UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GREENVISION ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
Common stock, par value $0.00001 per share (“Common Stock”)
	(2)	Aggregate number of securities to which transaction applies:
4,661,954 shares of Common Stock and 338,046 shares of Common Stock underlying options and warrants
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The proposed maximum aggregate value of the transaction was calculated based on $10.11 per share (the average of the high and low prices reported on the Nasdaq Stock Market on August 27, 2020.
	(4)	Proposed maximum aggregate value of transaction:
$50,550,000
	(5)	Total fee paid:
$6,562
☒	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
OF GREENVISION ACQUISITION CORP.

Proxy Statement dated [October __,] 2020
and first mailed to stockholders on or about [October __,] 2020

Dear Stockholders:

You are cordially invited to attend the special meeting of the stockholders of GreenVision Acquisition Corp. (“GVAC” or “GreenVision”). GVAC is a Delaware corporation incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

Holders of the common stock of GVAC will be asked to approve the Merger Agreement, dated as of August 26, 2020 (the “Merger Agreement”) by and among GVAC, Accountable Healthcare America, Inc., a Delaware private corporation (“AHA”) and GreenVision Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of GVAC (the “Merger Sub”), and the other related proposals, pursuant to which the Merger Sub will merge with and into AHA, with AHA surviving the merger (“Business Combination”). As a result, AHA will become a wholly-owned subsidiary of GVAC. The former holders of the capital stock of AHA will be entitled to receive an aggregate of 5,000,000 shares of Common Stock (inclusive of AHA options and warrants which are being exchanged for an aggregate of 338,046 new options and warrants of GVAC), and assuming redemption of 5,250,000 shares from our public stockholders, representing approximately 66.5% of the issued and outstanding common stock of GVAC. Following completion of the Business Combination, GVAC will file an amendment to its certificate of incorporation to changes its name to AHA Healthcare, Inc. The issuance of GVAC shares of Common Stock to the securityholders of AHA is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

As of June 30, 2020, there was $57,839,584 of funds in GVAC’s trust account. On __________, 2020, the record date for the special meeting of stockholders, the last sale price of GVAC’s common stock was $____. As of June 30, 2020, $202,271 of cash was held outside of the trust account and was available for working capital purposes.

Each stockholder’s vote is very important. Whether or not you plan to attend the GVAC special meeting in person, please submit your proxy card without delay. Stockholders may revoke proxies at any time before they are voted at the meeting. Voting by proxy will not prevent a stockholder from voting in person at the special meeting if such stockholder subsequently chooses to attend the GVAC special meeting.

We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page 20.

GVAC’s Board of Directors unanimously recommends that GVAC stockholders vote “FOR” approval of each of the proposals.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

Zhigeng (David) Fu Chief Executive Officer GreenVision Acquisition Corp.

October ___, 2020

HOW TO OBTAIN ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about GVAC that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by GVAC with the Securities and Exchange Commission, such information is available without charge upon written or oral request. Please contact the following:

Solicitation Agent:

Advantage Proxy Inc.

1 (877) 870-8565

Attn: Karen Smith

or

GreenVision Acquisition Corp.
One Penn Plaza 36th Floor
New York, NY 10019
Attn: Chief Financial Officer
Telephone: (212) 786-7429

If you would like to request documents, please do so no later than ________, 2020 to receive them before GVAC’s special meeting. Please be sure to include your complete name and address in your request. Please see “Where You Can Find Additional Information” to find out where you can find more information about GVAC and AHA. You should rely only on the information contained in this proxy statement in deciding how to vote on the Business Combination. Neither GVAC, AHA nor the Merger Sub has authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

USE OF CERTAIN TERMS

Unless otherwise stated in this proxy statement, or the context otherwise requires:

•        Unless noted otherwise, references to “GVAC,” “we,” “us” or “our company” refer to GreenVision Acquisition Corp., a Delaware corporation.

•        References to “Merger Sub” in this proxy statement refer to GVAC Merger Sub Inc.., a Delaware company and wholly-owned subsidiary of GVAC.

•        References to “AHA” refer to Accountable Healthcare America, Inc., a Delaware corporation and its subsidiaries.

•        References to “U.S. Dollars” and “$” refer to the legal currency of the United States.

NOTICE OF SPECIAL MEETING OF
GREENVISION ACQUISITION CORP. STOCKHOLDERS
To Be Held on October __, 2020

To: GreenVision Acquisition Corp. Stockholders:

A special meeting of stockholders of GVAC will be held at the office of Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, New York 10017, on October ___, 2020, at 10:00 a.m., for the following purposes:

•        To approve the Merger Agreement, dated as of August 26, 2020 (the “Merger Agreement”) by and among GVAC, Accountable Healthcare America, Inc. (“AHA”) and GVAC Merger Sub Inc. (the “Merger Sub”), and the transactions contemplated thereby, (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the GreenVision Acquisition Corp. 2020 Omnibus Incentive Plan. This proposal is referred to as the “Equity Plan Adoption Proposal” or “Proposal No. 2.”

•        To approve the issuance of more than 20% of the issued and outstanding common stock of GVAC pursuant to the terms of the Merger Agreement, as required by Listing Rules 5635(a)(b) and (d) of the Nasdaq Capital Market. This proposal is referred to as the “Nasdaq 20% Proposal” or “Proposal No. 3.”

•        To approve the adjournment of the special meeting, if necessary or advisable, in the event GVAC does not receive the requisite stockholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 4.”

Proposals 1 through 4 are sometimes collectively referred to herein as the “Proposals.”

As of __________, ____] 2020, there were 7,187,500 shares of common stock of GVAC issued and outstanding and entitled to vote. Only GVAC stockholders who hold common stock of record as of the close of business on [________] __, 2020 are entitled to vote at the special meeting or any adjournment of the special meeting. This proxy statement is first being mailed to stockholders on or about [_______ __,] 2020. Approval of the Business Combination Proposal, the Equity Plan Adoption Proposal, the Nasdaq 20% Proposal and the Business Combination Adjournment Proposal will each require the affirmative vote of the holders of a majority of the issued and outstanding common stock present and entitled to vote at the special meeting or any adjournment thereof. Approval of each of the Amendment Proposals will require the affirmative vote of a majority of the issued and outstanding common stock entitled to vote at the special meeting. Attending the special meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on any of the Proposals.

GVAC currently has authorized share capital of 300,000,000 shares of common Stock of which 7,187,500 are issued and outstanding, with a par value of $0.00001 per share, and 1,000,000 shares of preferred stock with a par value of $0.00001 per share, none of which are issued or outstanding.

Holders of GVAC’s common stock will not be entitled to appraisal rights under Delaware law in connection with the Business Combination and any other Proposal.

Whether or not you plan to attend the special meeting in person, please submit your proxy card without delay. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting. If you fail to return your proxy card and do not attend the meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. You may revoke a proxy at any time before it is voted at the special meeting by executing and returning a proxy card dated later than the previous one, by attending the special meeting in person and casting your vote by ballot or by submitting a written revocation that is received by us before we take the vote at the special meeting to GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019; telephone: (212) 786-7429. If you hold your shares through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding revocation of proxies.

GVAC’s Board of Directors unanimously recommends that GVAC stockholders vote “FOR” approval of each of the Proposals.

By order of the Board of Directors,

Zhigeng (David) Fu Chief Executive Officer and Chairman of the Board

Annex A

Merger Agreement and Plan of Reorganization dated August 26, 2020 by and among, Accountable Healthcare America, Inc., Mike Bowen as Representative of the Shareholders of the Company, GreenVision Acquisition Corp. and GreenVision Merger Sub Inc.

A-1
Annex B	Form of Registration Rights Agreement	B-1
Annex C	GreenVision Acquisition Corp. 2020 Omnibus Incentive Plan	C-1
Annex D	Form of Proxy Voting Ballot	D-1

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR GVAC stockholders

Q:     What is the purpose of this document?

A:     GreenVision Acquisition Corp., a Delaware corporation (“GVAC”), Accountable Healthcare America, Inc. a Delaware private corporation (“AHA”) and GVAC Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of GVAC, have agreed to a Business Combination under the terms of a Merger Agreement, dated as of August 26, 2020, by and among GVAC, the Merger Sub and AHA. Under the terms of the Business Combination, Merger Sub will merge with and into AHA, with AHA surviving the merger. As a result, AHA will be a wholly-owned subsidiary of GVAC. The former securityholders of AHA will receive shares of Common Stock of GVAC. The transaction is intended to be a “reverse triangular merger” and qualify as a tax-free exchange under Section 368(b) of the Internal Revenue Code. The consummation of the transactions contemplated by the Merger Agreement are referred to collectively as the Business Combination and the proposal to approve the Business Combination is referred to as the “Business Combination Proposal”. The Merger Agreement, as amended, is attached to this proxy statement as Annex A, and is incorporated into this proxy statement by reference. You are encouraged to read this proxy statement, including “Risk Factors” and all the annexes hereto.

The units (the “GVAC Units”) that were issued in GVAC’s initial public offering (“Initial Public Offering”) each consist of one share of common stock of GVAC, par value $0.00001 per share (the “GVAC Shares”), one redeemable warrant (“GVAC Warrants”) to purchase one GVAC Share, and rights (“GVAC Rights”) to acquire 1/10th of a GVAC share. The GVAC Warrants entitle the holder thereof to purchase one GVAC Share for $11.50 per full share. Simultaneously with the consummation of the Initial Public Offering completed on November 21, 2019, we consummated the private placement of an aggregate of 2,100,000 warrants, each exercisable to purchase one GVAC Share for $11.50 per share (the “Private GVAC Warrants”) which were sold and issued to our sponsor, GreenVision Capital Holdings LLC (“Sponsor”). GVAC stockholders (except for our Sponsor and GVAC’s officers and directors) will be entitled to redeem their GVAC Shares for a pro rata share of the trust account (currently anticipated to be no less than approximately $10. ___ per share for stockholders) net of taxes payable.

The GVAC Units, GVAC Shares, GVAC Warrants and GVAC Rights are currently listed on the Nasdaq Capital Market. Only holders of GVAC Shares are receiving this Proxy Statement and are entitled to vote on the Proposals.

We are required under our Certificate of Incorporation and the rules of the Nasdaq Stock Market Inc. to obtain approval of our stockholders for the Business Combination and other matters described herein. This proxy statement contains important information as required under the rules and regulations of the Securities and Exchange Commission about the proposed Business Combination and the other matters to be acted upon at the special meeting of GVAC stockholders. You should read it carefully.

Q:     What is being voted on?

A:     Below are the proposals on which GVAC stockholders are being asked to vote:

•        To approve the Business Combination contemplated under Merger Agreement, dated as of August 26, 2020 by and among GVAC, AHA and GVAC Merger Sub Inc., and the transactions contemplated thereby, (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the GreenVision Acquisition Corp. 2020 Omnibus Incentive Plan. This proposal is referred to as the “Equity Plan Adoption Proposal” or “Proposal No. 2.”

•        To approve the issuance of more than 20% of the issued and outstanding common stock of GVAC pursuant to the terms of the Merger Agreement, as required by Listing Rules 5635(a)(b) and (d) of the Nasdaq Capital Market. This proposal is referred to as the “Nasdaq 20% Proposal” or “Proposal No. 3.”

•        To approve the adjournment of the special meeting, if necessary or advisable, in the event GVAC does not receive the requisite stockholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 4.”

Q:     What is the consideration being paid to AHA securityholders?

A:     The total number of GVAC Shares which may be issued to the AHA securityholders is 5,000,000 GVAC Shares. Of such total number of GVAC shares, the securityholders of AHA that hold shares of AHA capital stock (including holders of AHA preferred stock exercisable and convertible notes will initially receive at closing an aggregate of 3,661,954 GVAC Shares upon completion of the Business Combination. An aggregate of 338,046 shares will not be delivered at closing but will be issuable upon exercise of outstanding AHA options and warrants which are being exchanged for options and warrants to acquire GVAC Shares. An additional 1,000,000 GVAC Shares (“Holdback Shares”) are subject to issuance to the AHA securityholders provided that (A) the closing price of a share of GVAC’s Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period immediately following the Closing of the Merger but prior to the first anniversary of the Closing of the Merger, or (B) the Company Group (as defined in the Merger Agreement) achieves $17,500,000 or more of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the fiscal year ending December 31, 2020. Of the 3,661,954 shares to be delivered at closing, 250,000 GVC shares will be placed in escrow for a period of up to 18 months to provide for indemnification claims which may be brought by GVAC as described in the section entitled “The Merger Agreement”.

Q:     Following the closing of the Business Combination, what percentage of the combined company will the former GVAC public stockholders own?

A:     Assuming full redemptions of our public shares (5,250,000 shares), and giving effect to the Merger Agreement, it is anticipated that upon completion of the Business Combination, the ownership of the outstanding shares of common stock of GVAC of the post-Merger company will be as follows:

•        GVAC public stockholders will own approximately 14.5% excluding shares beneficially owned by our Sponsor, officers and directors (1,437,500 GVAC shares of common stock);

•        Our Sponsor, officers and directors will own 1,437,500 GVAC Shares or approximately 19%; and

•        AHA former shareholders as of the date of the execution of the Merger Agreement, will own 5,000,000 shares or approximately 66.5%, including the Holdback Shares and including shares underlying options and warrants to acquire 338,046 GVAC shares of common stock being issued in exchange for outstanding options and warrants held by certain AHA security holders.

The percentages and figures above do not include any adjustment in the event that AHA raises equity capital prior to closing. See “Additional Capitalization Requirements Related to the Business Combination” at page 12.

The ownership percentages with respect to the post-Merger company following the Business Combination set forth above do not take into account: (a) warrants to purchase 287,500 GVAC Shares that will remain outstanding immediately following the Business Combination held by the underwriter in our Initial Public Offering; (b) warrants to purchase 2,100,000 GVAC shares held by our Sponsor; or (c) the issuance of any shares which may be issuable under options or other awards to AHA officers or employees under their employment agreements which will become effective upon completion of the Business Combination, but does include an aggregate of 575,000 GVAC Shares issuable upon conversion of the GVAC Rights, which will be automatically converted into GVAC Shares at the Closing of the Business Combination on the basis of 1/10th GVAC Share for each outstanding GVAC Right. If the actual facts are different than these assumptions, the percentage ownership retained by our public stockholders following the Business Combination will be different. Also excluded the GVAC public warrants and private placement warrants (which represent, in the aggregate, warrants to acquire 8,137,500 shares) will become exercisable 30 days after the completion of the Business Combination and will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation.

The ownership percentages stated above also do not give effect to any securities which may be issuable in the event that AHA raises additional equity capital prior to closing in order to satisfy its various indebtedness obligations.

Assuming no redemptions of the GVAC Shares issued in our Initial Public Offering, the combined company would have a pro forma valuation of approximately $127 million based upon a price of $10.00 per share and the securities issued to the AHA shareholders would have a value of $50,000,000 million at an assumed price of $10.00 per share.

For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Q:     Do any of GVAC’s directors or officers have interests that may conflict with my interests with respect to the Business Combination?

A:     GVAC’s directors and officers have interests in the Business Combination that are different from your interests as a stockholder. You should keep in mind the following interests of GVAC’s directors and officers:

In September, 2019 prior to our Initial Public Offering, GVAC issued the Sponsor Shares for an aggregate purchase price of $25,000. The Sponsor Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would own 20% of the GVAC’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). The underwriters’ over-allotment option was exercised in full, and therefore the 187,500 Sponsor Shares were not forfeited. In addition, in conjunction with the closing of the Initial Public Offering, the Sponsor purchased 2,100,000 warrants, each warrant to purchase one GVAC Share, at a price of $1.00 per warrant. The warrants held by our Sponsor are exercisable at $11.50 per share. Two of our officers and directors have a pecuniary interest in the shares held by the Sponsor. Our other two directors hold an aggregate of 60,000 GVAC Shares. Therefore, in light of the amount of consideration paid for the foregoing securities, GVAC’s directors and officers will likely benefit from the completion of the Business Combination even if the Business Combination causes the market price of GVAC’s securities to significantly decrease. The likely benefit to GVAC’s directors and officers may influence their motivation for promoting the Business Combination and/or soliciting proxies for the approval of the Business Combination Proposal. See “Risk Factors — Risks Related to GVAC’s Business — GVAC’s directors and officers may have certain conflicts in determining to recommend the Business Combination with AHA, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a stockholder.”

If GVAC does not consummate the Business Combination by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020, GVAC will be required to dissolve and liquidate and the securities held by GVAC’s insiders will be worthless because such holders have agreed to waive their rights to any liquidation distributions.

In addition, the exercise of GVAC’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in GVAC stockholders’ best interests. See “Risk Factors — Risks Related to GVAC’s Business — Because GVAC’s Sponsor and all of GVAC’s officers and directors own GVAC Shares and GVAC Warrants which will not participate in liquidation distributions and, therefore, they may have a conflict of interest in determining whether the Business Combination is appropriate.”

Q:     When and where is the special meeting of GVAC’s stockholders?

A:     The special meeting of GVAC stockholders will take place at the office of our outside counsel, Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, New York 10019 at 10:00 a.m. New York time on _________, 2020.

Q:     Who may vote at the special meeting of stockholders?

A:     Only holders of record of GVAC Shares as of the close of business on [__________] __, 2020 (the “Record Date”) may vote at the special meeting of stockholders. As of [_______ __,] 2020, there were 7,187,500 shares of GVAC Shares outstanding and entitled to vote. Assuming that all of GVAC’s outstanding shares are present and entitled to vote at the meeting, 3,600,937 GVAC Shares would be required to be voted in favor of each Proposal in order approve each such Proposal.

GVAC’s Sponsor and initial stockholders own an aggregate of 1,437,500 shares and have agreed to vote in favor of the Business Combination.

Please see “Special Meeting of GVAC Stockholders — Record Date; Who is Entitled to Vote” for further information.

Q:     What is the quorum requirement for the special meeting of stockholders?

A:     Stockholders representing a majority (3,600,937 shares) of the GVAC Shares issued and outstanding as of the Record Date and entitled to vote at the special meeting must be present in person or represented by proxy in order to hold the special meeting and conduct business. This is called a quorum. GVAC Shares will be counted for purposes of determining whether there is a quorum if the stockholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card. In the absence of a quorum, stockholders representing a majority of the votes present in person or represented by proxy at such meeting, may adjourn the meeting until a quorum is present.

Q:     What vote is required to approve the Proposals?

A:     Approval of the Business Combination Proposal, the Equity Plan Adoption Proposal, the Nasdaq 20% Proposal, and the Business Combination Adjournment Proposal will each require the affirmative vote of the holders of a majority of the issued and outstanding common stock of GVAC present and entitled to vote at the special meeting. Attending the special meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Proposals.

Q:     How will the initial stockholders vote?

A:     GVAC’s Sponsor and other initial stockholders, who as of the Record Date owned 1,437,500 Sponsor Shares, or approximately 20% of the outstanding GVAC Shares, have agreed to vote their respective shares of common stock acquired by them prior to the Initial Public Offering in favor of each of the Proposals, including the Business Combination Proposal. GVAC’s Sponsor and other initial stockholders have also agreed that they will vote any shares they purchase or have purchased in the open market since the Initial Public Offering in favor of each of the other Proposals.

Q:     Am I required to vote against the Business Combination Proposal in order to have my common stock redeemed?

A:     No. You are not required to vote against the Business Combination Proposal in order to have the right to demand that GVAC redeem your common stock for cash equal to your pro rata share of the aggregate amount then on deposit in the trust account (before payment of deferred underwriting commissions and including interest earned on their pro rata portion of the trust account, net of taxes payable). These rights to demand redemption of GVAC Shares for cash are sometimes referred to herein as redemption rights. If the Business Combination is not completed, then holders of GVAC Shares electing to exercise their redemption rights will not be entitled to receive such payments.

Q:     Do I have redemption rights?

A:     Yes. However, a redemption payment will only be made in the event that the proposed Business Combination is consummated. If the proposed Business Combination is not completed for any reason, then public stockholders who exercised their redemption rights would not be entitled to receive the redemption payment. You may not elect to redeem your shares prior to the completion of the Business Combination.

The units (the “GVAC Units”) that were issued in GVAC’s Initial Public Offering, each consist of one share of common stock of GVAC, par value $0.00001 per share (the “GVAC Shares”), one redeemable warrant to purchase one GVAC Share, and one right to acquire 1/10 of a GVAC Share. Assuming the Proposed Business Combination closes, GVAC stockholders (except for the Sponsor or GVAC’s officers and directors) who elect their redemption right will be entitled to redeem their GVAC Shares for a pro rata share of the trust account (currently anticipated to be no less than approximately $10.__ per share for stockholders) net of taxes payable.

Q:     How do I exercise my redemption rights?

A:     If you are a public stockholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time on ________, 2020 (two (2) business days before the special meeting), that GVAC redeem your shares into cash; and (ii) submit your request in writing to GVAC’s transfer agent, at the address listed at the end of this section and deliver your shares to GVAC’s transfer agent physically or electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal at Custodian) System at least two (2) business days before the special meeting.

Any corrected or changed written demand of redemption rights must be received by GVAC’s transfer agent two (2) business days before the special meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two (2) business days before the special meeting.

Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether or not they are holders of GVAC Shares as of the Record Date. Any public stockholder who holds shares of GVAC Shares on or before __________, 2020 (two (2) business days before the special meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination).

Any request for redemption, once made, may be withdrawn at any time up to the date of the special meeting of GVAC stockholders. The actual per share redemption price will be equal to the aggregate amount then on deposit in the trust account (before payment of deferred underwriting commissions and including interest earned on their pro rata portion of the trust account, net of taxes payable), divided by the number of shares of common stock sold in the Initial Public Offering. Please see the section entitled “Special Meeting of GVAC Stockholders — Redemption Rights” for more information on the procedures to be followed if you wish to redeem your GVAC Shares for cash.

Q:     How can I vote?

A:     If you were a holder of record GVAC Shares on the Record Date for the special meeting of GVAC stockholders, you may vote with respect to the applicable Proposals in person at the special meeting of GVAC stockholders, or by submitting a proxy by mail so that it is received prior to 9:00 a.m. on _______, 2020, in accordance with the instructions provided to you under “Special Meeting of GVAC Stockholders.” If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your bank, broker or other nominee in advance of the special meeting to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide your bank, broker or other nominee with instructions on how to vote your shares or, if you wish to attend the special meeting of GVAC stockholders and vote in person, obtain a proxy from your bank, broker or other nominee.

Q:     If my shares are held in “street name” by my bank, broker or other nominee, will they automatically vote my shares for me?

A:     No. Under the rules of various national securities exchanges, your bank, broker or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your bank, broker or other nominee. GVAC believes the Proposals other than the adjournment proposal are non-discretionary and, therefore, your bank, broker or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or other nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Proposals.. You should instruct your broker to vote your GVAC Shares in accordance with directions you provide.

Q:     What if I abstain from voting or fail to instruct my bank, broker or other nominee on how to vote my shares?

A:     GVAC will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the special meeting of GVAC stockholders. For purposes of approval, an abstention on any Proposals will have the same effect as a vote “AGAINST” such Proposal. Additionally, failure to elect to exercise your redemption rights will preclude you from having your common stock redeemed for cash. In order to exercise your redemption rights, you must make an election on the applicable proxy card to redeem such GVAC Shares or submit a request in writing to GVAC’s transfer agent at the address listed on page 182, and deliver your shares to GVAC’s transfer agent physically or electronically through DTC prior to the special meeting of GVAC stockholders.

Q:     Can I change my vote after I have mailed my proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the special meeting in person and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the special meeting. If you hold your shares through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Continental Stock Transfer & Trust Company
1 State Street,
New York, New York 10004
Attn.: Proxy Department
Telephone: (212) 509-4000

or

GreenVision Acquisition Corp.
One Penn Plaza, 36th Floor
New York, NY 10019
Attn: Chief Financial Officer
Telephone: (212) 786-7429

Q:     Should I send in my share certificates now?

A:     GVAC stockholders who intend to have their common stock redeemed should send their certificates to GVAC’s transfer agent two (2) business days before the special meeting. Please see “Special Meeting of GVAC Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your common stock for cash.

Q:     When is the Business Combination expected to occur?

A:     Assuming the requisite stockholder approvals are received and all other conditions to closing satisfied, GVAC expects that the Business Combination will occur no later than November, __2020.

Q:     May I seek statutory appraisal rights or dissenter rights with respect to my shares?

A:     No. Appraisal rights are not available to holders of GVAC Shares in connection with the proposed Business Combination. For additional information, see the sections entitled “Special Meeting of GVAC Stockholders — Appraisal Rights.”

Q:     What happens if the Business Combination is not consummated?

A:     If GVAC does not consummate a business combination by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020, unless such time is extended for up to an additional 6 months, then pursuant to our Amended and Restated Certificate of Incorporation, GVAC’s officers must take all actions necessary in accordance with the Delaware General Corporation Law (referred to herein as the “DGCL”) to dissolve and liquidate GVAC as soon as reasonably practicable. Following dissolution, GVAC will no longer exist as a company. In any liquidation, the funds held in the trust account, plus any interest earned thereon (net of taxes payable), together with any remaining out-of-trust net assets will be distributed pro-rata to holders of GVAC Shares who acquired such common stock in GVAC’s Initial Public Offering or in the aftermarket. The estimated consideration that each GVAC share would be paid at liquidation would be approximately $10.__ per share for stockholders based on amounts on deposit in the trust account as of ________, 2020. The closing price of GVAC’s common stock on the Nasdaq Capital Market as of ________ __, 2020 was $______. GVAC’s Sponsor and other initial stockholders waived the right to any liquidation distribution with respect to any GVAC Shares held by them.

Q:     What happens to the funds deposited in the trust account following the Business Combination?

A:     Following the closing of the Business Combination, funds in the trust account will be released to GVAC. Holders of GVAC Shares exercising redemption rights will receive their per share redemption price. The balance of the funds will be utilized to fund the Business Combination. As of June 30, 2020, there was $57,839,584 in GVAC’s trust account; based upon which amount approximately $10.06 per outstanding share issued in GVAC’s Initial Public Offering will be paid to the public investors. Any funds remaining in the trust account after such uses will be used for future working capital and other corporate purposes of the combined entity.

Q:     Who will solicit the proxies and pay the cost of soliciting proxies for the Special Meeting?

A:     GVAC will pay the cost of soliciting proxies for the Special Meeting. GVAC has engaged Advantage Proxy as its solicitation agent to assist in the solicitation of proxies for the Special Meeting. GVAC has agreed to pay Advantage Proxy, the solicitation agent, a fee of $7,500, plus disbursements, and will reimburse the solicitation agent for its reasonable out-of-pocket expenses and indemnify Solicitation agent and its affiliates against certain claims, liabilities, losses, damages and expenses. GVAC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of GVAC Shares for their expenses in forwarding soliciting materials to beneficial owners of the GVAC Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

DELIVERY OF DOCUMENTS TO GVAC’s stockholders

Pursuant to the rules of the Securities and Exchange Commission (“SEC”), GVAC and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement, unless GVAC has received contrary instructions from one or more of such stockholders. Upon written or oral request, GVAC will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that GVAC deliver single copies of the proxy statement in the future. Stockholders may notify GVAC of their requests by contacting GVAC as follows:

GreenVision Acquisition Corp.
One Penn Plaza, 36th Floor
New York, NY 10019
Attn: Chief Financial Officer
Telephone: (212) 786-7429

or

Advantage Proxy, Inc.
1 (877) 870-8565

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement but may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, including the Merger Agreement executed among GVAC, AHA and Merger Sub which is attached as Annex A. Please read these documents carefully as they are the legal documents that govern the Business Combination and your rights related to voting, any redemption rights and in the Business Combination.

Unless otherwise specified, all calculations and figures related to number of shares and share percentages assume no exercise of the redemption rights by GVAC’s stockholders.

The Parties to the Business Combination

GreenVision Acquisition Corp.

GreenVision Acquisition Corp is a blank check company formed under the laws of the State of Delaware on September 11, 2019. We were formed for the purpose of engaging in a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses or entities. We do not have any business operations. Our type of company is often referred to as a Special Purpose Acquisition Company, or SPAC. Our efforts to identify a prospective target business were not be limited to a particular industry or geographic region, although we intended to focus our search on target businesses operating in North America, Europe and Asia (excluding China) in the life sciences and healthcare industries. In connection with our listing application with the Nasdaq Stock Market, we agreed that we would not undertake our initial business combination with any entity with its principal business operations in China.

On November 21, 2019, we consummated our initial public offering of 5,750,000 units (the “Units”), inclusive of the over-allotment option of 750,000 Units. Each unit consisted of one share of common stock, par value $0.00001, one redeemable warrant, and one right to receive one-tenth (1/10) of a share of common stock upon consummation of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $57,500,000. Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) with its sponsor, GreenVision Capital Holdings LLC. (“Sponsor”) for the purchase of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $2,100,000, pursuant to the Sponsor Subscription Agreement dated September 19, 2019. In addition, the Company sold to I-Bankers Securities Inc., for $100, a share purchase warrant to purchase up to 287,500 shares exercisable at $12.00 per share, commencing on the later of the consummation of the Company’s initial business combination and 360 days from the effective date of the Registration Statement, pursuant to the Share Purchase Warrant dated November 21, 2019.

As of November 21, 2019, a total of $57,500,000 of the net proceeds from the initial public offering, or IPO, and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. As of June 30, 2020, the amount held in trust was $57,839,584.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates and engaging in non-binding discussions with potential target entities. Other than the proposed transaction with AHA, we have not entered into any binding agreement with any target entity. We presently have no revenue and have had losses since inception from incurring formation and operating costs since completion of our IPO.

The GVAC Units, GVAC Shares, GVAC Warrants and GVAC Rights are each quoted on the Nasdaq Capital Market, under the symbols “GVACU,” “GVAC”, “GVACW” and “GVACR”, respectively. Each of GVAC Units consists of one GVAC Share, one GVAC Warrant to purchase one half of a GVAC Share. GVAC Units commenced trading on the Nasdaq Capital Market on November 19, 2019. GVAC Shares, GVAC Warrants and GVAC Rights commenced trading on the Nasdaq Capital Market on December 9, 2019.

Merger Sub

GVAC Merger Sub Inc. is a Delaware corporation and wholly owned subsidiary of GVAC, formed on July 30, 2020 solely to consummate the Business Combination. The Merger Sub will merge with AHA with AHA surviving the merger and continuing as the surviving entity. AHA will then be a direct wholly-owned subsidiary of GVAC. The Merger is intended to qualify as a reverse triangular merger under Section 368(b) of the Internal Revenue Code and related Internal Revenue Service regulations.

AHA

Accountable Healthcare America Inc., (AHA) is a privately held Delaware corporation which was formed on October 6, 2014. AHA operates Management Service Organizations (MSO), Independent Physician Associations (IPA) and Accountable Care Organizations (ACO). AHA is a patient-physician-centric integrated technology-enabled population health management company providing coordinated, outcome-based medical care in a cost-effective manner. AHA serves patients in South Florida, with plans to expand to other regions of Florida as well as throughout the United States. A majority of AHA’s patients are covered by private or public insurance provided through Medicare, Medicaid and Medicare Advantage Plans (“MA”).

The AHA platform provides comprehensive essential services to its wholly-owned network of providers that are central to success in value-based contract arrangements with both Medicare managed care organizations and with the Centers for Medicare and Medicaid Services (CMS). AHA’s suite of services include financial, clinical and population health data analytics, care coordination, high-risk care management, documentation improvement and medical coding programs, medical management best practices programs, health management programs such as clinical care plans, annual wellness visits and chronic care management, and performance improvement programs.

An MSO is an organization that represents primary care physicians and negotiates and administers contracts with Medicare Advantage Health Plans. An IPA is a group of doctors who come together to provide care for patients with insurance from various health plans. ACOs are groups of doctors, hospitals, and other health care providers, who come together voluntarily to give coordinated high-quality care to their Medicare fee-for-service patients. Led by a management team with decades of experience, AHA has built a company and culture that is focused on physicians providing high-quality medical care, patient-physician centered engagement, supported through proprietary technology, data and business intelligence, and financial platform. AHA believes its acquisitions of MSOs, ACOs and Related physician practices position us to take advantage of the growing trends in the U.S. healthcare industry towards value-based, risk-contracts that are focusing on patient satisfaction, high-quality care and cost efficiency.

AHA’s businesses are targeted towards providing services to Medicare, Medicaid and Medicare Advantage Plan patients, and therefore it operates within the purview of CMS (The Centers for Medicare & Medicaid Services) which is part of the Federal Government’s Department of Health and Human Services (HHS). Section 1115A of the Social Security Act of 2015 (as added by section 3021 of the Affordable Care Act). created the CMS Innovation Center for the purpose of testing “innovative payment and service delivery models to reduce program expenditures while preserving or enhancing the quality of care” for those individuals who receive Medicare, Medicaid, or Children’s Health Insurance Program (CHIP) benefits. New payment and service delivery models are developed by the CMS’ Innovation Center in accordance with the requirements of section 1115A of the Social Security Act. According to CMS, its Innovation Center plays a critical role in implementing the Quality Payment Program, which Congress created as part of the Medicare Access and CHIP Reauthorization Act of 2015 (MACRA) to replace Medicare’s Sustainable Growth Rate formula to pay for physicians’ and other providers’ services. Under this program, clinicians may earn incentive payments by participating to a sufficient extent in Advanced Alternative Payment Models (APMs). In Advanced APMs clinicians accept some risk for their patients’ quality and cost outcomes and meet other specified criteria. MSOs and ACOs are being utilized by CMS and MA Plans to encourage value-based contracts that hold the providers accountable for care and quality. Through AHA’s subsidiaries, it is managing approximately 28,000 Medicare Beneficiaries covering the health services for 9000 Medicare Advantage Members and 4000 Medicaid Managed Care and PPO Members under a Management Service Organization and other direct Payor contracts, as well as, ACMG’s 15,000 original Medicare participants in two ACOs. AHA wholly-owns thirteen Primary Care Physician (“PCP”) practices which are successfully providing care for members of various health plans, as well as ACMG’s network of 68 Primary Care Provider Groups comprising 326 PCPs.

AHA operates under one reportable segment, the healthcare delivery segment. AHA’s revenue streams are diversified among our various operations and contract types, and include:

•        Pere Member per Month (“PMPM”) Capitation payments from various health plans;

•        Medicare shared savings payments from our Medicare Shared Savings Program (“MSSP”) ACOs which are administered by CMS;

•        Risk pool settlements and incentives from various health plans;

•        Management fees and Preferred Vendor Agreements for the ACO and MSO; and

•        Fee-For Service (“FFS”) reimbursements.

AHA’s service responsibilities are to provide accurate, timely and useful financial, Patient Data Analytics, medical management, maximize Payor-Provider Contracting, Corporate and Regulatory Compliance policies and procedures, operational systems and support.

In the prior 18 months, AHA has acquired two ACOs and one MSOs, two IPAs and 13 practices serving Medicare patients in South Florida. AHA’s technology-enabled population health management platform focusses on medical management, process improvement, financial management, and compliance.

Through May 2019, AHA acquired 70% of the equity interests of Accountable Care Medical Group of Florida, Inc. a Florida corporation (ACMG). ACMG operates as a MSSP ACO. In March 2019, we acquired the remaining 30% that AHA did not previously own. In January 2020, in response to CMS ACO MSSP program modifications, ACMG added an additional Basic ACO. ACMG operates two five-year ACO contracts with CMS.

AHA has embarked on an acquisition strategy to expand its business. On May 27, 2020, through its wholly owned subsidiary, AHA Analytics, AHA acquired a cloud-based population health management platform from Clinigence Health, Inc, that provides a clinical business intelligence Software-as-a-Service (“SaaS”). The analytics platform solution integrates clinical and financial data across multiple electronic health record systems and care settings and delivers comprehensive patient views and real-time, dynamic and predictive population reports critical to success in value-based payment models. With the acquisition of this technology from Clinigence, AHA Analytics can aggregate clinical and claims data across multiple settings, information systems and sources to create a holistic view of each patient and provider and virtually unlimited insights into patient populations.

On July 24, 2020, AHA entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”) with Rajendra Bansal M.D. and, Dr. Urmila Misty M.D., as Tenants by the Entirety and Hope Trust and Health Promoters Limited Liability Company, a Florida limited liability company (“HP”), pursuant to which AHA acquired all of the membership interests of HP from the owners of HP.

On July 24, 2020, AHA also entered into a Stock Purchase Agreement (the “Jupiter SPA”) with Dr. Rajendra Bansal M.D, Dr. Urmila Misty M.D and the Trustees of the Best Trust A and Best Trust N, pursuant to which AHA acquired all of the issued and outstanding shares of stock of Jupiter Medical Group, P.A., a Florida corporation (“JMG”). JMG is an organization of primary care physician practices.

Further, on July 24, 2020 AHA entered into a Stock Purchase Agreement (the “Primary Care SPA”) with Dr. Rajendra Bansal M.D, Dr. Urmila Misty M.D and the Trustees of the Best Trust A and Best Trust N, pursuant to which AHA acquired all of the issued and outstanding shares of stock of Primary Care Practices, a Florida corporation (“PCP”). PCP is an organization of primary care physician practices.

AHA operates, or will operate upon completion of the business combination, through its subsidiaries including:

•        Health Promoters Limited Liability Company which operates as an MSO;

•        Primary Care Associates which operates Primary Care Practices;

•        Jupiter Medical Group which operates Primary Care Practices;

•        Accountable Care Medical Group of Florida, Inc. — which operates 2 accountable care organizations; and

•        AHA Analytics, Inc. which performs industry and patient related analytics and utilizes the recently acquired Clinigence intellectual property.

For more information on AHA, please see the sections entitled “AHA’s Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AHA,” “Directors, Executive Officers, Executive Compensation and Corporate Governance — Directors and Executive Officers After the Business Combination,” and “Directors, Executive Officers, Executive Compensation and Corporate Governance — Compensation of Officers and Directors of AHA.”

AHA’s principal business office is located at 2455 East Sunrise Blvd., Suite 1204, Fort Lauderdale, Florida.

The Merger Agreement

On August 26, 2020, GVAC, Merger Sub, and AHA entered into the Merger Agreement pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into AHA, with AHA surviving the merger in accordance with Section 252 of the Delaware General Business Corporation Law. AHA and its subsidiaries will thereafter be direct or indirect subsidiaries of GVAC. For more information about the Business Combination, please see the section entitled “The Business Combination Proposal.” A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Consideration to AHA Security Holders

Upon the closing of the transactions contemplated in the Merger Agreement (the “Closing”), in consideration for all of the outstanding capital stock of AHA, the securityholders of AHA will receive shares of GVAC common stock equal to an aggregate of approximately 39% (or 5,000,000 shares of GVAC common stock) (assuming no redemptions of the IPO related GVAC Shares and including the Holdback Shares described below in the next paragraph) of the total issued and outstanding shares of GVAC upon completion of the merger. The aggregate number of shares also includes 338,046 shares reserved for issuance upon exercise of options and warrants of AHA which will be converted into GVAC options and warrants.

The AHA securityholders would be eligible to receive 1,000,000 shares of GVAC common stock being held back (“Holdback Shares”) from delivery at closing in the event that if (a) the closing price of a share of common stock of the post-Merger company equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period immediately following the closing of the Merger but prior to the first anniversary of the closing of the Merger, or (b) the post-Merger company has achieved $17.5 million or more of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the fiscal year ending December 31, 2020. The Holdback Shares will not be deemed issued and outstanding but will be held in a reserve or in escrow established with our stock transfer agent.

Additional Capitalization Requirements Related to the Business Combination

As a condition to closing of the Business Combination, indebtedness incurred by AHA in connection with its acquisitions of the equity interests and capital stock of three of its subsidiaries, namely, Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with its acquisition of the intellectual property assets of Clinigence, and its acquisition of the remaining equity of ACMG and other outstanding indebtedness will be paid in full. The total amount of the liabilities, as well as transactions costs, approximate $80 million. In order to satisfy these obligations, AHA expects to obtain third party financing in the form of debt and equity. No definitive terms of agreement have been determined as of the date of this filing.

See page the Section entitled “The Merger Agreement — Additional Capitalization Requirements Related to the Business Combination” for a further discussion of terms, including restrictions, that AHA anticipates will be included in any definitive credit agreement.

Except as described above, no additional consideration was paid by GVAC to the AHA shareholders in connection with the Business Combination agreements described above

For more information about the business combination procedure and terms and consideration to the AHA securityholders, please see the section entitled “The Business Combination Proposal.”

Management and Board of Directors Following the Business Combination

Effective as of the closing date, the Board of Directors of GVAC will consist of five members, one of whom will be designated by our Sponsor and four of which will be designated by AHA. The members designated by AHA will include Warren Hosseinion M.D., Mark Fawcett, Oded Levy and Mitchell Creem, and the member designated by GreenVision will be Jonathan Intrater, who presently is on the board of directors of GVAC.

Warren Hosseinion M.D., will be the Chief Executive Officer of GVAC and AHA after the consummation of the Business Combination. Under the rules of the Nasdaq Stock Market, a majority of our board members must qualify as independent directors. Our independent directors will be Jonathan Intrater, Mitchell Creem and Oded Levy. See “Directors and Executive Officers after the Business Combination” for additional information.

Other Agreements Relating to the Business Combination

Payment of Transaction Deposit by AHA

As a condition to the Merger Agreement, AHA provided the sum of $575,000 to GVAC which funds will be utilized to provide all or a portion of the deposit required to extend the existence of GVAC from November 21, 2020 to February 21, 2021, if Greenvision determines to proceed with the extension. The funds will not be placed into the IPO Trust account until a determination is made to extend, which GVAC is not required to determine until November 16, 2020. Under the terms of GVAC’s IPO and its certificate of incorporation, GVAC may, but is not obligated to, extend the period for two additional three-month periods to consummate a business combination. Pursuant to the terms of GVAC’s amended and restated certificate of incorporation and the trust agreement entered into between it and Continental Stock Transfer and Trust Company, LLC, in order to extend the time available for GVAC to consummate our initial business combination, upon five days advance notice prior to November 21, 2020, GVAC’s Sponsor (or designees) must deposit into the trust account $575,000 for each three month extension.

Employment Agreements

At the closing of the Business Combination, GVAC will enter into employment agreements with the following persons, all of whom will be deemed senior executives of GVAC and are presently engaged as employees or as consultants in the AHA business:

Warren Hosseinin, M.D., as Chairman and Chief Executive Officer;

Mark Fawcett as President;

Paul Rothman as Chief Operating Officer

Hymin Zucker, M.D., as Chief Medical Officer;

Michael Bowen as Chief Financial Officer; and

David Chu as Vice President of Finance.

See “Directors and Executive Officers after the Business Combination” for additional information.

Registration Rights Agreement

At the closing of the Business Combination, GVAC will enter into a Registration Rights Agreement with the AHA security holders, substantially in the form attached as Annex B to this proxy statement, which provides certain demand and piggy-back registration rights to the AHA security holders for the GVAC shares received by them. The demand registration rights may not be exercised until expiration of the lock up period 12 months after completion of the Business Combination). Subject to certain exceptions, the Company will bear all registration expenses (as defined in the Registration Rights Agreement).

Lock-Up Agreements

Under the terms of the Merger Agreement, it was agreed upon by the parties that until the first anniversary of the Closing of the Business Combination (the “Lockup Period End Date”), AHA securityholders, other than holders of less than 65,000 shares of AHA common stock (totalling an aggregate of approximately 1,000,000 shares) as recipients of GVAC Shares, will be prohibited from (i) the offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of the GVAC’s common stock, or any other securities of the GVAC convertible into or exercisable or exchangeable for any shares of such GVAC’s common stock (collectively, the “Lockup Shares”); (ii) entering into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Lockup Shares, whether any such transaction is to be settled by delivery of the Lockup Shares or other securities, in cash or otherwise; or (iii) making any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lockup Shares.

Impact of the Business Combination on the Public Float and Shares outstanding of GVAC

Assuming there are no redemptions of our public shares, and giving effect to the issuance of 3,661,954 GVAC Shares to the AHA securityholders pursuant to the Merger Agreement, GVAC will have an aggregate of 11,424,454 shares issued and outstanding. Such figures do not include the 1,000,000 Holdback Shares or the 338,046 GVAC which may be issued upon exercise of warrants and options being issued to former AHA security holders. Of such amount it is anticipated that upon completion of the Business Combination, the ownership of the outstanding shares of GVAC common stock of the post-Merger company will be as follows:

•        GVAC public stockholders will own approximately 55%, of the outstanding GVAC Shares excluding shares beneficially owned by our Sponsor, officers and directors;

•        Our Sponsor and officers and directors will own approximately 12.5% of the outstanding GVAC Shares; and

•        the former AHA shareholders will own approximately 32.5% of the outstanding shares of common stock of GVAC.

Assuming (i) redemption by holders of 5,250,000 shares of GVAC’s common stock (based upon no redemptions by our Sponsor, officers or directors and maintaining a number of shares to maintain at least $5,000,000 in assets at a value of $10.00 per share) and the issuance of 3,661,954 GVAC shares at closing to the AHA securityholders, GVAC will have 6,174,454 shares issued and outstanding at closing of the Business Combination. Of such amount, it is anticipated that upon completion of the Business Combination, the ownership of the outstanding shares of GVAC common stock of the post-Merger company will be as follows

•        GVAC public stockholders will own approximately 18% of the outstanding GVAC Shares;

•        GVAC’s Sponsor and current directors, officers and affiliates will own approximately 23% of the outstanding GVAC Shares; and

•        the former shareholders of AHA will own approximately 59% of the outstanding GVAC Shares.

The ownership percentages with respect to the post-Business Combination company set forth above do not take into account:

(a)     shares underlying issued and outstanding GVAC Warrants issued in our IPO (5,750,000 warrants) that will remain outstanding immediately following the Business Combination;

(b)    the issuance of any shares upon exercise of 287,500 warrants held by the underwriter in our IPO;

(c)     shares underlying the 2,100,000 Private Warrants held by our Sponsor;

(d)    the potential issuance of the 1,000,000 Holdback Shares to the AHA securityholders;

(e)     an aggregate of 338,046 shares issuable upon exercise of GVAC options and warrants which will be issued in exchange for AHA options and warrants; and

(f)     options to acquire an aggregate of 1,525,000 GVAC Shares which will be issued to senior management employees pursuant to employment agreements to be entered into effective at the closing of the Business Combination.

If the actual facts are different than these assumptions, the percentage ownership retained by our public stockholders following the Business Combination will be different.

For more information, please see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information,” and “Directors and Officers After Completion of the Business Combination”.

The Proposals

At the special meeting, stockholders of the Company will be asked to vote:

•        To approve the Merger Agreement, dated as of August 26, 2020 (the “Merger Agreement”) by and among GVAC, AHA and GVAC Merger Sub Inc. and the transactions contemplated thereby (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the GreenVision Acquisition Corp. 2020 Omnibus Long-Term Incentive Plan. This proposal is referred to as the “Equity Plan Adoption Proposal” or “Proposal No. 2.”

•        To approve the issuance of more than 20% of the issued and outstanding common stock of GVAC pursuant to the terms of the Merger Agreement, as required by Listing Rules 3635(a)(b) and (d) of the Nasdaq Capital Market. This proposal is referred to as the “Nasdaq 20% Proposal” or “Proposal No. 3.”

•        To approve the adjournment of the special meeting, if necessary or advisable, in the event GVAC does not receive the requisite stockholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 4.”

Please see the sections entitled “The Business Combination Proposal,” “The Equity Plan Adoption Proposal,” “The Nasdaq 20% Proposal” and “The Business Combination Adjournment Proposal”, for more information on Proposals 1 through 4.

Voting Securities, Record Date

As of _______________, 2020 there were 7,187,500 shares of common stock of GVAC issued and outstanding. Only GVAC stockholders who hold common stock of record as of the close of business on _____________, 2020 are entitled to vote at the special meeting of stockholders or any adjournment of the special meeting. Approval of the Business Combination Proposal, the Equity Plan Adoption Proposal, the Nasdaq 20% Proposal, and the Business Combination Adjournment Proposal will each require the affirmative vote of the holders of a majority of the issued and outstanding common stock of GVAC present and entitled to vote at the special meeting. Attending the special meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Proposals, except that a broker non-vote will have the same effect as voting against each of the Amendment Proposals.

As of _____________, 2020, GVAC’s Sponsor and other initial stockholders owned, either directly or beneficially, and were entitled to vote 1,437,500 GVAC Shares, or approximately 20% of GVAC’s outstanding common stock. With respect to the Business Combination, GVAC’s Sponsor and other initial stockholders have agreed to vote their respective GVAC Shares in favor of the Business Combination Proposal. They have also indicated that they intend to vote in favor of the other 3 Proposals.

Anticipated Accounting Treatment

The Business Combination will be treated by GVAC as a “reverse merger” in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For accounting purposes, AHA is considered to be acquiring GVAC in this transaction. Therefore, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which AHA is issuing stock for the net assets of GVAC. The net assets of GVAC will be stated at historical cost, with no goodwill or other intangible assets recorded. The post-acquisition financial statements of GVAC will show the consolidated balances and transactions of GVAC and AHA as well as comparative financial information of AHA (the acquirer for accounting purposes).

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Merger Agreement are not subject to any federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976. Consummation of the Business Combination (and the issuance of the shares to the AHA securityholders) will require listing approval from the Nasdaq Stock Market Inc.

Appraisal Rights

Holders of GVAC Shares are not entitled to appraisal rights under Delaware law in connection with any of the Proposals.

Stockholder Interests of Certain Persons in the Business Combination

When you consider the recommendation of GVAC’s Board of Directors in favor of adoption of the Business Combination Proposal and other Proposals, you should keep in mind that GVAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder, including:

•        If the proposed Business Combination is not completed by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020, and GVAC is unable to extend such date in accordance with its Certificate of Incorporation, GVAC will be required to liquidate. In such event, the 1,437,500 Sponsor Shares held by GVAC’s Sponsor and two directors, which were acquired prior to the IPO for an aggregate purchase price of $25,000 will be worthless. Such common stock had an aggregate market value of approximately $______________ based on the closing price of GVAC’s common stock of $___ on the Nasdaq Capital Market as of ___________ __, 2020.

•        If the proposed Business Combination is not completed by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020, and GVAC is unable to extend such date in accordance with its Certificate of Incorporation, the 2,100,000 Private GVAC Warrants purchased by our Sponsor, for a total purchase price of $2,100,000, will be worthless. Such Private GVAC Warrants had an aggregate market value of approximately $___________ based on the closing price of GVAC’s warrants of $0.___ on the Nasdaq Capital Market as of ________ __, 2020.

•        The exercise of GVAC’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in GVAC stockholders’ best interest.

•        If the Business Combination is completed, GVAC will designate one member to the Board of Directors of GVAC. Mr. Jonathan Intrater, who is currently a director of GVAC, and is an independent director, will serve as the nominee of GVAC.

Recommendations of the Board of Directors to Stockholders

After careful consideration of the terms and conditions of the Merger Agreement, the Board of Directors of GVAC has determined that the Business Combination and the transactions contemplated thereby are fair to and in the best interests of GVAC and its stockholders. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the GVAC Board of Directors reviewed various industry and financial data and the due diligence and evaluation materials provided by AHA including forward looking summarized financial forecasts for the AHA businesses for the years 2020, 2021 and 2022 including projected revenues and EBITDA. In addition, the GVAC Board of Directors obtained a fairness opinion from an independent third party (Colliers Securities LLC) on which to base its assessment and recommendation to its stockholders in favor of the Merger. GVAC’s Board of Directors recommends that GVAC stockholders vote:

•        FOR the Business Combination Proposal;

•        FOR the Equity Plan Adoption Proposal;

•        FOR the Nasdaq 20% Proposal; and

•        FOR the Business Combination Adjournment Proposal.

Risk Factors

In evaluating the Business Combination and the Proposals to be considered and voted on at the special meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” beginning on page 20 of this proxy statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of GVAC and AHA to complete the Business Combination, and (ii) the business, cash flows, financial condition and results of operations of the company following consummation of the Business Combination.

AHA SUMMARY FINANCIAL INFORMATION

The data below as of December 31, 2019 and 2018 and for the two years in the period ended December 31, 2019 has been derived from AHA’s audited consolidated financial statements for such years, which are included in this proxy statement. Historical results are not necessarily indicative of the results to be expected for future periods.

The data below as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019, has been derived from AHA’ unaudited interim consolidated financial statements for such periods, which are included in this proxy statement. AHA has prepared the unaudited interim consolidated financial statements on the same basis as the audited consolidated financial statements and has included, in its opinion, all adjustments, consisting only of normal recurring adjustments considered necessary for a fair presentation of the financial information in accordance with GAAP, set forth in those statements.

The information presented below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AHA” and AHA’s audited financial statements and notes thereto included elsewhere in this proxy statement.

	Six Months Ended June 30,		Year Ended December 31,
Statement of Operations Data:	2020	2019	2019	2018
Shared savings program revenue	$—	$40,588	$4,736,674	$4,598,289
Operating costs and expenses
Shared savings	30,000	658,368	1,834,239	1,645,029
Depreciation and amortization	456,933	456,933	913,865	535,564
General and administrative	2,421,400	1,429,074	4,389,187	3,431,718
Total operating costs and expenses	2,908,333	2,544,375	7,137,291	5,612,311
Loss from operations	(2,908,333)	(2,503,787)	(2,400,617)	(1,014,022)
Interest expense, net	(67,198)	(66)	(24,086)	(359,528)
Gain on extinguishment of debt	—	—	—	2,490,000
Loss on acquisition of non-controlling interest	—	—	—	(296,000)
Other income (expense)	6,877	7,043	18,333	2,945
Loss before income taxes	(2,968,654)	(2,496,810)	(2,406,370)	823,395
Income tax (benefit) provision	(727,320)	(97,959)	(882,946)	48,472
Net loss	(2,241,334)	(2,398,851)	(1,523,424)	774,923
Net (income) loss attributable to non-controlling interest	—	25,854	25,854	(37,160)
Net Loss	(2,241,334)	(2,372,997)	(1,497,570)	737,763
Total other comprehensive income (loss), net of tax	3,810,675	954,900	1,528,125	1,612,015
Comprehensive loss	$(6,052,009)	$(3,327,897)	$(3,025,695)	$(874,252)
Statement of Cash Flow Data:
Net cash provided by (used in):
Operating activities	$(2,443,133)	$(1,996,359)	$(1,588,268)	$(239,813)
Investing activities	$—	$(2,630)	$(2,629)	$(2,010,000)
Financing activities	$1,326,223	$2,001,090	$2,425,158	$2,995,914
Balance Sheet Data (at period end):	June 30, 2020	December 31, 2019	December 31, 2018
Cash and equivalents	$667,192	$1,874,102	$949,840
Total assets	$29,391,479	$15,835,221	$15,905,890
Total liabilities	$33,207,302	$3,826,035	$3,376,030
Total stockholders’ equity	$(3,815,823)	$12,009,186	$12,529,860

TRADING MARKET AND DIVIDENDS

The GVAC Units, GVAC Shares and GVAC Warrants are each quoted on the Nasdaq Capital Market, under the symbols “GVACU,” “GVAC”, “GVACW,” and “GVACR” respectively. Each of the GVAC Units consists of one GVAC Share, a GVAC Warrant to purchase one GVAC Share and a GVAC Right to acquire one-tenth of a GVAC Share. The GVAC Units commenced trading on November 19, 2019. The GVAC Shares, GVAC Warrants and GVAC Rights commenced trading on December 9, 2019.

GVAC has not paid any cash dividends on its GVAC Shares to date and does not intend to pay cash dividends prior to the completion of a Business Combination. The payment of cash dividends in the future will depend upon GVAC’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of its then Board of Directors. It is the present intention of GVAC’s Board of Directors to retain all earnings, if any, for use in its business operations and, accordingly, GVAC’s Board of Directors does not anticipate declaring any dividends in the foreseeable future.

No AHA securities are publicly traded. It is a privately held corporation with approximately [52] stockholders.

RISK FACTORS

You should consider carefully the following risk factors, as well as the other information set forth in this proxy statement, before making a decision on the Business Combination.

Risks Related to AHA’s Business, Technology and Industry

AHA’s limited operating history may make it difficult to evaluate the success of its business to date and to assess its future viability.

Since inception in 2014, AHA has devoted substantially all of its resources to building its intellectual property portfolio, planning its business, raising capital and providing general and administrative support for these operations. AHA expects its financial condition and operating results to fluctuate significantly from quarter to quarter and year to year due to a variety of factors, many of which are beyond AHA’s control. Consequently, any predictions made about AHA’s future success or viability may not be as accurate as they could be if AHA had a longer operating history.

In addition, as an early-stage company, AHA may encounter unforeseen expenses, difficulties, complications, delays and other known and unknown circumstances.

AHA’s relationships with healthcare providers, physicians and third-party payors will be subject to applicable anti-kickback, fraud and abuse and other healthcare laws and regulations, which could expose AHA to criminal sanctions, civil penalties, contractual damages, reputational harm and diminished profits and future earnings.

Healthcare providers, physicians and third-party payors in the United States and elsewhere play a primary role in the recommendation and prescription of pharmaceutical products. Arrangements with third-party payors and customers can expose businesses such as AHA to broadly applicable fraud and abuse and other healthcare laws and regulations, including, without limitation, the federal Anti-Kickback Statute and the federal False Claims Act (“FCA”) and foreign equivalent legislation, which may constrain the business or financial arrangements and relationships through which such companies sell, market and distribute their services. In particular, the promotion, sales and marketing of healthcare services, as well as certain business arrangements in the healthcare industry, are subject to extensive laws designed to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, structuring and commissions, certain customer incentive programs and other business arrangements generally. The applicable federal, state and foreign healthcare laws and regulations laws that may affect AHA’s ability to operate include, but are not limited to:

•        the federal Anti-Kickback Statute, which prohibits, among other things, knowingly and willfully soliciting, receiving, offering or paying any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind, to induce, or in return for, either the referral of an individual, or the purchase, lease, order or recommendation of any good, facility, item or service for which payment may be made, in whole or in part, under a federal healthcare program, such as the Medicare and Medicaid programs. A person or entity can be found guilty of violating the statute without actual knowledge of the statute or specific intent to violate it. In addition, a claim including items or services resulting from a violation of the federal Anti-Kickback Statute constitutes a false or fraudulent claim for purposes of the FCA. The Anti-Kickback Statute has been interpreted to apply to arrangements between pharmaceutical manufacturers on the one hand and prescribers, purchasers and formulary managers on the other hand. There are a number of statutory exceptions and regulatory safe harbors protecting some common activities from prosecution;

•        federal civil and criminal false claims laws and civil monetary penalty laws, including the FCA, which prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, false or fraudulent claims for payment to, or approval by Medicare, Medicaid or other federal healthcare programs, knowingly making, using or causing to be made or used a false record or statement material to a false or fraudulent claim or an obligation to pay or transmit money to the federal government, or knowingly concealing or knowingly and improperly avoiding or decreasing or concealing an obligation to pay money to the federal government. Manufacturers can be held liable under the

FCA even when they do not submit claims directly to government payors if they are deemed to “cause” the submission of false or fraudulent claims. The FCA also permits a private individual acting as a “whistleblower” to bring actions on behalf of the federal government alleging violations of the FCA and to share in any monetary recovery;

•        HIPAA, which created new federal criminal statutes that prohibit knowingly and willfully executing, or attempting to execute, a scheme to defraud any healthcare benefit program or obtain, by means of false or fraudulent pretenses, representations, or promises, any of the money or property owned by, or under the custody or control of, any healthcare benefit program, regardless of the payor (e.g., public or private) and knowingly and willfully falsifying, concealing or covering up by any trick or device a material fact or making any materially false statements in connection with the delivery of, or payment for, healthcare benefits, items or services relating to healthcare matters. Similar to the federal Anti-Kickback Statute, a person or entity can be found guilty of violating HIPAA without actual knowledge of the statute or specific intent to violate it;

•        HIPAA, as amended by HITECH and their respective implementing regulations, which impose, among other things, requirements on certain covered healthcare providers, health plans and healthcare clearinghouses, as well as their respective business associates that perform services for them that involve the use, or disclosure of, individually identifiable health information relating to the privacy, security and transmission of individually identifiable health information without appropriate authorization. HITECH also created new tiers of civil monetary penalties, amended HIPAA to make civil and criminal penalties directly applicable to business associates and gave state attorneys general new authority to file civil actions for damages or injunctions in federal courts to enforce the federal HIPAA laws and seek attorneys’ fees and costs associated with pursuing federal civil actions;

•        the federal Physician Payment Sunshine Act, created under the Patient Protection and Affordable Care Act and its implementing regulations, which require manufacturers of drugs, devices, biologicals and medical supplies for which payment is available under Medicare, Medicaid or the Children’s Health Insurance Program (with certain exceptions) to report annually to the United States Department of Health and Human Services information related to payments or other transfers of value made to physicians (defined to include doctors, dentists, optometrists, podiatrists and chiropractors) and teaching hospitals, as well as ownership and investment interests held by physicians and their immediate family members;

•        federal consumer protection and unfair competition laws, which broadly regulate marketplace activities and activities that potentially harm consumers; and

•        analogous state and foreign laws and regulations, such as state anti-kickback and false claims laws, which may apply to sales or marketing arrangements and claims involving healthcare items or services reimbursed by nongovernmental third-party payors, including private insurers, and may be broader in scope than their federal equivalents; state and foreign laws that require pharmaceutical companies to comply with the pharmaceutical industry’s voluntary compliance guidelines and the relevant compliance guidance promulgated by the federal government or otherwise restrict payments that may be made to healthcare providers; state and foreign laws that require drug manufacturers to report information related to payments and other transfers of value to physicians and other healthcare providers or marketing expenditures; and state and foreign laws governing the privacy and security of health information in certain circumstances, many of which differ from each other in significant ways and often are not preempted by HIPAA, thus complicating compliance efforts.

The scope and enforcement of each of these laws is uncertain and subject to rapid change in the current environment of healthcare reform, especially in light of the lack of applicable precedent and regulations. Federal and state enforcement bodies have recently increased their scrutiny of interactions between healthcare companies and healthcare providers, which has led to a number of investigations, prosecutions, convictions and settlements in the healthcare industry. Ensuring business arrangements comply with applicable healthcare laws, as well as responding to possible investigations by government authorities, can be time- and resource-consuming and can divert a company’s attention from the business.

The failure to comply with any of these laws or regulatory requirements could subject AHA to possible legal or regulatory action. Depending on the circumstances, failure to meet applicable regulatory requirements can result in civil, criminal and administrative penalties, damages, fines, disgorgement, individual imprisonment, possible exclusion from participation in federal and state funded healthcare programs, contractual damages and the curtailment or restricting of AHA’s operations, as well as additional reporting obligations and oversight if AHA becomes subject to a corporate integrity agreement or other agreement to resolve allegations of noncompliance with these laws. Any action for violation of these laws, even if successfully defended, could cause a pharmaceutical manufacturer to incur significant legal expenses and divert management’s attention from the operation of the business. Prohibitions or restrictions on sales or withdrawal of future marketed products could materially affect business in an adverse way.

The combined company will be subject to a code of business conduct and ethics, but it is not always possible to identify and deter employee misconduct, and the precautions the combined company takes to detect and prevent inappropriate conduct may not be effective in controlling unknown or unmanaged risks or losses or in protecting it from governmental investigations or other actions or lawsuits stemming from a failure to be in compliance with such laws or regulations. Efforts to ensure that the combined company’s business arrangements will comply with applicable healthcare laws may involve substantial costs. It is possible that governmental and enforcement authorities will conclude that the combined company’s business practices may not comply with current or future statutes, regulations or case law interpreting applicable fraud and abuse or other healthcare laws and regulations. If any such actions are instituted against the combined company, and the combined company is not successful in defending itself or asserting its rights, those actions could have a significant impact on its’s business, including the imposition of civil, criminal and administrative penalties, damages, disgorgement, monetary fines, possible exclusion from participation in Medicare, Medicaid and other federal healthcare programs, contractual damages, reputational harm, diminished profits and future earnings, and curtailment of the combined company’s operations, any of which could adversely affect its’s ability to operate its business and its results of operations. In addition, the approval and commercialization of any of the combined company’s product candidates outside the United States will also likely subject the combined company to foreign equivalents of the healthcare laws mentioned above, among other foreign laws.

If AHA engages in future acquisitions or strategic partnerships, this may increase its capital requirements, dilute its stockholders, cause it to incur debt or assume contingent liabilities, and subject it to other risks.

AHA may evaluate various acquisition opportunities and strategic partnerships, including licensing or acquiring complementary services, intellectual property rights, technologies or businesses. Any potential acquisition or strategic partnership may entail numerous risks, including:

•        increased operating expenses and cash requirements;

•        the assumption of additional indebtedness or contingent liabilities;

•        the issuance of additional GVAC equity securities;

•        assimilation of operations, intellectual property and products of an acquired company, including difficulties associated with integrating new personnel;

•        the diversion of AHA’s management’s attention from AHA’s existing product programs and initiatives in pursuing such a strategic merger or acquisition;

•        retention of key employees, the loss of key personnel and uncertainties in AHA’s ability to maintain key business relationships;

•        risks and uncertainties associated with the other party to such a transaction, including the prospects of that party and their existing products or product candidates and marketing approvals; and

•        AHA’s inability to generate revenue from acquired technology and/or services sufficient to meet its objectives in undertaking the acquisition or even to offset the associated acquisition and maintenance costs.

Breaches or compromises of AHA’s information security systems or its information technology systems or infrastructure could result in exposure of private information, disruption of its business and damage to its reputation, which could harm its business, results of operation and financial condition.

As a routine part of its business, we utilize information security and information technology systems and websites that allow for the secure storage and transmission of proprietary or private information regarding our patients, employees, vendors and others, including individually identifiable health information. A security breach of our network, hosted service providers, or vendor systems, may expose AHA to a risk of loss or misuse of this information, litigation and potential liability. Hackers and data thieves are increasingly sophisticated and operate large-scale and complex automated attacks, including on companies within the healthcare industry. Although AHA believes that it takes appropriate measures to safeguard sensitive information within AHA’s possession, it may not have the resources or technical sophistication to anticipate or prevent rapidly-evolving types of cyber-attacks targeted at AHA, its patients, or others who have entrusted it with information. Actual or anticipated attacks may cause AHAs to incur costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third-party experts and consultants. AHA invests in industry standard security technology to protect personal information. Advances in computer capabilities, new technological discoveries, or other developments may result in the technology used by AHA to protect personal information or other data being breached or compromised. In addition, data and security breaches can also occur as a result of non-technical failures. To AHA’s knowledge, AHA has not experienced any material breach of its cybersecurity systems. If AHA or its third-party service providers systems fail to operate effectively or are damaged, destroyed, or shut down, or there are problems with transitioning to upgraded or replacement systems, or there are security breaches in these systems, any of the aforementioned could occur as a result of natural disasters, software or equipment failures, telecommunications failures, loss or theft of equipment, acts of terrorism, circumvention of security systems, or other cyber-attacks, AHA could experience delays or decreases in service, and reduced efficiency of AHA’s operations. Additionally, any of these events could lead to violations of privacy laws, loss of customers, or loss, misappropriation or corruption of confidential information, trade secrets or data, which could expose AHA to potential litigation, regulatory actions, sanctions or other statutory penalties, any or all of which could adversely affect AHA’s business, and cause it to incur significant losses and remediation costs.

An exodus of our patients could have a material adverse effect on AHA’s results of operations. AHA may also be impacted by a shift in payor mix including eligibility changes to government and private insurance programs.

A material decline in the number of patients that AHA and its affiliated physician groups serve, whether a government or a private entity is paying for their healthcare, could have a material adverse effect on AHA’s results of operations and financial condition, which could result from increased competition, new developments in the healthcare industry or regulatory overhauls. In light of the repeal of the individual mandate requirement under the Patient Protection and Affordable Care Act of 2010 (also known as Affordable Care Act or Obamacare) via the Tax Cuts and Jobs Act of 2017, starting in 2019, some people are expected to lose their health insurance and thus may not continue to afford services by AHA’s managed medical groups. In addition, due to potential decreased availability of healthcare through private employers, the number of patients who are uninsured or participate in governmental programs may increase. A shift in payor mix from managed care and other private payors to government payors or the uninsured may result in a reduction in AHA’s rates of reimbursement or an increase in our uncollectible receivables or uncompensated care, with a corresponding decrease AHA’s net revenue. Changes in the eligibility requirements for governmental programs could also change the number of patients who participate in such programs or the number of uninsured patients. For those patients who remain with private insurance, changes in those programs could increase patient responsibility amounts, resulting in a greater risk for uncollectible receivables. Such events could have a material adverse effect on AHA’s business, results of operations and financial condition.

A pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide, including the outbreak of the novel strain of coronavirus disease, COVID-19, could adversely affect AHA’s business.

If a pandemic, epidemic or outbreak of an infectious disease occurs in the United States or worldwide, AHA’s business may be adversely affected. The severity, magnitude and duration of the current COVID-19 pandemic is uncertain and rapidly changing. As of the date of this proxy statement, the extent to which the COVID-19 pandemic may impact AHA’s business, results of operations and financial condition remains uncertain. Furthermore, because of AHA’s business model, the full impact of the COVID-19 pandemic may not be fully reflected in our results of operations and overall financial condition until future periods.

Adverse market conditions resulting from the spread of COVID-19 could materially adversely affect AHA’s business and the value of our common stock. Numerous state and local jurisdictions, including all markets where its operates, have imposed, and others in the future may impose, “shelter-in-place” orders, quarantines, executive orders and similar government orders and restrictions for their residents to control the spread of COVID-19. Such orders or restrictions have resulted in largely remote operations at AHA’s headquarters and centers, work stoppages among some vendors and suppliers, slowdowns and delays, travel restrictions and cancellation of events, among other effects, thereby significantly and negatively impacting our operations. Other disruptions or potential disruptions include restrictions on the ability of AHA’s personnel to travel; inability of our suppliers to manufacture goods and to deliver these to AHA on a timely basis, or at all; inventory shortages or obsolescence; delays in actions of regulatory bodies; diversion of or limitations on employee resources that would otherwise be focused on the operations of our business, including because of sickness of employees or their families or the desire of employees to avoid contact with groups of people; business adjustments or disruptions of certain third parties; and additional government requirements or other incremental mitigation efforts. The extent to which the COVID-19 pandemic impacts AHA’s business will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity and spread of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. In addition, the COVID-19 virus disproportionately impacts older adults, especially those with chronic illnesses, which describes many of AHA’s patients.

It is not currently possible to reliably project the direct impact of COVID-19 on AHA operating revenues and expenses. Key factors include the duration and extent of the outbreak in AHA service areas as well as societal and governmental responses. Patients may continue to be reluctant to seek necessary care given the risks of the COVID-19 pandemic. This could have the effect of deterring healthcare costs that AHA will need to incur to later periods and may also affect the health of patients who defer treatment, which may cause AHA costs to increase in the future. Further, as a result of the COVID-19 pandemic, AHA may experience slowed growth or a decline in new patient demand. AHA also may experience increased internal and third-party medical costs as AHA provide care for patients suffering from COVID-19. This increase in costs may be particularly significant given the number of our patients who are under capitation agreements. Further, AHA may face increased competition due to changes to AHA competitors’ products and services, including modifications to their terms, conditions, and pricing that could materially adversely impact our business, results of operations, and overall financial condition in future periods.

In response to the COVID-19 pandemic, in the first quarter of 2020, AHA temporarily closed all of its corporate offices, and enabled its entire corporate work force to work remotely. We also made operational changes to the staffing and operations of its centers to minimize potential exposure to COVID-19. AHA has also implemented travel restrictions for non-essential business. If the COVID-19 pandemic worsens, especially in regions where we have offices or centers, our business activities originating from affected areas could be adversely affected. Disruptive activities could include business closures in impacted areas, further restrictions on our employees’ and service providers’ ability to travel, impacts to productivity if our employees or their family members experience health issues, and potential delays in hiring and onboarding of new employees. AHA may take further actions that alter our business operations as may be required by local, state, or federal authorities or that we determine are in the best interests of AHA’s employees. Such measures could negatively affect our sales and marketing efforts, sales cycles, employee productivity, or customer retention, any of which could harm AHA’s financial condition and business operations.

Due to the COVID-19 pandemic, AHA may not be able to document the health conditions of our patients as completely as we have in the past. Medicare pays capitation using a “risk adjustment model,” which compensates providers based on the health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Medicare requires that a patient’s health issues be documented annually regardless of the permanence of the underlying causes. Historically, this documentation was required to be completed during an in-person visit with a patient. As part of the Coronavirus Aid, Relief and Economic Security Act, or CARES Act, Medicare is allowing documentation for conditions identified during video visits with patients. However, given the disruption caused by COVID-19, it is unclear whether AHA will be able to document the health conditions of our patients as comprehensively as AHA did in 2019, which may adversely impact its revenue in future periods.

The COVID-19 pandemic could also cause AHA’s third-party data center hosting facilities and cloud computing platform providers, which are critical to AHA’s infrastructure, to shut down their business, experience security incidents that impact our business, delay or disrupt performance or delivery of services, or experience interference with the supply chain of hardware required by their systems and services, any of which could materially adversely affect our business. Further, the COVID-19 pandemic has resulted in AHA’s employees and those of many of our vendors working from home and conducting work via the internet, and if the network and infrastructure of internet providers becomes overburdened by increased usage or is otherwise unreliable or unavailable, our employees’, and AHA’s customers’ and vendors’ employees’, access to the internet to conduct business could be negatively impacted. Limitations on access or disruptions to services or goods provided by or to some of AHA suppliers and vendors upon which AHA platform and business operations relies, could interrupt our ability to provide AHA platform, decrease the productivity of AHA workforce, and significantly harm AHA business operations, financial condition, and results of operations.

AHA’s platform and the other systems or networks used in AHA business may experience an increase in attempted cyber-attacks, targeted intrusion, ransomware, and phishing campaigns seeking to take advantage of shifts to employees working remotely using their household or personal internet networks and to leverage fears promulgated by the COVID-19 pandemic. The success of any of these unauthorized attempts could substantially impact our platform, the proprietary and other confidential data contained therein or otherwise stored or processed in our operations, and ultimately our business. Any actual or perceived security incident also may cause AHA to incur increased expenses to improve our security controls and to remediate security vulnerabilities.

The extent and continued impact of the COVID-19 pandemic on AHA’s business will depend on certain developments, including: the duration and spread of the outbreak; government responses to the pandemic; the impact on AHA’s customers and our sales cycles; the impact on customer, industry, or employee events; and the effect on our partners and supply chains, all of which are uncertain and cannot be predicted. Because of AHA’s business model, the full impact of the COVID-19 pandemic may not be fully reflected in AHA’s results of operations and overall financial condition until future periods.

To the extent the COVID-19 pandemic adversely affects AHA’s business and financial results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section, including but not limited to those relating to cyber-attacks and security vulnerabilities, interruptions or delays due to third-parties, or AHA ability to raise additional capital or generate sufficient cash flows necessary to fulfill AHA’s obligations under AHA existing indebtedness or to expand our operations.

Risks Relating to the Healthcare Industry.

The healthcare industry is highly competitive.

AHA competes directly with national, regional and local providers of primary care healthcare for patients and physicians engaged in value-based contracts and services. There are many other companies and individuals currently providing primary care value-based health care services, many of which have been in business longer and/or have substantially more resources. Since there are virtually no substantial capital expenditures required for providing health care services, there are few financial barriers to entry the healthcare industry. Other companies could enter the healthcare industry in the future and divert some or all of our business. On a public basis, our competitors include, but are not limited to, Apollo Medical Holdings, Inc., One Life Medical, Healthcare Partners and Oak Street Health, Inc., each of which has greater financial and other resources available to them. AHA also compete with physician groups and privately-owned health care companies in local markets. AHA’s local competitors include, but are not limited to Chen Med, Iora Health, Oak Street Health, Inc., each of which has greater financial and other resources available to them. In addition, our relationships with governmental and private health insurance payors are not exclusive and AHA’s competitors have established or could seek to establish relationships with such payors to serve their covered patients. Competitors may also seek to compete with us for acquisitions, which could have the effect of increasing the price and reducing the number of suitable acquisitions, which would have an adverse impact on AHA’s growth strategy. Individual physicians, physician groups and companies in other healthcare industry segments, including those with which AHA have contracts, and some of which have greater financial, marketing and staffing resources, may become competitors in providing health care services, and this competition may have a material adverse effect on AHA’s business operations and financial position.

AHA therefore may be unable to compete successfully, even after AHA expend significant resources.

New physicians and other providers must be properly enrolled in governmental healthcare programs before AHA can receive reimbursement for their services, and there may be delays in the enrollment process.

Each time a new physician joins us or our affiliated groups, AHA must enroll the physician under AHAs applicable group identification number for Medicare and Medicaid programs and for certain managed care and private insurance programs before AHA can receive reimbursement for services the physician renders to beneficiaries of those programs. The estimated time to receive approval for the enrollment is sometimes difficult to predict and, in recent years, the Medicare program carriers often have not issued these numbers to AHA’s affiliated physicians in a timely manner. These practices result in delayed reimbursement that may adversely affect our cash flows.

Hospitals where AHA’s affiliated physicians provide services may deny privileges to AHA’s physicians.

In general, AHA’s affiliated physicians may only provide services in a hospital where they have maintained certain credentials, also known as privileges, which are granted by the medical staff according to the bylaws of the hospital. The medical staff could decide that AHA’s affiliated physicians can no longer receive privileges to practice there. Such a decision would limit our ability to furnish services at the hospital, decrease the number of AHA’s affiliated physicians, or preclude AHA from entering new hospitals. In addition, hospitals may attempt to enter into exclusive contracts for certain physician services, which would reduce AHA’s access to patient populations within the hospital.

AHA may be impacted by eligibility changes to government and private insurance programs.

Due to potential decreased availability of healthcare through private employers, the number of patients who are uninsured or participate in governmental programs may increase. A shift in payor mix from managed care and other private payors to government payors or the uninsured may result in a reduction in AHA’s rates of reimbursement or an increase in AHA’s uncollectible receivables or uncompensated care, with a corresponding decrease in AHA’s net revenue. Changes in the eligibility requirements for governmental programs also could increase the number of patients who participate in such programs or the number of uninsured patients. Even for those patients who remain with private insurance, changes in those programs could increase patient responsibility amounts, resulting in a greater risk of uncollectible receivables for AHA. These factors and events could have a material adverse effect on AHA’s business, results of operations and financial condition.

Changes from Fee for Service Reimbursement to Value Based Risk Contracts by Government and Third-Party Payors may have an Adverse Effect on AHA’s Business

The medical services industry is undergoing significant changes with government and other third-party payors contracting primary care physicians and providers based on a value-based contract which holds the provider accountable for medical expense control and quality of care delivery. There is no assurance that government or other third-party payors will continue to pay for the services provided by AHA’s affiliated medical groups.

Changes associated with value-based contract and reimbursements by third-party payors may have an Adverse Effect on AHA’s business.

The medical services industry is undergoing significant changes with government and other third-party payors that are taking measures to reduce reimbursement rates or, in some cases, denying reimbursement altogether. There is no assurance that government or other third-party payors will continue to pay for the services provided by AHA’s affiliated medical groups. Furthermore, there has been, and continues to be, a great deal of discussion and debate about the repeal and replacement of existing government reimbursement programs, such as the ACA. As a result, the future of healthcare reimbursement programs is uncertain, making long-term business planning difficult and imprecise. The failure of government or other third-party payors to cover adequately the medical services provided by AHA could have a material adverse effect on AHA’s business, results of operations and financial condition.

AHA business may be significantly and adversely affected by legislative initiatives aimed at or having the effect of reducing healthcare costs associated with Medicare and other government healthcare programs and changes in reimbursement policies. In order to participate in the Medicare program, AHA must comply with stringent and often complex enrollment and reimbursement requirements. These programs generally provide for reimbursement on a fee-schedule basis rather than on a charge-related basis. As a result, AHA cannot increase AHA’s revenue by increasing the amount that AHA and its affiliates charge for services. To the extent that its costs increase, AHA may not be able to recover the increased costs from these programs. In addition, cost containment measures in non-governmental insurance plans have generally restricted its ability to recover, or shift to non-governmental payors, these increased costs. In attempts to limit federal and state spending, there have been, and AHA expects that there will continue to be, a number of proposals to limit or reduce Medicare reimbursement for various services. For example, the Medicare Access and CHIP Reauthorization Act of 2015 made numerous changes to Medicare, Medicaid, and other healthcare related programs, including new systems for establishing annual updates to Medicare rates for physicians’ services.

AHA’s business may be significantly affected by Government, third-party including health plans changes in benchmarks and quality measures that affect its value-based contract payment distribution.

AHA may have difficulty collecting payments from third-party payors in a timely manner.

AHA derives significant revenue from third-party payors, and delays in payment or refunds to payors may adversely impact our net revenue. AHA assume the financial risks relating to uncollectible and delayed payments. In particular, AHA relies on some key governmental payors. Governmental payors typically pay on a more extended payment cycle, which could require us to incur substantial expenses prior to receiving corresponding payments. In the current healthcare environment, as payors continue to control expenditures for healthcare services, including through revising their coverage and reimbursement policies, AHA may continue to experience difficulties in collecting payments from payors that may seek to reduce or delay such payments. If AHA is not timely paid in full or if AHA need to refund some payments, our revenues, cash flows and financial condition could be adversely affected.

Decreases in payor rates could adversely affect AHA.

Decreases in payor rates, either prospectively or retroactively, could have a significant adverse effect on AHA’s revenues, cash flows and results of operations.

Federal and state laws may limit AHA’s ability to collect monies owed by patients.

AHA uses third-party collection agencies whom it does not control to collect from patients any co-payments and other payments for services that our physicians provide. The federal Fair Debt Collection Practices Act of 1977 (the “FDCPA”) restricts the methods that third-party collection companies may use to contact and seek payment from consumer debtors regarding past due accounts. State laws vary with respect to debt collection practices, although most state requirements are similar to those under the FDCPA. Therefore, such agencies may not be successful in collecting payments owed to AHA and its affiliated physician groups. If practices of collection agencies utilized by us are inconsistent with these standards, AHA may be subject to actual damages and penalties. These factors and events could have a material adverse effect on AHA’s business, results of operations and financial condition.

AHA has established reserves for AHA’s potential medical claim losses which are subject to inherent uncertainties and a deficiency in the established reserves may lead to a reduction in AHA’s assets or net incomes.

AHA established reserves for estimated IBNR claims. IBNR estimates are developed using actuarial methods and are based on many variables, including the utilization of health care services, historical payment patterns, cost trends, product mix, seasonality, changes in membership, and other factors. The estimation methods and the resulting reserves are periodically reviewed and updated.

Many of AHA’s contracts are complex in nature and may be subject to differing interpretations regarding amounts due for the provision of various services. Such interpretations may not come to light until a substantial period of time has passed. The inherent difficulty in interpreting contracts and estimating necessary reserves could result in significant fluctuations in AHA’s estimates from period to period. AHA’s actual losses and related expenses therefore may differ, even substantially, from the reserve estimates reflected in AHA’s financial statements. If actual claims exceed AHA’s estimated reserves, AHA may be required to increase reserves, which would lead to a reduction in AHA’s assets or net income.

Competition for qualified physicians, employees and management personnel is intense in the healthcare industry, and AHA may not be able to hire and retain qualified physicians and other personnel.

AHA depends on AHA’s affiliated physicians to provide services and generate revenue. AHA competes with many types of healthcare providers, including teaching, research and government institutions, hospitals and other practice groups, for the services of clinicians and management personnel. The limited number of residents and other licensed providers on the job market with the expertise necessary to provide services within AHA’s business makes it challenging to meet AHA’s hiring needs and may require us to train new employees, contract temporary physicians, or offer more attractive wage and benefit packages to experienced professionals, which could decrease AHA’s profit margins. The limited number of available residents and other licensed providers also impacts AHA’s ability to renew contracts with existing physicians on acceptable terms. As a result, AHA’s ability to provide services could be adversely affected. Even though AHA’s physician turnover rate has remained stable over the last three years, if the turnover rate were to increase significantly, AHA’s growth could be adversely affected. Moreover, unlike some of AHA’s competitors who sometimes pay additional compensation to physicians who agree to provide services exclusively to that competitor, AHA’s affiliated IPAs have historically not entered into such exclusivity agreements and have allowed AHA’s affiliated physicians to affiliate with multiple IPAs. This practice may place AHA at a competitive disadvantage regarding the hiring and retention of physicians relative to those competitors who do enter into such exclusivity agreements.

AHA’s risk-sharing arrangements with health plans could result in costs exceeding the corresponding revenues, which could reduce or eliminate any shared risk profitability for us.

Under certain risk-sharing arrangements with health plans , AHA is responsible for a portion of the cost of services that are not capitated. These risk-sharing arrangements generally allocate deficits to the respective parties when the cost of services exceeds the related revenue, and permit the parties to share surplus amounts when actual cost is less than the related revenue. The amount of non-capitated costs could be affected by factors beyond AHA’s control, such as changes in treatment protocols, new technologies, longer lengths of stay by the patient and inflation. To the extent that the cost is higher than anticipated, the related revenue may not be sufficient to cover the cost that AHA is partially responsible for, which could adversely affect AHA’s results of operations. Additionally, factors beyond AHA’s control such as natural disasters, the potential effects of climate change, major epidemics, pandemics or newly emergent viruses (such as the 2019 novel coronavirus, COVID-19) could reduce AHA’s ability to effectively manage the costs of providing health care.

The healthcare industry is increasingly reliant on technology, which could increase AHA’s risks.

The role of technology is greatly increasing in the delivery of healthcare, which makes it difficult for traditional physician-driven companies, such as us, to adopt and integrate electronic health records, databases, cloud-based billing systems and many other technology applications in the delivery of healthcare services. Additionally, consumers are using mobile applications and care and cost research in selecting and usage of healthcare services. AHA may need to incur significant costs to implement these technology applications and comply with applicable laws. For example, the nature of AHA’s business and the requirements of healthcare privacy laws impose significant obligations on us to maintain privacy and protection of patient medical information. AHA relies on employees and third parties with technology knowledge and expertise and could be at risk if technology applications are not properly established, maintained or secured. Any cybersecurity incident, even unintended, could expose us to significant fines and remediation costs and materially impair AHA’s business operations and financial position.

If AHA are unable to effectively adapt to changes in the healthcare industry, including changes to laws and regulations regarding or affecting the U.S. healthcare reform, AHA’s business may be harmed.

Due to the importance of the healthcare industry in the lives of all Americans, federal, state, and local legislative bodies frequently pass legislation and promulgate regulations relating to healthcare reform or that affect the healthcare industry. As has been the trend in recent years, it is reasonable to assume that there will continue to be increased government oversight and regulation of the healthcare industry in the future. AHA cannot assure AHA’s stockholders as to the ultimate content, timing or effect of any new healthcare legislation or regulations, nor is it possible at this time to estimate the impact of potential new legislation or regulations on AHA’s business. It is possible that future legislation enacted by Congress or state legislatures, or regulations promulgated by regulatory authorities at the federal or state level, could adversely affect AHA’s business or could change the operating environment of the hospitals and other facilities where AHA’s affiliated physicians provide services. It is possible that the changes to the Medicare, Medicaid or other governmental healthcare program reimbursements may serve as precedent to possible changes in other payors’ reimbursement policies in a manner adverse to us. Similarly, changes in private payor reimbursements could lead to adverse changes in Medicare, Medicaid and other governmental healthcare programs which could have a material adverse effect on AHA’s business, financial condition and results of operations.

Although AHA does not anticipate that a single-payer national health insurance system will be enacted by the current Congress, several legislative initiatives have been proposed by members of Congress and presidential candidates that would establish some form of a single public or quasi-public agency that organizes healthcare financing, but under which healthcare delivery would remain private. If enacted, such a system could adversely affect AHA’s business.

AHA may face lawsuits not covered by insurance and related expenses may be material. AHA’s failure to avoid, defend and accrue for claims and litigation could negatively impact AHA’s results of operations or cash flows.

AHA is exposed to and become involved in various litigation matters arising out of AHA’s business, including from time to time, actual or threatened lawsuits. Malpractice lawsuits are common in the healthcare industry. The medical malpractice legal environment varies greatly by state. The status of tort reform, availability of non-economic damages or the presence or absence of other statutes, such as elder abuse or vulnerable adult statutes, influence the incidence and severity of malpractice litigation. AHA may also be subject to other types of lawsuits, such as those initiated by AHA’s competitors, stockholders, employees, service providers, contractors or by government agencies, including when AHA terminates relationships with them, which may involve large claims and significant defense costs. Many states have joint and several liabilities for providers who deliver care to a patient and are at least partially liable. As a result, if one provider is found liable for medical malpractice for the provision of care to a particular patient, all other providers who furnished care to that same patient, including possibly us and AHA’s affiliated physicians, may also share in the liability, which could be substantial individually or in aggregate.

The defense of litigation, including fees of legal counsel, expert witnesses and related costs, is expensive and difficult to forecast accurately. Such costs may be unrecoverable even if AHA ultimately prevail in litigation and could consume a significant portion of AHA’s limited capital resources. To defend lawsuits, it may also be necessary for us to divert officers and other employees from AHA’s normal business functions to gather evidence, give testimony and otherwise support litigation efforts. If AHA loses any material litigation, AHA could face material judgments or awards against them. An unfavorable resolution of one or more of the proceedings in which AHA is involved now or in the future could have a material adverse effect on AHA’s business, cash flows and financial condition. AHA may also in the future find it necessary to file lawsuits to recover damages or protect AHA’s interests. The cost of such litigation could also be significant and unrecoverable, which may also deter us from aggressively pursuing even legitimate claims.

AHA does not maintain malpractice liability insurance coverage to cover professional liability and other claims for certain hospitalists and clinic physicians as AHA does not, and has no authority to, engage in the practice of medicine and is not a provider of any health care services. AHA’s contracted physicians are required to comply with State and federal laws with respect to liability insurance and all other regulated aspects of their medical practices. AHA cannot be certain that its contracted physicians’ insurance coverage will be adequate to cover liabilities arising out of claims asserted against us, AHA’s contracted physicians and providers. Liabilities incurred by us or AHA’s contracted health care providers in excess of the provider’s insurance coverage, including coverage for professional liability and other claims, could have a material adverse effect on ACMG’s business, financial condition, and results of operations. AHA’s physician’s professional liability insurance coverage generally must be renewed annually and may not continue to be available to us in future years at acceptable costs and on favorable terms, which could increase AHA’s exposure to litigation.

Risks Related to AHA’s Licensed and Owned Intellectual Property

AHA’s use and disclosure of personally identifiable information, including health information, is subject to federal and state privacy and security regulations, and AHA’s failure to comply with those regulations or to adequately secure the information AHA hold could result in significant liability or reputational harm and, in turn, a material adverse effect on AHA’s client base, membership base and revenue.

Numerous state and federal laws and regulations govern the collection, dissemination, use, privacy, confidentiality, security, availability and integrity of personally identifiable information, or PII, including protected health information. These laws and regulations include HIPAA. HIPAA establishes a set of basic national privacy and security standards for the protection of protected health information, or PHI, by health plans, healthcare clearinghouses and certain healthcare providers, referred to as covered entities, and the business associates with whom such covered entities contract for services, which includes AHA.

HIPAA requires healthcare providers like AHA to develop and maintain policies and procedures with respect to PHI that is used or disclosed, including the adoption of administrative, physical and technical safeguards to protect such information. HIPAA also implemented the use of standard transaction code sets and standard identifiers that covered entities must use when submitting or receiving certain electronic healthcare transactions, including activities associated with the billing and collection of healthcare claims.

HIPAA imposes mandatory penalties for certain violations. Penalties for violations of HIPAA and its implementing regulations start at $100 per violation and are not to exceed $50,000 per violation, subject to a cap of $1.5 million for violations of the same standard in a single calendar year. However, a single breach incident can result in violations of multiple standards. HIPAA also authorizes state attorneys general to file suit on behalf of their residents. Courts are able to award damages, costs and attorneys’ fees related to violations of HIPAA in such cases. While HIPAA does not create a private right of action allowing individuals to sue us in civil court for violations of HIPAA, its standards have been used as the basis for duty of care in state civil suits such as those for negligence or recklessness in the misuse or breach of PHI.

In addition, HIPAA mandates that the Secretary of Health and Human Services, or HHS conduct periodic compliance audits of HIPAA covered entities or business associates for compliance with the HIPAA Privacy and Security Standards. It also tasks HHS with establishing a methodology whereby harmed individuals who were the victims of breaches of unsecured PHI may receive a percentage of the Civil Monetary Penalty fine paid by the violator.

HIPAA further requires that patients be notified of any unauthorized acquisition, access, use or disclosure of their unsecured PHI that compromises the privacy or security of such information, with certain exceptions related to unintentional or inadvertent use or disclosure by employees or authorized individuals. HIPAA specifies that such notifications must be made “without unreasonable delay and in no case later than 60 calendar days after discovery of the breach.” If a breach affects 500 patients or more, it must be reported to HHS without unreasonable delay, and HHS will post the name of the breaching entity on its public web site. Breaches affecting 500 patients or more in the same state or jurisdiction must also be reported to the local media. If a breach involves fewer than 500 people, the covered entity must record it in a log and notify HHS at least annually.

Numerous other federal and state laws protect the confidentiality, privacy, availability, integrity and security of PII, including PHI. These laws in many cases are more restrictive than, and may not be preempted by, the HIPAA rules and may be subject to varying interpretations by courts and government agencies, creating complex compliance issues for AHA and its clients and potentially exposing us to additional expense, adverse publicity and liability.

New health information standards, whether implemented pursuant to HIPAA, congressional action or otherwise, could have a significant effect on the manner in which AHA must handle healthcare related data, and the cost of complying with standards could be significant. If AHA do not comply with existing or new laws and regulations related to PHI, AHA could be subject to criminal or civil sanctions.

Because of the extreme sensitivity of the PII AHA stores and transmits, the security features of AHA’s technology platform are very important. If AHA’s security measures, some of which are managed by third parties, are breached or fail, unauthorized persons may be able to obtain access to sensitive client and patient data, including HIPAA regulated PHI. As a result, AHA’s reputation could be severely damaged, adversely affecting client and patient confidence. Members may curtail their use of or stop using AHA’s services or its client base could decrease, which would cause AHA’s business to suffer. In addition, AHA could face litigation, damages for contract breach, penalties and regulatory actions for violation of HIPAA and other applicable laws or regulations and significant costs for remediation, notification to individuals and for measures to prevent future occurrences. Any potential security breach could also result in increased costs associated with liability for stolen assets or information, repairing system damage that may have been caused by such breaches, incentives offered to clients or other business partners in an effort to maintain AHA’s business relationships after a breach and implementing measures to prevent future occurrences, including organizational changes, deploying additional personnel and protection technologies, training employees and engaging third party experts and consultants. While AHA maintain insurance covering certain security and privacy damages and claim expenses in the amount of at least $3.0 million, AHA may not carry insurance or maintain coverage sufficient to compensate for all liability and in any event, insurance coverage would not address the reputational damage that could result from a security incident.

AHA outsource important aspects of the storage and transmission of Client and Member information, and thus rely on third parties to manage functions that have material cyber security risks. AHA attempt to address these risks by requiring outsourcing subcontractors who handle client and patient information to sign business associate agreements contractually requiring those subcontractors to adequately safeguard personal health data to the same extent that applies to us and in some cases by requiring such outsourcing subcontractors to undergo third party security examinations. In addition, AHA periodically hire third party security experts to assess and test AHA’s security posture. However, AHA cannot assure you that these contractual measures and other safeguards will adequately protect us from the risks associated with the storage and transmission of client and patient’s proprietary and protected health information.

In addition, various states have enacted laws governing the privacy of personal information collected and used by businesses online. For example, California has recently adopted the California Consumer Privacy Act of 2018, which went into effect on January 1, 2020. This law, in part, requires that companies make certain disclosures to consumers via their privacy policies, or otherwise at the time the personal data is collected. The Company will have to determine what personal data it is collecting from individuals and for what purposes, and to update its privacy policy every 12 months to make the required disclosures, among other things. Since this law is newly enacted and has not yet gone into effect, it is unclear whether it will have any material impact on the Company’s business and operations.

AHA’s use of “open source” software could adversely affect AHA’s ability to offer its services and subject AHA to possible litigation.

AHA uses open source software in connection with AHA’s products and services. Companies that incorporate open source software into their products have, from time to time, faced claims challenging the use of open source software and/or compliance with open source license terms. As a result, AHA could be subject to suits by parties claiming ownership of what AHA believes to be open source software or claiming noncompliance with open source licensing terms. Some open source software licenses require users who distribute software containing open source software to publicly disclose all or part of the source code to such software and/or make available any derivative works of the open source code, which could include valuable proprietary code of the user, on unfavorable terms or at no cost. While AHA monitors the use of open source software and try to ensure that none is used in a manner that would require AHA to disclose its proprietary source code or that would otherwise breach the terms of an open source agreement, such use could inadvertently occur, in part because open source license terms are often ambiguous. Any requirement to disclose AHA’s proprietary source code or pay damages for breach of contract could have a material adverse effect on its business, financial condition and results of operations and could help AHA’s competitors develop products and services that are similar to or better than AHA.

Interruptions or performance problems associated with AHA’s technology and infrastructure may adversely affect AHA’s business and operating results.

AHA’s continued growth will depend in part on the ability of customers to access AHA’s platform at any time and within an acceptable amount of time. AHA may experience, disruptions, outages and other performance problems due to a variety of factors, including infrastructure changes, introductions of new applications and functionality, software errors and defects, capacity constraints due to an increasing number of users accessing our platform simultaneously, or security related incidents. In addition, from time to time AHA may experience limited periods of server downtime due to server failure or other technical difficulties (as well as maintenance requirements). It may become increasingly difficult to maintain and improve AHA’s performance, especially during peak usage times and as AHA’s platform becomes more complex and AHA’s user traffic increases. If AHA’s platform is unavailable or if AHA’s users are unable to access our platform within a reasonable amount of time or at all, AHA’s business would be adversely affected and its brand could be harmed. In the event of any of the factors described above, or certain other failures of AHA’s infrastructure, customer or consumer data may be permanently lost. To the extent that AHA’s does not effectively address capacity constraints, upgrade our systems as needed, and continually develop our technology and network architecture to accommodate actual and anticipated changes in technology, customers and consumers may cease to use AHA’s platform and our business and operating results may be adversely affected.

The security of AHA’s platform, networks or computer systems may be breached, and any unauthorized access to AHA’s customer data will have an adverse effect on our business and reputation.

The use of AHA’s platform will involve the storage, transmission and processing of AHA’s clients’ private data, and this data may contain confidential and proprietary information of AHA’s clients or other personal or identifying information regarding AHA’s clients, their employees or other persons. Individuals or entities may attempt to penetrate AHA’s network or platform security, or that of AHA’s third-party hosting and storage providers, and could gain access to AHA’s clients’ private data, which could result in the destruction, disclosure or misappropriation of proprietary or confidential information of AHA’s clients’ or their customers, employees and business partners. If any of AHA’s clients’ private data is leaked, obtained by others or destroyed without authorization, it could harm AHA’s reputation, AHA could be exposed to civil and criminal liability, and AHA may lose AHA’s ability to access private data, which will adversely affect the quality and performance of AHA’s platform.

In addition, AHA’s platform may be subject to computer malware, viruses and computer hacking, fraudulent use attempts and phishing attacks, all of which have become more prevalent in AHA’s industry. Though it is difficult to determine what, if any, harm may directly result from any specific interruption or attack, they may include the theft or destruction of data owned by us or AHA’s customers, and/or damage to AHA’s platform. Any failure to maintain the performance, reliability, security and availability of AHA’s products or services and technical infrastructure to the satisfaction of AHA’s customers may harm AHA’s reputation and AHA’s ability to retain existing customers and attract new users.

While AHA will implement procedures and safeguards that are designed to prevent security breaches and cyber-attacks, they may not be able to protect against all attempts to breach AHA’s systems, and AHA may not become aware in a timely manner of any such security breach. Unauthorized access to or security breaches of AHA’s platform, network or computer systems, or those of AHA’s technology service providers, could result in the loss of business, reputational damage, regulatory investigations and orders, litigation, indemnity obligations, damages for contract breach, civil and criminal penalties for violation of applicable laws, regulations or contractual obligations, and significant costs, fees and other monetary payments for remediation. If customers believe that AHA’s platform does not provide adequate security for the storage of sensitive information or its transmission over the Internet, AHA’s business will be harmed. Customers’ concerns about security or privacy may deter them from using AHA’s platform for activities that involve personal or other sensitive information.

Privacy and data security laws and regulations could require us to make changes to AHA’s business, impose additional costs on us and reduce the demand for AHA’s software solutions.

AHA’s business model contemplates that AHA will store, process and transmit both public data and AHA’s clients’ private data. AHA’s customers may store and/or transmit a significant amount of personal or identifying information through AHA’s platform. Privacy and data security have become significant issues in the United States and in other jurisdictions where AHA may offer AHA’s software solutions. The regulatory framework relating to privacy and data security issues worldwide is evolving rapidly and is likely to remain uncertain for the foreseeable future. Federal, state and foreign government bodies and agencies have in the past adopted, or may in the future adopt, laws and regulations regarding the collection, use, processing, storage and disclosure of personal or identifying information obtained from customers and other individuals. In addition to government regulation, privacy advocates and industry groups may propose various self-regulatory standards that may legally or contractually apply to AHA’s business. Because the interpretation and application of many privacy and data security laws, regulations and applicable industry standards are uncertain, it is possible that these laws, regulations and standards may be interpreted and applied in a manner inconsistent with AHA’s existing privacy and data management practices. As AHA expand into new jurisdictions or verticals, AHA will need to understand and comply with various new requirements applicable in those jurisdictions or verticals.

To the extent applicable to AHA’s business or the businesses of AHA’s customers, these laws, regulations and industry standards could have negative effects on AHA’s business, including by increasing AHA’s costs and operating expenses, and delaying or impeding AHA’s deployment of new core functionality and products. Compliance with these laws, regulations and industry standards requires significant management time and attention, and failure to comply could result in negative publicity, subject us to fines or penalties or result in demands that AHA modify or cease existing business practices. In addition, the costs of compliance with, and other burdens imposed by, such laws, regulations and industry standards may adversely affect AHA’s customers’ ability or desire to collect, use, process and store personal information using AHA’s software solutions, which could reduce overall demand for them. Even the perception of privacy and data security concerns, whether or not valid, may inhibit market acceptance of AHA’s software solutions in certain verticals. Furthermore, privacy and data security concerns may cause AHA’s customers’ clients, vendors, employees and other industry participants to resist providing the personal information necessary to allow AHA’s customers to use AHA’s applications effectively. Any of these outcomes could adversely affect AHA’s business and operating results.

AHA could incur substantial costs in protecting or defending AHA’s intellectual property rights, and any failure to protect AHA’s intellectual property could adversely affect AHA’s business, results of operations and financial condition.

AHA’s success depends, in part, on AHA’s ability to protect AHA’s brand and the proprietary methods and technologies that AHA develop under patent and other intellectual property laws of the United States and foreign jurisdictions so that AHA can prevent others from using AHA’s inventions and proprietary information. AHA Analytics Inc., has agreed to purchase, from Clinigence Health Inc. U.S. Patent Application No. 15/882,688, which is a utility patent application currently pending before the United States Patent and Trademark Office. Any patents that have been applied for or that may be issued in the future may not provide significant protection for AHA’s intellectual property. If AHA fails to protect AHA’s intellectual property rights adequately, AHA’s competitors might gain access to AHA’s technology and AHA’s business, results of operations and financial condition may be adversely affected.

The particular forms of intellectual property protection that AHA seeks, or AHA’s business decisions about when to file patent applications and trademark applications, may not be adequate to protect AHA’s business. AHA could be required to spend significant resources to monitor and protect AHA’s intellectual property rights. Litigation may be necessary in the future to enforce AHA’s intellectual property rights, determine the validity and scope of AHA’s proprietary rights or those of others, or defend against claims of infringement or invalidity. Such litigation could be costly, time-consuming and distracting to management, result in a diversion of significant resources, lead to the narrowing or invalidation of portions of AHA’s intellectual property and have an adverse effect on AHA’s business, results of operations and financial condition. AHA’s efforts to enforce AHA’s intellectual property rights may be met with defenses, counterclaims and countersuits attacking the validity and enforceability of AHA’s intellectual property rights or alleging that AHA infringe the counterclaimant’s own intellectual property. Any of AHA’s patents, patent applications, copyrights, trademarks or other intellectual property rights could be challenged by others or invalidated through administrative process or litigation.

AHA expects to also rely, in part, on confidentiality agreements with AHA’s business partners, employees, consultants, advisors, customers and others in AHA’s efforts to protect AHA’s proprietary technology, processes and methods. These agreements may not effectively prevent disclosure of AHA’s confidential information, and it may be possible for unauthorized parties to copy AHA’s software or other proprietary technology or information, or to develop similar software independently without AHA’s having an adequate remedy for unauthorized use or disclosure of AHA’s confidential information. In addition, others may independently discover AHA’s trade secrets and proprietary information, and in these cases AHA would not be able to assert any trade secret rights against those parties. Costly and time-consuming litigation could be necessary to enforce and determine the scope of AHA’s proprietary rights, and the failure to obtain or maintain trade secret protection could adversely affect AHA’s competitive business position.

In addition, the laws of some countries do not protect intellectual property and other proprietary rights to the same extent as the laws of the United States. To the extent AHA expands AHA’s international activities, AHA’s exposure to unauthorized copying, transfer and use of AHA’s proprietary technology or information may increase.

AHA’s means of protecting its intellectual property and proprietary rights may not be adequate or AHA’s competitors could independently develop similar technology. If AHA fails to meaningfully protect its intellectual property and proprietary rights, its business, results of operations and financial condition could be adversely affected.

Assertions by third parties of infringement or other violations by us of their intellectual property rights could result in significant costs and harm AHA’s business and operating results.

AHA’s success depends upon its ability to refrain from infringing upon the intellectual property rights of others. Some companies, including some of AHA’s competitors, own large numbers of patents, copyrights and trademarks, which they may use to assert claims against us. As AHA grows and enters new markets, AHA will face a growing number of competitors. As the number of competitors in AHA’s industry grows and the functionality of products in different industry segments overlaps, AHA expect that software and other solutions in AHA’s industry may be subject to such claims by third parties. Third parties may in the future assert claims of infringement, misappropriation or other violations of intellectual property rights against us. AHA cannot assure you that infringement claims will not be asserted against us in the future, or that, if asserted, any infringement claim will be successfully defended. A successful claim against us could require that AHA pay substantial damages or ongoing royalty payments, prevent us from offering AHA’s services, or require that AHA comply with other unfavorable terms. AHA may also be obligated to indemnify AHA’s customers or business partners or pay substantial settlement costs, including royalty payments, in connection with any such claim or litigation and to obtain licenses, modify applications or refund fees, which could be costly. Even if AHA were to prevail in such a dispute, any litigation regarding AHA’s intellectual property could be costly and time-consuming and divert the attention of AHA’s management and key personnel from AHA’s business operations.

The information that AHA expects to provide to AHA’s clients could be inaccurate or incomplete, which could harm AHA’s business reputation, financial condition, and results of operations.

AHA expects to aggregate, process, and analyze healthcare-related data and information for use by AHA’s clients.

Because data in the healthcare industry is fragmented in origin, inconsistent in format, and often incomplete, the overall quality of data received or accessed in the healthcare industry is often poor, the degree or amount of data which is knowingly or unknowingly absent or omitted can be material, and AHA frequently discovers data issues and errors during AHA’s data integrity checks. If the analytical data that AHA expect to provide to AHA’s clients are based on incorrect or incomplete data or if AHA makes mistakes in the capture, input, or analysis of these data, AHA’s reputation may suffer and AHA’s ability to attract and retain clients may be materially harmed.

In addition, AHA expects to assist our clients with the management and submission of data to governmental entities, including CMS. These processes and submissions are governed by complex data processing and validation policies and regulations. If AHA fails to abide by such policies or submit incorrect or incomplete data, AHA may be exposed to liability to a client, court, or government agency that concludes that AHA’s storage, handling, submission, delivery, or display of health information or other data was wrongful or erroneous.

AHA’s proprietary applications may not operate properly, which could damage AHA’s reputation, give rise to a variety of claims against us, or divert AHA’s resources from other purposes, any of which could harm AHA’s business and operating results.

Proprietary software and application development is time-consuming, expensive, and complex, and may involve unforeseen difficulties. AHA may encounter technical obstacles, and it is possible that AHA discovers additional problems that prevent AHA’s proprietary applications from operating properly. If AHA’s applications and services do not function reliably or fail to achieve client expectations in terms of performance, clients could assert liability claims against us and attempt to cancel their contracts with us. Moreover, material performance problems, defects, or errors in AHA’s existing or new applications and services may arise in the future and may result from, among other things, the lack of interoperability of AHA’s applications with systems and data that AHA did not develop and the function of which is outside of AHA’s control or undetected in AHA’s testing. Defects or errors in AHA’s applications might discourage existing or potential clients from purchasing services from us. Correction of defects or errors could prove to be time consuming, costly, impossible, or impracticable. The existence of errors or defects in AHA’s applications and the correction of such errors could divert AHA’s resources from other matters relating to AHA’s business, damage its reputation, increase AHA’s costs, and have a material adverse effect on its business, financial condition, and results of operations.

If AHA does not keep pace with technological changes, AHA’s solutions may become less competitive and AHA’s business may suffer.

AHA’s market is expected to be characterized by rapid technological change, frequent product and service innovation and evolving industry standards. If AHA is unable to provide enhancements and new features for AHA’s existing solutions or new solutions that achieve market acceptance or that keep pace with these technological developments, AHA’s business could be adversely affected. The success of enhancements, new features and solutions depends on several factors, including the timely completion, introduction and market acceptance of the enhancements or new features or solutions. Failure in this regard may significantly impair AHA’s revenue growth. In addition, because AHA’s solutions are designed to operate on a variety of systems, AHA will need to continuously modify and enhance AHA’s solutions to keep pace with changes in internet-related hardware, software, communication, browser and database technologies. AHA may not be successful in either developing these modifications and enhancements or in bringing them to market in a timely fashion. Furthermore, uncertainties about the timing and nature of new network platforms or technologies, or modifications to existing platforms or technologies, could increase AHA’s research and development expenses. Any failure of AHA’s solutions to keep pace with technological changes or operate effectively with future network platforms and technologies could reduce the demand for AHA’s solutions, result in customer dissatisfaction and adversely affect AHA’s business.

Risks Related to AHA’s Reliance on Third Parties

Under applicable employment laws, AHA may not be able to enforce covenants not to compete.

AHA generally enters into noncompetition agreements with AHA’s employees. These agreements prohibit AHA’s employees, if they cease working for it, from competing directly with AHA or working for AHA’s competitors or clients for a limited period. AHA may be unable to enforce these agreements under the laws of the jurisdictions in which AHA’s employees work, and it may be difficult for AHA to restrict its competitors from benefitting from the expertise AHA’s former employees or consultants developed while working for it.

Risks Related to Government Regulations and Compliance

Laws regulating the corporate practice of medicine could restrict the manner in which AHA are permitted to conduct AHA’s business and the failure to comply with such laws could subject us to penalties and restructuring.

Some states have laws that prohibit business entities from practicing medicine, employing physicians to practice medicine, exercising control over medical decisions by physicians (also known collectively as the corporate practice of medicine) or engaging in some arrangements, such as fee-splitting, with physicians. In some states these prohibitions are expressly stated in a statute or regulation, while in other states the prohibition is a matter of judicial or regulatory interpretation.

AHA operates by maintaining contracts with AHA’s affiliated physician groups which are each owned and operated by physicians and which employ or contract with additional physicians to provide physician services. Under these arrangements, AHA or AHA’s subsidiaries provide management services, receive a management fee for providing management services, do not represent to offer medical services, and do not exercise influence or control over the practice of medicine by the physicians or the affiliated physician groups.

In addition to the above management arrangements, in certain instances, AHA has contractual rights relating to the transfer of equity interests in AHA’s affiliated physician groups under physician shareholder agreements that AHA entered into with the controlling equity holder of such affiliated physician groups. However, even in such instances, such equity interests cannot be transferred to or held by us or by any non-professional organization. Accordingly, AHA does not directly own any equity interests in any affiliated physician groups. In the event that any of these affiliated physician groups or their equity holders fail to comply with these management or ownership transfer arrangements, these arrangements are terminated, AHA is unable to enforce such arrangements, or these arrangements are invalidated under applicable laws, there could be a material adverse effect on AHA’s business, results of operations and financial condition and AHA may have to restructure AHA’s organization and change AHA’s arrangements with AHA’s affiliated physician groups, which may not be successful.

The healthcare industry is intensely regulated at the federal, state, and local levels and government authorities may determine that AHA fail to comply with applicable laws or regulations and take actions against us.

As a company involved in providing healthcare services, AHA are subject to numerous federal, state and local laws and regulations. There are significant costs involved in complying with these laws and regulations. If AHA are found to have violated any applicable laws or regulations, AHA could be subject to civil and/or criminal damages, fines, sanctions or penalties, including exclusion from participation in governmental healthcare programs, such as Medicare and Medicaid, and AHA may be required to change AHA’s method of operations and business strategy. These consequences could be the result of AHA’s current conduct or even conduct that occurred a number of years ago, including prior to the completion of the Merger. AHA could incur significant costs to defend AHA’s if AHA become the subject of an investigation or legal proceeding alleging a violation of these laws and regulations. AHA cannot predict whether a federal, state or local government will determine that AHA are not operating in accordance with law, or whether, when or how the laws will change in the future and impact AHA’s business. The following is a non-exhaustive list of some of the more significant healthcare laws and regulations that could affect us:

•        the False Claims Act, that provide for penalties against entities and individuals which knowingly or recklessly make claims to Medicare, Medicaid, and other governmental healthcare programs, as well as third-party payors, that contain or are based upon false or fraudulent information;

•        a provision of the Social Security Act, commonly referred to as the “Anti-Kickback Statute,” that prohibits the knowing and willful offering, payment, solicitation or receipt of any bribe, kickback, rebate or other remuneration, in cash or in kind, in return for the referral or recommendation of patients for items and services covered, in or in part, by federal healthcare programs such as Medicare and Medicaid;

•        a provision of the Social Security Act, commonly referred to as the Stark Law or physician self-referral law, that (subject to limited exceptions) prohibits physicians from referring Medicare patients to an entity for the provision of specific “designated health services” if the physician or a member of such physician’s immediate family has a direct or indirect financial relationship with the entity, and prohibits the entity from billing for services arising out of such prohibited referrals;

•        a provision of the Social Security Act that provides for criminal penalties on healthcare providers who fail to disclose known overpayments;

•        a provision of the Social Security Act that provides for civil monetary penalties on healthcare providers who fail to repay known overpayments within 60 days of identification or the date any corresponding cost report was due, if applicable, and also allows improper retention of known overpayments to serve as a basis for False Claims Act violations;

•        provisions of the Social Security Act (emanating from the DRA) that require entities that make or receive annual Medicaid payments of $5 million or more from a single Medicaid program to provide its employees, contractors and agents with written policies and employee handbook materials on federal and state false claims acts and related statutes, that establish a new Medicaid Integrity Program designed to enhance federal and state efforts to detect Medicaid fraud, waste, and abuse, and that increase financial incentives for both states and individuals to bring fraud and abuse claims against healthcare companies;

•        state law provisions pertaining to anti-kickback, self-referral and false claims issues;

•        provisions of, and regulations relating to, HIPAA that provide penalties for knowingly and willfully executing a scheme or artifice to defraud a health-care benefit program or falsifying, concealing or covering up a material fact or making any materially false, fictitious or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items or services;

•        provisions of HIPAA and the Health Information Technology for Economic and Clinical Health Act of 2009 (“HITECH”) limiting how covered entities, business associates and business associate sub-contractors may use and disclose PHI and the security measures that must be taken in connection with protecting that information and related systems, as well as similar or more stringent state laws;

•        federal and state laws that provide penalties for providers for billing and receiving payments from a governmental healthcare program for services unless the services are medically necessary and reasonable, adequately and accurately documented, and billed using codes that accurately reflect the type and level of services rendered;

•        state laws that provide for financial solvency requirements relating to risk-bearing organizations (“RBOs”), plan operations, plan-affiliate operations and transactions, plan-provider contractual relationships and provider-affiliate operations and transactions, such as California Business & Professions Code Section 1375.4 (§ 1375.4; Cal. Code Regs., tit. 28, § 1300.75.4 et seq.);

•        federal laws that provide for administrative sanctions, including civil monetary penalties for, among other violations, inappropriate billing of services to federal healthcare programs, payments by hospitals to physicians for reducing or limiting services to Medicare or Medicaid patients, or employing or contracting with individuals or entities who/which are excluded from participation in federal healthcare programs;

•        federal and state laws and policies that require healthcare providers to enroll in the Medicare and Medicaid programs before submitting any claims for services, to promptly report certain changes in its operations to the agencies that administer these programs, and to re-enroll in these programs when changes in direct or indirect ownership occur or in response to revalidation requests from Medicare and Medicaid;

•        state laws that prohibit general business entities from practicing medicine, controlling physicians’ medical decisions or engaging in certain practices, such as splitting fees with physicians;

•        state laws that require timely payment of claims, including §1371.38, et al, of the California Health & Safety Code, which imposes time limits for the payment of uncontested covered claims and required health care service plans to pay interest on uncontested claims not paid promptly within the required time period;

•        laws in some states that prohibit non-domiciled entities from owning and operating medical practices in such states;

•        federal and state laws and regulations restricting the techniques that may be used to collect past due accounts from consumers, such as AHA’s patients, for services provided to the consumer; and

•        state laws that require healthcare providers that assume professional and institutional risk (i.e., global risk) to either obtain a license under the Knox-Keene Health Care Service Plan Act of 1975 or receive an exemption from the Department of Managed Healthcare (“DMHC”) for the contract(s) under which the entity assumes global risk.

Any violation or alleged violation of any of these laws or regulations by AHA or our affiliates could have a material adverse effect on AHA’s business, financial condition and results of operations.

Changes in healthcare laws could create an uncertain environment and materially impact us. AHA cannot predict the effect that the ACA (also known as Obamacare) and its implementation, amendment, or repeal and replacement, may have on AHA’s business, results of operations or financial condition.

Any changes in healthcare laws or regulations that reduce, curtail or eliminate payments, government-subsidized programs, government-sponsored programs, and/or the expansion of Medicare or Medicaid, among other actions, could have a material adverse effect on AHA’s business, results of operations and financial condition.

For example, the ACA dramatically changed how healthcare services are covered, delivered, and reimbursed. The ACA requires insurers to accept all applicants, regardless of pre-existing conditions, cover an extensive list of conditions and treatments, and charge the same rates, regardless of pre-existing condition or gender. The ACA and the Health Care and Education Reconciliation Act of 2010 (collectively, the “Health Care Reform Acts”) also mandated changes specific to home health and hospice benefits under Medicare. In 2012, the U.S. Supreme Court upheld the constitutionality of the ACA, including the “individual mandate” provisions of the ACA that generally require all individuals to obtain healthcare insurance or pay a penalty. However, the U.S. Supreme Court also held that the provision of the ACA that authorized the Secretary of the U.S. Department of Health and Human Services (“HHS”) to penalize states that choose not to participate in the expansion of the Medicaid program by removing all of its existing Medicaid funding was unconstitutional. In response to the ruling, a number of state governors opposed its state’s participation in the expanded Medicaid program, which resulted in the ACA not providing coverage to some low-income persons in those states. In addition, several bills have been, and are continuing to be, introduced in U.S. Congress to amend all or significant provisions of the ACA, or repeal and replace the ACA with another law. In December 2017, the individual mandate was repealed via the Tax Cuts and Jobs Act of 2017. Afterwards, legal and political challenges as to the constitutionality of the remaining provisions of the ACA resumed. Just as the fate of the ACA is uncertain, so is the future of care organizations established under the ACA such as ACOs and NGACOs. Under its NGACO Participation Agreement with CMS, AHA’s operations are always subject to the nation’s healthcare laws, as amended, repealed or replaced from time to time.

The net effect of the ACA on AHA’s business is subject to numerous variables, including the law’s complexity, lack of complete implementing regulations and interpretive guidance, gradual and potentially delayed implementation or possible amendment, as well as the uncertainty as to the extent to which states will choose to participate in the expanded Medicaid program. The continued implementation of provisions of the ACA, the adoption of new regulations thereunder and ongoing challenges thereto, also added uncertainty about the current state of U.S. healthcare laws and could negatively impact AHA’s business, results of operations and financial condition.

Controls designed to reduce inpatient services and associated costs may reduce AHA’s revenues.

Controls imposed by Medicare, Medicaid and private payors designed to reduce admissions and lengths of stay, commonly referred to as “utilization review,” have affected and are expected to continue to affect AHA’s operations. Federal law contains numerous provisions designed to ensure that services rendered by hospitals and other care providers to Medicare and Medicaid patients meet professionally recognized standards and are medically necessary and that claims for reimbursement are properly filed. These provisions include a requirement that a sampling of admissions of Medicare and Medicaid patients must be reviewed by quality improvement organizations, which review the appropriateness of Medicare and Medicaid patient admissions and discharges, the quality of care provided, and the appropriateness of cases of extraordinary length of stay or cost on a post-discharge basis. Quality improvement organizations may deny payment for services or assess fines and also have the authority to recommend to the HHS that a provider is in substantial noncompliance with the standards of the quality improvement organization and should be excluded from participation in the Medicare program. The ACA potentially expands the use of prepayment review by Medicare contractors by eliminating statutory restrictions on its use, and, as a result, efforts to impose more stringent cost controls are expected to continue. Utilization review is also a requirement of most non-governmental managed care organizations and other third-party payors. Inpatient utilization, average lengths of stay and occupancy rates continue to be negatively affected by payor-required preadmission authorization and utilization review and by third party payor pressure to maximize outpatient and alternative healthcare delivery services for less acutely ill patients. Although AHA are unable to predict the effect these controls and any changes thereto may have on AHA’s operations, significant limits on the scope of AHA’s services reimbursed and on reimbursement rates and fees could have a material, adverse effect on AHA’s business, financial position and results of operations.

AHA’s revenue will be negatively impacted if AHA’s physicians fail to appropriately document their services.

AHA rely upon its affiliated physicians to appropriately and accurately complete necessary medical record documentation and assign appropriate reimbursement codes for their services. Reimbursement is conditioned upon, in part, AHA’s affiliated physicians providing the correct procedure and diagnosis codes and properly documenting the services themselves, including the level of service provided and the medical necessity for the services. If AHA’s affiliated physicians have provided incorrect or incomplete documentation or selected inaccurate reimbursement codes, this could result in nonpayment for services rendered or lead to allegations of billing fraud. This could subsequently lead to civil and criminal penalties, including exclusion from government healthcare programs, such as Medicare and Medicaid. In addition, third-party payors may disallow, in whole or in part, requests for reimbursement based on determinations that certain amounts are not covered, services provided were not medically necessary, or supporting documentation was not adequate. Retroactive adjustments may change amounts realized from third-party payors and result in recoupments or refund demands, affecting revenue already received.

If AHA inadvertently employ or contract with an excluded person, AHA may face government sanctions.

Individuals and entities can be excluded from participating in the Medicare and Medicaid programs for violating certain laws and regulations, or for other reasons such as the loss of a license in any state, even if the person retains other licensure. This means that the excluded person and others are prohibited from receiving payments for such person’s services rendered to Medicare or Medicaid beneficiaries, and if the excluded person is a physician, all services ordered (not just provided) by such physician are also non-covered and non-payable. Entities which employ or contract with excluded individuals are prohibited from billing the Medicare or Medicaid programs for the excluded individual’s services, and are subject to civil penalties if it does. The U.S. Department of Health and Human Services Office of the Inspector General maintains a list of excluded persons. Although AHA have instituted policies and procedures to minimize such risks, there can be no assurance that AHA will not inadvertently hire or contract with an excluded person, or that AHA’s employees or contracts will not become excluded in the future without AHA’s knowledge. If this occurs, AHA may be subject to substantial repayments and civil penalties, and the hospitals at which AHA furnish services may also be subject to repayments and sanctions, for which they may seek recovery from us, which could adversely affect AHA’s business, cash flows and financial condition.

Compliance with federal and state privacy and data security laws is expensive, and AHA may be subject to government or private actions due to privacy and security breaches.

AHA must comply with various federal and state laws and regulations governing the collection, dissemination, access, use, security and confidentiality of PHI, including HIPAA and HITECH. As part of AHA’s medical record keeping, third-party billing, and other services, AHA collect and maintain PHI in paper and electronic format. Privacy and data security laws and regulations thus could have a significant effect on the manner in which AHA handle healthcare-related data and communicates with payors. In addition, compliance with these standards could limit AHA’s ability to offer services, thereby negatively impacting the business opportunities available to us. Despite AHA’s efforts to prevent privacy and security breaches, it may still occur. If any non-compliance with such laws and regulations results in privacy or security breaches, AHA could be subject to monetary fines, suits, penalties or sanctions. As a result of the expanded scope of HIPAA through HITECH, AHA may incur significant costs in order to minimize the amount of “unsecured PHI” that AHA handle and retain and/or to implement improved administrative, technical or physical safeguards to protect PHI. AHA may have to demonstrate and document AHA’s compliance efforts, even if there is a low probability that PHI has been compromised, in order to overcome the presumption that an impermissible use or disclosure of PHI results in a reportable breach. AHA may incur significant costs to notify the relevant individuals, government entities and, in some cases, the media, in the event of a breach and to provide appropriate remediation and monitoring to mitigate any potential damage.

Risks Related to the Business Combination and being a Public Company

The combined company expects to incur significant costs as a result of operating as a public company.

As a public company, the combined company will incur significant legal, accounting and other expenses. The combined company will be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require, among other things, that it file with the SEC annual, quarterly and current reports with respect to its business and financial condition. In addition, the Sarbanes-Oxley Act, as well as rules subsequently adopted by the SEC and the Nasdaq Capital Market to implement provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the Public Company Accounting Oversight Board impose significant requirements on public companies, including requiring the establishment and maintenance of effective disclosure and financial controls and changes in corporate governance practices. These expenses will likely increase in the future, particularly after the combined company ceases to be an “emerging growth company” if it is also no longer a “smaller reporting company” as a result of additional corporate governance and disclosure requirements under the Sarbanes-Oxley Act, the Dodd-Frank Act, and SEC rules and regulations.

The combined company expects the rules and regulations applicable to public companies to result in it continuing to incur substantial legal and financial compliance costs. These costs will increase its net loss or decrease any net income and may require the combined company to reduce costs in other areas of its business.

AHA’s management will be required to devote substantial time to maintaining and improving its internal controls over financial reporting and the requirements of being a public company which may, among other things, strain its resources, divert management’s attention and affect its ability to accurately report its financial results and prevent fraud.

Historically, AHA has operated as a private company. Following the Business Combination, the combined company will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act and the rules of the Nasdaq Capital Market. The Sarbanes-Oxley Act requires, among other things, that a company maintain effective disclosure controls and procedures (“DCP”) and internal controls over financial reporting (“ICFR”). AHA’s management and other personnel, who will be managing GVAC after completion of the Business Combination, have limited experience operating as a public company, which may result in operational inefficiencies or errors, or a failure to improve or maintain effective ICFR and DCP necessary to ensure timely and accurate reporting of operational and financial results. AHA’s existing management team will need to devote a substantial amount of time to these compliance initiatives, and may need to add personnel in areas such as accounting, financial reporting, investor relations and legal in connection with operations as a public company. Ensuring that the combined company has adequate internal financial and accounting controls and procedures in place is a costly and time-consuming effort that needs to be re-evaluated frequently. The combined company’s compliance with existing and evolving regulatory requirements will result in increased administrative expenses and a diversion of management’s time and attention.

Pursuant to Sections 302 and 404 of the Sarbanes-Oxley Act (“Section 404”), the combined company will be required to furnish certain certifications and reports by its management on its ICFR, which, after it is no longer an emerging growth company and if it becomes an accelerated or large accelerated filer under SEC rules, must be accompanied by an attestation report on ICFR issued by its independent registered public accounting firm. To achieve compliance with Section 404 within the prescribed period, the combined company will document and evaluate its ICFR, which is both costly and challenging. Implementing any appropriate changes to its internal controls may require specific compliance training for the combined company’s directors, officers and employees, entail substantial costs to modify its existing accounting systems, and take a significant period of time to complete. Such changes may not, however, be effective in maintaining the adequacy of its ICFR, and any failure to maintain that adequacy, or consequent inability to produce accurate financial statements on a timely basis, could increase its operating costs and could materially impair its ability to operate its business. Moreover, effective internal controls are necessary for the combined company to produce reliable and timely financial reports and are important to help prevent fraud. Any failure by the combined company to file its periodic reports in a timely manner may cause investors to lose confidence in its reported financial information and may lead to a decline in the price of our common stock.

In accordance with Nasdaq Capital Market rules, the combined company will be required to maintain a majority of independent members of the Board of Directors. The various rules and regulations applicable to public companies make it more difficult and more expensive to maintain directors’ and officers’ liability insurance, and the combined company may be required to accept reduced coverage or incur substantially higher costs to maintain coverage. If the combined company is unable to maintain adequate directors’ and officers’ insurance, its ability to recruit and retain qualified officers and directors will be significantly curtailed.

AHA will need to grow the size of its organization, and may experience difficulties in managing this growth.

As AHA’s expansion plans and strategies develop, and as it transitions into operating as part of a public company, it expects it will need additional managerial, operational, sales, marketing, financial and other personnel. Future growth would impose significant added responsibilities on members of management, including:

•        identifying, recruiting, compensating, integrating, maintaining and motivating additional employees;

•        coping with demands on management related to the increased size of our business:

•        assimilating different corporate cultures and business practices:

•        converting other entities’ books and records and conforming their practices to ours:

•        integrating operating, accounting and information technology systems of other entities with ours and in maintaining uniform procedures, policies and standards, such as internal accounting controls;

•        retaining employees who may be vital to the integration of the acquired entities:

•        maintaining contracts and relationships with payors of other entities;

•        improving AHA’s operational, financial and management controls, reporting systems and procedures; and

•        growing and engaging its Provider Network.

AHA’s future financial performance as part of GVAC and our ability to commercialize AHA’s product candidates will depend, in part, on its ability to effectively manage any future growth, and AHA’s management may also have to divert a disproportionate amount of its attention away from day-to-day activities in order to devote a substantial amount of time to managing these growth activities.

If AHA is not able to effectively expand its organization by hiring new employees and expanding its groups of consultants and contractors, AHA may not be able to successfully implement the tasks necessary to further develop and commercialize its product candidates and, accordingly, may not achieve its research, development and commercialization goals.

We are an “emerging growth company,” and we cannot be certain that the reduced disclosure requirements applicable to “emerging growth companies” will not make our common stock less attractive to investors.

We are an “emerging growth company,” as defined under the JOBS Act and will continue to be after the Business Combination is completed. For so long as we are an emerging growth company, we intend to take advantage of certain exemptions from reporting requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, compliance with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

We could be an emerging growth company for up to five years from the end of our most recently completed fiscal year, although we may lose such status earlier, depending on the occurrence of certain events, including when we have generated total annual gross revenue of at least $1.07 billion or when we are deemed to be a “large accelerated filer” under the Exchange Act, which means that the market value of our common stock that is held by non-affiliates exceeds $700 million as of December 31st of the prior year, or when we have issued more than $1.0 billion in nonconvertible debt securities during the prior three-year period.

We cannot predict if investors will not find our common stock less attractive or our company less comparable to certain other public companies because we rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock, and our stock price may be more volatile.

Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

As a “smaller reporting company” we are permitted to provide less disclosure than larger public companies which may make our common stock less attractive to investors.

We are currently a “smaller reporting company,” as defined by Rule 12b-2 of the Exchange Act. As a smaller reporting company, we are eligible to take advantage of certain exemptions from various reporting requirements applicable to other public companies. Consequently, it may be more challenging for investors to analyze our results of operations and financial prospects which may result in less investor confidence. Investors may find our common stock less attractive as a result of our smaller reporting company status. If some investors find our common stock less attractive, there may be a less active trading market for our common stock and our stock price may be more volatile.

If analysts do not report about us, or negatively evaluate us, GVAC’s stock price could decline.

The trading market for our securities will rely in part on the availability of research and reports that third-party analysts publish about us. There are many large companies active in the healthcare industry, which make it more difficult for us to receive widespread coverage. Furthermore, if one or more of the analysts who do cover us downgrade our securities stock, its price would likely decline. If one or more of these analysts cease coverage of us, we could lose market visibility, which in turn could cause the price of our securities to decline.

GVAC and AHA have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by GVAC whether or not the Business Combination is completed.

GVAC and AHA expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, GVAC and AHA expect to incur approximately $2,000,000 in expenses, including a fee of $7,500 to be paid to Advantage Proxy, our solicitation agent, plus disbursements and reimbursement for out-of-pocket expenses, in connection with the proxy solicitation for the special meeting. These expenses will reduce the amount of cash available to be used for other corporate purposes by GVAC whether or not the Business Combination is completed.

In the event that a significant number of GVAC Shares are redeemed, its stock may become less liquid following the Business Combination.

If a significant number of GVAC Shares are redeemed, GVAC may be left with a significantly smaller number of stockholders. As a result, trading in the shares of the surviving company following the Business Combination may be limited and your ability to sell your shares in the market could be adversely affected. The Nasdaq Capital Market may not list the GVAC Shares on its exchange, which could limit investors’ ability to make transactions in GVAC’s securities and subject GVAC to additional trading restrictions.

GVAC will be required to meet the initial listing requirements to be listed on the Nasdaq Capital Market following the Business Combination. GVAC may not be able to meet those initial listing requirements. Even if GVAC’s securities are so listed, GVAC may be unable to maintain the listing of its securities in the future.

If GVAC fails to meet the listing requirements and the Nasdaq Capital Market does not list its securities on its exchange, the Business Combination will not close. However even if GVAC meets the initial listing requirements, if GVAC is subsequently delisted, GVAC could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage for the post-transaction company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

GVAC may waive one or more of the conditions to the Business Combination without resoliciting stockholder approval for the Business Combination.

GVAC may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Business Combination, to the extent permitted by applicable laws. The Board of Directors of GVAC will evaluate the materiality of any waiver to determine whether amendment of this proxy statement and re-solicitation of proxies is warranted. In some instances, if the Board of Directors of GVAC determines that a waiver is not sufficiently material to warrant re-solicitation of stockholders, GVAC has the discretion to complete the Business Combination without seeking further stockholder approval. For example, it is a condition to GVAC’s obligations to close the Business Combination that there be no restraining order, injunction or other order restricting AHA’s conduct of its business, however, if the Board of Directors of GVAC determines that any such order or injunction is not material to the business of AHA, then the Board of Directors may elect to waive that condition and close the Business Combination.

GVAC’s stockholders will experience immediate dilution as a consequence of the issuance of GVAC Shares as consideration in the Business Combination. Having a minority share position may reduce the influence that GVAC’ current stockholders have on the management of GVAC.

After the Business Combination, assuming no redemptions of GVAC Shares for cash and giving effect to the Business Combination and Merger Agreement, we would have an aggregate of 11,424,454 shares issued and outstanding. GVAC’s current public stockholders will own approximately 55% of the outstanding GVAC Shares, GVAC’s current directors, officers and affiliates will own approximately 12.5% of the outstanding GVAC Shares, and the former stockholders of AHA will own approximately 32.5% of the outstanding GVAC Shares. Assuming redemption by holders of all but 500,000 outstanding GVAC Shares (which would allow us to retain $5,000,000 in net assets), GVAC public stockholders will own approximately 18% of the outstanding GVAC Shares, GVAC’s Sponsor and current directors, officers and affiliates will own approximately 23% of the outstanding GVAC Shares, and the former stockholders of AHA will own approximately 59% of the outstanding GVAC Shares. The minority position of the former GVAC stockholders will give them limited influence over the management and operations of the combined company. These figures do not include adjustments for the 1,000,000 Holdback Shares or shares underlying options and warrants which could be issued to the former AHA securityholders.

Risks Related to GVAC’s Business as a SPAC

GVAC will be forced to liquidate the trust account if it cannot consummate a business combination by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020. In the event of a liquidation, GVAC’s public stockholders will receive $10.00 per share (plus any interest then available) and the GVAC Warrants will expire worthless.

If GVAC is unable to complete a business combination by November 21, 2020, and is forced to liquidate, the per-share liquidation distribution will be $10.00, plus interest earned on amounts held in trust that have not been used to pay for taxes. Furthermore, there will be no distribution with respect to the GVAC Warrants, which will expire worthless as a result of GVAC’s failure to complete a business combination.

You must tender your GVAC Shares in order to validly seek redemption at the special meeting of stockholders.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to GVAC’s transfer agent or to deliver your common stock to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, in each case by two (2) business days prior to the date of the special meeting. The requirement for physical or electronic delivery ensures that a redeeming holder’s election to redeem is irrevocable once the Business Combination is consummated. Any failure to observe these procedures will result in your loss of redemption rights in connection with the vote on the Business Combination.

If you or a “group” of stockholders are deemed to hold in excess of 15% of GVAC’s shares of common stock, you will lose the ability to redeem all such shares in excess of 15% of GVAC’s shares of common stock.

GVAC’s Amended and Restated Certificate of Incorporation provides that a public stockholder, individually or together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our Initial Public Offering. Your inability to redeem more than an aggregate of 15% of the shares sold in our Initial Public Offering will reduce your influence over GVAC’s ability to consummate its initial business combination and you could suffer a material loss on your investment in GVAC if you sell such excess shares in open market transactions. As a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, you would be required to sell your shares in open market transaction, potentially at a loss.

If third parties bring claims against GVAC, the proceeds held in trust could be reduced and the per-share liquidation price received by GVAC’s stockholders may be less than $10.00.

GVAC’s placing of funds in trust may not protect those funds from third party claims against GVAC. Although GVAC has received from many of the vendors, service providers (other than its independent accountants) and prospective target businesses with which it does business executed agreements waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of GVAC’s public stockholders, they may still seek recourse against the trust account. Additionally, a court may not uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of GVAC’s public stockholders. If GVAC liquidates the trust account before the completion of a business combination and distributes the proceeds held therein to its public stockholders, our Sponsor has contractually agreed that it will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only if such a vendor or prospective target business does not execute such a waiver. However, GVAC cannot assure you that they will be able to meet such obligation. Therefore, the per-share distribution from the trust account for our stockholders may be less than $10.00 due to such claims.

Additionally, if GVAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in GVAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, GVAC may not be able to return $10.00 to our public stockholders.

GVAC’s stockholders may be held liable for claims by third parties against GVAC to the extent of distributions received by them.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not consummate an initial business combination by November 21, 2020 may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, we intend to redeem our public shares as soon as reasonably possible following November 21, 2020 in the event we do not consummate an initial business combination and, therefore, we do not intend to comply with those procedures.

Because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to us at such time that will provide for the payment of all existing and pending claims or claims that may be potentially brought against the Company within the 10 years following dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses, the only likely claims to arise would be from vendors (such as lawyers, investment bankers, and consultants) or prospective target businesses. If the Company’s plan of distribution complies with Section 281(b) of the DGCL, any liability of our stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. There can be no assurance that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of the trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not consummate an initial business combination within the required timeframe is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after November 21, 2020 in the event we do not consummate an initial business combination, this may be viewed or interpreted as giving preference to our stockholders over any potential creditors with respect to access to or distributions from the Company’s assets. Furthermore, our board of directors may be viewed as having breached its fiduciary duties to the Company’s creditors and/or may have acted in bad faith, thereby exposing itself and the Company to claims of punitive damages, by paying our stockholders from the trust account prior to addressing the claims of creditors. There can be no assurance that claims will not be brought against the Company for these reasons.

If GVAC’s due diligence investigation of AHA was inadequate, then stockholders of GVAC following the Business Combination could lose some or all of their investment.

Even though GVAC conducted a due diligence investigation of AHA, it cannot be sure that this diligence uncovered all material issues that may be present inside AHA or its business, or that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of AHA and its business and outside of its control will not later arise.

Because GVAC’s Sponsor and all of GVAC’s officers and directors own GVAC Shares and GVAC Warrants which will not participate in liquidation distributions and, therefore, they will lose their entire investment in us and face other financial consequences if the Business Combination is not completed, they may have a conflict of interest in determining whether the Business Combination is appropriate.

GVAC’s Sponsor and all of GVAC’s officers and directors own an aggregate of 1,437,500 shares and warrants to purchase 2,100,000 shares of common stock of GVAC. Such individuals have waived their right to redeem these shares, or to receive distributions with respect to these shares upon the liquidation of the trust account if GVAC is unable to consummate a business combination. Accordingly, the GVAC Shares, as well as the Private GVAC Warrants purchased by an affiliate of our Sponsor, will be worthless if GVAC does not consummate a business combination. Based on a market price of $___ per share of common stock of GVAC on September __, 2020 and $0.__ per warrant on September ___, 2020, the value of these shares and warrants was approximately $_________. The GVAC Shares acquired prior to the Initial Public Offering, as well as the Private GVAC Warrants will be worthless if GVAC does not consummate a business combination. Consequently, our directors’ and officers’ discretion in identifying and selecting AHA as a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of the Business Combination are appropriate and are fair to, and in the best interests of, GVAC and its stockholders.

In addition, at the closing of the Business Combination, our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred in connection with activities on our behalf. These financial interests of our Sponsor, executive officers and directors may have influenced their motivation in identifying and selecting AHA for the Business Combination.

GVAC is requiring stockholders who wish to redeem their common stock in connection with the Business Combination to comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline for exercising their rights.

GVAC is requiring stockholders who wish to redeem their common stock to either tender their certificates to our transfer agent or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s, or DTC, DWAC (Deposit/Withdrawal At Custodian) System by no later than two (2) business days prior to the Special Meeting. In order to obtain a physical certificate, a stockholder’s broker and/or clearing broker, DTC and GVAC’s transfer agent will need to act to facilitate this request. It is GVAC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. While we have been advised that it takes a short time to deliver shares through the DWAC System, we cannot assure you of this fact. Accordingly, if it takes longer than GVAC anticipates for stockholders to deliver their common stock, stockholders who wish to redeem may be unable to meet the deadline for exercising their redemption rights and thus may be unable to redeem their common stock.

GVAC will require its stockholders who wish to redeem their common stock in connection with the Business Combination to comply with specific requirements for redemption described above, and such redeeming stockholders may be unable to sell their securities when they wish to in the event that the Business Combination is not consummated.

GVAC is requiring that public stockholders who wish to redeem their common stock in connection with the proposed Business Combination to comply with specific requirements for redemption as described above. If the Business Combination is not consummated, investors who attempted to redeem their common stock will be unable to sell their securities after the failed Business Combination until GVAC has returned their securities to them. The market price for GVAC’s common stock may decline during this time and you may not be able to sell your securities when you wish to, even while other stockholders that did not seek redemption may be able to sell their securities.

GVAC’s Sponsor and other initial stockholders, which include its officers and directors, control a substantial interest in GVAC and thus may influence certain actions requiring a stockholder vote.

GVAC’s initial stockholders, including all of its officers and directors, collectively own approximately 20% of GVAC’s issued and outstanding common stock. GVAC’s Sponsor and other initial stockholders have agreed to vote any shares they own in favor of the Business Combination. Therefore, we would need only 2,163,437 of our public shares (or approximately 30% of our public shares) to be voted in favor of the transaction in order to have such transaction approved (assuming that only a quorum was present at the meeting).

If GVAC’s security holders exercise their registration rights with respect to their securities, it may have an adverse effect on the market price of GVAC’s securities.

GVAC’s Sponsor and other initial stockholders are entitled to make a demand that it register the resale of their insider shares at any time commencing three months prior to the date on which their shares may be released from escrow, which escrow remains in effect until six (6) months after completion of the Business Combination. Additionally, the purchasers of the private placement Private GVAC Warrants and our initial stockholders, officers and directors are entitled to demand that we register the resale of the shares underlying the Private GVAC Warrants and any securities our initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us at any time after we consummate a business combination. If such persons exercise their registration rights with respect to all of their securities, then there will be an additional 3,537,500 GVAC Shares eligible for trading in the public market. The presence of these additional common stock trading in the public market may have an adverse effect on the market price of GVAC’s securities.

GVAC’s directors and officers may have certain conflicts in determining to recommend the Business Combination with AHA, since certain of their interests, and certain interests of their affiliates and associates, are different from, or in addition to, your interests as a stockholder.

GVAC’s management and directors have interests in and arising from the Business Combination that are different from, or in addition to, your interests as a stockholder, which could result in a real or perceived conflict of interest. These interests include the fact that the GVAC Shares and GVAC Warrants owned by GVAC’s management and directors, or their affiliates and associates, would become worthless if the Business Combination Proposal is not approved and GVAC otherwise fails to consummate a business combination prior to its liquidation date.

Risks Related to the Financial Projections

You should be aware that uncertainties are inherent in prospective financial projections of any kind, and such uncertainties increase with the passage of time. None of GVAC or AHA or any of their respective affiliates, advisors, officers, directors, or representatives has made or makes any representation or can give any assurance to any GVAC stockholders, or any other person, regarding the ultimate performance of AHA compared to the information set forth under “The Business Combination Proposal — Summary of GVAC Financial Analysis” or that any such results will be achieved.

The inclusion of GVAC’s projections relating to AHA’s business in this proxy statement should not be regarded as an indication that GVAC, AHA or their respective advisors or other representatives considered or consider the projections to be necessarily predictive of actual future performance or events, and the projections set forth under “The Business Combination Proposal — Summary of GVAC Financial Analysis” should not be relied upon as such.

The projections were prepared by management of GVAC based, in part, on certain information furnished by AHA. The prospective financial information was not prepared with a view toward public disclosure nor was it prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or GAAP. Neither the independent registered public accounting firm of GVAC or AHA nor any other independent accounts has audited, reviewed, compiled, examined or performed any procedures with respect to the accompanying unaudited prospective financial information for the purpose of its inclusion herein, and accordingly, neither the independent registered public accounting firm of GVAC or AHA, nor any other independent accountant expresses an opinion or provides any form of assurance with respect thereto for the purpose of this proxy statement. Due to inherent uncertainties in financial projections of any kind, stockholders are cautioned not to place undue reliance, if any, on the projections.

The projections for our combined business are subjective in nature and may not be realized.

AHA’s projections are inherently subjective in nature and susceptible to interpretation and, accordingly, such projections may not be achieved. The projections also reflect numerous assumptions made by GVAC and AHA management, including material assumptions regarding, among other things,

•        our ability to successfully identify suitable strategic opportunities, complete desired strategic transactions, or realize their expected benefits;

•        our ability to compete for strategic transactions with other potential players, some of whom may have greater resources than we do;

•        our ability to form strategic relationships with medical practices that operate with adequate profit margin as compared with ours or which a payor mix which would increase our overall profit margin;.

•        our ability to implement our business model in every local market that we enter; and

•        our ability to finance strategic transactions

and other matters that may not be realized and are subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of the preparing party. Accordingly, there can be no assurance that the assumptions made in preparing the projections will be realized. There may be differences between actual and projected results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased by the length of time over which these assumptions apply. The failure to achieve assumptions and projections in early periods could have a compounding effect on the projections shown for the later periods. Thus, any such failure of an assumption or projection to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods. AHA’s business is subject to numerous risks. Moreover, projections for the year 2020, 2021 and 2022 in the context of a company operating in our business segments are inherently unrealizable given the many variables including without limitation the COVID 19 pandemic, especially in later years, that may affect results.

All of these assumptions involve variables making them difficult to predict, and some are beyond the control of AHA and GVAC. Although AHA’s and GVAC’s management believes that there was a reasonable basis for the projections and underlying assumptions, any assumptions for near-term projected cases remain uncertain, and such uncertainty increases with the length of the projected period. The projections are forward-looking statements and are subject to risks and uncertainties. See the section titled “Special Note Regarding Forward-Looking Statements” on page 51. For a discussion of the GVAC projections, please see the section titled “The Business Combination Proposal 48 Summary of GVAC Financial Analysis” beginning on page 71.

In developing the GVAC projections provided to the GVAC Board of Directors, GVAC management made numerous material estimates with respect to AHA for the years ending December 31, 2020 through 2022.

The projections prepared by GVAC management were based on estimates from both discussions with, and materials provided, by AHA for the years from 2020 to 2022, which themselves were based on numerous assumptions. Additionally, such estimates were then used by GVAC to extrapolate certain prospective financial results based on GVAC management’s assessment of comparable companies and industry metrics. The selected summary of the adjusted and unadjusted GVAC projections that were made available to the GVAC Board of Directors and which GVAC management’s estimates were based upon can be found in the section titled “The Business Combination Proposal — Summary of GVAC Financial Analysis” beginning on page 71. GVAC management did not consider ranges for various financial measures but rather considered in deriving these measures, peak sales amounts, which may reduce the utility in later years of the prospective financial results.

Risks Related to Our Common Stock

The price of our common stock likely will be volatile like the stocks of other healthcare related and early stage companies.

The stock markets in general and the markets for healthcare and early stage stocks have experienced extreme volatility. The market for the common stock of smaller companies such as ours is characterized by significant price volatility when compared to the shares of larger, more established companies that trade on a national securities exchange and have large public floats, and we expect that our share price will be more volatile than the shares of such larger, more established companies for the indefinite future.

In addition to the factors discussed in this “Risk Factors” section, price declines in our common stock could also result from general market and economic conditions and a variety of other factors, including:

•        adverse actions taken by regulatory agencies with respect to our product candidates, clinical trials or the manufacturing processes of our product candidates;

•        announcements of technological innovations, patents or new products by our competitors;

•        regulatory developments in the United States and foreign countries;

•        any lawsuit involving us or our product candidates;

•        announcements concerning our competitors, or the biotechnology or pharmaceutical industries in general;

•        developments concerning any strategic alliances or acquisitions we may enter into;

•        actual or anticipated variations in our operating results;

•        changes in recommendations by securities analysts or lack of analyst coverage;

•        deviations in our operating results from the estimates of analysts;

•        our inability, or the perception by investors that we will be unable, to continue to meet all applicable requirements for continued listing of our common stock on the Nasdaq Capital Market, and the possible delisting of our common stock;

•        sales of our common stock by our executive officers, directors and principal stockholders or sales of substantial amounts of common stock; and

•        loss of any of our key scientific or management personnel.

In the past, following periods of volatility in the market price of a particular company’s securities, litigation has often been brought against that company. Any such lawsuit could consume resources and management time and attention, which could adversely affect our business.

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for AHA’s securities. Accordingly, the valuation ascribed to AHA’s ordinary shares in the Business Combination may not be indicative of the actual price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline, which could have a material adverse effect on your investment in our securities.

If securities or industry analysts do not publish research or publish unfavorable research about our business, our stock price and trading volume could decline.

The trading market for our common stock will depend in part on the research and reports that securities or industry analysts publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the company. Because the Business Combination will result in AHA being acquired by a special purpose acquisition company (“SPAC”), research coverage from industry analysts may be limited. If no securities or industry analysts commence coverage of our company, our stock price and trading volume could be negatively impacted. If any of the analysts who may cover the company change their recommendation regarding our stock adversely, provide more favorable relative recommendations about our competitors or publishes inaccurate or unfavorable research about our business, our stock price would likely decline. If any analyst who may cover us ceases coverage of us or fails to publish reports on us regularly, demand for our stock could decrease, which could cause our stock price and trading volume to decline.

We may fail to realize any or all of the anticipated benefits of the Business Combination.

The success of the Business Combination will depend, in part, on our ability to successfully manage and deploy the cash received upon the consummation of the Business Combination. Although we intend to use the cash received upon the consummation of the Business Combination for the continued development of our product candidates, there can be no assurance that we will be able to achieve our intended objectives.

We have broad discretion in the use of our existing cash, cash equivalents and the net proceeds from the Business Combination and may not use them effectively.

Our management will have broad discretion in the application of our existing cash, cash equivalents and the net proceeds from the Business Combination, and you will not have the opportunity as part of your investment decision to assess whether such proceeds are being used appropriately. Because of the number and variability of factors that will determine our use of our existing cash, cash equivalents and the net proceeds from the Business Combination, their ultimate use may vary substantially from their currently intended use. Our management might not apply our cash resources in ways that ultimately increase the value of your investment. The failure by our management to apply these funds effectively could harm our business. Pending their use, we may invest our cash resources in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

The price of our common stock may be subject to increased volatility and the Rule 144 resale exemption will be unavailable for our securities because the Business Combination will result in a merger with a SPAC.

The Business Combination will result in AHA merging with a SPAC, which can cause additional volatility in the price of our common stock. We expect that the price of our common stock and of that of SPACs in general may be more volatile compared to the stock price of an operating company.

Rule 144 of the Securities Act provides a safe harbor under which holders of restricted securities and affiliates of an issuer may resell their securities into the public market. However, Rule 144 is unavailable for securities of former SPACs until, among other things, twelve months have elapsed since the former SPAC has filed “Form 10 information” with the SEC. Assuming that we complete the Business Combination, we will file such information. After the completion of the Business Combination, our stockholders may not rely on Rule 144 for resales of their common stock for a minimum of one year, which can impair the ability to resell our common stock at a favorable return.

The current unavailability and potential future unavailability of the Rule 144 resale exemption for our common stock could have an adverse effect on the market price of our common stock.

A significant number of shares of our common stock are subject to issuance upon exercise of outstanding warrants and options, which upon such exercise may result in dilution to our security holders.

Outstanding public warrants to purchase an aggregate of 5,750,000 shares of our common stock will become exercisable on completion of the Business Combination, at a price of $11.50 per whole share, subject to adjustment and subject to GVAC having an effective registration on file with the SEC which allows for the exercise for cash of the Public Warrants. Warrants may be exercised only for a whole number of shares of GVAC’s common stock. To the extent such warrants are exercised, additional shares of our common stock will be issued, which will result in dilution to the then existing holders of common stock of GVAC and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our common stock.

We have never paid dividends on our common stock, and we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

We have never declared or paid cash dividends on our common stock. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. We currently intend to retain all available funds and any future earnings to fund the development and growth of our business. As a result, capital appreciation, if any, of our common stock will be our stockholders’ sole source of gain for the foreseeable future.

Sales of a substantial number of shares of our common stock in the public market by our existing stockholders could cause our stock price to decline.

Sales of a substantial number of shares of our common stock in the public market or the perception that these sales might occur, could depress the market price of our common stock and could impair our ability to raise capital through the sale of additional equity securities. We are unable to predict the effect that sales may have on the prevailing market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Examples of forward-looking statements in this proxy statement include, but are not limited to, statements regarding our disclosure concerning our operations, cash flows and financial position.

Forward-looking statements appear in a number of places in this proxy statement including, without limitation, in the sections entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations of AHA,” and “AHA’s Business.” The risks and uncertainties include, but are not limited to:

•        AHA’s limited operating history;

•        the ability to generate revenues, and raise sufficient financing to meet working capital requirements;

•        the ability to pursue and effectively develop new product opportunities and acquisitions and to obtain value from such product opportunities and acquisitions;

•        expenses associated with AHA’s compliance with ongoing regulatory obligations and successful continuing regulatory review;

•        market acceptance of AHA’s services and new services from time to time and ability to identify or discover additional product and service candidates;

•        the ability to maintain and obtain required regulatory approvals;

•        competition from similar service providers that may perceived as more effective or more affordable than AHA’s services;

•        the impact of unfavorable pricing regulations, third-party reimbursement practices or health care reform initiatives on AHA’s ability to sell services profitably;

•        protection of AHA’s intellectual property rights and compliance with the terms and conditions of current and future licenses with third parties;

•        infringement on the intellectual property rights of third parties and claims for remuneration or royalties for assigned service invention rights;

•        reliance on third-party collaborators;

•        the ability to manage the growth of the business;

•        the ability to attract and retain key employees or to enforce the terms of noncompetition agreements with employees;

•        the failure to comply with applicable laws and regulations;

•        potential security breaches, including cybersecurity incidents;

•        political, economic and social instability resulting from the Covid 19 pandemic or other pandemics which may occur;

•        costs associated with being a public company; and

•        other factors discussed in the section of this proxy statement entitled “Risk Factors” beginning on page 20.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in “Risk Factors” in this proxy statement. Accordingly, you should not rely on these forward-looking statements, which speak only as of the date of this proxy statement. We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this proxy statement or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this proxy statement.

Special meeting OF GVAC STOCKHOLDERS

General

We are furnishing this proxy statement to the GVAC stockholders as part of the solicitation of proxies by our Board of Directors for use at the special meeting of GVAC stockholders to be held on _______________, 2020 and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about _____, 2020 in connection with the vote on the Business Combination Proposal, the Equity Plan Adoption Proposal, the Nasdaq 20% Proposal and the Business Combination Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting of stockholders will be held on ________________, 2020 at 10:00 a.m., at the offices of our outside counsel, Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, New York 10019, or such other date, time and place to which such meeting may be adjourned or postponed.

Purpose of the Special Meeting of GVAC Stockholders

At the special meeting of stockholders, we are asking holders of GVAC Shares to approve the following proposals:

•        To approve the Merger Agreement, dated as of August 26, 2020 by and among GVAC, AHA and GreenVision Merger Sub Inc., and the transactions contemplated thereby, (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•        To approve the GreenVision Acquisition Corp. 2020 Omnibus Incentive Plan. This proposal is referred to as the “Equity Plan Adoption Proposal” or “Proposal No. 2.”

•        To approve the issuance of more than 20% of the issued and outstanding common stock of GVAC pursuant to the terms of the Merger Agreement, as required by Listing Rule 3635(a) of the Nasdaq Capital Market. This proposal is referred to as the “Nasdaq 20% Proposal” or “Proposal No. 3.”

•        To approve the adjournment of the special meeting, if necessary or advisable, in the event GVAC does not receive the requisite stockholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 4.”

Recommendation of the GVAC Board of Directors to Stockholders

After careful consideration of the terms and conditions of the Merger Agreement, the Board of Directors of GVAC has determined that the Business Combination and the transactions contemplated thereby are fair to and in the best interests of GVAC and its stockholders. In reaching its decision with respect to the Business Combination and the transactions contemplated thereby, the Board of Directors of GVAC reviewed various industry and financial data and the due diligence and evaluation materials provided by AHA, including financial information related to its current operations and business plan and its potential future expansion, and the fairness opinion provided to it by Collier Securities, Inc.. GVAC’s Board of Directors recommends that GVAC stockholders vote:

•        FOR the Business Combination Proposal;

•        FOR the Equity Plan Adoption Proposal;

•        FOR the Nasdaq 20% Proposal; and

•        FOR the Business Combination Adjournment Proposal.

GVAC’s Board of Directors have interests that may be different from or in addition to your interests as a stockholder. See “The Business Combination Proposal — Interests of Certain Persons in the Business Combination” in this proxy statement for further information.

Record Date; Who Is Entitled to Vote

We have fixed the close of business on ________, 2020, as the “record date” for determining those GVAC stockholders entitled to notice of and to vote at the special meeting. As of the close of business on ________________, 2020, there were 7,187,500 shares of common stock of GVAC outstanding and entitled to vote. Each holder of GVAC Shares is entitled to one vote per share on each of the Business Combination Proposal, the Equity Plan Adoption Proposal, the Nasdaq 20% Proposal and the Business Combination Adjournment Proposal.

As of ___________, 2020, GVAC’s Sponsor and other initial stockholders, either directly or beneficially, owned and were entitled to vote 1,437,500 shares of common stock, or approximately 20% of GVAC’s outstanding common stock. With respect to the Business Combination, GVAC’s Sponsor and other initial stockholders have agreed to vote their respective shares of common stock owned by them in favor of the Business Combination Proposal and the other Proposals.

Quorum and Required Vote for Stockholder Proposals

A quorum of GVAC stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of GVAC stockholders if a majority of the GVAC Shares issued and outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions present in person and by proxy will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Business Combination Proposal, the Equity Plan Adoption Proposal, the Nasdaq 20% Proposal, and the Business Combination Adjournment Proposal will require the affirmative vote of the holders of a majority (3,600,937 shares) of the issued and outstanding common stock of GVAC present and entitled to vote at the special meeting. Attending the special meeting either in person or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on the Proposals.

Voting Your Shares

Each GVAC share of common stock that you own in your name entitles you to one vote for each proposal on which such shares are entitled to vote at the special meeting. Your proxy card shows the number of common stock that you own.

There are two ways to ensure that your GVAC Shares are voted at the special meeting:

•        You can cause your shares to be voted by signing and returning the enclosed proxy card. If you submit your proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our Board of Directors, “FOR” the Business Combination Proposal, the Nasdaq 20% Proposal and the Business Combination Adjournment Proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

•        You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your bank, broker or other nominee, you must get a proxy from the bank, broker or other nominee. That is the only way we can be sure that the bank, broker or other nominee has not already voted your shares.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE BUSINESS COMBINATION PROPOSAL (AS WELL AS THE OTHER PROPOSALS). IN ORDER TO REDEEM YOUR SHARES, YOU MUST CONTINUE TO HOLD YOUR SHARES THROUGH THE CLOSING DATE OF THE BUSINESS COMBINATION AND TENDER YOUR PHYSICAL STOCK CERTIFICATE TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE DATE OF THE SPECIAL MEETING. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO ELECTRONICALLY TRANSFER YOUR SHARES TO THE DTC ACCOUNT OF CONTINENTAL STOCK TRANSFER & TRUST COMPANY, OUR TRANSFER AGENT, AT LEAST TWO DAYS PRIOR TO THE DATE OF THE SPECIAL MEETING.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may send another proxy card with a later date;

•        if you are a record holder, you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy at GreenVision Acquisition Corp., One Penn Plaza 36th Floor, New York, NY 10004, Attn: Chief Financial Officer; or our solicitation agent, Advantage Proxy at 1 (877) 870-8565.

•        you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares?

If you have any questions about how to vote or direct a vote in respect of your common stock, you may call Advantage Proxy, our proxy solicitor, at (877) 870-8565 or GVAC at (212)786-7429.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the Business Combination and the 3 other proposals stated herein. Under GVAC’s Amended and Restated Certificate of Incorporation, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Redemption Rights

Pursuant to GVAC’s Amended and Restated Certificate of Incorporation, a holder of GVAC Shares may demand that GVAC redeem such common stock for cash in connection with a business combination. You may not elect to redeem your shares prior to the completion of a business combination.

If you are a public stockholder and you seek to have your shares redeemed, you must (i) demand, no later than 5:00 p.m., Eastern time on __________, 2020 (two (2) business days before the special meeting), that GVAC redeem your shares into cash; and (ii) submit your request in writing to GVAC’s transfer agent, at the address listed at the end of this section and delivering your shares to GVAC’s transfer agent physically or electronically using the DWAC system at least two (2) business days prior to the vote at the meeting. In order to validly request redemption, you must either make a request for redemption on the proxy card or separately send a request in writing to GVAC’s transfer agent. The proxy card or separate request must be signed by the applicable stockholder in order to validly request redemption. A stockholder is not required to submit a proxy card or vote in order to validly exercise redemption rights.

You may tender the GVAC Shares for which you are electing redemption by two (2) business days before the special meeting by either:

•        Delivering certificates representing GVAC’s Shares to GVAC’s transfer agent, or

•        Delivering the GVAC Shares electronically through the DWAC system.

GVAC stockholders will be entitled to redeem their GVAC Shares for a full pro rata share of the trust account (currently anticipated to be no less than approximately $10.___ per share) net of taxes payable.

Any corrected or changed written demand of redemption rights must be received by GVAC’s transfer agent two (2) business days prior to the special meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent at least two (2) business days prior to the vote at the meeting.

Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the Business Combination and whether or not they are holders of GVAC shares as of the Record Date. Any public stockholder who holds shares of GVAC on or before _______________, 2020 (two (2) business days before the special meeting) will have the right to demand that his, her or its shares be redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, less any taxes then due but not yet paid, at the consummation of the Business Combination.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to GVAC’s transfer agent or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, in each case, by the business day prior to the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by contacting your broker and requesting delivery of your shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and GVAC’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is GVAC’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. GVAC does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their GVAC Shares before exercising their redemption rights and thus will be unable to redeem their GVAC Shares.

In the event that a stockholder tenders its GVAC Shares and decides prior to the consummation of the Business Combination that it does not want to redeem its GVAC Shares, the stockholder may withdraw the tender. In the event that a stockholder tenders GVAC Shares and the business combination is not completed, these GVAC Shares will not be redeemed for cash and the physical certificates representing these GVAC Shares will be returned to the stockholder promptly following the determination that the Business Combination will not be consummated. GVAC anticipates that a stockholder who tenders GVAC Shares for redemption in connection with the vote to approve the Business Combination would receive payment of the redemption price for such GVAC Shares soon after the completion of the Business Combination.

If properly demanded by GVAC’s public stockholders, GVAC will redeem each share into a pro rata portion of the funds available in the Trust Account, calculated as of two business days prior to the anticipated consummation of the Business Combination. As of the record date, this would amount to approximately $10.06 per share. If you exercise your redemption rights, you will be exchanging your GVAC Shares for cash and will no longer own the GVAC Shares.

Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or her or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)-(3) of the Exchange Act will be restricted from seeking redemption rights with respect to more than 15% of the GVAC Shares.

If too many public stockholders exercise their redemption rights, we may not be able to meet certain conditions, and as a result, would not be able to proceed with the Business Combination.

Tendering Common Stock Share Certificates in connection with Redemption Rights

GVAC is requiring the GVAC public stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to GVAC’s transfer agent, or to deliver their shares to the transfer agent electronically using Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option at least two (2) business days prior to the special meeting. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $45.00 and it would be up to the broker whether to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether GVAC requires holders seeking to exercise redemption rights to tender their GVAC Shares. The need to deliver GVAC Shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Any request for redemption, once made, may be withdrawn at any time up to the business day immediately preceding the consummation of the proposed Business Combination. Furthermore, if a stockholder delivered his certificate for redemption and subsequently decided prior to the date immediately preceding the consummation of the proposed Business Combination not to elect redemption, he may simply request that the transfer agent return the certificate (physically or electronically).

A redemption payment will only be made in the event that the proposed Business Combination is consummated. If the proposed Business Combination is not completed for any reason, then public stockholders who exercised their redemption rights would not be entitled to receive the redemption payment. In such case, GVAC will promptly return the share certificates to the public stockholder.

United States Federal Income Taxation Relating to Redeeming Stockholders

General

This section is a general summary of the material U.S. federal income tax provisions relating to the redemption of GVAC’s common stock in connection with a business combination. This section does not address any aspect of U.S. federal gift or estate tax, or the state, local or non-U.S. tax consequences of an investment in our securities, nor does it provide any actual representations as to any tax consequences of the acquisition, ownership or disposition of our securities.

The discussion below of the U.S. federal income tax consequences to “U.S. Holders” will apply to a beneficial owner of our securities that is for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia

•        an estate whose income is includible in gross income for U.S. federal income tax purposes regardless of its source, or

•        a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, Treasury regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These authorities are subject to change or differing interpretations, possibly on a retroactive basis.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to any particular holder based on such holder’s individual circumstances. In particular, this discussion considers only the redemption of our shares of common stock holders who own and hold our securities as capital assets within the meaning of Section 1221 of the Code, and does not address the potential application of the alternative minimum tax. In addition, this discussion does not address the U.S. federal income tax consequences to holders that are subject to special rules, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules under Section 475 of the Code;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies;

•        regulated investment companies;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own 5 percent or more of our voting shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; or

•        passive foreign investment companies.

This discussion does not address any aspect of U.S. federal non-income tax laws, such as gift or estate tax laws, state, local or non-U.S. tax laws or, except as discussed herein, any tax reporting obligations of a holder of our securities. Additionally, this discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership.

We have not sought, and will not seek, a ruling from the IRS or an opinion of counsel as to any U.S. federal income tax consequence described herein. The IRS may disagree with the descriptions herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

THIS DISCUSSION IS ONLY A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REDEMPTION OF OUR SECURITIES IN CONNECTION WITH THE BUSINESS COMBINATION. IT DOES NOT PROVIDE ANY ACTUAL REPRESENTATIONS AS TO ANY TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES AND WE HAVE NOT OBTAINED ANY OPINION OF COUNSEL WITH RESPECT TO SUCH TAX CONSEQUENCES. AS A RESULT, EACH PROSPECTIVE INVESTOR IN OUR SECURITIES IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH INVESTOR OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF OUR SECURITIES, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS, AS WELL AS U.S. FEDERAL TAX LAWS AND ANY APPLICABLE TAX TREATIES.

Redemption Of Common Stock

If a U.S. Holder redeems common stock into the right to receive cash pursuant to the exercise of a shareholder redemption right, for U.S. federal income tax purposes, such conversion or sale generally will be treated as a redemption and will be subject to the following rules. If the redemption qualifies as a sale of the common stock under Section 302 of the Code:

•        a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in the securities.

•        The regular U.S. federal income tax rate on capital gains recognized by U.S. Holders generally is the same as the regular U.S. federal income tax rate on ordinary income, except that under tax law currently in effect long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at reduced rates. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the securities exceeds one year. The deductibility of capital losses is subject to various limitations. U.S. Holders who recognize losses with respect to a disposition of our securities should consult their own tax advisors regarding the tax treatment of such losses.

Whether redemption of our shares qualifies for sale treatment will depend largely on the total number of shares of GVAC common stock treated as held by such U.S. Holder. The redemption of common stock generally will be treated as a sale or exchange of common stock (rather than as a distribution) if the receipt of cash upon the redemption (i) is “substantially disproportionate” with respect to a U.S. Holder, (ii) results in a “complete termination” of such holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder must take into account not only the GVAC common stock actually owned by such holder, but also our the GVAC common stock that is constructively owned by such holder. A U.S. Holder may constructively own, in addition to our common stock owned directly, common stock owned by related individuals and entities in which such holder has an interest or that have an interest in such holder, as well as any common stock such holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of our issued and outstanding voting shares actually and constructively owned by a U.S. Holder immediately following the redemption of our common stock must, among other requirements, be less than 80% of the percentage of our issued and outstanding voting and common stock actually and constructively owned by such holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our common stock is actually and constructively owned by such U.S. Holder are redeemed or (ii) all of our common stock actually owned by such U.S. Holder is redeemed and such holder is eligible to waive, and effectively waives, in accordance with specific rules, the attribution of shares owned by family members and such holder does not constructively own any other shares. The redemption of the common stock will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of a U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders should consult with their own tax advisors as to the tax consequences of any such redemption.

If none of the foregoing tests are satisfied, then the redemption may be treated as a distribution a U.S. Holder generally will be required to include in gross income as dividends the amount received. Such amount will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its common stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such common stock. With respect to non-corporate U.S. Holders, dividends may be subject to the lower applicable long-term capital gains tax rate (see above) if our common stock is readily tradeable on an established securities market in the United States and certain other requirements are met. U.S. Holders should consult their own tax advisors regarding the availability of the lower rate for any cash dividends paid with respect to our common stock. After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed common stock will be added to the adjusted tax basis in such holder’s remaining common stock. If there are no remaining common stock, a U.S. Holder should consult its own tax advisors as to the allocation of any remaining basis.

Certain U.S. Holders may be subject to special reporting requirements with respect to a redemption of common stock, and such holders should consult with their own tax advisors with respect to their reporting requirements.

Appraisal Rights

Appraisal rights are not available to holders of GVAC Shares in connection with the proposed Business Combination or any other Proposals.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. GVAC and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. GVAC has engaged Solicitation Agent to assist in the solicitation of proxies for the Special Meeting. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card.

GVAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. GVAC will pay Advantage Proxy a fee of $7,500, plus disbursements, reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. GVAC will ask banks, brokers and other nominees to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. GVAC will reimburse them for their reasonable expenses.

If you send in your completed proxy card, you may still vote your shares in person if you revoke your proxy before it is exercised at the special meeting.

GVAC Initial Stockholders

In September, 2019, GVAC issued an aggregate of 1,437,500 shares of Common Stock to our sponsor, GreenVision Capital Holdings LLC., for an aggregate purchase price of $25,000. The Sponsor Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment in our initial public offering was not exercised in full or in part, so that the Sponsor or its affiliates or assignees would own 20% of GVAC’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). The sponsor is controlled by two of our officers and directors, Zhigeng (David) Fu and Qi (Karl) Ye. The Sponsor transferred an aggregate of 60,000 sponsor Shares to our two independent directors, Jonathan Intrater and He (Herbert) Yu. The underwriters’ over-allotment option was exercised in full, so none of the Sponsor Shares were forfeited.

In addition, in conjunction with the closing of the Initial Public Offering, the Sponsor purchased 2,100,000 warrants, each warrant to purchase one GVAC Share, at a price of $1.00 per warrant. The warrants held by the Sponsor have an exercise price of $11.50 per warrant. Each of our two executive officers has a pecuniary interest in the shares held by the Sponsor. These Private Warrants are identical to the public GVAC Warrants included in the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees

Pursuant to a registration rights agreement between us and our initial stockholders, those stockholders are entitled to certain registration rights with respect to the GVAC Shares and GVAC Warrants held by them, as well as the underlying securities. The holders of these securities are entitled to make up to two demands that GVAC register the sale of such securities. The holders of the initial shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination. GVAC will bear the expenses incurred in connection with the filing of any such registration statements.

THE BUSINESS COMBINATION PROPOSAL

The discussion in this proxy statement of the Business Combination and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement. The full text of the Merger Agreement is attached hereto as Annex A, which is incorporated by reference herein.

General Description of the Business Combination

Business Combination with AHA; Business Combination Consideration

On the closing date of the transactions contemplated by the Merger Agreement, the Merger Sub merge with and into AHA and AHA will survive the merger as the surviving corporation under Delaware Law. As a result, AHA will become a wholly-owned subsidiary of GVAC. Thereafter GVAC will file with the Secretary of State of Delaware to change its name to AHA Healthcare, Inc. pursuant to Section 242 of the Delaware General Corporation Law of the State of Delaware without further stockholder approval.

Other than an aggregate of 338,046 options to acquire common stock of AHA which will be exchanged for options to acquire GVAC common stock all of the issued and outstanding shares and other equity interests in and of AHA immediately prior to the Business Combination will be cancelled, and, in consideration therefor, the former security holders of AHA will be issued an aggregate of 4,661,954 shares of GVAC’s common stock. .

Pursuant to the terms of the Merger Agreement, the 4,661,954 shares issuable at closing includes 1,000,000 shares of GVAC common stock being held back (“Holdback Shares”) from delivery at closing which 1,000,000 shares would not be released to the former AHA securityholders unless either (a) the closing price of a share of common stock of the post-Merger company equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period immediately following the closing of the Merger but prior to the first anniversary of the closing of the Merger, or (b) the post-Merger has achieved $17,500,000 or more of earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the fiscal year ending December 31, 2020. The post-Merger determination of the EBITDA threshold would not include any increase in revenue or income for any post-closing acquisitions of businesses or assets or any transaction related costs.

As a condition to the Merger Agreement, AHA provided the sum of $575,000 to GVAC which funds will be utilized to provide all or a portion of the deposit required to extend the existence of GVAC from November 21, 2020 to February 21, 2021, if GreenVision determines to proceed with the extension. The funds will not be placed into the IPO Trust account until a determination is made to extend, which GVAC is not required to determine until November 16, 2020. Under the terms of GVAC’s IPO and its certificate of incorporation, GVAC may, but is not obligated to, extend the period for two additional three-month periods to consummate a business combination. Pursuant to the terms of our amended and restated certificate of incorporation and the trust agreement entered into between us and Continental Stock Transfer and Trust Company, LLC, in order to extend the time available for us to consummate our initial business combination, upon five days advance notice prior to November 21, 2020, GVAC’s Sponsor (or its designees) must deposit into the trust account $575,000 for each three-month extension.

The issuance of the GVAC shares of common stock to the securityholders of AHA is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act. AHA has approximately 52 stockholders.

GVAC currently has authorized share capital of 300,000,000 shares of common stock with a par value of $0.00001 per share and 1,000,000 shares of preferred stock with a par value of $0.00001 per share. No preferred shares are issued or outstanding or have been designated as part of any class. No preferred stock will be issued as part of consummation of the Business Combination.

After the Business Combination, assuming no redemptions of common stock issued in our IPO for cash from the trust account, and giving effect to the issuance of all 5,000,000 shares to the AHA securityholders (including the Holdback Shares and shares underlying options and warrants being converted into GVAC options and warrants) GVAC’s public stockholders will own approximately 49.5% of the outstanding GVAC Shares, GVAC’s Sponsor and current directors, officers and affiliates will own approximately 11% of the outstanding GVAC Shares, and the former stockholders of AHA will own approximately 39% of the outstanding GVAC Shares.

Assuming (i) redemption by holders of 5,250,000 shares of GVAC’s common stock (based upon no redemptions by our Sponsor or officers or directors and maintaining a number of shares to maintain at least $5,000,000 in assets at a value of $10.00 per share), the issuance of 4,661,954 GVAC shares (inclusive of the Holdback Shares) GVAC public stockholders will own approximately 15% of the outstanding GVAC Shares, GVAC’s Sponsor and current directors, officers and affiliates will own approximately 20% of the outstanding GVAC Shares, and the former shareholders of AHA will own approximately 65% of the outstanding GVAC Shares.

Prior to the completion of the acquisition of AHA by Merger Sub and the completion of the Business Combination, under the terms of the Merger Agreement, AHA was required to complete several transactions whereby it acquired certain other entities or certain assets of certain third parties. These transactions are briefly summarized below.

In June 2018, AHA acquired 70% of the equity interests of Accountable Care Medical Group of Florida, Inc. a Florida corporation (ACMG). ACMG operates as an ACO. In March 2019, we acquired the remaining 30% equity interests of Accountable Care Medical Group of Florida, Inc. a Florida corporation (ACMG).

On May 27, 2020, through its wholly owned subsidiary, AHA Analytics, AHA acquired a cloud-based population health management platform from Clingence Health, Inc, that provides a clinical business intelligence Software-as-a-Service (“SaaS”). The analytics platform solution integrates clinical and financial data across multiple electronic health record systems and care settings and delivers comprehensive patient views and real-time, dynamic and predictive population reports critical to success in value-based payment models. With the acquisition of this technology from Clinigence, AHA Analytics can aggregate clinical and claims data across multiple settings, information systems and sources to create a holistic view of each patient and provider and virtually unlimited insights into patient populations.

On July 24, 2020, AHA entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”) with Rajendra Bansal M.D. and, Dr. Urmila Misty M.D., as Tenants by the Entirety and Hope Trust and Health Promoters Limited Liability Company, a Florida limited liability company (“HP”), pursuant to which AHA is purchasing all of the Units of HP from Sellers for a purchase price of sixty million dollars ($60,000,000). The purchase price is payable in a total amount of forty million dollars ($40,000,000) in cash at of the Closing of the HP Purchase Agreement, nine million dollars ($9,000,000) in stock, and eleven million dollars ($11,000,000) in earn out payments payable 50% upon the first anniversary of the closing of the Purchase Agreement and 50% upon the second anniversary of the Closing of the HP Purchase Agreement (the “Earn Out Payments”). The Earn Out Payment is conditioned upon the minimum EBITDA of $11,000,000 on a combined basis for the businesses of HP, Jupiter and PCA for each of the fiscal years 2020 and 2021, respectively, and is payable by additional cash payments.

On July 24, 2020 AHA also entered into a Stock Purchase Agreement (the “Jupiter SPA”) with Dr. Rajendra Bansal M.D, Dr. Urmila Misty M.D and the Trustees of the Best Trust A and Best Trust N, pursuant to which AHA is purchasing all of the issued and outstanding shares of stock of Jupiter Medical Group, P.A., a Florida corporation (“JMG”). JMG is an organization of primary care physician practices for a purchase price of thirty-one million dollars ($31,000,000). The purchase price is payable fifteen million dollars ($15,000,000) in cash at the Closing of the Jupiter SPA, five million dollars ($5,000,000) in shares of AHA common stock (which shall be exchangeable into GVAC Shares in the Merger), and eight million dollars ($8,000,000) in earn out payments payable 50% upon the first anniversary of the Closing of the SPA and 50% upon the second anniversary of the closing of the Jupiter SPA (the “Earn Out Payment”). The Earn Out Payment is conditioned upon the minimum combined EBITDA of $11,000,000 for the HP, Jupiter and PCA businesses for each of the fiscal years ended 2020, and 2021 respectively, and is payable in cash.

On July 24, 2020 AHA entered into a Stock Purchase Agreement (the “Primary Care SPA”) with Dr. Rajendra Bansal M.D, Dr. Urmila Misty M.D and the Trustees of the Best Trust A and Best Trust N, pursuant to which AHA is purchasing all of the issued and outstanding shares of stock of Primary Care Practices, a Florida corporation (“PCP). PCP is an organization of primary care physician practices for a purchase price of nine million dollars ($9,000,000). The purchase price is payable five million dollars ($5,000,000) in cash at the closing of the Primary Care SPA, two million dollars ($2,000,000) in stock, and two million dollars ($2,000,000) in earn out payments payable 50% upon the first anniversary of the Closing of the SPA and 50% upon the second anniversary of the Closing of the Primary Care SPA (the “Earn Out Payment”). The Earn Out Payment is conditioned upon the minimum EBITDA of $11,000,000 on a combined basis for the HP, Jupiter and PCA for the fiscal years ended 2020 and 2021and is payable in additional cash consideration.

Indebtedness incurred by AHA in connection with the aforementioned acquisitions of the equity interests and capital stock of four of its subsidiaries, namely, ACMG, Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence will be paid in full by AHA. The total amount of these liabilities, as well as transactions costs of the Business Combination, approximate $80,000,000. In order to satisfy these obligations, AHA anticipates completing third party financing in the form of a combination of debt and equity. No definitive terms or agreements have been determined as of the date of this filing. See “AHA Financing Conditions to Business Combination”.

Assuming the Business Combination Proposal is approved, the parties to the transaction expect to close the Business Combination in the fourth quarter of 2020.

Background of the Business Combination

GVAC was formed in September, 2019 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Entities such as GVAC as referred to as “SPACs” or “special purpose acquisition companies”.

Although GVAC is not limited to a particular industry or sector for purposes of consummating a business combination, the Company intended to focus its search on target businesses operating in North America, Europe and Asia (excluding China) in the life sciences and healthcare industries. As part of its listing process with Nasdaq Capital Market, GVAC agreed that it would not undertake its initial business combination with any entity with its principal business operations in China. GVAC is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

Under Nasdaq listing rules, any SPAC, including GVAC, can only proceed with a business combination if the SPAC has net tangible assets of at least $5,000,001 at completion of the transaction. Further, NASDAQ rules require that our business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the trust account (excluding taxes payable on the interest earned on the trust account) (at least $46,000,000) at the time of our signing a definitive agreement in connection with our business combination. The fair market value of the target or targets will be determined by our board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). Although our board of directors will rely on generally accepted standards, our board of directors will have discretion to select the standards employed. In addition, the application of the standards generally involves a substantial degree of judgment. Accordingly, investors will be relying on the business judgment of the board of directors in evaluating the fair market value of the target or targets.

In connection with GVAC’s formation, in September 2019, the Sponsor (GreenVision Capital Holdings LLC) purchased 1,437,500 shares of the Company’s common stock for an aggregate purchase price of $25,000. The Sponsor Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment in the initial public offering was not exercised in full or in part, so that the Initial Stockholders would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Initial Stockholders did not purchase any securities in the Initial Public Offering). The Sponsor subsequently transferred a total of 60,000 shares to two directors of the Company. As a result of the underwriter’s election to fully exercise its over-allotment option, 187,500 Sponsor Shares are no longer subject to forfeiture.

Pursuant to the Initial Public Offering, completed on November 21, 2019, GVAC sold 5,750,000 Units, (which includes the full exercise by the underwriter of its option to purchase an additional 750,000 Units at $10.00 per Unit). Each Unit consisted of (i) one share of common stock, (ii) one redeemable warrant and (ii) one right to receive one-tenth of one share of common stock. Each warrant sold as part of the Units entitles the holder to purchase one share of common stock of GVAC at a price of $11.50 per share, subject to adjustment.

In accordance with GVAC’s Amended and Restated Certificate of Incorporation, the amounts held in the trust account may only be used by GVAC upon the consummation of a business combination, except that there can be released to GVAC, from time to time, any interest earned on the funds in the trust account that it may need to pay its tax obligations. The remaining interest earned on the funds in the trust account will not be released until the earlier of the completion of a business combination and GVAC’s liquidation. GVAC executed a definitive agreement on

November 21, 2020 with Continental Stock Transfer & Trust Company to act as escrow agent for the trust funds, and it must liquidate unless a business combination is consummated by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020.

GVAC will have until November 21, 2020 to consummate a business combination. However, if GVAC anticipates that it may not be able to consummate a business combination by November 21, 2020, it may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 18 months to complete a Business Combination) (the “Combination Period”). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliate or designees must deposit into the Trust Account $575,000 or $0.10 per Public Share, up to an aggregate of $1,150,000 or $0.20 per Public Share, on or prior to the date of the applicable deadline, for each three-month extension. Under the terms of the Merger Agreement, AHA has agreed, and has provided to GVAC, the sum of $575,000 for use by GVAC to extend the time frame to compete the business combination with AHA for up to three (3) months (February 21, 2021) and for interim working capital.

Immediately after closing the Initial Public Offering on November 21, 2019, the officers and directors of GVAC began to contact potential candidates for a business combination. In addition, we were contacted by a number of individuals and entities with respect to business combination opportunities.

GVAC’s evaluated each candidate in the context of the screening criteria established by its management, which included:

•         those which have exhibited strong growth in revenue or profit in recent fiscal periods or have healthy cash flow from operations;

•        those which may offer an attractive return for our stockholders, potential upside from growth in the target business and with an improved capital structure will be provide a favorable upside reward metric measured against any identified downside risks;

•        candidates which meet some key characteristics such as being or having the capability of being a disruptive participant within an industry, especially life sciences or the healthcare industries;

•        candidates which are capable of obtaining both organic and acquisitive growth;

•        those candidates which are or can be positioned to enhance stockholder value and revenue growth as a result of increased presence across geographic borders; and

•        candidates which possess exploitable intellectual property

Our business strategy was to identify and complete our business combination with one or more entities that meets one or more criteria of:

•        being or having the potential to be disruptive in the life science or healthcare industry;

•        possessing a strong growth record;

•        significant potential for further growth;

•        a leading technology position or potential for such position; or

•        a proven management team prepared for being a public company.

Between Nov 23, 2019 and August 24, 2020, GVAC reviewed and entered into NDAs with more than 20 potential business combination candidates and submitted multiple Letters of Intent to certain of these potential targets, in addition to its initial proposal to AHA. The GVAC management team held frequent discussion regarding the various targets during this period both internally and with a wide range of management teams at potential targets.

With regard to some of those targets with which GVAC did not pursue a business combination, we summarize our review process:

Candidate One:    On November 23, 2019, Candidate one was introduced to GreenVision by a third party. Candidate one is a company engaged in the hemp industry. On November 24, 2019, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and telephone calls and a meeting with two founders of the candidate on December 18, 2019. An NDA was signed on February 17, 2020.

Candidate Two:    On November 24, 2019, the candidate was introduced to GreenVision by a third party. Candidate two is a company engaged in the premium drink business. On November 25, 2019, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and telephone calls and a meeting with the management team of the candidate on December 16-17, 2019. An NDA was signed on November 26, 2019, and a letter of intent was proposed by GreenVision on December 30, 2020, which was followed by several discussions with the management team of the candidate.

Candidate Three:    On December 6, 2019, the candidate was introduced to GreenVision by a third party. Candidate three is a medical device technology company. On December 6, 2019, GreenVision held a conference call with the management of the candidate. An NDA was signed on December 7, 2019.

Candidate Four:    On December 6, 2019, the candidate was introduced to GreenVision by a third party. Candidate four is a high-tech investment company. On December 6, 2019, GreenVision held a conference call with the management of the candidate.

Candidate Five:    On December 12, 2019, the candidate was introduced to GreenVision by a third party. Candidate five is a bio-tech company. On December 12, 2019, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and telephone calls and a meeting with the management team of the candidate on December 18, 2019. An NDA was signed on December 14, 2019. GreenVision proposed a Letter of Intent to the candidate on May 9, 2020, which was followed by several discussions with the management team of the candidate.

Candidate Six:    On December 23, 2019, the candidate was introduced to GreenVision by a third party. Candidate six is a life sciences company. On January 7, 2020, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and telephone calls. An NDA was signed on December 31, 2019.

Candidate Seven:    On January 22, 2020, the candidate was introduced to GreenVision by a third party. Candidate seven is software development company. On January 23, 2020, GreenVision held a conference call with the management of the candidate.

Candidate Eight:    On January 29, 2020, the candidate was introduced to GreenVision by a third party. Candidate eight is a cement production company. On January 28, 2020, GreenVision held a conference call with the management of the candidate.

Candidate Nine:    On January 29, 2020, the candidate was introduced to GreenVision by a third party. Candidate nine is a computer vision technologies company. On February 15, 2020, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and calls. An NDA was signed on March 30, 2020.

Candidate Ten:    On April 7, 2020, Candidate ten was introduced to the company by a third party. Candidate ten is a bio-tech company. On April 8, 2020, GreenVision held a conference call with the management of the candidate. An NDA was signed on April 10, 2020.

Candidate Eleven:    On May 26, 2020, Candidate Eleven was introduced to the company by a third party. Candidate Eleven is a medical device manufacturing company. On May 25, 2020, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and calls. A letter of intent was provided by GreenVision on June 4, 2020 and was entered into by the parties on July 3, 2020, which was followed by several discussions with the management team of the candidate.

Candidate Twelve:    On July 2, 2020, Candidate Twelve was introduced to the company by a third party. Candidate Twelve is a feature phone manufacturing company. On July 3, 2020, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and calls. An NDA was signed on July 7, 2020.

Candidate Thirteen:    On July 7, 2020, Candidate Thirteen was introduced to the company by a third party. Candidate Thirteen is a battery technology company. On July 9, 2020, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and calls. An NDA was signed on July 13, 2020.

Candidate Fourteen:    On July 15, 2020, Candidate Fourteen was introduced to the company by a third party. Candidate Thirteen is a health care service provider. On July 17, 2020, GreenVision held a conference call with the management of the candidate, which was followed by a series of emails and calls. An NDA was signed on July 9, 2020. A letter of intent was provided by GreenVision on July 23, 2020, which was followed by several discussions with the management team of the candidate.

The background of GreenVision’s interaction with AHA is as follows:

On January 8, 2020, GVAC was presented via both call and email by a third party, with introduction of GreenVision and AHA. Within the next few days, GVAC management held a series of internal meetings to discuss the opportunity.

On January 20, 2020, GreenVision held a conference call with the management of AHA, at which AHA provided to GreenVision an introduction of AHA, its existing business and future business expansion plans.

On January 20, 2020, GreenVision and AHA entered into a nondisclosure agreement that allowed GreenVision to receive and evaluate detailed materials and information concerning AHA.

Between January 21, 2020 and January 31, 2020, a series of email exchanges and conference calls took place between GreenVision and AHA management. GreenVision also had a few internal calls among its management and board members to discuss the proposed transaction.

On January 25, 2020, GreenVision proposed a letter of intent (“LOI”) to AHA management. In the next few days, GreenVision and AHA had several discussions regarding the terms of the LOI.

On January 27, 2020, GreenVision provided the business and legal due diligence request lists to AHA. AHA started to set up a data room for the due diligence by GreenVision.

On January 31, 2020, GreenVision and AHA entered into the LOI regarding a potential business combination.

On February 4, 2020, GreenVision had due diligence meetings with the management of AHA at Fort Lauderdale, Florida.

On February 6, 2020, GreenVision proposed a timeline for the proposed merger with AHA under the LOI.

Since February 14, 2020, GreenVision and AHA agreed to have a weekly call to discuss the status, progress and issues of the proposed merger under the LOI.

Between February 1, 2020 and March 31, 2020, GreenVision had initial due diligence review of certain materials and information provided by AHA, and had a series of internal discussions of the situation. GreenVision also had a series of conference calls with AHA management regarding the proposed merger.

On April 1, 2020, GreenVision’ s counsel team started the legal due diligence on AHA and its business operations, and had a conference call with AHA’s counsel team regarding the legal due diligence, responsibilities and timeline for the transaction. A draft merger agreement was prepared by GreenVision’s counsel and provided to AHA and its counsel on April 27, 2020.

On April 8, 2020, GreenVision had a conference call with AHA with regard to the status of audited financials of AHA. GreenVision management team also started to work with AHA on the proposed candidates for the Board of Directors and senior management team for the post-Merger company after completion of the business combination.

On April 13, 2020, GreenVision and its financial advisor I-Bankers Securities had a due diligence conference call with the management of AHA.

On May 5, 2020, GreenVision and AHA entered into an amendment to the LOI to extend the term of the LOI.

Between April 1, 2020 and August 23, 2020, GreenVision held a series of conference call discussions and meetings with its counsel at Becker & Poliakoff LLP regarding the legal due diligence on AHA.

Between April 1, 2020 and August 20, 2020, GreenVision held a series of conference call discussions and meetings with AHA regarding AHA’s financials and the terms of a proposed business combination, including the valuation. On August 20, 2020, GreenVision’s management and GreenVision’s counsel at Becker & Poliakoff LLP had a due diligence conference call with the management of AHA regarding the financials of AHA.

Between April 1, 2020 and August 21, 2020, the parties held a series of conference call discussions and meetings regarding AHA’s business operations and technology and the terms of a proposed business combination. Negotiations regarding the terms of the draft Merger agreement took place between the GreenVision’s management, GreenVision’s counsel at Becker & Poliakoff LLP, AHA and AHA’s counsel Dickinson Wright PLLC. These discussions regarding most of the substantive terms of the transaction, including potential tax ramifications, percentage ownership and valuation, outstanding capital stock of AHA and the status of AHA’s acquisitions of the equity interests of HP, JMG and PCA and the IP assets of Clinigence and the remaining equity interests of ACMG. During such time frame, AHA was completing the terms of such acquisitions.

Between August 22, 2020 and August 26, 2020, the parties held a series of additional conference call discussions and meetings regarding the final terms of a proposed business combination. Negotiations regarding the final terms of the transaction occurred between the GreenVision’s management, GreenVision’s counsel at Becker & Poliakoff LLP, AHA and AHA’s counsel Dickinson Wright PLLC. The parties and counsel continued these discussions and exchanged drafts of the principal agreements, including the Merger Agreement, and registration rights and lockup terms during such time. The parties continued to also discuss the number of shares to be exchanged and the valuation. Additionally, AHA management retained outside consultants and auditors to assist it with the preparation and review of necessary financial statements and pro forma financial information for AHA, ACMG and HP, JMG and PCA to reflect the transaction and assist with the preparation of this proxy statement.

GreenVision’s Board of Directors’ Reasons for the Approval of the Business Combination

GreenVision’s Board of Directors considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Merger Agreement and the Business Combination, including but not limited to, the following material factors:

An established technology-enabled population health management platform.    AHA is expected to create a technology-enabled population health management platform positioned to improve the quality of care, reduce cost, and lower aggregate risk for patients and providers. The strategy of the combined company would be to become one of the few, preeminent national medical groups by acquiring and/or operating medical groups, independent practice associations, accountable care organizations and individual practices, allowing providers to focus on providing the best quality of care to their patients.

A network of high-performance PCPs driving growth & margin expansion.    AHA’s ACO value-based network and proprietary cloud-based technology combined with 23 wholly-owned PCP practices and IPA contracts is a formidable and attractive delivery system for: (i) Medicare Advantage insurers, as well as CMS, that are seeking to down-stream risk and improve patient access; (ii) Independent Practices and IPAs seeking strong financial partners or exit opportunities; (iii) optimizing terms and costs with other Medicare vendors and providers; and (iv) delivery of integrated care coordination that is responsive to the doctor and patient at the point-of-care.

Capitalizing on the shift from fee-for-service to value-bases reimbursements.    Providers are mandated to contend with new clinical financial & reporting requirements. The demands and complexity of this disruptive paradigm shift create a unique opportunity to aggregate and manage providers and monetize expertise & systems.

Financial Strength and Opportunities.    The combined company is expected to have a net revenue of $50,400,000 and EBITDA of 17,600,000 for the year ended December 31, 2020 and net revenue of $60,500,000 and EBITDA of 22,600,000 for the year ended December 31, 2021. The potential for increasing EBITDA from synergies to be realized following closing, are expected to provide the combined company with significant financial strength and flexibility to enable continued growth.

Significant Synergy Potential.    The combined company will bring together a centralized comprehensive infrastructure that encompasses Medical Management, Data Analytics, and Business Administration. This structure enables economics of scale & cross portfolio strategic value.

Experienced Management Team.    The combined company will be led by a management team with a long track record of success with managing ACO/MSO and in the medical management area. The management team has decades of accomplished executive experience in the medical service field. The management of the post-Merger company will be led by Warren Hosseinion, M.D. who was the Co-founder and Chief Executive Officer of Apollo Medical Holdings, Inc. (Nasdaq: AMEH).

Industry Trends and the Business and Financial Condition and Prospects.    The board is knowledgeable about the ACO/MSO industry and considered the combined company’s business, financial condition, results of operations and future growth prospects. The Board discussed company’s current prospects for growth in executing upon and achieving company’s business plans. The Board considered these potential prospects as they might have an impact on the future per share valuation of company relative to the $10.00 per share valuation at which the Merger Agreement was negotiated.

Other Alternatives.    The belief of the Board of GreenVision is that the proposed Business Combination represents the best potential business combination opportunity for the Company based upon the process utilized to evaluate and assess other potential acquisition targets, and the belief of the Board and management is that such processes had not presented a better alternative.

Terms of the Merger Agreement.    The Board considered the terms and conditions of the Merger Agreement and the transactions contemplated thereby including the negotiated valuation of $10.00 per share relative to the results of the Company’s financial analysis of AHA’s potential future valuation.

GreenVision’s Board of Directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

Benefits Not Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

Liquidation of GreenVision.    The risks and costs to GreenVision if the Business Combination is not completed, including the risk of diverting management focus and resources from other businesses combination opportunities, which could result in GreenVision being unable to effect a business combination by November 21, 2020 and force GreenVision to liquidate and the warrants to expire worthless.

Stockholder Vote.    The risk that GreenVision’s stockholders may fail to provide the votes necessary to effect the Business Combination.

Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control.

Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

Fees and Expenses.    The fees and expenses associated with completing the Business Combination could be significant.

Other Risks.    Various other risks associated with the Business Combination, the business of the Company and the business of AHA described under the section entitled “Risk Factors.”

The Board of Directors concluded that the potential benefits that it expected GreenVision and its stockholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the Board of Directors unanimously determined that the Merger Agreement and the Business Combination were advisable, fair to, and in the best interests of, GreenVision and its stockholders.

In addition to the foregoing potential benefits and negative factors, the Board of Directors of GreenVision also considered the fairness opinion and supporting analysis provided by an independent investment bank, Collier Securities LLC (“Colliers”). Pursuant to a letter agreement dated August 12, 2020, GreenVision retained Colliers to provide a fairness opinion to the Board of Directors of GreenVision in connection with the proposed Merger with AHA. For purposes of Colliers’ analysis, AHA includes the combined operations of AHA, ACMG, Health Promoters, Jupiter Medical group, and Primary Care Associates.

On August 24, 2020, the Board of Directors had a conference call meeting with Colliers to review their analysis. Following the meeting, Colliers rendered its opinion letter to the Board that, as of August 24, 2020, the date of the opinion letter, and based upon and subject to the factors and assumptions set forth therein, including the assumption of no redemptions by GreenVision public shareholders, that the consideration to be paid by the Company in connection with the Merger pursuant to the Merger Agreement is fair, from a financial point of view, to the Company and its shareholders.

In connection with rendering the opinion described above and performing its related financial analyses, Colliers reviewed and performed the following, among other things:

•        The letter of intent relating to the Merger;

•        Drafts of the Merger Agreement;

•        Drafts of the Proxy Statement to be filed with the SEC;

•        The 2018 and 2019 audited financial statements and June 30, 2020 unaudited financial statements of AHA and financial forecasts by AHA management for fiscal years ending December 31, 2020 – 2022;

•        Compared financial and other data for AHA to similar data for publicly-held healthcare companies and industry sale transactions;

•        Discounted cash flow analyses of AHA; and

•        Such other financial studies and analyses and other information Colliers deemed appropriate for the purposes of its opinion.

Colliers also held discussions with management of both GreenVision and AHA regarding their assessment of past and current business operations, financial condition and future prospects.

For purposes of rendering the fairness opinion described above, Colliers relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting, and other information provided to, discussed with or reviewed by Colliers, without assuming any responsibility for independent verification thereof. In that regard, Colliers assumed, that the forecasts provided were reasonably prepared on a basis reflecting the best currently available estimates and judgments of GreenVision’ s and AHA’s management. Colliers also assumed that the transactions contemplated by the Merger Agreement will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition, the effect of which would be in any way meaningful to its analysis.

Colliers opinion does not address the underlying business decision of GreenVision to engage in the transaction contemplated by the Merger Agreement, or the relative merits of the transaction contemplated by the Merger Agreement as compared to any strategic alternatives that may be available to GreenVision; nor does it address any legal, regulatory, tax or accounting matters. Colliers expressed no opinion or view as to any terms or other aspects of the Merger, including, without limitation, the form or structure of the Merger or any ongoing obligations of the parties pursuant to the Merger Agreement. Colliers’s opinion addresses only the fairness, from a financial point of view, to the holders of GreenVision, as of August 24, 2020, of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Colliers opinion was necessarily based on economic, monetary, market, and other conditions as in effect on, and the information made available to Colliers as of, the date of the opinion and Colliers assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. The issuance of Colliers’s opinion was approved by a fairness opinion review committee of Colliers.

The following is a summary of the material financial analyses delivered by Colliers to the Board of Directors of GreenVision in connection with rendering the fairness opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Colliers, nor does the order of analyses described represent the relative importance or weight given to those analyses by Colliers. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Colliers, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Colliers. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Colliers. Except as otherwise noted, the following information, to the extent that it is based on market data, is based on market data as it existed on or before August 24, 2020, the date of the opinion letter and is not necessarily indicative of current market conditions.

Colliers used three customary approaches in conducting its analyses and arriving at its opinion, including a comparison to guideline public companies, a comparison to guideline transactions, and discounted cash flow analyses.

Guideline Public Companies Analysis

Colliers reviewed AHA management’s forecast, the following fifteen publicly traded companies in the managed care, healthcare services, and healthcare data analytics sectors that, in the professional judgment of Colliers, have businesses that for the purposes of this analysis may be considered similar to those of AHA:

• Anthem, Inc.	• Humana, Inc.
• Apollo Medical Holdings, Inc.	• Inovalon Holdings, Inc.
• Castlight Health, Inc.	• NantHealth, Inc.
• Centene Corp.	• Oak Street Health, Inc.
• Cigna Corp.	• One medical
• Evolent Health	• Phreesia, Inc.
• Health Catalyst, Inc.	• UnitedHealth Group
• HMS Holdings Corp.

For purposes of the analysis, Colliers analyzed the following operational and trading statistics for each of the select guideline public companies for comparison purposes and to assess the value of AHA.

•        3-year compound annual revenue growth rate (“CAGR”);

•        EBITDA Margin;

•        Enterprise value (“EV”), calculated as the market value of equity, plus debt, less cash and equivalents, plus non-controlling interests, as a multiple of Trailing 12-month Revenue and EBITDA.

	High	Low	Median
3 yr. Rev. CAGR	92.2%	Neg.	2.9%
EBITDA Margin	27.4%	Neg.	3.1%
EV/Revenue	17.8x	.5x	1.6x
EV/EBITDA	55.3x	8.3x	15.0x

After taking into consideration the comparative data for the select guideline public companies and AHA, Colliers applied EV/Revenue multiples of 1.6 times 2019 revenue and 1.5 times 2020 forecast revenue, and EV/EBITDA multiples of 15.0 times 2019 EBITDA and 13.3 times 2020 forecast EBITDA. This analysis resulted in a range of enterprise values of between $65 million to $207 million, and corresponding equity values of between $48 million to $189 million.

No company in the Colliers analysis is identical or directly comparable to AHA, therefore an evaluation of the results of this analysis is not entirely mathematical. Rather, the Colliers analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which AHA was compared.

Guideline Transactions Analysis — The guideline transactions analysis involves a review of sale transactions for companies deemed relatively similar to AHA. This analysis is based on information obtained from SEC filings, public company disclosures, press releases, industry and databases and other sources. Information on such transactions is often incomplete. Colliers searched for merger and acquisition transactions that closed during the past 3.5 years for companies in managed care, healthcare services and healthcare data analytics. The search yielded 25 transactions that occurred with the necessary comparative data.

Based on its experience and judgment Colliers determined it was appropriate to apply both Revenue and EBITDA valuation metrics to the results. As shown in the table below, the transactions Colliers analyzed yielded the following a range of Enterprise Value / Revenue and EBITDA multiples.

Enterprise Value/
	Revenue	EBITDA
Low	.3x	6.1x
High	4.8x	16.4x
Mean	1.4x	10.5x
Median	1.2x	9.3x

After taking into consideration the comparative data for the select Guideline Transactions and AHA, Colliers applied the EV/Revenue and EV/EBITDA multiples derived from the select Guideline Transactions to the 2019 and 2020 results for AHA. This analysis resulted in a range of enterprise values of between $50 million to $144 million, and corresponding equity values of between $33 million to $127 million.

No company in the Collier analysis is identical or directly comparable to AHA, therefore an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the values of the companies to which AHA was compared.

Discounted Cash Flow Analysis — Using forecasts provided by AHA management for the fiscal years ending 2020 – 2022, Colliers performed discounted cash flow analyses to calculate the estimated present value of the standalone unlevered, after-tax free cash flows forecasted to be generated by AHA for the forecast period.

Colliers calculated terminal values for AHA by applying Revenue and EBITDA transaction multiples ranging from .8x-1.6x, and 8.3x to 10.3x, respectively to terminal year estimated unlevered, after-tax free cash flows. The unlevered free cash flows and range of terminal values were then discounted to present value using discount rates ranging from 10% to 20%, which were based on an estimate of AHA’s weighted average cost of capital, or discount rate. The discounted cash flow analyses resulted in a range of implied values for AHA’s equity from a low of $70 million to a high of $268 million.

Based on Collier’s experience and judgment in performing valuation analyses it weighted its results in favor of EBITDA multiples over Revenue multiples as we believe the industry is valued more on that basis and represents a more accurate measurement of the intrinsic value of the equity.

Colliers stated that its analysis resulted in a wide overall range of enterprise values from $50 million to $285 million and equity values of between $33 million to $268 million, with mean and median equity values of $133 million and $136 million which support the consideration contemplated in the Merger Agreement.

Colliers made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the analyses as a comparison is directly comparable to AHA or the transaction contemplated by the Merger Agreement.

Summary of GVAC Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed by GVAC in connection with the valuation of AHA. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by us nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by the Board of Directors. We may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be our view of the actual value of AHA. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by us. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying our financial analyses and our Board of Directors’ recommendation.

In performing our analyses, we made numerous material assumptions with respect to, among other things, none of AHA, GVAC, or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of AHA do not purport to be appraisals or reflect the prices at which AHA shares may actually be valued. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on August 24, 2020 (the last trading day before GVAC’s Board formally approved the Business Combination) and is not necessarily indicative of current market conditions.

For purposes of evaluating AHA’s financial condition and in connection with GVAC’s preparation of projections, GVAC management was provided with documents from AHA including projections for various time periods, including for the years ended December 31, 2020, 2021 and 2022, copies of material contracts, summaries of various industry analysis and trends and forecasts, information related to governmental regulations which may affect payments and collections rates and information related past performance. Additionally, the Board of GreenVision reviewed and discussed with Colliers its analysis in rendering the fairness opinion described above.

Selected Initial Public Offering Market Analysis

GVAC reviewed certain financial information of AHA and the structure of the proposed Business Combination and compared it to corresponding financial information of certain recent initial public offerings and certain publicly-traded companies (in the next section) that GVAC selected based on GVAC’s experience and professional judgment. Although none of the selected companies is directly comparable to AHA, the companies listed below were chosen by GVAC, among other reasons, because they successfully completed initial public offerings and they were with what we consider comparable services and with certain operational, business and/or financial characteristics that, for purposes of GVAC’s analysis, may be considered similar to those of AHA.

However, because none of the selected companies is exactly the same as AHA, GVAC believed that it was inappropriate to, and therefore did not rely solely on the quantitative results of the selected initial public offering analysis. Accordingly, GVAC also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of AHA and the selected companies to provide a context in which to consider the results of the quantitative analysis.

GreenVision’s Board of Directors had a series of conference call discussions and meetings during July and August, 2020 and reviewed AHA management’s forecast and its existing business and business plan. The Board has determined that two most similar publicly traded companies in the managed care, healthcare services, and healthcare data analytics sectors are Apollo Medical Holdings (NASDAQ: AMEH) and Oak Street Health (NYSE:OSH). The prime measure of valuation the Board focused on was the projected 2020 EBITDA multiple these companies are traded at. The Board has decided that a substantial discount on that measure to where these two stocks are trading at are most relevant. However, as OSH has no projected EBITDA for 2020, the Board has decided as compared to that comparable, a more substantial discount to its revenue multiple than EBITDA multiple is appropriate.

GreenVision also performed a discounted cash-flow analysis on AHA, using AHA management’s financial projections. GreenVision applied at 10 times exit multiple on AHA’s projected 2022 EBITDA (a substantial discount to where AMEH currently is traded at), and applied a discount rate of 25% per annum (higher than that used for most public company analysis) and came up with a valuation in excess of what was eventually agreed to with AHA.

Cautionary Statement Regarding the GVAC and AHA Forecasts

The inclusion in this proxy statement of the GVAC forecasts and of certain analyses referencing such forecasts should not be seen as an indication that AHA, GVAC or their respective boards of directors, management, affiliates, advisors, or any other related parties consider the forecasts predictive of actual future financial performance or events, and such forecasts should not be relied upon as such. All such parties cannot provide any assurance whatsoever that actual results will be consistent or even partially consistent with the forecasts provided. Indeed, actual results may differ profoundly from projections due to various uncertainties, and none of aforementioned parties undertakes any obligation to update, revise, reconcile, or confirm or disconfirm any forecasts based on circumstances arising after the date at which listed forecasts were generated, based on future events or any other factors. None of AHA or GVAC or any of their respective affiliated parties intends to make publicly available any updates to the forecasts in this document, except as required by law.

The financial forecasts prepared by management of GVAC and AHA were not prepared with a view toward public disclosure nor prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or in accordance with GAAP. Neither the independent registered public accounting firm of AHA nor of GVAC nor any other independent accountant has audited, reviewed, compiled, examined or performed any procedures with respect to the unaudited prospective financial information for the purpose of its inclusion in this proxy statement, and accordingly, neither independent registered public accounting firm nor any other independent accountant expresses an opinion or provides any form of assurance with respect thereto. Due to inherent uncertainties in financial projections of any kind, stockholders are cautioned not to place undue reliance, if any, on the forecasts. Forecasts are subjective in nature and may not be realized, and reflect numerous assumptions made by management, including material assumptions regarding, among other things, market size, commercial efforts, industry performance, general business and economic conditions and numerous other matters that may not be realized and are subject to significant uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of the preparing party.

There may be differences between actual and projected results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased by the length of time over which these assumptions apply. The failure to achieve assumptions and projections in early periods could have a compounding effect on the projections shown for the later periods. Thus, any such failure of an assumption or projection to be reflective of actual results in an early period could have a greater effect on the projected results failing to be reflective of actual events in later periods.

All financial forecasts are “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. See “Special Note Regarding Forward-Looking Statements.”

In light of the foregoing factors and the uncertainties inherent in these projections, stockholders are cautioned not to place undue, if any, reliance on these projections.

Other GVAC Considerations

The Board of Directors focused its analysis on whether the Business Combination is likely to generate a return for GVAC’s stockholders that is greater than if the trust were to be liquidated. Our Board of Directors unanimously concluded that the Merger Agreement with AHA is fair to and in the best interests of the GVAC stockholders. The Board of Directors also relied upon a fairness opinion on which to base its assessment which was prepared by Hudson Capital BD LLC. See “The Business Combination Proposal — Basis for GVAC Board of Directors’ Recommendation — Fairness Opinion”.

Recommendation of GVAC’s Board of Directors

After careful consideration, GVAC’s Board of Directors determined that the Business Combination with AHA is fair to, and in the best interests of, GVAC and its stockholders. On the basis of the foregoing, GVAC’s Board of Directors has approved and declared advisable the Business Combination and recommends that you vote or give instructions to vote “FOR” each of the Business Combination Proposal and the other Proposals.

GVAC’s Board of Directors have interests that may be different from, or in addition to your interests as a stockholder. See “The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for further information.

Interests of Certain Persons in the Business Combination

When you consider the recommendation of GVAC’s Board of Directors in favor of adoption of the Business Combination Proposal and other proposals, you should keep in mind that GVAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a stockholder, including:

•        If the proposed Business Combination is not completed by the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020, the 1,437,500 Sponsor Shares held by GVAC’s Sponsor and other initial stockholders, which were acquired prior to the Initial Public Offering for an aggregate purchase price of $25,000, will be worthless. Such GVAC Shares had an aggregate market value of approximately $____________ based on the closing price of GVAC Shares of $___ on the Nasdaq Capital Market as of August __, 2020.

•        If the proposed Business Combination is not completed by the date that is 24 months from the closing of the Initial Public Offering, or November 21, 2020, the 2,100,000 Private GVAC Warrants purchased by our Sponsor, for a total purchase price of $2,100,000, will be worthless. Such Private GVAC Warrants had an aggregate market value of approximately $____________ based on the closing price of GVAC’s Warrants of $0.___ on the Nasdaq Capital Market as of August __, 2020.

•        The exercise of GVAC’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction may result in a conflict of interest when determining whether such changes or waivers are appropriate and in GVAC’s stockholders’ best interest.

•        If the Business Combination with AHA is completed, GVAC will designate one member to the Board of Directors of the post Business combination company.

Anticipated Accounting Treatment

The Business Combination will be treated by GVAC as a “reverse merger” in accordance with GAAP. For accounting purposes, AHA is considered to be acquiring GVAC in this transaction. Therefore, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which AHA is issuing stock for the net assets of GVAC. The net assets of GVAC will be stated at historical cost, with no goodwill or other intangible assets recorded. The post-acquisition financial statements of GVAC will show the consolidated balances and transactions of GVAC and AHA as well as comparative financial information of AHA (the acquirer for accounting purposes).

Regulatory Approvals

The Business Combination and the other transactions contemplated by the Merger Agreement are not subject to any additional federal or state regulatory requirements or approvals, including the Hart-Scott Rodino Antitrust Improvements Act of 1976.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement in its entirety for a more complete description of the terms and conditions of the Business Combination.

Acquisition of AHA; Consideration

Upon the closing of the transactions contemplated in the Merger Agreement (the “Closing”), AHA will become a wholly-owned subsidiary of GVAC. The consummation of the transactions contemplated by the Merger Agreement are referred to collectively as the Business Combination. Merger Sub will merge with and into AHA with AHA surviving the merger.

The former shareholders of AHA will receive shares of Common Stock of GVAC. GVAC will issue an aggregate of 5,000,000 shares of its common stock, inclusive of 1,000,000 Holdback Shares and 338,046 shares which may be issuable to holders of options and warrants of AHA which are being exchanged for new options and warrants to acquire shares of Common Stock of GVAC.

Of the total 5,000,000 shares issuable under the Merger Agreement, 1,000,000 GVAC Shares (“Holdback Shares”) are subject to issuance to the AHA securityholders provided that (A) the closing price of a share of Purchaser Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period immediately following the Closing of the Merger but prior to the first anniversary of the Closing of the Merger, or (B) the Company Group achieves $17,500,000 or more of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the fiscal year ending December 31, 2020.

Further, of the 3,661,954 GVAC Shares actually to be delivered at closing, 250,000 GVC shares will be placed in escrow for a period of up to 18 months to provide for indemnification claims which may be brought by GVAC.

Assuming there are no redemptions of our public shares, and giving effect to the issuance of the GVAC Shares to the AHA securityholders (excluding the 1,000,000 Holdback Shares) pursuant to the Merger Agreement, GVAC will have an aggregate of 11,424,454 shares issued and outstanding. Of such amount, it is anticipated that upon completion of the Business Combination, the ownership of the outstanding shares of GVAC common stock of the post-Merger company will be as follows:

•        GVAC public stockholders will own approximately 55%, of the outstanding GVAC Shares excluding shares beneficially owned by our Sponsor, officers and directors;

•        Our Sponsor and officers and directors will own approximately 13% of the outstanding GVAC Shares; and

•        the former AHA shareholders will own approximately 32% of the outstanding GVAC Shares.

Assuming (i) redemption by holders of 5,250,000 shares of GVAC’s common stock (based upon no redemptions by our Sponsor, officers or directors and maintaining a number of shares to maintain at least $5,000,000 in assets at a value of $10.00 per share) and the issuance of 3,661,954 GVAC shares to the AHA securityholders, GVAC will have 6,174,454 shares issued and outstanding. Of such amount, it is anticipated that upon completion of the Business Combination, the ownership of the outstanding shares of GVAC common stock of the post-Merger company will be as follows

•        GVAC public stockholders will own approximately 18% of the outstanding GVAC Shares;

•        GVAC’s Sponsor and current directors, officers and affiliates will own approximately 23% of the outstanding GVAC Shares; and

•        the former shareholders of AHA will own approximately 59% of the outstanding GVAC Shares.

The ownership percentages with respect to the post-Business Combination company set forth above do not take into account:

(a)     shares underlying issued and outstanding GVAC Warrants issued in our IPO (5,750,000 warrants) that will remain outstanding immediately following the Business Combination;

(b)    the issuance of any shares upon exercise of 287,500 warrants held by the underwriter in our IPO;

(c)     shares underlying the 2,100,000 Private Warrants held by our Sponsor;

(d)    the potential issuance of the 1,000,000 Holdback Shares to the AHA securityholders;

(e)     an aggregate of 338,046 shares issuable upon exercise of GVAC options and warrants which will be issued in exchange for AHA options and warrants;

(f)     conversion of GVAC Rights to acquire shares of GVAC common stock which were issued in our IPO and would equal an aggregate of 575,000 shares of GVAC common stock; and

(g)    options to acquire an aggregate of 1,525,000 GVAC Shares which will be issued to employees pursuant to employment agreements to be entered into effective at the closing of the Business Combination.

The number of shares (5,000,000 shares) is based upon a total valuation of $150,000,000, for the post-Merger Company assuming full redemption (5,250,000 Shares) of the trust funds. See “General Description of the Business Combination page 61 above and “Conduct Prior to Closing; Covenants” below at page 77.

As a condition to the Merger Agreement, AHA provided the sum of $575,000 at execution to GVAC which funds will be utilized to provide all or a portion of the deposit required to extend the existence of GVAC from November 21, 2020 to February 21, 2021, if GreenVision determines to proceed with the extension. The funds will not be placed into the IPO Trust account until a determination is made to extend, which GVAC is not required to determine until November 16, 2020. Under the terms of our IPO and our certificate of incorporation, we may, but are not obligated to, extend the period for two additional three-month periods to consummate a business combination. Pursuant to the terms of our amended and restated certificate of incorporation and the trust agreement entered into between us and Continental Stock Transfer and Trust Company, LLC, in order to extend the time available for us to consummate our initial business combination, upon five days advance notice prior to November 21, 2020, we must deposit into the trust account $575,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per share in either case) for each three month extension.

The issuance of the GVAC shares of common stock to the securityholders of AHA is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act.

The parties agreed that immediately following the closing of the Business Combination, GVAC’s board of directors will consist of no more than five directors, one of which will be designated by GVAC and four of which will be designated by AHA. The following persons will serve as directors of GVAC and AHA following closing:

Warren Hosseinion, M.D.

Mark Fawcett

Jonathan Intrater

Oded Levy

Mitchell Creem

Additionally, as part of the merger of Merger Sub with and into GVAC, the corporate name of GVAC will be changed from GreenVision Acquisition Corp. to AHA Healthcare, Inc. The change of the name of GVAC is not required to obtain stockholder approval under Delaware law.

Stockholder Approval

Prior to the consummation of the Business Combination, the holders of a majority of GVAC’s common stock attending a stockholder’s meeting, in person or by proxy (at which there is a quorum), must approve the transactions contemplated by the Merger Agreement (the “Stockholder Approval”). In connection with obtaining the Stockholder Approval, GVAC must call a special meeting of its common stockholders and must prepare and file with the SEC a Proxy Statement on Schedule 14A, which will be mailed to all stockholders entitled to vote at the meeting. Under the terms of the Merger Agreement, GVAC also agreed to obtain stockholder approval for the proposed Equity Incentive Plan which appears as Proposal 2 and under NASDAQ listing rules it must also obtain stockholder approval to issue the shares to the AHA securityholders, which appears as Proposal 3. This proxy statement is intended to satisfy the information requirements under Schedule 14A for the Business Combination, Equity Plan and Nasdaq proposals

Representations and Warranties under the Merger Agreement

In the Merger Agreement, AHA (on behalf of itself and its subsidiaries) and the shareholder representative (Michael Bowen) make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of AHA and its subsidiaries and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure; (e) accuracy of charter and governing documents; (f) affiliate transactions; (g) required consents and approvals; (h) financial information including projections; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws, including those relating to foreign corrupt practices and money laundering; (o) ownership of intellectual property; (p) employment and labor matters and related party matters; (q) taxes and audits; (r) environmental matters; (s) brokers and finders; and (t) other customary representations and warranties.

Additionally, it is a condition to closing and a representation and warranty by AHA that it has completed on or before the closing of the Merger, the acquisitions of all of the capital stock and equity of each of HP, Jupiter, PCP and also completed acquisition of the Clinigence intellectual property assets and the acquisition of any remaining equity interests in ACMG.

In the Merger Agreement, GVAC makes certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and other transaction documents; (c) absence of brokers and finders; (d) capital structure; (e) validity of the GVAC Merger Shares issuable to the AHA securityholders; (f) minimum trust fund amount of at least $5,000,001 shall be maintained at Closing; (g) continued Nasdaq listing for the GVAC shares of common stock and the other classes of securities issued in its IPO; and (h) compliance with SEC filing requirements.

Conduct Prior to Closing; Covenants

The Merger Agreement contains certain customary covenants of GVAC and AHA, including, among others, the following:

•        AHA has agreed to operate its business in the ordinary course prior to the closing of the Business Combination (with certain exceptions) and not to take certain specified actions without the prior written consent of GVAC.

•        GVAC has agreed to operate its business in the ordinary course prior to the closing of the Business Combination (with certain exceptions) and not to take certain specified actions without the prior written consent of AHA.

In addition, the parties agreed to take the following actions, among others, before the completion of the Business Combination:

•        GVAC and AHA shall use their commercially reasonable efforts to jointly prepare this Proxy Statement, including any required disclosure and financial statements which must be included under SEC rules, and to respond to inquiries and comments from the SEC related thereto;

•        GVAC would maintain immediately available funds contained in GVAC’s trust account (net of any redemption amounts) available for release to GVAC immediately following the closing of the Business Combination (but prior to the payment of any expenses of GVAC), equal to or exceeding $5,000,001; and

•        Prior to the Closing, AHA will have acquired certain intellectual property assets, and rights, including but not limited to copyrights, patents, pending patents, and continuation in part, (the “Clinigence Transferred Assets). of Clinigence Health, Inc, a wholly owned subsidiary of Clinigence Holdings Inc.;

•         AHA will have acquired all of the equity interests and capital stock of Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A., and completed the acquisition of any remaining equity interests in ACMG;.

•        Indebtedness incurred by AHA in connection with its acquisitions of the equity interests and capital stock of Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence and the acquisition of remaining and equity interests in ACMG will be paid in full;

•        Prior to the Closing, the Board of Directors of GVAC will approve, subject to stockholder approval, of a new equity-based stock incentive plan and recommend such plan adoption by GVAC stockholders which plan will include: (a) a reserve of 2,200,000 shares of GVAC common stock (equal to approximately 10% of the total number of shares of GVAC common stock on a fully-diluted basis; and

•        to file with the Nasdaq Stock Market a listing qualifications application to obtain from the Nasdaq Stock Market continued listing of the GVAC shares of Common Stock and other listed securities, which listing application will reflect the change in management of GVAC, the change to its Board of Directors, the change of the operations to reflect the AHA businesses, the issuance of the shares of GVAC shares of Common Stock to the AHA securityholders and such other matters as are customary for a company whose securities are traded on the Nasdaq Capital Market.

Conditions to Closing

General Conditions

Pursuant to the terms of the Merger Agreement, the obligation of GVAC and AHA to consummate the Business Combination is conditioned on, among other things: (a) the absence of any order, stay, judgment or decree by any government agency restraining or prohibiting or imposing any condition on the closing of the Business Combination; (b) all necessary governmental approvals having been obtained; (c) the absence of any litigation brought by a governmental agency seeking to enjoin or otherwise restrict the consummation of the Business Combination; (d) GVAC’s listing application for the combined companies with the Nasdaq Capital Market in connection with the transactions contemplated by the Merger Agreement shall have been approved, immediately following the Closing and GVAC, on a combined basis, shall satisfy any applicable initial and continuing listing requirements of the Nasdaq Capital Market and GVAC shall not have received any notice of non-compliance therewith; (e) the GVAC common stock shall have been approved for continued listing on the Nasdaq Capital Market, subject to completion of the Business Combination; and (f) each of GVAC and AHA shall have obtained the approval of its respective stockholders.

The AHA shareholders, acting upon a majority vote of its stockholders entitled to vote, approved the Business Combination at a special meeting held on August 24, 2020.

AHA shall have obtained financing (whether debt or equity or a combination thereof) in an amount necessary to satisfy amounts to pay the indebtedness incurred by AHA in connection with the acquisitions of the capital and equity interests of Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence and to pay off in full its obligations to the former owners of ACMG. See “AHA — Financing Conditions to Business Combination” at page 94 below.

AHA’s Conditions to Closing

The obligations of AHA to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, are conditioned upon, among other things, each of the following:

•        GVAC complying in all material respects with all of its obligations required to be performed pursuant to the covenants in the Merger Agreement.

•        GVAC shares of common stock, after giving effect to the Business Combination, continue to remain accepted for listing and trading upon the Nasdaq Stock Market.

•        All of the representations and warranties of GVAC contained in the Merger Agreement and in any certificate delivered in connection with Closing, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect (as defined in the Merger Agreement), shall be true and correct.

GVAC’s Conditions to Closing

The obligations of GVAC to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon, among other things, each of the following:

•        There shall have been no continuing event, change or occurrence which individually or together with any other event, change or occurrence, would reasonably be expected to have a material adverse effect on AHA.

•        AHA shall have duly performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

•        All of the representations and warranties of AHA contained in the Merger Agreement and in any certificate delivered in connection with Closing, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect (as defined in the Merger Agreement), shall be true and correct.

•        AHA shall have completed the acquisition of, except for payment of indebtedness related to the acquisitions, of Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence, and acquired the remaining 30% of equity interests in ACGM.

•        AHA shall have delivered to GVAC executed (i) payoff letters for all indebtedness, expenses and other liabilities of AHA and each of its subsidiaries that remain unpaid as of immediately prior to the Closing, including indebtedness related to the acquisitions of Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence and (ii) any required consents to the transactions contemplated hereunder under any material contracts, leases or permits.

•        GVAC shall have received a fairness opinion supporting the valuation of AHA in connection with the Business Combination.

•        GVAC shall have received a legal opinion from counsel to AHA with respect to certain usual and customary matters.

•        GVAC shall have received executed non-compete agreements from certain members of management of AHA which shall restrict their ability to compete against the businesses of the combined companies for two years following the closing.

•        AHA shall have completed financing in amounts sufficient to satisfy outstanding indebtedness incurred by AHA in connection with its acquisitions of the equity interests and capital stock of three of its subsidiaries, namely, Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence, and other outstanding indebtedness, estimated to be $80,000,000.

Prior to closing, AHA has liabilities related to the acquisition of ACMG, Health Promoters, LLC, Jupiter Medical Group, P.A., and Primary Care Associates, P.A, as well as liabilities incurred in connection with the acquisition of the intellectual property assets of Clinigence. Prior to closing of the Merger and as a condition to closing of the Business Combination, the outstanding indebtedness will be paid in full. The total amount of these liabilities, as well as transactions costs, is approximately $80,000,000. In order to satisfy these obligations, AHA expects to obtain third party financing in the form of debt and equity. The terms of any such debt or equity financings have not been determined as of the date of the filing of this preliminary proxy statement.

Lock-up Agreements

Under the terms of the Merger Agreement, it was agreed upon by the parties that until the first anniversary of the Closing of the Business Combination (the “Lockup Period End Date”), AHA securityholders holding in excess of 65,000 AHA shares (or securities convertible into 65,000 shares), directly or indirectly, will not: (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of the GVAC’s common stock, or any other securities of the GVAC convertible into or exercisable or exchangeable for any shares of such GVAC’s common stock which are owned as of the Closing Date (collectively, the “Lockup Shares”); (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Lockup Shares, whether any such transaction is to be settled by delivery of the Lockup Shares or other securities, in cash or otherwise; or(iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lockup Shares or any other securities of GVAC, other than pursuant to the separate registration rights agreement between GVAC and the former AHA securityholders.

Registration Rights Agreement

Under the terms of the Merger Agreement, it was agreed upon by the parties that the former AHA securityholders would be entitled to certain registration rights with respect to the GVAC shares of common stock received by them in the business combination. Under the terms of the agreement, commencing 12 months after completion of the Business Combination, the former AHA securityholders may make up to three (3) demand and (3) piggyback registration requests to have GVAC file a registration statement on their behalf or include in a registration statement filed by GVAC, with the Securities and Exchange Commission to provide for the resale under the Securities Act of 1933, as amended the shares received in the Merger by them. The filing of the registration statements and the payment of filing fees and related costs such as legal and accounting costs will be borne by GVAC.

Indemnification

From and after the Closing, holders of shares of AHA capital stock (collectively, the “Escrow Participants”) have agreed to indemnify and hold harmless GVAC against and in respect of specified actual and direct out-of-pocket losses incurred or sustained by GVAC as a result of: (a) any breach or inaccuracy of any of the representations, warranties set forth in the Merger Agreement (as modified by the schedules of the Merger Agreement) or in a specified certificate delivered by AHA to GVAC at closing, in each case as of the Closing Date, and (b) any breach or nonfulfillment of any covenants of AHA contained in the Merger Agreement to be performed prior to the Closing Date. The survival period for such indemnification is 18 months.

Five (5%) percent of the GVAC Shares issuable to (or reserved for issuance for) the Escrow Participants at the Closing (250,000 shares) shall be deposited into a third-party escrow account (the “Escrow Shares”) to serve as GVAC’s sole and exclusive security for the Escrow Participant’s obligation to indemnify GVAC under the Merger Agreement.

Notwithstanding anything in the Merger Agreement to the contrary:

•        GVAC’s sole and exclusive remedy for all indemnifiable losses under the Merger Agreement shall be the recovery of a number of GVAC Shares from the Escrow Shares having a value equal to the losses that have been finally determined to be owing to GVAC in accordance with the Merger Agreement (at an assumed value equal to the greater of: (i) $10.00 per share; or (ii) the total amount payable to the stockholders of GVAC holding units or common stock of GVAC who shall have validly redeemed such units or common stock upon acceptance by GVAC of such units or common stock (the “Escrow Share Value”)), in each case, subject to the Indemnifiable Loss Limit (as defined below).

•        The maximum liability of the Escrow Participants under the Merger Agreement or otherwise in connection with the transactions contemplated by the Merger Agreement shall in no event exceed an amount equal to: (i) the Escrow Share Value, multiplied by (ii) the Escrow Shares (the “Indemnifiable Loss Limit”).

•        GVAC shall not be entitled to indemnification pursuant to Section 10 of the Merger Agreement unless and until the aggregate amount of losses to GVAC equals at least $200,000 (the “Basket”), at which time, subject to the other limitations set forth in the Merger Agreement, GVAC shall be entitled to indemnification for any losses above the Basket, less $200,000.

•        The Escrow Participants shall have no liability or obligation to indemnify GVAC under the Merger Agreement with respect to the breach or inaccuracy of any representation, warranty, covenant or agreement based on any matter, fact or circumstance known to GVAC or any of its representatives or disclosed in the information set out in any schedule to the Merger Agreement.

•        Nothing in the Merger Agreement (i) limits the parties’ rights to seek injunctive relief or other equitable remedies, (ii) would prevent GVAC from bringing an action for fraud (with scienter) against the Person who committed such fraud (with scienter) or (iv) limit the right of any person or entity to pursue remedies under any other agreement entered into in connection with the transactions contemplated by the Merger Agreement against the parties thereto.

The indemnification to which GVAC is entitled from the Escrow Participants pursuant to Section 10 of the Merger Agreement for losses shall be effective so long as it is asserted prior to the expiration of the 18 month anniversary of the Closing date (the “Survival Period”); provided, that in the event that any indemnification notice shall have been given by GVAC in accordance with the provisions of the Merger Agreement (each, an “Indemnification Notice”) prior to the expiration of the Survival Period and such claim has not been finally resolved by the expiration of the Survival Period, the representations, warranties, covenants, agreements or obligations that are the subject of such Indemnification Notice shall survive solely for purposes of resolving such claim until such matters are finally resolved.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the closing by:

•        the mutual written agreement of AHA and GVAC;

•        GVAC or AHA, in the event a governmental authority shall have issued an order, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order is final and non-appealable.

•        GVAC, if the closing has not occurred on or prior to November 21, 2020 unless mutually extended by the parties through the payment into the trust fund to extend the timeframe to complete the Business Combination (the “Outside Closing Date”); or

•        AHA, if the closing has not occurred on or prior to the Outside Closing Date; provided, further, that AHA is not in material breach of any of its obligations under the Merger Agreement.

•        GVAC, if: (i) AHA shall have breached any representation, warranty, agreement or covenant contained in the Merger Agreement to be performed on or prior to the Closing Date, which has rendered the satisfaction of any of the conditions set forth in Section 9.2 of the Merger Agreement impossible; and (ii) such breach shall not be cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by AHA of a written notice from GVAC describing in reasonable detail the nature of such breach.

•        AHA, if: (i) GVAC shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered the satisfaction of any of the conditions set forth in Section 9.3 of the Merger Agreement impossible; and (ii) such breach shall not be cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by GVAC of a written notice from AHA describing in reasonable detail the nature of such breach.

Under the terms of the Merger Agreement, GVAC will be entitled to a Breakup Fee in an amount equal to $3,750,000 in the event that closing does not occur on or prior to November 21, 2020 (unless extended) or if GVAC terminates the agreement as a result of a material adverse effect (as defined in the Merger Agreement) upon the business or financial condition of AHA, if AHA modified or amends any disclosures in the disclosure schedules or financial projections provided to GVAC which are deemed to include a material adverse change, or a breach of the Merger Agreement by AHA which cannot be cured by AHA within 30 days of receipt of notice..

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement, which is filed as Annex A hereto, and which is incorporated by reference in this report. Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Except as described above, no consideration was paid by GVAC in connection with the agreements described above.

THE EQUITY PLAN ADOPTION PROPOSAL

The Board of Directors is asking stockholders to approve the proposed GreenVision Acquisition Corp. 2020 Omnibus Incentive Plan (“Omnibus Plan”). The following summary of the Omnibus Plan is qualified in its entirety by the complete text of the Omnibus Plan contained in Annex D.

Explanation

On ________________, 2020, the Board of Directors approved the Omnibus Plan for submission to the stockholders at the special meeting, to be effective upon consummation of the Business Combination, provided that it is approved by GVAC stockholders at the special meeting. The Board of Directors is seeking to reserve 2,200,000 GVAC Shares (approximately ten percent (10%) of the anticipated shares of GVAC common stock issued and outstanding immediately after closing of the Business Combination on a fully-diluted basis) for issuance pursuant to the Omnibus Plan. Equity compensation is an important component of our future executive, employee and director compensation programs. We believe it aligns employee and director compensation with stockholder interests and motivates participants to achieve long-range goals. Stockholder approval of the Omnibus Plan would permit GVAC Shares to be awarded as employee incentive compensation, allowing the Board of Directors to attract and retain key employees, provide them competitive compensation, adapt to evolving compensation practices and account for GVAC’s growth. Upon stockholder approval, awards to participants will be made pursuant to the Omnibus Plan. We are seeking stockholder approval to make GVAC Shares available for future grants under the Omnibus Plan as described below.

Purpose of the Omnibus Plan

As described more generally above, the purpose of the Omnibus Plan is to:

•        attract and retain persons eligible to participate in the Omnibus Plan;

•        motivate eligible individuals to whom awards under the Omnibus Plan will be granted, who we refer to as the “Participants,” by means of appropriate incentives, to achieve long-range goals;

•        provide incentive compensation opportunities that are competitive with those of other similar companies; and

•        further align Participants’ interests with those of our other stockholders through compensation that is based on GVAC Shares.

The Omnibus Plan promotes the long-term financial interest of our company and its subsidiaries, including the growth in value of our company’s equity and enhancement of long-term stockholder return.

We use equity-based compensation granted under our long-term incentive plans as a key element of our executives’ compensation packages, and each year we disclose the prior year grants to and other compensation of our named executive officers in our proxy statement. We believe the Omnibus Plan assists with linking executives’ overall compensation opportunities to the enhancement of long-term stockholder return.

The Omnibus Plan provides for the grant of non-qualified and incentive stock options, full value awards, and cash incentive awards. The flexibility inherent in the plan permits the Board of Directors to change the type, terms and conditions of awards as circumstances may change. We believe that this flexibility and the resulting ability to more affirmatively adjust the nature and amounts of executive compensation are particularly important for our industry and to a global company such as ours, given the volatility of the public markets and reactions to economic and world events. Equity compensation, which aligns the interests of executives and our stockholders, is an important tool for the Board of Directors.

General Terms of the Omnibus Plan

The Omnibus Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”), unless otherwise provided by the Board of Directors. The Committee selects the Participants, the time or times of receipt of awards, the types of awards to be granted and the applicable terms, conditions, performance targets, restrictions and other provisions of such awards, to cancel or suspend awards, and to accelerate the exercisability or vesting of any award under circumstances designated by it. The Committee may delegate all or any portion of its responsibilities or powers under the Omnibus Plan to persons selected by it. If the Committee does not exist or for any other reason determined by the Board of Directors, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board of Directors may take any action under the Omnibus Plan that would otherwise be the responsibility of the Committee.

If an award of common stock is settled in cash, the total number of shares with respect to which such payment is made shall not be considered to have been delivered. However, (i) if shares covered by an award are used to satisfy the applicable tax withholding obligation, the number of shares held back by GVAC to satisfy such withholding obligation shall be considered to have been delivered; (ii) if the exercise price of any option granted under the Omnibus Plan is satisfied by tendering GVAC Shares to us (including GVAC Shares that would otherwise be distributable upon the exercise of the option), the number of GVAC Shares tendered to satisfy such exercise price shall be considered to have been delivered; and (iii) if we repurchase GVAC Shares with proceeds received from the exercise of an option issued under the Omnibus Plan, the total number of shares repurchased shall be deemed delivered.

Notwithstanding the minimum vesting limitations described below with respect to options and full value awards, the Committee may grant options and full value awards that are not subject to such minimum vesting provisions. The total aggregate number of GVAC Shares subject to options and full value awards granted pursuant to the Omnibus Plan that are not subject to such minimum vesting limitations may not exceed five percent of the limit of the total number of GVAC Shares that may be delivered under the Omnibus Plan.

The GVAC Shares with respect to which awards may be made under the Omnibus Plan shall be:

•        shares currently authorized but unissued;

•        to the extent permitted by applicable law, currently held or acquired by GVAC as treasury shares, including shares purchased in the open market or in private transactions; or

•        shares purchased in the open market by a direct or indirect wholly-owned subsidiary of GVAC, and we may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired.

At the discretion of the Committee, an award under the Omnibus Plan may be settled in cash, GVAC Shares, the granting of replacement awards, or a combination thereof; provided, however, that if a cash incentive award is settled in GVAC Shares, it must satisfy the minimum vesting requirements related to full value awards.

The Committee may use GVAC Shares available under the Omnibus Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of our company or a subsidiary, including the plans and arrangements of our company or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving GVAC (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall adjust outstanding awards to preserve the benefits or potential benefits of the awards. Action by the Committee may include:

•        adjustment of the number and kind of shares which may be delivered under the Omnibus Plan;

•        adjustment of the number and kind of shares subject to outstanding awards;

•        adjustment of the exercise price of outstanding options; and

•        any other adjustments that the Committee determines to be equitable, which may include, without limitation:

•        replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; and

•        cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the GVAC Shares subject to the option at the time of the transaction over the exercise price.

Except as otherwise provided by the Committee, awards under the Omnibus Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

Eligibility

All employees and directors of, and consultants and other persons providing services to, GVAC or any of its subsidiaries (or any parent or other related company, as determined by the Committee) are eligible to become Participants in the Omnibus Plan, except that non-employees may not be granted incentive stock options.

Options

The Committee may grant an incentive stock option or non-qualified stock option to purchase GVAC Shares at an exercise price determined by the Committee. Each option shall be designated as an incentive stock option, a tax-qualified option or non-qualified stock option when granted. An incentive stock option is a stock option intended to satisfy additional requirements required by federal tax rules in the United States as specified in the Omnibus Plan (and any incentive stock option granted that does not satisfy such requirements shall be treated as a non-qualified stock option).

Except as described below, the exercise price for an option shall not be less than the fair market value of a GVAC Share at the time the option is granted; provided, that the exercise price of an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in our company or a subsidiary shall not be less than 110 percent of the fair market value of a GVAC Share at the time of grant. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to GVAC as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders or as adjusted for corporate transactions described above.

No option shall be surrendered to GVAC in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a share of Common Stock, except as approved by our stockholders. In addition, the Committee may grant options with an exercise price less than the fair market value of the GVAC Shares at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. No dividend equivalents may be granted under the Omnibus Plan with respect to any option.

The option shall be exercisable in accordance with the terms established by the Committee, but in no event shall an option become exercisable or vested prior to the earlier of (i) the first anniversary of the date of grant or (ii) the date on which the Participant’s termination occurs by reason of death or disability. In the event of the Participant’s termination occurs for any reason other than death, disability, retirement, or involuntary termination without cause, any unvested options will be forfeited. In the event the Participant’s termination occurs due to death, disability, retirement or involuntary termination without cause, any unvested options shall be exercisable only as determined by the Committee in its sole discretion.

The full purchase price of each GVAC Share purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option shall be payable in cash, by promissory note, or by GVAC Shares (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option, or a combination thereof. If the shares remain publicly traded, the Committee may permit a Participant to pay the exercise price by irrevocably authorizing a third party to sell GVAC Shares (or a sufficient portion of the GVAC Shares) acquired upon exercise of the option and remit to GVAC a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on GVAC Shares acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than ten years after the grant date; provided, that an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in GVAC or a subsidiary shall not be more than 5 years.

The option will expire on the earliest to occur of (i) the last day of the term of the option as described in the award agreement; (ii) if the Participant’s termination occurs by reason of death, disability, retirement or an involuntary termination without cause, the one-year anniversary of such termination date; or (iii) if the Participant’s termination occurs for any reason other than those listed in clause (ii), the Participant’s termination date.

Full Value Awards

The following types of “full value awards” may be granted, as determined by the Committee:

•        the Committee may grant awards in return for previously performed services or in return for the Participant surrendering other compensation that may be due;

•        the Committee may grant awards that are contingent on the achievement of performance or other objectives during a specified period; and

•        the Committee may grant awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

Any such awards shall be subject to such conditions, restrictions and contingencies as the Committee determines. If the right to become vested in a full value award is conditioned on the completion of a specified period of service with GVAC or its subsidiaries, without achievement of performance targets or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service shall not end prior to the first anniversary of the date of grant. If the right to become vested in a full value award is conditioned on the achievement of performance targets or performance objectives, and without it being granted in lieu of other compensation, then the required performance period shall not end prior to the first anniversary of the date of grant. In the event the Participant’s termination occurs due to death, disability or involuntary termination without cause, any unvested full value awards shall become vested only as determined by the Committee in its sole discretion.

Dividends or dividend equivalents settled in cash or GVAC Shares may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.

Change in Control

A Change in Control shall have such effect on an award as is provided in the applicable award agreement, or, to the extent not prohibited by the Omnibus Plan or the applicable award agreement, as provided by the Committee. In the event of a Change in Control, the Committee may cancel any outstanding awards in return for cash payment of the current value of the award, determined with the award fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the GVAC Shares subject to the option at the time of the transaction over the exercise price (and the option will be cancelled with no payment if the value of the shares at the time of the transaction are equal to or less than the exercise price).

For the purposes of the Omnibus Plan, a “change in control” is generally deemed to occur when:

•        any person becomes the beneficial owner of 50 percent or more of GVAC’s voting stock;

•        the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction involving our company where, immediately after the transaction, the GVAC stockholders immediately prior to the combination hold, directly or indirectly, 50 percent or less of the voting stock of the combined company;

•        the consummation of any plan of liquidation or dissolution providing for the distribution of all or substantially all of the assets of GVAC and its subsidiaries or the consummation of a sale of substantially all of the assets of GVAC and its subsidiaries; or

•        at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors, who we refer to as Incumbent Directors, cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by GVAC’s stockholders, of each new director was approved by a vote of at least two-thirds of the Incumbent Directors.

Amendment and Termination

The Board of Directors may amend or terminate the Omnibus Plan at any time, and the Board of Directors or the Committee may amend any award granted under the Omnibus Plan, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The Board of Directors may not amend the provision of the Omnibus Plan related to re-pricing without approval of stockholders or make any material amendments to the Omnibus Plan without stockholder approval. The Omnibus Plan will remain in effect as long as any awards under the Omnibus Plan remain outstanding, but no new awards may be granted after the tenth anniversary of the date on which the stockholders approve the Omnibus Plan.

United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the Omnibus Plan based on current U.S. income taxation with respect to Participants who are subject to U.S. income tax. Participants subject to taxation in other countries should consult their tax.

Non-Qualified Options.    The grant of a non-qualified option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the GVAC Shares acquired over the exercise price for those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such GVAC Shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.    The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of GVAC or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the GVAC Shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the GVAC Shares at the time of exercise.

If the Participant does not sell or otherwise dispose of the GVAC Shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such GVAC Shares to the Participant, then, upon disposition of such GVAC Shares, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the GVAC Shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Full Value Awards.    A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the GVAC Shares subject to the award are not delivered at the time of grant, or if the GVAC Shares are delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of GVAC Shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.

Withholding of Taxes.    GVAC may withhold amounts from Participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, Participants may satisfy withholding requirements through cash payment, by having GVAC Shares withheld from awards or by tendering previously owned GVAC Shares to GVAC to satisfy tax withholding requirements. The GVAC Shares withheld from awards may be used to satisfy not more than the maximum individual tax rate for the Participant in the applicable jurisdiction for such Participant (based on the applicable rates of the relevant tax authorities, including the Participant’s share of payroll or similar taxes, as provided in tax law, regulations, or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction, even if that rate exceeds the highest rate that may be applicable to the specific Participant).

Change In Control.    Any acceleration of the vesting or payment of awards under the Omnibus Plan in the event of a change in control in GVAC may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20 percent excise tax and preclude deduction by a subsidiary.

ERISA.    The Omnibus Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended and is not intended to be qualified under Section 401 of the Internal Revenue Code.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Omnibus Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Omnibus Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

What Happens If Stockholders Do Not Approve This Proposal?

In the event this proposal is not approved by stockholders, GVAC will not have the ability to grant equity compensation as a component of our executive, employee and director compensation programs.

Required Vote

Approval of the Equity Plan Adoption Proposal requires the affirmative vote of the holders of a majority of GVAC Shares represented in person or by proxy at the special meeting of GVAC stockholders and entitled to vote thereon.

New Plan Benefits

Because benefits under the Omnibus Plan will depend on the Committee’s actions and the fair market value of GVAC Shares on future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the Omnibus Plan is approved by GVAC stockholders.

Board of Directors’ Recommendation

Our Board of Directors unanimously recommends that our stockholders vote “FOR” adoption of the Equity Plan Adoption Proposal.

THE NASDAQ 20% SHARE ISSUANCE PROPOSAL

Background and Overview

We are seeking stockholder approval of the Nasdaq Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d).

Under Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control.

Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

Prior to the Business Combination, we have 7,187,500 shares of common stock outstanding.

Pursuant to the Merger Agreement, we anticipate that we will issue to AHA securityholders as Closing Merger Consideration upon closing of the Business Combination an aggregate of 5,000,000 shares of our common stock. See “The Business Combination Proposal — The Merger Agreement.” Because the number of shares of our common stock we anticipate issuing in the Business Combination (1) will constitute more than 20% of our outstanding common stock and more than 20% of outstanding voting power prior to such issuance and (2) will result in a change of control of GVAC, we are required to obtain stockholder approval of such issuances pursuant to Nasdaq Listing Rules 5635(a) and (b).

Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, we anticipate issuing (i) up to an aggregate of approximately 5,000,000 shares of our common stock to the former AHA securityholders as total merger consideration pursuant to the Merger Agreement. The issuance of such shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of GVAC.

Vote Required for Approval

The approval of the Nasdaq Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote thereon at the Special Meeting, assuming that a quorum is present. The Backstop Commitment investors have agreed to vote their shares of common stock in favor of the Nasdaq Proposal. Broker non-votes and abstentions will have no effect with respect to the approval of this proposal.

This proposal is conditioned on the approval of the Business Combination Proposal.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL.

THE BUSINESS COMBINATION ADJOURNMENT PROPOSAL

Purpose of the Business Combination Adjournment Proposal

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the Merger Agreement and the transactions contemplated thereby, the GVAC Board of Directors may adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will GVAC seek adjournment which would result in soliciting of proxies, having a stockholder vote, or otherwise consummating a business combination after the date that is 12 months from the closing of the Initial Public Offering, or November 21, 2020 without complying with the terms of our Amended and Restated Certificate of Incorporation. Under the terms of our Amended and Restated Certificate of Incorporation, if the Company anticipates that it may not be able to consummate a Business Combination by November 21, 2020, the Company may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 18 months to complete a Business Combination) (the “Combination Period”), if the Sponsor or its affiliate or designees deposit into the Trust Account the sum of $575,000 or $0.10 per GVAC Share, up to an aggregate of $1,150,000 or $0.20 per Share, on or prior to the date of the applicable deadline, for each three month extension.

Required Vote

Approval of the Business Combination Adjournment Proposal requires the affirmative vote of the holders of a majority of the GVAC Shares as of the record date represented in person or by proxy at the special meeting of GVAC stockholders and entitled to vote thereon. Adoption of the Business Combination Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Board of Directors’ Recommendation

Our Board of Directors unanimously recommends that our stockholders vote “FOR” adoption of the Business Combination Adjournment Proposal.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL AND OPERATING DATA OF AHA

The following tables set forth selected historical financial information derived from AHA’s audited consolidated financial statements as of December 31, 2019 and 2018 and for the two years in the period ended December 31, 2019, which are included elsewhere in this proxy statement. Historical results are not necessarily indicative of the results to be expected for future periods.

The information is only a summary and should be read in conjunction with AHA’s consolidated financial statements and related notes, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AHA.” contained elsewhere herein. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of AHA.

	Six Months Ended June 30,		Year Ended December 31,
Statement of Operations Data:	2020	2019	2019	2018
Shared savings program revenue	$—	$40,588	$4,736,674	$4,598,289
Operating costs and expenses
Shared savings	30,000	658,368	1,834,239	1,645,029
Depreciation and amortization	456,933	456,933	913,865	535,564
General and administrative	2,421,400	1,429,074	4,389,187	3,431,718
Total operating costs and expenses	2,908,333	2,544,375	7,137,291	5,612,311
Loss from operations	(2,908,333)	(2,503,787)	(2,400,617)	(1,014,022)
Interest expense, net	(67,198)	(66)	(24,086)	(359,528)
Gain on extinguishment of debt	—	—	—	2,490,000
Loss on acquisition of non-controlling interest	—	—	—	(296,000)
Other income (expense)	6,877	7,043	18,333	2,945
Loss before income taxes	(2,968,654)	(2,496,810)	(2,406,370)	823,395
Income tax (benefit) provision	(727,320)	(97,959)	(882,946)	48,472
Net loss	(2,241,334)	(2,398,851)	(1,523,424)	774,923
Net (income) loss attributable to non-controlling interest	—	25,854	25,854	(37,160)
Net Loss	(2,241,334)	(2,372,997)	(1,497,570)	737,763
Total other comprehensive income (loss), net of tax	3,810,675	954,900	1,528,125	1,612,015
Comprehensive loss	$(6,052,009)	$(3,327,897)	$(3,025,695)	$(874,252)
Statement of Cash Flow Data:
Net cash provided by (used in):
Operating activities	$(2,443,133)	$(1,996,359)	$(1,588,268)	$(239,813)
Investing activities	$—	$(2,630)	$(2,629)	$(2,010,000)
Financing activities	$1,326,223	$2,001,090	$2,425,158	$2,995,914
Balance Sheet Data (at period end):	June 30, 2020	December 31, 2019	December 31, 2018
Cash and equivalents	$667,192	$1,874,102	$949,840
Total assets	$29,391,479	$15,835,221	$15,905,890
Total liabilities	$33,207,302	$3,826,035	$3,376,030
Total stockholders’ equity	$(3,815,823)	$12,009,186	$12,529,860

COMPARATIVE SHARE INFORMATION

The following table sets forth the historical comparative share information for AHA and GVAC on a stand-alone basis and the unaudited pro forma combined per share information after giving effect to the Business Combination, (1) assuming no GVAC stockholders exercise redemption rights with respect to their common stock upon the consummation of the Business Combination; and (2) assuming that GVAC stockholders exercise their redemption rights with respect to a maximum of 5,200,000 shares of common stock upon consummation of the Business Combination.

The historical information should be read in conjunction with the information in the sections entitled “Selected Historical Financial Information of GVAC” and “Selected Historical Consolidated Financial and Other Data of AHA” and the historical financial statements of GVAC and AHA incorporated by reference in or included elsewhere in this proxy statement. The unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the information contained in the section of this proxy statement entitled “Unaudited Pro Forma Combined Financial Information.”

The unaudited pro forma combined share information below does not purport to represent what the actual results of operations or the earnings per share would been had the companies been combined during the periods presented, nor to project the Company’s results of operations or earnings per share for any future date or period. The unaudited pro forma combined stockholders’ equity per share information below does not purport to represent what the value of GVAC and AHA would have been had the companies been combined during the periods presented.

	GREENVISION	AHA	Pro Forma Combined Assuming No Redemptions into Cash	Pro Forma Combined Assuming Maximum Redemptions into Cash
June 30, 2020 book value per share(a)	$0.70	$(0.77)	$4.55	$3.31

Income (loss) per share attributable to common stockholders:
Year ended December 31, 2019
Basic	$(0.03)	$(0.28)	$(0.08)	$(0.10)
Diluted	$(0.03)	$(0.28)	$(0.08)	$(0.10)
Six months ended June 30, 2020
Basic	$(0.12)	$(0.48)	$(0.06)	$(0.07)
Diluted	$(0.12)	$(0.48)	$(0.06)	$(0.07)

____________

(a)      Book value per share is calculated using the formula: Total stockholder’s equity divided by shares outstanding.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AHA

You should read the following discussion and analysis of AHA’s financial condition and results of operations together with its consolidated financial statements and the related notes. Some of the information contained in this discussion and analysis or set forth elsewhere, including information with respect to its plans and strategy for its business and related financing, includes forward-looking statements that involve risks, uncertainties and assumptions. You should read the “Special Note Regarding Forward-Looking Statements” and “Risk Factors” for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

The following discussion refers to the financial results of Accountable Healthcare America, Inc., for the six month period ended June 30, 2020 and June 30, 2019, the years ended December 31, 2019 and December 31, 2018. For purposes of this following discussion the terms “we”, ‘our” or “us” and similar references refers to AHA and its affiliates.

Overview

AHA operates Management Service Organizations (MSO), Independent Physician Associations (IPA) and Accountable Care Organizations (ACO). AHA is a patient-physician-centric integrated technology-enabled population health management company providing coordinated, outcome-based medical care in a cost-effective manner. AHA serves patients in South Florida, with plans to expand to other regions of Florida and also throughout the United States. A majority of our patients are covered by private or public insurance provided through Medicare, Medicaid and Medicare Advantage Plans (“MA”).

The AHA platform provides comprehensive essential services to its wholly- owned network of providers that are central to success in value-based contract arrangements with both Medicare managed care organizations and with the Centers for Medicare and Medicaid Services (CMS). AHA’s suite of services include financial, clinical and population health data analytics, care coordination, high-risk care management, documentation improvement and medical coding programs, medical management best practices programs, health management programs such as clinical care plans, annual wellness visits and chronic care management, and performance improvement programs.

An MSO is an organization that represents primary care physicians and negotiates and administers contracts with Medicare Advantage Health Plans. An IPA is a group of doctors who come together to provide care for patients with insurance from various health plans. ACOs are groups of doctors, hospitals, and other health care providers, who come together voluntarily to give coordinated high-quality care to their Medicare fee-for-service patients. Led by a management team with decades of experience, we have built a company and culture that is focused on physicians providing high-quality medical care, patient-physician centered engagement, supported through proprietary technology, data and business intelligence, and financial platform. We believe our acquisitions of MSOs, ACOs and Related physician practices position us to take advantage of the growing trends in the U.S. healthcare industry towards value-based, risk-contracts that are focusing on patient satisfaction, high-quality care and cost efficiency.

Our businesses are targeted towards providing services to Medicare, Medicaid and Medicare Advantage Plan patients, and therefore we operate within the purview of CMS (The Centers for Medicare & Medicaid Services) which is part of the Federal Government’s Department of Health and Human Services (HHS). Section 1115A of the Social Security Act of 2015 (as added by section 3021 of the Affordable Care Act). created the CMS Innovation Center for the purpose of testing “innovative payment and service delivery models to reduce program expenditures while preserving or enhancing the quality of care” for those individuals who receive Medicare, Medicaid, or Children’s Health Insurance Program (CHIP) benefits. New payment and service delivery models are developed by the CMS’ Innovation Center in accordance with the requirements of section 1115A of the Social Security Act. According to CMS, its Innovation Center plays a critical role in implementing the Quality Payment Program, which Congress created as part of the Medicare Access and CHIP Reauthorization Act of 2015 (MACRA) to replace Medicare’s Sustainable Growth Rate formula to pay for physicians’ and other providers’ services. Under this program, clinicians may earn incentive payments by participating to a sufficient extent in Advanced Alternative Payment Models (APMs). In Advanced APMs clinicians accept some risk for their patients’ quality and cost outcomes and meet other specified criteria. MSO-ACOs are being utilized by CMS and MA Plans to encourage value-based contracts that hold the providers accountable for care and quality.

Through our subsidiaries, we are managing approximately 28,000 Medicare Beneficiaries covering the health services for 9,000 Medicare Members Advantage Members and 4,000 Medicaid Managed Care and PPO Members under a Management Service Organization and other direct Payor contracts, as well as, ACMGs 15,000 original Medicare participants in two ACOs. AHA wholly-owns thirteen Primary Care Physician (“PCP”) which are successfully providing care for members of various health plans, as well as ACMG’s network of 68 Primary Care Groups comprising 326 Primary Care Providers.

Key Financial Measures and Indicators

Revenue

Our revenue primarily consists of capitation revenue, risk pool settlements and incentives, ACO revenue, management fee income and FFS revenue. The form of billing and related risk of collection for such services may vary by type of revenue and the customer.

Operating Expenses

Our largest expense is the patient care cost paid to contracted physicians, and the cost of providing management and administrative support services to our affiliated physician groups. These services include payroll, benefits, human resource services, physician practice billing, revenue cycle services, physician practice management, administrative oversight, coding services, and other consulting services.

General and Administrative Expenses

General and administrative expenses consist primarily of salaries, related benefits, travel and share-based compensation expenses for personnel in executive, finance and administrative functions. General and administrative expenses also include professional fees for legal, consulting, accounting and audit services.

AHA anticipates that its general and administrative expenses will increase in the future as AHA increases its headcount to support its continued research activities and development of its product candidates. It also anticipates that it will incur increased accounting, audit, legal, regulatory, compliance, director and officer insurance costs as well as investor and public relations expenses associated with being a public company. AHA anticipates the additional costs for these services will substantially increase its general and administrative expenses. Additionally, if and when it believes a regulatory approval of a product candidate appears likely, AHA anticipates an increase in payroll and expenses as a result of AHA’s preparation for commercial operations, especially as it relates to the sales and marketing of AHA’s product candidate.

Financial expenses, net

Financial expenses, net consist primarily of income or expenses related to revaluation of foreign currencies and interest income on AHA’s bank deposits.

Consolidated Results of Operations

Comparison of the Six Month Period Ended June 30, 2020, and the Six Month Period Ended June 30, 2019

The following table summarizes AHA’s consolidated results of operations for the six month period ended June 30, 2020 and, 2019, respectively:

	For the Six Months ended June 30,
	2020	2019
REVENUES
Shared savings program	$—	$40,588
TOTAL REVENUES	—	40,588

OPERATING COSTS AND EXPENSES
Shared savings	30,000	658,368
Depreciation and amortization	456,933	456,933
General and administrative	2,421,400	1,429,074
TOTAL OPERATING COSTS AND EXPENSES	2,908,333	2,544,375

LOSS FROM OPERATIONS	(2,908,333)	(2,503,787)

OTHER INCOME (EXPENSE)
Interest expense, net	(67,198)	(66)
Other income, net	6,877	7,043
TOTAL OTHER (EXPENSE) INCOME	(60,321)	6,977

LOSS BEFORE INCOME TAXES	(2,968,654)	(2,496,810)

INCOME TAX BENEFIT	(727,320)	(97,959)

NET LOSS	(2,241,334)	(2,398,851)
Net income attributable to Non-controlling interest	—	25,854

NET LOSS	(2,241,334)	(2,372,997)
Accretion to redemption value on Series A redeemable convertible preferred stock	3,236,325	470,250
Preferred stock dividends	574,350	484,650

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(6,052,009)	$(3,327,897)

Net loss per share attributable to common shareholders – basic	$(0.47)	$(0.31)
Net loss per share attributable to common shareholders – diluted	$(0.47)	$(0.31)

Weighted average common shares outstanding – basic	12,925,000	10,725,000
Weighted average common shares outstanding – diluted	12,925,000	10,725,000

Net Loss.

Our net loss for the six months ended June 30, 2020 was $(6,052,009), as compared to $(3,327,897) for the six months ended June 30, 2019

Revenue

Our revenue for the six months ended June 30, 2020 was $0, as compared to $40,588 for the six months ended June 30, 2019, a decrease of $40,588 or 100%. The decrease in revenue was primarily attributable to the recognition of 2019 shared savings revenue from CMS being deferred until the fourth quarter of 2020. This revenue is recorded in the period when such payments are known and/or received. The Company generally receives payment in or around the month of October after the fiscal year-end.

Cost of Services

Expenses related to cost of services for the six months ended June 30, 2020 were $30,000 as compared to $658,368 for the six months ended June 30, 2019, a decrease of $628,368 or 95%. The overall decrease was primarily due a deferment in provider bonus payments until the amount of shared savings is known, usually in October of the year following the fiscal year in which they were earned.

General and Administrative Expenses

General and administrative expenses for the six months ended June 30, 2020 were $2,421,400 as compared to $1,429,074 for the six months ended June 30, 2019, an increase of $992,326 or 69%. The overall increase is primarily due to increased professional and accounting fees related to merger and acquisition activity.

Depreciation and Amortization

Amortization expense for was $456,933 the six months ended June 30, 2020 and for the six months ended June 30, 2019. This amount is amortization of intangible assets.

Interest Expense

Interest expense for the six months ended June 30, 2020 was $67,198 as compared to $66 for the ended six months ended June 30, 2019, an increase of $67,132 or 1017%. The increase was primarily due to the interest on notes payable in 2020.

Other Income

Other income for the six months ended June 30, 2020 was $6,877 as compared to $7,043 for the six months ended June 30, 2019. Other income was primarily due to small payments from providers of services to our ACO.

Provision for (Benefit from) Income Tax

Income tax benefit was $727,320 and $97,959 for the six months ended June 30, 2020 and 2019, respectively. The increase in tax benefit was due to the reversal of a valuation allowance for certain deferred tax assets in the year ended December 31, 2019 and 2018, respectively

Net Income attributable to Non-Controlling Interest

Net income attributable to Non-Controlling Interest was $0 and $25,854 for the six months ended June 30, 2020 and 2019, respectively.

Dividends

Deemed dividends on Series A Preferred convertible stock was $3,236,325 and $470,250 for the six months ended June 30, 2020 and 2019, respectively. Cumulative preferred dividends were $574,350 and $484,650 for the six months ended June 30, 2020 and 2019, respectively

Liquidity and Capital Resources

Cash and cash equivalents at June 30, 2020 totalled $667,192 as compared to $1,784,102 at June 30,2019, a decrease of $1,116,910 or 62%.

We have historically financed our operations primarily through internally generated funds and capital raises. We generate cash primarily from Shared savings program. We generally invest cash in money market accounts, which are classified as cash and cash equivalents.

Cash used in operating activities for the six months ended June 30, 2020 was $2,443,133, as compared to $1,996,359 for the six months ended June 30, 2019. The cash used in operations during the six months ended June 30, 2020 comprised of non-cash operating items such as depreciation and amortization of $456,933, deferred income taxes of $727,320, and stock-based compensation of $32,000, offset by an increase in prepaid expenses of $129,100, an increase in other assets of $1,000 and an increase in accounts payable and accrued expenses of $166,688.

Cash used in investing activities for the six months ended June 30, 2020 was $0 as compared to $2,630 for the six months ended June 30, 2020, due primarily to the purchase of ACMG and fixed assets during the six months ended June 30, 2019.

Cash provided by financing activities during the six months ended June 30, 2020 was $1,326,223 as compared to $2,001,090 for six months ended June 30, 2019. This change was primarily due to $40,416 in repayments on notes payables to related parties, $349,850 in proceeds on notes payable, $845,000 in proceeds from the sale of Series D preferred stock, $260,382 in and $88,593 in dividends distributions for the six months ended June 30, 2020.

Impact of COVID-19 pandemic on the Company’s Business

The Company’s operations have been affected by the recent and ongoing outbreak of the coronavirus disease (“COVID-19”) which was declared a pandemic by the World Health Organization in March 2020. The impact includes the need for employees to work remotely, restrictions on travel affecting the Company’s ability to attend meetings, conferences, consultations and installations and otherwise provide and market its products and services, and disruptions to its customers’ operations which may affect its revenues. The Company benefited from the financing under the CARES Act. The ultimate disruption which may be caused by the outbreak is uncertain; however, it may result in a material adverse impact on the Company’s financial position, operations and cash flows. Possible effects may include, but are not limited to, disruption to the Company’s customers and revenue, absenteeism in the Company’s labor workforce, unavailability of products and supplies used in operations, and a decline in value of assets held by the Company.

Going Concern and Management’s Plans

As of June 30, 2020, the Company had cash balance of $0.7 million and a working capital deficit of approximately $31.9 million. In addition, the Company has a stockholders’ deficit of approximately $10.1 million. For the six months ended June 30, 2020 and 2019, the Company incurred net losses of approximately $2.0 million $2.4 million, respectively. The aforementioned factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company does not believe that its capital resources will be sufficient to fund planned operations. As a result, the Company will need additional funds to support its obligations for the next twelve months from the date the financial statements are issued. Management’s plans and assessment of the probability that such plans will mitigate and alleviate any substantial doubt about the Company’s ability to continue as a going concern, is dependent upon the ability to attain funding to secure additional resources to generate sufficient revenues and increased margin, which without these represent the principal conditions that raise substantial doubt about our ability to continue as a going concern.

Funding Requirements

AHA’s capital needs for its acquisitions of the four subsidiaries and intellectual property assets of Clinigence as well as transactions costs of the Business Combination approximate $80,000,000. In order to satisfy these obligations AHA anticipates completing third party financing in the form of debt and equity. No definitive terms have been determined for such financing.

Contractual Obligations and Commitments

The following summarizes AHA’s contractual obligations as of June 30, 2020 and the effects that such obligations are expected to have on AHA’s liquidity and cash flows in future periods:

Notes Payable

Notes payable totalled $2,997,645 and $0 as of June 30, 2020 and December 31, 2019, respectively. As more fully described in Note 3, on May 27, 2020, the Company entered into an Intellectual Property Asset Purchase Agreement with Clinigence Holdings Inc.(“Clinigence”). As part of this purchase agreement, the Company assumed certain notes payable of Clinigence in the aggregate amount of approximately $2,345,375 which bear interest at 10% per annum, payable on a quarterly basis and mature on  October 31, 2020, and $97,500 which bear interest at

10% per annum, payable at maturity and mature on October 31, 2020. The Company also assumed a note payable of $539,770 which bears interest at 6% per annum, payable on a monthly basis and matures on September 15, 2020. The Company also assumed a note payable of $15,000 which bear interest at 8% per annum, payable on a quarterly basis and matures on May 26, 2021

Notes Payable — Stockholders and Related Parties

On October 24, 2019, the Company entered into a Promissory Note Agreement, among the Company and DBraganza RD LLC (“the Lender”), a related party. The Company issued a note with a principal amount of $700,000 (“the Note”) and a six-year warrant to purchase an aggregate 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share, subject to adjustment (the “Warrant”), in exchange for $750,000 of cash proceeds. The Note bears interest at 12.9%, subject to an increase to 18% per annum for defaulted payments. The outstanding principal and any accrued but unpaid interest under the Note, shall is due and payable on the earlier of (a) 5 business days after the Company receives payment pursuant to the Medicare Shared Savings Program for the period ending December 31, 2020 or (b) April 1, 2021. The Company may prepay the Note in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. Irrespective of prepayment, a minimum of 260 days interest or $68,920 will be due to the Lender upon prepayment.

The proceeds received of $750,000 was allocated to the Note and Warrant on a relative fair value basis. As a result, upon issuance of the Note, the Company recognized a debt premium of $28,250, resulting from the proceeds allocation. The initial premium is classified with the Note and is being amortized as a reduction of interest expense over the term of the Note using the effective interest method.

During the six months ended June 30, 2020 and 2019, the Company recognized $3,139 and $0, respectively related to the amortization of debt premium on the Note, classified as a reduction of interest expense in the Company’s statement of operations. The balance on the notes payable — stockholders and related parties was $718,694 and $759,110 as of June 30, 2020 and December 31, 2019, respectively.

The Company has received certain advances from an officer/shareholder. These advances were not formalized in writing, are due on demand, do not bear interest and are uncollateralized. As of June 30, 2020, the outstanding balance was $12,249.

Convertible Promissory Notes

Convertible promissory notes totalled $349,850 and $0 as of June 30, 2020 and December 31, 2019, respectively. In June 2020, the Company entered into two Promissory Note Agreements among the Company and unrelated third parties. The Company issued notes with a principal amount of $349,850 (“the Convertible Note”) and a six-year warrant to purchase an aggregate of 87,463 shares of the Company’s common stock at an exercise price of $2.50 per share, subject to adjustment (the “Warrant”), in exchange for $349,850 of cash proceeds. The Note bears interest at 10.0%. The outstanding principal and any accrued but unpaid interest under the Note, shall is due and payable on July 31, 2022. The Company may prepay the Note in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. The Convertible Note is convertible into common stock at a conversion price of $2.00 per share prior to any merger and after the merger at a conversion price equal to the quotient of $2.00 divided by the exchange ratio that would be identified in the merger agreement.

The proceeds received of 349,850 was allocated to the Note and Warrant on a relative fair value basis. However, upon issuance of the Note, the Company determined that the value of the Warrant was not material and allocated the value of the cash proceeds to the Convertible Note.

The Company entered into additional Promissory Note Agreements (“the Convertible Notes”). The Company issued notes with a principal amount of $2,690,000 and a six-year warrant to purchase an aggregate of 672,469 shares of the Company’s common stock at an exercise price of $2.50 per share, subject to adjustment (the “Warrant”), in exchange for $2,690,000 of cash proceeds. The Notes bear interest at 10.0%. The outstanding principal and any accrued but unpaid interest under the Notes, shall is due and payable on July 31, 2022. The Company may prepay the Notes in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. The Convertible Notes are convertible into common stock at a conversion price of $2.00 per share prior to any merger and after the merger at a conversion price equal to the quotient of $2.00 divided by the exchange ratio that would be identified in the merger agreement.

Paycheck Protection Loan

As part of the Coronavirus Aid, Relief, and Economic Security Act, (CARES Act) signed into law in March 27, 2020, the AHA received a Paycheck Protection Program (PPP) loan for $172,000 on May 13, 2020 and ACMG received a PPP loan for $97,382 on May 7, 2020.  The Company is utilizing the loan proceeds according to the CARES Act stated requirements and expects to apply for and receive forgiveness for substantially all of the loan proceeds per the CARES Act.  The loans are recorded as a current liability in the Company’s balance sheet as of June 30, 2020. The loan bears interest at 1% on any amounts not forgiven.  The AHA loan matures on May 13, 2020 and the payments are due to begin on August 28, 2021 only if the loan is not fully forgiven.  The ACMG loan matures on May 7, 2020 and payments are due to begin on August 22, 2021 only if the loan is not fully forgiven. The Company expects both loans to be substantially forgiven.

Operating Lease

The Company has elected to early adopt the provision of ASU 2016-02, “Leases” as of January 1, 2019. The Company currently leases two office spaces, including one from a related party for approximately $750 per month, on a month to month basis at an aggregate base rent of $6,599. As such, the adoption of this standard does not have any effect on the Company. Rent expense was $42,201 and $42,694 for the six months ended June 30, 2020 and 2098, respectively.

Temporary Equity

Series A

Series A Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 50,000,000 shares of Preferred Stock. The Company had 2,662,500 shares of $0.001 par value, Series A Convertible Cumulative Preferred Stock (the “Series A Preferred Stock”) issued and outstanding at June 30, 2020 and December 31, 2019, respectively. Series A Preferred Stock has a stated value of $4.00 per share and is recorded at its redemption value of Series A Preferred Stock was $10,650,000 as of December 31, 2019.

On April 7, 2020 the holder exercised it’s put on all of the outstanding Series A Preferred Stock pursuant to the terms of the holder’s put under the terms and conditions in the Second Amended and Restated Certificate of Designation and the Eighth Addendum to the Stock Purchase Agreement which also increased the put value to $15,000,000. As such, the Company is required to repay this amount in cash by June 30, 2020. Should the Company not settle the put in cash, the Company would forfeit 71% of its ownership in ACMG, or the non-cash portion of the purchase price. This payment deadline was subsequently extended through November 15, 2020 through the Extension Agreement to the Eighth Addendum to the Stock Purchase Agreement. The additional value paid was for the right to additional distributions for the Company’s investment in ACMG and was recorded in March 2020 when the Series A Preferred Stock was reclassified to a current liability in the Company’s balance sheet.

The Series A preferred stock is redeemable by the holders as follows:

(a)     At any time after March 15, 2019, in the event the Company receives investment capital the holder of 1,593,750 shares of Series A preferred stock, shall have the option to put some or all of their Series A preferred stock to the Company at $4.00 per share up to an amount representing 50% of the invested funds. The Company had met this criteria as of December 31, 2019.

(b)    At any time after March 15, 2020, the holder of 1,068,750 shares of Series A preferred stock shall have the option to put some or all of their remaining shares to the Company at $4.00 per share plus accrued but unpaid dividends.

(c)     Beginning on or after March 31, 2020, the holder of all the remaining Series A Preferred Stock then outstanding shall have the option to put some or all of their Series A Preferred Stock to the Company at $4.00 per share plus accrued but unpaid dividends.

In the case of the puts pursuant to section (b) and (c) the Company will pay the amount of Series A Preferred Stock that has been put by holders, plus any accrued but unpaid preferred dividends, on or prior to June 30, 2020.

As a result of the holders’ redemption rights, the Series A Preferred Stock is classified as temporary equity. The Company has elected to recognize changes in the redemption value of the Series A Preferred Stock immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period.

Company’s Redemption:    The Series A preferred stock is redeemable in whole or in part, at the option of the Company for cash in an amount equal to original issue price ($4.00 per share). The Holder has the option to convert rather than accept redemption.

Ranking:    The Series A ranks pari passu with the Series B convertible preferred stock of the Company and ranks junior to the Company’s Series C convertible preferred stock and indebtedness of the Company. The holders of Series A preferred stock have no voting rights except as required by law.

Dividends:    The Company shall pay preferred dividends to the holders Series A preferred stock on the aggregate unconverted and then outstanding principal amount at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after issuance. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted. No dividend may be paid on the common stock until all cumulated preferred dividends have been paid. The Company accrued $319,500 and $267,488 in dividends for the six months ended June 30, 2020 and 2019, respectively. No dividend payments have been made during the six months ended June 30, 2020 and 2019.

Conversion:    In the event that the Company completes an initial public offering of its common stock (“IPO”), then the remaining unconverted shares of Series A Preferred Stock shall immediately become convertible at the a price equal to the greater of 80% of the IPO share price at the date of offering or $4 per share. At any time prior to the IPO date, the Series A preferred stock is convertible, in whole or in part, into the Company’s common stock at the option of the holder at $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Series A Preferred Stock Issuances:    During 2018, the Company issued 1,593,750 shares of Series A preferred shares valued at $5,115,938 with a March 31, 2020 redemption value of $6,375,000, issued as an investment in ACMG. During the six months ended June 30, 2019, the Company issued 1,068,750 shares of Series A preferred shares valued at $3,804,750 with a June 30, 2020 redemption value of $4,275,000 as a further investment in ACMG. The Company has elected to carry the Series A preferred shares at redemption value and accordingly recorded accretion of $470,250 during the six months ended June 30, 2019.

Series C

Series C Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 100,000 shares of Series C Convertible Cumulative Preferred Stock (the “Series C Preferred Stock”). The Company had 54,950 shares of $0.001 par value, Series C Preferred Stock issued and outstanding at June 30, 2020 and December 31, 2019, respectively. Series C Preferred Stock has a stated liquidation value of $100.00 per share. As of June 30, 2020 and December 31, 2019, the aggregate liquidation value of Series C Preferred Stock was approximately $5,495,000 and $5,495,000, respectively. The Series C is contingently redeemable at any time upon a deemed liquidation event, which is not solely within the Company’s control.  As a result, the Series C Preferred Stock is classified as temporary equity. Any discount to liquidation preference of the Series C Preferred Stock is not being accreted as a deemed dividend, as it is not currently probable that the Series C Preferred Stock will become redeemable.

Company’s Redemption:    The Series C preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series C preferred stock is equal to original issue price ($2.00 per share) plus a 30% internal rate of return calculated at the Company’s redemption notice date.

Ranking:    The Series C Preferred Stock is senior in right of payment to all of the Company’s other Preferred Stock and common stock.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series C preferred stock on the aggregate unconverted and then outstanding principal amount of the Series C preferred stock at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, the Series C preferred stock shall be convertible, in whole or in part, into fifty shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion shall be determined by (i) multiplying the number of shares of preferred stock to be converted by the Liquidation Value of $2.00 per share for Series C preferred stock, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. The conversion price of the Series C preferred stock is $2.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations, including adjustment if the Company sells shares of common stock at a price that is lower than the conversion price of the Series C preferred stock or sells other shares of preferred stock of any series with a conversion price lower than the conversion price of the Series C preferred stock, in either case, at the time of purchase, then the Company will adjust the conversion price of the Series C preferred stock according to the Broad Based Weighted Average Formula for Anti-Dilution.

Series C Preferred Stock Issuances:    During 2019, the Company issued 21,250 shares of Series C preferred shares for proceeds of $2,125,000. During 2018, the Company issued 33,700 shares of Series C preferred shares for proceeds of $3,370,000, issued to an investor, the proceeds of which were used as follows:

•        $2,350,000 as additional investment in ACMG,

•        $920,000 went to working capital, and

•        $100,000 went as a loan to ACMG.

Series D

Series D Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 625,000 shares of Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”). The Company had 211,250 and zero shares of $0.001 par value, Series D Preferred Stock issued and outstanding at June 30, 2020 and December 31, 2019, respectively. Series D Preferred Stock has a stated liquidation value of $4.00 per share. As of June 30, 2020 and December 31, 2019, the aggregate liquidation value of Series D Preferred Stock was approximately $845,000 and $0, respectively. The Series D Preferred Stock is contingently convertible to a debenture of the Company with a one year maturity should the Company not complete an initial public offering by December 31, 2020, which is not solely within the Company’s control. As a result, the Series D Preferred Stock is classified as temporary equity.

Company’s Redemption:    The Series D preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series D preferred stock is equal to original issue price ($4.00 per share). Should the Company exercise its redemption right, the holder has the option to convert its shares to common stock rather than accept redemption. In the event that the Company completes an initial public offering no later than December 31, 2020, then the Company may deliver a notice to the holders for a mandatory conversion by all holders of Series D preferred stock at a conversion price equal to 80% of the then existing conversion price.

Ranking:    The Series D Preferred Stock is subordinate to the Series A and Series B Preferred Stock.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series D preferred stock on the aggregate unconverted and then outstanding principal amount of the Series D preferred stock at the rate of 10.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, the Series D preferred stock shall be convertible, in whole or in part, into fifty shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion is determined by (i) multiplying the number of preferred stock to be converted by the liquidation value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result buy the conversion price in effect immediately prior to such conversion. The liquidation value of the Series D preferred stock is $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Series D Preferred Stock Issuances:    During the six months ended June 30, 2020, the Company issued 211,250 shares of Series D Preferred Stock for proceeds of $845,000.

Critical Accounting Policies and Significant Judgments and Estimates

AHA’s consolidated financial statements are prepared in accordance with GAAP in the United States. The preparation of AHA’s consolidated financial statements and related disclosures requires it to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue, costs and expenses, and the disclosure of contingent assets and liabilities in AHA’s financial statements. AHA bases its estimates on historical experience, known trends and events and various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. AHA evaluates its estimates and assumptions on an ongoing basis. AHA’s actual results may differ from these estimates under different assumptions or conditions.

While AHA’s significant accounting policies are described in more detail in Note 2 to AHA’s consolidated financial statements, AHA believes that the following accounting policies are those most critical to the judgments and estimates used in the preparation of its consolidated financial statements.

Comparison of the Year Ended December 31, 2019 and the Year Ended December 31, 2019

The following table summarizes AHA’s consolidated results of operations for the year ended December 31, 2019 and 2018, respectively:

	For the Years ended December 31,
	2019	2018
REVENUES
Shared savings program	$4,736,674	$4,598,289
TOTAL REVENUES	4,736,674	4,598,289

OPERATING COSTS AND EXPENSES
Shared savings	1,834,239	1,645,029
Depreciation and amortization	913,865	535,564
General and administrative	4,389,187	3,431,718
TOTAL OPERATING COSTS AND EXPENSES	7,137,291	5,612,311

LOSS FROM OPERATIONS	(2,400,617)	(1,014,022)

OTHER INCOME (EXPENSE)
Interest expense, net	(24,086)	(359,528)
Other income, net	18,333	2,945
Gain on extinguishment of debt	—	2,490,000
Loss on acquisition of non-controlling interest	—	(296,000)
TOTAL OTHER (EXPENSE) INCOME	(5,753)	1,837,417

(LOSS) INCOME BEFORE INCOME TAXES	(2,406,370)	823,395

INCOME TAX (BENEFIT) PROVISION	(882,946)	48,472

NET (LOSS) INCOME	(1,523,424)	774,923
Net (income) loss attributable to non-controlling interest	25,854	(37,160)

NET (LOSS) INCOME ATTRIBUTABLE TO AHA	(1,497,570)	737,763
Deemed dividends on Series A preferred stock	470,250	1,259,063
Cumulative preferred stock dividends	1,057,875	352,951

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(3,025,695)	$(874,252)
Net loss per share attributable to common shareholders – basic	$(0.28)	$(0.08)
Net loss per share attributable to common shareholders – diluted	$(0.28)	$(0.08)

Weighted average common shares outstanding – basic	10,781,250	10,620,000
Weighted average common shares outstanding – diluted	10,781,250	10,620,000

Net Loss Available to Common Shareholders

Our net loss available to common shareholders for the year ended December 31, 2019 was $(3,025,695), as compared to $874,252 for the year ended December 31, 2018.

Revenue

Our revenue for the year ended December 31, 2019 was $4,736,674, as compared to $4,598,289 for the year ended December 31, 2018, an increase of $138,385 or 3%. The increase in revenue was primarily attributable to the increase in our shared savings program due to organic revenue growth at ACMG, for the year ended December 31, 2019.

Cost of Services

Expenses related to cost of services for the year ended December 31, 2019 were $1,834,239 as compared to $1,645,029 for the year ended December 31, 2018, an increase of $189,210 or 11%. The overall increase was primarily due to an increase in provider bonus payments.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2019 were $4,389,187 as compared to $3,431,718 for the year ended December 31, 2018, an increase of $957,469 or 28%. The overall increase is primarily due to increased professional and accounting fees related to merger and acquisition activity.

Depreciation and Amortization

Amortization expense for the year ended December 31, 2019 was $913,865 as compared to $535,564 for the year ended December 31, 2018. This amount is principally amortization of intangible assets.

Interest Expense

Interest expense for the year ended December 31, 2019 was $24,086 as compared to $359,528 for the year ended December 31, 2018, a decrease of $335,442 or 93%. The decrease was primarily due to the conversion of notes payable to preferred stock in 2018.

Other Income

Other income for the year ended December 31, 2019 was $18,333 as compared to $2,196,945 for the year ended December 31, 2018. Other income for the year ended December 31, 2018 was primarily due to a gain on the extinguishment of debt of $2,490,000 offset by a $296,000 loss on acquisition of non-controlling interest.

Provision for (Benefit from) Income Tax

Income tax benefit was $882,946 for the year ended December 31, 2019, as compared to an income tax provision of $48,472 the year ended December 31, 2018. The increase in tax benefit was due to the reversal of a valuation allowance for certain deferred tax assets in the year ended December 31, 2019 and 2018, respectively.

Net Income (Loss) attributable to Non-Controlling Interest

Net income attributable to Non-Controlling Interest was $25,854 for the year ended December 31, 2019, as compared to a net loss attributable to Non-Controlling Interest of $(37,160) for the year ended December 31, 2019

Dividends

Deemed dividends on Series A Preferred stock was $470,250 and $1,259,063 for the year ended December 31, 2019, and 2018, respectively. Cumulative preferred dividends were $1,057,875 and $352,951 for the year ended December 31, 2019and 2018, respectively.

Liquidity and Capital Resources

Cash and cash equivalents at December 31, 2019 totalled $1,784,102 as compared to $949,840 at December 31, 2018, an increase of $798,262 or 84%.

We have historically financed our operations primarily through internally generated funds and capital raises. We generate cash primarily from Shared savings program. We generally invest cash in money market accounts, which are classified as cash and cash equivalents.

Cash used in operating activities for the year ended December 31, 2019 was $1,588,268, as compared to $239,813 for the year ended December 31, 2018. The cash used in operations during the year ended December 31, 2019 is a function of revenue of $4,736,674 adjusted for the following non-cash operating items: depreciation and amortization of $913,865, deferred income taxes of $882,946, amortization of debt discount of $3,139, stock-based compensation of $8,000, and options issued for services of $3,980 and warrants issued for services of $8,645, offset by an increase in prepaid expenses of $500, an increase in lease deposit of $5,805 and a decrease in accounts payable and accrued expenses of $106,94.

Cash used in investing activities for the  year ended December 31, 2019 was $2,629 as compared to $2,010,000 for the year ended December 31, 2018, due primarily to the purchase of fixed assets during the year ended December 31, 2019, and the purchase of a portion of the noncontrolling interest of ACMG during the  year ended December 31, 2018.

Cash provided by financing activities during the year ended December 31, 2019 was $2,425,158 as compared to $2,995,914 for the year ended December 31, 2018. The cash provided in financing activities during the year ended December 31, 2019 is a function of $750,000 in proceeds on notes payable from related parties, $184,842 in repayments on notes payables to related parties, $2,125,000 in proceeds from the sale of Series C preferred stock, $85,000 in costs on the issuance of preferred stock, and $180,000 in dividends distributions for the year ended December 31, 2019.

Impact of COVID-19 pandemic on the Company’s Business

The Company’s operations have been affected by the recent and ongoing outbreak of the coronavirus disease (“COVID-19”) which was declared a pandemic by the World Health Organization in March 2020. The impact includes the need for employees to work remotely, restrictions on travel affecting the Company’s ability to attend meetings, conferences, consultations and installations and otherwise provide and market its products and services, and disruptions to its customers’ operations which may affect its revenues. The Company benefited from the financing under the CARES Act. The ultimate disruption which may be caused by the outbreak is uncertain; however, it may result in a material adverse impact on the Company’s financial position, operations and cash flows. Possible effects may include, but are not limited to, disruption to the Company’s customers and revenue, absenteeism in the Company’s labor workforce, unavailability of products and supplies used in operations, and a decline in value of assets held by the Company.

Going Concern and Management’s Plans

As of December 31, 2019, the Company had cash balance of $1.7 million and a working capital deficit of approximately $700 thousand. In addition, the Company has a stockholders’ deficit of approximately $4.1 million. For the years ended December 31, 2019 and 2018, the Company incurred a net loss of approximately $1.5 million for 2019 and $700 thousand of income for 2018. The aforementioned factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company does not believe that its capital resources will be sufficient to fund planned operations. As a result, the Company will need additional funds to support its obligations for the next twelve months from the date the financial statements are issued. The Company will seek to raise additional capital as needed, through the issuance of equity, equity-linked or debt securities. Management’s plans and assessment of the probability that such plans will mitigate and alleviate any substantial doubt about the Company’s ability to continue as a going concern, is dependent upon the ability to attain funding to secure additional resources to generate sufficient revenues and increased margin, which without these represent the principal conditions that raise substantial doubt about our ability to continue as a going concern. The Company’s consolidated financial statements as of December 31, 2019 do not include any adjustments that might result from the outcome of this uncertainty.

Funding Requirements

The Company’s capital needs as well as transactions costs of the Business Combination, and anticipated working capital approximate $86,000,000. In order to satisfy these obligations the Company anticipates completing third party financing in the form of debt and equity. No definitive terms of any such financing have been determined.

In addition to a Senior Credit Facility, the Company may simultaneously raise capital through a Private Investment in a Public Entity or Private Placement (the “Private Placement”). Pursuant to a Private Placement

offering the stock is normally sold at a discount to current market value and investors generally purchase unregistered “restricted” stock. The typical Private Placement investor is an institutional investor such as a hedge fund or mutual fund. Private Placements are usually completed by investment banks who act as “Placement Agents” in the transaction.

Contractual Obligations and Commitments

Notes Payable — Stockholders and Related Parties

On October 24, 2019, the Company entered into a Promissory Note Agreement, among the Company and DBraganza RD LLC (“the Lender”), a related party. The Company issued a note with a principal amount of $700,000 (“the Note”) and a six-year warrant to purchase an aggregate 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share, subject to adjustment (the “Warrant”), in exchange for $750,000 of cash proceeds. The Note bears interest at 12.9%, subject to an increase to 18% per annum for defaulted payments. The outstanding principal and any accrued but unpaid interest under the Note, shall is due and payable on the earlier of (a) 5 business days after the Company receives payment pursuant to the Medicare Shared Savings Program for the period ending December 31, 2020 or (b) April 1, 2021. The Company may prepay the Note in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. Irrespective of prepayment, a minimum of 260 days interest or $68,920 will be due to the Lender upon prepayment.

The proceeds received of $750,000 was allocated to the Note and Warrant on a relative fair value basis. As a result, upon issuance of the Note, the Company recognized a debt premium of $28,250, resulting from the proceeds allocation. The initial premium is classified with the Note and is being amortized as a reduction of interest expense over the term of the Note using the effective interest method.

During the years ended December 31, 2019 and 2018, the Company recognized $3,139 and zero, respectively related to the amortization of debt premium on the Note, classified as a reduction of interest expense in the Company’s statement of operations.

The Company has received certain advances from an officer/shareholder. These advances were not formalized in writing, are due on demand, do not bear interest and are uncollateralized. As of December 31, 2019 and 2018, the amounts advanced were $12,249 and $197,091, respectively. In 2019, there was a net repayment of advances of $184,842.

In April 2017, the Company entered into a $3 million loan agreement with two unrelated third-party investors, which bore interest at an annual fixed rate of 10% and matured in June 2018. In connection with this funding, an officer and shareholder of the Company, transferred 125,000 shares of common stock with a fair value of $500,000, from personal holdings to the investors, which was recorded in 2017 as a contribution to additional paid in capital and a corresponding discount to the debt. The debt discount was then accreted over the life of the loan, resulting in an annual effective interest rate of approximately 25%. Accordingly, interest expense on the loans totalled $359,528 for the year ended December 31, 2018. Subsequent to maturity, the loans were converted to Series B preferred stock in June 2018. The fair value of the Series B preferred stock at issuance was $510,000, which resulted in a gain on debt extinguishment of $2,490,000, which is reflected in other income (expense) in the Company’s Consolidated Statement of Operations.

Operating Leases

The Company has elected to early adopt the provision of ASU 2016-02, “Leases” as of January 1, 2019. The Company currently leases two office spaces, including one from a related party for approximately $750 per month, on a month to month basis. These leases in total represent an aggregate monthly base rent of $6,599. As such, the adoption of this standard does not have any effect on the Company. Rent expense was approximately $79,189 and $52,935 for the years ended December 31, 2019 and 2018, respectively.

Temporary Equity

Series A

Series A Preferred Stock — As of December 31, 2019 and 2018, the Company was authorized to issue up to 50,000,000 shares of Preferred Stock. The Company had 2,662,500 and 1,593,750 shares of $0.001 par value, Series A Convertible Cumulative Preferred Stock (the “Series A Preferred Stock) issued and outstanding at December 31, 2019 and 2018, respectively. Series A Preferred Stock has a stated value of $4.00 per share and is recognized at its redemption value of $10,650,000 and $6,375,000, respectively as of December 31, 2019 and 2018.

The Series A preferred stock is redeemable by the holders as follows:

(a)     At any time after March 15, 2019, in the event the Company receives investment capital the holder of 1,593,750 shares of Series A preferred stock, shall have the option to put some or all of their Series A preferred stock to the Company at $4.00 per share up to an amount representing 50% of the invested funds. The Company had met this criteria as of December 31, 2019.

(b)    At any time after March 15, 2020, the holder of 1,068,750 shares of Series A preferred stock shall have the option to put some or all of their remaining shares to the Company at $4.00 per share plus accrued but unpaid dividends.

(c)     Beginning on or after March 31, 2020, the holder of all the remaining Series A Preferred Stock then outstanding shall have the option to put some or all of their Series A Preferred Stock to the Company at $4.00 per share plus accrued but unpaid dividends.

In the case of the puts pursuant to section (b) and (c) the Company will pay the amount of Series A Preferred Stock that has been put by holders, plus any accrued but unpaid preferred dividends, on or prior to June 30, 2020.

As a result of the holders’ redemption rights, the Series A Preferred Stock is classified as temporary equity. The Company has elected to recognize changes in the redemption value of the Series A Preferred Stock immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period.

Company’s Redemption:    The Series A preferred stock is redeemable in whole or in part, at the option of the Company for cash in an amount equal to original issue price ($4.00 per share). The Holder has the option to convert rather than accept redemption.

Ranking:    The Series A ranks pari passu with the Series B convertible preferred stock of the Company and ranks junior to the Company’s Series C convertible preferred stock and any indebtedness of the Company. The holders of Series A preferred stock have no voting rights except as required by law.

Dividends:    The Company shall pay preferred dividends to the holders Series A preferred stock on the aggregate unconverted and then outstanding principal amount at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after issuance. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted. No dividend may be paid on the common stock until all cumulated preferred dividends have been paid. The Company accrued $794,175 and $207,188 in dividends for the years ended December 31, 2019 and 2018, respectively. No dividend payments have been made during the fiscal years ended December 31, 2019 and 2018.

Conversion:    In the event that the Company completes an initial public offering of its common stock (“IPO”), then the remaining unconverted shares of Series A Preferred Stock shall immediately become convertible at the a price equal to the greater of 80% of the IPO share price at the date of offering or $4 per share. At any time prior to the IPO date, the Series A preferred stock is convertible, in whole or in part, into the Company’s common stock on a one for one basis at the option of the holder at $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Series A Preferred Stock Issuances:    During 2018, the Company issued 1,593,750 shares of Series A preferred shares valued at $5,115,938 with a March 31, 2020 redemption value of $6,375,000, issued as an investment in ACMG. The Company has elected to carry the Series A preferred shares at redemption value and accordingly recorded accretion of $1,259,062 in fiscal year 2018 related to the redemption value. During 2019, the Company issued 1,068,750 shares of Series A preferred shares valued at $3,804,750 with a March 31, 2020 redemption value of $4,275,000 as a further investment in ACMG. The Company recorded accretion of $470,250 in fiscal year 2019 to adjust the value of the Series A preferred shares to the redemption value.

On June 5, 2018 and March 8, 2019, a personal guarantee between Fred Sternberg, CEO of AHA (“the guarantor”) and the holders of the Series A Preferred Stock (Cristina Pertierra, Eddy and Susan Fernandez) was executed.  In consideration of the holders accepting preferred stock in the stated amount of $6,375,000 and $4,275,000 respectively, from AHA, the guarantor personally guarantees the payment of the holder’s put as set forth in Section 5 of the preferred stock certificates.

Series C

Series C Preferred Stock — As of December 31, 2019 and 2018, the Company was authorized to issue up to 100,000 shares of Series C Convertible Cumulative Preferred Stock (the “Series C Preferred Stock”). The Company had 54,950 and 33,700 shares of $0.001 par value, Series C Preferred Stock issued and outstanding at December 31, 2019 and 2018, respectively. Series C Preferred Stock has a stated liquidation value of $100.00 per share. As of December 31, 2019, the aggregate liquidation value of Series C Preferred Stock was $5,495,000. The Series C is contingently redeemable at any time upon a deemed liquidation event, which is not solely within the Company’s control.  As a result, the Series C Preferred Stock is classified as temporary equity. Any discount to liquidation preference of the Series C Preferred Stock is not being accreted as a deemed dividend, as it is not currently probable that the Series C Preferred Stock will become redeemable.

Company’s Redemption:    The Series C preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series C preferred stock is equal to original issue price ($2.00 per share) plus a 30% internal rate of return calculated at the Company’s redemption notice date.

Ranking:    The Series C Preferred Stock is senior in right of payment to all of the Company’s other Preferred Stock and common stock.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series C preferred stock on the aggregate unconverted and then outstanding principal amount of the Series C preferred stock at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, one share of Series C preferred stock shall be convertible, in whole or in part, into fifty shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion shall be determined by (i) multiplying the number of shares of preferred stock to be converted by the Liquidation Value of $2.00 per share for Series C preferred stock, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. The conversion price of the Series C preferred stock is $2.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations, including adjustment if the Company sells shares of common stock at a price that is lower than the conversion price of the Series C preferred stock or sells other shares of preferred stock of any series with a conversion price lower than the conversion price of the Series C preferred stock, in either case, at the time of purchase, then the Company will adjust the conversion price of the Series C preferred stock according to the Broad Based Weighted Average Formula for Anti-Dilution.

Series C Preferred Stock Issuances:    During 2019, the Company issued 21,250 shares of Series C preferred shares for proceeds of $2,125,000. During 2018, the Company issued 33,700 shares of Series C preferred shares for proceeds of $3,370,000, issued to an investor, the proceeds of which were used as follows:

•        $2,350,000 as additional investment in ACMG,

•        $920,000 went to working capital, and

•        $100,000 went as a loan to ACMG.

Critical Accounting Policies and Significant Judgments and Estimates

AHA’s consolidated financial statements are prepared in accordance with GAAP in the United States. The preparation of AHA’s consolidated financial statements and related disclosures requires it to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue, costs and expenses, and the disclosure of contingent assets and liabilities in AHA’s financial statements. AHA bases its estimates on historical experience, known trends and events and various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. AHA evaluates its estimates and assumptions on an ongoing basis. AHA’s actual results may differ from these estimates under different assumptions or conditions.

While AHA’s significant accounting policies are described in more detail in Note 2 to AHA’s consolidated financial statements, AHA believes that the following accounting policies are those most critical to the judgments and estimates used in the preparation of its consolidated financial statements

Quantitative and Qualitative Disclosures about Market Risks

Interest Rate Risk

As of December 31, 2019, AHA had cash and cash equivalents of $1,784,102, which consisted of cash and short-term bank deposits.

Emerging Growth Company Status

GVAC is, and the post-Business Combination company will be, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. GVAC may take advantage of these exemptions until it is no longer an emerging growth company. Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period afforded by the JOBS Act for the implementation of new or revised accounting standards. AHA has irrevocably elected not to avail itself of this extended transition period and, as a result, it will adopt new or revised accounting standards on the relevant dates on which adoption of such standards is required for other public companies. GVAC may take advantage of these exemptions up until the last day of the fiscal year following the fifth anniversary of GVAC’s first registration statement filed under the United States Securities Act of 1933, as amended, or such earlier time that it is no longer an emerging growth company. GVAC would cease to be an emerging growth company if it has more than $1.07 billion in annual revenue, it has more than $700.0 million in market value of its shares held by non-affiliates (and it has been a public company for at least 12 months and have filed one annual report on Form 10-K) or it issues more than $1.0 billion of non-convertible debt securities over a three-year period.

Off-Balance Sheet Arrangements

AHA did not have, during the periods presented, and it does not currently have, any off-balance sheet arrangements, as defined in the rules and regulations of the Securities and Exchange Commission.

Recently Issued Accounting Pronouncements

A description of recently issued accounting pronouncements that may potentially impact AHA’s financial position and results of operations is disclosed in Note 2 to AHA’s audited consolidated financial statements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HP

You should read the following discussion and analysis of HP’s financial condition and results of operations together with its consolidated financial statements and the related notes. Some of the information contained in this discussion and analysis or set forth elsewhere, including information with respect to its plans and strategy for its business and related financing, includes forward-looking statements that involve risks, uncertainties and assumptions. You should read the “Special Note Regarding Forward-Looking Statements” and “Risk Factors” for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

The following discussion refers to the financial results of Health Promoters, LLC, Jupiter Medical Group Inc. and Primary Care Associates, Inc.(collectively “HP”), for the six month period ended June 30, 2020 and June 30, 2019, the years ended December 31, 2019 and December 31, 2018. For purposes of this following discussion the terms “we”, ‘our” or “us” and similar references refers to HP and its affiliates.

Overview

HP provides healthcare benefits as a Managed Service Organization to over 8,000 Medicare Advantage members in South Florida under full-risk and partial-risk arrangements through its contract with Humana, Inc., a Center for Medicare and Medicaid Services (CMS) contracted Medicare Advantage organization.

Jupiter Medical Group, Inc. (JMG) provides primary care physician services in Palm Beach County, Florida and participates in a shared savings program through the Palm Beach Accountable Care Organization.

Primary Care Associates, Inc. (PCA) provides primary care physician services in Martin County, Florida and participates in a shared savings program through the Palm Beach Accountable Care Organization.

HP’s primary care physician practice network includes fifty-eight (58) primary care physician practices. JMG owns nine of these practices. PCA owns five of these practices. The remaining primary care practices are independently owned and provide medical services under capitation contracts with HP. In addition to the primary care practices, the PSN includes specialists, ancillary service providers, and hospitals through its agreement with Humana, Inc. Under its risk agreements, HP receives credit for a significant percentage of the monthly Medicare Advantage premiums received by Humana from CMS and is obligated to provide the covered healthcare benefits for its covered members and is responsible for the costs of those services according to its agreement with Humana. To the extent the costs of providing such benefits is less than the related premiums received, HP profits. Conversely, if the costs exceed related premiums, HP loses money. HP re-insures against catastrophic losses and certain diseases annually on a per member basis.

The Medicare Advantage business accounts for substantially all of HP’s revenues. Because the three Companies, HP, JMG, and PCA have common ownership of greater than 50%, these financial statements were combined and any intercompany transactions between the Companies were eliminated for the purposes of presenting the combined financial statements.

Consolidated Results of Operations

Comparison of the Six Month Period Ended June 30, 2020, and the Six Month Period Ended June 30, 2019

The following table summarizes HP’s consolidated results of operations for the six month period ended June 30, 2020 and, 2019, respectively:

	Six months ended
	June 30, 2020	June 30, 2019
Revenue
Capitation	$41,515,296	$34,008,197
Fee-for-service, net of contractual allowances and discounts	5,027,947	4,727,391
Shared savings program	177,333	79,596
Total revenue	46,720,576	38,815,184

Operating expenses
Capitation services costs	32,869,452	27,009,125
General and administrative expenses	7,938,948	7,313,008
Depreciation and amortization	396,488	185,843
Total operating expenses	41,204,888	34,507,976

Income from operations	5,515,688	4,307,208

Other income
Other income	7,462	33,225
Interest income	373	808
Total other income	7,835	34,033
Net income	$5,523,523	$4,341,241

Net Income Attributable to HP.

Our net income attributable to HP for the six months ended June 30, 2020 was $5.5 million, as compared to net income attributable to HP of $4.3 million for six months ended June 30, 2019, an increase of $1.2 million.

Primary Care Physician Practices

As of the six months ended June 30, 2020 and six months ended June 30, 2019, we managed a total of 58 primary care physician practices physician practices. HP owns 12 of these practices.

Revenue

Our revenue for the six months ended June 30, 2020 was $46.7 million, as compared to $38.8 million for the six months ended June 30, 2019, an increase of $7.9 million, or 20%. The increase in revenue was primarily attributable to the following;

(i)     an increase of $7 million in capitation revenue due to increases in membership and capitation rates.

(ii)    an increase in fee-for-service revenue of $300,000 due to an increase in patients for whom we managed the delivery of healthcare from the purchase of medical practices.

(ii)    an increase of $97,737 in shared savings revenue primarily due to favorable healthcare utilization trends within its shared savings program with PBACO.

Capitation revenue, fee-for service revenue and risk pool revenue contributed 86%, 11% and 3%, respectively to our total Revenue for the six months ended June 30, 2020.

Cost of Services

Expenses related to cost of services for the six months ended June 30, 2020 were $32.9 million, as compared to $27 million for the six months ended June 30, 2019, an increase of $5.9 million, or 22%. The overall increase was due to a $5.2 million increase in medical claims, capitation and other health services expenses, and a $0.7 million increase in provider bonus payments.

General and Administrative Expenses

General and administrative expenses for the six months ended June 30, 2020 were $7.9 million, as compared to $7.3 million for the six months ended June 30, 2020, an increase of $600,000, or 8%. The overall increase is primarily due to increased acquisitions of practices in 2019.

Depreciation and Amortization

Depreciation and amortization expense for the six months ended June 30, 2020 was $396,488 as compared to $185,843 for six months ended June 30, 2019. This amount includes depreciation of property and equipment and the amortization of intangible assets.

Other Income

Other Income was $7,462 and 33,225 for the six months ended June 30, 2020 and 2019, respectively. Interest expense was $373 and $808 for the six months ended June 30, 2020 and 2019, respectively.

Liquidity and Capital Resources

Cash and cash equivalents at June 30, 2020 totalled $3.5 million as compared to $3.1 million at June 30,2019, an increase of $500.000, or 16%.

We have historically financed our operations primarily through internally generated funds. We generate cash primarily from capitation and shared savings programs as well as physician office fee-for-service reimbursements. We generally invest cash in money market accounts, which are classified as cash and cash equivalents. We believe we have sufficient liquidity to fund our operations at least through the next 12 months. from the date of the issuance of the financial statements

Cash provided by operating activities for the six months ended June 30, 2020 was $2.4 million, as compared to $2.9 million for the six months ended June 30, 2019. The cash provided from operations during the six months ended June 30, 2020 is a function of net income of $5.5 million, adjusted for the following operating items: depreciation and amortization of $396,488, PPP advances of $1,555,721 and increase in accounts payable and accrued expenses of $22,813; offset by an increase of $2,907,147 in accounts receivable, an increase in prepaid expenses and other assets of $2,092,665, and an increase of $60,413 in deposits.

Cash provided by investing activities for the six months ended June 30, 2020 was $ 372,676 as compared to cash used in investing activities of $277,902 for the six months ended June 30, 2019. Cash provided by investing activities for the six months ended June 30, 202 was due primarily to $728,976 in membership participation in ACO and $356,300 for the purchase of medical property and equipment.

Cash used in financing activities for the six months ended June 30, 2020 was $2.3 million as compared to $2.5 million for the six months ended June 30, 2019. This change was primarily due to $2.2 million in partner distributions, $117,208 in payments on notes payable offset by proceeds of $36,552 in related party loans for the six months ended June 30, 2020.

Contractual Obligations and Commitments

The following summarizes HP’s contractual obligations as of June 30, 2020 and the effects that such obligations are expected to have on HPs liquidity and cash flows in future periods:

Notes Payable

Notes payable totalled $267,922 and $367,534 as of June 30, 2020 and December 31, 2019, respectively. Notes payable consisted of two notes payable related to practice acquisitions totaling $247,053 and $342,705 as of June 30, 2020 and December 31, 2019, respectively and a note to finance x-ray equipment of $20,869 and $24,829 as of June 30, 2020 and December 31, 2019, respectively. The note related to the equipment is collateralized by the underlying equipment. The notes related to the practice acquisitions do not bear interest and are uncollateralized.

Advances — Related Party

Shareholder Advances

Jupiter Medical Group has received certain advances from an officer and shareholder. These advances were not formalized in writing, have no stated maturity, do not bear interest and are uncollateralized. As of June 30, 2020 and December 31, 2019, shareholder loans totalled approximately $1,449,572 million and 1,413,020, respectively.

HP leases office space and certain equipment under operating and lease agreements, expiring in various years through 2030. Certain leases contain annual rent escalation clauses and auto-renewal features. HP does not have any capital leases.

Rent expense totalled $934,076 and $743,937 for the years ended December 31, 2019 and 2018, respectively.

Critical Accounting Policies and Significant Judgments and Estimates

HP’s consolidated financial statements are prepared in accordance with GAAP in the United States. The preparation of HP’s consolidated financial statements and related disclosures requires it to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue, costs and expenses, and the disclosure of contingent assets and liabilities in HP’s financial statements. HP bases its estimates on historical experience, known trends and events and various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. HP evaluates its estimates and assumptions on an ongoing basis. HP’s actual results may differ from these estimates under different assumptions or conditions.

While HP’s significant accounting policies are described in more detail in Note 2 to HP’s consolidated financial statements, HP believes that the following accounting policies are those most critical to the judgments and estimates used in the preparation of its consolidated financial statements.

Comparison of the Year Ended December 31, 2019 and the Year Ended December 31, 2019

The following table summarizes HP’s consolidated results of operations for the year ended December 31, 2019 and 2018, respectively:

	Year ended December 31, 2019	Year ended December 31, 2018
Revenue
Capitation	71,525,344	59,271,277
Fee-for-service, net of contractual allowances and discounts	10,169,270	8,879,828
Shared savings program	3,988,920	1,987,769
Total revenue	85,683,534	70,138,874

Operating expenses
Capitation services costs	58,880,271	51,266,571
General and administrative expenses	17,196,896	13,755,893
Depreciation and amortization	485,541	363,402
Total operating expenses	76,562,708	65,385,866

Income from operations	9,120,826	4,753,008

Other (expense) income
Other expense	(473,837)	(171,527)
Interest (expense) income	(471)	926
Total other expense	(474,308)	(170,601)
Net income	$8,646,518	$4,582,407

Net Income Attributable to HP.

Our net income attributable to HP for the year ended December 31, 2019 was $8.6 million, as compared to net income attributable to HP of $4.6 million for the year ended December 31, 2018, an increase of $4 million.

Primary Care Physician Practices

As of the years ended December 31, 2019 and December 31, 2018, we managed a total of 58 primary care physician practices physician practices. HP owns 12 of these practices.

Revenue

Our revenue for the year ended December 31, 2019 was $85.7 million, as compared to $70.1million for the year ended December 31, 2018, an increase of $15.6 million, or 22%. The increase in revenue was primarily attributable to the following;

(i)     an increase of $12.2 million in capitation revenue due to increases in membership and capitation rates.

(ii)    an increase in fee-for-service revenue of $1.2 million due to an increase in patients for whom we managed the delivery of healthcare primarily from the purchase of medical practices.

(ii)    an increase of $2 million in shared savings revenue due to favorable healthcare utilization trends within its shared savings program with PBACO.

Capitation revenue, fee-for service revenue and risk pool revenue contributed 85%, 11% and 4%, respectively to our total Revenue for the year ended December 31, 2019.

Cost of Services

Expenses related to cost of services for the year ended December 31, 2019 were $58.9 million, as compared to $51.2 million for the year ended December 31, 2018, an increase of $7.7 million, or 15%. The overall increase was due to a $7.0 million increase in medical claims, capitation and other health services expenses, and a $0.6 million increase in provider bonus payments.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2019 were $17.1 million, as compared to $13.8 million for the year ended December 31, 2018, an increase of $3.3 million, or 23%. The overall increase is primarily due to increased acquisitions of practices in 2019 and provider bonuses related to increased shared savings program revenue.

Depreciation and Amortization

Depreciation and amortization expense for the year ended December 31, 2019 was $485,541 as compared to $363,402 for the year ended December 31, 2018. This amount includes depreciation of property and equipment and the amortization of intangible assets.

Other Expense

Other expense for the year ended December 31, 2019 was $473,837 as compared to other expense of $171,527 for the year ended December 31, 2018. This increase is related to a conservation easement expense incurred in 2019 to provide tax benefit to pass through owner.

Interest (Expense) Income

Interest expense for the year ended December 31, 2019 was $471 as compared to interest income of $926 million for the year ended December 31, 2018.

Liquidity and Capital Resources

Cash and cash equivalents at December 31, 2019 totalled $3.1 million as compared to $2.1 million at December 31, 2018, an increase of $1 million, or 47%.

We have historically financed our operations primarily through internally generated funds. We generate cash primarily from capitations, fees for medical management services provided to our affiliated physician groups, as well as fee-for-service reimbursements. We generally invest cash in money market accounts, which are classified as cash and cash equivalents. We believe we have sufficient liquidity to fund our operations at least through the next 12 months from the date of the issuance of the financial statements.

Cash provided by operating activities for the year ended December 31, 2019 was $8.9 million, as compared to $4.9 million for the year ended December 31, 2018. The cash used in operations during the year ended December 31, 2019 is a function of net income of $8.6 million, adjusted for the following non-cash operating items: depreciation and amortization of $485,541, offset by an increase of $543,178 in accounts receivable, an increase of $ 12,204 in prepaid expenses, an increase of $390,339 in accounts payable and accrued expenses and an increase of $10,799 in deposits and other assets.

Cash used in investing activities for the year ended December 31, 2019 was $1.9 million as compared to $200,078 for the year ended December 31, 2018, due primarily to $1.5 million for the purchase of medical practices, $315,145 in investments for membership contributions to participate in the shared savings plans, and $152,094 for the purchase of property and equipment for the year ended December 31, 2019.

Cash used in financing activities for the year ended December 31, 2019 was $6 million as compared to $4.9 million for the year ended December 31, 2018. This change was primarily due to $7.5 million in partner distributions offset by $52,136 in proceeds from notes payable and $1.4 million in related party loans for the year ended December 31, 2019.

Contractual Obligations and Commitments

The following summarizes HP’s contractual obligations as of June 30, 2020 and the effects that such obligations are expected to have on HPs liquidity and cash flows in future periods:

Notes Payable

Notes payable totalled $385,130 and $32,994 as of December 31, 2019 and 2018, respectively. Notes payable consisted of two notes payable related to practice acquisitions totaling $360,301 and $0 as of December 31, 2019 and 2018, respectively and a note to finance x-ray equipment of $24,829 and $32,994 as of December 31, 2019 and 2018, respectively. The note related to the equipment is collateralized by the underlying equipment. The notes related to the practice acquisitions do not bear interest and are uncollateralized. Per the terms of the agreement, $75,000 of the practice acquisitions notes payable balance was paid prior to May 31, 2020 and the remaining $285,301 of the notes payable balance is expected to be paid by December 31, 2020.

Advances — Related Party

Shareholder Advances

Jupiter Medical Group has received certain advances from an officer and shareholder. These advances were not formalized in writing, have no stated maturity, do not bear interest and are uncollateralized. As of December 31, 2019 and 2018, shareholder loans totalled approximately $1,413,020 and 25,000, respectively.

Operating Leases

The following table summarizes HP’s contractual obligations as of December 31, 2019 and the effects that such obligations are expected to have on HPs liquidity and cash flows in future periods:

HP leases office space and certain equipment under operating and lease agreements, expiring in various years through 2030. Certain leases contain annual rent escalation clauses and auto-renewal features. HP does not have any capital leases.

Rent expense totalled $934,076 and $743,937 for the years ended December 31, 2019 and 2018, respectively.

For years subsequent to December 31, 2019, future minimum payments for all operating lease obligations that have initial non-cancellable lease terms exceeding one year, net of rental income from subleases are as follows and excluding any charges for common area maintenance for which the Company is invoiced once the amounts are known:

December 31,	Operating Leases
2020	$427,897
2021	356,602
2022	363,096
2023	369,736
2024	335,976
Thereafter	579,276
Total	$2,432,583

Critical Accounting Policies and Significant Judgments and Estimates

HP’s consolidated financial statements are prepared in accordance with GAAP in the United States. The preparation of HP’s consolidated financial statements and related disclosures requires it to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue, costs and expenses, and the disclosure of contingent assets and liabilities in HP’s financial statements. HP bases its estimates on historical experience, known trends and events and various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. HP evaluates its estimates and assumptions on an ongoing basis. HP’s actual results may differ from these estimates under different assumptions or conditions.

While HP’s significant accounting policies are described in more detail in Note 2 to HP’s consolidated financial statements, HP believes that the following accounting policies are those most critical to the judgments and estimates used in the preparation of its consolidated financial statements.

Quantitative and Qualitative Disclosures about Market Risks

Interest Rate Risk

As of December 31, 2019, HP had cash and cash equivalents of $3,052,952, which consisted of cash and short-term bank deposits.

Emerging Growth Company Status

GVAC is, and the post-Business Combination company will be, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. GVAC may take advantage of these exemptions until it is no longer an emerging growth company. Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period afforded by the JOBS Act for the implementation of new or revised accounting standards. AHA has irrevocably elected not to avail itself of this extended transition period and, as a result, it will adopt new or revised accounting standards on the relevant dates on which adoption of such standards is required for other public companies. GVAC may take advantage of these exemptions up until the last day of the fiscal year following the fifth anniversary of GVAC’s first registration statement filed under the United States Securities Act of 1933, as amended, or such earlier time that it is no longer an emerging growth company. GVAC would cease to be an emerging growth company if it has more than $1.07 billion in annual revenue, it has more than $700.0 million in market value of its shares held by non-affiliates (and it has been a public company for at least 12 months and have filed one annual report on Form 10-K) or it issues more than $1.0 billion of non-convertible debt securities over a three-year period.

Off-Balance Sheet Arrangements

HP did not have, during the periods presented, and it does not currently have, any off-balance sheet arrangements, as defined in the rules and regulations of the Securities and Exchange Commission.

Recently Issued Accounting Pronouncements

A description of recently issued accounting pronouncements that may potentially impact HP’s financial position and results of operations is disclosed in Note 2 to HP’s audited consolidated financial statements.

UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements of GreenVision Acquisition Corp. (“GreenVision”) present the combination of the financial information of GreenVision, Accountable Healthcare America, Inc. and its subsidiary ACMG (“AHA”), Health Promoters Limited Liability Company (“HP”), and Jupiter Medical Group, Inc. (“JMG”), and Primary Care Associates, Inc. (“PCA”) (together with ACMG, HP and JMG collectively, the Combined Companies), adjusted to give effect to the Business Combination of the Combined companies and the reverse recapitalization of AHA and the Combined Companies with GreenVision. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The Company believes that AHA is the accounting acquirer of the Combined Companies.

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 combines the historical balance sheet of GreenVision and the historical balance sheet of AHA and the historical balance sheet of the Combined Companies, on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on June 30, 2020. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the six months ended June 30, 2020, combine the historical statements of operations of GreenVision, AHA and the Combined Companies on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on January 1, 2019, the beginning of the earliest period presented:

•        Redemption of all but 490,200 shares of GreenVision common stock issued in its IPO and payment from IPO trust account to redeeming shareholders other than the sum of $5,000,001.

•        the consummation of the acquisition of the Combined Companies by AHA;

•        the issuance and sale by AHA of 5,000,000 shares of Common Stock for a purchase price of $10.00 per share and an aggregate purchase price of $50.0 million in a private placement transaction, less fees of approximately $3.0 million;

•        the consummation by AHA of debt financing (from a financial institution or other source) in the principal amount of $30.0 million;

•        the conversion of all of AHA’s Series C, D and E convertible preferred stock (with accrued dividends) and convertible promissory note and exchange of notes payable into AHA common stock;

•        the $15.0 million payment of related to AHA’s existing Series A convertible preferred stock put liability; and

•        Other than with respect to 338,046 warrants, the conversion of all outstanding AHA shares, stock options and warrants into GreenVision common stock, stock options and warrants (with appropriate changes to the quantity and exercise prices of the stock options and warrants).

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Business Combination; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on GreenVision results following the completion of the Business Combination.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•        the accompanying notes to the unaudited pro forma condensed combined financial statements;

•        the historical audited financial statements of GreenVision for the period from September 11, 2019 (inception) through December 31, 2019 and the related notes, each of which is incorporated by reference;

•        the historical audited financial statements of AHA as of and for the year ended December 31, 2019 and the related notes, each of which is incorporated by reference

•        the historical audited financial statements of the Combined Companies as of and for the year ended December 31, 2019 and the related notes, which is incorporated by reference; and

•        the historical unaudited financial statements of GreenVision as of and for the six months ended June 30, 2020 and the related notes, each of which is incorporated by reference;

•        the historical unaudited financial statements of AHA as of and for the six months ended June 30, 2020 and the related notes, each of which is incorporated by reference;

•        the historical unaudited financial statements of the Combined Companies as of and for the six months ended June 30, 2020 and the related notes, which is incorporated by reference; and

•        other information relating to GreenVision, AHA and the Combined Companies contained in the Proxy Statement, including the Business Combination Agreement and the description of certain terms thereof set forth in the section entitled “The Business Combination.”

Pursuant to GreenVision’s existing amended and restated certificate of incorporation, Public Stockholders (as defined in the Proxy Statement) were offered the opportunity to redeem, upon the closing of the Business Combination, shares of GreenVision Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account (as defined in the Proxy Statement).

The unaudited pro forma condensed combined financial statements present two redemption scenarios as follows:

•        Assuming No Redemption — this scenario assumes that no publicly held shares of GreenVision Common Stock are redeemed; and

•        Assuming Maximum Redemption — this scenario assumes that 5,259,800 shares of GreenVision Common Stock are redeemed for an aggregate payment of approximately $52.8 million (based on the estimated per share redemption price of approximately $10.05 per share) from the Trust Account.

Notwithstanding the legal form of the Business Combination pursuant to the Business Combination Agreement, the Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, GreenVision is treated as the acquired company and AHA is treated as the acquirer for financial statement reporting purposes. AHA has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•        AHA’s existing shareholders have the greatest voting interest in the combined company with over 59% voting interest;

•        AHA’s directors represent four of the five board seats for the combined company’s board of directors;

•        AHA’s existing shareholders have the ability to control decisions regarding election and removal of directors and officers of the combined company’s executive board of directors; and

•        AHA’s senior management continues as the senior management of the combined company.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of GreenVision following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2020
(in thousands)

	GREENVISION Historical	AHA Historical	HP, JMP and PCA	AHA / HP, JMP and PCA	Notes	AHA Pro Forma	Assuming No Redemptions			Assuming Maximum Redemptions
							Pro Forma Adjustments	Notes	Pro Forma Combined	Pro Forma Adjustments	Notes	Pro Forma Combined
			Historical	Adjustments
Assets
Cash	$202	$667	$3,532	$77,000	(1) a	$3,634	$57,840	(2) a	$59,476	$57,840	(2) a	$6,636
				(60,000)	(1) b		(2,200)	(2) b		(2,200)	(2) b
				(15,000)	(1) d					(52,840)	(2) d
				(2,565)	(1) e
Accrued expenses	—	130	—	—		130	—		130	—		130
Receivables	—	—	5,096	—		5,096	—		5,096	—		5,096
Prepaid expenses and other current assets	52	—	2,222	—		2,222	—		2,274	—		2,274
Total current assets	254	797	10,850	(565)		11,082	55,640		66,976	2,800		14,136
Cash and marketable securities held in Trust Account	57,840	—	—	—		—	(57,840)	(2) a	—	(57,840)	(2) a	—
Property and equipment, net	—	2	1,350	—		1,352	—		1,352	—		1,352
Goodwill	—	6,220	—	52,507	(1) b	58,727	—		58,727	—		58,727
Software	—	15,000	—	—		15,000	—		15,000	—		15,000
Intangible assets	—	7,354	1,015	(1,015)	(1) b	61,224	—		61,224	—		61,224
				53,870	(1) b
Investments	—	—	220	—		220	—		220	—		220
Other assets	6	18	122	—		140	—		146	—		146
Non-current assets	57,846	28,594	2,707	105,362		136,663	(57,840)		136,669	(57,840)		136,669
Total assets	$58,100	$29,391	$13,557	$104,797		$147,745	$(2,200)		$203,645	$(55,040)		$150,805

Liabilities
Accounts payable	$96	$262	$302	$—		$564	$—		$660	$—		$660
Accrued expenses	—	805	1,530	—		2,335	—		2,335	—		2,335
PPP advances	—	260	1,556	—		1,816	—		1,816	—		1,816
Accrued dividends	—	555	—	(555)	(1) c	—	—		—	—		—
Notes payable	—	2,998	—	(2,998)	(1) c	—	—		—	—		—
Notes payable – stockholders and related parties	—	719	—	(719)	(1) e	—	—		—	—		—
Related party loans	—	—	1,450	(1,450)	(1) e	—	—		—	—		—
Convertible promissory note	—	350	—	(350)	(1) c	—	—		—	—		—
Series A put liability	—	15,000	—	(15,000)	(1) d	—	—		—	—		—
Acquisition liability	—	11,530	—	(11,530)	(1) c	—	—		—	—		—
Loans payable	—	128	—	(128)	(1) e	—	—		—	—		—
Notes payable – current portion	—	—	250	(250)	(1) e	—	—		—	—		—
Total current liabilities	96	32,607	5,088	(32,980)		4,715	—		4,811	—		4,811

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2020 – (continued)
(in thousands)

	GREENVISION Historical	AHA Historical	HP, JMP and PCA	AHA / HP, JMP and PCA	Notes	AHA Pro Forma	Assuming No Redemptions			Assuming Maximum Redemptions
							Pro Forma Adjustments	Notes	Pro Forma Combined	Pro Forma Adjustments	Notes	Pro Forma Combined
			Historical	Adjustments
Notes payable, net of current portion	—	—	18	(18)	(1) e	—	—		—	—		—
Bank loan payable	—	—	—	30,000	(1) a	30,000	—		30,000	—		30,000
Deferred tax liabilities	—	600	—	13,656	(1) b	14,256	—		14,256	—		14,256
Contingent consideration	—	—	—	21,187	(1) b	21,187	—		21,187	—		21,187
Deferred consideration	—	—	—	2,970	(1) b	2,970	—		2,970	—		2,970
Total non-current liabilities	—	600	18	67,795		68,413	—		68,413	—		68,413
Total liabilities	96	33,207	5,106	34,815		73,128	—		73,224	—		73,224

Commitments

Common stock subject to possible redemptions	53,004	—	—	—		—	(53,004)	(2) d	—	(53,004)	(2) d	—
Convertible preferred stock – Series A	—	—	—	—		—	—		—	—		—
Convertible preferred stock – Series C	—	5,495		(5,495)	(1) c	—	—		—	—		—
Convertible preferred stock – Series D	—	845		(845)	(1) c	—	—		—	—		—

Equity
Preferred stock	—	—	—	—		—	—		—	—		—
Common stock	—	13	—	(13)	(1) c	—	—		—	—		—
Units and stock	—	—	1	(1)	(1) b	—	—		—	—		—
Additional paid in capital	5,025	(337)	31	47,000	(1) a	89,449	(2,200)	(2) b	145,253	(2,200)	(2) b	92,413
				15,969	(1) b		(25)	(2) c		(25)	(2) c
				26,786	(1) c		53,004	(2) d		164	(2) d
Members’ equity	—	—	6,653	(6,653)	(1) b	—	—		—	—		—
Retained earnings (accumulated deficit)	(25)	(9,832)	1,766	(1,766)	(1) b	(14,832)	25	(2) c	(14,832)	25	(2) c	(14,832)
				(5,000)	(1) c
Total equity	5,000	(10,156)	8,451	76,322		74,617	50,804		130,421	(2,036)		77,581
Total liabilities and stockholders’ equity	$58,100	$29,391	$13,557	$104,797		$147,745	$(2,200)		$203,645	$(55,040)		$150,805

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019
(in thousands, except share and per share data)

				Assuming No Redemptions				Assuming Maximum Redemptions
	GREENVISION	AHA	HP, JMP and PCA	Pro Forma Adjustments	Notes		Pro Forma Combined	Pro Forma Adjustments	Notes		Pro Forma Combined
Revenues	$—	$4,737	$85,684	$—			$90,421	$—			$90,421

Operating expenses
Selling, general and administrative expenses	108	7,137	76,563	10,774	(1	) c	94,582	10,774	(1	) c	94,582
Operating expenses	108	7,137	76,563	10,774			94,582	10,774			94,582
Operating profit	(108)	(2,400)	9,121	(10,774)			(4,161)	(10,774)			(4,161)
Interest and financing costs
Interest income (expense)	93	(24)	—	(1,200)	(1	) a	(1,224)	(1,200)	(1	) a	(1,224)
				(93)	(1	) b		(93)	(1	) b
Other	—	18	(474)	—			(456)	—			(456)
Investment income from investments held in Trust Account	(1)	—	—	1	(1	) b	—	1	(1	) b	—
Total interest and financing	92	(6)	(474)	(1,292)			(1,680)	(1,292)			(1,680)
Income (loss) before income taxes	(16)	(2,406)	8,647	(12,066)			(5,841)	(12,066)			(5,841)
Income tax (expense) benefit	3	883	—	2,728	(1	) c	3,614	2,728	(1	) c	3,614
Net income (loss)	(13)	(1,523)	8,647	(9,338)			(2,227)	(9,338)			(2,227)
Net income attributable to non-controlling interest	—	26	—	—			26	—			26
Net income (loss) attributable to AHA	(13)	(1,497)	8,647	(9,338)			(2,201)	(9,338)			(2,201)
Deemed dividends on Series A preferred stock	—	(470)	—	470	(1	) d	—	470	(1	) d	—
Convertible preferred stock dividends	—	(1,058)	—	1,058	(1	) d	—	1,058	(1	) d	—
Net income (loss) attributable to common stockholders	$(13)	$(3,025)	$8,647	$(7,810)			$(2,201)	$(7,810)			$(2,201)

Weighted average share outstanding
Basic				28,673,566	(1	) e	28,673,566	23,413,766	(1	) e	23,413,766
Diluted				28,673,566	(1	) e	28,673,566	23,413,766	(1	) e	23,413,766
Income (loss) per share atributable to common stockholders
Basic							$(0.08)				$(0.09)
Diluted							$(0.08)				$(0.09)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2020
(in thousands, except share and per share data)

				Assuming No Redemptions				Assuming Maximum Redemptions
	GREENVISION	AHA	HP, JMP and PCA	Pro Forma Adjustments	Notes		Pro Forma Combined	Pro Forma Adjustments	Notes		Pro Forma Combined
Revenues	$—	$—	$46,721	$—			$46,721	$—			$46,721

Operating expenses
Selling, general and administrative expenses	355	2,908	41,205	5,387	(1	) c	49,855	5,387	(1	) c	49,855
Operating expenses	355	2,908	41,205	5,387			49,855	5,387			49,855
Operating profit	(355)	(2,908)	5,516	(5,387)			(3,134)	(5,387)			(3,134)
Interest and financing costs
Interest income (expense)	340	(67)	—	(600)	(1	) a	(667)	(600)	(1	) a	(667)
				(340)	(1	) b		(340)	(1	) b
Other income (expense)	—	6	8	—			14	—			14
Total interest and financing	340	(61)	8	(940)			(653)	(940)			(653)
Income (loss) before income taxes	(15)	(2,969)	5,524	(6,327)			(3,787)	(6,327)			(3,787)
Income tax expense	3	727	—	1,363	(1	) c	2,093	1,363	(1	) c	2,093
Net income (loss)	(12)	(2,242)	5,524	(4,964)			(1,694)	(4,964)			(1,694)
Deemed dividends on Series A preferred stock	—	(3,236)	—	3,236	(1	) d	—	3,236	(1	) d	—
Cumulative dividends on convertible preferred stock	—	(574)	—	574	(1	) d	—	574	(1	) d	—
Net income (loss) attributable to common stockholders	$(12)	$(6,052)	$5,524	$(1,154)			$(1,694)	$(1,154)			$(1,694)

Weighted average share outstanding
Basic				28,673,566	(1	) e	28,673,566	23,413,766	(1	) e	23,413,766
Diluted				28,673,566	(1	) e	28,673,566	23,413,766	(1	) e	23,413,766
Income (loss) per share atributable to common stockholders
Basic							$(0.06)				$(0.07)
Diluted							$(0.06)				$(0.07)

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.     Basis of Presentation

The GreenVision business combination with AHA and the Combined Companies is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, GreenVision is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of AHA issuing stock for the net assets of GreenVision, accompanied by a recapitalization. The net assets of GreenVision are stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 gives pro forma effect to the Business Combination as if it had been consummated on June 30, 2020. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 and the six months ended June 30, 2020, give pro forma effect to the Business Combination as if it had been consummated on January 1, 2019.

The unaudited pro forma condensed combined balance sheet as of June 30, 2020 has been prepared using, and should be read in conjunction with, the following:

•        GreenVision’s audited balance sheet as of June 30, 2020 and the related notes, which is incorporated by reference; and

•        AHA’s audited balance sheet as of June 30, 2020 and the related notes, which is attached as an exhibit to this filing and incorporated by reference.

•        The Combined Companies’ audited balance sheet as of June 30, 2020 and the related notes, which is attached as an exhibit to this filing and incorporated by reference.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019 has been prepared using, and should be read in conjunction with, the following:

•        GreenVision’s audited statement of operations for the period from September 11, 2019 (inception) through December 31, 2019 and the related notes, which is incorporated by reference; and

•        AHA’s audited statement of operations for the year ended December 31, 2019 and the related notes, which is incorporated by reference.

•        The Combined Companies’ audited statement of operations for the year ended December 31, 2019 and the related notes, which is incorporated by reference.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2020 has been prepared using, and should be read in conjunction with, the following:

•        GreenVision’s unaudited statement of operations for the six months ended June 30, 2020 and the related notes, which is incorporated by reference; and

•        AHA’s unaudited statement of operations for the six months ended June 30, 2020 and the related notes, which is incorporated by reference.

•        The Combined Companies’ unaudited statement of operations for the six months ended June 30, 2020 and the related notes, which is incorporated by reference.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of GreenVision, AHA and the Other Subsidiaries.

2.     Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company. GreenVision and AHA have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2020 are as follows:

(1)    Represents pro forma adjustments to AHA

a       Reflects the issuance and sale by AHA of 5,000,000 shares of Common Stock for a purchase price of $10.00 per share and an aggregate purchase price of $50.0 million in a private placement transaction, less fees of approximately $3.0 million and the consummation by AHA of debt financing (from a financial institution or other source) in the principal amount of $30.0 million.

b       Reflects the AHA acquisition of the Other Subsidiaries for $100.2 million (cash of $60.0 million, equity of $16.0 million, contingent consideration of $21.2 million and deferred consideration of $3.0 million.

Cash	$3,532
Receivables	5,096
Prepaid expenses and other current assets	2,222
Property and equipment, net	1,350
Goodwill	52,507
Humana / ACO contracts	51,870
Physician practise relationships	2,000
Investments	220
Other assets	122
Accounts payable	(302)
Accrued expenses	(1,530)
PPP advances	(1,556)
Related party loans	(1,450)
Notes payable – current portion	(250)
Notes payable, net of current portion	(18)
Deferred tax liabilities	(13,656)
Total consideration	$100,157

c       Reflects the conversion of all of AHA’s Series C, D and E convertible preferred stock (with accrued dividends) and convertible promissory note and exchange of notes payable into AHA common stock.

d       Reflects the $15.0 million payment of related to AHA’s existing Series A convertible preferred stock put liability.

e       Reflects the repayment of AHA’s Notes payable – stockholders and related parties and loans payable and the Other Subsidiaries’ related party loans, notes payable – current portion and notes payable, net of current portion.

(2)    Represents pro forma adjustments to the condensed combined balance sheet:

a       Reflects the reclassification of cash and investments held in the Trust Account that becomes available following the Business Combination.

b       Represents transaction costs of approximately $2.2 million incurred in consummating the Business Combination. Includes legal, financial advisory and other professional fees related to the Business Combination. These costs are not included in the unaudited pro forma condensed combined statement of operations as they are deemed to not have a continuing impact on the results of the post-combination company.

c       Reflects the reorganization of equity.

d       Reflects a pro forma adjustment for an assumed $52.8 million in common stock redemptions (5,259,800 common stock shares at approximately $10.05 per common share).

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

(1)    The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and for the six months ended June 30, 2020 are as follows:

a       Represents pro forma adjustment related to interest expense on bank loans (assumed interest rate of 4.00% established in the Business Combination.

b       Represents pro forma adjustment to eliminate interest income and investment income related to the Trust Account.

c       Reflects pro forma adjustment for the amortization of the intangible assets and the deferred tax liabilities.

d       Represents pro forma adjustment to eliminate accretion of preferred stock and dividends on convertible preferred stock which was converted into common stock or paid back in the Business Combination.

e       Represents the increase in the weighted average shares outstanding due to the issuance of common stock (and redemptions in the Assuming Maximum Redemptions scenario) in connection with the Business Combination.

3.     Income per Share

Represents the net income per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2019. As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. Also, assumes that all stock options, warrants and rights are not dilutive.

	Assuming No Redemptions	Assuming Maximum Redemptions
Weighted average shares calculation, basis and diluted
GreenVision shares	7,187,500	7,187,500
Shares issued in business combination	16,486,066	16,486,066
Redemptions	—	(5,259,800)
Private placement	5,000,000	5,000,000
Weighted average shares outstanding	28,673,566	23,413,766

AHA’S BUSINESS

Overview

For purposes of this following discussion the terms “we”, ‘our” or “us” and similar references refers to AHA and its subsidiaries and affiliates.

Accountable Healthcare America Inc., is a privately held Delaware corporation which was formed in on October 6, 2014. AHA operates Management Service Organizations (MSO), Independent Physician Associations (IPA) and Accountable Care Organizations (ACO). AHA is a patient-physician-centric integrated technology-enabled population health management company providing coordinated, outcome-based medical care in a cost-effective manner. AHA serves patients in South Florida, with plans to expand to other regions of Florida and also throughout the United States. A majority of our patients are covered by private or public insurance provided through Medicare, Medicaid and Medicare Advantage Plans (“MA”).

The AHA platform provides comprehensive essential services to its wholly-owned network of providers that are central to success in value-based contract arrangements with both Medicare managed care organizations and with the Centers for Medicare and Medicaid Services. AHA’s suite of services include financial, clinical and population health data analytics, care coordination, high-risk care management, documentation improvement and medical coding programs, medical management best practices programs, health management programs such as clinical care plans, annual wellness visits and chronic care management, and performance improvement programs.

An MSO is an organization that represents primary care physicians and negotiates and administers a contract with a Medicare Advantage Health Plans. An IPA is a group of doctors who come together to provide care for patients with insurance from various health plans. ACOs are groups of doctors, hospitals, and other health care providers, who come together voluntarily to give coordinated high-quality care to their Medicare fee-for-service patients.

AHA’s business provides services to Medicare, Medicaid and Medicare Advantage Plan patients, and therefore we operate within the purview of CMS (The Centers for Medicare & Medicaid Services) which is part of the Federal Government’s Department of Health and Human Services (HHS). Section 1115A of the Social Security Act of 2015 (as added by section 3021 of the Affordable Care Act). created the CMS Innovation Center for the purpose of testing “innovative payment and service delivery models to reduce program expenditures …while preserving or enhancing the quality of care” for those individuals who receive Medicare, Medicaid, or Children’s Health Insurance Program (CHIP) benefits. New payment and service delivery models are developed by the CMS’ Innovation Center in accordance with the requirements of section 1115A of the Social Security Act. According to CMS, its Innovation Center plays a critical role in implementing the Quality Payment Program, which Congress created as part of the Medicare Access and CHIP Reauthorization Act of 2015 (MACRA) to replace Medicare’s Sustainable Growth Rate formula to pay for physicians’ and other providers’ services. Under this program, clinicians may earn incentive payments by participating to a sufficient extent in Advanced Alternative Payment Models (APMs). In Advanced APMs clinicians accept some risk for their patients’ quality and cost outcomes and meet other specified criteria. MSO-ACOs are being utilized by CMS and MA Plans to encourage value-based contracts that hold the providers accountable for care and quality.

AHA is managing approximately 28,000 Medicare Beneficiaries covering the health services for 9000 Medicare Advantage Members and 4000 Medicaid Managed Care and PPO Members under a Management Service Organization and other direct Payor contracts, as well as, ACMG’s 15,000 original Medicare participants in two ACOs.

AHA’s business goal is to incentivize providers serving Medicare beneficiaries to assume a level of risk and accountability for performance through a value-based contracting approach. AHA’s two MSSP ACOs enter into five-year Agreements with CMS which include two levels of risk-based contracts with CMS; no risk and 100% full risk. MSOs, IPAs- and ACOs are being utilized by CMS and MA Plans to encourage value-based contracts that hold the providers accountable for care and quality. The goal of the MSO and ACO is to use managed care strategies, such as care coordination and medical management, to ensure that patients get the right care at the right time, while avoiding unnecessary hospital and emergency room stays thereby reducing medical expense. When an MSO, IPA or — ACO delivers high-quality care and lower medical expense against a benchmark, it may retain all or a portion of the savings. Conversely, MSOs, IPAs and ACOs are responsible for some proportion of the medical expense costs and quality if the benchmarks are in deficit. CMS and Medicare Advantage Plans increasingly are requiring that providers assume risk and are rewarded for quality care.

Led by a management team with decades of experience, AHA has built a company and culture that is focused on physicians providing high-quality medical care, patient-physician centered engagement, supported through proprietary technology, data and business intelligence, and financial platform. We believe our acquisitions of MSOs, IPAs and ACOs as well as related physician practices position us to take advantage of the growing trends in the U.S. healthcare industry towards value-based, risk-contracts that are focusing on patient satisfaction, high-quality care and cost efficiency.

Medicare and Integrated Value Based Market

AHA’s acquisitions benefit from trends in Medicare payments and delivery models. Medicare Advantage Plans and CMS are increasingly down-streaming risk in the form of MSOs, IPAs and ACOs and other cost-saving/quality improvement initiatives. Organizations which own or control primary care practices are highly valued. Our subsidiaries have a history of delivering quality care while achieving significant margins by executing on patient interventions that keep our patients healthier and result in lower medical expense. Our business model capitalizes on this long-term trend that rewards value-based payment methods.

Subsidiaries

We operate through our subsidiaries, primarily including:

•        Health Promoters — (HP) MSO

•        Primary Care Associates — Health Promoters contracted Primary Care Practices

•        Jupiter Medical Group (JMG) — Health Promoters contracted Primary Care Practices.

•        ACMG — Two MSSP ACOs — One Gainshare no risk and One: 75% Risk

•        AHA Analytics — Proprietary Population Health Management, Clinical and Financial Analytics.

HP operates as an MSO and is in the business of providing management services to physician practices under long-term management and/or administrative services agreements (“MSAs”), pursuant to which HP manages certain non-medical services for the physician group and is the exclusive authority over all non-medical decision making and Payor contract administration related to ongoing business operations. The MSOs generally earn revenue (or losses through surplus payments that represent insurance funds less medical costs spent by the physician practices.

Effective January 1, 2020 ACMG-ACO, participates in the Basic Track ACO Model at 40% of savings with no risk for two years that gradually takes on risk for losses beginning in year three. Savings distribution is capped at 50%. ACMG-ACO participates in the Enhanced Track ACO at 75% of savings to the ACO. The Enhanced track ACO is at risk for losses. The Enhanced Model is a CMS program that allows provider groups to assume higher levels of financial risk and potentially achieve a higher reward from participating in this new attribution-based risk sharing model. ACMG contracted historically high performing PCPs into the Enhanced Track ACO.

Physician Practices Business

Jupiter Medical Group and PCA comprise 13 independent locations in Palm Beach, Okeechobee and Martin Counties in Florida. These practices contract with Health Promoters MSO and Palm Beach ACO. Revenues derive from share of surplus and capitation payments from Medicare Advantage Plans administered by Health Promoters as well as shared savings distribution from Palm Beach ACO. Practices are subject to medical expense deficits in accordance with MA-MSO contracts.

Our Business Operations

As a consequence of Florida being a corporate practice of medicine state, as we discuss below, we mainly operate by maintaining long-term management services agreements with our affiliated IPAs, which are owned and operated by a network of independent primary care physicians and specialists, and which employ or contract with additional physicians to provide medical services. Under such agreements, we provide and perform non-medical management and administrative services, including financial management, information systems, marketing, risk management and administrative support.

JMG and PCA entered MSAs with HP. HP contracts with various Medicare Advantage Plans and HMOs or licensed healthcare service plans, each of which pays a fixed capitation payment and or advance capitation payment based on risk contracts with varying terms and conditions. In return, HP arranges for the delivery of healthcare services by contracting with physicians or professional medical corporations for primary care and specialty care services. HP assumes a percentage of the financial risk of the cost of delivering healthcare services in excess of the fixed amount received. The risk is subject to stop-loss provisions in contracts with HMOs. Some risk is transferred to the contracted physicians or professional corporations. The physicians in the IPA are exclusively in control of, and responsible for, all aspects of the practice of medicine for enrolled patients. ACMG-ACO contracts with Primary Care Physicians for two ACOs.

ACMG assumes administrative, reporting, and financial responsibilities under Agreements with CMS. Annually, CMS calculates savings (if any) based on cost and quality benchmarks. Surplus or deficits against the benchmark are adjusted and applied to the ACO. If there is a surplus the ACO is paid in September or October of the following year. ACMG distributes surplus or debits a deficit based on the contribution of the Practice to the surplus or deficit. If there is a surplus, ACMG withholds a percentage against potential medical expense deficits going forward.

MSOs

Our MSOs generally provide services to our affiliated Physician Practices or ACOs under long-term MSAs, pursuant to which they manage certain non-medical services for the physician groups and have exclusive authority over all non-medical decision making related to ongoing business operations. These services include but are not limited to:

•        Physician recruiting;

•        Physician and health plan contracting;

•        Medical management, including utilization management and quality assurance;

•        Provider relations;

•        Member services, including annual wellness evaluations; and

•        Pre-negotiating contracts with specialists, labs, imaging centers, nursing homes and other vendors.

IPAs

Our IPAs, which contract with physicians and provide care to Medicare and dual-eligible patients on a risk- and value-based fee basis

Basic and Enhanced Track ACO

ACMG had been approved to participate in the Basic and Enhanced Track Model and effective January 1, 2020 began operations under this new model. We have devoted, and expect to continue to devote, significant effort and resources, financial and otherwise, to the ACO Model. CMS is expanding the ACO model towards Direct Contracting Entity model. This model is a full risk program with monthly capitation payments. ACMG is exploring apply for this model in the future.

Acquisition and Expansion Strategy

We intend to expand through the acquisition of additional MSOs, IPA and ACOs, and related physician practices serving Medicare beneficiaries. We are achieving scale and performance improvement through these acquisitions, organic growth and a proprietary platform driven by healthcare financial and clinical technologies that improve margins and support sustainable growth.

In the prior 18 months, we have acquired two ACOs and one MSOs and 12 practices serving Medicare patients in South Florida. Our platform focusses on medical management, process improvement, financial management, and compliance.

In June 2018, we acquired 70% of the equity interests of Accountable Care Medical Group of Florida, Inc. a Florida corporation (ACMG). ACMG operates as an ACO. In March 2019, we acquired the remaining 30% equity interests of Accountable Care Medical Group of Florida, Inc. a Florida corporation (ACMG). ACMG operates as an ACO.

On May 27, 2020, through its wholly owned subsidiary, AHA Analytics, AHA acquired a cloud-based population health management platform from Clingence Health, Inc, that provides a clinical business intelligence Software-as-a-Service (“SaaS”). The analytics platform solution integrates clinical and financial data across multiple electronic health record systems and care settings and delivers comprehensive patient views and real-time, dynamic and predictive population reports critical to success in value-based payment models. With the acquisition of this technology from Clinigence, AHA Analytics can aggregate clinical and claims data across multiple settings, information systems and sources to create a holistic view of each patient and provider and virtually unlimited insights into patient populations.

On July 24, 2020, AHA entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”) with Rajendra Bansal M.D. and, Dr. Urmila_Misty M.D., as Tenants by the Entirety and Hope Trust and Health Promoters Limited Liability Company, a Florida limited liability company (“HP”), pursuant to which AHA is purchasing all of the Units of HP from the owners of HP.

On July 24, 2020, AHA also entered into a Stock Purchase Agreement (the “Jupiter SPA”) with Dr. Rajendra Bansal M.D, Dr. Urmila Misty M.D and the Trustees of the Best Trust A and Best Trust N, pursuant to which AHA is purchasing all of the issued and outstanding shares of stock of Jupiter Medical Group, P.A., a Florida corporation (“JMG”). JMG is an organization of primary care physician practices.

Further, on July 24, 2020 AHA entered into a Stock Purchase Agreement (the “Primary Care SPA”) with Dr. Rajendra Bansal M.D, Dr. Urmila Misty M.D and the Trustees of the Best Trust A and Best Trust N, pursuant to which AHA is purchasing all of the issued and outstanding shares of stock of Primary Care Practices, a Florida corporation (“PCP). PCP is an organization of primary care physician practices.

Our acquisitions are intended to be accretive to our subsidiary acquisitions by providing capital, proprietary technology, advanced data analytics, systems, preferred terms from payors and vendors, and other complementary services. Our goal is to improve the efficiency of these organizations through enhanced systems, process, people, and capital without compromising the reasons for their success.

We employ proprietary innovative healthcare technologies that supports clinical and financial management of risk contracts, care coordination services to each major constituent of the healthcare delivery system, including patients, families, primary care physicians, specialists, ancillary services, physician groups, CMS and health plans.

Our managed patients benefit from an integrated approach that places physicians at the center of patient care and utilizes sophisticated risk management techniques and clinical protocols to provide high-quality, cost effective care. To implement a patient-centered, physician-centric experience, we also have other integrated and synergistic operations, including (i) narrow networks agreements for post-acute care services (ii) behavioral health services (iii) arrangement hospitalists that coordinate the care of patients in hospitals and (iv) coordination of social determinant of care that comprehensively address patient conditions to prevent unnecessary medical expense while delivering quality care.

Oversight and Accountability

AHA insures financial accountability, interoperability through continuous oversight of its operations and subsidiaries. AHA’s team continually evaluates the acquired entities systems personnel and networks to identify areas for improvement. We identify what accretive value AHA can provide to an already high performing organization. Based on this ongoing review, we implement processes and systems across the organization.

AHA Company Operations.

AHA leverages the volume of the combined MSO, IPAs and ACOs, physician practices, provider networks and scale of Medicare beneficiaries of its subsidiaries to improve operations across the organizations.

We implement and operate different innovative healthcare models, primarily including the following integrated operations:

•        IPAs, which contract with physicians and provide care to Medicare and dual-eligible patients on a risk- and value-based fee basis

•        MSOs, which provide management, administrative and other support services to our affiliated physician groups such as IPAs contracted with Medicare Advantage Health Plans

•        Risk and Gainshare ACO, which started operations on January 1, 2014, which participated in the Medicare Shared Savings Program (the “MSSP”) sponsored by CMS and focused on providing high-quality and cost-efficient care to Medicare fee-for-service (“FFS”) patients;

•        Outpatient clinics providing specialty care, including an ambulatory surgery center and a cardiac clinic care and diagnostic testing center; neurology; behavioral health

•        Hospitalists, which includes our employed and contracted physicians who focus on the delivery of comprehensive medical care to hospitalized patients; and

•        A cloud-based population health management IT platform, Risk-Contract Management which includes digital care plans, a case management module, connectivity with multiple healthcare remote patient monitoring tracking devices and integrated clinical and financial data that offers insight into financial and clinical performance from the Patient to Consolidated Corporate levels.

AHA operates under one reportable segment, the healthcare delivery segment. AHA’s revenue streams are diversified among our various operations and contract types, and include:

•        Per Member Per Month (“PMPM”) Capitation payments from various health plans

•        Medicare shared savings payments from our Medicare Shared Savings Program (“MSSP”) ACOs which are administered by CMS

•        Risk pool settlements and incentives from various health plans

•        Management fees and Preferred Vendor Agreements for the ACO and MSO; and

•        Fee-For-Service (“FFS”) reimbursements.

AHA’s service responsibilities to our subsidiaries are to provide accurate, timely and useful financial, Patient Data Analytics, medical management maximize, Payor-Provider Contracting, Corporate and Regulatory Compliance policies and procedures, operational systems and support. These various services are further explained below.

Financial Accountability: Our financial accountability policies and procedures are directed to achieve clean audits, prevent fraud, waste and abuse, Public Market Compliance, provide the necessary accounting to ensure accurate, timely and clear financial statements and support organization capital raises and planning.

Data Based Operations: Data collection and analysis from our entities is central to the efficient operation of the organization and interoperability. AHA Analytics supports the consolidation, analysis and application of clinical and population health data. Employing AHA Analytics, we continuously capture how the company is performing clinically and financially in Risk arrangements, how individual entities are performing, what lessons can be learned from the data and how do we transfer what we have identified to the local organization as well as the Corporate platform. Using AHA Analytics and other data business intelligence organizations, we maintain a cloud-based data warehouse to provide support to our local entities for population management and effective patient management.

To support coordination of care and financial planning we use the most advance data and claims analytic tools with proven effectiveness. These include, among other things, actuarial analysis, predictive modeling, healthcare analytics and other programs that use vetted claims data, Medicare data sets, and electronic medical records data to identify opportunities to improve performance.

Accurate Coding: MSOs, IPAs and ACOs are dependent on physician accurate coding in accordance with CMS and MA Plan requirements. This data establish risk factors and scores which describe acuity and adjustment to payments that reflect the health status of the beneficiary population. In an ACO, coding and proper claims submission are key factors in establishing benchmarks. AHA evaluates and supports via chart audit assessment the strengths and weaknesses of the providers in order to ensure accurate coding while respecting the CMS requirements. We systematically use certified coders to conduct chart reviews for accuracy.

Medical Management Support: Utilization management and quality improvement are a central ingredient to improving performance of acquired entities. Our Medical Director evaluates utilization management, patient engagement, chronic disease management programs, behavioral health integration, pharmacy-patient patterns, relevant systems and support processes such as electronic medical record systems. The goal is it identify and support medical process improvement at entity and corporate levels.

Provider Contracting: A key to continued success is provider engagement and adaptation to changes in the healthcare environment. Our experience management team contracts IPA’s, national entities in coordination with our local entities. Examples of national agreements that could be beneficial are (i) contracts for behavioral health (ii) out of network agreements, (iii) specialty agreements such as hospitalists, oncologists, specialty pharmacy and lab agreements with national vendors.

Consolidating total beneficiary membership improves our ability to negotiate national contracts as well as leverage volume for purchasing decisions. We transfer these opportunities to our combined network of physicians, thereby adding value to the physicians we serve.

In the MSO space, we work with our MSO subsidiaries to acquire and adjust the network (expand or narrow the network as necessary) to improve Medicare Advantage contracting.

Regulatory and Compliance: Constant regulatory monitoring, adaptation and compliance is essential in a changing highly regulated health care space. Our Compliance Director ensures that our entities comply and are aware of Medicare or Payor rule modifications. Our compliance team constantly review Agreements for compliance and risk management purposes.

Systems and Support: AHA provides IT and systems support to value-add benefits and economies of scale to our entities, providers and beneficiaries. These systems could include telemedicine platforms, patient engagement software and apps, chronic care case management systems and innovative programs, process or systems that we identify.

Organization and Management:

AHA’s Board is comprised of successful leaders in healthcare and finance. Collectively, AHA combines over 125 years of experience in the Medicare Managed Care space. This experience brings an understanding of acquisitions, operations, process improvement, financial accountability, regulatory compliance, innovation integration, and long-term relationships with prospective payors and sellers.

Our management team formed and led successful managed care entities including but not limited to HMO’s, PSNs, Long-term Care organizations, PPO’s, Practice Management Organizations and Data Analytics Entities.

Please see the Section entitled “Description of Management Upon Completion of Business Combination” at page 163 below.

Our Revenue Streams

Our revenue reflected in our consolidated financial statements includes revenue generated by our subsidiaries and consolidated entities. Revenue generated by consolidated entities, however, does not necessarily result in available or distributable cash for Accountable Healthcare of America. Our revenue streams flow from various multi-year renewable contractual arrangements that vary by types of our business operations in the following manners:

Capitation Revenue

Our capitation revenue consists primarily of Per Member Per Month (PMPM) capitated fees for medical services provided by us under a capitated arrangement directly made with various managed care providers including HMOs. Capitation revenues are typically prepaid monthly to our subsidiaries based on the number of enrollees selecting us as their healthcare provider. Capitation is a fixed amount of money per patient per unit of time paid in advance for the delivery of healthcare services, whereby the service providers are generally liable for excess medical costs. The actual amount paid is determined by the ranges of services provided, the number of patients enrolled and the period during which the services are provided. Capitation rates are generally based on local costs and average utilization of services. Because Medicare pays capitation using a “risk adjustment model,” which compensates managed care providers based on the health status (acuity) of each individual enrollee, managed care providers with higher acuity enrollees receive more, and those with lower acuity enrollees receive less, capitation that can be allocated to service providers. Under the risk adjustment model, capitation is paid on an interim basis based on enrollee data submitted for the preceding year and is adjusted in subsequent periods after the final data is compiled.

PMPM managed care contracts generally have a term of one year or longer. All managed care contracts have a single performance obligation that constitutes a series for the provision of managed healthcare services for a population of enrolled members for the duration of the contract. The transaction price for PMPM contracts is variable as it primarily includes PMPM fees associated with unspecified membership that fluctuates throughout the contract. In certain contracts, PMPM fees also include adjustments for items such as performance incentives, performance guarantees and risk shares. The majority of our net PMPM transaction price relates specifically to our efforts to transfer the service for a distinct increment of the series (e.g., day or month) and is recognized as revenue in the month in which members are entitled to service.

Risk Pool Settlements and Incentives

Capitation arrangements are supplemented by risk sharing arrangements. We have two different types of capitation risk sharing arrangements: full risk and shared risk arrangements. In addition to risk-sharing revenues, we also receive incentives under “pay-for-performance” programs for quality medical care, based on various criteria.

Management Fee Income

Management fee income encompasses fees paid for management, physician advisory, healthcare staffing, administrative and other non-medical services provided by us to subsidiaries. Such fees may be in the form of billings at agreed-upon hourly rates, percentages of revenue or fee collections, or amounts fixed on a monthly, quarterly or annual basis. The revenue may include variable arrangements measuring factors such as hours staffed, patient visits or collections per visit against benchmarks, and, in certain cases, may be subject to achieving quality metrics or fee collections.

ACO Revenue

Through ACMG ACO, we participate in the Basic and Enhanced track of the AMSSP CO Model sponsored by CMS. We receive annual payments Shared Savings for the previous year performance, on an all or nothing basis, in September or October of each calendar year.

Fee-For-Service Revenue

FFS revenue represents revenue earned under contracts in which we bill and collect the professional component of charges for medical services rendered by our contracted physicians and employed physicians. Under the FFS arrangements, we bill CMS further bill patients or their third-party payors for patient care services provided and receive payments.

Our Competitive Strengths and Advantages

The following are some of the material opportunities that we believe exist for our company.

Combination of Clinical, Administrative and Technology Capabilities

Our key strength lies in our fully integrated clinical operations, medical management and proprietary technology capabilities that deliver results in a value-based healthcare environment. While many companies separately provide clinical, MSO or technology support services, to our knowledge there are currently very few organizations like us that provide all three types of services to cover Medicare patients leveraging value-based models.

Philosophy

Success in value-based contracts requires engagement of physicians, patients and patient families focused on preventive care and best care practices. Our commitment is to act as a facilitator for the relationship between patient and doctors. We believe the best care, including behavioral health, social determinants and patient centered care produce improved outcomes and lower medical expenses.

Experience Operating High Performing Organizations

Our team has strong relationship with Payors and Provides because our subsidiaries produce excellent outcomes for Patients and Plans. Medicare Advantage Plans reward high performing organizations through better contracts and marketing support.

Practice Geographic Coverage

Our 13 primary care practices offer wide coverage and access throughout South Florida. Medicare Advantage Organizations prefer organizations with scale and access across their service area.

Experience

Our subsidiaries and team have a practical working understanding regarding how to manage risk contracts, practice operations and execution of continuous process improvement.

Diversification

Through our subsidiaries, consolidated affiliates and invested entities, we have been able to reduce our business risk and increase revenue opportunities by diversifying our service offerings and expanding our ability to manage patient care across a horizontally integrated care network. Our revenue is spread across our operations. Additionally, with our ability to monitor and manage care within our wide network, we are an attractive business partner to health plans, hospitals, IPAs and other medical groups seeking to provide better care at lower costs.

Strong Management Team

Our management team brings many decades of successful experience managing physician practices, operating risk-based organizations and managed care organizations. We have an understanding of the healthcare marketplace and emerging trends, and a vision for the future of healthcare delivery led by physician-driven healthcare networks.

Robust Physician Network

As of August 1, 2020our physician network consisted of over 71 contracted PCP physicians, 55 centers and 26 additional clinicians including primary care physicians, specialist physicians and hospitalists, through our affiliated physician groups and ACOs.

Cultural Affinities with Patients

In addition to delivering premium healthcare, we believe in the importance of providing services that are sensitive to the needs of local communities, including their cultural affinities, which are shared by physicians within our affiliated medical groups, and thus promoting patients’ comfort in communicating with care providers. Our network of providers is diverse and serves various diverse cultural communities, including, Hispanic and others, with many of our providers speaking multiple languages.

Long-Standing Relationships with Partners

We have developed long-standing relationships with and have earned trust from multiple health plans, IPAs and other medical groups that have helped to generate recurring contractual revenue for us.

Comprehensive and Effective Healthcare Management Programs

We offer comprehensive and effective healthcare management programs to patients. We have developed expertise in population health management and care coordination, in proper medical coding, which results in improved Risk Adjustment Factor (RAF) scores and higher payments from health plans, and in improving quality metrics in both inpatient and outpatient settings and thus patient satisfaction and CMS scores. Using our own proprietary risk assessment scoring tool, we have also developed our own protocol for identifying high-risk patients.

Competition

The healthcare industry is highly competitive and fragmented. We compete for customers across all of our services with other healthcare management companies including MSOs and healthcare providers such as local, regional and national networks of physicians, medical groups and hospitals, many of which are substantially larger than us and have significantly greater financial and other resources, including personnel, than what we have.

Corporate Practice of Medicine

Florida has laws that prohibit business entities with non-physician owners, such as Accountable Healthcare of America, from practicing medicine, employing physicians to practice medicine, exercising control over medical decisions by physicians; which are generally referred to as corporate practice of medicine. States that have corporate practice of medicine laws require only physicians to practice medicine, exercise control over medical decisions or engage in certain arrangements such as fee-splitting, with physicians. In these states, a violation of the corporate practice of medicine prohibition constitutes the unlawful practice of medicine, which is a public offense punishable by fines and other criminal penalties. In addition, any physician who participates in a scheme that violates the state’s corporate practice of medicine prohibition may be punished for aiding and abetting a lay entity in the unlawful practice of medicine.

Florida is a corporate practice of medicine state. Therefore, we operate by maintaining long-term MSAs with our affiliated IPAs and medical groups, each of which is owned and operated by physicians only and employs or contracts with additional physicians to provide medical services. Under such MSAs, our wholly owned MSOs are contracted to provide non-medical management and administrative services such as financial and risk management as well as information systems, marketing and administrative support to the IPAs and medical groups. The MSAs typically have an initial term of 3-5 years and are generally not terminable and medical groups except in the case of bankruptcy, gross negligence, fraud, or other illegal acts by the contracting MSO.

Other Regulatory Matters

In addition to the corporate practice of medicine doctrine discussed above, as a healthcare company, our operations and relationships with healthcare providers such as hospitals, other healthcare facilities, and healthcare professionals are subject to extensive and increasing regulation by numerous federal, state, and local government agencies including the Office of Inspector General (“OIG”), the Department of Justice, CMS and various state authorities. These laws and regulations often are interpreted broadly and enforced aggressively. Imposition of liabilities associated with a violation of any of these healthcare laws and regulations could have a material adverse effect on our business, financial condition and results of operations. We cannot guarantee that our practices will not be subject to government scrutiny or be found to violate certain healthcare laws. Government investigations and prosecutions, even if we are ultimately found to be without fault, can be costly and disruptive to our business. Moreover, changes in healthcare legislation or government regulation may restrict our existing operations, limit our expansion or impose additional compliance requirements and costs, any of which could have a material adverse effect on our business, financial condition and results of operations.

Our Industry

Industry Overview

U.S. healthcare spending has increased steadily over the past 20 years. According to CMS, the estimated total U.S. healthcare expenditures are expected to grow by 5.5% from 2018 to 2027 and to reach $6.0 trillion by 2027. Health spending is projected to grow 0.8% faster than the U.S. gross domestic product over the 2018-2027 projection period, and as a result, the healthcare share of gross domestic product is expected to rise from 17.9% in 2017 to 19.4% by 2027. Medicare spending increased 6.4% to $750.2 billion and Medicaid spending increased by 3.0% to $597.4 billion in 2018, which accounted for 21% and 16% of total health expenditures, respectively. Private health insurance spending increased 5.8% to $1.2 trillion in 2018, accounting for 34% of total health expenditures. Growth in Medicare (7.4%) and Medicaid (5.5%) are both substantial contributors to the rate of national health expenditure growth for the projection period. Both trends reflect the impact of an aging population, but in different ways. For Medicare, projected enrollment growth is a primary driver; for Medicaid, it is an increasing projected share of aged and disabled enrollees.

Managed care health plans were developed in the U.S. primarily during the 1980s, in an attempt to mitigate the rising cost of providing health care to populations covered by health insurance. These managed care health plans enroll members through their employers in connection with federal Medicare benefits or state Medicaid programs. As a result of the prevalence of these health plans, many seniors now becoming eligible for Medicare have been interacting with managed care companies through their employers for the last 30 years. Individuals now turning 65 are likely more familiar with the managed care setting than previous Medicare populations. The healthcare industry, however, is highly regulated by various government agencies and heavily relies on reimbursement and payments from government sponsored programs such as Medicare and Medicaid. Companies in the healthcare industry therefore have to organize and operate around, and face challenges from, idiosyncratic laws and regulations.

Many health plans recognize both the opportunity for growth from adding members as well as the potential risks and costs associated with managing additional members. In California, many health plans subcontract a significant portion of the responsibility for managing patient care to integrated medical systems such as us and our affiliated physician groups. These integrated health care systems offer a comprehensive medical delivery system and sophisticated care management know-how and infrastructure to more efficiently provide for the health care needs of the population enrolled with that health plan. While reimbursement models for these arrangements vary around the U.S., health plans often prospectively pay the integrated health care system a fixed capitation payment, which is often based on a percentage of the amount received by the health plan. Capitation payments to integrated health care systems, in the aggregate, represent a prospective budget from which the system manages care-related expenses on behalf of the population enrolled with that system. To the extent that these systems manage such expenses under the capitated levels, the system realizes an operating profit. On the other hand, if the expenses exceed projected levels, the system will realize an operating deficit. Since premiums paid represent a substantial amount per person, there is a significant revenue opportunity for an integrated medical system that is able to effectively manage health care costs for the capitated arrangements entered into by its affiliated physician groups.

Industry Trends and Demand Drivers

We believe that the healthcare industry is undergoing a significant transformation and the demand for our offerings is driven by the confluence of a number of fundamental healthcare industry trends, including:

Shift to Value-Based and Results-Oriented Models. According to the 2018 National Health Expenditure Projections prepared by CMS, healthcare spending in the U.S. is projected to have increased 4.6% on a year-over-year basis to $3.6 trillion in 2018, representing 17.7% of U.S. Gross Domestic Product (“GDP”). CMS projects healthcare spending in the U.S. to increase at an average rate of 5.5% per year for 2018-27 and to reach approximately $6.0 trillion by 2027. To address this expected significant rise in healthcare costs, the U.S. healthcare market is seeking more efficient and effective methods of delivering care. It is argued that the fee-for-service reimbursement model has played a major role in increasing the level and growth rate of healthcare spending. In response, both the public and private sectors are shifting away from the fee-for-service reimbursement model toward value-based, capitated payment models that are designed to incentivize value and quality at an individual patient level. The number of Americans covered by capitated payment programs continues to increase, which drives more coordinated and outcomes-based patient care.

Increasingly Patient-Centered. More patients want to take a more active and informed role in how their own healthcare is delivered. This transformation results in the healthcare marketplace becoming increasingly patient-centered and requires providers to deliver team-based, coordinated and accessible care to stay competitive.

Added Complexity. In the healthcare space, more sophisticated technology has been employed, new diagnostics and treatments have been introduced, research and development has expanded, and regulations have multiplied. This expanding complexity drives a growing and continuous need for integrated care delivery systems.

Integration of Healthcare Information. Across the healthcare landscape, a significant amount of data is being created every day, driven by patient care, payment systems, regulatory compliance, and record keeping. As the amount of healthcare data continues to grow, it becomes increasingly important to connect disparate data and apply insights in a targeted manner in order to better achieve the goals of higher quality and more efficient care.

Population Health Management

Population health management (PHM) is a central trend within healthcare delivery, which includes the aggregation of patient data across multiple health information technology resources, the analysis of that data into a single, actionable patient record, and the actions through which care providers can improve both clinical and financial outcomes. PHM seeks to improve the health outcomes, by monitoring and identifying individual patients, aggregating data, and providing a comprehensive clinical picture of each patient. Using that data, providers can track, and hopefully improve, clinical outcomes while lowering costs. A successful PHM platform requires a robust care and risk management infrastructure, a cohesive delivery system, and a well-managed partnership network.

Employees

As of June 30, 2020, AHA has over 20 full-time employees and consultants. As of June 30, 2020, HP has over 200 full-time employees and consultants.

None of AHA’s employees is represented by labor unions or covered by collective bargaining agreements. AHA considers its relationship with its employees to be very strong.

Facilities

AHA maintains a corporate office at 2455 East Sunrise Blvd., Suite 1204 Fort Lauderdale, FL 33304.

ACMG maintains an office 6355 36th Street, Suite 604, Virginia Gardens, FL 33166

The AHA and ACMG currently leases two office spaces, including one from a related party for approximately $750 per month, on a month to month basis. These leases in total represent an aggregate monthly base rent of $6,599.

HP maintains a corporate office at 875 Military Trail, Ste 103, Jupiter, FL 33458

JMG maintains 9 locations

(1)    1395 State Road 7, Wellington, Palm Beach County, Florida 33414

(2)    415 US Hwy 1North Palm Beach FL 33408

(3)    1117 Royal Palm Beach Blvd, Royal Palm Beach FL 33411

(4)    875 Military Trail, Jupiter FL33458 — STE 200

(5)    875 Military Trail, Jupiter FL33458 — STE 210

(6)    875 Military Trail, Jupiter FL33458 — STE 208

(7)    601 University Jupiter, FL 33458 — JIMG

(8)    210 Jupiter Lakes Blvd Jupiter, FL 33458 — Carr

(9)    1447 Medical Park Blvd, STE 405 Wellington, FL33414

PCA maintains 5 locations

(1)    6103 South Federal Highway, Ste. 111, Stuart, FL 34997

(2)    1700 SE Hillmoor Dr., STE 500 Port St. Lucie FL 34952

(3)    1545 SE Palm Court Stuart FL 34994 Palm Ct Lease/Hope M Realty

(4)    509 Riverside Dr., STE 300 Stuart, FL 34994

(5)    1430 St Lucie West Blvd Port St. Lucie FL 34986 PSLW-St Lucie

The HP Company Group leases office space and certain equipment under operating and lease agreements, expiring in various years through 2030. Certain leases contain annual rent escalation clauses and auto-renewal features. The Company does not have any capital leases. Rent expense totaled $934,076 and $743,937 for the years ended December 31, 2019 and 2018, respectively.

Legal Proceedings

As of the date of this proxy statement, AHA is not subject to any material legal proceedings.

GOVERNMENT REGULATION

U.S. Healthcare Laws and Compliance Requirements

We may be subject to various federal and state laws targeting fraud and abuse in the healthcare industry. These laws may impact, among other things, our business or financial arrangements and relationships through which we market and sell our services. In addition, we may be subject to patient privacy regulation by both the federal government and the states in which we conduct our business. The laws that may affect our ability to operate include:

•        the federal Anti-Kickback Statute, which prohibits, among other things, knowingly and willfully soliciting, receiving, offering or paying any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind, to induce, or in return for, either the referral of an individual, or the purchase, lease, order or recommendation of any good, facility, item or service for which payment may be made, in whole or in part, under a federal healthcare program, such as the Medicare and Medicaid programs; a person or entity does not need to have actual knowledge of the federal Anti-Kickback Statute or specific intent to violate it to have committed a violation. In addition, the government may assert that a claim including items or services resulting from a violation of the federal Anti-Kickback Statute constitutes a false or fraudulent claim for purposes of the federal False Claims Act or federal civil money penalties statute;

•        federal civil and criminal false claims laws and civil monetary penalties laws, such as the federal False Claims Act, which impose criminal and civil penalties and authorize civil whistleblower or qui tam actions, against individuals or entities for, among other things: knowingly presenting, or causing to be presented, to the federal government, claims for payment that are false or fraudulent; making, using or causing to be made or used, a false statement or record material to a false or fraudulent claim or obligation to pay or transmit money or property to the federal government; or knowingly concealing or knowingly and improperly avoiding or decreasing an obligation to pay money to the federal government;

•        the anti-inducement law, which prohibits, among other things, the offering or giving of remuneration, which includes, without limitation, any transfer of items or services for free or for less than fair market value (with limited exceptions), to a Medicare or Medicaid beneficiary that the person knows or should know is likely to influence the beneficiary’s selection of a particular supplier of items or services reimbursable by a federal or state governmental program;

•        HIPAA, which created new federal criminal statutes that prohibit knowingly and willfully executing, or attempting to execute, a scheme to defraud any healthcare benefit program or obtain, by means of false or fraudulent pretenses, representations, or promises, any of the money or property owned by, or under the custody or control of, any healthcare benefit program, regardless of the payor (e.g., public or private) and knowingly and willfully falsifying, concealing or covering up by any trick or device a material fact or making any materially false statements in connection with the delivery of, or payment for, healthcare benefits, items or services relating to healthcare matters; similar to the federal Anti-Kickback Statute, a person or entity does not need to have actual knowledge of the statute or specific intent to violate it in order to have committed a violation;

•        HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and their respective implementing regulations, which impose requirements on certain covered healthcare providers, health plans, and healthcare clearinghouses as well as their respective business associates that perform services for them that involve the use, or disclosure of, individually identifiable health information, relating to the privacy, security and transmission of individually identifiable health information;

•        the federal transparency requirements under the Affordable Care Act, including the provision commonly referred to as the Physician Payments Sunshine Act, which requires providers of services for which payment is available under Medicare, Medicaid or the Children’s Health Insurance Program to report annually to the U.S. Department of Health and Human Services information related to payments or other transfers of value made to physicians (defined to include doctors, dentists, optometrists, podiatrists and chiropractors) and teaching hospitals, as well as ownership and investment interests held by the physicians described above and their immediate family members;

•        federal government price reporting laws, which require us to calculate and report complex pricing metrics in an accurate and timely manner to government programs; and

•        federal consumer protection and unfair competition laws, which broadly regulate marketplace activities and activities that potentially harm consumers.

Additionally, we are subject to state and foreign equivalents of each of the healthcare laws described above, among others, some of which may be broader in scope and may apply regardless of the payor. Many U.S. states have adopted laws similar to the federal Anti-Kickback Statute, some of which apply to the referral of patients for healthcare services reimbursed by any source, not just governmental payors, including private insurers. In addition, some states have passed laws that require pharmaceutical companies to comply with the April 2003 Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers and/or the Pharmaceutical Research and Manufacturers of America’s Code on Interactions with Healthcare Professionals. There are ambiguities as to what is required to comply with these state requirements and if we fail to comply with an applicable state law requirement we could be subject to penalties. Finally, there are state and foreign laws governing the privacy and security of health information, many of which differ from each other in significant ways and often are not preempted by HIPAA, thus complicating compliance efforts.

Because of the breadth of these laws and the narrowness of the statutory exceptions and safe harbors available, it is possible that some of our business activities could be subject to challenge under one or more of such laws.

Violations of fraud and abuse laws may be punishable by criminal and/or civil sanctions, including penalties, fines, imprisonment and/or exclusion or suspension from federal and state healthcare programs such as Medicare and Medicaid and debarment from contracting with the U.S. government. In addition, private individuals have the ability to bring actions on behalf of the U.S. government under the federal False Claims Act as well as under similar false claims laws of several states.

Law enforcement authorities are increasingly focused on enforcing fraud and abuse laws, and it is possible that some of our practices may be challenged under these laws. Efforts to ensure that our current and future business arrangements with third parties, and our business generally, will comply with applicable healthcare laws and regulations will involve substantial costs. It is possible that governmental authorities will conclude that our business practices, including our arrangements with physicians and other healthcare providers, some of whom receive stock options as compensation for services provided, may not comply with current or future statutes, regulations, agency guidance or case law involving applicable fraud and abuse or other healthcare laws and regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, including the imposition of civil, criminal and administrative penalties, damages, disgorgement, monetary fines, imprisonment, possible exclusion from participation in Medicare, Medicaid and other federal healthcare programs, contractual damages, reputational harm, diminished profits and future earnings, and curtailment of our operations, any of which could adversely affect our ability to operate our business and our results of operations. In addition, the approval and commercialization of any of our product candidates outside the United States will also likely subject us to foreign equivalents of the healthcare laws mentioned above, among other foreign laws.

If any of the physicians or other healthcare providers or entities with whom we expect to do business are found to be not in compliance with applicable laws, they may be subject to criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs, which may also adversely affect our business.

Additional Regulation

In addition to the foregoing, state and federal laws regarding environmental protection and hazardous substances, including the Occupational Safety and Health Act, the Resource Conservancy and Recovery Act and the Toxic Substances Control Act, affect our business. These and other laws govern our use, handling and disposal of various biological, chemical and radioactive substances used in, and wastes generated by, our operations. If our operations result in contamination of the environment or expose individuals to hazardous substances, we could be liable for damages and governmental fines. We believe that we are in material compliance with applicable environmental laws and that continued compliance therewith will not have a material adverse effect on our business. We cannot predict, however, how changes in these laws may affect our future operations.

U.S. Foreign Corrupt Practices Act

The U.S. Foreign Corrupt Practices Act, to which we are subject, prohibits corporations and individuals from engaging in certain activities to obtain or retain business or to influence a person working in an official capacity. It is illegal to pay, offer to pay or authorize the payment of anything of value to any foreign government official, government staff member, political party or political candidate in an attempt to obtain or retain business or to otherwise influence a person working in an official capacity. Similar rules apply to many other countries worldwide such as France (“Loi Sapin”) or the United Kingdom (UK Bribery Act).

U.S. Healthcare Reform

A primary trend in the U.S. healthcare industry and elsewhere is cost containment. Government authorities and other third-party payors have attempted to control costs by limiting coverage and the amount of reimbursement for particular medical products. For example, in March 2010, the Affordable Care Act was enacted, which, among other things, increased the minimum Medicaid rebates owed by most manufacturers under the Medicaid Drug Rebate Program; introduced a new methodology by which rebates owed by manufacturers under the Medicaid Drug Rebate Program are calculated for drugs that are inhaled, infused, instilled, implanted or injected; extended the Medicaid Drug Rebate Program to utilization of prescriptions of individuals enrolled in Medicaid managed care plans; imposed mandatory discounts for certain Medicare Part D beneficiaries as a condition for manufacturers’ outpatient drugs coverage under Medicare Part D; subjected drug manufacturers to new annual fees based on pharmaceutical companies’ share of sales to federal healthcare programs; imposed a new federal excise tax on the sale of certain medical devices; created a new Patient Centered Outcomes Research Institute to oversee, identify priorities in and conduct comparative clinical effectiveness research, along with funding for such research; and established the Center for Medicare Innovation at the CMS to test innovative payment and service delivery models to lower Medicare and Medicaid spending.

Since its enactment, there have been a number of significant changes to the Affordable Care Act (the “ACA”). On October 13, 2017, President Trump signed an Executive Order terminating the cost-sharing subsidies that reimburse insurers under the Affordable Care Act. Several state Attorneys General filed suit to stop the administration from terminating the subsidies, but their request for a restraining order was denied by a federal judge in California on October 25, 2017. In addition, CMS has recently proposed regulations that would give states greater flexibility in setting benchmarks for insurers in the individual and small group marketplaces, which may have the effect of relaxing the essential health benefits required under the Affordable Care Act for plans sold through such marketplaces. In January 2017, President Trump signed an Executive Order directing federal agencies with authorities and responsibilities under the Affordable Care Act to waive, defer, grant exemptions from, or delay the implementation of any provision of the Affordable Care Act that would impose a fiscal or regulatory burden on states, individuals, healthcare providers, health insurers, or manufacturers of pharmaceuticals or medical devices.

The Tax Cuts and Jobs Act of 2017 (“TCJA”), includes a provision repealing, effective January 1, 2019, the tax-based shared responsibility payment imposed by the ACA on certain individuals who fail to maintain qualifying health coverage for all or part of a year that is commonly referred to as the “individual mandate.” Additionally, on January 22, 2018, President Trump signed a continuing resolution on appropriations for fiscal year 2018 that delayed the implementation of certain ACA-mandated fees, including the so-called “Cadillac” tax on certain high cost employer-sponsored insurance plan, the annual fee imposed on certain health insurance providers based on market share, and the medical device exercise tax on non-exempt medical devices. Further, the Bipartisan Budget Act of 2018, among other things, amends the ACA, effective January 1, 2019, to reduce the coverage gap in most Medicare drug plans, commonly referred to as the “donut hole.” Congress will likely consider other legislation to replace or modify elements of the Affordable Care Act. We continue to evaluate the effect that the Affordable Care Act and its possible repeal, replacement or further modification could have on our business. It is uncertain the extent to which any such changes may impact our business or financial condition.

In addition, the Budget Control Act of 2011 and the Bipartisan Budget Act of 2015 led to aggregate reductions of Medicare payments to providers of up to 2% per fiscal year that will remain in effect through 2027 unless additional Congressional action is taken. Further, on January 2, 2013, the American Taxpayer Relief Act was signed into law, which, among other things, reduced Medicare payments to several types of providers, including hospitals, imaging centers and cancer treatment centers, and increased the statute of limitations period for the government to recover overpayments to providers from three to five years. More recently, there has been heightened governmental scrutiny over the manner in which manufacturers set prices for their marketed products, which have resulted in several recent Congressional inquiries and proposed bills designed to, among other things, bring more transparency to product pricing, review the relationship between pricing and manufacturer patient programs, and reform government program reimbursement methodologies for pharmaceutical products. Individual states in the United States have also become increasingly active in passing legislation and implementing regulations designed to control pharmaceutical product pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost disclosure and transparency measures, and, in some cases, designed to encourage importation from other countries and bulk purchasing.

We expect that additional foreign, federal and state healthcare reform measures will be adopted in the future, any of which could limit the amounts that federal and state governments will pay for healthcare products and services, which could result in limited coverage and reimbursement and reduced demand for our products, once approved, or additional pricing pressures.

Coverage and Reimbursement

Risk Bearing Provider Regulation

Certain of the states where we currently operate or may choose to operate in the future regulate the operations and financial condition of risk bearing providers like us and our affiliated providers. These regulations can include capital requirements, licensing or certification, governance controls and other similar matters. While these regulations have not had a material impact on our business to date, as we continue to expand, these rules may require additional resources and capitalization and add complexity to our business.

Stark Law

The Stark Law prohibits a physician who has a financial relationship, or who has an immediate family member who has a financial relationship, with entities providing Designated Health Services (“DHS”) from referring Medicare patients to such entities for the furnishing of DHS, unless an exception applies. Although uncertainty exists, federal agencies and at least one court have taken the position that the Stark Law also applies to Medicaid. DHS is defined to include clinical laboratory services, physical therapy services, occupational therapy services, radiology services including magnetic resonance imaging, computerized axial tomography scans, and ultrasound services, radiation therapy services and supplies, durable medical equipment and supplies, parenteral and enteral nutrients, equipment, and supplies, prosthetics, orthotics and prosthetic devices and supplies, home health services, outpatient prescription drugs, inpatient and outpatient hospital services and outpatient speech-language pathology services. The types of financial arrangements between a physician and an entity providing DHS that trigger the self-referral prohibitions of the Stark Law are broad and include direct and indirect ownership and investment interests and compensation arrangements. The Stark Law prohibits any entity providing DHS that has received a prohibited referral from presenting, or causing to be presented, a claim or billing for the services arising out of the prohibited referral. Similarly, the Stark Law prohibits an entity from “furnishing” a DHS to another entity in which it has a financial relationship when that entity bills for the service. The Stark Law also prohibits self-referrals within an organization by its own physicians, although broad exceptions exist that cover employed physicians and those referring DHS that are ancillary to the physician’s practice to the physician group. The prohibition applies regardless of the reasons for the financial relationship and the referral. Unlike the federal Anti-Kickback Statute, the Stark Law is a strict liability violation where unlawful intent need not be demonstrated.

If the Stark Law is implicated, the financial relationship must fully satisfy a Stark Law exception. If an exception is not satisfied, then the parties to the arrangement could be subject to sanctions. Sanctions for violation of the Stark Law include denial of payment for claims for services provided in violation of the prohibition, refunds of amounts collected in violation of the prohibition, a civil penalty of up to $15,000 for each service arising out of the prohibited referral, a civil penalty of up to $100,000 against parties that enter into a scheme to circumvent the Stark Law prohibition, civil assessment of up to three times the amount claimed and potential exclusion from the federal healthcare programs, including Medicare and Medicaid. Amounts collected on claims related to prohibited referrals must be reported and refunded generally within 60 days after the date on which the overpayment was identified. Furthermore, Stark Law violations and failure to return overpayments in a timely manner can form the basis for FCA liability, as discussed below.

If CMS or other regulatory or enforcement authorities determine that claims have been submitted for referrals by us that violate the Stark Law, we would be subject to the penalties described above. In addition, it might be necessary to restructure existing compensation agreements with our physicians. Any such penalties and restructuring or other required actions could have a material adverse effect on our business, results of operations, financial condition and cash flows.

In June 2018, CMS issued a request for information seeking input on how to address any undue regulatory impact and burden of the Stark Law. CMS placed the request for information in the context of the Regulatory Spring and stated that it identified aspects of the Stark Law that pose potential barriers to coordinated care. CMS thus sought comments on the impact and burden of the Stark Law, including whether it prevents or inhibits care coordination. CMS has since issued a sweeping set of proposed regulations that introduce significant new value-based terminology, safe harbors and exceptions to the Stark Law. Those or other changes implemented by CMS may change the parameters of Stark Law exceptions that we rely on and thus impact our business, results of operations and financial condition.

The definition of DHS under the Stark Law does not include outpatient physician services. Since most services furnished to Medicare beneficiaries provided in our centers are physician services, our services generally do not implicate the Stark Law referral prohibition. However, certain ancillary services we may provide, including certain diagnostic testing, may be considered DHS. Also, we refer Medicare beneficiaries to third parties for the provision of DHS and our financial relationships with those third parties must satisfy a Stark Law exception.

We have entered into several types of financial relationships with physicians, including compensation arrangements. If our physician practices were to bill for a non-exempted service and the financial relationships with the physician did not satisfy an exception, we could be required to change our practices, face civil penalties, pay substantial fines, return certain payments received from Medicare and beneficiaries or otherwise experience a material adverse effect as a result of a challenge to payments made pursuant to referrals from these physicians under the Stark Law.

Corporate Practice of Medicine and Fee-Splitting

The laws and regulations relating to our operations vary from state to state and many states prohibit general business corporations, such as us, from practicing medicine, controlling physicians’ medical decisions or engaging in some practices such as splitting professional fees with physicians. We currently contract with affiliated physician-owned professional corporations who provide healthcare services that are required to be provided by licensed healthcare professionals. Pursuant to written agreements, we provide comprehensive suite of administrative services to those professional corporations in exchange for the payment by such professional corporations of a management fee. While we believe that we are in substantial compliance with state laws prohibiting the corporate practice of medicine and fee-splitting, other parties may assert that, despite the way we are structured, we could be engaged in the corporate practice of medicine or unlawful fee-splitting. Were such allegations to be asserted successfully before the appropriate judicial or administrative forums, we could be subject to adverse judicial or administrative penalties, certain contracts could be determined to be unenforceable and we may be required to restructure our contractual arrangements. The laws of other states do not prohibit non-physician entities from employing physicians to practice medicine but may retain a ban on some types of fee-splitting arrangements.

Violations of the corporate practice of medicine vary by state and may result in physicians being subject to disciplinary action, as well as to forfeiture of revenues from payors for services rendered. For lay entities, violations may also bring both civil and, in more extreme cases, criminal liability for engaging in medical practice without a license. Some of the relevant laws, regulations and agency interpretations in states with corporate practice of medicine restrictions have been subject to limited judicial and regulatory interpretation. In limited cases, courts have required management services companies to divest or reorganize structures deemed to violate corporate practice restrictions. Moreover, state laws are subject to change. Any allegations or findings that we have violated these laws could have a material adverse impact on our business, results of operations and financial condition.

Privacy and Security

The federal regulations promulgated under the authority of HIPAA require us to provide certain protections to patients and their health information. The HIPAA privacy and security regulations extensively regulate the use and disclosure of “protected health information” (“PHI”) and require covered entities, which include healthcare providers and their business associates, to implement and maintain administrative, physical and technical safeguards to protect the security of such information. Additional security requirements apply to electronic PHI. These regulations also provide patients with substantive rights with respect to their health information.

The HIPAA privacy and security regulations also require us to enter into written agreements with certain contractors, known as business associates, to whom we disclose PHI. Covered entities may be subject to penalties for, among other activities, failing to enter into a business associate agreement where required by law or as a result of a business associate violating HIPAA, if the business associate is found to be an agent of the covered entity and acting within the scope of the agency. Business associates are also directly subject to liability under certain HIPAA privacy and security regulations. In instances where we act as a business associate to a covered entity, there is the potential for additional liability beyond our status as a covered entity.

Covered entities must notify affected individuals of breaches of unsecured PHI without unreasonable delay but no later than 60 days after discovery of the breach by a covered entity or its agents. Reporting must also be made to the HHS Office for Civil Rights and, for breaches of unsecured PHI involving more than 500 residents of a state or jurisdiction, to the media. All impermissible uses or disclosures of unsecured PHI are presumed to be breaches unless the covered entity or business associate establishes that there is a low probability the PHI has been compromised. Various state laws and regulations may also require us to notify affected individuals in the event of a data breach involving personal information without regard to the probability of the information being compromised.

Violations of HIPAA by providers like us, including, but not limited to, failing to implement appropriate administrative, physical and technical safeguards, have resulted in enforcement actions and in some cases triggered settlement payments or civil monetary penalties. Penalties for impermissible use or disclosure of PHI were increased by the HITECH Act by imposing tiered penalties of more than $50,000 per violation and up to $1.5 million per year for identical violations. In addition, HIPAA provides for criminal penalties of up to $250,000 and ten years in prison, with the severest penalties for obtaining and disclosing PHI with the intent to sell, transfer or use such information for commercial advantage, personal gain or malicious harm. Further, state attorneys general may bring civil actions seeking either injunction or damages in response to violations of the HIPAA privacy and security regulations that threaten the privacy of state residents. There can be no assurance that we will not be the subject of an investigation (arising out of a reportable breach incident, audit or otherwise) alleging non-compliance with HIPAA regulations in our maintenance of PHI.

Other regulations

Our operations are subject to various state hazardous waste and non-hazardous medical waste disposal laws. These laws do not classify as hazardous most of the waste produced from medical services. Occupational Safety and Health Administration regulations require employers to provide workers who are occupationally subject to blood or other potentially infectious materials with prescribed protections. These regulatory requirements apply to all healthcare facilities, including primary care centers, and require employers to make a determination as to which employees may be exposed to blood or other potentially infectious materials and to have in effect a written exposure control plan. In addition, employers are required to provide or employ hepatitis B vaccinations, personal protective equipment and other safety devices, infection control training, post-exposure evaluation and follow-up, waste disposal techniques and procedures and work practice controls. Employers are also required to comply with various record-keeping requirements.

Federal and state law also governs the dispensing of controlled substances by physicians. For example, the Prescription Drug Marketing Act governs the distribution of drug samples. Physicians are required to report relationships they have with the manufacturers of drugs, medical devices and biologics through the Open Payments Program database. Any allegations or findings that we or our providers have violated any of these laws or regulations could have a material adverse impact on our business, results of operations and financial condition.

In addition, while none of the states in which we currently operated have required it, certain states in which we may desire to do business in the future have certificate of need programs regulating the establishment or expansion of healthcare facilities, including primary care centers. These regulations can be complex and time-consuming. Any failure to comply with such regulatory requirements could adversely impact our business, results of operations and financial condition.

SELECTED HISTORICAL FINANCIAL INFORMATION OF GVAC

The following tables summarize the relevant financial data for GVAC’s business and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of GVAC” and its audited and unaudited interim financial statements, and the notes and schedules related thereto, which are incorporated by reference in or included elsewhere in this proxy statement.

GVAC’s consolidated balance sheet data as of December 31, 2019 and consolidated statement of operations data for the year ended December 31, 2019 are derived from GVAC’s audited financial statements included elsewhere in this proxy statement. GVAC’s balance sheet data as of December 31, 2019 and statement of operations data for the period from November 1, 2017 (inception) through June 30, 2018 are derived from GVAC’s audited financial statements included elsewhere in this proxy statement.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following selected financial information in conjunction with GVAC’s financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operation of GVAC” contained elsewhere herein.

(in thousands, except share and per share data)

	Six Months Ended June 30, 2020	For the Period from September 11, 2019 (inception) Through December 31, 2019
Statement of Operations Data:
Operating expenses	$355	$108
Loss from operations	(355)	(108)
Interest income on marketable securities	340	93
Unrealized loss on marketable securities	—	(2)
Benefit for income taxes	3	3
Net loss	$(12)	$(14)

Basic and diluted net loss per share	$(0.12)	$(0.03)
Weighted average shares outstanding, basic and diluted	1,893,304	1,478,756

Balance Sheet Data:
Cash	$202	$471
Marketable securities held in Trust Account	$57,840	$57,592
Total assets	$58,100	$58,101
Common stock subject to possible redemption	$53,004	$53,015
Total stockholders’ equity	$5,000	$5,000

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS OF GVAC FOR FISCAL YEAR ENDED DECEMBER 31, 2019

The following discussion should be read in conjunction with our financial statements and footnotes thereto incorporated by reference into this proxy statement for the year ended December 31, 2019.

Overview

We are a blank check company formed under the laws of the State of Delaware on September 11, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar Business Combination with one or more businesses. We intend to effectuate our Business Combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Warrants, our capital stock, debt or a combination of cash, stock and debt.

The issuance of additional shares of our stock in a Business Combination:

•        may significantly reduce the equity interest of our stockholders;

•        may subordinate the rights of holders of shares of common stock if we issue preference shares with rights senior to those afforded to our shares of common stock;

•        will likely cause a change in control if a substantial number of our shares of common stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and most likely will also result in the resignation or removal of our present officers and directors; and

•        may adversely affect prevailing market prices for our securities.

Similarly, if we issue debt securities or otherwise incur significant indebtedness, it could result in:

•        default and foreclosure on our assets if our operating revenues after a business combination are insufficient to pay our debt obligations;

•        acceleration of our obligations to repay the indebtedness even if we have made all principal and interest payments when due if the debt security contains covenants that required the maintenance of certain financial ratios or reserves and we breach any such covenant without a waiver or renegotiation of that covenant;

•        our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand; and

•        our inability to obtain additional financing, if necessary, if the debt security contains covenants restricting our ability to obtain additional financing while such security is outstanding.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from September 11, 2019 (inception) through December 31, 2019 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held after the Initial Public Offering. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the period from September 11, 2019 (inception) through December 31, 2019, we had net loss of $12,879, which consisted of operating costs of $107,938, an unrealized loss on marketable securities held in our Trust Account of $1,651 and a provision for income taxes of $3,424, offset by interest income on marketable securities held in our Trust Account of $93,286.

Liquidity and Capital Resources

On November 21, 2019, we consummated the Initial Public Offering of 5,750,000 Units at a price of $10.00 per Unit, which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 750,000 Units, generating gross proceeds of $57,500,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 2,100,000 Private Warrants to GreenVision Capital Holding LLC at a price of $1.00 per warrant, generating gross proceeds of $2,100,000.

Following the Initial Public Offering and the sale of the Private Warrants, a total of $57,500,000 was placed in the Trust Account. We incurred $1,597,032 in transaction costs, including $1,150,000 of underwriting fees and $447,032 of other costs.

For the period from September 11, 2019 (inception) through December 31, 2019, cash used in operating activities was $56,784. Net loss $12,879 was impacted by interest earned on marketable securities held in the Trust Account of $93,286, an unrealized loss on marketable securities held in our Trust Account of $1,651 and a deferred tax provision of $3,424. Changes in operating assets and liabilities provided $51,154 of cash from operating activities.

As of December 31, 2019, we had marketable securities held in the Trust Account of $57,591,635 (including $91,635 of interest income, net of unrealized losses) consisting of U.S. treasury bills with a maturity of 180 days or less. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through December 31, 2019, we did not withdraw any of the interest earned on the Trust Account. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of December 31, 2019, we had $471,284 of cash held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Warrants, at a price of $1.00 per warrant at the option of the lender.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our public shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our Business Combination. If we are unable to complete our Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Off-balance sheet financing arrangements

We did not have any off-balance sheet arrangements as of December 31, 2019.

Contractual obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities.

We have engaged I-Bankers Securities, Inc. as our advisor in connection with a Business Combination to assist us in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities, assist us in obtaining stockholder approval for the Business Combination and assist us with our press releases and public filings in connection with the Business Combination simultaneously upon the firm commitment of this offering. We will pay I-Bankers Securities, Inc. a cash fee for such services upon the consummation of a Business Combination in an amount equal to 2.5% of the aggregate amount sold to the public in Initial Public Offering, or $1,437,500.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Common stock subject to possible redemption

We account for common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our balance sheet.

Net loss per common share

We apply the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Our net income is adjusted for the portion of income that is attributable to shares of common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not our income or losses.

Recent accounting standards

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our financial statements.

As of December 31, 2019, we were not subject to any market or interest rate risk. The net proceeds of our Initial Public Offering, including amounts in the Trust Account, have been invested in U.S. government treasury bills, notes or bonds with a maturity of 180 days or less or in certain money market funds that invest solely in U.S. treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from September 11, 2019 (inception) through December 31, 2019 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held after the Initial Public Offering. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the period from September 11, 2019 (inception) through December 31, 2019, we had net loss of $12,879, which consisted of operating costs of $107,938, an unrealized loss on marketable securities held in our Trust Account of $1,651 and a provision for income taxes of $3,424, offset by interest income on marketable securities held in our Trust Account of $93,286.

Liquidity and Capital Resources

On November 21, 2019, we consummated the Initial Public Offering of 5,750,000 Units at a price of $10.00 per Unit, which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 750,000 Units, generating gross proceeds of $57,500,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 2,100,000 Private Warrants to GreenVision Capital Holding LLC at a price of $1.00 per warrant, generating gross proceeds of $2,100,000.

Following the Initial Public Offering and the sale of the Private Warrants, a total of $57,500,000 was placed in the Trust Account. We incurred $1,597,032 in transaction costs, including $1,150,000 of underwriting fees and $447,032 of other costs.

For the period from September 11, 2019 (inception) through December 31, 2019, cash used in operating activities was $56,784. Net loss $12,879 was impacted by interest earned on marketable securities held in the Trust Account of $93,286, an unrealized loss on marketable securities held in our Trust Account of $1,651 and a deferred tax provision of $3,424. Changes in operating assets and liabilities provided $51,154 of cash from operating activities.

As of December 31, 2019, we had marketable securities held in the Trust Account of $57,591,635 (including $91,635 of interest income, net of unrealized losses) consisting of U.S. treasury bills with a maturity of 180 days or less. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through December 31, 2019, we did not withdraw any of the interest earned on the Trust Account. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of December 31, 2019, we had $471,284 of cash held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Warrants, at a price of $1.00 per warrant at the option of the lender.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our public shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our Business Combination. If we are unable to complete our Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Common stock subject to possible redemption

We account for common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our balance sheet.

Net loss per common share

We apply the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Our net income is adjusted for the portion of income that is attributable to shares of common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not our income or losses.

Recent accounting standards

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our financial statements.

As of December 31, 2019, we were not subject to any market or interest rate risk. The net proceeds of our Initial Public Offering, including amounts in the Trust Account, have been invested in U.S. government treasury bills, notes or bonds with a maturity of 180 days or less or in certain money market funds that invest solely in U.S. treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS FOR THE FISCAL QUARTER ENDED JUNE, 2020

References in this report (the “Quarterly Report”) to “we,” “us” or the “Company” refer to GreenVision Acquisition Corp. References to our “management” or our “management team” refer to our officers and directors, and references to the “Sponsor” refer to GreenVision Capital Holding LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this Quarterly Report. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Special Note Regarding Forward-Looking Statements

This Quarterly Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Quarterly Report including, without limitation, statements in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Registration Statement on Form S-1 (Registration No. 333-234282) filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Overview

We are a blank check company formed under the laws of the State of Delaware on September 11, 2019 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar Business Combination with one or more businesses. We intend to effectuate our Business Combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Warrants, our capital stock, debt or a combination of cash, stock and debt.

The issuance of additional shares of our stock in a Business Combination:

•        may significantly reduce the equity interest of our stockholders;

•        may subordinate the rights of holders of shares of common stock if we issue preference shares with rights senior to those afforded to our shares of common stock;

•        will likely cause a change in control if a substantial number of our shares of common stock are issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and most likely will also result in the resignation or removal of our present officers and directors; and

•        may adversely affect prevailing market prices for our securities.

Similarly, if we issue debt securities or otherwise incur significant indebtedness, it could result in:

•        default and foreclosure on our assets if our operating revenues after a business combination are insufficient to pay our debt obligations;

•        acceleration of our obligations to repay the indebtedness even if we have made all principal and interest payments when due if the debt security contains covenants that required the maintenance of certain financial ratios or reserves and we breach any such covenant without a waiver or renegotiation of that covenant;

•        our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand; and

•        our inability to obtain additional financing, if necessary, if the debt security contains covenants restricting our ability to obtain additional financing while such security is outstanding.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities through June 30, 2020 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of interest income on marketable securities held after the Initial Public Offering. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended June 30, 2020, we had a net loss of $144,958, which consisted of operating costs of $197,910, offset by interest income on marketable securities held in our Trust Account of $14,418 and an income tax benefit of $38,534.

For the six months ended June 30, 2020, we had a net loss of $11,668, which consisted of operating costs of $354,799, offset by interest income on marketable securities held in our Trust Account of $340,029 and an income tax benefit of $3,102.

Liquidity and Capital Resources

On November 21, 2019, we consummated the Initial Public Offering of 5,750,000 Units at a price of $10.00 per Unit, which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 750,000 Units, generating gross proceeds of $57,500,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 2,100,000 Private Warrants to GreenVision Capital Holding LLC at a price of $1.00 per warrant, generating gross proceeds of $2,100,000.

Following the Initial Public Offering, a total of $57,500,000 was placed in the Trust Account. We incurred $1,597,032 in transaction costs, including $1,150,000 of underwriting fees and $447,032 of other costs.

For the six months ended June 30, 2020, cash used in operating activities was $361,093. Net loss of $11,668 was impacted by interest earned on marketable securities held in the Trust Account of $340,029 and a deferred tax benefit of $3,102. Changes in operating assets and liabilities used $6,294 of cash from operating activities.

As of June 30, 2020, we had marketable securities held in the Trust Account of $57,839,584 (including $340,000 of interest income) consisting of shares in a money market fund that are invested in U.S. treasury securities. Interest income on the balance in the Trust Account may be used by us to pay taxes. Through June 30, 2020, we withdrew $92,080 of interest earned on the Trust Account for our franchise taxes. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of June 30, 2020, we had $202,271 of cash held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Warrants, at a price of $1.00 per warrant at the option of the lender.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our public shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our Business Combination. If we are unable to complete our Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of June 30, 2020.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities.

We have engaged I-Bankers Securities, Inc. as our advisor in connection with a Business Combination to assist us in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities, assist us in obtaining stockholder approval for the Business Combination and assist us with our press releases and public filings in connection with the Business Combination simultaneously upon the firm commitment of this offering. We will pay I-Bankers Securities, Inc. a cash fee for such services upon the consummation of a Business Combination in an amount equal to 2.5% of the aggregate amount sold to the public in Initial Public Offering, or $1,437,500.

Critical Accounting Policies

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:

Common Stock Subject to Possible Redemption

We account for common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our condensed balance sheets.

Net Loss Per Common Share

We apply the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic net loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. Our net income is adjusted for the portion of income that is attributable to shares of common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not our income or losses.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.

GVAC’S BUSINESS

Overview

GreenVision Acquisition Corp is a recently formed blank check company formed under the laws of the State of Delaware on September 11, 2019. We were formed for the purpose of engaging in a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more target businesses or entities. Our efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although we intend to focus our search on target businesses operating in North America, Europe and Asia (excluding China) in the life sciences and healthcare industries. In connection with our listing application with the Nasdaq Stock Market, we agreed that we would not undertake our initial business combination with any entity with its principal business operations in China.

On November 21, 2019, we consummated our initial public offering of 5,750,000 units, inclusive of the over-allotment option of 750,000 Units. Each unit consisted of one share of common stock, par value $0.00001, one redeemable warrant, and one right to receive one-tenth (1/10) of a share of common stock upon consummation of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $57,500,000. Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) with its sponsor, GreenVision Capital Holdings LLC. (“Sponsor”) for the purchase of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $2,100,000, pursuant to the Sponsor Subscription Agreement dated September 19, 2019. In addition, the Company sold to I-Bankers Securities Inc., for $100, a share purchase warrant to purchase up to 287,500 shares exercisable at $12.00 per share, commencing on the later of the consummation of the Company’s initial business combination and 360 days from the effective date of the Registration Statement, pursuant to the Share Purchase Warrant dated November 21, 2019.

As of November 21, 2019, a total of $57,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. The funds held in trust has been invested only in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, so that we are not deemed to be an investment company under the Investment Company Act. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our income or other tax obligations, the proceeds will not be released from the trust account until the earlier of the completion of a business combination or our redemption of 100% of the outstanding public shares if we have not completed a business combination in the required time period. The proceeds held in the trust account may be used as consideration to pay the sellers of a target business with which we complete a business combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business.

The net proceeds from our IPO available to us out of trust for our working capital requirements in searching for a business combination were approximately $457,500. We intend to use the proceeds for legal, accounting and other expenses of structuring and negotiating business combinations, due diligence of prospective target businesses, legal and accounting fees related to SEC reporting obligations, our monthly office rent, as well as for reimbursement of any out-of-pocket expenses incurred by our founders, officers and directors in connection with activities on our behalf as described above.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates and engaging in non-binding discussions with potential target entities. To date we have not entered into any binding agreement with any target entity. We presently have no revenue and have had losses since inception from incurring formation and operating costs since completion of our IPO.

Redemption Rights

Pursuant to GVAC’s Amended and Restated Certificate of Incorporation, GVAC stockholders (except the initial stockholders and the officers and directors of GVAC) will be entitled to redeem their GVAC Shares for a pro rata share of the trust account (currently anticipated to be no less than approximately $10.____ per share of common stock for stockholders) net of taxes payable.

GVAC’s Sponsor and other initial stockholders do not have redemption rights with respect to any common stock owned by them, directly or indirectly (nor will they seek appraisal rights with respect to such common stock if appraisal rights would be available to them).

Automatic Dissolution and Subsequent Liquidation of trust account if No Business Combination

If we do not complete a business combination within 12 months (or up to 18 months, as discussed below) from the closing of our Initial Public Offering, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. However, if we anticipate that we may not be able to consummate our initial business combination within 12 months, we may, but are not obligated to, extend the period for two additional three-month periods to consummate a business combination. Pursuant to the terms of our amended and restated certificate of incorporation and the trust agreement to be entered into between us and Continental Stock Transfer and Trust Company, LLC on the date of this prospectus, in order to extend the time available for us to consummate our initial business combination, our founders or their affiliates or designees (which may include the potential target business), upon five days advance notice prior to the applicable deadline, must deposit into the trust account $575,000 on or prior to the date of the applicable deadline. The providers of such additional funds will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would either be paid upon consummation of our initial business combination, or, at the lender’s discretion, converted upon consummation of our business combination into additional warrants at a price of $1.00 per warrant. Our founders have approved the issuance of the private warrants upon conversion of such notes, to the extent the holder wishes to so convert such notes at the time of the consummation of our initial business combination. In the event that we receive notice from our insiders five (5) days prior to the applicable deadline of their intent to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable deadline. In addition, we intend to issue a press release the day after the applicable deadline announcing whether or not the funds had been timely deposited. Our insiders and their affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. To the extent that some, but not all, of our insiders, decide to extend the period of time to consummate our initial business combination, such insiders (or their affiliates or designees) may deposit the entire amount required. If we do extend the period of time to consummate our initial business combination as described above, we would follow the same liquidation procedures described above if we do not complete a business combination by the end of the extended period. At such time, the warrants will expire and holders of warrants will receive nothing upon a liquidation and the warrants will be worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, both of which will expire worthless if we fail to complete our initial business combination within the 12-month time period (or 15-month or 18-month time period, as applicable) from the closing of our Initial Public Offering. We will pay the costs of our liquidation from our remaining assets outside of the trust account. However, the liquidator may determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors).

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any redemptions are made to stockholders, any liability of stockholders with respect to a redemption is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our public shares in the event we do not complete our initial business combination within the required time period is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the Delaware General Corporation Law, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. It is our intention to redeem our public shares as soon as reasonably possible following the 18th month from the closing of our Initial Public Offering and, therefore, we do not intend to comply with the above procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

Because we will not be complying with Section 280 of the Delaware General Corporation Law, Section 281(b) of the Delaware General Corporation Law requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to seeking to complete an initial business combination, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

We will seek to have all third parties (including any vendors or other entities we engage after our Initial Public Offering) and any prospective target businesses enter into valid and enforceable agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. The underwriters in our Initial Public Offering will execute such a waiver agreement.

As a result, the claims that could be made against us will be limited, thereby lessening the likelihood that any claim would result in any liability extending to the trust. We therefore believe that any necessary provision for creditors will be reduced and should not have a significant impact on our ability to distribute the funds in the trust account to our public stockholders. Nevertheless, there is no guarantee that vendors, service providers and prospective target businesses will execute such agreements. In the event that a potential contracted party was to refuse to execute such a waiver, we will execute an agreement with that entity only if our management first determines that we would be unable to obtain, on a reasonable basis, substantially similar services or opportunities from another entity willing to execute such a waiver. Examples of instances where we may engage a third party that refused to execute a waiver would be the engagement of a third party consultant who cannot sign such an agreement due to regulatory restrictions, such as our auditors who are unable to sign due to independence requirements, or whose particular expertise or skills are believed by management to be superior to those of other consultants that would agree to execute a waiver or a situation in which management does not believe it would be able to find a provider of required services willing to provide the waiver. There is also no guarantee that, even if they execute such agreements with us, they will not seek recourse against the trust account. As a result, if we liquidate, the per-share distribution from the trust account could be less than approximately $10.00 (whether or not the underwriters’ over-allotment option is exercised in full) due to claims or potential claims of creditors. Our sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below $10.00 per share (whether or not the underwriter’s over-allotment option is exercised in full), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriter of our Initial Public Offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. Our sponsor has been newly formed and we believe that our sponsor’s only assets are securities or promissory notes of our company. We believe the likelihood of our sponsor having to indemnify the trust account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount then held in the trust account, inclusive of any interest not previously released to us, subject to our obligations under Delaware law to provide for claims of creditors as described below.

If we are unable to consummate an initial business combination and are forced to redeem 100% of our outstanding public shares for a portion of the funds held in the trust account, we anticipate notifying the trustee of the trust account to begin liquidating such assets promptly after such date and anticipate it will take no more than 10 business days to effectuate the redemption of our public shares. Our insiders have waived their rights to participate in any redemption with respect to their insider shares. We will pay the costs of any subsequent liquidation from our remaining assets outside of the trust account and from the interest income on the balance of the trust account (net income and other tax obligations) that may be released to us to fund our working capital requirements. If such funds are insufficient, our sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses. Each holder of public shares will receive a full pro rata portion of the amount then in the trust account, plus any pro rata interest earned on the funds held in the trust account and not previously released to us or necessary to pay our taxes. The proceeds deposited in the trust account could, however, become subject to claims of our creditors that are in preference to the claims of public stockholders.

Our public stockholders shall be entitled to receive funds from the trust account only in the event of our failure to complete our initial business combination in the required time period or if the stockholders seek to have us convert their respective shares of common stock upon a business combination which is actually completed by us. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust account.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, the per share redemption or conversion amount received by public stockholders may be less than $10.00.

If, after we distribute the proceeds in the trust account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. Claims may be brought against us for these reasons.

Facilities

We maintain our principal executive offices at One Penn Plaza, 36th Floor, New York, NY 10019. We rent such space form an unaffiliated third party at a rent of $200 per month on a month to month basis. We consider our current office space adequate for our current operations.

Employees

We have two executive officers. These individuals are not obligated to devote any specific number of hours to our matters and intend to devote only as much time as they deem necessary to our affairs. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the business combination and the stage of the business combination process the company is in. Accordingly, once management locates a suitable target business to acquire, they will spend more time investigating such target business and negotiating and processing the business combination (and consequently spend more time to our affairs) than they would prior to locating a suitable target business. We presently expect our executive officers to devote such amount of time as they reasonably believe is necessary to our business (which could range from only a few hours a week while we are trying to locate a potential target business to a majority of their time as we move into serious negotiations with a target business for a business combination). We do not intend to have any full-time employees prior to the consummation of a business combination.

DIRECTORS, EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION AND
CORPORATE GOVERNANCE

Set forth immediately below is a description of our pre-Business Combination directors and management and related material. See the discussion below entitled “Directors and Officers after Completion of Business Combination.”

Executive Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our Board of Directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. GVAC has not entered into any employment agreements with its executive officers, and has not made any agreements to provide benefits upon termination of employment.

Director Independence

Our board has determined that each of He Yu and Jonathan Intrater is an “independent director” under NASDAQ listing standards and applicable SEC rules.

Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

We have adopted a written code of business conduct and ethics, which applies to our principal executive officer, principal financial or accounting officer or person serving similar functions and all of our other employees and members of our board of directors. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We did not waive any provisions of the code of business ethics during the year ended December 31, 2019.

Audit Committee

Effective upon the completion of our IPO, we established an audit committee of the board of directors, which consists of He Yu and Jonathan Intrater. Messrs. He Yu and Jonathan Intrater are each an independent director under NASDAQ listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under NASDAQ’s listing standards.

In addition, we must certify to NASDAQ that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Jonathan Intrater qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

Effective upon completion of our IPO, we established a nominating committee of the board of directors, which consists of Messrs. He Yu, Jonathan Intrater and Karl Ye. Messrs. He Yu and Jonathan Intrater are each an independent director under NASDAQ’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Compensation Committee

Effective upon completion of our IPO, we established a compensation committee of the board of directors, which consists of He Yu, Jonathan Intrater, and Karl Ye. Messrs. He Yu and Jonathan Intrater are each an independent director under NASDAQ’s listing standards

Code of Ethics

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Directors and Executive Officers after Completion of the Business Combination

Effective as of the closing date of the Business Combination, the Board of Directors of GVAC will consist of five members, one of whom will be designated by GVAC and four of which will be designated by AHA. The members designated by AHA will include Warren Hosseinion, M.D., Mark Fawcett, Oded Levy and Mitchell Creem, and the member designated by the Sponsor will be Jonathan Intrater who presently is on the board of directors of GVAC. Warren Hosseinion will be the Chairman and Chief Executive Officer of GVAC and AHA after the consummation of the Business Combination. Under the rules of the Nasdaq Stock Market, a majority of our board members must qualify as independent directors. Our independent directors will be Jonathan Intrater, Mitchell Creem and Oded Levy.

Set forth below is biographical information related to the persons who will serve on our Board following the Business combination.

Warren Hosseinion, M.D., Chairman of the Board and Director. Age 48. Dr. Hosseinion serves as Chief Executive Officer and Chairman of the Board of Accountable Healthcare America. Dr. Hosseinion has also served as Chairman of the Board for Clinigence Holdings, Inc. since April 2019. Dr. Hosseinion is a Co-Founder of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) and served as a member of the Board of Directors of Apollo Medical Holdings, Inc. since July 2008, the Chief Executive Officer of Apollo Medical Holdings, Inc. from July 2008 to December 2017, and the Co-Chief Executive Officer of Apollo Medical Holdings, Inc. from December 2017 to March 2019. In 2001, Dr. Hosseinion co-founded ApolloMed Hospitalists. Dr. Hosseinion received his B.S. in Biology from the University of San Francisco, his M.S. in Physiology and Biophysics from the Georgetown University Graduate School of Arts and Sciences, his Medical Degree from the Georgetown University School of Medicine, and completed his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center. Dr. Hosseinion’s qualifications to serve on our Board of Directors include his position as our Chief Executive Officer of the Company. In addition, Dr. Hosseinion as a physician along with his background at Apollo Medical Holdings, Inc. brings to our Board of Directors and our Company a depth of understanding of physician culture and the healthcare market, as well as a strong knowledge of the public markets.

Mark Fawcett, Director. Age 53. Since 2002, Mr. Fawcett has served as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. (“FMCH”) and its subsidiaries. FMCH is a wholly-owned subsidiary of Fresenius Medical Care AG & Co. KGaA (NYSE: FMS) (collectively with FMCH and their respective subsidiaries, “FMS”). FMS is a leading provider of chronic kidney failure products and services. Prior to joining FMS, Mr. Fawcett was a director of corporate finance at BankBoston beginning in 1997. Mr. Fawcett held various positions of increasing responsibility beginning in 1988 as an investment banker with Merrill Lynch in New York and London, and then at The Bank of New York. Mr. Fawcett has been a member of the board of directors of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) (“ApolloMed”) since January 2016. Mr. Fawcett graduated with a B.A. in psychology from Wesleyan University and a M.B.A. from Columbia Business School at Columbia University. Mr. Fawcett’s qualifications to serve on our Board of Directors include his position as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. and his experience as a director of corporate finance and as an investment banker.

Jonathan Intrater, Director. Age 62 Mr. Intrater is a Managing Director in the investment banking department at Ladenburg, Thalmann & Co., Inc., which he joined in 1998. His broad transactional experience over the past 27 years of investment banking compass over $10 billion in public equity and high-yield note offerings, private placements of debt and equity securities, merger advisory transactions, and various debt restructuring assignments. Prior to joining Ladenburg Thalmann, he served as a Managing Director at the Brenner Securities Corporation from 1982 to 1989 and a Senior Vice President, BIA/Frazier, Gross & Kadlec, the nation’s largest telecommunications valuation firm from 1982 to 1989. Mr. Intrater holds an M.B.A from Vanderbilt University and a bachelor’s degree from the University of Pennsylvania. Mr. Intrater’s qualifications to serve on our Board of Directors includes his more than 27 years of experience as an executive focused on raising capital, general corporate development and merger and acquisition work.

Mitchell Creem, Director. Age 58 Mr. Creem has spent over 30 years as a “C-level” executive of healthcare organizations, and he brings strong business evaluation and operational experience to the Company. Since July 2017 to Present Mr. Creem has served as President of The Bridgewater Healthcare Group, which provides hospital and health network management services and performance consulting. From October 2015 to July 2017 Mr. Creem served as the CEO and CAO of Verity Health System, a six-hospital system in California. Prior to this, he served as the CFO and Board Member of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) (“ApolloMed”) from October 2012 to October 2015. Prior to ApolloMed, he served as the CEO of the Keck Hospital of USC and USC Norris Cancer Center. Prior to his tenure at USC, he served as the CFO and Associate Vice Chancellor of UCLA Health Sciences, including UCLA Medical Center, the Geffen School of Medicine at UCLA, and UCLA Faculty Practice. Prior to UCLA, he served as CFO of Beth Israel Deaconess Medical Center, a Harvard University teaching hospital, and CFO of Tufts University Medical Center. Prior to this, he worked for several years in a senior management position at the healthcare practice group of PricewaterhouseCoopers, where he was responsible for numerous consulting engagements, financial statement audits and financial feasibility studies. He has been a guest lecturer at USC, UCLA and Harvard. Mr. Creem holds a B.S. in Accounting and Business

Administration from Boston University and a Masters’ degree in Health Administration from Duke University. Mr. Creem’s qualifications to serve on our Board of Directors include over 30 years of corporate experience working as a senior executive in the healthcare industry and prior service on private and public company boards.

Oded Levy, Director. Age 61 Mr. Levy co-founded Blue Ox in 2009, leads origination and structuring of the firm’s investments, and chairs the Investment Committee. Prior to Blue Ox, he was a principal at Oracle Partners, LP, a private investment firm specializing in public securities investing and merchant banking in the healthcare, bioscience and related industries.  Previously, he was Head Trader and a member of the Executive Committee at Genesis Merchant Group Securities (“GMGS”), a San Francisco-based investment bank. Mr. Levy was also Senior Vice President of Investments at Bering Holdings, Inc., the investment arm of publicly traded MAXXAM, Inc. Mr. Levy began his career in 1987 as a corporate finance analyst at Bear, Stearns & Co. Inc. Mr. Levy currently serves on the board of Blue Ox portfolio company Advocate My Meds (formerly Rx Solutions) and previously served on the boards of former Blue Ox investments MedSave USA as Executive Chairman, Delphi Behavioral Health Group and Infinity Funding. Mr. Levy holds an MBA in Finance and International Business and a BS in Computer and Information Systems from New York University. Mr. Levy’s qualifications to serve on our Board of Directors includes his more 30 years of experience in specialized healthcare investing in private equity, capital markets and asset management.

GVAC’s executive officers after the Business Combination will be as follows:

Name	Age	Title
Warren Hosseinion, M.D.	48	Chairman and Chief Executive Officer
Mark Fawcett	53	President
Michael C. Bowen	78	Chief Financial Officer
Paul Rothman	74	Chief Operating Officer
Elisa Luqman	56	General Counsel and Chief Compliance Officer
Hyman Zucker, M.D.	64	Chief Medical Officer
Andrew Barnett	48	Executive Vice President of Corporate Development
David Chu	43	Vice President of Finance
Rajendra Bansal, M.D.	66	Chief Executive Officer of HP

Below is biographical information related to those persons serving as our executive officers named in the table above (other than information presented above for those person who will be serving as directors after the Business Combination):

Michael C. Bowen, Chief Financial Officer.    Mr. Bowen has served as the CFO of the Company since 2014. Michael Bowen, has over 50 years of broad experience in the world of finance including public transactions such as Initial Public Offerings, mergers and acquisitions, private equity transactions and extensive experience of international securities markets. For the past 10 years, Mr. Bowen has been Chief Financial Officer for a predecessor company of AHA and for AHA. He began his career at Goldman, Sachs & Co.in 1965 where he became a Vice President of the Corporate Finance Department and latterly helped establish the Tokyo office for Goldman Sachs. In 1976, he joined Salomon Brothers with the task of helping establish their first Asian office located in Honk Kong. He then moved to London to rebuild the International Capital Markets business for Chase Manhattan Ltd, the merchant banking arm of Chase Manhattan Bank where he was responsible for all of the international securities business of the bank/merchant bank. Mr. Bowen ended his international career as a Main Board Director for Kleinwort Benson, a British merchant bank where he was responsible for corporate finance business within the USA. Mr. Bowen returned to the US and, after a period of semi-retirement, in 2004 became CFO of TruBamboo, Inc. an innovative company selling bamboo houseware products to large US retailers. In 2008 he joined Diversified Health & Fitness as CFO and in 2014 became CFO of AHA. Mr. Bowen has an MBA from the Darden School of the University of Virginia and a BA also from UVA

Paul A. Rothman, Chief Operating Officer.    Mr. Paul Rothman is the Chief Operating Officer of AHA. Over the past 30 years Mr. Rothman has led health care risk bearing entities including health maintenance organizations, PPOs, and managed care acquisition organizations. Mr. Rothman was the Founding President of Prestige Health Choice, which grew to 350,000 members serving most of the Counties in Florida. The Company was sold to Florida True Health a partnership between Florida Blue Cross and Independent Blue (Amerihealth Caritas). Mr. Rothman left Prestige in 2016. Mr. Rothman served as President of Synergy Healthcare Consultants, Inc. In

that capacity, from 2014 to 2020 he served as the Executive Vice President of the Brain Center, a not-for-profit foundation affiliated with the Florida International University Medical School. He developed neurologic value-based arrangements for Alzheimer, Parkinson’s, MS and other neurological conditions and supported clinical operations. Mr. Rothman also led a team in an application to establish a contract with the State of Florida as a Medicaid Health Plan for Gateway Health, owned by Highmark Blue Cross during this period. He joined Accountable Healthcare of America in 2018. He has served on the Board and Executive Committee of the Association for Community Affiliated Plans. Mr. Rothman is a graduate of the University of Florida Warrington School of Business.

Elisa Luqman, General Counsel and Chief Compliance Officer.    Ms. Luqman is General Counsel and Chief Compliance Officer. Prior to joining the Company. Ms. Luqman served as the Chief Financial Officer and General Counsel of Clinigence Holdings, Inc. (“CLNH”) since October 29, 2019 where Ms. Luqman was responsible for maintaining the corporation’s accounting records and statements all CLNH’s SEC filings and compliance requirements. Ms. Luqman also serves as a Director and Secretary of the Board for Clinigence Holdings, Inc. Ms. Luqman was the co-founder of bigVault Storage Technologies a cloud- based file hosting company acquired by Digi-Data Corporation in February 2006. From March 1, 2006 through February 28, 2009, Ms. Luqman was employed as Chief Operating Officer of the Vault Services Division of Digi-Data Corporation, and subsequently during her tenure with Digi-Data Corporation she became General Counsel for the entire corporation. In that capacity she was responsible for acquisitions, mergers, patents, customer, supplier, and employee contracts, and worked very closely with Digi-Data’s outside counsel firms. On March 1, 2009, Ms. Luqman rejoined iGambit Inc. (“IGMB”) as Chief Financial Officer and General Counsel. Ms. Luqman has overseen and been responsible for IGMB’s SEC filings, FINRA filings and public company compliance requirements from its initial Form10 filing with the SEC in 2010 through its’ Reverse Merger with Clinigence Holdings, Inc. on October 29, 2019. Ms. Luqman received a BA degree, a JD in Law, and an MBA Degree in Finance from Hofstra University. Ms. Luqman is a member of the bar in New York and New Jersey.

Hymin Zucker M.D., Chief Medical Officer.    Dr. Zucker is the Chief Medical Officer of AHA. NTD; Dr. Hyman Zucker is Board Certified Internists who is recognized as a leading managed care executive with 28+ years of clinical and operational experience. Dr. Zucker successfully administered value- based, risk contracts as the Chief Medical Officer of physician practices, ACOs and MSOs. Dr. Zucker was the Chief Medical Officer (CMO) for Metropolitan Network MSO which sold to Humana, founding CMO for Palm Beach ACO, the largest and most profitable ACO in the Country and partner in a large Primary Care Practice in South Florida where he directed clinical care for PCP practices with over 4,000 patients. He was a consultant to managed care organizations, information technology and data analytics Companies. Dr. Zucker is a founding Board Member of the Florida Association of ACO’s., published articles in respected journals regarding reduction of medical expense while improving quality outcomes. Dr. Zucker holds an MD degree from New York Medical College. Board of Directors of The Florida ACO Association.

David Chu, Vice President of Finance.    David Chu will serve as the VP of Finance for the Company. Mr. Chu is recognized as a senior professional with respect to financial methods, structures, and valuations under US GAAP and OCBOA. Mr. Chu has been the CFO of the Saville Group. He is a member of the investment committee that advises funds on a $100M portfolio. Mr. Chu was a Supervisor at Marcum, LLP. Responsible for supervising senior and associate auditors responsible for audits of companies and partnerships with Net Assets greater than $700M in accordance with GAAP standards. His experience includes Deloitte audits of publicly traded companies, KPMG as a Senior Auditor of foreign publicly traded companies, and RSM (FKA: McGladrey & Pullen) where he assisted in the design of financial audits. Mr. Chu is on the Board of the Queen College Foundation, Riverline Recycling, Bankhead C&D Transfer Station. Mr. Chu earned a B.A. in Economics and Accounting from Queens College of the City University of New York.

Rajendra Bansal. M.D. Chief Executive Officer, HP.    Dr. Bansal has served as Chief Executive Officer of HP since 2013. Dr. Bansal has been a leader in value-based contract management. He brings 30+ years a successful practitioner under risk contracts with Medicare Advantage Plans in South Florida. He was a founder and Special Financial Chairman of Palm Beach ACO, the best performing ACO in the Nation with 650 Providers, $150M in Medicare management and a quality score on average at 96%. Dr. Bansal in the owner Health Promoters, Humana Managed Service organization with over 55 Primary Care Centers and 71 Primary Care Physicians Health of thirteen Medical Centers located in Palm Beach, Martin, Okeechobee Counties. Health Promoters has been successfully Managing 14,000 Humana and Care Plus Member since 2007 using physician driven patient centered care, value-based model. Dr. Bansal began his medical career in India where he received his Medical Degree from SMS

Medical College in Jaipur. He completed four years of postgraduate study in England in the fields of Cardiology and Internal Medicine, and a three-year residency in Internal Medicine at Wayne State University in Detroit, Michigan. Dr. Bansal has served as both Chief of Medicine and Chief of Staff at Jupiter Medical Center in Jupiter, Florida as well as Medical Director at La Posada in Palm Beach Gardens, Florida. Dr. Bansal lives in the city of Jupiter and is married to Dr. Urmila Mistry.

Director Independence and Financial Experts

Upon the consummation of the Business Combination, we expect that a majority of the Board of Directors will be independent under Nasdaq Capital Market’s listing standards. The independent directors, as determined under Nasdaq Capital Market Listing Rules are Jonathan Intrater, Mitchell Creem and Oded Levy

Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Messrs. Intrater, Creem and Levy all qualify as “audit committee financial experts” as defined under the rules and regulations of the SEC.

AUDIT COMMITTEE

Effective upon the date of closing of the Business Combination, we will re-constitute the Audit Committee of the board of directors, which will consist of Jonathan Intrater, Michael Creem and Oded Levy. Messrs. Intrater, Creem and Levy are each an independent director under NASDAQ listing standards.

Compensation of Directors and Executive Officers of AHA

Summary Compensation Table

Compensation of Directors and Executive Officers

The following table presents information regarding the total compensation awarded to, earned by, and paid to the named executive officers of AHA for services rendered to AHA in all capacities for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Fred Sternberg,	2020(1)	300,000					150,000	(2)
CEO	2019	0					0

Andrew Barnett,	2020(1)	250,000					125,000	(2)
Vice President	2019	0					0

Michael Bowen,	2020(1)	250,000					125,000	(2)
CFO	2019	250,000					250,000

Hymin Zucker,	2020(1)	200,000		500,000	(2)		600,000	(2)
CMO	2019	200,000					200,000

Paul Rothman,	2020(1)	150,000					75,000	(2)
COO	2019	150,000					75,000

____________

(1)      Annual base salary

(2)      Compensation through June 30, 2020

(3)      250,000 options at $2 per share. Options being cancelled at closing.

The following table lists the names, positions and compensation of the individuals who are expected to serve as executive officers of the Company upon completion of the Merger:

Name	Position	Salary	Bonus	Options
Warren Hosseinion, M.D	Chief Executive Officer	$450,000		350,000	(1)
Mark Fawcett	President	$425,000		350,000	(1)
Andrew Barnett	Vice President of Corporate Development	$375,000		350,000	(1)
Hymin Zucker, M.D.	Chief Medical Officer	$240,000		250,000	(1)
Michael Bowen	Chief Financial Officer	$240,000		75,000	(1)
Paul Rothman	Chief Operating Officer	$250,000		75,000	(1)
David Chu	Vice President of Finance	$225,000	$25,000	0
Elisa Luqman	General Counsel and Chief Compliance Officer	$225,000		75,000

____________

(1)      Fully vested options to purchase shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Employment Arrangements with Named Executive Officers

Effective at closing, GVAC and AHA will enter into a five-year (5) Employment Agreement with Warren Hosseinion, M.D., (the “Hosseinion Employment Agreement”), pursuant to which Dr. Hosseinion has agreed to serve as the Company’s Chief Executive Officer. The Hosseinion Employment Agreement provides for (i) base salary of $450,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. In addition, Dr. Hosseinion shall receive fully vested options to purchase 350,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Effective at closing, GVAC and AHA will enter into a five-year (5) Employment Agreement with Mark Fawcett (the “Fawcett Employment Agreement”), pursuant to which Mr. Fawcett has agreed to serve as the Company’s President. The Fawcett Employment Agreement provides for (i) base salary of $425,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. In addition, Mr. Fawcett shall receive fully vested options to purchase 350,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Effective at closing, GVAC and AHA will enter into a five-year (5) Employment Agreement with Andrew Barnett (the “Barnett Employment Agreement”), pursuant to which Mr. Barnett has agreed to serve as the Company’s Vice President of Corporate Development. The Barnett Employment Agreement provides for (i) base salary of $375,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. In addition, Mr. Barnett shall receive fully vested options to purchase 350,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Effective at closing, GVAC and AHA will enter into a three-year (3) Employment Agreement with Hymin Zucker, M.D., (the “Zucker Employment Agreement”), pursuant to which Dr. Zucker has agreed to serve as the Company’s Chief Medical Officer. The Zucker Employment Agreement provides for (i) base salary of $240,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. In addition, Dr. Zucker shall receive fully vested options to purchase 250,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Effective at closing, GVAC and AHA will enter into a three-year (3) Employment Agreement with Michael Bowen, (the “Bowen Employment Agreement”), pursuant to which Mr. Bowen has agreed to serve as the Company’s Chief Financial Officer. The Bowen Employment Agreement provides for (i) base salary of $240,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. In addition, Mr. Bowen shall receive fully vested options to purchase 75,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Effective at closing, GVAC and AHA will enter into a three-year (3) Employment Agreement with Paul Rothman (the “Rothman Employment Agreement”), pursuant to which Ms. Rothman has agreed to serve as the Company’s Chief Operating Officer. The Rothman Employment Agreement provides for (i) base salary of $250,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, (iii) a Referral Fee plan and (iv) reimbursement of expenses incurred on behalf of AHA. In addition, Mr. Rothman shall receive fully vested options to purchase 75,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Effective at closing, GVAC and AHA will enter into a three-year (3) Employment Agreement with David Chu, (the “Chu Employment Agreement”), pursuant to which Mr. Chu has agreed to serve as the Company’s Vice President of Finance. The Chu Employment Agreement provides for (i) base salary of $225,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. In addition, Mr. Chu shall receive a signing bonus of $25,000.

Effective at closing, GVAC and AHA will enter into a three-year (3) Employment Agreement with Elisa Luqman (the “Luqman Employment Agreement”), pursuant to which Ms. Luqman has agreed to serve as the Company’s General Counsel and Chief Compliance Officer. The Luqman Employment Agreement provides for (i) base salary of $225,000 per year, (ii) participation in any incentive compensation plans and stock plans of AHA that are available to other similarly positioned employees of AHA, and (iii) reimbursement of expenses incurred on behalf of AHA. . In addition, Ms. Luqman shall receive fully vested options to purchase 75,000 shares of the Company’s common stock. The exercise price shall be equal to the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

Employment Agreements for all of the executive officers are identical except as described below.

Termination for Cause, Resignation Without Good Reason or due to Death or Disability.

If, during the term of the Employment Agreement, the Executive is terminated for cause, resigns without good reason, or due to Death or Disability, we shall pay or provide the Executive (or the Executive’s authorized representative or estate) any earned but unpaid Base Salary or Annual Bonus for services rendered through the Date of Termination, unpaid expense reimbursements, and accrued but unused paid time off in accordance with the Company’s (the “Accrued Benefits”) within thirty (30) days. With respect to vested compensation or benefits the Executive may have under any employee benefit or compensation plan, program or arrangement of the Company, payment will be made to the Executive under the terms of the applicable plan, program or arrangement.

Termination Without Cause, Resignation With Good Reason, or Change in Control

If, during the term of the Employment Agreement, the Executive is terminated without cause (as defined in the employment agreement) or resigns with good reason (as defined in the employment agreement), AHA shall pay the Executive (1) an amount equal to one times the sum of the Executive’s most recent Base Salary, payable in equal installments in accordance with the Company’s normal payroll practices, and target Annual Bonus (but determined prior to any action involving Base Salary that would constitute Good Reason) (the “Severance Amount”), except the Hosseinion Employment Agreement, the Barnett Employment Agreement, and the Fawcett Employment Agreement, in which case the Executive will be paid an amount equal to two times the sum of the Executive’s most recent Base Salary, payable such amount shall be paid in a single lump sum on the regular payroll date of the Employer, pertaining to then current salaried employees of the Employer, (“payroll date”) next following the first anniversary date of the Employee’s Date of Termination, and (2) a payment equal to the product of (i) the Annual Bonus, if any, that the Executive would have earned for the fiscal year in which the Termination Date occurs based on achievement of the applicable performance goals for such year/the Target Bonus and (ii) a fraction, the numerator of which is the number of days the Executive was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives, but in no event later than two-and-a-half (2 1/2) months following the end of the fiscal year in which the Termination Date occurs.

Additionally, all outstanding unvested stock options/stock appreciation rights granted to the Executive during the Employment Term shall become fully vested and exercisable for the remainder of their full term; and all outstanding equity-based compensation awards, other than stock options/stock appreciation rights, that do not vest based on the attainment of performance goals, shall become fully vested.

Termination for Non-Renewal

If the Executives Employment Agreement is terminated for non-renewal, the Executive shall be entitled to receive continued Base Salary for three months following the Termination Date payable in equal installments in accordance with the Company’s normal payroll practices.

We do not currently have any other employment agreements with our executive officers.

Outstanding Equity Awards at 2019 Fiscal Year-End for Executive Officers of AHA

AHA did not have any outstanding equity awards held by its executive officers as of December 31, 2019 or at June 30, 2020.

Director Compensation

During fiscal year 2019, AHA did not pay cash compensation to any non-employee director for service as a director. AHA reimburses its non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Following completion of the business Combination, the Compensation Committee will determine the type and level of compensation, if any, for those persons serving as members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT PRIOR TO THE BUSINESS COMBINATION

The following table sets forth as of the Record Date the number of shares of common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding common stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 7,187,500 shares of common stock issued and outstanding.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of any common stock issuable upon exercise of the warrants, as the warrants are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)		Approximate Percentage of Outstanding Shares(3)
GreenVision Capital Holdings LLC(2)	1,377,500	(2)	20.0%
Zhigeng (David) Fu(2)	1,377,500	(2)	19.0%
Qi (Karl)Ye(2)	1,377,500	(2)	19.0%
He (Herbert) Yu	30,000		* %
Jonathan Intrater	30,000		* %
All directors and executive officers as a group (five individuals)	1,437,500		20%

____________

*        less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is the address of the Company, One Penn Plaza, 36th Floor, New York, New York.

(2)      Mr. Fu and Mr. Ye are the owners of substantially all of the voting interests of GreenVision Capital Holdings LLC and have the power to direct its affairs, including the voting and sale of all securities of the Company owned by GreenVision Capital Holdings LLC. Mr. Fu and Mr. Ye are the managers of such entity.

Our founders beneficially own approximately 20% of the issued and outstanding shares of common stock. Because of the ownership block held by our founders, officers and directors, such individuals may be able to effectively exercise influence over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.

All of the sponsor shares (an aggregate of 1,437,500 shares) held by our sponsor and our two directors outstanding prior to the date of the Company’s IPO were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the sponsor, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the sponsor shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) to our founders, officers, directors, consultants or their affiliates, (ii) to an initial stockholder’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of our initial business combination, by private sales at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi)) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions. The holders will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the sponsor.

In order to meet our working capital needs following the consummation of our IPO, our founders, officers, directors and their respective affiliates or designees may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note. The working capital notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into additional warrants at a price of $1.00 per warrant. These warrants would be identical to the private warrants issued to the sponsor. In the event that the initial business combination does not close, we may use a portion of the working capital loans held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment.

Our executive officers and directors, and GreenVision Capital Holdings LLC, are our “promoters,” as that term is defined under the federal securities laws.

SECURITY OWNERSHIP OF THE COMBINED COMPANY AFTER THE BUSINESS COMBINATION

The following table sets forth information regarding the beneficial ownership of GVAC’s common stock and preferred shares immediately after the consummation of the Business Combination by:

•        each person known to GVAC who will be the beneficial owner of more than 5% of any class of its stock immediately after the Business Combination;

•        each of its officers and directors; and

•        all of its officers and directors as a group.

Unless otherwise indicated, GVAC believes that all persons named in the table will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all GVAC securities beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, GVAC believes, based on the information furnished to it as of the Record Date, that the persons and entities named in the table below will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All GVAC stock subject to options or warrants exercisable within 60 days of the Record Date are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 11,424,454 shares of common stock of GVAC to be outstanding upon consummation of the Business Combination (which excludes              shares issued subject to options and warrants). The following table does not reflect record of beneficial ownership of any common stock issuable upon exercise of the warrants, as the warrants are not exercisable within 60 days of the Record Data. The following table assumes that no GVAC Shares have been redeemed.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Sweet Pea Trust	402,835		3.53%
Andrew Barnett (TAL Investments)	728,118	(1)	6.17%
Michael Bowen	173,870	(3)	1.52%
Warren Hosseinion M.D.	458,757	(1)	3.82%
Mark Fawcett	409,322	(1)	3.48%
Hymin Zucker M.D.	274,718	(2)	2.40%
Paul A Rothman Trust Dec 4, 1998	94,527	(3)	* %
Elisa Luqman, GC and Chief Compliance	75,000	(3)	* %
Jonathan Intrater	30,000		* %
The HP Sellers	1,600,000		14.01%
Dominis-Embree AHA Investors LLC	1,500,000		13.13%
GreenVision Capital Holding LLC	3,477,500		25.7%
Executive Officers and Directors as a Group	2,244,312		19.64%

____________

(1)      Includes 350,000 options to purchase the Company’s common stock at the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

(2)      Includes 250,000 options to purchase the Company’s common stock at the greater of of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years. FMV/share on the Effective Date.

(3)      Includes 75,000 options to purchase the Company’s common stock at the greater of (i) $11.50 per share or (ii) the fair market price of the Company’s Common Stock on the close of business on the trading date following the filing of the Company’s Form 8-K reflecting completion of the proposed business combination with Accountable Healthcare America, Inc. and shall have a term of ten years.

*        Denotes less than one (1%) percent.

CERTAIN TRANSACTIONS

Certain Transactions of GVAC

On September 16, 2019, in connection with our organization, we issued an aggregate of 1,437,500 shares of common stock to our sponsor for an aggregate price of $25,000. The sponsor requested that of these original shares, 60,000 shares be transferred to two of our directors (30,000 shares each), namely, to Herbert Yu and Jonathan Intrater.

The sponsor shares are identical to the shares of common stock included in the units sold in the Company’s IPO. However, the holders of sponsor shares have agreed (A) to vote their sponsor shares (as well as any public shares acquired in or after the Company’s IPO) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the Certificate of Incorporation, prior to a business combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of the Company’s IPO unless the Company provides public stockholders an opportunity to redeem their public shares, (C) not to convert any shares in connection with a stockholder vote to approve a proposed initial business combination or any amendment to our charter documents prior to consummation of an initial business combination or sell any shares to us in a tender offer in connection with a proposed initial business combination and (D) that the sponsor shares shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated. Additionally, all of the sponsor shares outstanding prior to the date of the Company’s IPO will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the sponsor shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the sponsor shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our founders, officers, directors, consultants or their affiliates, (ii) to an initial stockholder’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of our initial business combination, by private sales at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

On September 16, 2019, our sponsor also loaned to us the sum of $411,000 evidenced by an unsecured note payable on the earlier of consummation of the Company’s IPO or March 31, 2020. Additionally, our sponsor purchased 2,100,000 warrants at the time of the closing of the Company’s IPO in a private placement, for an aggregate price of $2,100,000, at an exercise price of $11.50 per share, simultaneously with the consummation of the Company’s IPO.

The private warrants are identical to the public warrants contained in the public units sold in the Company’s IPO except that the private warrants (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this Form 10-K, so long as they are held by our sponsor or any of its permitted transferees. If the private warrants are held by holders other than our sponsor or any of its permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in our IPO. In the event of a liquidation prior to our initial business combination, the private warrants will expire worthless. The purchasers of the private warrants have also agreed not to transfer, assign or sell any of the private warrants or underlying securities (except to the same permitted transferees as the sponsor and provided the transferees agree to the same terms and restrictions as the permitted transferees of the sponsor must agree to, each as described above) until the completion of our initial business combination.

In order to meet our working capital needs following the consummation of our IPO, our founders, officers and directors or their affiliates or designees may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note. The working capital notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to 1,500,000 of the notes may be converted into additional private warrants at a price of $1.00 per warrant. These warrants would be identical to the private warrants held by the sponsor, including an exercise price of $11.50 per share. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment.

The holders of our sponsor shares issued and outstanding on the date of the Company’s IPO, as well as the holders of the private warrants and any warrants our founders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to an agreement signed prior to or on the effective date of the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the sponsor shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these sponsor shares are to be released from escrow. The holders of a majority of the private warrants issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Other than the repayment of up to $411,000 of non-interest-bearing working capital loans described above, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Certain Transactions of AHA

Consulting Agreement — Sweet Pea Consulting LLC

Prior to completion of the Business Combination, AHA will enter into a Consulting Services Agreement to be effective at closing (the “Consulting Agreement”) with Sweet Pea Consulting LLC (“Sweet Pea”) pursuant to which Sweet Pea agreed to provide strategic consulting services to AHA and its subsidiaries. The Consulting Agreement has a term of five (5) years, but may be terminated without cause by either party upon fourteen (14) days written notice to the other, however, in the event the Consulting Agreement is terminated by AHA without cause, Consultant shall be entitled to compensation of the an amount equal to 24 times the monthly consideration fee. As consideration for the services, AHA shall pay Consultant for the Services a rate of thirty-three thousand three hundred thirty-three dollars ($33,333) per month. In addition, if Consultant acts as an intermediary to locate acquisition prospects (“Prospects”) and introduces those Prospects to AHA, and the Prospect and AHA consummate an acquisition or merger or other form of a business combination (the “Transaction) consultant shall be entitled to a fee equal to (i) 3% of the total “Transaction Value” as defined in the Consulting Agreement for transactions valued at $100,000,000 or less and (ii) 1% of the total “Transaction Value” as defined in the Consulting Agreement for transactions valued at $100,000,001 or more.

Mr. Fred Sternberg is the control person of Sweet Pea and prior to the Business Combination serves as Chief Executive Officer of AHA. In consideration of the entry by AHA and Sweet Pea of the Consulting Agreement, effective at closing, Mr. Sternberg will resign from all employment and director positions at AHA and its subsidiaries. Mr. Sternberg has agreed to waive and terminate any and all rights to severance or any other compensation which might otherwise be due or payable under the terms of his employment with AHA.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our Board of Directors who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial stockholders unless we obtain an opinion from an independent investment banking firm that the Business Combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

DESCRIPTION OF GVAC’S SECURITIES

General

Our certificate of incorporation currently authorizes the issuance of 300,000,000 shares of common stock, par value $0.00001 and 100,000,000 shares of preferred stock, par value $0.00001 per share. As of June 30, 2020, 7,187,500 shares of common stock are outstanding. No shares of preferred stock are currently outstanding. The following description summarizes all of the material terms of our securities. Because it is only a summary, it may not contain all the information that is important to you. For a complete description you should refer to our amended and restated certificate of incorporation, bylaws, and the forms of warrant agreement and rights agreement which have previously been filed as part of our filings with the Securities and Exchange Commission.

Units

Each unit has an offering price of $10.00 and consists of one share of common stock, one right and one redeemable warrant. Each right entitles the holder thereof to receive one-tenth (1/10th) of one share of common stock upon consummation of our initial business combination. We will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise be addressed in accordance with the applicable provisions of Delaware law. As a result, you must hold rights in multiples of 10 to receive shares for all of your rights upon closing of a business combination.

Preferred Stock

There are no shares of preferred stock outstanding. Our Amended and Restated Certificate of Incorporation filed with the State of Delaware authorizes the issuance of 1,000,000 shares of preferred stock (par value $0.00001 per share) with such designation, rights and preferences as may be determined from time to time by our Board of Directors. Accordingly, our Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock. However, the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the common stock on our initial business combination. We may issue some or all of the preferred stock to affect our initial business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we reserve the right to do so in the future.

Common Stock

Our holders of record of our common stock are entitled to one vote for each share held on all matters to be voted on by stockholders. In connection with any vote held to approve our initial business combination, our insiders, officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to our Initial Public Offering, and any shares acquired in our Initial Public Offering or following our Initial Public Offering in the open market, in favor of the proposed business combination.

We will consummate our initial business combination only if public stockholders do not exercise conversion rights in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of the initial business combination and a majority of the outstanding shares of common stock voted are voted in favor of the business combination.

Pursuant to our amended and restated certificate of incorporation, if we do not consummate our initial business combination within 12 months from the closing of our Initial Public Offering (or up to 18 months from the closing of our Initial Public Offering if the extension criteria described elsewhere in this prospectus is met), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our insiders and I-Bankers Securities, Inc. have agreed to waive their rights to share in any distribution with respect to their insider shares and private shares, although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time period.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the shares of common stock, except that public stockholders have the right to sell their shares to us in any tender offer or have their shares of common stock converted to cash equal to their pro rata share of the trust account if they vote on the proposed business combination and the business combination is completed. If we hold a stockholder vote to amend any provisions of our certificate of incorporation relating to stockholder’s rights or pre-business combination activity (including the substance or timing within which we have to complete a business combination), we will provide our public stockholders with the opportunity to redeem their shares of common stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, in connection with any such vote. In either of such events, converting stockholders would be paid their pro rata portion of the trust account promptly following consummation of the business combination or the approval of the amendment to the certificate of incorporation. Public stockholders who sell or convert their stock into their share of the trust account still have the right to exercise the warrants that they received as part of the units. If the business combination is not consummated or the amendment is not approved, stockholders will not be paid such amounts.

Warrants

There are 5,750,000 warrants outstanding as of June 30, 2020 that were issued in our IPO. Each redeemable warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per full share, subject to adjustment as discussed below, at any time commencing on the later of the completion of an initial business combination and 12 months from the date of this prospectus. However, except as set forth below, no warrants will be exercisable for cash unless we have an effective and current registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the warrants is not effective within 120 days from the consummation of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act provided that such exemption is available. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of common stock for the 10 trading days ending on the day prior to the date of exercise. For example, if a holder held 300 warrants to purchase 150 shares and the fair market value on the date prior to exercise was $15.00, that holder would receive 35 shares without the payment of any additional cash consideration. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis. The warrants will expire five years from the consummation of a Business Combination at 5:00 p.m., Eastern Standard Time.

We may call the outstanding warrants for redemption (excluding the private warrants and warrants that may be issued upon conversion of working capital loans), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each warrant holder;

•        if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30-day trading period ending on the third business day prior to the notice of redemption to warrant holders (the “Force-Call Provision”), and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.

The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of our common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether we will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our common shares at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.

In addition, if (x) we issue additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by our board of directors), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination, and (z) the volume weighted average trading price of our common stock during the 20 trading day period starting on the trading day prior to the day on which we consummate our initial business combination (“Market Price”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, LLC, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of shares of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

Except as described above, no public warrants will be exercisable for cash and we will not be obligated to issue shares of common stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of common stock issuable upon exercise of the warrants is current and the shares of common stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the shares of common stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the shares of common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.

Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.9% of the shares of common stock outstanding. Notwithstanding the foregoing, any person who acquires a warrant with the purpose or effect of changing or influencing the control of our company, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition will be deemed to be the beneficial owner of the underlying shares of common stock and not be able to take advantage of this provision.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Contractual Arrangements with respect to the Private GVAC Warrants

The 2,100,000 private warrants that are issued and outstanding that were issued in a private placement to be completed simultaneously with our IPO in an amount of $2,100,000 with our sponsor for the purchase of 2,100,000 warrants. We have agreed that so long as the private warrants are still held by the initial purchaser (our sponsor) or its affiliates or designees, we will not redeem such warrants and we will allow the holders to exercise such warrants on a cashless basis (even if a registration statement covering the shares of common stock issuable upon exercise of such warrants is not effective). However, once any of the foregoing warrants are transferred from the initial purchasers or their affiliates, these arrangements will no longer apply. Additionally, the representative of the underwriters has agreed that it will not be permitted to exercise any private warrants to be issued to it and/or its affiliates or designees upon consummation of our Initial Public Offering after the five-year anniversary of the effective date of the registration statement for our IPO (November 18, 2019). Furthermore, because the private warrants will be issued in a private transaction, the holders and their transferees will be allowed to exercise the private warrants for cash even if a registration statement covering the shares of common stock issuable upon exercise of such warrants is not effective and receive unregistered shares of common stock. The warrants will have an exercise price of $11.50 per share..

Rights

There are 5,750,000 rights outstanding as of June 30, 2020. Each holder of a right will receive one-tenth (1/10) of one share of common stock upon consummation of our initial business combination, even if the holder of such right converted all shares held by him, her or it in connection with the initial business combination or an amendment to our amended and restated certificate of incorporation with respect to our pre-business combination activities. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional shares upon consummation of an initial business combination as the consideration related thereto has been included in the unit purchase price paid for by investors in our Initial Public Offering. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of ours).

The number of shares that the holders of rights are entitled to receive upon consummation of the initial business combination shall be equitably adjusted to reflect appropriately the effect of any share split, reverse share split, share dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the shares occurring on or after the date hereof and prior to the consummation of a business combination.

The rights will be issued in registered form under a rights agreement between Continental Stock Transfer & Trust Company, as rights agent, and us. The rights agreement provides that the terms of the rights may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding rights in order to make any change that adversely affects the interests of the registered holders.

If we enter into a definitive agreement for a business combination in which we will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the shares will receive in the transaction on an as-converted into ordinary share basis. In the event we will not be the surviving company upon completion of our initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the 1/10 of a share underlying each right (without paying any additional consideration) upon consummation of the business combination. More specifically, each holder will be required to indicate his, her or its election to convert the rights into their underlying shares as well as to return the original rights certificates to us. There is no length of time within which an investor must affirmatively elect to convert the rights. However, until a holder affirmatively elects to convert its rights, the right certificates held by such holder will not represent the ordinary shares they are convertible for but instead will simply represent the right to receive such shares.

If we are unable to complete an initial business combination within the required time period and we liquidate the funds held in the trust account, holders of rights will not receive any of such funds with respect to their rights (or underlying shares), nor will they receive any distribution from our assets held outside of the trust account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of the initial business combination. Additionally, in no event will we be required to net cash settle the rights. Because we will only issue a whole number of shares, you will not receive any fractional shares to the extent the number of rights held by you upon consummation of our initial business combination is not divisible by ten.

Our Transfer Agent and Warrant Agent

The transfer agent for our shares of common stock, warrant agent for our warrants and rights agent for our rights is Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004.

Certain Anti-Takeover Provisions of Delaware Law and our Amended and Restated Certificate of Incorporation and By-Laws

We will be subject to the provisions of Section 203 of the DGCL regulating corporate takeovers upon completion of our Initial Public Offering. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•        a stockholder who owns 10% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

•        an affiliate of an interested stockholder; or

•        an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:

•        our board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•        after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•        on or subsequent to the date of the transaction, the business combination is approved by our board of directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Exclusive Forum For Certain Lawsuits

Our amended and restated certificate of incorporation will require that, unless the company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the company to the company or the company’s stockholders, (iii) any action asserting a claim against the company, its directors, officers or employees arising pursuant to any provision of the Delaware General Corporation Law or our amended and restated certificate of incorporation or the bylaws, or (iv) any action asserting a claim against the company, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, (a) any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction, and (b) any action or claim arising under the Exchange Act or Securities Act of 1933, as amended. This provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the company and its directors, officers, or other employees.

Special meeting of stockholders

Our bylaws provide that special meetings of our stockholders may be called only by a majority vote of our Board of Directors, by our chief executive officer or by our chairman.

Advance notice requirements for stockholder proposals and director nominations

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be delivered to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Authorized but unissued shares

Our authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

EXPERTS

The consolidated financial statements of Accountable Healthcare America, Inc. as of December 31, 2019 and for the year then ended included in this proxy statement have been so included in reliance on the report of Marcum, LLP, an independent registered public accounting firm (the report on the consolidated financial statements contains an explanatory paragraph regarding AHA’s ability to continue as a going concern) appearing elsewhere herein and in the Registration Statement, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Accountable Healthcare America, Inc. as of December 31, 2018 and for the year then ended included in this proxy statement have been so included in reliance on the report of Kaufman Rossin & Co., P.A. an independent registered public accounting firm (the report on the consolidated financial statements contains an explanatory paragraph regarding AHA’s ability to continue as a going concern) appearing elsewhere herein and in the Registration Statement, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Health Promoters, LLC, Jupiter Medical Group, Inc. and Primary Care Associates, Inc. (the “HP Companies”) as of December 31, 2019 and 2018, for the years then ended included in this proxy statement have been so included in reliance on the report of Marcum, LLP, an independent registered public accounting firm appearing elsewhere herein and in the Registration Statement, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of GreenVision Acquisition Corp. as of December 31, 2019 and 2019 and for the fiscal period from September 11, 2019 (date of formation) to December 31, 2019 and for the year ended December 31, 2019 have been so included in reliance on the report of Marcum, LLP, an independent registered public accounting firm appearing elsewhere herein and in the Registration Statement, given on the authority of said firm as experts in auditing and accounting.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the next annual meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. The next annual meeting date is unknown at this time. Once a tentative date is set by the Company’s Board of Directors, it will be disclosed in a subsequent quarterly report on Form 10-Q or current report on Form 8-K filed by the Company, which will also include the time period within which shareholder proposals must be submitted to the Company in order to be considered for inclusion in the Company’s proxy materials for that meeting. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the next annual meeting, other than one that will be included in our proxy materials, must notify us a reasonable time before the Company mails the proxy statement for the next annual meeting, however, if a stockholder fails to notify us of a proposal a reasonable time before the proxy statement is mailed, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

Management of GVAC knows of no other matters which may be brought before the GVAC special meeting. If any matter other than the Proposals described in this proxy statement should properly come before the special meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

GVAC is subject to the informational requirements of the Exchange Act, and is required to file reports, proxy statements and other information with the SEC. You can read GVAC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

The SEC’s rules allow the Company to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement from the date those documents are filed, except for any information superseded by information contained directly in this proxy statement. The Company has filed the documents listed below with the SEC under the Exchange Act, and these documents are incorporated herein by reference:

•        The financial statements of GVAC for the year ended December 31, 2019 are incorporated herein by reference to pages [F-1 – F-16] of GVAC’s Annual Report on Form 10-K filed with the SEC on March 24, 2020.

•        The financial statements of GVAC for the period from September 11, 2019 to September 16, 2019 are incorporated herein by reference to pages [F-1 – F-15] of GVAC’s Registration Statement on Form S-1 filed with the SEC on November 14, 2019.

You may request a copy of this proxy statement, the documents attached as annexes to this proxy statement or the documents incorporated by reference into the proxy statement, excluding all exhibits unless specifically incorporated by reference into such documents, by writing to or calling us at the following address and telephone number and we will provide the requested documents to you without charge:

GreenVision Acquisition Corp.
One Penn Plaza, 36th Floor
New York, NY 10019
Attn: Chief Financial Officer
Telephone: (212) 786-7429

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy Inc.
Call toll-free: (877) 870-8565

If you are a stockholder of GVAC and would like to request documents, please do so by October 21, 2019, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means within one business day of receipt of y request.

All information contained in this proxy statement relating to GVAC has been supplied by GVAC, and all such information relating to AHA has been supplied by AHA. Information provided by either GVAC or AHA does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of GVAC for the special meeting. Neither GVAC nor AHA has authorized anyone to give any information or make any representation about the Business Combination, GVAC or AHA that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

GREENVISION ACQUISITION CORP.

Accountable Healthcare America, Inc. and Subsidiary
Report of Independent Registered Public Accounting Firm	F-35
Financial Statements:
Consolidated Balance Sheets as of December 31, 2019 and 2018	F-37
Consolidated Statements of Operations for the years ended December 31, 2019 and 2018	F-38
Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit) for the years ended December 31, 2019 and 2018	F-39
Consolidated Statements of Cash Flow for the years ended December 31, 2019 and 2018	F-41
Notes to Consolidated Financial Statements	F-42 to F-60
Financial Statements:
Condensed Consolidated Balance Sheets as of June 30, 2020 (Unaudited) and December 31, 2019	F-62
Condensed Consolidated Statements of Operations for the six months ended June 30, 2020 and 2019 (Unaudited)	F-63
Condensed Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the six months ended June 30, 2020 and 2019 (Unaudited)	F-64
Condensed Consolidated Statements of Cash Flow for the six months ended June 30, 2020 and 2019 (Unaudited)	F-66
Notes to Consolidated Financial Statements	F-67 to F-84

Financial Statements:
Condensed Combined Balance Sheets as of June 30, 2020 (Unaudited) and December 31, 2019	F-107
Condensed Combined Statements of Income for the six months ended June 30, 2020 and 2019 (Unaudited)	F-108
Condensed Combined Statements of Changes in Partners’ Equity for the six months ended June 30, 2020 and 2019 (Unaudited)	F-109
Condensed Combined Statements of Cash Flows for the six months ended June 30, 2020 and 2019 (Unaudited)	F-110
Notes to Condensed Combined Financial Statements	F-111 to F-123

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of
GreenVision Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of GreenVision Acquisition Corp. (the “Company”) as of December 31, 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the period from September 11, 2019 (inception) through December 31, 2019, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and its cash flows for the period from September 11, 2019 (inception) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2019.

New York, NY

March 24, 2020

GREENVISION ACQUISITION CORP.

BALANCE SHEET

DECEMBER 31, 2019

ASSETS
Current assets
Cash	$471,284
Prepaid expenses and other current assets	34,405
Total Current Assets	505,689
Deferred taxes asset	3,424
Marketable securities held in Trust Account	57,591,635
TOTAL ASSETS	$58,100,748

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities – Accrued expenses	$85,559
Total Current Liabilities	85,559

Commitments
Common stock subject to possible redemption, 5,298,734 shares at redemption value	53,015,180

Stockholders’ Equity
Preferred stock, $0.00001 par value; 100,000,000 shares authorized; none issued and outstanding
Common stock, $0.00001 par value; 300,000,000 shares authorized; 1,888,766 shares issued and outstanding (excluding 5,298,734 shares subject to possible redemption)	19
Additional paid-in capital	5,012,869
Accumulated deficit	(12,879)
Total Stockholders’ Equity	5,000,009
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$58,100,748

The accompanying notes are an integral part of the financial statements.

GREENVISION ACQUISITION CORP.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM SEPTEMBER 11, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

Operating and formation costs	$107,938
Loss from operations	(107,938)

Other income (expense):
Interest income	93,286
Unrealized loss on marketable securities held in Trust Account	(1,651)
Other income, net	91,635
Loss before provision for income taxes	(16,303)
Provision for income taxes	3,424
Net loss	$(12,879)
Weighted average shares outstanding, basic and diluted(1)	1,478,756
Basic and diluted net loss per common share(2)	$(0.03)

____________

(1)      Excludes an aggregate of up to 5,298,734 shares subject to possible redemption.

(2)      Net loss per share — basic and diluted excludes income attributable to common stock subject to possible redemption of $27,843 for the period from September 11, 2019 (inception) through December 31, 2019.

The accompanying notes are an integral part of the financial statements.

GREENVISION ACQUISITION CORP.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM SEPTEMBER 11, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

			Additional Paid-in Capital		Total Stockholders’ Equity
	Common Stock			Accumulated Deficit
	Shares	Amount
Balance – September 11, 2019 (inception)	—	$—	$—	$—	$—
Issuance of common stock to Sponsor	1,437,500	14	24,986	—	25,000
Sale of 5,750,000 Units, net of underwriting discounts and offering expenses	5,750,000	58	55,902,910	—	55,902,968
Proceeds from sale of warrant to underwriter	—	—	100	—	100
Sale of 2,100,000 Placement Warrants	—	—	2,100,000	—	2,100,000
Common stock subject to possible redemption	(5,298,734)	(53)	(53,015,127)	—	(53,015,180)
Net loss	—	—	—	(12,879)	(12,879)
Balance – December 31, 2019	1,888,766	$19	$5,012,869	$(12,879)	$5,000,009

The accompanying notes are an integral part of the financial statements.

GREENVISION ACQUISITION CORP.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM SEPTEMBER 11, 2019 (INCEPTION) THROUGH DECEMBER 31, 2019

Cash Flows from Operating Activities:
Net loss	$(12,879)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(93,286)
Unrealized loss on marketable securities held in Trust Account	1,651
Deferred tax provision	(3,424)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(34,405)
Accrued expenses	85,559
Net cash used in operating activities	(56,784)

Cash Flows from Investing Activities:
Investment of cash in Trust Account	(57,500,000)
Net cash used in investing activities	(57,500,000)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock to Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	56,350,000
Proceeds from sale of Private Warrants	2,100,000
Proceeds from sale of warrant to underwriter	100
Proceeds from promissory note – related party	411,000
Repayment of promissory note – related party	(411,000)
Payment of offering costs	(447,032)
Net cash provided by financing activities	58,028,068

Net Change in Cash	471,284
Cash – Beginning	—
Cash – Ending	$471,284

Non-cash investing and financing activities:
Initial classification of common stock subject to possible redemption	$53,027,030
Change in value of common stock subject to possible redemption	$(11,850)

The accompanying notes are an integral part of the financial statements.

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

GreenVision Acquisition Corp. (the “Company”) was incorporated in Delaware on September 11, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on target businesses operating in North America, Europe and Asia (excluding China) in the life sciences and healthcare industries. The Company shall not undertake its initial Business Combination with any entity with its principal business operations in China. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2019, the Company had not commenced any operations. All activity for the period from September 11, 2019 (inception) through December 31, 2019 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on November 18, 2019. On November 21, 2019, the Company consummated the Initial Public Offering of 5,750,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 750,000 Units, at $10.00 per Unit, generating gross proceeds of $57,500,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant in a private placement to GreenVision Capital Holding LLC (the “Sponsor”), generating gross proceeds of $2,100,000, which is described in Note 4.

Transaction costs amounted to $1,597,032, consisting of $1,150,000 of underwriting fees and $447,032 of other offering costs. As of the date of completion of our Initial Public Offering, $526,950 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes, as of the Initial Public Offering date. As of December 31, 2019, $471,284 of cash was held outside of the trust account and was available for working capital purposes.

Following the closing of the Initial Public Offering on November 21, 2019, an amount of $57,500,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Warrants was placed in a trust account (the “Trust Account”) and be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act of1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants or rights.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Certificate of Incorporation (the “Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and any of the Company’s officers or directors that hold Founder Shares (as defined in Note 5) (the “Initial Stockholders”) have agreed (a) to vote their Founder Shares and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination and (b) not to convert any shares (including the Founder Shares) in connection with a stockholder vote to approve, or sell the shares to the Company in any tender offer in connection with, a proposed Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Company will have until November 21, 2020 to consummate a Business Combination. However, if the Company anticipates that it may not be able to consummate a Business Combination by November 21, 2020, the Company may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 18 months to complete a Business Combination) (the “Combination Period”). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliate or designees must deposit into the Trust Account $575,000 or $0.10 per Public Share, up to an aggregate of $1,150,000 or $0.20 per Public Share, on or prior to the date of the applicable deadline, for each three month extension.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

(including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants or rights, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor and insiders have agreed (a) to waive their redemption rights with respect to the Founder Shares and Public Shares held by them in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to consummate a Business Combination within the Combination Period and (c) not to propose, or vote in favor of, an amendment to the Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment. However, the Initial Stockholders will be entitled to liquidating distributions with respect to any Public Shares acquired if the Company fails to consummate a Business Combination or liquidates within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2019.

Marketable securities held in Trust Account

At December 31, 2019, the assets held in the Trust Account were substantially held in U.S. Treasury Bills.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Net loss per common share

Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at December 31, 2019, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and the private placement to purchase 7,850,000 shares of common stock; (2) rights sold in the Initial Public Offering that convert into 575,000 shares of common stock, and (3) a warrant to purchase 287,500 shares of common stock sold to the underwriter, in the calculation of diluted loss per common share, since the exercise of the warrants and the conversion of the rights into shares of common stock are contingent upon the occurrence of future events. As a result, diluted loss per common share is the same as basic loss per common share for the period presented.

Reconciliation of net loss per common share

The Company’s net loss is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

For the Period from September 11, 2019 (inception) through December 31, 2019
Net loss	$(12,879)
Less: Income attributable to shares subject to possible redemption	(27,843)
Adjusted net loss	$(40,722)
Weighted average shares outstanding, basic and diluted	1,478,756
Basic and diluted net loss per share	$(0.03)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal depository insurance coverage of $250,000. The Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such account.

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 5,750,000 Units, which includes the full exercise by the underwriter of its option to purchase an additional 750,000 Units at $10.00 per Unit. Each Unit consists of (i) one share of common stock, (ii) one redeemable warrant (“Public Warrant”) and (ii) one right to receive one-tenth of one share of common stock (“Public Right”). Each Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 2,100,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $2,100,000. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7). If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

In September 2019, the Sponsor purchased 1,437,500 shares (the “Founder Shares”) of the Company’s common stock for an aggregate purchase price of $25,000. The Founder Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Initial Stockholders would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Initial Stockholders did not purchase any Public Shares in the Initial Public Offering). The Sponsor subsequently transferred a total of 60,000 shares to two directors of the Company. As a result of the underwriter’s election to fully exercise its over-allotment option, 187,500 Founder Shares are no longer subject to forfeiture.

The Sponsor and each insider has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of their Founder Shares until, with respect to 50% of the Founder Shares, the earlier of six months after the consummation of a Business Combination and the date on which the closing price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after a Business Combination and, with respect to the remaining 50% of the Founder Shares, until the six months after the consummation of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

Promissory Note — Related Party

On September 16, 2019, the Company issued an unsecured promissory note to the Sponsor (the “Promissory Note”), pursuant to which the Company borrowed an aggregate principal amount of $411,000. The Promissory Note was non-interest bearing and due on the earlier of March 31, 2020 or the consummation of the Initial Public Offering. The borrowings outstanding under the Promissory Note of $411,000 were repaid upon the consummation of the Initial Public Offering on November 21, 2019.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be converted into private warrants of $1.00 per private warrant. These additional warrants would be identical to the Private Warrants.

Related Party Extension Loans

As discussed in Note 1, the Company may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 18 months to complete a Business Combination. In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or other insiders or their respective affiliate or designees must deposit into the Trust Account $575,000 or $0.10 per Public Share, up to an aggregate of $1,150,000 or $0.20 per Public Share, on or prior to the date of the applicable deadline, for each three month extension. Any such payments would be made in the form of a loan. The terms of the promissory note to be issued in connection with any such loans have not yet been negotiated. If the Company completes a Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company or convert such amounts into additional Private Warrants. If the Company does not complete a Business Combination, the Company will not repay such loans. Furthermore, the letter agreement with the Sponsor will contain a provision pursuant to which the Sponsor will agree to waive its right to be repaid for such loans in the event that the Company does not complete a Business Combination. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete a Business Combination.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on November 18, 2019, the holders of the Founder Shares, Private Warrants (and all underlying securities), and any shares that may be issued upon conversion of Working Capital Loans are entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder Shares are to be released from escrow. The holders of a majority of the Private Warrants and warrants issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time commencing on the date that the Company consummates a Business

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 6. COMMITMENTS (cont.)

Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Business Combination Marketing Agreement

The Company has engaged I-Bankers Securities, Inc. as its advisor in connection with a Business Combination to assist the Company in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination simultaneously upon the firm commitment of this offering. The Company will pay I-Bankers Securities, Inc. a cash fee for such services upon the consummation of a Business Combination in an amount equal to 2.5% of the aggregate amount sold to the public in Initial Public Offering, or $1,437,500.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At December 31, 2019, there were no shares of preferred stock issued and outstanding.

Common Stock — The Company is authorized to issue 300,000,000 shares of common stock with a par value of $0.00001 per share. Holders of the common stock are entitled to one vote for each share. At December 31, 2019, there were 1,888,766 shares of common stock issued and outstanding, excluding 5,298,734 shares of common stock subject to possible redemption.

Warrants — The Public Warrants will become exercisable on the later of (a) the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within 120 days from the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act provided that such exemption is available. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the warrants for redemption (excluding the Private Warrants and the warrant sold to I-Bankers Securities, Inc. (see below)), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•        if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to warrant holders, and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination, and (z) the volume weighted average trading price of our common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates Business Combination (the “Market Price”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Rights — Each holder of a right will receive one-tenth (1/10) of one share of common stock upon consummation of a Business Combination, even if a holder of such right converted all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Proposed Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the shares of common stock will receive in the transaction on an as-converted into ordinary shares basis and each holder of rights will be required to affirmatively covert its rights in order to receive 1/10 of a share underlying each right (without paying additional consideration). The shares of common stock issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

Warrant

On November 21, 2019, the Company sold to I-Bankers Securities, Inc. (and its designees), for $100, a warrant to purchase up to 287,500 shares, exercisable, in whole or in part, at $12.00 per share, or an aggregate exercise price of $3,450,000. The warrant will be exercisable in whole or in part, commencing the later of (i) the closing of a Business Combination, or (ii) November 18, 2020, and expiring November 18, 2024. The warrant may be exercised for cash or on a cashless basis, at the holder’s option. The shares issuable upon exercise of the warrant are identical to those offered in the Initial Public Offering. The Company accounted for the warrant, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated the fair value of the warrant to be approximately $776,000, or $2.70 per warrant, using the Black-Scholes option-pricing model. The fair value of the warrant granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.62% and (3) expected life of five years. The warrant and the underlying securities that may be issued upon exercise of the option, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. The exercise price and number of shares issuable upon exercise of the warrant may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of common stock at a price below its exercise price.

NOTE 8. INCOME TAX

The Company’s net deferred tax asset at December 31, 2019 is as follows:

Deferred tax assets
Net operating loss carryforward	$3,077
Unrealized loss on marketable securities	347
Total deferred tax assets	3,424
Valuation allowance	—
Deferred tax asset, net of allowance	$3,424

The income tax provision for the period from September 11, 2019 (inception) through December 31, 2019 consists of the following:

Federal
Current	$—
Deferred	(3,424)

State
Current	$—
Deferred	—
Change in valuation allowance	—
Income tax provision	$(3,424)

As of December 31, 2019, the Company had U.S. federal and state net operating loss carryovers (“NOLs”) on the amount of $14,652 available to offset future taxable income. The NOLs have an unlimited carry-forward period; however, under IRS regulations the ability to utilize NOLs will be limited by any change of control and other factors.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

GREENVISION ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

NOTE 8. INCOME TAX (cont.)

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2019 is as follows:

Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Income tax provision	21.0%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open and subject to examination.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2019, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2019
Assets:
Marketable securities held in Trust Account	1	$57,591,635

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

GREENVISION ACQUISITION CORP.
CONDENSED BALANCE SHEETS

	June 30, 2020	December 31, 2019
	(unaudited)
ASSETS
Current assets
Cash	$202,271	$471,284
Prepaid expenses and other current assets	51,667	34,405
Total Current Assets	253,938	505,689

Deferred tax asset	6,526	3,424
Marketable securities held in Trust Account	57,839,584	57,591,635
TOTAL ASSETS	$58,100,048	$58,100,748

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities – accounts payable and accrued expenses	$96,527	$85,559
Total Current Liabilities	96,527	85,559

Commitments

Common stock subject to possible redemption, 5,276,115 and 5,298,734 shares at redemption value as of June 30, 2020 and December 31, 2019, respectively	53,003,513	53,015,180

Stockholders’ Equity
Preferred stock, $0.00001 par value; 100,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.00001 par value; 300,000,000 shares authorized; 1,911,385 and 1,888,766 shares issued and outstanding (excluding 5,276,115 and 5,298,734 shares subject to possible redemption) as of June 30, 2020 and December 31, 2019, respectively	19	19
Additional paid-in capital	5,024,536	5,012,869
Accumulated deficit	(24,547)	(12,879)
Total Stockholders’ Equity	5,000,008	5,000,009
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$58,100,408	$58,100,748

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENVISION ACQUISITION CORP.
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

	Three Months Ended June 30, 2020	Six Months Ended June 30, 2020
Operating costs	$197,910	$354,799
Loss from operations	(197,910)	(354,799)

Other income:
Interest income on marketable securities held in Trust Account	14,418	340,029

Loss before provision for income taxes	(183,492)	(14,770)
Benefit from income taxes	38,534	3,102
Net loss	$(144,958)	$(11,668)

Weighted average shares outstanding, basic and diluted(1)	1,897,842	1,893,304

Basic and diluted net loss per common share(2)	$(0.08)	$(0.12)

____________

(1)      Excludes an aggregate of up to 5,276,115 shares subject to possible redemption.

(2)      Net loss per share — basic and diluted excludes income attributable to common stock subject to possible redemption of $2,709 and $223,097 for the three and six months ended June 30, 2020.

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENVISION ACQUISITION CORP.
CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
THREE AND SIX MONTHS ENDED JUNE 30, 2020
(UNAUDITED)

	Common Stock		Additional Paid-in Capital	Retained Earnings/ (Accumulated Deficit)	Total Stockholders’ Equity
	Shares	Amount
Balance – January 1, 2020	1,888,766	$19	$5,012,869	$(12,879)	$5,000,009

Change in value of common stock subject to possible redemption	9,076	—	(133,296)	—	(133,296)

Net income	—	—	—	133,290	133,290

Balance – March 31, 2020	1,897,842	19	4,879,573	120,411	5,000,003

Change in value of common stock subject to possible redemption	13,543	—	144,963	—	144,963

Net loss	—	—	—	(144,958)	(144,958)

Balance – June 30, 2020	1,911,385	$19	$5,024,536	$(24,547)	$5,000,008

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENVISION ACQUISITION CORP.
CONDENSED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2020
(UNAUDITED)

Cash Flows from Operating Activities:
Net loss	$(11,668)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(340,029)
Deferred tax benefit	(3,102)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(17,262)
Accounts payable and accrued expenses	10,968
Net cash used in operating activities	(361,093)

Cash Flows from Investing Activities:
Cash withdrawn from Trust Account to pay franchise and income taxes	92,080
Net cash provided by investing activities	92,080

Net Change in Cash	(269,013)
Cash – Beginning	471,284
Cash – Ending	$202,271

Supplementary cash flow information:
Cash paid for income taxes	$8,150

Non-cash investing and financing activities:
Change in value of common stock subject to possible redemption	$(11,667)

The accompanying notes are an integral part of the unaudited condensed financial statements.

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

GreenVision Acquisition Corp. (the “Company”) was incorporated in Delaware on September 11, 2019. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on target businesses operating in North America, Europe and Asia (excluding China) in the life sciences and healthcare industries. The Company shall not undertake its initial Business Combination with any entity with its principal business operations in China. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 30, 2020, the Company had not commenced any operations. All activity through June 30, 2020 relates to the Company’s formation, the initial public offering (“Initial Public Offering”), which is described below, and identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on November 18, 2019. On November 21, 2019, the Company consummated the Initial Public Offering of 5,750,000 units (the “Units” and, with respect to the shares of common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of the over-allotment option to purchase an additional 750,000 Units, at $10.00 per Unit, generating gross proceeds of $57,500,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 2,100,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant in a private placement to GreenVision Capital Holding LLC (the “Sponsor”), generating gross proceeds of $2,100,000, which is described in Note 4.

Transaction costs amounted to $1,597,032, consisting of $1,150,000 of underwriting fees and $447,032 of other offering costs. As of the date of completion of our Initial Public Offering, $526,950 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes, as of the Initial Public Offering date. As of June 30, 2020, cash of $202,271 was held outside of the trust account and was available for working capital purposes.

Following the closing of the Initial Public Offering on November 21, 2019, an amount of $57,500,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering was placed in a trust account (the “Trust Account”) and be invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants or rights.

The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Certificate of Incorporation (the “Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor and any of the Company’s officers or directors that hold Founder Shares (as defined in Note 5) (the “Initial Stockholders”) have agreed (a) to vote their Founder Shares and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination and (b) not to convert any shares (including the Founder Shares) in connection with a stockholder vote to approve, or sell the shares to the Company in any tender offer in connection with, a proposed Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Company will have until November 21, 2020 to consummate a Business Combination. However, if the Company anticipates that it may not be able to consummate a Business Combination by November 21, 2020, the Company may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 18 months to complete a Business Combination) (the “Combination Period”). In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or its affiliate or designees must deposit into the Trust Account $575,000 or $0.10 per Public Share, up to an aggregate of $1,150,000 or $0.20 per Public Share, on or prior to the date of the applicable deadline, for each three month extension.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants or rights, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor and insiders have agreed (a) to waive their redemption rights with respect to the Founder Shares and Public Shares held by them in connection with the completion of a Business Combination, (b) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to consummate a Business Combination within the Combination Period and (c) not to propose, or vote in favor of, an amendment to the Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment. However, the Initial Stockholders will be entitled to liquidating distributions with respect to any Public Shares acquired if the Company fails to consummate a Business Combination or liquidates within the Combination Period.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.00 per Public Share, except as to any claims by a third party who executed a valid and enforceable agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the SEC on March 24, 2020, which contains the audited financial statements and notes thereto. The financial information as of December 31, 2019 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The interim results for the three and six months ended June 30, 2020 are not necessarily indicative of the results to be expected for the year ending December 31, 2020 or for any future interim periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the condensed financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 30, 2020 and December 31, 2019, respectively.

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Marketable Securities Held in Trust Account

At June 30, 2020, the assets held in the Trust Account were substantially held in money market funds, which are invested in U.S. Treasury Securities. At December 31, 2019, the assets held in the Trust Account were substantially held in U.S. Treasury Bills.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s condensed balance sheets.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 30, 2020 and December 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

On March 27, 2020, President Trump signed the Coronavirus Aid, Relief, and Economic Security “CARES” Act into law. The CARES Act includes several significant business tax provisions that, among other things, would eliminate the taxable income limit for certain net operating losses (“NOL) and allow businesses to carry back NOLs arising in 2018, 2019 and 2020 to the five prior years, suspend the excess business loss rules, accelerate refunds of previously generated corporate alternative minimum tax credits, generally loosen the business interest limitation under IRC section 163(j) from 30 percent to 50 percent among other technical corrections included in the Tax Cuts and Jobs Act tax provisions.

Net Loss per Common Share

Net loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at June 30, 2020, which are not currently redeemable and

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

are not redeemable at fair value, have been excluded from the calculation of basic loss per common share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and the private placement to purchase 7,850,000 shares of common stock; (2) rights sold in the Initial Public Offering that convert into 575,000 shares of common stock, and (3) a warrant to purchase 287,500 shares of common stock sold to the underwriter, in the calculation of diluted loss per common share, since the exercise of the warrants and the conversion of the rights into shares of common stock are contingent upon the occurrence of future events. As a result, diluted loss per common share is the same as basic loss per common share for the period presented.

Reconciliation of Net Loss per Common Share

The Company’s net loss is adjusted for the portion of income that is attributable to common stock subject to possible redemption, as these shares only participate in the earnings of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted loss per common share is calculated as follows:

	Three Months Ended June 30, 2020	Six Months Ended June 30, 2020
Net loss	$(144,958)	$(11,668)
Less: Income attributable to shares subject to possible redemption	(2,709)	(223,097)
Adjusted net loss	$(147,667)	$(234,765)

Weighted average shares outstanding, basic and diluted	1,897,842	1,893,304

Basic and diluted net loss per common share	$(0.08)	$(0.12)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 5,750,000 Units, which includes the full exercise by the underwriter of its option to purchase an additional 750,000 Units at $10.00 per Unit. Each Unit consists of (i) one share of common stock, (ii) one redeemable warrant (“Public Warrant”) and (ii) one right to receive one-tenth of one share of common stock (“Public Right”). Each Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 2,100,000 Private Warrants at a price of $1.00 per Private Warrant, for an aggregate purchase price of $2,100,000. Each Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7). If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

In September 2019, the Sponsor purchased 1,437,500 shares (the “Founder Shares”) of the Company’s common stock for an aggregate purchase price of $25,000. The Founder Shares included an aggregate of up to 187,500 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Initial Stockholders would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Initial Stockholders did not purchase any Public Shares in the Initial Public Offering). The Sponsor subsequently transferred a total of 60,000 shares to two directors of the Company. As a result of the underwriter’s election to fully exercise its over-allotment option, 187,500 Founder Shares are no longer subject to forfeiture.

The Sponsor and each insider has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of their Founder Shares until, with respect to 50% of the Founder Shares, the earlier of six months after the consummation of a Business Combination and the date on which the closing price of the common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period commencing after a Business Combination and, with respect to the remaining 50% of the Founder Shares, until the six months after the consummation of a Business Combination, or earlier, in either case, if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, or certain of the Company’s officers and directors or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be converted into private warrants of $1.00 per private warrant. These additional warrants would be identical to the Private Warrants.

Related Party Extension Loans

As discussed in Note 1, the Company may extend the period of time to consummate a Business Combination up to two times, each by an additional three months (for a total of 18 months to complete a Business Combination. In order to extend the time available for the Company to consummate a Business Combination, the Sponsor or other insiders or their respective affiliate or designees must deposit into the Trust Account $575,000 or $0.10 per

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

Public Share, up to an aggregate of $1,150,000 or $0.20 per Public Share, on or prior to the date of the applicable deadline, for each three month extension. Any such payments would be made in the form of a loan. The terms of the promissory note to be issued in connection with any such loans have not yet been negotiated. If the Company completes a Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released to the Company or convert such amounts into additional Private Warrants. If the Company does not complete a Business Combination, the Company will not repay such loans. Furthermore, the letter agreement with the Sponsor will contain a provision pursuant to which the Sponsor will agree to waive its right to be repaid for such loans in the event that the Company does not complete a Business Combination. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete a Business Combination.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on November 18, 2019, the holders of the Founder Shares, Private Warrants (and all underlying securities), and any shares that may be issued upon conversion of Working Capital Loans are entitled to registration rights. The holders of the majority of these securities are entitled to make up to two demands that the Company register such securities. The holders of the majority of the Founder Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the Founder Shares are to be released from escrow. The holders of a majority of the Private Warrants and warrants issued in payment of Working Capital Loans made to the Company (or underlying securities) can elect to exercise these registration rights at any time commencing on the date that the Company consummates a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Business Combination Marketing Agreement

The Company has engaged I-Bankers Securities, Inc. as its advisor in connection with a Business Combination to assist the Company in holding meetings with its stockholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities, assist the Company in obtaining stockholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination simultaneously upon the firm commitment of this offering. The Company will pay I-Bankers Securities, Inc. a cash fee for such services upon the consummation of a Business Combination in an amount equal to 2.5% of the aggregate amount sold to the public in Initial Public Offering, or $1,437,500.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 100,000,000 shares of preferred stock with a par value of $0.00001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At June 30, 2020 and December 31, 2019, there were no shares of preferred stock issued and outstanding.

Common Stock — The Company is authorized to issue 300,000,000 shares of common stock with a par value of $0.00001 per share. Holders of the common stock are entitled to one vote for each share. At June 30, 2020 and December 31, 2019, there were 1,911,385 and 1,888,766 shares of common stock issued and outstanding, excluding 5,276,115 and 5,298,734 shares of common stock subject to possible redemption, respectively.

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

Warrants —The Public Warrants will become exercisable on the later of (a) the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to such shares of common stock. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon exercise of the Public Warrants is not effective within 120 days from the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act provided that such exemption is available. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company may call the warrants for redemption (excluding the Private Warrants and the warrant sold to I-Bankers Securities, Inc. (see below)), in whole and not in part, at a price of $0.01 per warrant:

•        at any time while the warrants are exercisable,

•        upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•        if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to warrant holders, and

•        if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional shares of common stock or equity-linked securities for capital raising purposes in connection with the closing of a Business Combination at an issue price or effective issue price of less than $9.50 per share of common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of a Business Combination, and (z) the volume weighted average trading price of our common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates Business Combination (the “Market Price”) is below $9.50 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Warrants and the shares of common stock issuable upon the exercise of the Private Warrants will not be transferable, assignable or saleable until after the completion of a Business Combination,

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

subject to certain limited exceptions. Additionally, the Private Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

Rights — Each holder of a right will receive one-tenth (1/10) of one share of common stock upon consummation of a Business Combination, even if a holder of such right converted all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Proposed Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the shares of common stock will receive in the transaction on an as-converted into ordinary shares basis and each holder of rights will be required to affirmatively covert its rights in order to receive 1/10 of a share underlying each right (without paying additional consideration). The shares of common stock issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

Warrant

On November 21, 2019, the Company sold to I-Bankers Securities, Inc. (and its designees), for $100, a warrant to purchase up to 287,500 shares, exercisable, in whole or in part, at $12.00 per share, or an aggregate exercise price of $3,450,000. The warrant will be exercisable in whole or in part, commencing the later of (i) the closing of a Business Combination, or (ii) November 18, 2020, and expiring November 18, 2024. The warrant may be exercised for cash or on a cashless basis, at the holder’s option. The shares issuable upon exercise of the warrant are identical to those offered in the Initial Public Offering. The Company accounted for the warrant, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated the fair value of the warrant to be approximately $776,000, or $2.70 per warrant, using the Black-Scholes option-pricing model. The fair value of the warrant granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.62% and (3) expected life of five years. The warrant and the underlying securities that may be issued upon exercise of the option, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. The exercise price and number of shares issuable upon exercise of the warrant may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of common stock at a price below its exercise price.

NOTE 8. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

GREENVISION ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2020
(Unaudited)

NOTE 8. FAIR VALUE MEASUREMENTS (cont.)

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at June 30, 2020 and December 31, 2019, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	June 30, 2020	December 31, 2019
Assets:
Marketable securities held in Trust Account	1	$57,839,584	$57,591,635

NOTE 9. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

ACCOUNTABLE HEALTHCARE AMERICA, INC.

CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED
DECEMBER 31, 2019 AND 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Accountable Healthcare America, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheet of Accountable Healthcare America Inc. (the “Company”) as of December 31, 2019, the related consolidated statements of operations, redeemable convertible preferred stock and stockholders’ equity (deficit) and cash flows for the year ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and its cash flows for the year ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2020.

New York, NY
September 2, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Accountable Healthcare America, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheet of Accountable Healthcare America, Inc. (the “Company”) as of December 31, 2018 and the related consolidated statement of operations, redeemable convertible preferred stock and stockholders’ equity (deficit), and cash flows for the year ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018, and the results of its operations and its cash flows for the year ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’ consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Kaufman Rossin & Co., P.A.

Kaufman Rossin & Co., P.A.

We have served as the Company’s auditor since 2019.

Miami, FL

September 2, 2020

Accountable Healthcare America, Inc.
Consolidated Balance Sheets

	December 31,
	2019	2018
ASSETS
CURRENT ASSETS
Cash	$1,784,102	$949,840
Prepaid expenses and other current assets	900	400
TOTAL CURRENT ASSETS	1,785,002	950,240

Furniture and equipment, net	3,739	4,050
Intangibles, net	7,809,657	8,720,582
Goodwill	6,219,683	6,219,683
Lease Deposit	17,140	11,335
TOTAL ASSETS	$15,835,221	$15,905,890
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$80,977	$32,454
Accrued expenses	472,836	628,302
Accrued dividends	1,185,826	307,951
Notes payable – stockholders and related parties	759,110	197,091
TOTAL CURRENT LIABILITIES	2,498,749	1,165,798
LONG-TERM LIABILITIES
Deferred tax liabilities	1,327,286	2,210,232
TOTAL LONG-TERM LIABILITIES	1,327,286	2,210,232
TOTAL LIABILITIES	3,826,035	3,376,030
COMMITMENTS AND CONTINGENCIES
Series A redeemable convertible preferred stock, par value $.001 per share; 2,662,500 and 1,593,750 issued and outstanding as of December 31, 2019 and 2018, respectively	10,650,000	6,375,000
Series C redeemable convertible preferred stock, par value $.001 per share; 54,950 and 33,700 issued and outstanding as of December 31, 2019 and 2018, respectively	5,495,000	3,370,000
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock, 50,000,000 shares authorized, par value $.001 per share; Series B redeemable preferred stock, 500,000 and 750,000 shares issued and outstanding as of December 31, 2019 and 2018, respectively	500	750
Common stock, par value $.001 per share; 75,000,000 shares authorized, 11,075,000 and 10,625,000 shares issued and outstanding as of December 31, 2019 and 2018, respectively	11,075	10,625
Additional paid in capital	206,951	1,412,878
Accumulated deficit	(4,354,340)	(2,386,520)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT) ATTRIBUTABLE TO ACCOUNTABLE HEALTHCARE AMERICA, INC.	(4,135,814)	(962,267)
NON-CONTROLLING INTEREST	—	3,747,127
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(4,135,814)	2,784,860
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$15,835,221	$15,905,890

The accompanying notes are an integral part of these consolidated financial statements.

Accountable Healthcare America, Inc.
Consolidated Statements of Operations

	For the Years ended December 31,
	2019	2018
REVENUES
Shared savings program	$4,736,674	$4,598,289
TOTAL REVENUES	4,736,674	4,598,289
OPERATING COSTS AND EXPENSES
Shared savings	1,834,239	1,645,029
Depreciation and amortization	913,865	535,564
General and administrative	4,389,187	3,431,718
TOTAL OPERATING COSTS AND EXPENSES	7,137,291	5,612,311
LOSS FROM OPERATIONS	(2,400,617)	(1,014,022)
OTHER INCOME (EXPENSE)
Interest expense, net	(24,086)	(359,528)
Other income, net	18,333	2,945
Gain on extinguishment of debt	—	2,490,000
Loss on acquisition of non-controlling interest	—	(296,000)
TOTAL OTHER (EXPENSE) INCOME	(5,753)	1,837,417
(LOSS) INCOME BEFORE INCOME TAXES	(2,406,370)	823,395
INCOME TAX (BENEFIT) PROVISION	(882,946)	48,472
NET (LOSS) INCOME	(1,523,424)	774,923
Net (income) loss attributable to non-controlling interest	25,854	(37,160)
NET (LOSS) INCOME ATTRIBUTABLE TO AHA	(1,497,570)	737,763
Accretion to redemption value on Series A redeemable convertible preferred stock	470,250	1,259,063
Preferred stock dividends	1,057,875	352,951
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(3,025,695)	$(874,252)
Net loss per share attributable to common shareholders – basic	$(0.28)	$(0.08)
Net loss per share attributable to common shareholders – diluted	$(0.28)	$(0.08)
Weighted average common shares outstanding – basic	10,781,250	10,620,000
Weighted average common shares outstanding – diluted	10,781,250	10,620,000

The accompanying notes are an integral part of these consolidated financial statements.

Accountable Healthcare America, Inc.
Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and
Stockholders’ Equity (Deficit)
For the Years Ended December 31, 2019 and 2018

	Series A Redeemable Convertible Preferred Stock		Series C Redeemable Convertible Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Non-Controlling Interest	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Par value
BALANCE AT DECEMBER 31, 2017	—	$—	—	$—	—	$—	10,615,000	$10,615	$1,646,356	$(1,865,220)	$—	$(208,249)
Sale of common stock for cash	—	—	—	—	—	—	10,000	10	19,990	—	—	20,000
Issue Series A preferred stock to purchase ACMG	1,593,750	5,115,937	—	—	—	—	—	—	—	—	5,535,000	5,535,000
Conversion of notes payable to Series B preferred stock	—	—	—	—	750,000	750	—	—	509,250	—	—	510,000
Sale of Series C preferred stock for cash	—	—	33,700	3,370,000	—	—	—	—	—	—	—	—
Dividends accrued	—	—	—	—	—	—	—	—	(352,951)	—	—	(352,951)
Finders fees	—	—	—	—	—	—	—	—	(134,800)	—	—	(134,800)
Acquisition of non-controlling interest	—	—	—	—	—	—	—	—	(274,967)	—	(1,825,033)	(2,100,000)
Accretion to redemption value on Series A redeemable convertible preferred stock	—	1,259,063	—	—	—	—	—	—	—	(1,259,063)	—	(1,259,063)
Net income	—	—	—	—	—	—	—	—	—	737,763	37,160	774,923
BALANCE AT DECEMBER 31, 2018	1,593,750	$6,375,000	33,700	$3,370,000	750,000	$750	10,625,000	$10,625	$1,412,878	$(2,386,520)	$3,747,127	$2,784,860

Accountable Healthcare America, Inc.
Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and
Stockholders’ Equity (Deficit)
For the Years Ended December 31, 2019 and 2018

	Series A Redeemable Convertible Preferred Stock		Series C Redeemable Convertible Preferred Stock		Series B Preferred Stock	Common Stock			Additional Paid-in Capital	Accumulated Deficit	Non-Controlling Interest	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Par value
BALANCE AT DECEMBER 31, 2018	1,593,750	$6,375,000	33,700	$3,370,000	750,000	$750	10,625,000	$10,625	$1,412,878	$(2,386,520)	$3,747,127	$2,784,860
Common stock issued for services	—	—			—	—	200,000	200	7,800	—	—	8,000
Series A preferred stock issued to purchase remaining interest in ACMG	1,068,750	3,804,750	—	—	—	—	—	—	(83,477)	—	(3,721,273)	(3,804,750)
Sale of Series C preferred stock for cash	—	—	21,250	2,125,000	—	—	—	—	—			—
Series B preferred stock converted to common stock	—	—	—	—	(250,000)	(250)	250,000	250	—	—	—	—
Options granted for services	—	—	—	—	—	—	—	—	3,980	—	—	3,980
Warrants granted for services	—	—	—	—	—	—	—	—	8,645	—	—	8,645
Dividends accrued	—	—	—	—	—	—	—	—	(1,057,875)	—	—	(1,057,875)
Finders fees	—	—	—	—	—	—	—	—	(85,000)	—	—	(85,000)
Accretion to redemption value on Series A redeemable convertible preferred stock	—	470,250	—	—	—	—	—	—	—	(470,250)	—	(470,250)
Net loss	—	—	—	—	—	—	—	—	—	(1,497,570)	(25,854)	(1,523,424)
BALANCE AT DECEMBER 31, 2019	2,662,500	$10,650,000	54,950	$5,495,000	500,000	$500	11,075,000	$11,075	$206,951	$(4,354,340)	$—	$(4,135,814)

The accompanying notes are an integral part of these consolidated financial statements.

Accountable Healthcare America, Inc.
Consolidated Statements of Changes in Cash Flow

	For the Years ended December 31,
	2019	2018
CASH FLOW FROM OPERATING ACTIVITIES:
NET (LOSS) INCOME	$(1,523,424)	$774,923
ADJUSTMENTS TO RECONCILE TO CASH USED IN OPERATING ACTIVITIES:
Depreciation and amortization	913,865	535,564
Deferred income taxes	(882,946)	(93,268)
Gain on extinguishment of debt	—	(2,490,000)
Loss on acquisition of non-controlling interest	—	296,000
Amortization of debt discount (premium)	(3,139)	232,113
Common stock issued for services	8,000	—
Options issued for services	3,980	—
Warrants issued for services	8,645	—
Changes in operating assets and liabilities:
(Increase)/decrease in prepaid expenses and other current assets	(500)	24,062
(Increase)/decrease in lease deposit	(5,805)	—
Increase/(decrease) in accounts payable and accrued expenses	(106,944)	480,793
Net cash used in operating activities	(1,588,268)	(239,813)
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of non-controlling interest in ACMG	—	(2,100,000)
Purchase of furniture and equipment	(2,629)	—
Funds loaned to ACMG	—	(100,000)
Repayment of funds	—	190,000
Net cash used in investing activities	(2,629)	(2,010,000)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds on notes payable with related parties	750,000	247,760
Repayments on notes payable to related parties	(184,842)	(462,046)
Proceeds from sale of Series C preferred stock	2,125,000	3,370,000
Issuance costs on preferred stock	(85,000)	(134,800)
Proceeds from sale of common stock	—	20,000
Dividends paid	(180,000)	(45,000)
Net cash provided by financing activities	2,425,158	2,995,914
NET CHANGE IN CASH	834,261	746,101
CASH AT THE BEGINNING OF THE YEAR	949,840	203,739
CASH AT THE END OF THE YEAR	$1,784,101	$949,840
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Income taxes	$25,861	$850
Interest paid	$28,178	$149,967
NON-CASH INVESTING AND FINANCING TRANSACTION:
Preferred stock issued to retire notes payable	$—	$510,000
Dividends accrued but not paid	$877,875	$307,951
In connection with the Company’s acquisition of ACMG, equity instruments were issued and liabilities assumed as follows:
Fair value of assets acquired	$—	$39,797
Intangibles acquired	$—	$9,214,000
Fair value of current liabilities assumed	$—	$(565,042)
Deferred tax liabilities	$—	$(2,303,500)
Non-controlling interest	$—	$(5,535,000)
Goodwill	$—	$6,219,683
Value of equity method investment	$—	$1,954,000
Preferred stock issued for acquisitions	$3,804,750	$5,115,937

The accompanying notes are an integral part of these consolidated financial statements.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

1. Principles of Consolidation and Description of Business

Accountable Healthcare America, Inc. (“AHA” or “Holding”) was incorporated on October 6, 2014 pursuant to the laws of the State of Delaware and filed amendments to its Articles of Incorporation on March 23, 2018.

Accountable Care Medical Group of Florida, Inc. (“ACMG” or the “Subsidiary”) was incorporated on June 11, 2012, pursuant to the laws of the State of Florida and filed amendments to its Articles of Incorporation on July 19, 2012.

AHA was organized to acquire a series of companies providing a broad array of health and managed care services to Medicare members. AHA’s initial focus is on acquiring Accountable Care Organizations (“ACO’s”), Managed Service Organizations (“MSO’s”) and Primary Care Physician Practices (“PCP’s”) with significant numbers of Medicare members.

ACMG was organized to create and manage a “Clinically Integrated Health Care Delivery System” under the Medicare Shared Savings Program (“MSSP”). On January 1, 2014, ACMG began its first three-year agreement with The Centers for Medicare and Medicaid Services (“CMS”) as a Track 1 ACO, responsible for coordinating the care of Medicare Fee For Services (“FFS”) beneficiaries who have elected to remain in standard Medicare (i.e., have elected not to enroll in a Medicare Advantage Medicare Health Plan). ACMG is in its first year of its third ACO Agreement with CMS as of December 31, 2019.

On August 9, 2017, AHA entered into a Stock Purchase Agreement to acquire the stock of ACMG. Initial terms called for the purchase of 15% of ACMG for an immediate payment of $2,250,000 and a one-year option for the remaining 85% of ACMG. In 2018, the companies entered into a series of Addendums to the Stock Purchase Agreement whereby, among other things, AHA agreed to issue 1,593,750 shares of Series A Redeemable Convertible Cumulative Preferred Stock. The Series A preferred shares have a fair value at the date of issuance of $5,115,938. The Company also made a cash payment totaling $2,100,000 for which together represented a cumulative ownership interest in ACMG of 71.5%. The transactions were accounted for as business acquisition. On March 15, 2019, AHA and ACMG entered into Addendum 6 to the Stock Purchase Agreement whereby AHA agreed to issue 1,068,750 shares of Series A Redeemable Convertible Cumulative Preferred Stock; therefore, owning 100% of ACMG (see Note 3).

Impacts of COVID-19 pandemic on the Company’s Business

The potential impacts of the COVID-19 pandemic on the Company’s business are currently not estimable or determinable. The Company will continue to actively monitor the situation and may take actions that alter its business operations as may be required by federal, state or local authorities or that it determines is in the best interests of its employees, customers, partners, suppliers and stockholders. It is not clear what the potential effects any such alterations or modifications may have on the Company’s businesses, including the effects on its customers and prospects, or on its financial results for the remainder of fiscal year 2020.

Going Concern and Management’s Plans

As of December 31, 2019, the Company had cash balance of $1.7 million and a working capital deficit of approximately $700 thousand. In addition, the Company has a stockholders’ deficit of approximately $4.1 million. For the years ended December 31, 2019 and 2018, the Company incurred a net loss of approximately $1.5 million for 2019 and $700 thousand of income for 2018. The aforementioned factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company does not believe that its capital resources will be sufficient to fund planned operations. As a result, the Company will need additional funds to support its obligations for the next twelve months from the date the financial statements are issued. The Company will seek to raise additional capital as needed, through the issuance

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

1. Principles of Consolidation and Description of Business (cont.)

of equity, equity-linked or debt securities. Management’s plans and assessment of the probability that such plans will mitigate and alleviate any substantial doubt about the Company’s ability to continue as a going concern, is dependent upon the ability to attain funding to secure additional resources to generate sufficient revenues and increased margin, which without these represent the principal conditions that raise substantial doubt about our ability to continue as a going concern. The Company’s consolidated financial statements as of December 31, 2019 do not include any adjustments that might result from the outcome of this uncertainty.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of AHA and its subsidiary ACMG. AHA and its subsidiary are collectively referred to as (“the Company”). All intercompany balances and transactions have been eliminated in consolidation. The accompanying financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Non-controlling interest represents the portion of equity that AHA does not own in ACMG that is consolidated.

Use of Estimates

The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the valuation allowance related to deferred tax assets, valuation of acquired intangible assets, valuations of preferred shares and valuation of share-based compensation. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ materially from those estimates and assumptions.

Cash

The Company considers all highly liquid investments that are both readily convertible into known amounts of cash and mature within ninety days from their date of purchase to be cash equivalents. As of December 31, 2019 and 2018 the Company had no cash equivalents.

The Company maintains its cash in deposit accounts with two banks, which at times may exceed Federal Deposit Insurance Corporation (“FDIC”) insured limits. The Company believes it is not exposed to any significant credit risk on its cash balances. As of December 31, 2019 and 2018, the Company’s deposit accounts with banks exceeded the FDIC’s insured limit by approximately $863,530 and $397,744, respectively. The Company mitigates this risk by maintaining its cash balances at high-quality financial institutions and has not experienced any losses to date.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major improvements and additions are charged to the asset accounts, while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense as incurred. AHA is provided with office furniture and computers and the shared use of an office copier as part of an office space lease.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

2. Summary of Significant Accounting Policies (cont.)

Fair Value of Financial Instruments

The Company’s carrying amounts of financial instruments as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 825, “Disclosures about Fair Value of Financial Instruments”, including prepaid expenses, accrued expenses and other current liabilities, approximate their fair value due to the relatively short period to maturity for these instruments. The fair value of notes payable are based on current rates at which the Company could borrow funds with similar remaining maturities and the carrying value approximates fair value.

Intangible Assets

Intangible assets with finite lives include healthcare provider agreements, a trade name and non-compete agreements and are amortized using the straight-line method over their estimated useful lives.

The following table shows the useful lives of the Company’s intangible assets which are amortized on a straight-line basis:

Useful Lives (in years)
Healthcare provider agreements	12
Non-compete agreements	5
Trade name	8

Finite-lived intangibles and long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the expected future cash flows from the use of such assets (undiscounted and without interest charges) are less than the carrying value, a write-down would be recorded to reduce the carrying value of the asset to its estimated fair value. Fair value is determined based on appropriate valuation techniques. The Company determined that there was no impairment of its finite-lived intangible or long-lived assets during the years ended December 31, 2019 and 2018.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible assets and identifiable intangible assets acquired and accounted for under the purchase accounting method. Under FASB ASC 350, Intangibles — Goodwill and Other (“ASC 350”), indefinite-lived intangible assets are reviewed at least annually for impairment.

At least annually, at the Company’s fiscal year end, or sooner if events or changes in circumstances indicate that an impairment has occurred, the Company performs a qualitative assessment to determine whether it is more likely than not that the fair value of each reporting unit is less than its carrying amount as a basis for determining whether it is necessary to complete quantitative impairment assessments for the Company. The Company is required to perform a quantitative goodwill impairment test only if the conclusion from the qualitative assessment is that it is more likely than not that a reporting unit’s fair value is less than the carrying value of its assets. Should this be the case, a quantitative analysis is performed to identify whether a potential impairment exists by comparing the estimated fair values of the reporting units with their respective carrying values, including goodwill.

Revenue Recognition and Reserves Against Estimated Revenues

The Company accounts for revenue recognition in accordance with Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)”. Revenue from substantially all of the Company’s contracts with customers continues to be recognized over time as services are rendered.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

2. Summary of Significant Accounting Policies (cont.)

Revenues are recognized when we satisfy a performance obligation by transferring goods or services promised in a contract to a customer, in an amount that reflects the consideration that we expect to receive in exchange for those services. Performance obligations in our contracts represent distinct or separate service streams that we provide to our customers.

We evaluate our revenue contracts with customers based on the five-step model under ASC 606: (1) identify the contract with the customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to separate performance obligations; and (5) recognize revenues when (or as) each performance obligation is satisfied.

Under Topic 606, the Company applied the practical expedient to not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less and contracts for which variable consideration is allocated entirely to a wholly unsatisfied performance obligation or to a wholly unsatisfied promise to transfer a distinct service that forms part of a single performance obligation. Additionally, the Company applied the practical expedient to not adjust the transaction price for the effects of a significant financing component as the period between the time of service and time of payment is typically one year or less.

The Company’s performance obligation is to manage ACO participants who provide healthcare services to CMS’s members for the purpose of generating shared savings. If achieved, the Company receives shared savings payments from CMS, which represents variable consideration. The shared savings payments are recognized using the most likely methodology. However, as the Company does not have sufficient insight from CMS into the financial performance of the shared risk pool because of unknown factors related to IBNR, risk adjustment factors and stop loss provisions, among other factors, an estimate cannot be developed. Therefore, these amounts are considered to be fully constrained and only recorded in the year when such payments are known and/or received. The Company generally receives payment within ten months after the fiscal year-end.

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480, Distinguishing Liabilities from Equity (“ASC 480”), ASC 815-15, Embedded Derivatives, and ASC 815-40, Contracts in an Entity’s Own Equity (“ASC 815-40”). The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

Stock Compensation

The Company accounts for stock-based compensation in accordance with ASC No. 718, Compensation — Stock Compensation (“ASC No. 718”). Under ASC No. 718, compensation expense related to stock-based payments is recorded over the requisite service period based on the grant date fair value of the awards. Compensation previously recorded for unvested stock options that are forfeited is reversed upon forfeiture. The Company uses the Black-Scholes option pricing model for determining the estimated fair value for stock-based awards. The Black-Scholes model requires the use of assumptions which determine the fair value of stock-based awards, including the option’s expected term and the price volatility of the underlying stock.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of ASC No. 505-50, Equity Based Payments to Non-Employees. Accordingly, the measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

2. Summary of Significant Accounting Policies (cont.)

Income Taxes

The provision for income taxes is computed using the asset and liability method, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates that apply to taxable income in effect for the years in which those tax assets and liabilities are expected to be realized or settled. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

Uncertain tax positions are recognized only when the Company believes it is more likely than not that the tax position will be upheld on examination by the taxing authorities based on the merits of the position. The Company has no material unrecognized tax benefits and no adjustments to its consolidated financial position, results of operations or cash flows were required as of December 31, 2019 and 2018.

The Company’s tax returns for the year ended December 31, 2016 through December 31, 2019 remain subject to examination by federal and state tax jurisdictions. No income tax returns are currently under examination by taxing authorities. AHA recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense. AHA did not have any accrued interest or penalties associated with uncertain tax positions as of December 31, 2019 and 2018.

Preferred Stock

The Company applies the accounting standards for distinguishing liabilities from equity when determining the classification and measurement of its preferred stock. Preferred shares subject to mandatory redemption are classified as liability instruments and are measured at fair value. Conditionally redeemable preferred shares (including preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, preferred shares are classified as stockholders’ equity.

Convertible Instruments

The Company applies the accounting standards for derivatives and hedging and for distinguishing liabilities from equity when accounting for hybrid contracts that feature conversion options. The accounting standards require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments according to certain criteria. The criteria includes circumstances in which (i) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (ii) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (iii) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. The derivative is subsequently marked to market at each reporting date based on current fair value, with the changes in fair value reported in results of operations.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument. The Company also records, when necessary, deemed dividends for the intrinsic value of the conversion options embedded in preferred stock based upon the difference between the fair value of the underlying common stock at the commitment date of the transaction and the effective conversion price embedded in the preferred stock.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

2. Summary of Significant Accounting Policies (cont.)

The Company has also evaluated its convertible preferred stock in accordance with the provisions of ASC 815, Derivatives and Hedging, including consideration of embedded derivatives requiring bifurcation. The issuance of the convertible preferred stock could generate a beneficial conversion feature (“BCF”), which arises when a debt or equity security is issued with an embedded conversion option that is beneficial to the investor or in the money at inception because the conversion option has an effective strike price that is less than the market price of the underlying stock at the commitment date.

Net (Loss) Income per Share

Net loss per share is computed by dividing the net loss to common shareholders by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for the years ended December 31, 2019 and 2018, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases, which will amend current lease accounting to require lessees to recognize (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2016-02 does not significantly change lease accounting requirements applicable to lessors; however, certain changes were made to align, where necessary, lessor accounting with the lessee accounting model. The Company has adopted the provisions of this ASU effective January 1, 2019. There was no material impact to the Company as a result of the adoption of this standard.

In May 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2017-09, Compensation- Stock Compensation (Topic718) Clarifying share-based payment modification guidance. The amendments in this update clarify when to account for a change to the terms or conditions of a share-based payment award as a modification. Under the new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award (as equity or liability) changes as a result of the change in terms or conditions. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date, with early adoption permitted. The Company has adopted the provisions of this ASU effective January 1, 2018. There was no material impact associated with its adoption.

3. Business Acquisition of ACMG

For the purpose of acquiring an ACO, AHA entered into a Stock Purchase Agreement to acquire the stock of ACMG in a transaction that has occurred in stages. Initially, AHA acquired a 15% interest in 2017 for cash consideration of $2,250,000. On June 30, 2018, AHA acquired an additional 42.5% interest through issuance of 1,593,750 shares of Series A Redeemable Convertible Preferred Stock (“Series A Preferred Stock”), which had an estimated fair value of $5,115,938. The transaction, which was treated as a business combination, resulted in a loss on the initial 15% investment of $296,000.

In connection with the acquisition, effective January 1, 2018, AHA entered into a Management Agreement with Promedica Partners, Inc. (“Promedica”), an entity controlled by the owners of ACMG. Under the terms of the agreement, Promedica has full management rights to manage the operations of ACMG subject to oversight of AHA.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

3. Business Acquisition of ACMG (cont.)

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed at the acquisition date:

December 31, 2018 Amounts
Prepaids and current assets	$35,797
Property and equipment	4,000
Intangible assets – healthcare provider agreements	7,200,000
Intangible assets – trade name	905,000
Intangible assets – non-compete	1,109,000
Goodwill	6,219,683
Accounts payable and accrued liabilities	(154,964)
Advances from stockholders	(410,078)
Deferred tax liabilities	(2,303,500)
Non-controlling interest	(5,535,000)
Total purchase price	$7,069,938
Fair value of initial investment	$1,954,000
Preferred stock issued for purchase	$5,115,938
Total consideration paid	$7,069,938

The fair value of the initial investment was determined utilizing valuation methodologies including discounted cash flows, guideline companies (market approach) and precedent transactions. In August 2018, AHA acquired an additional 14% interest in ACMG for cash consideration totaling $2,100,000. The cash consideration exceeded the estimated fair value acquired resulting in reduction in additional paid in capital of $276,640. At December 31, 2018 AHA had acquired a 71.5% interest in ACMG.

In fiscal year 2019, AHA issued 1,068,750 shares of Series A Redeemable Convertible Preferred Stock with a fair value of $3,804,750 for the remaining 28.5% non-controlling interest in ACMG which was recorded as a reduction to non-controlling interest. The goodwill recorded as part of this transaction is not deductible for tax purposes.

Proforma Financial Information

The following unaudited proforma financial information presents the consolidated results of operations of the Company and ACMG for the years ended December 31, 2019 and 2018, as if the acquisition had occurred as of January 1, 2018. The proforma information does not necessarily reflect the results of operations that would have occurred had the entities been a single company during those periods.

For the Year Ended December 31, 2018
Revenues	$4,654,539

Net (loss) income attributable to common stockholders	$5,887
Net (loss) income per basic common share	$0.00
Net (loss) income per diluted common share	$0.00
Weighted average common shares outstanding:
Basic	10,625,000
Diluted	10,625,000

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

4. Intangibles, Net

At December 31, 2019 and 2018, intangible assets, net consisted of the following:

Description	Weighted Average Remaining Useful Life in Years	December 31, 2019	December 31, 2018
Healthcare provider agreements	11.0	$7,200,000	$7,200,000
Accumulated amortization		(888,000)	(312,000)
Healthcare provider agreements, net		6,312,000	6,888,000
Trade name	6.5	905,000	905,000
Accumulated amortization		(174,401)	(61,276)
Trade name, net		730,599	843,724
Non-compete agreements	3.5	1,109,000	1,109,000
Accumulated amortization		(341,942)	(120,142)
Non-compete agreements, net		767,058	988,858
Intangible assets, net of amortization	10.1	$7,809,657	$8,720,582

Amortization expense was $910,925 and $493,418 for the years ended December 31, 2019 and 2018, respectively, which is included in depreciation and amortization in the accompanying consolidated statements of operations.

Future amortization expense subsequent to December 31, 2019 is estimated to be as follows:

December 31,	Amount
2020	$910,925
2021	910,925
2022	910,925
2023	790,783
2024	689,125
Thereafter	3,596,974
Total	$7,809,657

5. Accrued Dividends

Accrued dividends totaled $1,185,826 and $307,951 as of December 31, 2019 and 2018, respectively.

There were total dividends declared, accrued and unpaid of $794,175 and $346,651 for Series A and Series C, respectively as of December 31, 2019. There were $207,188 and $55,764 of dividends declared, accrued and unpaid at December 31, 2018 for Series A and Series C, respectively. Dividends accrue at a rate of 6% per annum.

The Company has declared and paid $180,000 and $45,000 for the fiscal years ending December 31, 2019 and 2018 respectively for the Series B preferred shares. The Company has $45,000 of dividends accrued and outstanding for Series B preferred stock as of December 31, 2019 and December 31, 2018. Dividends accrue at a rate of 6% per annum.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

6. Notes Payable — Stockholders and Related Parties

On October 24, 2019, the Company entered into a Promissory Note Agreement, among the Company and DBraganza RD LLC (“the Lender”), a related party. The Company issued a note with a principal amount of $700,000 (“the Note”) and a six-year warrant to purchase an aggregate 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share, subject to adjustment (the “Warrant”), in exchange for $750,000 of cash proceeds. The Note bears interest at 12.9%, subject to an increase to 18% per annum for defaulted payments. The outstanding principal and any accrued but unpaid interest under the Note, shall is due and payable on the earlier of (a) 5 business days after the Company receives payment pursuant to the Medicare Shared Savings Program for the period ending December 31, 2020 or (b) April 1, 2021. The Company may prepay the Note in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. Irrespective of prepayment, a minimum of 260 days interest or $68,920 will be due to the Lender upon prepayment.

The proceeds received of $750,000 was allocated to the Note and Warrant on a relative fair value basis. As a result, upon issuance of the Note, the Company recognized a debt premium of $28,250, resulting from the proceeds allocation. The initial premium is classified with the Note and is being amortized as a reduction of interest expense over the term of the Note using the effective interest method.

During the years ended December 31, 2019 and 2018, the Company recognized $3,139 and zero, respectively related to the amortization of debt premium on the Note, classified as a reduction of interest expense in the Company’s statement of operations.

The Company has received certain advances from an officer/shareholder. These advances were not formalized in writing, are due on demand, do not bear interest and are uncollateralized. As of December 31, 2019 and 2018, the amounts advanced were $12,249 and $197,091, respectively. In 2019, there was a net repayment of advances of $184,842.

In April 2017, the Company entered into a $3 million loan agreement with two unrelated third-party investors, which bore interest at an annual fixed rate of 10% and matured in June 2018. In connection with this funding, an officer and shareholder of the Company, transferred 125,000 shares of common stock with a fair value of $500,000, from personal holdings to the investors, which was recorded in 2017 as a contribution to additional paid in capital and a corresponding discount to the debt. The debt discount was then accreted over the life of the loan, resulting in an annual effective interest rate of approximately 25%. Accordingly, interest expense on the loans totaled $359,528 for the year ended December 31, 2018. Subsequent to maturity, the loans were converted to Series B preferred stock in June 2018. The fair value of the Series B preferred stock at issuance was $510,000, which resulted in a gain on debt extinguishment of $2,490,000, which is reflected in other income (expense) in the Company’s Consolidated Statement of Operations.

7. Leases

The Company has elected to early adopt the provision of ASU 2016-02, “Leases” as of January 1, 2019. The Company currently leases two office spaces, including one from a related party for approximately $750 per month, on a month to month basis. These leases in total represent an aggregate monthly base rent of $6,599. As such, the adoption of this standard does not have any effect on the Company. Rent expense was approximately $79,189 and $52,935 for the years ended December 31, 2019 and 2018, respectively.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

8. Income Taxes

The components of income tax expense for the years ended December 31, 2019 and 2018 are presented below:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Current
Federal	$—	$117,441
State	—	24,299
Total current provision	—	141,740
Deferred
Federal	(716,926)	(71,829)
State	(166,020)	(21,439)
Total deferred provision	(882,946)	(93,268)
Total provision for income taxes	$(882,946)	$48,472

The actual income tax rates for the years ended December 31, 2019 and 2018 differed from the expected tax rates computed by applying the U.S. federal corporate income tax rate of 21% for 2019 and 2018 as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Expected federal income tax benefit	21.0%	21.0%
State taxes, net of federal benefit	3.5%	5.3%
Effect of change in valuation allowance	4.1%	29.1%
Non-deductible interest expense	0.0%	5.9%
Other	3.0%	2.8%
Total income tax provision	31.6%	5.9%

At December 31, 2019 and 2018, the Company had U.S. federal net operating loss (“NOL”) carryforwards of $2,263,566 and 629,541, respectively. Under the Tax Cuts and Jobs Act, all NOLs incurred after December 31, 2017 are carried forward indefinitely for federal tax purposes. The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) signed in to law on March 27, 2020, provided that NOLs generated in a taxable year beginning in 2018, 2019, or 2020, may now be carried back five years and forward indefinitely. In addition, the limitation of NOL utilization up to 80% of taxable income limitation is temporarily removed, allowing NOLs to fully offset taxable income. A portion of the NOL is scheduled to expire in 2037.

The Company operates in Florida and is subject to examination by U.S. tax authorities beginning with the year ended December 31, 2016.

Valuation Allowance

The realization of deferred tax assets, including net operating loss carryforwards, is dependent on the generation of future taxable income sufficient to realize the tax deductions, carryforwards and credits. Valuation allowances on deferred tax assets are recognized if it is determined that it is more likely than not that the asset will not be realized. In connection with the ACMG Acquisition, the Company recognized a deferred tax liability of $2.3 million on the acquired definite-lived intangible assets. as the Company did not obtain basis in these assets for tax purposes. As a result, the future amortization of these intangible assets will not be deductible for tax purposes.

The Company evaluated all available evidence, both positive and negative, in determining whether, based on the weight of that evidence, a valuation allowance is needed for its deferred tax assets. In particular, the Company considered the possible sources of future taxable income available under the tax law, as described in ASC 740-10-30-18. Based on its assessment, including its analysis of the timing in which recorded deferred taxes

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

8. Income Taxes (cont.)

are expected to reverse, Company concluded that the future reversal of the recorded deferred tax liability for acquired intangible assets represents an objectively verifiable source of future taxable income sufficient to conclude that its recorded deferred tax assets are more likely than not realizable for the current year. As a result, the Company has not recorded a valuation allowance on its existing deferred tax assets as of December 31, 2019.

The Company will reassess its conclusion that its deferred tax assets are more likely than not realizable in each subsequent reporting period, taking into consideration all currently available information at that time. To the extent the Company’s deferred tax assets exceed its deferred tax liabilities in a future period, a valuation allowance may need to be recorded to the extent that additional sources of taxable income are not available.

A rollforward of the deferred tax balances are as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Deferred tax assets:
Net operating loss carryforwards	$555,068	$159,557
Accrued expenses	12,369	35,833
Other	976	—
Total deferred income tax assets	568,413	195,390
Deferred income tax liabilities:
Intangible assets, net	(1,895,698)	(2,210,232)
Other	—	(81,748)
Total deferred income tax liabilities	(1,895,698)	(2,291,980)
Net deferred income tax liabilities	(1,327,286)	(2,096,589)
Valuation allowance	—	(113,643)
Deferred tax liabilities	$(1,327,286)	$(2,210,232)

9. Temporary Equity

Series A

Series A Preferred Stock — As of December 31, 2019 and 2018, the Company was authorized to issue up to 50,000,000 shares of Preferred Stock. The Company had 2,662,500 and 1,593,750 shares of $0.001 par value, Series A Convertible Cumulative Preferred Stock (the “Series A Preferred Stock) issued and outstanding at December 31, 2019 and 2018, respectively. Series A Preferred Stock has a stated value of $4.00 per share and is recognized at its redemption value of $10,650,000 and $6,375,000, respectively as of December 31, 2019 and 2018.

The Series A preferred stock is redeemable by the holders as follows:

(a)     At any time after March 15, 2019, in the event the Company receives investment capital the holder of 1,593,750 shares of Series A preferred stock, shall have the option to put some or all of their Series A preferred stock to the Company at $4.00 per share up to an amount representing 50% of the invested funds. The Company had met this criteria as of December 31, 2019.

(b)    At any time after March 15, 2020, the holder of 1,068,750 shares of Series A preferred stock shall have the option to put some or all of their remaining shares to the Company at $4.00 per share plus accrued but unpaid dividends.

(c)     Beginning on or after March 31, 2020, the holder of all the remaining Series A Preferred Stock then outstanding shall have the option to put some or all of their Series A Preferred Stock to the Company at $4.00 per share plus accrued but unpaid dividends.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

9. Temporary Equity (cont.)

In the case of the puts pursuant to section (b) and (c) the Company will pay the amount of Series A Preferred Stock that has been put by holders, plus any accrued but unpaid preferred dividends, on or prior to June 30, 2020.

As a result of the holders’ redemption rights, the Series A Preferred Stock is classified as temporary equity. The Company has elected to recognize changes in the redemption value of the Series A Preferred Stock immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period.

Company’s Redemption:    The Series A preferred stock is redeemable in whole or in part, at the option of the Company for cash in an amount equal to original issue price ($4.00 per share). The Holder has the option to convert rather than accept redemption.

Ranking:     The Series A ranks pari passu with the Series B convertible preferred stock of the Company and ranks junior to the Company’s Series C convertible preferred stock and any indebtedness of the Company. The holders of Series A preferred stock have no voting rights except as required by law.

Dividends:    The Company shall pay preferred dividends to the holders Series A preferred stock on the aggregate unconverted and then outstanding principal amount at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after issuance. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted. No dividend may be paid on the common stock until all cumulated preferred dividends have been paid. The Company accrued $794,175 and $207,188 in dividends for the years ended December 31, 2019 and 2018, respectively. No dividend payments have been made during the fiscal years ended December 31, 2019 and 2018.

Conversion:    In the event that the Company completes an initial public offering of its common stock (“IPO”), then the remaining unconverted shares of Series A Preferred Stock shall immediately become convertible at the a price equal to the greater of 80% of the IPO share price at the date of offering or $4 per share. At any time prior to the IPO date, the Series A preferred stock is convertible, in whole or in part, into the Company’s common stock on a one for one basis at the option of the holder at $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Series A Preferred Stock Issuances:    During 2018, the Company issued 1,593,750 shares of Series A preferred shares valued at $5,115,938 with a March 31, 2020 redemption value of $6,375,000, issued as an investment in ACMG. The Company has elected to carry the Series A preferred shares at redemption value and accordingly recorded accretion of $1,259,062 in fiscal year 2018 related to the redemption value. During 2019, the Company issued 1,068,750 shares of Series A preferred shares valued at $3,804,750 with a March 31, 2020 redemption value of $4,275,000 as a further investment in ACMG. The Company recorded accretion of $470,250 in fiscal year 2019 to adjust the value of the Series A preferred shares to the redemption value.

On June 5, 2018 and March 8, 2019, a personal guarantee between Fred Sternberg, CEO of AHA (“the guarantor”) and the holders of the Series A Preferred Stock (Cristina Pertierra, Eddy and Susan Fernandez) was executed. In consideration of the holders accepting preferred stock in the stated amount of $6,375,000 and $4,275,000 respectively, from AHA, the guarantor personally guarantees the payment of the holder’s put as set forth in Section 5 of the preferred stock certificates.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

9. Temporary Equity (cont.)

Series C

Series C Preferred Stock — As of December 31, 2019 and 2018, the Company was authorized to issue up to 100,000 shares of Series C Convertible Cumulative Preferred Stock (the “Series C Preferred Stock”). The Company had 54,950 and 33,700 shares of $0.001 par value, Series C Preferred Stock issued and outstanding at December 31, 2019 and 2018, respectively. Series C Preferred Stock has a stated liquidation value of $100.00 per share. As of December 31, 2019, the aggregate liquidation value of Series C Preferred Stock was $5,495,000. The Series C is contingently redeemable at any time upon a deemed liquidation event, which is not solely within the Company’s control. As a result, the Series C Preferred Stock is classified as temporary equity. Any discount to liquidation preference of the Series C Preferred Stock is not being accreted as a deemed dividend, as it is not currently probable that the Series C Preferred Stock will become redeemable.

Company’s Redemption:    The Series C preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series C preferred stock is equal to original issue price ($2.00 per share) plus a 30% internal rate of return calculated at the Company’s redemption notice date.

Ranking:    The Series C Preferred Stock is senior in right of payment to all of the Company’s other Preferred Stock and common stock.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series C preferred stock on the aggregate unconverted and then outstanding principal amount of the Series C preferred stock at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, one share of Series C preferred stock shall be convertible, in whole or in part, into fifty shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion shall be determined by (i) multiplying the number of shares of preferred stock to be converted by the Liquidation Value of $2.00 per share for Series C preferred stock, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. The conversion price of the Series C preferred stock is $2.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations, including adjustment if the Company sells shares of common stock at a price that is lower than the conversion price of the Series C preferred stock or sells other shares of preferred stock of any series with a conversion price lower than the conversion price of the Series C preferred stock, in either case, at the time of purchase, then the Company will adjust the conversion price of the Series C preferred stock according to the Broad Based Weighted Average Formula for Anti-Dilution.

Series C Preferred Stock Issuances:    During 2019, the Company issued 21,250 shares of Series C preferred shares for proceeds of $2,125,000. During 2018, the Company issued 33,700 shares of Series C preferred shares for proceeds of $3,370,000, issued to an investor, the proceeds of which were used as follows:

•        $2,350,000 as additional investment in ACMG,

•        $ 920,000 went to working capital, and

•        $ 100,000 went as a loan to ACMG.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

10. Common Stock and Series B Preferred Stock

Common Stock:    The Company is authorized to issue up to 75,000,000 shares of common stock, par value $0.001 per share, as of December 31, 2019 and 2018, respectively. The Company had 11,075,000 and 10,625,000 shares of common stock issued and outstanding at December 31, 2019 and 2018, respectively.

Series B Preferred Stock — As of December 31, 2019 and 2018, the Company was authorized to issue up to 750,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”). The Company had 500,000 and 750,000 shares of $0.001 par value, Series B Preferred Stock issued and outstanding at December 31, 2019 and 2018, respectively. Series B Preferred Stock was issued at $4.00 per share.

The principal terms of the Series B Preferred Stock are as follows:

Company’s Redemption:    The Series B Preferred Stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series B preferred stock is equal to original issue price ($4.00 per share) plus accrued but unpaid dividends.

Ranking:    The Series B Preferred Stock is junior in right of payment to all the Company’s Series C Preferred Stock, and that the subordination is for the benefit of and enforceable by the holders of the Series C Preferred Stock. The Series B Preferred Stock shall in all respects rank pari passu with the Series A Preferred Stock of the Company.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series B preferred stock on the aggregate unconverted and then outstanding principal amount of the Series B preferred stock at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, the Series B preferred stock shall be convertible, in whole or in part, into shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion shall be determined by (i) multiplying the number of shares of preferred stock to be converted by the Liquidation Value of $4.00 per share for Series B preferred stock, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. The conversion price of the Series B preferred stock is $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Common Stock Issuances:    During 2019, the Company issued 200,000 common shares as compensation for services rendered to the Company and 250,000 Series B preferred shares into 250,000 shares of common stock. During 2018, the Company sold 10,000 shares of common stock for aggregate proceeds of $20,000 to a qualified investor.

Series B Preferred Stock Issuances:    During 2018, the Company issued 750,000 shares of Series B preferred shares with an estimated fair value of $600,000 to satisfy an outstanding loan originated in 2017.

Warrants

In connection with the Note issued October 2019, the Company issued the Lender a six-year warrant to purchase an aggregate 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share, subject to adjustment (the “Warrant”). If the Warrant is settled via the cashless exercise provision, the holder will receive a minimum of 416,666 shares of the Company’s common stock, anytime the fair value of the Company’s common stock is $6.00 per share or less. The Warrant is redeemable in whole or in part at the option of the Company within 30 days of an initial public offering of the Company’s stock or acquisition of the Company, at the greater of the fair market value of the common stock or $6.00 per share. The Warrant was determined to be equity-classified pursuant to the guidance in ASC 480 and ASC 815-40.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

11. Equity Incentive Plan

In 2019, the Company adopted the 2019 Incentive Award Plan (the “2019 Plan”) under which eligible employees, officers, directors and consultants of the Company may be granted incentive or non-qualified stock options, restricted stock, restricted stock units, or other stock-based awards, including shares of common stock. As of December 31, 2019, 10,000,000 shares of Common Stock were reserved under the 2019 Plan, of which 9,150,000 shares of Common Stock remained available for issuance.

Stock option activity

The following table summarizes the Company’s stock option activity under the 2019 Plan:

Description	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Options outstanding at December 31, 2018	—	$—	$—	$—
Granted	850,000	1.53
Forfeited	—
Expired	—
Cancelled	—
Options outstanding at December 31, 2019	850,000	$1.53	5.2	$3,980
Exercisable	200,000	$0	5.2	$936

No stock options were exercised during the years ended December 31, 2019 and 2018.

The following table summarizes additional information on stock option grants and vesting:

Year Ended December 31, 2019
Total fair value of stock options granted	$3,980
Total fair value of options vested	$3,980

Under the 2019 Plan, time-based vesting stock options generally vest over a three-year period, are subject to graded vesting schedules, and expire six and one half years from the date of grant or within 90 days of termination. The weighted-average fair value per share of time-based vesting stock options granted by us was $1.53, during the year ended December 31, 2019.

Under the 2019 Plan, for the year ended December 31, 2019, the Company recognized $3,980 of stock-based compensation expense in connection with time-based stock options, respectively. As of December 31, 2019, there was no remaining unrecognized stock-based compensation expense related to unvested time-based stock options.

Award Valuation

The Company used valuation models to value both time and performance-based vesting stock options granted during 2019. The following table summarizes the assumptions used in the valuation models to determine the fair value of awards granted to employees and non- employees under both the 2019 Plan:

Year Ended December 31, 2019
Expected volatility	30.90%
Expected term (in years)	2.5 – 5.0
Expected dividend yield	0%
Risk free interest rate	1.54 – 1.86%

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

11. Equity Incentive Plan (cont.)

A discussion of management’s methodology for developing each of the assumptions used in the valuation model follows:

•        Expected volatility — Volatility is a measure of the amount by which a financial variable such as a share price has fluctuated (historical volatility) or is expected to fluctuate (expected volatility) during a period. The Company uses an estimated volatility based on the historical and implied volatilities of comparable companies.

•        Expected term — This is the period that the options granted are expected to remain unexercised. For options granted during the years ended December 31, 2019 and 2018, the Company derived the expected life of the option based on the average midpoint between vesting and the contractual term as there is little exercise history.

•        Expected dividend yield — The Company has never declared or paid dividends and have no plans to do so in the foreseeable future.

•        Risk-free interest rate — This is the U.S. Treasury rate for securities with similar terms that most closely resembles the expected life of the option.

Stock-based compensation expense

Stock-based compensation expense is included in the Consolidated Statements of Operations within the following line items (in thousands):

December 31, 2019
General and administrative	$20,625
Total	$20,625

12. Earnings (loss) per share

Basic earnings (loss) per common share (“EPS”) is calculated by dividing the net earnings (loss) for the year by the weighted-average number of common shares outstanding during the period. Due to the Company’s net loss for the year ended December 31, 2019, all potential common stock equivalents were anti-dilutive.

The following table summarizes basic and diluted earnings (loss) per share or the years ended December 31, 2019 and 2018:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Basic and diluted (loss) earnings per share:
Net (loss) income attributed to common shareholders	$(3,025,695)	$(874,252)
Weighted average common shares outstanding – basic	10,781,250	10,620,000
Weighted average common shares outstanding – diluted	10,781,250	10,620,000
Basic (loss) income per share	$(0.28)	$(0.08)
Diluted (loss) income per share	$(0.28)	$(0.08)

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

12. Earnings (loss) per share (cont.)

The following table summarizes the potentially dilutive instruments and common stock equivalents as of December 31, 2019 and 2018

	Balance at December 31, 2019	Balance at December 31, 2018
Potentially dilutive instruments and common stock equivalents:
Stock options	850,000	—
Warrants	625,000	—
Convertible preferred stock
Series A	2,662,500	1,593,750
Series B	500,000	750,000
Series C	2,747,500	1,685,000
Total	7,385,000	4,028,750

13. Related Party Transactions

The Company has engaged in transactions with related parties primarily shareholders, officers and directors and their relatives that involve financing activities and services to the Company. The following discussion summarizes its activities with related parties.

Advances from shareholders, officers and directors

As discussed in Note 7, the Company has received certain loans and advances totaling $759,110 from related parties as of December 31, 2019.

Office lease

As discussed in Note 8, the Company leases its office space from a related party for $750 per month on a month to month basis.

Management Agreement

In connection with the ACMG acquisition, effective January 1, 2018, the Company entered into a Management Agreement with Promedica, an entity controlled by the owners of ACMG. Under the terms of the agreement, Promedica has full management rights to manage the operations of the company subject to oversight of AHA primarily through the requirement for AHA to approve the annual operating budget of ACMG. The Company recorded $1,277,458 and $1,830,400 in management fees for the years ended December 31, 2019 and 2018, respectively related to this management agreement, which is included in general and administrative expenses in the Company’s consolidated statement of operations.

14. Commitments and Contingencies

Litigation

From time-to-time, the Company may be involved in litigation or be subject to claims arising out of our operations or content appearing on our websites in the normal course of business. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on our business. Regardless of the outcome, litigation can have an adverse impact on our company because of defense and settlement costs, diversion of management resources and other factors. Currently there are no material on-going legal matters.

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

15. Subsequent Events

In preparing the consolidated financial statements, management has evaluated events and transactions for potential recognition or disclosure through September 2, 2020, the date that the financial statements were available to be issued.

Series D Issuance

In March 2020, the Company issued 107,500 shares of Series D preferred shares valued at $4.00 per share for proceeds of $430,000.

Series A Put

On March 15, 2020 the holder exercised it’s put on all of the outstanding Series A Preferred Stock pursuant to the terms of the holder’s put under the terms and conditions in the Second Amended and Restated Certificate of Designation and the Eighth Addendum to the Stock Purchase Agreement which also increased the put value to $15,000,000. As such, the Company is required to repay this amount in cash by June 30, 2020. Should the Company not settle the put in cash, the Company would forfeit 71% of its ownership in ACMG. This payment deadline was subsequently extended through November 15, 2020 through the Extension Agreement to the Eighth Addendum to the Stock Purchase Agreement. The additional value paid was for the right to additional distributions for the Company’s investment in ACMG and was recorded in March 2020 when the Series A Preferred Stock was reclassified to a current liability in the Company’s balance sheet.

Paycheck Protection Loan

As part of the Coronavirus Aid, Relief, and Economic Security Act, (CARES Act) signed into law in March 27, 2020, the AHA received a Paycheck Protection Program (PPP) loan for $172,000 on May 13, 2020 and ACMG received a PPP loan for $97,382 on May 7, 2020. The Company is utilizing the loan proceeds according to the CARES Act stated requirements and expects to apply for and receive forgiveness for substantially all of the loan proceeds per the CARES Act. The loans are recorded as a current liability in the Company’s balance sheet as of June 30, 2020. The loan bears interest at 1% on any amounts not forgiven. The AHA loan matures on May 13, 2020 and the payments are due to begin on August 28, 2021 only if the loan is not fully forgiven. The ACMG loan matures on May 7, 2020 and payments are due to begin on August 22, 2021 only if the loan is not fully forgiven. The Company expects both loans to be substantially forgiven.

Asset Purchase from Clinigence

On May 27, 2020, the Company entered into an Intellectual Property Asset Purchase Agreement (the “IP APA Agreement”) with Clinigence Holdings Inc., a Delaware corporation (“Clinigence”). The transaction contemplated by the IP APA Agreement was consummated on May 29, 2020 (the “Closing”). The IP APA Agreement provided for the purchase of certain intellectual property and rights, including but not limited to copyrights, patents, pending patents, and continuation in part, (the “Transferred Assets”) to AHA from Clinigence, hereafter referred to as the (“Asset Purchase”). AHA also assumed certain liabilities of Clinigence in the aggregate amount of approximately $3,469,385. The transaction was treated as an asset acquisition and resulted in the Company recognizing a software asset with a value of $15,000,000. The Company has not yet completed its asset allocation of intangible assets and there may be values allocated individually to certain of these intangibles once its valuation is completed.

The Asset Purchase was required to be consummated through the issuance of Series E Preferred Stock by the Company to Clinigence, with a fixed stated monetary amount of $11,530,615 ($15,000,000 less assumed liabilities). The Series E preferred stock will then either automatically convert into a variable number of shares of common stock (totaling $11,530,615) upon the Company’s merger with or acquisition by a publicly traded company or if a transaction has not occurred by January 22, 2021, the Series E shares will automatically convert into a variable number of shares of common stock at that time also with a stated fixed monetary value of $11,530,615. Given the

Accountable Healthcare America, Inc.
Notes to Consolidated Financial Statements
For the Years Ended December 31, 2019 and 2018

15. Subsequent Events (cont.)

Company has an unconditional obligation to settle the transaction by issuing a variable number of its equity shares that have a monetary value that is a fixed and stated amount, the Preferred Stock has been recorded at a liability, since the instrument is more akin to debt rather than equity, and will remain a liability until it is settled.

Membership Interest Purchase Agreement

On July 24, 2020, the Company entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”), and Stock Purchase Agreements (the “JMG and PCA Purchase Agreements”) with Health Promoters, LLC (HP). AHA is purchasing all membership units of HP and all issued and outstanding shares of stock from Jupiter Medical Group, Inc. (JMG) and Primary Care Associates, Inc. (PCA) for a purchase price of one hundred million dollars ($100,000,000) (the “Purchase Price”). The Purchase Price is payable $60,000,000 in cash at of the Closing of the Purchase Agreements, $3,000,000 in cash within 120 days of the Closing of the Purchase Agreements, $16,000,000 in stock, and $21,000,000 in earn out payments payable 50% upon the first anniversary of the Closing of the Purchase Agreement and 50% upon the second anniversary of the Closing of the Purchase Agreements (the “Earn Out Payments”). The full Earn Out Payment is conditioned upon the minimum Company EBITDA of $11,000,000 for each of the fiscal years ended 2020, and 2021 respectively, and is payable in cash. Earn Out Payments are reduced dollar for dollar for any amounts the Company’s EBITDA is below $11,000,000 for years ended 2020 and 2021.

Merger Agreement

In August 2020, the Company entered into a Merger Agreement (the “Merger Agreement”) by and among GVAC, the Company and GVAC Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of GVAC (the “Merger Sub”), and the other related proposals, pursuant to which will merge with and into AHA, with AHA surviving the merger (“Business Combination”). Following completion of the Business Combination, GVAC will file an amendment to its certificate of incorporation to changes its name to AHA Healthcare, Inc. The issuance of GVAC shares of Common Stock to the securityholders of the Company is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Convertible Promissory Notes

During the period June 2020 and August 2020, the Company entered into Promissory Note Agreements (“the Convertible Notes”) among the Company and unrelated third parties. The Company issued notes with a principal amount of $3,040,000 and a six-year warrant to purchase an aggregate of 759,969 shares of the Company’s common stock at an exercise price of $2.50 per share, subject to adjustment (the “Warrant”), in exchange for $3,040,000 of cash proceeds. The Notes bear interest at 10.0%. The outstanding principal and any accrued but unpaid interest under the Notes, shall is due and payable on July 31, 2022. The Company may prepay the Notes in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. The Convertible Notes are convertible into common stock at a conversion price of $2.00 per share prior to any merger and after the merger at a conversion price equal to the quotient of $2.00 divided by the exchange ratio that would be identified in the merger agreement.

ACCOUNTABLE HEALTHCARE AMERICA, INC.

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTH PERIODS ENDED JUNE 30, 2020 AND 2019

Accountable Healthcare America, Inc.
Condensed Consolidated Balance Sheets

	June 30, 2020	December 31, 2019
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash	$667,192	$1,784,102
Prepaid expenses and other current assets	130,000	900
TOTAL CURRENT ASSETS	797,192	1,785,002

Furniture and equipment, net	2,269	3,739
Software	15,000,000	—
Intangibles, net	7,354,195	7,809,657
Goodwill	6,219,683	6,219,683
Other assets	18,140	17,140
TOTAL ASSETS	$29,391,479	$15,835,221

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$261,696	$80,977
Accrued expenses	805,184	472,836
PPP advances	260,382	—
Accrued dividends	555,094	1,185,826
Notes payable	2,997,645	—
Notes payable – stockholders and related parties	718,694	759,110
Convertible promissory notes	349,850	—
Series A put liability	15,000,000	—
Acquisition liability	11,530,615	—
Loans payable	128,176	—
TOTAL CURRENT LIABILITIES	32,607,336	2,498,749

LONG-TERM LIABILITIES
Deferred tax liabilities	599,966	1,327,286
TOTAL LONG-TERM LIABILITIES	599,966	1,327,286

TOTAL LIABILITIES	33,207,302	3,826,035

COMMITMENTS AND CONTINGENCIES
Series A redeemable convertible preferred stock, par value $0.001 per share; 2,662,500 issued and outstanding as of June 30, 2020 and December 31, 2019	—	10,650,000
Series C redeemable convertible preferred stock, par value $0.001 per share; 54,950 issued and outstanding as of June 30, 2020 and December 31, 2019	5,495,000	5,495,000
Series D redeemable convertible preferred stock, par value $0.001 per share; 211,250 and 0 issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	845,000	—
STOCKHOLDERS’ DEFICIT:
Preferred stock, 50,000,000 shares authorized, par value $.001 per share; Series B preferred stock, par value $0.001 per share; zero and 500,000 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	—	500
Common stock, par value $.001 per share; 75,000,000 shares authorized, 13,175,000 and 11,075,000 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively	13,175	11,075
Additional paid in capital	(336,999)	206,951
Accumulated deficit	(9,831,999)	(4,354,340)
TOTAL STOCKHOLDERS’ DEFICIT	(10,155,823)	(4,135,814)
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$29,391,479	$15,835,221

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Accountable Healthcare America, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	For the Six Months ended June 30,
	2020	2019
REVENUES
Shared savings program	$—	$40,588
TOTAL REVENUES	—	40,588

OPERATING COSTS AND EXPENSES
Shared savings	30,000	658,368
Depreciation and amortization	456,933	456,933
General and administrative	2,421,400	1,429,074
TOTAL OPERATING COSTS AND EXPENSES	2,908,333	2,544,375

LOSS FROM OPERATIONS	(2,908,333)	(2,503,787)

OTHER INCOME (EXPENSE)
Interest expense, net	(67,198)	(66)
Other income, net	6,877	7,043
TOTAL OTHER (EXPENSE) INCOME	(60,321)	6,977

LOSS BEFORE INCOME TAXES	(2,968,654)	(2,496,810)

INCOME TAX BENEFIT	(727,320)	(97,959)

NET LOSS	(2,241,334)	(2,398,851)
Net income attributable to Non-controlling interest	—	25,854

NET LOSS	(2,241,334)	(2,372,997)
Accretion to redemption value on Series A redeemable convertible preferred stock	3,236,325	470,250
Preferred stock dividends	574,350	484,650

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(6,052,009)	$(3,327,897)

Net loss per share attributable to common shareholders – basic	$(0.47)	$(0.31)
Net loss per share attributable to common shareholders – diluted	$(0.47)	$(0.31)

Weighted average common shares outstanding – basic	12,925,000	10,725,000
Weighted average common shares outstanding – diluted	12,925,000	10,725,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Accountable Healthcare America, Inc.
Condensed Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series A Redeemable Convertible Preferred Stock		Series C Redeemable Convertible Preferred Stock		Series D Redeemable Convertible Preferred Stock		Series B Preferred Stock	Common Stock			Additional Paid-in Capital	Accumulated Deficit	Non- Controlling Interest	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Par Value
BALANCE AT DECEMBER 31, 2019	2,662,500	$10,650,000	54,950	$5,495,000	—	$—	500,000	$500	11,075,000	$11,075	$206,951	$(4,354,340)	$—	$(4,135,814)
Common stock issued for services	—	—	—	—	—	—	—	—	1,600,000	1,600	30,400	—	—	32,000
Series B preferred stock converted to common stock	—	—	—	—			(500,000)	(500)	500,000	500	—	—	—	—
Sale of Series D preferred stock for cash	—	—	—	—	211,250	845,000	—	—	—	—	—	—	—	—
Dividends accrued	—	—	—	—			—	—	—	—	(574,350)		—	(574,350)
Series A reclass to put liability	—	(10,650,000)	—	—			—	—	—	—	—	(3,236,325)	—	(3,236,325)
Net loss	—	—	—	—			—	—	—	—	—	(2,241,334)	—	(2,241,334)
BALANCE AT JUNE 30, 2020	2,662,500	$—	54,950	$5,495,000	211,250	$845,000	—	$—	13,175,000	$13,175	$(336,999)	$(9,831,999)	$—	$(10,155,823)

Accountable Healthcare America, Inc.
Condensed Consolidated Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit) — (continued)
(Unaudited)

	Series A Redeemable Convertible Preferred Stock		Series C Redeemable Convertible Preferred Stock		Series D Redeemable Convertible Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Non- Controlling Interest	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Par Value
BALANCE AT DECEMBER 31, 2018	1,593,750	$6,375,000	33,700	$3,370,000	—	$—	750,000	$750	10,625,000	$10,625	$1,412,878	$(2,386,520)	$3,747,127	$2,784,860
Common stock issued for services	—	—	—	—	—	—		—	200,000	200	7,800	—	—	8,000
Elimination of non-controlling interest	1,068,750	3,804,750	—	—	—	—	—	—	—	—	(83,478)	25,854	(3,772,981)	(3,830,605)
Sale of Series C preferred stock for cash	—	—	21,250	2,125,000	—	—	—	—	—	—	—	—	—	—
Dividends accrued	—	—	—	—	—	—	—	—	—	—	(484,650)	—	—	(484,650)
Accretion to redemption value on Series A convertible redeemable preferred stock	—	470,250	—	—	—	—	—	—	—	—	—	(470,250)	—	(470,250)
Net loss	—	—	—	—	—	—	—	—	—	—	—	(2,398,851)	25,854	(2,372,997)
BALANCE AT JUNE 30, 2019	2,662,500	$10,650,000	54,950	$5,495,000	—	$—	750,000	$750	10,825,000	$10,825	$852,550	$(5,229,767)	$—	$(4,365,642)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Accountable Healthcare America, Inc
Condensed Consolidated Statements of Changes in Cash Flow
(Unaudited)

	For the Six Months ended June 30,
	2020	2019
CASH FLOW FROM OPERATING ACTIVITIES:
NET LOSS	$(2,241,334)	$(2,398,851)
ADJUSTMENTS TO RECONCILE TO CASH USED IN OPERATING ACTIVITIES:
Depreciation and amortization	456,933	456,933
Deferred income taxes	(727,320)	(117,701)
Common stock/options issued for services	32,000	8,000
Changes in operating assets and liabilities:
Decrease/(increase) in prepaid expenses and other current assets	(129,100)	(500)
Increase in other assets	(1,000)	(5,805)
Increase in accounts payable and accrued expenses	166,688	61,565
Net cash used in operating activities	(2,443,133)	(1,996,359)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of furniture and equipment	—	(2,630)
Net cash used in investing activities	—	(2,630)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds on notes payable with related parties	—	750,000
Repayments on notes payable to related parties	(40,416)	(783,910)
Proceeds on convertible notes payable	349,850	—
Proceeds from sale of Series C redeemable convertible preferred stock	—	2,125,000
Proceeds from sale of Series D preferred stock	845,000	—
Proceeds from PPP advances	260,382	—
Dividends paid	(88,593)	(90,000)
Net cash provided by financing activities	1,326,223	2,001,090
NET CHANGE IN CASH	(1,116,910)	2,101
CASH AT THE BEGINNING OF THE YEAR	1,784,102	949,840
CASH AT THE END OF THE YEAR	$667,192	$951,941
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
Income taxes	$—	$—
Interest paid	$—	$—
NON-CASH investing AND FINANCING TRANSACTION:
Preferred stock issued for acquisition of ACMG	$—	$3,804,750
Accretion to redemption value – Series A redeemable convertible preferred stock	$3,236,325	$470,250
Dividends accrued but not paid	$485,757	$394,650
Reclass of Series A redeemable convertible preferred stock to put liability	$10,650,000	$—
In connection with the Company’s acquisitions, equity instruments were issued and liabilities assumed as follows:
Liabilities assumed in asset purchase from Clinigence	$3,469,385	$—
Intangibles acquired	$15,000,000	$—
Acquisition liability	$11,530,615	$—

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

1. Principles of Consolidation and Description of Business

Accountable Healthcare America, Inc. (“AHA” or “Holding”) was incorporated on October 6, 2014 pursuant to the laws of the State of Delaware and filed amendments to its Articles of Incorporation on March 23, 2018.

Accountable Care Medical Group of Florida, Inc. (“ACMG” or the “Subsidiary”) was incorporated on June 11, 2012, pursuant to the laws of the State of Florida and filed amendments to its Articles of Incorporation on July 19, 2012.

AHA was organized to acquire a series of companies providing a broad array of health and managed care services to Medicare members. AHA’s initial focus is on acquiring Accountable Care Organizations (“ACO’S), Managed Service Organizations (“MSO’s) and Primary Care Physician Practices (“PCP’s) with significant numbers of Medicare members.

ACMG was organized to create and manage a “Clinically Integrated Health Care Delivery System” under the Medicare Shared Savings Program (“MSSP”). On January 1, 2014, ACMG began its first three-year agreement with The Centers for Medicare and Medicaid Services (“CMS”) as a Track 1 ACO, responsible for coordinating the care of Medicare Fee For Services (“FFS”) beneficiaries who have elected to remain in standard Medicare (i.e., have elected not to enroll in a Medicare Advantage Medicare Health Plan). ACMG is in its first year of its third ACO Agreement with CMS as of December 31, 2019.

On August 9, 2017, AHA entered into a Stock Purchase Agreement to acquire the stock of ACMG. Initial terms called for the purchase of 15% of ACMG for an immediate payment of $2,250,000 and a one-year option for the remaining 85% of ACMG. In 2018, the companies entered into a series of Addendums to the Stock Purchase Agreement whereby, among other things, AHA agreed to issue 1,593,750 shares of Series A Redeemable Convertible Cumulative Preferred Stock. The Series A preferred shares have a fair value at the date of issuance of $5,115,938. The Company also made a cash payment totaling $2,100,000 for which together represented a cumulative ownership interest in ACMG of 71.5%. The transactions were accounted for as business acquisition. On March 15, 2019, AHA and ACMG entered into Addendum 6 to the Stock Purchase Agreement whereby AHA agreed to issue 1,068,750 shares of Series A Redeemable Convertible Cumulative Preferred Stock; therefore, owning 100% of ACMG (see Note 3). On April 7, 2020 the holder exercised it’s put on all of the outstanding Series A Preferred Stock pursuant to the terms of the holder’s put under the terms and conditions in the Second Amended and Restated Certificate of Designation and the Eighth Addendum to the Stock Purchase Agreement which also increased the put value to $15,000,000. As such, the Company was required to repay this amount in cash by June 30, 2020. Should the Company not settle this obligation, the Company would be required to return 71% of its ownership interest in ACMG. This due date was subsequently extended through November 15, 2020 with the Eighth Addendum to the Stock Purchase Agreement.

Impact of COVID-19 pandemic on the Company’s Business

The Company’s operations have been affected by the recent and ongoing outbreak of the coronavirus disease (“COVID-19”) which was declared a pandemic by the World Health Organization in March 2020. The impact includes the need for employees to work remotely, restrictions on travel affecting the Company’s ability to attend meetings, conferences, consultations and installations and otherwise provide and market its products and services, and disruptions to its customers’ operations which may affect its revenues. The Company benefited from the financing under the CARES Act. The ultimate disruption which may be caused by the outbreak is uncertain; however, it may result in a material adverse impact on the Company’s financial position, operations and cash flows. Possible effects may include, but are not limited to, disruption to the Company’s customers and revenue, absenteeism in the Company’s labor workforce, unavailability of products and supplies used in operations, and a decline in value of assets held by the Company.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

1. Principles of Consolidation and Description of Business (cont.)

Going Concern and Management’s Plans

As of June 30, 2020, the Company had cash balance of $0.7 million and a working capital deficit of $31.9 million. In addition, the Company has a stockholders’ deficit of $10.1 million. For the six months ended June 30, 2020 and 2019, the Company incurred net losses of approximately $2.0 million and $2.4 million, respectively. The aforementioned factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company does not believe that its capital resources will be sufficient to fund planned operations. As a result, the Company will need additional funds to support its obligations for the next twelve months from the date the financial statements are issued. Management’s plans and assessment of the probability that such plans will mitigate and alleviate any substantial doubt about the Company’s ability to continue as a going concern, is dependent upon the ability to attain funding to secure additional resources to generate sufficient revenues and increased margin, which without these represent the principal conditions that raise substantial doubt about our ability to continue as a going concern.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of AHA and its subsidiary ACMG. AHA and its subsidiary are collectively referred to as (“the Company”). All significant intercompany balances and transactions have been eliminated in consolidation. The accompanying financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Non-controlling interest represents the portion of equity that AHA does not own in ACMG that is consolidated. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2019 included in the Company’s Proxy Statement on Form 14A, filed with the Securities and Exchange Commission (“SEC”) on September 2, 2020.

The accompanying condensed combined financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company has made estimates and judgments affecting the amounts reported in our condensed consolidated financial statements and the accompanying notes. The actual results experienced by the Company may differ materially from our estimates. The condensed consolidated financial information is unaudited but reflects all normal adjustments that are, in the opinion of management, necessary to provide a fair statement of results for the interim periods presented. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2019. The condensed consolidated balance sheet as of December 31, 2019 was derived from the Company’s audited 2019 financial statements. Results of the six months ended June 30, 2020, are not necessarily indicative of the results to be expected for the full year ending December 31, 2020.

Use of Estimates

The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include valuation allowance related to deferred tax assets, valuation of acquired intangible assets, valuations of preferred shares and valuation of share-based compensation. Management evaluates its estimates

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ materially from those estimates and assumptions.

Cash

The Company considers all highly liquid investments that are both readily convertible into known amounts of cash and mature within ninety days from their date of purchase to be cash equivalents. As of June 30, 2020 and December 31, 2019 the Company had no cash equivalents.

The Company maintains its cash in deposit accounts with two banks, which at times may exceed Federal Deposit Insurance Corporation (“FDIC”) insured limits. The Company believes it is not exposed to any significant credit risk on its cash balances. As of June 30, 2020 and December 31, 2019, the Company’s deposit accounts with banks exceeded the FDIC’s insured limit by approximately $321,663 and $1,261,734, respectively. The Company mitigates this risk by maintaining its cash balances at high-quality financial institutions and has not experienced any losses to date.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major improvements and additions are charged to the asset accounts, while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense as incurred. AHA is provided with office furniture and computers and the shared use of an office copier as part of an office space lease.

Software

On May 27, 2020, the Company completed an asset purchase agreement with Clinigence Health, Inc. and Clinigence Holdings, Inc. (“Clinigence”) whereby the company acquired a software asset that is a generating database with mapped data for a purchase price of $15,000,000. The Company capitalized the cost of this asset and will begin amortizing the asset over a useful life of 5 years once the asset is put in service. As of June 30, 2020, the acquired software has not been placed into service.

Fair Value of Financial Instruments

The Company’s carrying amounts of financial instruments as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurement”, including prepaid expenses, accrued expenses and other current liabilities, approximate their fair value due to the relatively short period to maturity for these instruments. The fair value of notes payable are based on current rates at which the Company could borrow funds with similar remaining maturities and the carrying value approximates fair value.

Intangible Assets

Intangible assets with finite lives include healthcare provider agreements, a trade name and non-compete agreements and are amortized using the straight-line method over their estimated useful lives.

The following table shows the useful lives of the Company’s intangible assets which are amortized on a straight-line basis:

Useful Lives (in years)
Healthcare provider agreements	12
Non-compete agreements	5
Trade name	8

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

Finite-lived intangibles and long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the expected future cash flows from the use of such assets (undiscounted and without interest charges) are less than the carrying value, a write-down would be recorded to reduce the carrying value of the asset to its estimated fair value. Fair value is determined based on appropriate valuation techniques. The Company determined that there was no impairment of its finite-lived intangible or long-lived assets during the six months ended June 30, 2020 and 2019.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net tangible assets and identifiable intangible assets acquired and accounted for under the purchase accounting method as a business combination. Under FASB ASC 350, Intangibles — Goodwill and Other (“ASC 350”), indefinite-lived intangible assets are reviewed at least annually for impairment.

At least annually, at the Company’s fiscal year end, or sooner if events or changes in circumstances indicate that an impairment has occurred, the Company performs a qualitative assessment to determine whether it is more likely than not that the fair value of each reporting unit is less than its carrying amount as a basis for determining whether it is necessary to complete quantitative impairment assessments for the Company. The Company is required to perform a quantitative goodwill impairment test only if the conclusion from the qualitative assessment is that it is more likely than not that a reporting unit’s fair value is less than the carrying value of its assets. Should this be the case, a quantitative analysis is performed to identify whether a potential impairment exists by comparing the estimated fair values of the reporting units with their respective carrying values, including goodwill.

Revenue Recognition and Reserves Against Estimated Revenues

The Company accounts for revenue recognition in accordance with Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)”. Revenue from substantially all of the Company’s contracts with customers continues to be recognized over time as services are rendered.

Revenues are recognized when we satisfy a performance obligation by transferring goods or services promised in a contract to a customer, in an amount that reflects the consideration that we expect to receive in exchange for those services. Performance obligations in our contracts represent distinct or separate service streams that we provide to our customers.

We evaluate our revenue contracts with customers based on the five-step model under ASC 606: (1) identify the contract with the customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to separate performance obligations; and (5) recognize revenues when (or as) each performance obligation is satisfied.

Under Topic 606, the Company applied the practical expedient to not disclose the value of unsatisfied performance obligations for contracts with an original expected length of one year or less and contracts for which variable consideration is allocated entirely to a wholly unsatisfied performance obligation or to a wholly unsatisfied promise to transfer a distinct service that forms part of a single performance obligation. Additionally, the Company applied the practical expedient to not adjust the transaction price for the effects of a significant financing component as the period between the time of service and time of payment is typically one year or less.

The Company’s performance obligation is to manage ACO participants who provide healthcare services to CMS’s members for the purpose of generating shared savings. If achieved, the Company receives shared savings payments from CMS, which represents variable consideration. The shared savings payments are recognized using the most likely methodology. However, as the Company does not have sufficient insight from CMS into the financial performance of the shared risk pool because of unknown factors related to IBNR, risk adjustment factors and stop

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

loss provisions, among other factors, an estimate cannot be developed. Therefore, these amounts are considered to be fully constrained and only recorded in the year when such payments are known and/or received. The Company generally receives payment within ten months after the fiscal year-end.

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480, Distinguishing Liabilities from Equity (“ASC 480”), ASC 815-15, Embedded Derivatives, and ASC 815-40, Contracts in an Entity’s Own Equity (“ASC 815-40”). The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.

Stock Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation — Stock Compensation (“ASC 718”). Under ASC 718, compensation expense related to stock-based payments is recorded over the requisite service period based on the grant date fair value of the awards. Compensation previously recorded for unvested stock options that are forfeited is reversed upon forfeiture. The Company uses the Black-Scholes option pricing model for determining the estimated fair value for stock-based awards. The Black-Scholes model requires the use of assumptions which determine the fair value of stock-based awards, including the option’s expected term and the price volatility of the underlying stock.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of ASC 505-50, Equity Based Payments to Non-Employees. Accordingly, the measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

Income Taxes

The provision for income taxes is computed using the asset and liability method, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates that apply to taxable income in effect for the years in which those tax assets and liabilities are expected to be realized or settled. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

Uncertain tax positions are recognized only when the Company believes it is more likely than not that the tax position will be upheld on examination by the taxing authorities based on the merits of the position. The Company has no material unrecognized tax benefits and no adjustments to its consolidated financial position, results of operations or cash flows were required as of June 30, 2019 or December 31, 2019.

The Company’s tax returns for the year ended December 31, 2016 through December 31, 2019 remain subject to examination by federal and state tax jurisdictions. No income tax returns are currently under examination by taxing authorities. AHA recognizes interest and penalties, if any, related to uncertain tax positions in income tax expense. AHA did not have any accrued interest or penalties associated with uncertain tax positions as of June 30, 2020 and December 31, 2019.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

During the six month period ended June 30, 2020, the Company recognized an income tax benefit of $0.7 million for the tax impact of the current period loss before income taxes. Pursuant to the interim tax accounting guidance under ASC 740-270, the Company considered whether the tax benefit of the year to date loss, as well as its historically recorded deferred tax assets, are more likely than not realizable as of the current period. Specifically, the Company evaluated all available evidence, both positive and negative, in determining whether, based on the weight of that evidence, a valuation allowance is needed. In particular, the Company considered the possible sources of future taxable income available under the tax law, as described in ASC 740-10-30-18. Based on its assessment, including its analysis of the timing in which recorded deferred taxes are expected to reverse, the Company concluded that the future reversal of the recorded deferred tax liability for acquired intangible assets represents an objectively verifiable source of future taxable income sufficient to conclude that its recorded tax benefit and deferred tax assets are more likely than not realizable for the current period. As a result, the Company has not recorded a valuation allowance as of June 30, 2020.

The Company will reassess its conclusion that its deferred tax assets are more likely than not realizable in each subsequent reporting period, taking into consideration all currently available information at that time. To the extent the Company’s deferred tax assets exceed its deferred tax liabilities in a future period, a valuation allowance may need to be recorded to the extent that additional sources of taxable income are not available.

Preferred Stock

The Company applies the accounting standards for distinguishing liabilities from equity when determining the classification and measurement of its preferred stock. Preferred shares subject to mandatory redemption are classified as liability instruments and are measured at fair value. Conditionally redeemable preferred shares (including preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, preferred shares are classified as stockholders’ equity.

Convertible Instruments

The Company applies the accounting standards for derivatives and hedging and for distinguishing liabilities from equity when accounting for hybrid contracts that feature conversion options. The accounting standards require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments according to certain criteria. The criteria includes circumstances in which (i) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (ii) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (iii) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. The derivative is subsequently marked to market at each reporting date based on current fair value, with the changes in fair value reported in results of operations.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument. The Company also records, when necessary, deemed dividends for the intrinsic value of the conversion options embedded in preferred stock based upon the difference between the fair value of the underlying common stock at the commitment date of the transaction and the effective conversion price embedded in the preferred stock.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

The Company has also evaluated its convertible preferred stock in accordance with the provisions of ASC 815, Derivatives and Hedging, including consideration of embedded derivatives requiring bifurcation. The issuance of the convertible preferred stock could generate a beneficial conversion feature , which arises when a debt or equity security is issued with an embedded conversion option that is beneficial to the investor or in the money at inception because the conversion option has an effective strike price that is less than the market price of the underlying stock at the commitment date.

Net (Loss) Income per Share

Net loss per share is computed by dividing the net loss to common shareholders by the weighted average number of common shares outstanding. The calculation of the basic and diluted earnings per share is the same for the six months ending June 30, 2020 and 2019, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss. The dilutive instruments not included in the calculation include warrants, stock options and convertible preferred stock which are explained in Note 11.

Business Combinations

The Company uses the acquisition method of accounting for all business combinations, which requires assets and liabilities of the acquiree to be recorded at fair value, including contingent consideration, determined on the acquisition date, and to account for acquisition related costs separately from the business combination.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases, which will amend current lease accounting to require lessees to recognize (i) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and (ii) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2016-02 does not significantly change lease accounting requirements applicable to lessors; however, certain changes were made to align, where necessary, lessor accounting with the lessee accounting model. We have adopted the provisions of this ASU effective January 1, 2019. There was no material impact to the Company as a result of the adoption of this standard.

In May 2017, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) 2017-09, Compensation-Stock Compensation (Topic718) Clarifying share-based payment modification guidance. The amendments in this update clarify when to account for a change to the terms or conditions of a share-based payment award as a modification. Under the new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award (as equity or liability) changes as a result of the change in terms or conditions. The guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied prospectively on or after the effective date, with early adoption permitted. We have adopted the provisions of this ASU effective January 1, 2018. There was no material impact associated with its adoption.

3. Acquisitions

Business Acquisition of ACMG

For the purpose of acquiring an ACO, AHA entered into a Stock Purchase Agreement to acquire the stock of ACMG in a transaction that has occurred in stages. Initially, AHA acquired a 15% interest in 2017 for cash consideration of $2,250,000. On June 30, 2018, AHA acquired an additional 42.5% interest through issuance of 1,593,750 shares of Series A Redeemable Convertible Preferred Stock (“Series A Preferred Stock”), which had an estimated fair value of $5,115,938. The transaction, which was treated as a business combination, resulted in a loss on the initial 15% investment of $296,000.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

3. Acquisitions (cont.)

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed at the acquisition date:

December 31, 2018 Amounts
Prepaids and current assets	$35,797
Property and equipment	4,000
Intangible assets – healthcare provider agreements	7,200,000
Intangible assets – trade name	905,000
Intangible assets – non-compete	1,109,000
Goodwill	6,219,683
Accounts payable and accrued liabilities	(154,964)
Advances from stockholders	(410,078)
Deferred tax liabilities	(2,303,500)
Non-controlling interest	(5,535,000)
Total purchase price	$7,069,938

Fair value of initial investment	$1,954,000
Preferred stock issued for purchase	5,115,938
Total consideration paid	$7,069,938

The fair value of the initial investment was determined utilizing valuation methodologies including discounted cash flows, guideline companies (market approach) and precedent transactions. In August 2018, AHA acquired an additional 14% interest in ACMG for cash consideration totaling $2,100,000. The cash consideration exceeded the estimated fair value acquired resulting in reduction in additional paid in capital of $276,640. At December 31, 2018 AHA had acquired a 71.5% interest in ACMG.

In fiscal year 2019, AHA issued 1,068,750 shares of Series A Redeemable Convertible Preferred Stock with a fair value of $3,804,750 for the remaining 28.5% non-controlling interest in ACMG which was recorded as a reduction to non-controlling interest.

Asset Purchase from Clinigence

On May 27, 2020, the Company entered into an Intellectual Property Asset Purchase Agreement (the “IP APA Agreement”) with Clinigence Holdings Inc., a Delaware corporation (“Clinigence”). The transaction contemplated by the IP APA Agreement was consummated on May 29, 2020 (the “Closing”). The IP APA Agreement provided for the purchase of certain intellectual property and rights, including but not limited to copyrights, patents, pending patents, and continuation in part, (the “Transferred Assets”) to AHA from Clinigence, hereafter referred to as the (“Asset Purchase”). AHA also assumed certain liabilities of Clinigence in the aggregate amount of approximately $3,469,385. The transaction was treated as an asset acquisition and resulted in the Company recognizing a software asset with a value of $15,000,000. The Company has not yet completed its asset allocation of intangible assets and there may be values allocated individually to certain of these intangibles once its valuation is completed.

The Asset Purchase was required to be consummated through the issuance of Series E Preferred Stock by the Company to Clinigence, with a fixed stated monetary amount of $11,530,615 ($15,000,000 less assumed liabilities). The Series E preferred stock will then either automatically convert into a variable number of shares of common stock (totaling $11,530,615) upon the Company’s merger with or acquisition by a publicly traded company or if a transaction has not occurred by January 22, 2021, the Series E shares will automatically convert into a variable number of shares of common stock at that time also with a stated fixed monetary value of $11,530,615. Given the Company has an unconditional obligation to settle the transaction by issuing a variable number of its equity shares that have a monetary value that is a fixed and stated amount, the Preferred Stock has been recorded at a liability, since the instrument is more akin to debt rather than equity, and will remain a liability until it is settled.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

4. Intangibles, Net

At June 30, 2020 and December 31, 2019, intangible assets, net consisted of the following:

Description	Weighted Average Remaining Useful Life in Years	June 30, 2020	December 31, 2019
Healthcare provider agreements	10.5	$7,200,000	$7,200,000
Accumulated amortization		(1,176,000)	(888,000)
Healthcare provider agreements, net		6,024,000	6,312,000

Trade name	6.0	905,000	905,000
Accumulated amortization		(230,964)	(174,401)
Trade name, net		674,036	730,599

Non-compete agreements	3.0	1,109,000	1,109,000
Accumulated amortization		(452,842)	(341,942)
Non-compete agreements, net		656,158	767,058

Intangible assets, net of amortization	10.1	$7,354,195	$7,809,657

Amortization expense was $455,463 for both of the six months ended June 30, 2020 and 2019, which is included in depreciation and amortization in the accompanying consolidated statements of operations.

Future amortization expense subsequent to June 30, 2020 is estimated to be as follows:

December 31,	Amount
2020	$455,463
2021	910,925
2022	910,925
2023	790,783
2024	689,125
Thereafter	3,596,974
Total	$7,354,195

5. Accrued Dividends

Accrued dividends totalled $555,094 and $1,185,826 as of June 30, 2020 and December 31, 2019, respectively.

There were $511,501 and $18,593 of dividends declared, accrued and unpaid for Series C and Series D, respectively as of June 30, 2020. There were total dividends declared, accrued and unpaid of $794,175 and $346,651 for Series A and Series C, respectively as of December 31, 2019. The Company reclassified $1,116,489 in accrued dividends to the Series A put liability as of March 15, 2020. The Company has declared and accrued dividends on its outstanding Series B preferred shares. Dividends accrue at a rate of 6% per annum.

The Company has accrued $90,000 and $45,000 as of June 30, 2020 and December 31, 2019, respectively for the Series B preferred shares. The Company has $25,000 of dividends accrued and outstanding for Series B preferred stock as of June 30, 2020 and December 31, 2019. Dividends accrue at a rate of 6% per annum.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

6. Notes Payable

Notes Payable

Notes payable totalled $2,997,645 and $0 as of June 30, 2020 and December 31, 2019, respectively. As more fully described in Note 3, on May 27, 2020, the Company entered into an Intellectual Property Asset Purchase Agreement with Clinigence Holdings Inc.(“Clinigence”). As part of this purchase agreement, the Company assumed certain notes payable of Clinigence in the aggregate amount of approximately $2,345,375 which bear interest at 10% per annum, payable on a quarterly basis and mature on October 31, 2020, and $97,500 which bear interest at 10% per annum, payable at maturity and mature on October 31, 2020 . The Company also assumed a note payable of $539,770 which bears interest at 6% per annum, payable on a monthly basis and matures on September 15, 2020. The Company also assumed a note payable of $15,000 which bear interest at 8% per annum, payable on a quarterly basis and matures on May 26, 2021

Notes Payable — Stockholders and Related Parties

On October 24, 2019, the Company entered into a Promissory Note Agreement, among the Company and DBraganza RD LLC (“the Lender”), a related party. The Company issued a note with a principal amount of $700,000 (“the Note”) and a six-year warrant to purchase an aggregate 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share, subject to adjustment (the “Warrant”), in exchange for $750,000 of cash proceeds. The Note bears interest at 12.9%, subject to an increase to 18% per annum for defaulted payments. The outstanding principal and any accrued but unpaid interest under the Note, shall is due and payable on the earlier of (a) 5 business days after the Company receives payment pursuant to the Medicare Shared Savings Program for the period ending December 31, 2020 or (b) April 1, 2021. The Company may prepay the Note in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. Irrespective of prepayment, a minimum of 260 days interest or $68,920 will be due to the Lender upon prepayment.

The proceeds received of $750,000 was allocated to the Note and Warrant on a relative fair value basis. As a result, upon issuance of the Note, the Company recognized a debt premium of $28,250, resulting from the proceeds allocation. The initial premium is classified with the Note and is being amortized as a reduction of interest expense over the term of the Note using the effective interest method.

During the six months ended June 30, 2020 and 2019, the Company recognized $3,139 and $0, respectively related to the amortization of debt premium on the Note, classified as a reduction of interest expense in the Company’s statement of operations. The balance on the notes payable — stockholders and related parties was $718,694 and $759,110 as of June 30, 2020 and December 31, 2019, respectively.

The Company has received certain advances from an officer/shareholder. These advances were not formalized in writing, are due on demand, do not bear interest and are uncollateralized. As of June 30, 2020, the outstanding balance was $12,249.

Convertible Promissory Notes

Convertible promissory notes totalled $349,850 and $0 as of June 30, 2020 and December 31, 2019, respectively. In June 2020, the Company entered into two Promissory Note Agreements among the Company and unrelated third parties. The Company issued notes with a principal amount of $349,850 (“the Convertible Note”) and a six-year warrant to purchase an aggregate of 87,463 shares of the Company’s common stock at an exercise price of $2.50 per share, subject to adjustment (the “Warrant”), in exchange for $349,850 of cash proceeds. The Note bears interest at 10.0%. The outstanding principal and any accrued but unpaid interest under the Note, shall is due and payable on July 31, 2022. The Company may prepay the Note in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. The Convertible Note is convertible into common stock at a conversion price of $2.00 per share prior to any merger and after the merger at a conversion price equal to the quotient of $2.00 divided by the exchange ratio that would be identified in the merger agreement.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

6. Notes Payable (cont.)

The proceeds received of $349,850 was allocated to the Note and Warrant on a relative fair value basis. However, upon issuance of the Note, the Company determined that the value of the Warrant was not material and allocated the value of the cash proceeds to the Convertible Note.

7. Paycheck Protection Loan

As part of the Coronavirus Aid, Relief, and Economic Security Act, (CARES Act) signed into law in March 27, 2020, the AHA received a Paycheck Protection Program (PPP) loan for $163,000 on May 13, 2020 and ACMG received a PPP loan for $97,382 on May 7, 2020. The Company is utilizing the loan proceeds according to the CARES Act stated requirements and expects to apply for and receive forgiveness for substantially all of the loan proceeds per the CARES Act. The loans are recorded as a current liability in the Company’s balance sheet as of June 30, 2020. The loan bears interest at 1% on any amounts not forgiven. The AHA loan matures on May 13, 2020 and the payments are due to begin on August 28, 2021 only if the loan is not fully forgiven. The ACMG loan matures on May 7, 2020 and payments are due to begin on August 22, 2021 only if the loan is not fully forgiven. The Company expects both loans to be substantially forgiven.

8. Leases

The Company has elected to early adopt the provision of ASU 2016-02, “Leases” as of January 1, 2019. The Company currently leases two office spaces, including one from a related party for approximately $750 per month on a month to month basis. These two leases combine to an aggregate monthly base rent of $6,599. As such, the adoption of this standard does not have any effect on the Company. Rent expense was $42,201 and $42,694 for the six months ended June 30, 2020 and 2019, respectively.

9. Temporary Equity

Series A

Series A Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 50,000,000 shares of Preferred Stock. The Company had 2,662,500 shares of $0.001 par value, Series A Convertible Cumulative Preferred Stock (the “Series A Preferred Stock”) issued and outstanding at June 30, 2020 and December 31, 2019, respectively. Series A Preferred Stock has a stated value of $4.00 per share and is recorded at its redemption value of Series A Preferred Stock was $10,650,000 as of December 31, 2019.

On April 7, 2020 the holder exercised it’s put on all of the outstanding Series A Preferred Stock pursuant to the terms of the holder’s put under the terms and conditions in the Second Amended and Restated Certificate of Designation and the Eighth Addendum to the Stock Purchase Agreement which also increased the put value to $15,000,000. As such, the Company is required to repay this amount in cash by June 30, 2020. Should the Company not settle the put in cash, the Company would forfeit 71% of its ownership in ACMG, or the non-cash portion of the purchase price. This payment deadline was subsequently extended through November 15, 2020 through the Extension Agreement to the Eighth Addendum to the Stock Purchase Agreement. The additional value paid was for the right to additional distributions for the Company’s investment in ACMG and was recorded in March 2020 when the Series A Preferred Stock was reclassified to a current liability in the Company’s balance sheet.

The Series A preferred stock is redeemable by the holders as follows:

(a)     At any time after March 15, 2019, in the event the Company receives investment capital the holder of 1,593,750 shares of Series A preferred stock, shall have the option to put some or all of their Series A preferred stock to the Company at $4.00 per share up to an amount representing 50% of the invested funds. The Company had met this criteria as of December 31, 2019.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

9. Temporary Equity (cont.)

(b)    At any time after March 15, 2020, the holder of 1,068,750 shares of Series A preferred stock shall have the option to put some or all of their remaining shares to the Company at $4.00 per share plus accrued but unpaid dividends.

(c)     Beginning on or after March 31, 2020, the holder of all the remaining Series A Preferred Stock then outstanding shall have the option to put some or all of their Series A Preferred Stock to the Company at $4.00 per share plus accrued but unpaid dividends.

In the case of the puts pursuant to section (b) and (c) the Company will pay the amount of Series A Preferred Stock that has been put by holders, plus any accrued but unpaid preferred dividends, on or prior to June 30, 2020.

As a result of the holders’ redemption rights, the Series A Preferred Stock is classified as temporary equity. The Company has elected to recognize changes in the redemption value of the Series A Preferred Stock immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period.

Company’s Redemption:    The Series A preferred stock is redeemable in whole or in part, at the option of the Company for cash in an amount equal to original issue price ($4.00 per share). The Holder has the option to convert rather than accept redemption.

Ranking:    The Series A ranks pari passu with the Series B convertible preferred stock of the Company and ranks junior to the Company’s Series C convertible preferred stock and indebtedness of the Company. The holders of Series A preferred stock have no voting rights except as required by law.

Dividends:    The Company shall pay preferred dividends to the holders Series A preferred stock on the aggregate unconverted and then outstanding principal amount at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after issuance. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted. No dividend may be paid on the common stock until all cumulated preferred dividends have been paid. The Company accrued $319,500 and $267,488 in dividends for the six months ended June 30, 2020 and 2019, respectively. No dividend payments have been made during the six months ended June 30, 2020 and 2019.

Conversion:    In the event that the Company completes an initial public offering of its common stock (“IPO”), then the remaining unconverted shares of Series A Preferred Stock shall immediately become convertible at the a price equal to the greater of 80% of the IPO share price at the date of offering or $4 per share. At any time prior to the IPO date, the Series A preferred stock is convertible, in whole or in part, into the Company’s common stock at the option of the holder at $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Series A Preferred Stock Issuances:    During 2018, the Company issued 1,593,750 shares of Series A preferred shares valued at $5,115,938 with a March 31, 2020 redemption value of $6,375,000, issued as an investment in ACMG. During the six months ended June 30, 2019, the Company issued 1,068,750 shares of Series A preferred shares valued at $3,804,750 with a June 30, 2020 redemption value of $4,275,000 as a further investment in ACMG. The Company has elected to carry the Series A preferred shares at redemption value and accordingly recorded accretion of $470,250 during the six months ended June 30, 2019.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

9. Temporary Equity (cont.)

Series C

Series C Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 100,000 shares of Series C Convertible Cumulative Preferred Stock (the “Series C Preferred Stock”). The Company had 54,950 shares of $0.001 par value, Series C Preferred Stock issued and outstanding at June 30, 2020 and December 31, 2019, respectively. Series C Preferred Stock has a stated liquidation value of $100.00 per share. As of June 30, 2020 and December 31, 2019, the aggregate liquidation value of Series C Preferred Stock was approximately $5,495,000 and $5,495,000, respectively. The Series C is contingently redeemable at any time upon a deemed liquidation event, which is not solely within the Company’s control. As a result, the Series C Preferred Stock is classified as temporary equity. Any discount to liquidation preference of the Series C Preferred Stock is not being accreted as a deemed dividend, as it is not currently probable that the Series C Preferred Stock will become redeemable.

Company’s Redemption:    The Series C preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series C preferred stock is equal to original issue price ($2.00 per share) plus a 30% internal rate of return calculated at the Company’s redemption notice date.

Ranking:    The Series C Preferred Stock is senior in right of payment to all of the Company’s other Preferred Stock and common stock.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series C preferred stock on the aggregate unconverted and then outstanding principal amount of the Series C preferred stock at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, the Series C preferred stock shall be convertible, in whole or in part, into fifty shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion shall be determined by (i) multiplying the number of shares of preferred stock to be converted by the Liquidation Value of $2.00 per share for Series C preferred stock, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. The conversion price of the Series C preferred stock is $2.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations, including adjustment if the Company sells shares of common stock at a price that is lower than the conversion price of the Series C preferred stock or sells other shares of preferred stock of any series with a conversion price lower than the conversion price of the Series C preferred stock, in either case, at the time of purchase, then the Company will adjust the conversion price of the Series C preferred stock according to the Broad Based Weighted Average Formula for Anti-Dilution.

Series C Preferred Stock Issuances:    During 2019, the Company issued 21,250 shares of Series C preferred shares for proceeds of $2,125,000. During 2018, the Company issued 33,700 shares of Series C preferred shares for proceeds of $3,370,000, issued to an investor, the proceeds of which were used as follows:

•        $2,350,000 as additional investment in ACMG,

•        $920,000 went to working capital, and

•        $100,000 went as a loan to ACMG.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

9. Temporary Equity (cont.)

Series D

Series D Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 625,000 shares of Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”). The Company had 211,250 and zero shares of $0.001 par value, Series D Preferred Stock issued and outstanding at June 30, 2020 and December 31, 2019, respectively. Series D Preferred Stock has a stated liquidation value of $4.00 per share. As of June 30, 2020 and December 31, 2019, the aggregate liquidation value of Series D Preferred Stock was approximately $845,000 and $0, respectively. The Series D Preferred Stock is contingently convertible to a debenture of the Company with a one year maturity should the Company not complete an initial public offering by December 31, 2020, which is not solely within the Company’s control. As a result, the Series D Preferred Stock is classified as temporary equity.

Company’s Redemption:    The Series D preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series D preferred stock is equal to original issue price ($4.00 per share). Should the Company exercise its redemption right, the holder has the option to convert its shares to common stock rather than accept redemption. In the event that the Company completes an initial public offering no later than December 31, 2020, then the Company may deliver a notice to the holders for a mandatory conversion by all holders of Series D preferred stock at a conversion price equal to 80% of the then existing conversion price.

Ranking:    The Series D Preferred Stock is subordinate to the Series A and Series B Preferred Stock.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series D preferred stock on the aggregate unconverted and then outstanding principal amount of the Series D preferred stock at the rate of 10.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, the Series D preferred stock shall be convertible, in whole or in part, into fifty shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion is determined by (i) multiplying the number of preferred stock to be converted by the liquidation value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result buy the conversion price in effect immediately prior to such conversion. The liquidation value of the Series D preferred stock is $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Series D Preferred Stock Issuances:    During the six months ended June 30, 2020, the Company issued 211,250 shares of Series D Preferred Stock for proceeds of $845,000.

10. Common Stock and Series B Preferred Stock

Common Stock:    The Company is authorized to issue up to 75,000,000 shares of common stock, par value $0.001 per share, as of June 30, 2020 and December 31, 2019, respectively. The Company had 13,175,000 and 11,075,000 shares of common stock issued and outstanding at June 30, 2020 and December 31, 2019, respectively.

Series B Preferred Stock — As of June 30, 2020 and December 31, 2019, the Company was authorized to issue up to 750,000 shares of Series B Preferred Stock (the “Series B Preferred Stock”). The Company had no shares and 500,000 shares of $0.001 par value, Series B Preferred Stock issued and outstanding at June 30, 2020 and December 31, 2019. Series B Preferred Stock was issued at $4.00 per share.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

10. Common Stock and Series B Preferred Stock (cont.)

The principal terms of the preferred stock are as follows:

Company’s Redemption:    The Series B preferred stock is redeemable in whole or in part, at the option of the Company for cash. The redemption amount of the Series B preferred stock is equal to original issue price ($4.00 per share) plus accrued but unpaid dividends.

Ranking:    The Series B Preferred Stock is junior in right of payment to all the Company’s Series C Preferred Stock, and that the subordination is for the benefit of and enforceable by the holders of the Series C Preferred Stock. The Series B Preferred Stock shall in all respects rank pari passu with the Series A Preferred Stock of the Company.

Dividends:    The Company shall pay to the extent provided by law preferred dividends to the holder(s) of Series B preferred stock on the aggregate unconverted and then outstanding principal amount of the Series B preferred stock at the rate of 6.0% per annum, in cash, payable quarterly in arrears on January 1, April 1, July 1 and October 1, beginning on the first such date after the Original Issue Date. Preferred dividends shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the original issue date until payment in full of the principal sum, together with all accrued and unpaid dividends, and other amounts which may become due hereunder, has been made. Dividends shall cease to accrue with respect to any principal amount converted.

Conversion:    At any time after issuance, the Series B preferred stock shall be convertible, in whole or in part, into shares of the Company’s common stock at the option of the Holder. The number of shares of common stock issuable upon a conversion shall be determined by (i) multiplying the number of shares of preferred stock to be converted by the Liquidation Value of $4.00 per share for Series B preferred stock, (ii) adding to the result all accrued and accumulated and unpaid dividends on such preferred stock to be converted, and then (iii) dividing the result by the conversion price in effect immediately prior to such conversion. The conversion price of the Series B preferred stock is $4.00 per share, subject to adjustment for stock dividends, reclassifications, recapitalizations and combinations.

Common Stock Issuances:    In January 2020, the Company issued 600,000 common shares to a consultant as compensation for services rendered to the Company and converted 500,000 Series B preferred shares into 500,000 shares of common stock. During the six months ended June 30, 2019, the Company issued 200,000 common shares as compensation for services rendered to the Company.

Warrants

In connection with the Note issued October 2019, the Company issued the Lender a six-year warrant to purchase an aggregate 625,000 shares of the Company’s common stock at an exercise price of $2.00 per share, subject to adjustment (the “Warrant”). If the Warrant is settled via the cashless exercise provision, the holder will receive a minimum of 416,666 shares of the Company’s common stock, anytime the fair value of the Company’s common stock is $6.00 per share or less. The Warrant is redeemable in whole or in part at the option of the Company within 30 days of an initial public offering of the Company’s stock or acquisition of the Company, at the greater of the fair market value of the common stock or $6.00 per share. The Warrant was determined to be equity-classified pursuant to the guidance in ASC 480 and ASC 815-40.

In connection with the Convertible notes issued in June 2020, the Company issued the holders warrants to purchase an aggregate 87,463 shares of the Company’s common stock at an exercise price of $2.50 per share, subject to adjustment. The Company determined the fair value of the warrants to be $770. The warrants were determined to be equity-classified pursuant to the guidance in ASC 480 and ASC 815-40.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

11. Equity Incentive Plan

In 2019, the Company adopted the 2019 Incentive Award Plan (the “2019 Plan”) under which eligible employees, officers, directors and consultants of the Company may be granted incentive or non-qualified stock options, restricted stock, restricted stock units, or other stock-based awards, including shares of common stock. As of June 30, 2020 and December 31, 2019, 10,000,000 shares of Common Stock were reserved under the 2019 Plan, of which 9,150,000 shares of Common Stock remained available for issuance as of June 30, 2020.

No stock options were exercised during the six months ended June 30, 2020 and 2019.

No stock option were granted or vested during the six months ended June 30, 2020 and 2019.:

Time-based vesting stock options generally vest over a three-year period, are subject to graded vesting schedules, and expire six and one half years from the date of grant or within 90 days of termination.

For the six months ended June 30, 2020 and 2019, the Company recognized no stock-based compensation expense in connection with time-based stock options. As of June 30, 2020 and December 31, 2019, there was no remaining unrecognized stock-based compensation expense related to unvested time-based stock options.

Award Valuation

The Company issued no time and performance-based vesting stock options during the six months ended June 30, 2020 and 2019.

Stock-based compensation expense

Stock-based compensation expense is included in the Consolidated Statements of Operations within the following line items (in thousands):

	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
General and administrative	$32,000	$8,000
Total	$32,000	$8,000

12. Earnings (loss) per share

Basic earnings (loss) per common share (“EPS”) is calculated by dividing the net earnings (loss) for the year by the weighted-average number of common shares outstanding during the period. Due to the Company’s net loss for the six months ended June 30, 2020 and 2019, all potential common stock equivalents were anti-dilutive.

The following table summarizes basic and diluted earnings (loss) per share or the six months ended June 30, 2020 and 2019:

	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019
Basic and diluted (loss) earnings per share:
Net (loss) income attributed to common shareholders	$(6,052,009)	$(3,327,897)
Weighted average common shares outstanding – basic and diluted	12,925,000	10,725,000
Basic and diluted loss per share	$(0.47)	$(0.31)

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

12. Earnings (loss) per share (cont.)

The following table summarizes the potentially dilutive instruments and common stock equivalents during the six months ended June 30, 2020 and 2019:

	Balance at June 30, 2020	Balance at June 30, 2019
Potentially dilutive instruments and common stock equivalents:
Stock options	850,000	425,000
Warrants	625,000	—
Convertible preferred stock
Series A	2,662,500	1,593,750
Series B	250,000	750,000
Series C	2,747,500	1,685,000
Total	7,135,000	4,453,750

13. Related Party Transactions

The Company has engaged in transactions with related parties primarily shareholders, officers and directors and their relatives that involve financing activities and services to the Company. The following discussion summarizes its activities with related parties.

Advances from Shareholders, Officers and Directors

As discussed in Note 6, the Company has received certain loans and advances totaling $718,694 as of June 30, 2020.

Common Stock Issuances

In January 2020, the Company issued 1,000,00 shares of Common Stock to a consultant who is the Chairman of Clinigence Holdings, Inc. as compensation for services rendered to the Company. In May 2020, the Company also purchased software technology from Clinigence Holdings, Inc. for which such technology was acquired to enhance the services available to its clients (See Note 3).

Office lease

As discussed in Note 8, the Company leases its office space from a related party for $750 per month on a month to month basis.

Management Agreement

In connection with the ACMG acquisition, effective January 1, 2018, the Company entered into a Management Agreement with Promedica, an entity controlled by the owners of ACMG. Under the terms of the agreement, Promedica has full management rights to manage the operations of the company subject to oversight of AHA primarily through the requirement for AHA to approve the annual operating budget of ACMG. The Company recorded $220,000 in management fees for both of the six months ended June 30, 2020 and 2019, respectively related to this management agreement, which is included in general and administrative expenses in the Company’s consolidated statement of operations.

Accountable Healthcare America, Inc.
Notes to Unaudited Condensed Consolidated Financial Statements
(Unaudited)

14. Commitments and Contingencies

Litigation

From time-to-time, the Company may be involved in litigation or be subject to claims arising out of our operations or content appearing on our websites in the normal course of business. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on our business. Regardless of the outcome, litigation can have an adverse impact on our company because of defense and settlement costs, diversion of management resources and other factors. Currently there are no material on-going legal matters.

15. Subsequent Events

In preparing the consolidated financial statements, management has evaluated events and transactions for potential recognition or disclosure through September 2, 2020, the date that the financial statements were available to be issued.

Asset Purchase Agreement

On July 24, 2020, the Company entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”), and Stock Purchase Agreements (the “JMG and PCA Purchase Agreements”) with Health Promoters, LLC (HP). AHA is purchasing all membership units of HP and all issued and outstanding shares of stock from Jupiter Medical Group, Inc. (JMG) and Primary Care Associates, Inc. (PCA) for a purchase price of $100,000,000 (the “Purchase Price”). The Purchase Price is payable $60,000,000 in cash at of the Closing of the Purchase Agreements, $3,000,000 in cash within 120 days of the Closing of the Purchase Agreements, $16,000,000 in stock, and $21,000,000 in earn out payments payable 50% upon the first anniversary of the Closing of the Purchase Agreement and 50% upon the second anniversary of the Closing of the Purchase Agreements (the “Earn Out Payments”). The full Earn Out Payment is conditioned upon the minimum Company EBITDA of $11,000,000 for each of the fiscal years ended 2020, and 2021 respectively, and is payable in cash. Earn Out Payments are reduced dollar for dollar for any amounts the Company’s EBITDA is below $11,000,000 for years ended 2020 and 2021.

Merger Agreement

In August 2020, the Company entered into a Merger Agreement (the “Merger Agreement”) by and among GVAC, the Company and GVAC Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of GVAC (the “Merger Sub”), and the other related proposals, pursuant to which will merge with and into AHA, with AHA surviving the merger (“Business Combination”). Following completion of the Business Combination, GVAC will file an amendment to its certificate of incorporation to changes its name to AHA Healthcare, Inc. The issuance of GVAC shares of Common Stock to the securityholders of the Company is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Convertible Promissory Notes

The Company entered into additional Promissory Note Agreements (“the Convertible Notes”) (See Note 6). The Company issued notes with a principal amount of $3,040,000 and a six-year warrant to purchase an aggregate of 759,969 shares of the Company’s common stock at an exercise price of $2.50 per share, subject to adjustment (the “Warrant”), in exchange for $3,040,000 of cash proceeds. The Notes bear interest at 10.0%. The outstanding principal and any accrued but unpaid interest under the Notes, shall is due and payable on July 31, 2022. The Company may prepay the Notes in whole or in part at any time by paying the principal amount to be prepaid together with accrued interest. The Convertible Notes are convertible into common stock at a conversion price of $2.00 per share prior to any merger and after the merger at a conversion price equal to the quotient of $2.00 divided by the exchange ratio that would be identified in the merger agreement.

Series E Preferred Stock

In August 2020, the Company’s certificate of designation was authorized for the issuance of Series E preferred convertible stock shares related to the Clinigence asset purchase agreement (see Note 3).

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc.

COMBINED FINANCIAL STATEMENTS FOR THE YEARS
ENDED DECEMBER 31, 2019 AND 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Health Promoters, LLC, Jupiter Medical Group, Inc. and Primary Care Associates, Inc.

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of Health Promoters, LLC, Jupiter Medical Group, Inc. and Primary Care Associates, Inc. (the “Companies”) as of December 31, 2019 and 2018, the related combined statements of income, partners’ equity, and cash flows for each of the two years in the period ended December 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Companies as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These combined financial statements are the responsibility of the Companies’ managements. Our responsibility is to express an opinion on the Companies’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Companies in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Companies are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the combined financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Companies’ auditor since 2020

New York, NY
September 2, 2020

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc

COMBINED BALANCE SHEETS

	December 31, 2019	December 31, 2018
Current assets
Cash and cash equivalents	$3,052,952	$2,065,970
Receivables	2,188,587	1,645,409
Prepaid expenses and other current assets	129,178	116,974
Total current assets	5,370,717	3,828,353
Properly and equipment, net	1,182,896	825,598
Intangible assets, net	1,221,764	137,009
Membership participation in ACO	949,618	634,473
Deposits and other assets	61,371	36,170
Total assets	$8,786,366	$5,461,603
Current liabilities
Accounts payable	416,592	280,574
Accrued expenses	1,392,763	1,138,442
Notes payable – current portion	367,534	—
Related party loans	1,413,020	25,000
Total current liabilities	3,589,909	1,444,016
Notes payable	17,596	32,994
Total liabilities	3,607,505	1,477,010
Commitments and contingencies
Partners’ equity
Membership units and common stock at par	1,020	1,020
Additional paid in capital	31,440	31,440
Members’ equity	1,376,128	1,545,955
Retained earnings	3,770,273	2,406,178
Total partners’ equity	5,178,861	3,984,593
Total liabilities and partners’ equity	$8,786,366	$5,461,603

The accompanying notes are an integral part of these combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc

COMBINED STATEMENTS OF INCOME

	Year ended December 31, 2019	Year ended December 31, 2018
Revenue
Capitation	71,525,344	59,271,277
Fee-for-service, net of contractual allowances and discounts	10,169,270	8,879,828
Shared savings program	3,988,920	1,987,769
Total revenue	85,683,534	70,138,874
Operating expenses
Capitation services costs	58,880,271	51,266,571
General and administrative expenses	17,196,896	13,755,893
Depreciation and amortization	485,541	363,402
Total operating expenses	76,562,708	65,385,866
Income from operations	9,120,826	4,753,008
Other (expense) income
Other expense	(473,837)	(171,527)
Interest (expense) income	(471)	926
Total other expense	(474,308)	(170,601)
Net income	$8,646,518	$4,582,407

The accompanying notes are an integral part of these combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc

COMBINED STATEMENTS OF PARTNERS’ EQUITY

	Members units and common stock at par	Additional paid in capital	Members’ equity	Retained earnings	Total Partners’ Equity
Balance as of December 31, 2017	$1,020	$31,440	$2,739,410	$1,498,075	$4,269,945
Distributions	—	—	(4,050,000)	(817,759)	(4,867,759)
Net income	—	—	2,856,545	1,725,862	4,582,407
Balance as of December 31, 2018	1,020	31,440	1,545,955	2,406,178	3,984,593
Distributions	—	—	(6,950,000)	(502,250)	(7,452,250)
Net income	—	—	6,780,173	1,866,345	8,646,518
Balance as of December 31, 2019	$1,020	$31,440	$1,376,128	$3,770,273	$5,178,861

The accompanying notes are an integral part of these combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc

COMBINED STATEMENTS OF CASH FLOWS

	Year ended December 31, 2019	Year ended December 31, 2018
Operating activities
Net income	$8,646,518	$4,582,407
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	485,541	363,402
Changes in operating assets and liabilities:
Accounts receivable	(543,178)	(281,943)
Prepaid expenses and other assets	(12,204)	(54,602)
Accounts payable and accrued expenses	390,339	293,301
Deposits and other	10,799	7,122
Net cash provided by operating activities	8,977,815	4,909,687
Investing activities
Purchases of medical practices/assets	(1,511,500)	(10,050)
Membership participation in ACO	(315,145)	4,761
Purchases of property and equipment	(152,094)	(194,739)
Net cash used in investing activities	(1,978,739)	(200,078)
Financing activities
Distributions	(7,452,250)	(4,867,759)
Proceeds (payments) from notes payable	52,136	(35,756)
Proceeds from related party loans	1,388,020	25,000
Net cash used in financing activities	(6,012,094)	(4,878,515)
Effect of foreign exchange rates
Net increase (decrease) in cash	986,982	(168,906)
Cash and cash equivalents at beginning of period	2,065,970	2,234,876
Cash and cash equivalents at end of period	$3,052,952	$2,065,970
Supplemental disclosure:
Cash paid for interest	$776	$1,006
Income taxes paid, net of refunds	$—	$—
Significant noncash investing and financing activities
Notes payable issued for acquisitions	$300,000	$—

See accompanying notes to combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Health Promoters, LLC (“HP”) was founded in October 2007 under the name Revenue Enhancers, LLC and had no material operations until 2013. HP provides healthcare benefits as a Managed Service Organization (“MSO”) to over 8,000 Medicare Advantage members in South Florida under full-risk and partial-risk arrangements through its contract with Humana, Inc. (“Humana”); a Center for Medicare and Medicaid Services (“CMS”) contracted Medicare Advantage organization. The term of HP shall continue in perpetuity unless the entity is dissolved in accordance with the provisions of its articles of organization.

Jupiter Medical Group, Inc. (“JMG”) was founded in August 2000 under the name Jupiter Medical Group, P.A. as an S Corporation and provides primary care physician services with offices in Palm Beach County, Florida and participates in a shared savings program through the Palm Beach Accountable Care Organization (“PBACO”).

Primary Care Associates, Inc. (“PCA”) was founded in May 2003 under the name Primary Care Associates, P.A. as an S Corporation and provides primary care physician services with offices in Martin County, Florida and also participates in a shared savings program through the PBACO.

HP’s primary care physician practice network (“PPN”) includes fifty-eight (58) primary care physician practices. JMG owns seven of these practices and PCA owns five of these practices. The remaining primary care practices are independently owned and provide medical services under contracts with HP. In addition to the primary care practices, the Primary Service Network (“PSN”) includes specialists, ancillary service providers, and hospitals through its agreement with Humana, Inc.

Under its risk agreements, HP receives credit for a significant percentage of the monthly Medicare Advantage premiums received by Humana from CMS and is obligated to provide the covered healthcare benefits for its covered members and is responsible for the costs of those services according to its agreement with Humana. To the extent the costs of providing such benefits is less than the related premiums received, HP profits. Conversely, if the costs exceed related premiums, HP loses money. HP re-insures against catastrophic losses through its participation in Humana’s stop loss insurance program.

The Medicare Advantage business accounts for substantially all of HP’s revenues.

Because the three entities, HP, JMG, and PCA (collectively the “Company”) have common ownership of greater than 50%, these financial statements were combined and any intercompany transactions between the entities were eliminated for the purposes of presenting the combined financial statements.

The accompanying combined financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the combined financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant items subject to such estimates and assumptions include collectability of receivables, recoverability of long-lived and intangible assets, accruals of medical liabilities (including incurred, but not reported (“IBNR”) claims) and determination of full-risk revenue and receivables (including constraints and completion factors). Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. In the health care environment, estimates often change as a result of one or more future confirming events. With regard to revenues, expenses and receivables arising from agreements with Humana, the Company estimates amounts it believes will ultimately be realizable through the use of judgments and assumptions.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

Capitation services costs include costs incurred directly by the Company and costs paid by Humana ($50,919,682 and $44,753,555 for years ended December 31, 2019 and 2018, respectively) on the Company’s behalf. These costs also include estimates of claims incurred but not reported. The IBNR estimates are made by the Company based upon claims experience.

Business Combinations

The Company uses the acquisition method of accounting for all business combinations, which requires assets and liabilities of the acquiree to be recorded at fair value, including contingent consideration, determined on the acquisition date, and to account for acquisition related costs separately from the business combination.

Reportable Segments

The Company operates under one reportable segment, the healthcare delivery segment, and implements and operates innovative health care models to create a patient-centered, physician-centric experience. The Company reports its combined financial statements in the aggregate, including all activities in one reportable segment.

Cash and Cash Equivalents

Cash and cash equivalents primarily consist of money market funds and certificates of deposit. The Company considers all highly liquid investments that are both readily convertible into known amounts of cash and mature within ninety days from their date of purchase to be cash equivalents.

The Company maintains its cash in deposit accounts with several banks, which at times may exceed Federal Deposit Insurance Corporation (“FDIC”) insured limits. The Company believes it is not exposed to any significant credit risk on its cash and cash equivalents. As of December 31, 2019 and 2018, the Company’s deposit accounts with banks exceeded the FDIC’s insured limit by approximately $1,349,302 and $950,229, which included approximately $41,762 and $29,206 as of December 31, 2019 and 2018, respectively, in a money market account that was treated as cash equivalents. The Company has not experienced any losses to date and performs ongoing evaluations of these financial institutions to limit the Company’s concentration of risk exposure.

Receivables

The Company’s receivables are comprised of fees for services, amounts due from Humana, and other receivables. Receivables are recorded and stated at the amount expected to be collected.

The Company records receivables on a net realizable basis. Management reviews the composition of the receivables and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to estimate the net realizable value of the receivables.

Amounts are recorded as a receivable when the Company is able to determine amounts receivable under these contracts and/or agreements based on information provided and collection is reasonably likely to occur. The Company continuously monitors its collections of receivables. For changes in credit issues not assessed at the date of service, the Company will recognize those amounts in other operating expense on the statement of operations.

The Company’s billing and accounting systems provide historical trends of cash collections and contractual write-offs, accounts receivable aging and established fee adjustments from third-party payors. These estimates are recorded and monitored as revenues are recognized. The principal exposure for uncollectible fee for service visits is from self-pay patients and, to a lesser extent, for co-payments and deductibles from patients with insurance.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

The Company’s receivables are comprised of the following:

	As of December 31,
	2019	2018
Due from Humana, net	$1,429,498	$1,018,534
Fees for services, net	759,089	626,875
Receivables, net	$2,188,587	$1,645,409

Concentrations of Risks

The Company disaggregates revenue from contracts by service type and payor type. This level of detail provides useful information pertaining to how the Company generates revenue by significant revenue stream and by type of direct contracts. The combined statements of income present disaggregated revenue by service type. All of the revenues are generated from healthcare delivery in the state of Florida. The following table presents disaggregated revenue generated by each payor type:

	December 31,
	2019	2018
Medicare Advantage	$71,386,564	$59,113,687
Medicare Traditional	6,315,714	3,856,068
Commercial and third parties	7,981,256	7,169,119
Total	$85,683,534	$70,138,874

The Company had major payors that contributed the following percentages of revenue:

	December 31,
	2019	2018
Payor A	83%	84%
Payor B	7%	5%
Total	90%	89%

The Company had a major payor that contributed to the following percentages of receivables:

	December 31,
	2019	2018
Payor C	65%	62%
Total	65%	62%

Property and Equipment, Net

Property and equipment, including leasehold improvements, are carried at cost less accumulated depreciation and amortization. Depreciation is provided on the straight-line method over the estimated useful lives of the assets ranging from three to ten years. Leasehold improvements are amortized on a straight-line basis over the shorter of the terms of the respective leases or the expected useful lives of those improvements.

Maintenance and repairs are charged to expense as incurred. Upon sale or retirement, the asset cost and related accumulated depreciation and amortization is removed from the accounts, and any related gain or loss is included in the determination of combined net income.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

Fair Value Measurements of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, receivables, accounts payable, certain accrued expenses, credit card liabilities and current portion of long-term debt. The carrying values of the financial instruments classified as current in the accompanying combined balance sheets are considered to be at their fair values, due to the short maturity of these instruments.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”), applies to all financial assets and financial liabilities that are measured and reported on a fair value basis and requires disclosure that establishes a framework for measuring fair value and expands disclosure about fair value measurements. ASC 820 establishes a fair value hierarchy for disclosures of the inputs to valuations used to measure fair value.

This hierarchy prioritizes the inputs into three broad levels as follows:

Level 1	—	Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that can be accessed at the measurement date.
Level 2	—

Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates and yield curves), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3	—

Unobservable inputs that reflect assumptions about what market participants would use in pricing the asset or liability. These inputs would be based on the best information available, including the Company’s own data.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

There have been no changes in Level 1, Level 2, or Level 3 classifications and no changes in valuation techniques for these assets for the years ended December 31, 2019 and 2018.

Intangible Assets and Long-Lived Assets

Intangible assets with finite lives include patient lists and are stated at cost, less accumulated amortization and impairment losses. These intangible assets are amortized on a straight-line basis.

Finite-lived intangibles and long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the expected future cash flows from the use of such assets (undiscounted and without interest charges) are less than the carrying value, a write-down would be recorded to reduce the carrying value of the asset to its estimated fair value. Fair value is determined based on appropriate valuation techniques. The Company determined that there was no impairment of its finite-lived intangible or long-lived assets during the year ended December 31, 2019 and 2018.

Medical Liabilities

As part of HP’s Medicare Advantage program, the Company is responsible for certain medical costs of the care that the associated physicians, diagnostic centers and contracted hospitals provide to its enrollees. The Company provides medical services to its Medicare Advantage enrollees either directly or through a network of contracted providers under sub-capitation and direct patient service arrangements. Medical costs for professional and institutional services rendered by contracted providers are recorded as Capitation services costs in the accompanying combined statements of income.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

An estimate of amounts due to Humana, net of unreleased claims reserves due from Humana, for payment of contracted physicians and other professional providers for services provided during the period is included in in the accompanying combined balance sheets as a receivable. Such estimates are developed using historical payment patterns, cost trends, changes in membership, and other factors. The estimation methods and the resulting reserves are periodically reviewed and updated.

Medical Liabilities also include estimates for subsequent period payments to physician office practices operating under capitation agreements with HP and referred to as Surplus liability. The capitation agreements include payments based upon each practice’s covered members which are paid in the period the medical service expense is incurred. Further, additional payments may be due if the medical service expenses of the practices’ plus an administrative charge are less than the revenues for the covered members assigned to the practices. The additional payment calculation is performed quarterly and is generally paid within the period for the period calculated. The Company estimates additional liability at the end of each period for the estimated payments in subsequent periods related to the subsequent period collection of the net due from Humana at each period end. HP also has a liability for the estimated deficit from its CarePlus contract, a Medicare Advantage plan HP provides to a small number of members.

Revenue Recognition

The Company receives payments from the following sources for services rendered: (i) commercial insurers; (ii) the federal government under the Medicare program administered by CMS; (iii) state governments under the Medicaid and other programs; (iv) other third party payors (e.g., commercial insurance providers); and (v) individual patients.

On January 1, 2019, the Company adopted the new revenue recognition standard Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)”, using the modified retrospective method. Modified retrospective adoption requires entities to apply the standard retrospectively to the most current period presented in the financial statements, requiring the cumulative effect of the retrospective application as an adjustment to the opening balance of retained earnings and noncontrolling interests at the date of initial application. Revenue from substantially all of the Company’s contracts with customers continues to be recognized over time as services are rendered. The Company has elected to apply the modified retrospective method only to contracts not completed as of January 1, 2018. There was no adjustment recorded by the Company as the result of the implementation of this standard.

Under the new revenue standard, the Company has elected to apply the following practical expedients and optional exemptions:

•        Recognize incremental costs of obtaining a contract with amortization periods of one year or less as expense when incurred. These costs are recorded within general and administrative expenses.

•        Recognize revenue in the amount of consideration to which the Company has a right to invoice the customer if that amount corresponds directly with the value to the customer of the Company’s services completed to date.

•        Exemptions from disclosing the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less, (ii) contracts for which revenue is recognized in the amount of consideration to which the Company has a right to invoice for services performed, and (iii) contracts for which variable consideration is allocated entirely to a wholly unsatisfied performance obligation or to a wholly unsatisfied promise to transfer a distinct service that forms part of a single performance obligation.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

•        Use a portfolio approach for the fee-for-service (“FFS”) revenue stream to group contracts with similar characteristics and analyze historical cash collections trends.

•        No adjustment is made for the effects of a significant financing component as the period between the time of service and time of payment is typically one year or less.

HP Revenue

Capitation Revenue

HP is a reseller of Humana’s managed Medicare program (Humana Gold) which is a lower cost plan for consumers (“members”) and provides a narrower network and ideally more preventive and flexible care in order to create savings compared to the same portfolio of members in a traditional Medicare program.

HP’s Capitation revenue under its agreement with Humana includes (1) monthly member charge, (2) payments from Humana to provide member medical care, less claims, estimated claims and costs until the actual claims cost is known, (3) Humana payments to HP for the difference between initial paid risk on the member portfolio and the actual risk determined after the plan year evidenced by the change in portfolio MRA score and (4) payment for pharmacy and other incentives and rebates for using the prescribed formularies, networks and other incentives. HP is managing medical services for Humana’s members for the purpose of providing quality healthcare and minimizing claims. Each activity performed by HP is not sold separately or on a stand-alone basis, as HP provides integrated services to patients through the program. Therefore, HP’s services are an integrated bundle of services to be considered one single performance obligation.

Revenue from monthly member charge represents variable consideration as they are based on the number of members enrolled each month and is recognized on a monthly basis. Revenue for monthly member charges and revenue related to pass-through CMS payments from Humana is recognized when earned and accrued monthly. Revenue related to payments for pharmacy and other incentives and rebates for using the prescribed formularies, networks and other incentives are highly variable and difficult to estimate and are recognized as payments are received (cash basis).

JMG and PCA Revenue

Fee-for-Service Revenue

FFS revenue represents revenue earned under contracts in which JMG and PCA bill and collect the professional component of charges for medical services rendered by JMG and PCA contracted physicians and employed physicians or earned over a period of time by providing medical services under capitation agreements. Under the FFS arrangements, JMG and PCA bill, and receive payments from, third-party payors and patients for patient medical services provided. Under both Accounting Standards Codification 605, Revenue Recognition (“ASC 605”) and Accounting Standards Codification 606, Revenue from Contracts with Customers (“ASC 606”), FFS revenue related to the patient care services is recognized in the period in which the services are rendered to specific patients at estimated realizable value based upon the agreement with third-party payors. All services provided are expected to result in cash flows and are therefore reflected as revenue in the financial statements. The recognition of revenue from non-capitation medical services is dependent on the proper completion of medical claims billing using the Company’s electronic medical records software and the patient’s submission or representation at the time of services are rendered as to the payor(s) responsible for payment of such services.

JMG and PCA are responsible for confirming member eligibility, performing program utilization review, and accepting the financial risk of loss associated with services rendered, as specified within JMG and PCA payor contracts. JMG and PCA have the ability to adjust contractual fees with payors and clients and possess the financial risk of loss in certain contractual obligations.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

Consideration from FFS arrangements is variable in nature because fees are based on patient encounters and credits due to clients which can vary from period to period. Patient encounters and related episodes of care and procedures qualify as distinct goods and services, provided simultaneously together with other readily available resources, in a single instance of service, and thereby constitute a single performance obligation for each patient encounter and, in most instances, occur at readily determinable transaction prices. As a practical expedient, JMG and PCA adopted a portfolio approach for the FFS revenue stream to group contracts with similar characteristics and analyze historical cash collections trends. The contracts within the portfolio share the characteristics conducive to ensuring that the results do not materially differ under the new standard if it were to be applied to individual patient contracts related to each patient encounter. Accordingly, there was not a change in in the JMG and PCA’s method to recognize revenue under ASC 606 from the previous accounting guidance.

The FFS revenue is based on fees and negotiated payment rates in the case of third-party payors, the specific benefits provided for under each patient’s healthcare plans, mandated payment rates in the case of Medicare and Medicaid programs, and historical cash collections (net of recoveries) in combination with expected collections from third party payors.

The relationship between gross charges and the transaction price recognized is significantly influenced by payor mix, as collections on gross charges may vary significantly, depending on whether and with whom the patients JMG and PCA provide services are insured. JMG and PCA periodically assess the estimates to record FFS receivables by analyzing actual results, including cash collections, against estimates. Changes in these estimates are charged or credited to the combined statement of income in the period that the assessment is made and are not material.

Shared Savings Program

JMG and PCA participate in a CMS contracted Accountable Care Organization (“ACO”) Medicare Shared Savings Program (MSSP) through its agreements with the PBACO. In practice, every year JMG and PCA each receives from PBACO a list of their traditional Medicare patients (who are patients of its participating physicians) who are “admitted” into the MSSP Program. CMS provides PBACO with cost and quality benchmarks against which PBACO in total and the Company specifically is measured over a calendar year. If PBACO generates actual cost savings compared to the portfolio benchmark across its portfolio of participants, CMS provides PBACO a shared savings payment according to their agreement. In the fourth quarter of each year, the Company receives their share from PBACO, if any, of any savings generated for the prior as calculated by PBACO from cost and encounter data provided to PBACO by CMS. The Company is not at risk for funding any cost overages based upon their agreements with PBACO.

MSSP revenue is recognized when services have been rendered, the payment is fixed and determinable and collectability is insured, which is generally satisfied upon cash receipt. Under such agreements, JMG and PCA recognized revenues of $4.0 million and $2.0 million from MSSP payments during 2019 and 2018 related to savings generated for the program periods ended 2018 and 2017, respectively. JMG and PCA have yet to recognize potential MSSP payments, if any, for savings generated for the 2019 program period.

Due to uncertainty surrounding the generation and future settlement of any shared savings, under ASC Topic 605, JMG and PCA have historically recognized revenue from shared savings arrangements when such amounts are known as the related revenue amounts were not deemed to be fixed and determinable until that time. Under ASC Topic 606, the transaction price includes an assessment of variable consideration; therefore, the shared savings settlements under these arrangements are recognized using the most likely method and amounts are only included in revenue to the extent that it is probable that a significant reversal of cumulative revenue will not occur once any uncertainty is resolved. Because JMG and PCA are not able to reasonably estimate an additional amount of revenue that is most likely to be paid upon settlement of the open shared savings fiscal year, JMG and PCA will recognize these settlements when cash is received or when amount is known and collectability is not at risk in the subsequent

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

year. However, as the Company does not have sufficient insight from the health plans on the amount and timing of the shared savings arrangement, these amounts are considered to be fully constrained and only recorded when such payments are known and/or received.

In addition to risk-sharing revenues, the Company also receives incentives under “pay-for-performance” programs for quality medical care, based on various criteria. As an incentive to control enrollee utilization and to promote quality care, certain health plans have designed quality incentive programs and commercial generic pharmacy incentive programs to compensate the Company for our efforts to improve the quality of services and efficient and effective use of pharmacy supplemental benefits provided to our covered members. The incentive programs track specific performance measures and calculate payments to the Company based on the performance measures. Under ASC 605, JMG and PCA have historically recognized incentives under “pay-for-performance” programs when such amounts are known as the related revenue amounts were not deemed to be fixed and determinable until that time. Under ASC 606, incentives under “pay-for-performance” programs are recognized using the most likely methodology. However, as the Company does not have sufficient insight from the health plans on the amount and timing of the shared risk pool and incentive payments these amounts are considered to be fully constrained and only recorded when such payments are known and/or received.

Generally, for the foregoing arrangements, the final settlement is dependent on each distinct day’s performance within the annual measurement period but cannot be allocated to specific days until the full measurement period has occurred and performance can be assessed. As such, this is a form of variable consideration estimated at contract inception and updated through the measurement period (i.e. the contract year), to the extent the risk of reversal does not exist and the consideration is not constrained.

Income Taxes

HP is a limited liability company. JMG and PCA are S-Corporations. Taxable income is passed through to its members who are responsible for paying taxes rather than the Company, consequently, no provision for federal income taxes is reflected in the Company’s accompanying financial statements. Management has evaluated the effect of the guidance provided by U.S. Generally Accepted Accounting Principles on Accounting for Uncertainty in Income Taxes. Management has evaluated all other tax positions that could have a significant effect on the financial statements and determined the Company had no uncertain income tax positions at December 31, 2019. With few exceptions, the Company is no longer subject to U.S. federal, state and local or non-U.S. income tax examinations by tax authorities for years before 2016.

Recent Accounting Pronouncements

The Company adopted on January 1, 2018 ASU 2016-09, Compensation — Stock Compensation (Topic 718) (ASU 2016-09). This ASU provides amended guidance which simplifies the accounting for share-based payment transactions involving multiple aspects of the accounting for share-based transactions, including income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The Company now recognizes forfeitures of stock options as they occur. The impact of the adoption of ASU 2016-09 was not material to the Company’s combined financial statements.

In October 2016, the FASB issued ASU “Accounting for Income Taxes: Intra-Entity Transfers of Assets Other than Inventory” (Topic 740). ASU 2016-16 requires companies to recognize the income tax effects of intercompany sales of assets other than inventory when the transfer occurs. This standard was effective for the Company beginning January 1, 2019 and the adoption did not have a material impact on its combined financial statements. We adopted ASC 606, effective January 1, 2019, utilizing the modified retrospective method. Under this method of adoption, a company is required to recognize the cumulative effect of initially applying the new revenue standard as an adjustment to the opening balance of accumulated deficit. The adoption of ASC 606 did not result in an adjustment to the opening balance of retained earnings.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

When we adopted ASC 606, we applied the following expedients and exemptions, which are allowed by the standard, to our prior period Financial Statements and disclosures:

•        We used the transaction price at the date of contract completion for our contracts that had variable consideration and were completed before January 1, 2018.

•        We considered the aggregate effect of all contract modifications that occurred before January 1, 2018 when: (1) identifying satisfied and unsatisfied performance obligations; (2) determining the transaction price; and (3) allocating the transaction price to the satisfied and unsatisfied performance obligations.

•        We did not: (1) disclose the amount of the transaction price that we allocated to remaining performance obligations; or (2) include an explanation of when we expect to recognize the revenue allocated to remaining performance obligations.

In August 2018, the FASB issued Accounting Standards Update No. 2018-15, Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (“ASU 2018-15”). ASU 2018-15 requires customers in a hosting arrangement that is a service contract to follow existing internal-use software guidance to determine which implementation costs to capitalize and which costs to expense. Under this model, customers would need to determine the nature of the implementation costs and the project stage in which they are incurred to determine which costs to capitalize or expense. Customers would be required to amortize the capitalized implementation costs over the term of the hosting arrangement, which might extend beyond the noncancelable period if there are options to extend or terminate. ASU 2018-15 specifies the financial statement presentation of capitalized implementation costs and related amortization in addition to required disclosures for material capitalized implementation costs related to hosting arrangements that are service contracts. The standard is effective for interim and annual periods beginning January 1, 2020. Early adoption is permitted. Entities can choose to adopt this guidance prospectively to eligible costs incurred on or after the date the guidance is first applied, or to adopt the guidance retrospectively. The Company has implemented this standard beginning on January 1, 2019 and this implementation did not have a material impact on its combined financial position, results of operations, and cash flows.

Accounting Standards Not Yet Adopted

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which requires lessees to recognize on the balance sheet a right-of-use asset, representing their right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. This standard is effective for the Company for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021, and the Company is currently evaluating the impact that Topic 842 will have on its combined financial statements.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses (“ASC 326”): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This guidance is intended to introduce a revised approach to the recognition and measurement of credit losses, emphasizing an updated model based on expected losses rather than incurred losses. The Company is required to adopt ASC 326 effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years, and the Company is currently evaluating the impact that Topic 326 will have on its combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies (cont.)

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which simplifies the accounting for income taxes by removing certain exceptions to the general principles for income taxes. The new standard is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption, including the adoption in any interim period, is permitted for all entities. The Company is currently evaluating the potential impact of adoption of the pronouncement on its combined financial statements but does not expect the impact to be material.

3. Property and Equipment, Net

Property and equipment, net consisted of:

	December 31,
	2019	2018
Equipment	$1,959,685	$1,655,910
Furnitures and fixtures	313,065	106,030
Leasehold Improvements	317,109	250,825
Vehicles	21,978	21,978
Capitalized software	276,742	276,742
	2,888,579	2,311,485
Less: accumulated depreciation and amortization	(1,705,683)	(1,485,887)
Total	$1,182,896	$825,598

Depreciation expense was $219,796 and $184,101 for the years ended December 31, 2019 and 2018, respectively, which is included in depreciation and amortization in the accompanying combined statements of income.

4. Intangible Assets, Net

At December 31, 2019, intangible assets, net consisted of the following:

Description	Weighted Average Remaining Useful Life in Years	December 31, 2019	December 31, 2018
Patient Lists	2.7	$2,528,340	$1,194,340
Accumulated amortization		(1,306,576)	(1,057,331)
Patient Lists, net	2.7	1,221,764	137,009
Intangible assets, net of amortization	2.7	$1,221,764	$137,009

Amortization expense was $249,245 and $179,301 for the years ended December 31, 2019 and 2018, respectively, which is included in depreciation and amortization in the accompanying combined statements of income.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

4. Intangible Assets, Net (cont.)

Future amortization expense is estimated to be as follows for the years ending December 31:

December 31,	Amount
2020	$465,917
2021	444,667
2022	311,180
Total	$1,221,764

5. Membership Participation in ACO

JMG and PCA participate in a CMS contracted Accountable Care Organization (“ACO”) Medicare Shared Savings Program through its agreements with the PBACO. The Company’s participation contributions are held by the PBACO as membership fees. During 2018 the Company received $4,761 in returned fees and, in 2019, contributed $315,145 additional participation fees. During 2019 and 2018, the Company recorded shared savings program revenue of $3,988,920 and $1,987,769, respectively.

6. Accrued Expenses

Accrued expenses consisted of the following:

	December 31,
	2019	2018
Accrued expenses and other	518,677	188,165
Surplus liability (Medical liability)	200,075	387,885
CarePlus liability (Medical liability)	120,000	130,000
Credit card liability	65,984	84,301
Payroll liability	488,027	348,091
Total	$1,392,763	$1,138,442

7. Medical Liabilities

Medical liabilities are included in accrued expenses in the Company’s Combined Balance Sheet and consisted of the following:

	December 31,
	2019	2018
Balance, beginning of year	$517,885	$300,000
Payments for previous year	(397,885)	(170,000)
Current year costs	7,213,032	6,006,661
Payments for current year	(7,012,957)	(5,618,776)
Balance, end of year	$320,075	$517,885

8. Notes Payable and Lines of Credit

Notes Payable

Notes payable totalled $385,130 and $32,994 as of December 31, 2019 and 2018, respectively. Notes payable consisted of two notes payable related to practice acquisitions totaling $360,301 and $0 as of December 31, 2019 and 2018, respectively and a note to finance x-ray equipment of $24,829 and $32,994 as of December 31, 2019 and 2018, respectively. The note related to the equipment is collateralized by the underlying equipment. The notes related

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

8. Notes Payable and Lines of Credit (cont.)

to the practice acquisitions do not bear interest and are uncollateralized. Per the terms of the agreement, $75,000 of the practice acquisitions notes payable balance was paid prior to May 31, 2020 and the remaining $285,301 of the notes payable balance is expected to be paid by December 31, 2020.

Advances — Related Party

Shareholder Advances

Jupiter Medical Group has received certain advances from an officer and shareholder. These advances were not formalized in writing, have no stated maturity, do not bear interest and are uncollateralized. As of December 31, 2019 and 2018, shareholder loans totalled approximately $1,413,020 and 25,000, respectively.

9. Partners’ Equity

Jupiter Medical Group, Inc.

JMG operates as an S-Corporation and is treated as a partnership for federal and the state of Florida for tax purposes. The Company has 1,000 shares with a par value of $0.01 per share authorized, issued and outstanding as of December 31, 2019. The holders of JMG shares are referred to as partners in the financial statements.

Health Promoters LLC

HP operates as a limited liability company (“LLC”) and ownership interests were classified as shares. As an LLC, HP had 1,000 units with a par value of $1.00 per share authorized, issued and outstanding. The holders of HP units are referred to as partners in the financial statements.

Primary Care Associates, Inc.

PCA operates as an S-Corporation and is treated as a partnership for federal and the state of Florida for tax purposes. The Company has 2,000 shares with a par value of $0.01 per share authorized, issued and outstanding as of December 31, 2019. The holders of PCA shares are referred to as partners in the financial statements.

10. Commitments and Contingencies

Regulatory Matters

Laws and regulations governing Medicare and other state and federal healthcare and insurance programs are complex and subject to significant interpretation. As part of the Affordable Care Act, known as ACA, CMS, State regulatory agencies and other regulatory agencies provide oversight and regulatory authority over our Medicare and other businesses. Compliance with such laws and regulations is subject to CMS audit and other governmental review and investigation. The Company has not received any notification of non-compliance nor has it paid any fines or received any penalties for any alleged non-compliance. The Company is not aware of any material non-compliance or aware of any pending audits or investigations. Failure to be in compliance can subject us to significant regulatory action including fines, penalties, cancellation of contracts with governmental agencies or operating restrictions on our business.

Litigation

From time-to-time, the Company may be involved in litigation or be subject to claims arising out of our operations. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on the business. Currently there are no significant ongoing litigation matters that would impact the business.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

11. Business Combinations

In 2019, the Company acquired four medical practices located in Palm Beach County, Florida for an aggregate purchase price of $1.8 million. The terms of the note will require the company to pay $300,000 in cash over the span of fifteen months after the closing, $75,000 of which is outstanding as of 12/31/2019.

Consideration paid:
Cash	$1,521,550
Note Payable	300,000
$1,821,550
Assets acquired:
Patient lists	$1,334,000
Fixed assets	450,000
Lease deposit	16,000
ACO investment	20,000
Other	1,550
$1,821,550

In accordance with ASC 805, the Company determined these acquisitions should be accounted for as acquisitions of businesses. There are no liabilities that were assumed. The employees of the medical practices are continuing to work for Jupiter Medical group to operate these merged businesses. The acquisitions were determined to be insignificant individually and in the aggregate and no further pro forma financial information is required to be disclosed.

12. Related Party Transactions

PCA contracts with Mehan Medical Consulting LLC (“MMC”) using a subset of PCA providers working under separate agreement with MMC, Inc. to provide fee for service medical services for nursing home and hospital patients. MMC is wholly owned by the minority owner of PCA. PCA provides certain administration and billing services for MMC and receives compensation from MMC. All medical services payments received by PCA for MMC for providing the nursing home and hospital services are remitted monthly in arrears to MMC (“pass-thru billings”). None of these pass-thru billings have been included in PCA’s revenues or expenses. In 2019 and 2018, $0.7 million and $0.6 million, respectively, of pass-thru billings were received by PCA and passed-thru to MMC. The compensation from MMC to the Company of $0.02 million and $0.01 million for 2019 and 2018 respectively is recorded as other income in the Statement of Operations.

The Company entered into various leases with Jupiter Professional Plaza, LLC, Hope Trust, Hope M Realty LLC and Mehan Realty Corp. Jupiter Professional Plaza, LLC, Hope Trust, Hope M Realty LLC and Mehan Realty Corp are owned by the shareholders of the Company. Rent expense is included in general and administrative expenses in the Company’s statements of income and totalled $0.6 million for both fiscal year 2019 and 2018 for these related party leases. Future rent expense to be paid under these agreements are $271,678, $278,469, $285,431, 292,567 and 100,780 for the years ended December 31, 2020, 2021, 2020, 2023 and 2024, respectively.

The Company paid a management fee to a company controlled by the founders’ relatives based on the historical performance of non-JMG centers within the HP Capitation program. A total of $0.1 million was paid in 2019 and no amounts were paid in 2018.

The Company paid compensation to the founders and their relatives of $0.5 million in 2019 and 2018 respectively. These amounts are included in general and administrative expenses in the Company’s statements of income.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

13. Employee Benefit Plan

Jupiter Medical Group has a qualified 401(k) plan that covers substantially all employees who have completed at least six months of service and meet minimum age requirements. Participants may contribute a portion of their compensation to the plan, up to the maximum amount permitted under Section 401(k) of the Internal Revenue Code. Jupiter Medical Group does not match the participants’ contributions.

14. Leases

The Company leases office space and certain equipment under operating and lease agreements, expiring in various years through 2030. Certain leases contain annual rent escalation clauses and auto-renewal features. The Company does not have any capital leases.

Rent expense totalled $934,076 and $743,937 for the years ended December 31, 2019 and 2018, respectively.

For years subsequent to December 31, 2019, future minimum payments for all operating lease obligations that have initial non-cancelable lease terms exceeding one year, net of rental income from subleases are as follows and excluding any charges for common area maintenance for which the Company is invoiced once the amounts are known:

December 31,	Operating Leases
2020	$427,897
2021	356,602
2022	363,096
2023	369,736
2024	335,976
Thereafter	579,276
Total	$2,432,583

15. Subsequent events

The Company has evaluated subsequent events through September 2, 2020, and identified the below item for discussion.

In March 2020 the World Health Organization (the “WHO”) declared the outbreak of the COVID-19 coronavirus to be a global pandemic, which continues to rapidly evolve. The extent to which the COVID-19 coronavirus may impact our business, will depend upon future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.

As part of the Coronavirus Aid, Relief, and Economic Security Act, (CARES Act) signed into law in March 27, 2020, JMG received a Paycheck Protection Program (PPP) loan for $1,163,147 on April 20, 2020 and PCA received a PPP loan for $392,574 on May 5, 2020. The Company is utilizing the loan proceeds according to the CARES Act stated requirements and expects to apply for and receive forgiveness for substantially all of the loan proceeds per the CARES Act. The loans are recorded as a current liability in the Company’s balance sheet as of June 30, 2020. The loan bears interest at 1% on any amounts not forgiven. The JMG loan matures on April 20, 2020 and the payments are due to begin on August 5, 2021 only if the loan is not fully forgiven. The PCA loan matures on May 5, 2020 and payments are due to begin on August 20, 2021 only if the loan is not fully forgiven. The Company expects both loans to be substantially forgiven.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
NOTES TO COMBINED FINANCIAL STATEMENTS

15. Subsequent events (cont.)

Company partner Rajendra Bansal owns and operates a captive insurance company, Bansal Insurance Company (BIC). BIC is a licensed insurance company organized in the state of Delaware. In June 2020, the Company paid CaptiveOne, as third-party administrator operating on behalf of BIC, $2,080,000 for the potential and estimated cost of insurance coverages insuring the Company against certain losses related to various types of business risks and interruptions. The Company and BIC entered into two coverage policies effective July 1, 2020 for an annual cost of premiums and fees of $1.24m. The remaining $0.84m of funds are deposits advanced to CaptiveOne for potential future coverages that the Company is considering. Any funds that are not ultimately utilized to purchase additional coverages will be refunded to HP in full. Refunds related to any early termination by Company of purchased coverages are subject to an earned premium refund schedule that ranges from a refund of 80% of the related premium if cancelled in month 1 to a refund of 15% of the related premium if cancelled in month 9. There are no refunds for policies cancelled by the Company after month 9. The payments include estimated premiums of $2,000,000 and underwriting fees of $80,000. The Company recorded the payments as prepaid expenses and will ratably expense the costs for actual premiums and the underwriting fees over the underlying policy periods for which coverage is in effect.

On July 24, 2020 the Company and its partners entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”), and Stock Purchase Agreements (the “JMG and PCA Purchase Agreements”) with Accountable Healthcare America Inc. a Fort Lauderdale, FL healthcare company (AHA). AHA is purchasing all membership units of HP and all issued and outstanding shares of stock from JMG and PCA for a purchase price of one hundred million dollars ($100,000,000) (the “Purchase Price”). The Purchase Price is payable sixty million dollars ($60,000,000) in cash at of the Closing of the Purchase Agreements, three million ($3,000,000) in cash within 120 days of the Closing of the Purchase Agreements, sixteen million dollars ($16,000,000) in stock, and twenty-one million dollars ($21,000,000) in earn out payments payable 50% upon the first anniversary of the Closing of the Purchase Agreement and 50% upon the second anniversary of the Closing of the Purchase Agreements (the “Earn Out Payments”). The full Earn Out Payment is conditioned upon the minimum Company EBITDA of $11,000,000 for each of the fiscal years ended 2020, and 2021 respectively, and is payable in cash. Earn Out Payments are reduced dollar for dollar for any amounts the Company’s EBITDA is below $11,000,000 for years ended 2020 and 2021.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc.

CONDENSED COMBINED FINANCIAL STATEMENTS FOR
THE SIX MONTH PERIODS ENDED JUNE 30, 2020 AND 2019

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
CONDENSED COMBINED BALANCE SHEETS

	June 30, 2020	December 31, 2019
	(Unaudited)
Current assets
Cash and cash equivalents	$3,532,573	$3,052,952
Accounts receivable, net	5,096,004	2,188,587
Prepaid expenses and other current assets	2,221,843	129,178
Total current assets	10,850,420	5,370,717
Property and equipment, net	1,349,745	1,182,896
Intangible assets, net	1,014,727	1,221,764
Membership participation in ACO	220,642	949,618
Deposits and other assets	121,784	61,371
Total assets	$13,557,318	$8,786,366
Current liabilities
Accounts payable	302,166	416,592
Accrued expenses	1,530,002	1,392,763
PPP advances	1,555,721	—
Notes payable – current portion	250,326	367,534
Related party loans	1,449,572	1,413,020
Total current liabilities	5,087,787	3,589,909
Notes payable	17,596	17,596
Total liabilities	5,105,383	3,607,505

Commitments and contingencies

Partners’ equity
Membership units and common stock at par	1,020	1,020
Additional paid in capital	31,440	31,440
Members’ equity	6,653,405	1,376,128
Retained earnings	1,766,070	3,770,273
Total partners’ equity	8,451,935	5,178,861
Total liabilities and partners’ equity	$13,557,318	$8,786,366

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
CONDENSED COMBINED STATEMENTS OF INCOME
(UNAUDITED)

	Six months ended
	June 30, 2020	June 30, 2019
Revenue
Capitation	$41,515,296	$34,008,197
Fee-for-service, net of contractual allowances and discounts	5,027,947	4,727,391
Shared savings program	177,333	79,596
Total revenue	46,720,576	38,815,184

Operating expenses
Capitation services costs	32,869,452	27,009,125
General and administrative expenses	7,938,948	7,313,008
Depreciation and amortization	396,488	185,843
Total operating expenses	41,204,888	34,507,976

Income from operations	5,515,688	4,307,208

Other income
Other income	7,462	33,225
Interest income	373	808
Total other income	7,835	34,033

Net income	$5,523,523	$4,341,241

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
CONDENSED COMBINED STATEMENTS OF PARTNERS’ EQUITY
(UNAUDITED)

	Units and stock at par	Additional paid in capital	Members’ Equity	Retained earnings	Total Partners’ Equity
Balance as of December 31, 2019	1,020	31,440	1,376,128	3,770,273	5,178,861
Dividends and distributions	—	—	(800,000)	(1,450,449)	(2,250,449)
Net income	—	—	6,077,277	(553,754)	5,523,523
Balance as of June 30, 2020	$1,020	$31,440	$6,653,405	$1,766,070	$8,451,935
	Member units and common stock at par	Additional paid in capital	Members’ Equity	Retained earnings	Total Partners’ Equity
Balance as of December 31, 2018	1,020	31,440	1,545,955	2,406,178	3,984,593
Dividends and distributions	—	—	(2,850,000)	(488,704)	(3,338,704)
Net income	—	—	4,541,658	(200,417)	4,341,241
Balance as of June 30, 2019	$1,020	$31,440	$3,237,613	$1,717,057	$4,987,130

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

Health Promoters, LLC, Jupiter Medical Group, Inc. and
Primary Care Associates, Inc
CONDENSED COMBINED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six months ended June 30, 2020	Six months ended June 30, 2019
Operating activities
Net income	$5,523,523	$4,341,241
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	396,488	185,843
Changes in operating assets and liabilities:
Accounts receivable	(2,907,417)	(1,059,723)
Prepaid expenses and other assets	(2,092,665)	(62,364)
Accounts payable and accrued expenses	22,813	(437,237)
PPA advances	1,555,721	—
Deposits and other	(60,413)	(540)
Net cash provided by operating activities	2,438,050	2,967,220
Investing activities
Acquisitions, net of cash	—	(491,500)
Membership participation in ACO	728,976	252,091
Purchases of property and equipment	(356,300)	(38,493)
Net cash used in investing activities	372,676	(277,902)
Financing activities
Distributions	(2,250,449)	(3,338,703)
(Payments) proceeds on notes payable	(117,208)	165,918
Proceeds from related party loans	36,552	638,020
Net cash used in financing activities	(2,331,105)	(2,534,765)
Net increase in cash	479,621	154,553
Cash and cash equivalents at beginning of period	3,052,952	2,065,970
Cash and cash equivalents at end of period	$3,532,573	$2,220,523
Supplemental disclosure:
Cash paid for interest	$776	$1,006
Income taxes paid	$—	$—
Significant noncash investing and financing activities
Cash paid for acquisitions	$—	$20,100

The accompanying notes are an integral part of these unaudited condensed combined financial statements.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

1. Description of Business and Basis of Presentation

Health Promoters, LLC (“HP”) was founded in October 2007 under the name Revenue Enhancers, LLC and had no material operations until 2013. HP provides healthcare benefits as a Managed Service Organization (“MSO”) to over 8,000 Medicare Advantage members in South Florida under full-risk and partial-risk arrangements through its contract with Humana, Inc. (“Humana”); a Center for Medicare and Medicaid Services (“CMS”) contracted Medicare Advantage organization. The term of HP shall continue in perpetuity unless the entity is dissolved in accordance with the provisions of its articles of organization.

Jupiter Medical Group, Inc. (“JMG”) was founded in August 2000 under the name Jupiter Medical Group, P.A. as an S Corporation and provides primary care physician services with offices in Palm Beach County, Florida and participates in a shared savings program through the Palm Beach Accountable Care Organization (“PBACO”).

Primary Care Associates, Inc. (“PCA”) was founded in May 2003 under the name Primary Care Associates, P.A. as an S Corporation and provides primary care physician services with offices in Martin County, Florida and also participates in a shared savings program through the PBACO.

HP’s primary care physician practice network (“PPN”) includes fifty-eight (58) primary care physician practices. JMG owns seven of these practices and PCA owns five of these practices. The remaining primary care practices are independently owned and provide medical services under contracts with HP. In addition to the primary care practices, the Primary Service Network (“PSN”) includes specialists, ancillary service providers, and hospitals through its agreement with Humana.

Under its risk agreements, HP receives credit for a significant percentage of the monthly Medicare Advantage premiums received by Humana from CMS and is obligated to provide the covered healthcare benefits for its covered members and is responsible for the costs of those services according to its agreement with Humana. To the extent the costs of providing such benefits is less than the related premiums received, HP profits. Conversely, if the costs exceed related premiums, HP loses money. HP re-insures against catastrophic losses through its participation in Humana’s stop loss insurance program.

The Medicare Advantage business accounts for substantially all of HP’s revenues.

Because the three entities, HP, JMG, and PCA (collectively the “Company”) have common ownership of greater than 50%, these financial statements were combined and any intercompany transactions between the entities were eliminated for the purposes of presenting the combined financial statements.

The accompanying condensed combined financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company has made estimates and judgments affecting the amounts reported in our condensed consolidated financial statements and the accompanying notes. The actual results experienced by the Company may differ materially from our estimates. The condensed consolidated financial information is unaudited but reflects all normal adjustments that are, in the opinion of management, necessary to provide a fair statement of results for the interim periods presented. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2019. The condensed consolidated balance sheet as of December 31, 2019 was derived from the Company’s audited 2019 financial statements. Results of the six months ended June 30, 2020, are not necessarily indicative of the results to be expected for the full year ending December 31, 2020.

These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2019 included in the Company’s Proxy Statement on Form 14A, filed with the Securities and Exchange Commission (“SEC”) on September 2, 2020.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

1. Description of Business and Basis of Presentation (cont.)

Impacts of COVID-19 pandemic on the Company’s Business

The potential impacts of the COVID-19 pandemic on the Company’s business are currently not estimable or determinable. The Company will continue to actively monitor the situation and may take actions that alter its business operations as may be required by federal, state or local authorities or that it determines is in the best interests of its employees, customers, partners, suppliers and stockholders. It is not clear what the potential effects any such alterations or modifications may have on the Company’s businesses, including the effects on its customers and prospects, or on its financial results for the remainder of fiscal year 2020.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the combined financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant items subject to such estimates and assumptions include collectability of receivables, recoverability of long-lived and intangible assets, accruals of medical liabilities (including incurred, but not reported (“IBNR”) claims) and determination of full-risk revenue and receivables (including constraints and completion factors). Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. In the health care environment, estimates often change as a result of one or more future confirming events. With regard to revenues, expenses and receivables arising from agreements with Humana, the Company estimates amounts it believes will ultimately be realizable through the use of judgments and assumptions.

Capitation services costs include costs incurred directly by the Company and costs paid by Humana ($28,009,669 and $23,662,366 for the six months ended on June 30, 2020 and 2019, respectively) on the Company’s behalf. These costs also include estimates of claims incurred but not reported. The IBNR estimates are made by the Company based upon claims experience.

Business Combinations

The Company uses the acquisition method of accounting for all business combinations, which requires assets and liabilities of the acquiree to be recorded at fair value, including contingent consideration, determined on the acquisition date, and to account for acquisition related costs separately from the business combination.

Cash and Cash Equivalents

Cash and cash equivalents primarily consist of money market funds and certificates of deposit. The Company considers all highly liquid investments that are both readily convertible into known amounts of cash and mature within ninety days from their date of purchase to be cash equivalents.

The Company maintains its cash in deposit accounts with several banks, which at times may exceed Federal Deposit Insurance Corporation (“FDIC”) insured limits. As of June 30, 2020 and December 31, 2019, $2,215,830 and $1,349,302, respectively, was uninsured based upon the FDIC insurance coverage limits.

Receivables

The Company’s receivables are comprised of fees for services, amounts due from Humana, and other receivables. Receivables are recorded and stated at the amount expected to be collected.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

The Company records receivables on a net realizable basis. Management reviews the composition of the receivables and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to estimate the net realizable value of the receivables.

Amounts are recorded as a receivable when the Company is able to determine amounts receivable under these contracts and/or agreements based on information provided and collection is reasonably likely to occur. The Company continuously monitors its collections of receivables. For changes in credit issues not assessed at the date of service, the Company will recognize those amounts in other operating expense on the statement of operations.

The Company’s billing and accounting systems provide historical trends of cash collections and contractual write-offs, accounts receivable aging and established fee adjustments from third-party payors. These estimates are recorded and monitored as revenues are recognized. The principal exposure for uncollectible fee for service visits is from self-pay patients and, to a lesser extent, for co-payments and deductibles from patients with insurance.

The Company’s receivables are comprised of the following:

	June 30, 2020	December 31, 2019
Due from Humana, net	4,422,680	1,429,498
Fees for services, net	673,324	759,089
Receivables, net	$5,096,004	$2,188,587

Concentrations of Risks

The Company disaggregates revenue from contracts by service type and payor type. This level of detail provides useful information pertaining to how the Company generates revenue by significant revenue stream and by type of direct contracts. The combined statements of income present disaggregated revenue by service type. All of the revenues are generated from healthcare delivery in the state of Florida. The following table presents disaggregated revenue generated by each payor type:

	June 30, 2020	December 31, 2019
Medicare Advantage	$41,437,266	$71,386,564
Medicare Traditional	1,186,216	6,315,714
Other commercial and third parties	4,097,094	7,981,256
Total	$46,720,576	$85,683,534

The Company had major payors that contributed the following percentages of revenue:

	Six months ended June 30,
	2020	2019
Payor A	88%	87%
Payor B	3%	4%
Total	91%	91%

The Company had a major payor that contributed to the following percentages of receivables:

	June 30, 2020	December 31, 2019
Payor C	87%	65%
Total	87%	65%

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

Fair Value Measurements of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, receivables, accounts payable, certain accrued expenses, credit card liabilities and current portion of long-term debt. The carrying values of the financial instruments classified as current in the accompanying combined balance sheets are considered to be at their fair values, due to the short maturity of these instruments.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”), applies to all financial assets and financial liabilities that are measured and reported on a fair value basis and requires disclosure that establishes a framework for measuring fair value and expands disclosure about fair value measurements. ASC 820 establishes a fair value hierarchy for disclosures of the inputs to valuations used to measure fair value.

This hierarchy prioritizes the inputs into three broad levels as follows:

Level 1 —	Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that can be accessed at the measurement date.
Level 2 —

Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates and yield curves), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 —

Unobservable inputs that reflect assumptions about what market participants would use in pricing the asset or liability. These inputs would be based on the best information available, including the Company’s own data.

Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

There have been no changes in Level 1, Level 2, or Level 3 classifications and no changes in valuation techniques for these assets for the periods presented.

Intangible Assets and Long-Lived Assets

Intangible assets with finite lives include patient lists and are stated at cost, less accumulated amortization and impairment losses. These intangible assets are amortized on a straight-line basis.

Finite-lived intangibles and long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the expected future cash flows from the use of such assets (undiscounted and without interest charges) are less than the carrying value, a write-down would be recorded to reduce the carrying value of the asset to its estimated fair value. Fair value is determined based on appropriate valuation techniques. The Company determined that there was no impairment of its finite-lived intangible or long-lived assets during the six months ended June 30, 2020 and 2019.

Medical Liabilities

As part of HP’s Medicare Advantage program, the Company is responsible for certain medical costs of the care that the associated physicians, diagnostic centers and contracted hospitals provide to its enrollees. The Company provides medical services to its Medicare Advantage enrollees either directly or through a network of contracted

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

providers under sub-capitation and direct patient service arrangements. Medical costs for professional and institutional services rendered by contracted providers are recorded as Capitation services costs in the accompanying combined statements of income.

An estimate of amounts due to Humana, net of unreleased claims reserves due from Humana, for payment of contracted physicians and other professional providers for services provided during the period is included in in the accompanying combined balance sheets as a receivable. Such estimates are developed using historical payment patterns, cost trends, changes in membership, and other factors. The estimation methods and the resulting reserves are periodically reviewed and updated.

Medical Liabilities also include estimates for subsequent period payments to physician office practices operating under capitation agreements with HP and referred to as Surplus liability. The capitation agreements include payments based upon each practice’s covered members which are paid in the period the medical service expense is incurred. Further, additional payments may be due if the medical service expenses of the practices’ plus an administrative charge are less than the revenues for the covered members assigned to the practices. The additional payment calculation is performed quarterly and is generally paid within the period for the period calculated. The Company estimates additional liability at the end of each period for the estimated payments in subsequent periods related to the subsequent period collection of the net due from Humana at each period end. HP also has a liability for the estimated deficit from its CarePlus contract, a Medicare Advantage plan HP provides to a small number of members.

Revenue Recognition

The Company receives payments from the following sources for services rendered: (i) commercial insurers; (ii) the federal government under the Medicare program administered by CMS; (iii) state governments under the Medicaid and other programs; (iv) other third party payors (e.g., commercial insurance providers); and (v) individual patients.

On January 1, 2019, the Company adopted the new revenue recognition standard Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)”, using the modified retrospective method. Modified retrospective adoption requires entities to apply the standard retrospectively to the most current period presented in the financial statements, requiring the cumulative effect of the retrospective application as an adjustment to the opening balance of retained earnings and noncontrolling interests at the date of initial application. Revenue from substantially all of the Company’s contracts with customers continues to be recognized over time as services are rendered. The Company has elected to apply the modified retrospective method only to contracts not completed as of January 1, 2018. There was no adjustment recorded by the Company as the result of the implementation of this standard.

Under the new revenue standard, the Company has elected to apply the following practical expedients and optional exemptions:

•        Recognize incremental costs of obtaining a contract with amortization periods of one year or less as expense when incurred. These costs are recorded within general and administrative expenses.

•        Recognize revenue in the amount of consideration to which the Company has a right to invoice the customer if that amount corresponds directly with the value to the customer of the Company’s services completed to date.

•        Exemptions from disclosing the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less, (ii) contracts for which revenue is recognized in the amount of consideration to which the Company has a right to invoice for services performed, and (iii) contracts for which variable consideration is allocated entirely to a wholly unsatisfied performance obligation or to a wholly unsatisfied promise to transfer a distinct service that forms part of a single performance obligation.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

•        Use a portfolio approach for the fee-for-service (“FFS”) revenue stream to group contracts with similar characteristics and analyze historical cash collections trends.

•        No adjustment is made for the effects of a significant financing component as the period between the time of service and time of payment is typically one year or less.

HP Revenue

Capitation Revenue

HP is a reseller of Humana’s managed Medicare program (Humana Gold) which is a lower cost plan for consumers (“members”) and provides a narrower network and ideally more preventive and flexible care in order to create savings compared to the same portfolio of members in a traditional Medicare program.

HP’s Capitation revenue under its agreement with Humana includes (1) monthly member charge, (2) payments from Humana to provide member medical care, less claims, estimated claims and costs until the actual claims cost is known, (3) Humana payments to HP for the difference between initial paid risk on the member portfolio and the actual risk determined after the plan year evidenced by the change in portfolio MRA score and (4) payment for pharmacy and other incentives and rebates for using the prescribed formularies, networks and other incentives. HP is managing medical services for Humana’s members for the purpose of providing quality healthcare and minimizing claims. Each activity performed by HP is not sold separately or on a stand-alone basis, as HP provides integrated services to patients through the program. Therefore, HP’s services are an integrated bundle of services to be considered one single performance obligation.

Revenue from monthly member charge represents variable consideration as they are based on the number of members enrolled each month and is recognized on a monthly basis. Revenue for monthly member charges and revenue related to pass-through CMS payments from Humana is recognized when earned and accrued monthly. Revenue related to payments for pharmacy and other incentives and rebates for using the prescribed formularies, networks and other incentives are highly variable and difficult to estimate and are recognized as payments are received (cash basis).

JMG and PCA Revenue

Fee-for-Service Revenue

FFS revenue represents revenue earned under contracts in which JMG and PCA bill and collect the professional component of charges for medical services rendered by JMG and PCA contracted physicians and employed physicians or earned over a period of time by providing medical services under capitation agreements. Under the FFS arrangements, JMG and PCA bill, and receive payments from, third-party payors and patients for patient medical services provided. Under both ASC 605 and ASC 606, FFS revenue related to the patient care services is reported net of contractual allowances and policy discounts and are recognized in the period in which the services are rendered to specific patients. All services provided are expected to result in cash flows and are therefore reflected as net revenue in the financial statements. The recognition of net revenue (gross charges less contractual allowances) from non-capitation medical services is dependent on the proper completion of medical claims billing using the Company’s electronic medical records software and the patient’s submission or representation at the time of services are rendered as to the payor(s) responsible for payment of such services.

JMG and PCA are responsible for confirming member eligibility, performing program utilization review, and accepting the financial risk of loss associated with services rendered, as specified within JMG and PCA payor contracts. JMG and PCA have the ability to adjust contractual fees with payors and clients and possess the financial risk of loss in certain contractual obligations.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

Consideration from FFS arrangements is variable in nature because fees are based on patient encounters and credits due to clients which can vary from period to period. Patient encounters and related episodes of care and procedures qualify as distinct goods and services, provided simultaneously together with other readily available resources, in a single instance of service, and thereby constitute a single performance obligation for each patient encounter and, in most instances, occur at readily determinable transaction prices. As a practical expedient, JMG and PCA adopted a portfolio approach for the FFS revenue stream to group contracts with similar characteristics and analyze historical cash collections trends. The contracts within the portfolio share the characteristics conducive to ensuring that the results do not materially differ under the new standard if it were to be applied to individual patient contracts related to each patient encounter. Accordingly, there was not a change in in the JMG and PCA’s method to recognize revenue under ASC 606 from the previous accounting guidance.

Estimating net FFS revenue is a complex process, largely due to the volume of transactions, the number and complexity of contracts with payors, the limited availability at times of certain patient and payor information at the time services are provided, and the length of time it takes for collections to fully mature. These expected collections are based on fees and negotiated payment rates in the case of third-party payors, the specific benefits provided for under each patient’s healthcare plans, mandated payment rates in the case of Medicare and Medicaid programs, and historical cash collections (net of recoveries) in combination with expected collections from third party payors.

The relationship between gross charges and the transaction price recognized is significantly influenced by payor mix, as collections on gross charges may vary significantly, depending on whether and with whom the patients JMG and PCA provide services are insured. JMG and PCA periodically assess the estimates to record FFS receivables by analyzing actual results, including cash collections, against estimates. Changes in these estimates are charged or credited to the combined statement of income in the period that the assessment is made and are not material.

Shared Savings Program

JMG and PCA participate in a CMS contracted Accountable Care Organization (“ACO”) Medicare Shared Savings Program (MSSP) through its agreements with the PBACO. In practice, every year JMG and PCA each receives from PBACO a list of their traditional Medicare patients (who are patients of its participating physicians) who are “admitted” into the MSSP Program. CMS provides PBACO with cost and quality benchmarks against which PBACO in total and the Company specifically is measured over a calendar year. If PBACO generates actual cost savings compared to the portfolio benchmark across its portfolio of participants, CMS provides PBACO a shared savings payment according to their agreement. In the fourth quarter of each year, the Company receives their share from PBACO, if any, of any savings generated for the prior as calculated by PBACO from cost and encounter data provided to PBACO by CMS. The Company is not at risk for funding any cost overages based upon their agreements with PBACO.

MSSP revenue is recognized when services have been rendered, the payment is fixed and determinable and collectability is insured, which is generally satisfied upon cash receipt.  Under such agreements, JMG and PCA recognized revenues of $177,333 and $79,596 from MSSP payments during the six months ended June 30, 2020 and 2019, respectively, related to savings generated for the program periods ended 2019 and 2018, respectively. JMG and PCA have yet to recognize potential MSSP payments, if any, for savings generated for the 2020 program period.

Due to uncertainty surrounding the generation and future settlement of any shared savings , under ASC Topic 605, JMG and PCA have historically recognized revenue from shared savings arrangements when such amounts are known as the related revenue amounts were not deemed to be fixed and determinable until that time. Under ASC Topic 606, the transaction price includes an assessment of variable consideration; therefore, the shared savings settlements under these arrangements are recognized using the most likely method and amounts are only included in revenue to the extent that it is probable that a significant reversal of cumulative revenue will not occur once any uncertainty is resolved. Because JMG and PCA are not able to reasonably estimate an additional amount

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

of revenue that is most likely to be paid upon settlement of the open shared savings fiscal year, JMG and PCA will recognize these settlements when cash is received or when amount is known and collectability is not at risk in the subsequent year. However, as the Company does not have sufficient insight from the health plans on the amount and timing of the shared savings arrangement, these amounts are considered to be fully constrained and only recorded when such payments are known and/or received.

In addition to risk-sharing revenues, the Company also receives incentives under “pay-for-performance” programs for quality medical care, based on various criteria. As an incentive to control enrollee utilization and to promote quality care, certain health plans have designed quality incentive programs and commercial generic pharmacy incentive programs to compensate the Company for our efforts to improve the quality of services and efficient and effective use of pharmacy supplemental benefits provided to our covered members. The incentive programs track specific performance measures and calculate payments to the Company based on the performance measures. Under ASC 605, JMG and PCA have historically recognized incentives under “pay-for-performance” programs when such amounts are known as the related revenue amounts were not deemed to be fixed and determinable until that time. Under ASC 606, incentives under “pay-for-performance” programs are recognized using the most likely methodology. However, as the Company does not have sufficient insight from the health plans on the amount and timing of the shared risk pool and incentive payments these amounts are considered to be fully constrained and only recorded when such payments are known and/or received.

Generally, for the foregoing arrangements, the final settlement is dependent on each distinct day’s performance within the annual measurement period but cannot be allocated to specific days until the full measurement period has occurred and performance can be assessed. As such, this is a form of variable consideration estimated at contract inception and updated through the measurement period (i.e. the contract year), to the extent the risk of reversal does not exist and the consideration is not constrained.

Recent Accounting Pronouncements

The Company adopted on January 1, 2018 ASU 2016-09, Compensation — Stock Compensation (Topic 718) (ASU 2016-09). This ASU provides amended guidance which simplifies the accounting for share-based payment transactions involving multiple aspects of the accounting for share-based transactions, including income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The Company now recognizes forfeitures of stock options as they occur. The impact of the adoption of ASU 2016-09 was not material to the Company’s combined financial statements.

In October 2016, the FASB issued ASU “Accounting for Income Taxes: Intra-Entity Transfers of Assets Other than Inventory” (Topic 740). ASU 2016-16 requires companies to recognize the income tax effects of intercompany sales of assets other than inventory when the transfer occurs. This standard was effective for the Company beginning January 1, 2019 and the adoption did not have a material impact on its combined financial statements. We adopted ASC 606, effective January 1, 2019, utilizing the modified retrospective method. Under this method of adoption, a company is required to recognize the cumulative effect of initially applying the new revenue standard as an adjustment to the opening balance of accumulated deficit. The adoption of ASC 606 did not result in an adjustment to the opening balance of accumulated deficit.

When we adopted ASC 606, we applied the following expedients and exemptions, which are allowed by the standard, to our prior period Financial Statements and disclosures:

•        We used the transaction price at the date of contract completion for our contracts that had variable consideration and were completed before January 1, 2018.

•        We considered the aggregate effect of all contract modifications that occurred before January 1, 2018 when: (1) identifying satisfied and unsatisfied performance obligations; (2) determining the transaction price; and (3) allocating the transaction price to the satisfied and unsatisfied performance obligations.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

2. Summary of Significant Accounting Policies (cont.)

•        We did not: (1) disclose the amount of the transaction price that we allocated to remaining performance obligations; or (2) include an explanation of when we expect to recognize the revenue allocated to remaining performance obligations.

In August 2018, the FASB issued Accounting Standards Update No. 2018-15, Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (“ASU 2018-15”). ASU 2018-15 requires customers in a hosting arrangement that is a service contract to follow existing internal-use software guidance to determine which implementation costs to capitalize and which costs to expense. Under this model, customers would need to determine the nature of the implementation costs and the project stage in which they are incurred to determine which costs to capitalize or expense. Customers would be required to amortize the capitalized implementation costs over the term of the hosting arrangement, which might extend beyond the noncancelable period if there are options to extend or terminate. ASU 2018-15 specifies the financial statement presentation of capitalized implementation costs and related amortization in addition to required disclosures for material capitalized implementation costs related to hosting arrangements that are service contracts. The standard is effective for interim and annual periods beginning January 1, 2020. Early adoption is permitted. Entities can choose to adopt this guidance prospectively to eligible costs incurred on or after the date the guidance is first applied, or to adopt the guidance retrospectively. The Company has implemented this standard beginning on January 1, 2019 and this implementation did not have a material impact on its combined financial position, results of operations, and cash flows.

Accounting Standards Not Yet Adopted

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which requires lessees to recognize on the balance sheet a right-of-use asset, representing their right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. This standard is effective for the Company for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021, and the Company is currently evaluating the impact that Topic 842 will have on its combined financial statements.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses (“ASC 326”): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This guidance is intended to introduce a revised approach to the recognition and measurement of credit losses, emphasizing an updated model based on expected losses rather than incurred losses. The Company is required to adopt ASC 326 effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years, and the Company is currently evaluating the impact that Topic 326 will have on its combined financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which simplifies the accounting for income taxes by removing certain exceptions to the general principles for income taxes. The new standard is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption, including the adoption in any interim period, is permitted for all entities. The Company is currently evaluating the potential impact of adoption of the pronouncement on its combined financial statements but does not expect the impact to be material.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

3. Accrued Expenses

Accrued expenses consisted of the following:

	June 30, 2020	December 31, 2019
Accrued expenses	$95,650	$514,759
Surplus liability (Medical liability)	778,342	200,075
CarePlus liability (Medical liability)	120,000	120,000
Credit card liability	103,566	65,984
Payroll liability	431,542	488,027
Other payables	902	3,918
Total	$1,530,002	$1,392,763

4. Medical Liabilities

Medical liabilities consisted of the following:

	June 30, 2020	December 31, 2019
Balance, beginning of year	$320,075	$517,885
Payments for previous year	(200,075)	(397,885)
Current year costs	4,438,563	7,213,032
Payments for current year	(3,660,221)	(7,012,957)
Balance, end of year	$898,342	$320,075

5. Notes Payable and Lines of Credit

Notes Payable

Notes payable totalled $267,922 and $367,534 as of June 30, 2020 and December 31, 2019, respectively. Notes payable consisted of two notes payable related to practice acquisitions totaling $247,053 and $342,705 as of June 30, 2020 and December 31, 2019, respectively and a note to finance x-ray equipment of $20,869 and $24,829 as of June 30, 2020 and December 31, 2019, respectively. The note related to the equipment is collateralized by the underlying equipment. The notes related to the practice acquisitions do not bear interest and are uncollateralized.

Advances — Related Party

Shareholder Advances

Jupiter Medical Group has received certain advances from an officer and shareholder. These advances were not formalized in writing, have no stated maturity, do not bear interest and are uncollateralized. As of June 30, 2020 and December 31, 2019, shareholder loans totalled approximately $1,449,572 million and 1,413,020, respectively.

6. Shareholders’ Equity

The changes in shareholders’ equity represent dividends and distributions paid out and net income earned during the six months ended June 30, 2020 and 2019.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

7. Commitments and Contingencies

Litigation

From time-to-time, the Company may be involved in litigation or be subject to claims arising out of our operations. Although the results of litigation and claims cannot be predicted with certainty, the Company currently believes that the final outcome of these ordinary course matters will not have a material adverse effect on the business. Currently there are no significant ongoing litigation matters that would impact the business.

8. Business Combinations

In 2019, the Company acquired four medical practices located in Palm Beach County, Florida for an aggregate purchase price of $1.8 million. The terms of the note will require the company to pay $300,000 in cash over the span of fifteen months after the closing, $75,000 of which is outstanding as of 12/31/2019 and $0 was outstanding as of June 30, 2020.

Consideration paid:
Cash	$1,521,550
Note Payable	300,000
$1,821,550
Assets acquired:
Patient lists	$1,334,000
Fixed assets	450,000
Lease deposit	16,000
ACO investment	20,000
Other	1,550
$1,821,550

In accordance with ASC 805, the Company determined these acquisitions should be accounted for as acquisitions of businesses. These businesses are medical practices whereby the owners are intending on retiring in the near-term future. There are no liabilities that were assumed. The employees of the medical practices are continuing to work for Jupiter Medical group to operate these merged businesses. The acquisitions were determined to be insignificant individually and in the aggregate and no further pro forma financial information is required to be disclosed.

9. Related Party Transactions

PCA contracts with Mehan Medical Consulting LLC (“MMC”) using a subset of PCA providers working under separate agreement with MMC, Inc. to provide fee for service medical services for nursing home and hospital patients.  MMC is wholly owned by the minority owner of PCA.  PCA provides certain administration and billing services for MMC and receives compensation from MMC. All medical services payments received by PCA for MMC for providing the nursing home and hospital services are remitted monthly in arrears to MMC (“pass-thru billings”).  None of these pass-thru billings have been included in PCA’s revenues or expenses.  For the six months ended June 30, 2020 and 2019, $0.2 million and $0.4 million, respectively, of pass-thru billings were received by PCA and passed-thru to MMC. The compensation from MMC to the Company of $0.01 million and $0.01 million for the six months ended June 30, 2020 and 2019, respectively, is recorded as other income in the Statement of Operations.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

9. Related Party Transactions (cont.)

The Company entered into various leases with Jupiter Professional Plaza, LLC, Hope Trust, Hope M Realty LLC and Mehan Realty Corp. Jupiter Professional Plaza, LLC, Hope Trust, Hope M Realty LLC and Mehan Realty Corp are owned by the shareholders of the Company. Rent expense is included in general and administrative expenses in the Company’s statements of income and totalled $0.3 million for both the six months ended June 30, 2020 and 2019 for these related party leases. Future rent expense to be paid under these agreements are $136,952, $278,469, $285,431, 292,567 and 100,780 for the years ended December 31, 2020, 2021, 2020, 2023 and 2024, respectively.

The Company pays a management fee to a company controlled by the founders’ relatives based on the historical performance of non-JMG centers within the HP MSO program. No management fee payments were made during the six months ended June 30, 2020 and 2019, respectively.

The Company paid compensation to the founders and their relatives of $0.2 million and $0.2 million was paid during the six months ended June 30, 2020 and 2019, respectively. These amounts are included in general and administrative expenses in the Company’s statements of income.

Company partner Rajendra Bansal owns and operates a captive insurance company, Bansal Insurance Company (“BIC”). BIC is a licensed insurance company organized in the state of Delaware.  In June 2020, the Company paid CaptiveOne, as third party administrator operating on behalf of BIC, $2,080,000 for the potential and estimated cost of insurance coverages insuring the Company against certain losses related to various types of business risks and interruptions.  The Company and BIC entered into two coverage policies effective July 1, 2020 for an annual cost of premiums and fees of $1.24 million. The remaining $0.84 million of funds are deposits advanced to CaptiveOne for potential future coverages that the Company is considering.  Any funds that are not ultimately utilized to purchase additional coverages will be refunded to HP in full.  Refunds related to any early termination by Company of purchased coverages are subject to an earned premium refund schedule that ranges from a refund of 80% of the related premium if cancelled in month 1 to a refund of 15% of the related premium if cancelled in month 9. There are no refunds for policies cancelled by the Company after month 9. The payments include estimated premiums of $2,000,000 and underwriting fees of $80,000. The Company recorded the payments as prepaid expenses and will ratably expense the costs for actual premiums and the underwriting fees over the underlying policy periods for which coverage is in effect.

10. Paycheck Protection Loan

As part of the Coronavirus Aid, Relief, and Economic Security Act, (CARES Act) signed into law in March 27, 2020, JMG received a Paycheck Protection Program (PPP) loan for $1,163,147 on April 20, 2020 and PCA received a PPP loan for $392,574 on May 5, 2020. The Company is utilizing the loan proceeds according to the CARES Act stated requirements and expects to apply for and receive forgiveness for substantially all of the loan proceeds per the CARES Act. The loans are recorded as a current liability in the Company’s balance sheet as of June 30, 2020. The loan bears interest at 1% on any amounts not forgiven. The JMG loan matures on April 20, 2020 and the payments are due to begin on August 5, 2021 only if the loan is not fully forgiven. The PCA loan matures on May 5, 2020 and payments are due to begin on August 20, 2021 only if the loan is not fully forgiven. The Company expects both loans to be substantially forgiven.

HEALTH PROMOTERS, LLC, JUPITER MEDICAL GROUP, INC. AND
PRIMARY CARE ASSOCIATES, INC
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

11. Subsequent events

The Company has evaluated subsequent events through September 2, 2020, and identified the below items for discussion.

On July 24, 2020 the Company and its partners entered into a Membership Interest Purchase Agreement (the “HP Purchase Agreement”), and Stock Purchase Agreements (the “JMG and PCA Purchase Agreements”) with Accountable Healthcare America Inc. a Fort Lauderdale, FL healthcare company (AHA). AHA is purchasing all membership units of HP and all issued and outstanding shares of stock from JMG and PCA for a purchase price of  one hundred million dollars ($100,000,000) (the “Purchase Price”). The Purchase Price is payable sixty million dollars ($60,000,000) in cash at of the Closing of the Purchase Agreements, three million ($3,000,000) in cash within 120 days of the Closing of the Purchase Agreements, sixteen million dollars ($16,000,000) in stock, and twenty-one million dollars ($21,000,000) in earn out payments payable 50% upon the first anniversary of the Closing of the Purchase Agreement and 50% upon the second anniversary of the Closing of the Purchase Agreements (the “Earn Out Payments”).  The full Earn Out Payment is conditioned upon the minimum Company EBITDA of $11,000,000 for each of the fiscal years ended 2020, and 2021 respectively, and is payable in cash. Earn Out Payments are reduced dollar for dollar for any amounts the Company’s EBITDA is below $11,000,000 for years ended 2020 and 2021.

Annex A

EXECUTION COPY

MERGER AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

ACCOUNTABLE HEALTHCARE AMERICA, INC. (THE “COMPANY”),

MICHAEL BOWEN, AS REPRESENTATIVE OF THE SHAREHOLDERS OF THE COMPANY (“SHAREHOLDERS’ REPRESENTATIVE”),

GREENVISION ACQUISITION CORP. (“PURCHASER”) AND

GREENVISION MERGER SUB INC. (“MERGER SUB”)

DATED AS OF AUGUST 26, 2020

Annex A-1

MERGER AGREEMENT
AND
PLAN OF REORGANIZATION

This MERGER AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of the 26th day of August, 2020 by and among Accountable Healthcare America, Inc., a Delaware corporation (the “Company” or “AHA”), Michael Bowen, as representative of the shareholders of the Company (“Representative”), GreenVision Acquisition Corp,, a Delaware corporation. (“Purchaser” or “GreenVision”) and GreenVision Merger Sub Inc., a Delaware corporation (“Merger Sub”).

WITNESSETH

A. The Company and its existing and future intended Subsidiaries (as defined in this Agreement, including Accountable Care Management Group, LLC (“ACMG”), Health Promoters, LLC (“HP”), Jupiter Medical Group, P.A. (“Jupiter”), Primary Care Associates, P.A. (“PCA”) and AHA Analytics, Inc (collectively, together with the Company, the “Company Group”) are in the business of healthcare management, operating as managed care organizations (“MSO”), and accountable care organizations (“ACO”) and through ownership of primary care physician practices (“PCP”) (which, together with all other businesses and activities conducted by the Company Group, is hereinafter referred to as the “Business”);

B. The Purchaser is a blank check company whose securities are publicly traded on the NASDAQ Stock Market and was formed for the sole purpose of entering into a share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities and Merger Sub is a wholly-owned subsidiary of the Purchaser;

C. The Company Securityholders are listed on Schedule 1.19 hereto and own or will own as of the Closing, 100% of the issued and outstanding Company Securities;

D. For United States’ federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368 (a)(2)(E) of the Code and the parties to this Agreement hereby adopt this Agreement insofar as it relates to the Merger as a “plan of reorganization” within the meaning of Section 1.368.2(g) of the United States Treasury regulations;

E. AHA shall merge with Merger Sub (the “Merger”) pursuant to Section 251 of the Delaware General Corporation Law, after which AHA will be the surviving “Surviving Corporation” and AHA shall then be a wholly-owned direct subsidiary of GreenVision.

NOW THEREFORE, upon the terms, conditions, covenants and promises made herein, and for other good and valuable consideration, the parties agree as follows:

ARTICLE I
DEFINITIONS

The following terms, as used herein, have the following meanings:

1.1 “Action” means any legal action, suit, claim, hearing or proceeding, including any audit, claim or assessment for Taxes or otherwise, by or before any Authority.

1.2 “Additional Agreements” mean the (i) Registration Rights Agreement substantially in the form attached hereto as Exhibit A, (ii) Indemnification Escrow Agreement substantially in the form attached hereto as Exhibit B (“Indemnification Escrow Agreement”) by and among the Purchaser, the Shareholders Representative on behalf of the Company Shareholders and the Escrow Agent, (iii) Lock-Up Agreement substantially in the form attached hereto as Exhibit C attached hereto (“Lock-Up Agreement”), (iv) Employment Agreements by and among each of Warren Hosseinion, Mark Fawcett, Michael Bowen, Paul Rothman, Hyman Zucker, Andrew Barnett and Elisa Luqman, the Company and the Purchaser (“Employment Agreements”) substantially in the form of Exhibit D and (v) engagement letter entered into by the Shareholders’ Representative, the Company, and the Company Securityholders.

1.3 “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

Annex A-2

1.4 “Aggregate Investment Amount” means the aggregate amount of immediately available funds contained in the Trust Account (net of any Purchaser Redemption Amount) immediately prior to the Closing (but prior to the payment of any expenses of Purchaser).

1.5 “Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, foreign, Federal, state, or local.

1.6 “Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or controlled by a Person in which a Person’s assets, the business or its transactions are otherwise reflected, other than stock books and minute books.

1.7 “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York and Fort Lauderdale, Florida are authorized to close for business.

1.8 “Closing” has the meaning set forth in Section 2.6.

1.9 “Closing Consideration Conversion Ratio” shall mean a number of shares of Purchaser Common Stock equal to the quotient obtained by dividing (a) the Purchaser Merger Shares; by (b) the number of Company Securities, on a fully diluted, fully exchanged and converted basis, in each case, as listed on Schedule 1.19 and excluding any Company Securities which may be held at Closing by New Investors.

1.10 “Closing Holdback Shares” means an aggregate of 1,000,000 Purchaser Merger Shares which shall be withheld at Closing from the total number of the Purchaser Merger Shares issuable to the Company Securityholders, excluding any New Investors, upon satisfaction of the conditions set forth in Section 3.1(b) below.

1.11 “Closing Net Debt” means the aggregate amount of the Indebtedness of each of the members of the Company Group as of the Closing Date.

1.12 “COBRA” means collectively, the requirements of Sections 601 through 606 of ERISA and Section 4980B of the Code.

1.13 “Code” means the Internal Revenue Code of 1986, as amended.

1.14 “Company Capital Stock” has the meaning set forth in Section 4.5.

1.15 “Company Notes” means the (i) issued and outstanding 10% convertible promissory notes payable by the Company in the principal amount of no more than $5,000,000 offered and sold by the Company pursuant to Company PPM no later than 45 days following the date hereof, and (ii) the issued and outstanding promissory notes in the principal amount of $2,442,875 assumed by the Company in connection with the acquisition of certain assets of Clinigence Health.

1.16 “Company Options” means all of the issued and outstanding options to acquire shares of Common Stock of the Company, all of which are listed on Schedule 1.19 hereto, all of which shall be exchanged into options to acquire shares of Purchaser Common Stock, subject to the same terms and conditions applicable to such options as of the date hereof (except for the lockup restrictions under Section 7.4 hereof) reflective of the Closing Consideration Conversion Ratio.

1.17 “Company PPM” means the Company’s Private Placement Memorandum dated as of June 10, 2020 providing for the offer and sale of 10% convertible promissory notes payable by the Company in the principal amount of not more than $5,000,000 and warrants to purchase shares of the Company’s Shares.

1.18 “Company Securities” means the Company Shares, Preferred A Shares, Preferred C Shares, Preferred D Shares, Preferred E Shares, Company Notes, Company Options and Company Warrants, all as described on Schedule 1.19 annexed hereto and excluding any Company Securities held at Closing by New Investors.

1.19 “Company Securityholder” means each Person who holds Company Securities or has the right to acquire Company Securities immediately prior to the Effective Time and the list of the existing Company Securityholders as of the date of this Agreement appears as Schedule 1.19 annexed hereto.

Annex A-3

1.20 “Company Shares” means the Company’s shares of common stock, par value $0.01 each.

1.21 “Company Warrant” means the warrants to acquire any shares of Company Shares all of which are listed on Schedule 1.19 hereto, all of which shall be exchanged into warrants to acquire shares of Purchaser Common Stock, subject to the same terms and conditions applicable to such options as of the date hereof (except for the lockup restrictions under Section 7.4 hereof), reflective of the Closing Consideration Conversion Ratio.

1.22 “Contracts” means the Leases and all other contracts, agreements, leases (including equipment leases, car leases and capital leases), licenses, Permits, commitments, client contracts, statements of work (SOWs), sales and purchase orders and similar instruments, oral or written, to which any member of the Company Group is a party or by which any of its respective assets are bound.

1.23 “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing, a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

1.24. “DGCL” means the Delaware General Business Corporation Law.

1.25 “Environmental Laws” shall mean all Laws that prohibit, regulate or control any Hazardous Material or any Hazardous Material Activity, including, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act and the Clean Water Act.

1.26 “Equity Award” means the stock options and rights and restricted stock units to acquire shares of the Company’s common stock which options are outstanding as of the date of this Agreement.

1.27 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

1.28 “Escrow Agent” means Continental Stock Transfer & Trust Company which shall serve as escrow agent with respect to Indemnification Escrow Agreement.

1.29 “Escrow Participant” means each Company Securityholder other than a New Investor, who holds Escrow Participant Company Securities or is entitled to receive Purchaser Merger Shares as of the Closing Date, in each case, that are vested as of immediately prior to the Effective Time and including, without limitation, shares issuable in connection with the conversion of exercise of outstanding Company Securities.

1.30 “Escrow Pro Rata Portion” shall mean, with respect to each Escrow Participant, an amount equal to the quotient (expressed as a percentage) obtained by dividing: (a) the number of shares of vested Company Capital Stock held by such Escrow Participant as of immediately prior to the Effective Time (on an as converted to Company Shares basis assuming the exercise or conversion of all Escrow Participant Company Securities held by such Escrow Participant); by (b) the total number of vested shares of Company Capital Stock held by all Escrow Participants as of immediately prior to the Effective Time (on an as converted to Company Shares assuming the exercise or conversion of all Escrow Participant Company Securities held by such Escrow Participant).

1.31 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.32 “Hazardous Material” shall mean any material, emission, chemical, substance or waste that has been designated by any Authority to be radioactive, toxic, hazardous, a pollutant or a contaminant.

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1.33 “Hazardous Material Activity” shall mean the transportation, transfer, recycling, storage, use, treatment, manufacture, removal, remediation, release, exposure of others to, sale, labeling, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including, any required labeling, payment of waste fees or charges (including so-called e-waste fees) and compliance with any recycling, product take-back or product content requirements.

1.34. “New Investor” means any Person who: (i) after the date of this Agreement and prior to Closing (excluding the issuance of the Company Notes issue in connection with the Company PPM) becomes a holder of Company Securities which Company Securities are not issued and outstanding as of the date of this Agreement and described on Schedule 1.19: and (ii) has entered into a valid and binding securities purchase agreement or similar agreement or contract to purchase Company Securities on terms acceptable to the Company and the Purchaser: and (iii) which agreements provide that the proceeds of such subscription are to be substantially utilized to pay Company Indebtedness or provide capital to the Company and Purchaser.

1.35 “Indemnification Escrow Agreement” means an agreement in substantially the form attached hereto as Exhibit B, between the Shareholders’ Representative, the Escrow Agent and the Purchaser with respect to the Escrow Shares to reflect the terms set forth in Article X Section 11.3.

1.36 “Indemnification Escrow Shares” means a number of shares of Purchaser Common Stock equal to: (a) five (5%) percent multiplied by (b) the number shares of Purchaser Merger Shares otherwise issuable to Company Securityholders at Closing, other than those issuable to New Investors, pursuant Section 3.1(a) and which shall serve to satisfy the indemnification obligations of the Escrow Participant to the Purchaser pursuant to Article X.

1.37 “IPO” means the initial public offering of Purchaser pursuant to a prospectus dated November 18, 2019 as filed under the Securities Act.

1.38 “Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money under credit and debt facilities, or with respect to deposits or advances of any kind (including amounts by reason of overdrafts and amounts owed by reason of letter of credit reimbursement agreements), including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to creditors for goods and services incurred in the ordinary course of business) including without limitation initial purchase price and deferred cash purchase price due and payable under the Subsidiary Acquisition Agreements, (e) all indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all guarantees by such Person, (g) all liability of such Person with respect to any hedging obligations, including interest rate or currency exchange swaps, collars, caps or similar hedging obligations, and (i) any agreement to incur any of the same. For informational purposes, Indebtedness shall include any loans that are not carried as tangible liabilities on the Financial Statements on a stand-alone basis (whether or not such liabilities are included in the footnotes to the Financial Statements).

1.39 “Intellectual Property Right” means any trademark, service mark, registration thereof or application for registration therefor, trade name, license, invention, patent, patent application (if any) trade secret, trade dress, know-how, copyright, copyrightable materials, copyright registration, application for copyright registration (if any), software programs, clinic data analysis technology, data bases, u.r.l.s., and any other type of proprietary intellectual property right, and all embodiments and fixations thereof and related documentation and registrations and all additions, improvements and accessions thereto, and with respect to each of the forgoing items in this definition, which is owned or licensed or filed by any member of the Company Group, or used or held for use in the Business, whether registered or unregistered or domestic or foreign.

1.40 “Inventory” is defined in the UCC.

1.41 “Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.

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1.42 “Leases” means the leases set forth on Schedule 1.41 attached hereto, together with all fixtures and improvements erected on the premises leased thereby.

1.43 “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing.

1.44 “Material Adverse Effect” or “Material Adverse Change” means a material adverse change or a material adverse effect upon the assets, liabilities, financial condition, net worth, management, earnings, cash flows, business, operations or properties of the Company Group and the Business, taken as a whole, provided, however, that “Material Adverse Effect” or “Material Adverse Change” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Company operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Purchaser; (vi) any changes in applicable Laws or accounting rules (including U.S. GAAP) or the enforcement, implementation or interpretation thereof; (vii) the announcement, pendency or completion of the transactions contemplated by this Agreement (provided, that the exception in this subclause (vii) shall not apply to any representation or warranty contained in Sections 4.3, 4.4 or 4.10 or to the determination of whether any inaccuracy in such representations or warranties would reasonably be expected to have a Material Adverse Effect for purposes of Sections 12.2(b)); or (viii) any natural or man-made disaster or acts of God; except, in the case of subclauses (i), (ii), (iv), (vi) and (viii), to the extent such change, event, circumstance or effect has a disproportionate adverse effect on such entity as compared to other Persons engaged in the same industry.

1.45 “Order” means any decree, order, judgment, writ, award, injunction, rule or consent of or by an Authority.

146 “Permitted Liens” means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances disclosed in policies of title insurance which have been made available to Purchaser; (ii) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts (A) that are not delinquent, (B) that are not material to the business, operations and financial condition of the Company so encumbered, either individually or in the aggregate, and (C) not resulting from a breach, default or violation by the Company Group of any Contract or Law; (iii) liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings (and for which adequate accruals or reserves have been established on the Financial Statements), and (iv) the Liens set forth on Schedule 4.14(c).

1.47 “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

1.48 “Purchaser Merger Shares” means, an aggregate of 5,000,000 shares of Purchaser Common Stock, issuable to the pre-Closing holders of Company Securities, representing without any duplication (i) shares issuable upon exchange of Company Securities, inclusive of the reservation of shares for the exchange and exercise of the Company Options and Company Warrants (ii) the Holdback Shares; and (iii) the Indemnification Escrow Shares Securities;.

1.49 “Preferred A Shares” means the Company’s Preferred A Shares par value $0.01 each.

1.50 “Preferred C Shares” means the Company’s Preferred C Shares, par value $0.01 each.

1.51 “Preferred D Shares” means the Company’s Preferred D shares, par value $0.01 each.

1.52 “Preferred E Shares” means the Company’s Preferred E shares, par value $0.01 each

1.53 “Purchaser Common Stock” means the common stock of Purchaser, par value $0.00001 per share.

1.54 “Purchaser Private Warrants” means the 2,100,000 warrants issued in private placements at the time of consummation of the Purchaser’s IPO, entitling the holder thereof to purchase one share of Purchaser Common Stock at an exercise price of $11.50 per share.

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1.55 “Purchaser Public Warrants” means one whole warrant that were included in as part of each Purchaser Unit, issued in the Purchaser’s IPO, entitling the holder thereof to purchase one share of Purchaser Common Stock at an exercise price of $11.50 per share.

1.56 “Purchaser Rights” means the rights that were included in as part of each Purchaser Unit issued in the Purchaser’s IPO to purchase 1/10th of a share of Purchaser Common Stock.

1.57 “Purchaser Warrant” shall mean each Purchaser Private Warrant and Purchaser Public Warrant.

1.58 “Purchaser Unit” means a unit of the Purchaser issued in the Purchaser’s IPO comprised of (a) one share of Purchaser Common Stock and (b) one warrant to purchase one share of Purchaser Common Stock at an exercise price of $11.50 per share and (c) one right to purchase 1/10th of a share of Purchaser Common Stock.

1.59 “Real Property” means, collectively, all real properties and interests therein (including the right to use), together with all buildings, fixtures, trade fixtures, plant and other improvements located thereon or attached thereto; all rights arising out of use thereof (including air, water, oil and mineral rights); and all subleases, franchises, licenses, permits, easements and rights-of-way which are appurtenant thereto.

1.60 “Reference Time” means the close of business of the Company on the business day immediately prior to the Closing Date (but without giving effect to the transactions contemplated by this Agreement, including any payments by Purchaser hereunder to occur at the Closing, but treating any obligations in respect of Indebtedness or other liabilities that are contingent upon the consummation of the Closing as currently due and owing without contingency as of such time).

1.61 “Registration Rights Agreement” means the agreement, in substantially the form attached hereto as Exhibit A, governing the resale pursuant to a registration statement to be filed under the Securities Act of all shares of Purchaser Common Stock issuable to the Company’s Shareholders pursuant to this Agreement.

1.62 “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

1.63 “SEC” means the United States’ Securities and Exchange Commission.

1.64 “Securities Act” means the Securities Act of 1933, as amended.

1.65 “Shareholder” means each Person who holds shares of Company Capital Stock immediately prior to the Effective Time.

1.66 “Subsidiary” means each entity of which at least fifty percent (50%) of the capital stock or other equity or voting securities are, as of the date of this Agreement and required to be under the conditions to Closing as set forth under Article IX hereof, as of the Closing, Controlled or owned, directly or indirectly, by the Company, which for the avoidance of doubt shall include any variable interest entity through which all or a portion of the Business is conducted. With respect to the Company, its direct and indirect subsidiaries as of the date of this Agreement and Closing are listed on Schedule 1.66, which Schedule includes a statement setting forth the amount of such direct and indirect equity ownership by the Company.

1.67 “Subsidiary Acquisition Agreements” means the contracts and agreements described on Schedule 7.8 whereby the Company has acquired or shall acquire the Subsidiaries prior to Closing and pursuant to which Indebtedness is due and payable as of the date hereof and as of the Reference Time.

1.68 “Tangible Personal Property” means all tangible personal property and interests therein, including machinery, computers and accessories, furniture, office equipment, communications equipment, automobiles, laboratory equipment and other equipment owned or leased by the Company Group and other tangible property, including the items listed on Schedule 4.14(a).

1.69 “Tax(es)” means any federal, state, local or foreign tax, charge, fee, levy, custom, duty, deficiency, or other assessment of any kind or nature imposed by any Taxing Authority (including any income (net or gross), gross receipts, profits, windfall profit, sales, use, goods and services, ad valorem, franchise, license, withholding, employment, social security, workers compensation, unemployment compensation, employment, payroll, transfer, excise, import, real property, personal property, intangible property, occupancy, recording, minimum, alternative minimum, environmental), together with any interest, penalty, additions to tax or additional amount imposed with respect thereto.

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1.70 “Taxing Authority” means the Internal Revenue Service and any other Authority responsible for the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

1.71 “Tax Return” means any return, information return, declaration, claim for refund or credit, report or any similar statement, and any amendment thereto, including any attached schedule and supporting information, whether on a separate, consolidated, combined, unitary or other basis, that is filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or payment of a Tax or the administration of any Law relating to any Tax.

1.72 “UCC” means the Uniform Commercial Code of the State of Delaware, or any corresponding or succeeding provisions of Laws of the State of Delaware, or any corresponding or succeeding provisions of Laws, in each case as the same may have been and hereafter may be adopted, supplemented, modified, amended, restated or replaced from time to time.

1.73 “Unaudited Financial Statements” means the unaudited financial statements of the Company Group for the six months period ended June 30, 2020, prepared in accordance with U.S. GAAP and the rules and regulations of the SEC.

1.74 “U.S. GAAP” means U.S. generally accepted accounting principles, consistently applied.

ARTICLE II
MERGER

2.1 Merger At the Effective Time, in accordance with Section 251 of the DGCL, the Merger Sub shall be merged with and into AHA and the separate corporate existence of Merger Sub shall cease and AHA shall be the surviving corporation. The Company Securities held by or beneficially owned by, the Company Securityholders, exclusive of any securities held by New Investors but inclusive of any holders of Company Options or Company Warrants to be exchanged pursuant to Section 3.1(e) below shall thereafter represent an aggregate of 5,000,000 shares of Purchaser Merger Shares, and such Purchaser Merger Shares shall be issued pro rata to the Company Securityholders based upon their holdings as set forth on Schedule 1.19. As a result of the Merger, AHA shall (a) become a wholly- owned subsidiary of Purchaser, and continue to be governed by the Laws of the State of Delaware and (b) the Subsidiaries of AHA shall thereafter be indirect subsidiaries of Purchaser.

2.2 Merger Effective Date. The parties hereto shall, in coordination with each other, inform the Secretary of State of under the DGCL that all conditions to the Merger of the Merger Sub with and into the Company under DGCL and this Agreement have been satisfied and completed (together with any other documentation required to be submitted to the Delaware Secretary of State, whether under this Agreement or the Merger Proposal (the “Certificate of Merger”), by the Delaware Secretary of State or otherwise) and setting forth the proposed date for the date of effectiveness of the Merger on which the Delaware Secretary of State is requested to issue a certificate evidencing the Merger in accordance with Section 251 of the DGCL. The Merger shall become effective upon the date set forth in the Certificate of Merger in accordance with Section 251 of the DGCL(the time at which the Merger becomes effective is referred to herein as the “Effective Time”). For the avoidance of doubt, the parties intend that the Merger shall be declared effective and that the issuance by the Delaware Secretary of State of a Certificate of Merger shall both occur on, or as soon as practically possible before, the Closing Date (as defined below).

2.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Company and Merger Sub shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of the Surviving Corporation, which shall include the assumption by the Surviving Corporation of any and all agreements, covenants, duties and obligations of the Company and the Merger Sub set forth in this Agreement to be performed after the Closing. The Merger Sub shall be merged with and into AHA, and the separate corporate existence of the Merger Sub will cease, and AHA will thereafter be a wholly owned subsidiary of the Purchaser, all as provided under the DGCL and the provisions of this Agreement. For the avoidance of doubt, (i) the Purchaser Common Stock, Purchaser Warrants, Purchaser Rights and Purchaser Private Warrants shall survive the Merger and remain in effect without any change to their existing terms and (ii) all issued and outstanding Company Securities shall be terminated and converted and represent the right to receive Purchaser Merger Shares pursuant to Section 3.1(b) or (d) below.

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2.4 U.S. Tax Treatment. For U.S. federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368(a)(1)(B) of the Code. The parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Section 368(a)(2)(E) of the United States Treasury Regulations. The parties to this Agreement hereby agree to (i) file and retain such information as shall be required under Section 1.368-3 of the United States Treasury regulations, and (ii) all Tax and other informational returns on a basis consistent with such characterization. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, the parties acknowledge and agree that no party is making any representation or warranty as to the qualification of the Merger as a reorganization under Section 368 of the Code or as to the effect, if any, that any transaction consummated on, after or prior to the Effective Time has or may have on any such reorganization status. Each of the parties acknowledge and agree that each such party and each of the Shareholders of the Company (x) has had the opportunity to obtain independent legal and tax advice with respect to the transactions contemplated by this Agreement, and (y) is responsible for paying its own Taxes, including any adverse Tax consequences that may result if the Merger is determined not to qualify as a reorganization under Section 368 of the Code.

2.5 Certificate of Incorporation and Bylaws of Surviving Corporation. At the Effective Time, the certificate of incorporation of AHA as in effect immediately prior to the Effective Time, shall cease to have effect and the certificate of incorporation of the Merger Sub (as amended, the “Charter Documents”), as in effect immediately prior to the Effective Time, shall be the Charter Documents of the Surviving Corporation, except that the name of the Surviving Corporation shall remain as Accountable Healthcare America, Inc. At the Effective Time, and without any further action on the part of the Company or Merger Sub, the bylaws of the Merger Sub shall be the bylaws of the Surviving Corporation, except that the bylaws of the Surviving Corporation shall be amended to reflect the intended name of the Company Accountable Healthcare America, Inc.).

2.6 Closing; Effective Time. Unless this Agreement is earlier terminated in accordance with Article XII, the closing of the Merger (the “Closing”) shall take place at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, New York 10006 at 10:00 a.m. local time, on the third (3rd) Business Day after the satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in Article IX or at such other time, date and location as the Purchaser and Company agree in writing. The parties may participate in the Closing via electronic means. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date”.

2.7 Board of Directors of Purchaser. Immediately after the Closing, the Purchaser’s board of directors will consist of five (5) directors. Initially and effective at Closing, the Purchaser shall have the right to appoint one member and the Shareholders of the Company shall have the right to appoint up to four (4) members. The board of directors of Purchaser and AHA effective at closing shall be comprised of the persons whose names appear on Schedule 2.7 annexed hereto Notwithstanding anything to the contrary, the Company and Purchaser acknowledge and agree that the Board of Directors of Purchaser (and each committee of the Board of Directors when required) shall include (i) a majority of “independent directors” as determined in accordance with the rules of the Nasdaq Stock Market Inc. (“Nasdaq”) and (ii) at least one financial expert as determined in accordance with the rules of Nasdaq and the SEC.

2.8 Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of the Company and the Merger Sub, the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of the Company and the Merger Sub, to take all lawful action necessary or desirable to accomplish such purpose or acts, so long as such action is not inconsistent with this Agreement.

2.9 No Further Ownership Rights in Company Capital Stock and Company Securities. At the Effective Time, the register of stockholders of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Securities on the records of the Company. From and after the Effective Time, the holders of certificates evidencing ownership of Company Securities of any kind or nature outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Company Securities or Company Capital Stock, except as otherwise provided for herein or by Law.

2.10 Rights Not Transferable. The rights of the holders of Company Capital Stock as of immediately prior to the Effective Time are personal to each such holder and shall not be assignable or otherwise transferable for any reason (except by will or by the operation of the laws of descent after the death of a natural holder thereof). Any attempted transfer of such right by any holder thereof (otherwise than as permitted by the immediately preceding sentence) shall be null and void.

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ARTICLE III
EXCHANGE CONSIDERATION; MONETARY DEPOSIT

3.1(a) Exchange Consideration.

(i) Subject to and upon the terms and conditions contained in this Agreement, the Purchaser shall issue an aggregate of 5,000,000 Purchaser Merger Shares to the holders of Company Capital Stock as of the Effective Time, exclusive of Company Securities which may be held by New Investors, in full payment for the Company Capital Stock (subject to the provisions for the Closing Holdback Shares pursuant to Section 3.1(b) below and the Indemnification Escrow Shares pursuant to Section 3.1(i) below) of which (A) 4,050,554 Purchaser Merger Shares shall be issued in exchange for Company Securities other than Company Options and Company Warrants and (B) 338,046 Purchaser Merger Shares shall be reserved for the Company Options and Company Warrants exchanged pursuant to Section 3.1(d) below.

(ii) Closing Statement. Not later than five (5) Business Days prior to the Closing Date, the Company shall deliver to Purchaser a statement certified by the Company’s chief executive officer and chief financial officer (the “Estimated Closing Statement”) setting forth (a) an estimated consolidated balance sheet of the Company Group as of the Reference Time, prepared in good faith and in accordance with the GAAP, and (b) a good faith calculation of the Company’s estimate of the Closing Net Debt as of the Reference Time and along with reasonably detailed calculations, which Estimated Closing Statement shall be subject to the review and approval by Purchaser. Promptly after delivering the Estimated Closing Statement to Purchaser, the Chief Executive Officer and Chief Financial Officer of the Company will meet with Purchaser to review and discuss the Estimated Closing Statement and the Company will consider in good faith Purchaser’s comments to the Estimated Closing Statement and make applicable adjustments to the Estimated Closing Statement, subject to review and approval by Purchaser and the Company prior to the Closing. The adjusted Closing Statement (“Final Closing Statement”) shall thereafter be deemed the final Closing Statement for all purposes of this Agreement. The Final Closing Statement and the determinations contained therein shall be prepared in accordance with the U.S. GAAP and otherwise in accordance with this Agreement. The Final Closing Statement will also include (i) with respect to any Closing Net Debt, the amount owed to each creditor of any of the members of the Company Group and, the payoff amount to be satisfied at the Closing, payment instructions, together with payoff and lien release letters from each Company Group creditors in form and substance reasonably acceptable to Purchaser, and (ii) Transaction Expenses, the amount owed to each payee thereof and payment instructions therefor.

(b) Issuance of Closing Holdback Shares. (i) At Closing, all of the Closing Holdback Shares shall be deducted by the Purchaser from the total number of the Purchaser Merger Shares issuable to the Shareholders of the Company Capital Stock under Section 3.1(a) hereof, and shall be withheld in escrow (or a reserve established with the Purchaser’s stock transfer agent) for a period of 12 months (“Holdback Period”) following the Closing Date of the Merger, provided that the Closing Holdback Shares shall be released and distributed to the Company Securityholders on record as of the Closing Date (excluding any Company Securities held by New Investors), on a pro rata basis, as follows:

(i) If (A) the closing price of a share of Purchaser Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30 trading day period immediately following the Closing of the Merger but prior to the first anniversary of the Closing of the Merger, or (B) the Company Group achieves $17,500,000 or more of earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the fiscal year ending December 31, 2020; provided that, however, any Closing Holdback Shares not released by the end of the Holdback Period shall be forfeited immediately.

(ii) The determination of whether or not the Company has achieved the requisite EDBITA shall be made by the Audit Committee of the Board of Directors of the Company no later than the date which is 100 days after the end of the December 31, 2020 fiscal year end. The Audit Committee shall make such determination in accordance with usual and customary accounting standards with the assistance of the Purchaser’s Chief Financial Officer and other experts and consultants as the deem necessary, and in accordance with the historical accounting policies of the members of the Company Group. Any EBITDA determination shall not

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include the results of any acquisition of assets (whether by purchase of any business or entity or assets) or any related transaction expenses by the Company Group which may occur after Closing. The Audit Committee shall report its determination to the Board of Directors of the Purchaser and the Shareholder Representative promptly following its determination.

(iii) Following the Closing and during the Holdback Period any changes to the operations, organization, personnel, accounting practices and other aspects of the business of the Company Group, including actions that may have an impact on the determination of the EBITDA thresholds in Section 3.1(b)(ii)(B) above shall be subject to review and approval by the Audit Committee of the Purchaser’s Board of Directors, and the Company securityholders will not have any right to claim the loss of all or any portion of any additional Purchaser Merger Shares or other damages as a result of such decisions. Notwithstanding the forgoing, Purchaser shall not, and shall cause it Subsidiaries not to, take any action, or omit to take any action that is primarily in bad faith and designed for, or has the primary purpose of, avoiding, reducing or preventing the achievement or attainment of the EBITDA threshold.

(iv) The Purchaser shall issue written instructions to its transfer agent to release or cause to be issued and distributed any Holdback Shares within ten (10) business days following the date on which the Audit Committee of the Board of Directors of Purchaser has delivered its written determination that the threshold conditions of either Section 3.1(b) (ii)(A) or (B) above have been satisfied.

(c) Conversion of Company Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Purchaser, Merger Sub, the Company or the Company Securityholders, each share of Company Capital Stock and any rights to acquire Company Capital Stock issued and outstanding immediately prior to the Effective Time shall be canceled and automatically converted into the right to receive, without interest, a number of shares of Purchaser Merger Shares equal to the Closing Consideration Conversion Ratio as set forth on Schedule 3.1(c), in each case, subject to Section 3.1(d), 3.1 and Section 10.3 below.

(d) Treatment of Company Options and Company Warrants. Prior to the Effective Time, the board of directors of the Company and Purchaser, (or if appropriate, any duly authorized committee thereof) shall, as applicable, take all corporate actions necessary, including adopting appropriate resolutions and obtaining consents of option-holders if required, to provide that, prior to the Effective Time, each outstanding Company Option or Company Warrant, whether vested or unvested, shall be either (i) converted into Company Shares or (ii) cancelled and terminated, and shall be of no further full force and effect as of the Effective Time.If a Company Option or a Company Warrant is converted and exchanged into a option or warrant to purchase Purchaser’s Common Stock, such conversion or exchange of either a Company Option or Company Warrant shall be (i) subject to the same terms and conditions applicable to such options or warrants as of the date hereof (except for the addition of the lock-up restrictions under Section 7.4 hereof) and (ii) adjusted to reflect, for the exercise price and number of shares underlying each Company Option or Company Warrant, the Closing Consideration Conversion Ratio as set forth on Schedule 1.19. Further, any fractional shares will be rounded down to the nearest whole number of shares of Purchaser Common Stock.

(e) Treatment of Preferred Stock. Prior to the Effective Time, the Company, Merger Sub and the Purchaser (or if appropriate, any duly authorized committee thereof) shall, as applicable, take all corporate actions necessary, including adopting appropriate resolutions and obtaining consents of holders of Company preferred stock if required, to provide that, prior to the Effective Time, each outstanding shares of Company Preferred Stock shall be exercised or converted into Company Common Stock or terminated, and shall of no further full force and effect as of the Effective TimeAny fractional share will be rounded down to the nearest whole number of shares of Purchaser Common Stock.

(f) Conversion of Shares of Merger Sub. Each share of Merger Sub that is issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without further action on the part of the shareholders of Merger Sub, be converted into and become shares of the Surviving Corporation and Purchaser shall be the sole stockholder of the Surviving Corporation.

(g) Treatment of Company Securities Owned by the Company. At the Effective Time, all Company Securities that are owned by the Company as treasury shares immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

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(h) No Liability. Notwithstanding anything to the contrary in this Section 3.1, no party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(i) Indemnification Escrow Shares. Notwithstanding anything to the contrary in the other provisions of this Section 3.1, Purchaser shall withhold from the shares of Purchaser Merger Shares otherwise issuable to an Escrow Participant pursuant to Section 3.1(a) or (b) a number of shares of Purchaser Common Stock equal to: (i) the Escrow Shares; multiplied by (b) such Escrow Participant’s Escrow Pro Rata Portion, in each case, as set forth on Schedule 1.19.

(j) Ownership of Company Securities. No later than ten (10) days prior to the Closing Date, the Company shall deliver to Purchaser a final Schedule 1.19, which shall set forth, as of the immediately prior to the Effective Time, the following information: (i) the name of each Company Securityholder, (ii) the number and kind of each Company Security held by each Company Securityholder, including, if applicable, the number of Company Shares issuable upon exercise or conversion of such Company Security and the exercise price per share for such Company Security, (iii) the vesting arrangements with respect to each Company Security held by such Company Securityholder (including the vesting schedule, vesting commencement date, date fully vested and the extent to which such Company Security is vested as of the Closing), (iv) the total number of shares of Purchaser Common Stock issuable pursuant to Section 3.1(a) in respect of each Company Security held by such Company Securityholder; (v) the total number of shares of Purchaser Common Stock issuable upon exercise or conversion of each Company Security held by such Company Securityholder following the assumption by Purchaser of such Company Security pursuant to Section 3.1(d) and the respective exercise price per share applicable to such Company Security following such assumption; (vi) the number of Indemnification Escrow Shares deposited into the Escrow Account on behalf of such Company Securityholder pursuant to Section 3.1(i) and Section 10.3; and (vii) such Company Securityholder’s pro rata portion of the Closing Holdback Shares pursuant to Section 3.1(b).

3.2 Surrender of Company Securities; Issuance of Closing Purchaser Merger Shares.

(a) Surrender of Certificates. All Purchaser Merger Shares issued upon the surrender of Company Securities in accordance with the terms hereof, shall be deemed to have been issued in full satisfaction of all rights pertaining to such Company Securities.

(b) Lost or Destroyed Certificates. In the event any certificates representing Company Securities shall have been lost, stolen or destroyed, the Purchaser shall issue in exchange for such lost, stolen or destroyed certificates or securities, as the case may be, upon the making of an affidavit of that fact by the holder thereof (without the requirement to post a bond), such securities, as may be required pursuant to this Section 3.2 and Section 10.3.

(c) No certificates or scrip representing fractional shares of Purchaser Merger Share will be issued pursuant to the Merger, including with respect to any release of the Escrow Shares pursuant to Section 3.1(i) and the Indemnification Escrow Agreement and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of the Purchaser. All fractional shares of Purchaser Merger Shares will be rounded down to the nearest whole share of Purchaser Common Stock.

(d) Legend. Each certificate representing shares of Purchaser Merger Share issued pursuant to this Agreement shall bear the legend set forth below, or legend substantially equivalent thereto, together with any other legends that may be required by any securities Laws at the time of the issuance of the Purchaser Common Stock:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT AND THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION COVERING SUCH SECURITIES OR (II) THE ISSUER OF THE SHARES OF COMMON STOCK HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT AND SUCH OTHER APPLICABLE LAWS.

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THE SHARES PRESENTED BY THIS CERTIFICATE ARE RESTRICTED AND MAY ONLY BE TRANSFERRED TO QUALIFIED PARTIES APPROVED BY THE COMPANY AND CONTINUE TO BE RESTRICTED POST SUCH APPROVED TRANSFERS. THESE SHARES ARE NOT ELIGIBLE FOR REGISTRATION UNTIL TWELVE (12) MONTHS AFTER THE EFFECTIVE DATE OF THE INIITIAL ISSUANCE DATE ON THIS CERTIFICATE.

3.3 Company Deposit. Simultaneously with execution of this Agreement, AHA shall cause to be deposited with Purchaser in its operating bank account (Purchaser has provided account instructions) by wire transfer of immediately available funds the sum of $575,000 (“Transaction Deposit”) which will be utilized by Purchaser for the purpose of funding one (1) extension of three (3) months of Purchaser’s corporate existence, as set forth in its Certificate of Incorporation, to a date no later than February 21, 2021 provided that this Agreement has not been terminated prior to November 16, 2020 by Purchaser in accordance with Section 12.2(a) below, or subject to the Company’ prior approval for other corporate business of the Purchaser. In the event of termination of this Agreement based upon the reasons stated in the preceding sentence, Purchaser shall have the right, without further action, to retain the full amount of the Company Deposit. In the event that Purchaser is entitled to terminate this Agreement and receive the Break-Up Fee as provided in Section 12.5 below, the amount of the Break-Up Fee payment shall be reduced by the Transaction Deposit paid hereunder.

3.4 Withholding Rights and Tax Rulings. The Company, Purchaser or any Person acting on their behalf (each, a “Payor”), shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted and withheld therefrom under any applicable provision of federal, local or foreign Tax law or under any applicable legal requirements (including, for the avoidance of doubt, the regulation of withholding from assets and services). To the extent such amounts are so deducted and withheld and remitted to the applicable Tax authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid (each, a “Payee”), and the Payor shall promptly provide the applicable Payee with a document evidencing the amount so withheld and remitted to the Tax authority with respect to the payment made to such Payee.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY GROUP AND THE SHAREHOLDERS’ REPRESENTATIVE

Except as set forth in the disclosure schedules delivered by the Company Group to the Purchaser prior to the execution of this Agreement which disclosure Schedules shall be in form and substance reasonably acceptable to Purchaser, each of (i) the Company Group and (ii) the Shareholders’ Representative on behalf of the Company Shareholders hereby represents and warrants to Purchaser and Merger Sub that each of the following representations and warranties are true, correct and complete as of the date of this Agreement and as of the Closing Date.

4.1 Corporate Existence and Power. The Company is a company duly incorporated, validly existing under the Laws of the State of Delaware. The Company has all power and authority, corporate and otherwise, and all governmental licenses, franchises, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business as presently conducted and as proposed to be conducted, except where the failure to have any license, franchise, permits, authorizations, permits, authorizations consents and approvals, would not have a Material Adverse Effect.. The Company has the corporate power and authority to own or lease all of its properties and assets and to carry on its Business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the its properties and owned or leased by it or the operation of its Business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. The Company and its Subsidiaries have offices located only at the addresses set forth on Schedule 4.1.

4.2 Authorization. The execution, delivery and performance by the Company of this Agreement and the Additional Agreements and the consummation by the Company of the transactions contemplated hereby and thereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes, and, upon their execution and delivery, each of the Additional Agreements will constitute, a valid and legally binding agreement of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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The Company Board of Directors, by resolutions duly adopted (and not thereafter modified or rescinded) by the unanimous vote of the Company Board of Directors, has (i) approved this Agreement and the other Transactions and determined that this Agreement and the Transactions, upon the terms and subject to the conditions set forth herein, advisable, fair to and in the best interests of the Company and the Company Shareholders, (ii) approved this Agreement in accordance with the provisions of DGCL and the Charter Documents and (iii) directed that the adoption of this Agreement be submitted to the Company Shareholders for consideration and unanimously recommended that all of the Company Shareholders adopt this Agreement. The affirmative vote of more than fifty percent (50%) of the voting power of the Shareholders who are present in person or by proxy at such meeting and voting thereon or participated by written consent shall be required by the Company to approve the transactions contemplated by this Agreement by the Shareholders (the “Company Shareholder Approval”). The Company has duly obtained the Company Shareholder Approval for this Agreement and the transactions contemplated hereby in accordance with the provisions of DGCL and the Charter Documents

4.3 Governmental Authorization. Except for the approvals listed on Schedule 4.3, neither the execution, delivery nor performance by the Company of this Agreement or any Additional Agreements requires any consent, approval, license, order or other action by or in respect of, or registration, declaration or filing with, any Authority as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Governmental Approval”).

4.4 Non-Contravention. None of the execution, delivery or performance by the Company of this Agreement or any Additional Agreements does or will (a) contravene or conflict with the organizational or constitutive documents of any member of the Company Group, (b) contravene or conflict with or constitute a violation of any provision of any Law or Order binding upon or applicable to the Company Group, (c) except for the Contracts listed on Schedule 4.16(a) requiring Company Consents (but only as to the need to obtain such Company Consents), constitute a default under or breach of (with or without the giving of notice or the passage of time or both) or violate or give rise to any right of termination, cancellation, amendment or acceleration of any right or obligation of the Company Group or require any payment or reimbursement or to a loss of any material benefit relating to the Business to which the Company Group are entitled under any provision of any Permit, Contract or other instrument or obligations binding upon the Company Group or by which any of the Company Capital Stock or any of the Company Group’s assets is or may be bound or any Permit, (d) result in the creation or imposition of any Lien on any of the Company Capital Stock, (e) cause a loss of any material benefit relating to the Business to which the Company Group are entitled under any provision of any Permit or Contract binding upon the Company Group, (f) result in the creation or imposition of any Lien (except for Permitted Liens) on any of the Company Group’s assets, or (g) require any consent, approval or waiver from any Person pursuant to any provision of the Charter Documents, except for such consent, approval or waiver which shall be obtained prior to the Closing.

4.5 Capitalization. The Company’s authorized and issued equity and debt capital is described on Schedule 4.5 annexed hereto. Such equity and debt securities are sometimes referred to as “Company Capital Stock”.

(a) No Company Capital Stock is held in its treasury. All of the issued and outstanding Company Capital Stock has been duly authorized and validly issued, is fully paid and non-assessable and has not been issued in violation of any preemptive or similar rights of any Person. All of the issued and outstanding Company Capital Stock is owned of record and, to the Company’s knowledge, beneficially by the Company Securityholders as set forth on Schedule 1.19, free and clear of all Liens (other than usual and customary federal and state securities laws regarding the transfer of unregistered securities). Except as set forth on Schedule 1.19, no outstanding Company Capital Stock is subject to any right of first refusal, right of first offer, preemptive right or similar restriction. The only shares of Company Capital Stock that will be outstanding after Closing will be the Company Capital Stock owned by the Purchaser following the consummation of the Merger. No other class of shares of the Company is authorized or outstanding. Except as set forth in Schedule 1.19, there are no: (a) outstanding subscriptions, options, warrants, rights (including “phantom share rights”), calls, commitments, understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any shares of the Company, or (b) agreements with respect to any of the Company Capital Stock, including any voting trust, other voting agreement or proxy agreements, put or redemption rights with respect thereto.

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(b) No later than five (5) business days prior to Closing, the Company shall provide to Purchaser an updated Schedule 1.19 and Schedule 4.5 to reflect any and all changes thereto. Nothing contained in this Section 4.5(h) or in the updated schedules delivered pursuant hereto shall be construed or deemed to: (i) modify the Company’s obligations to obtain Purchaser’s prior consent to the issuance of any securities representing Company Capital stock pursuant to Section 6.1 (xviii) below; or (ii) alter or amend the total aggregate number of Purchaser Merger Shares issuable to the Company Securityholders pursuant to Section 3.1(a); or (iii) alter or amend the Closing Consideration Conversion Ratio.

(c) [reserved]

(d) Except as set forth on Schedule 4.5(d), no employee of the Company or other Person has received an offer letter or other Contract which is still outstanding that contemplates a grant of, or right to purchase or receive: (i) Company Options or Company Warrants or (ii) any other securities of the Company, that in each case, have not been issued or granted as of the date of this Agreement.

4.6 Charter Documents. Copies of the Charter Documents have heretofore been made available to Purchaser, and such copies are each true and complete copies of such instruments as amended and in effect on the date hereof. The Company has not taken any action in violation or derogation of its Charter Documents.

4.7 Corporate Records. All proceedings occurring since the date of incorporation of the Company of the board of directors of the Company, including all committees thereof, and of the Company Shareholders, and all consents to actions taken thereby, are accurately reflected, in all material respects, in the minutes and records contained in the corporate minute books of the Company and made available to the Purchaser. The stock register of shareholders of every class of Company Securities of the Company is complete and accurate.

4.8 Assumed Names. Schedule 4.8 is a complete and correct list of all assumed or “doing business as” names currently or, within five (5) years of the date of this Agreement used by the Company Group, including names on any websites. Since January 1, 2017 none of the members of the Company Group has used any name other than the names listed on Schedule 4.8 to conduct the Business. The Company Group has filed appropriate “doing business as” certificates in all applicable jurisdictions with respect to itself.

4.9 Subsidiaries. Except as set forth on Schedule 4.9, the Company owns or will own prior to the Effective Time any and all of the equity interests of each of the Subsidiaries (including ACMG, HP, Jupiter, PCA and AHA Analytics) set forth on Schedule 4.9, free and clear of all Liens. Each Subsidiary is duly organized and validly existing under the Laws of the State of its incorporation or formation and each Subsidiary is or will be at Closing, wholly-owned by the Company. The Company is not a participant in any joint venture, partnership, or similar arrangement. The share capital of each Subsidiary is fully paid-up. Except for the Subsidiaries set forth on Schedule 4.9, the Company (i) does not own or Control, directly or indirectly, any ownership, equity, profits or voting interest in any Person or has any agreement or commitment to purchase any such interest, and (ii) has not agreed and is not obligated to make, nor is bound by any Contract under which it may become obligated to make, any future investment (in the form of a loan, capital contribution or otherwise) in any other Person. The Company has delivered to Purchaser a true and correct and complete copy of each and every agreement and contract to acquire any Person. On or before the Closing Date, any Person set forth on Schedule 4.9 shall be wholly-owned as of such date and there shall be not be outstanding any rights or options of any kind or nature held by any Person other than Purchaser to acquire any capital stock or to obtain or share in any profits of the Company or any Subsidiary.

(a) Each Subsidiary has all corporate power and authority, and all governmental licenses, Permits, authorizations, consents and approvals required to own and operate its properties and assets and to carry on the Business as presently conducted and as proposed to be conducted, except where the failure to have any license, franchise, permits, authorizations, permits, authorizations consents and approvals, would not have a Material Adverse Effect. Each Subsidiary is qualified to do business as a foreign entity in any jurisdiction where the character of the property owned or leased by such Subsidiary or the nature of its activities make qualification of such Subsidiary in any such jurisdiction necessary. Each Subsidiary has offices or physical locations located only at the addresses set forth by its name on Schedule 4.9.

(b) No outstanding capital stock or other securities of any Subsidiary is subject to any right of first refusal, right of first offer, preemptive right or similar restriction. Except as set forth on Schedule 4.9(b), there are no: (i) outstanding subscriptions, options, warrants, rights (including “phantom stock rights”), calls, commitments,

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understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any shares of the capital stock or other securities of any Subsidiary, or (ii) agreements with respect to any of the capital stock or other securities of any Subsidiary, including any voting trust, other voting agreement or proxy with respect thereto. Any such subscriptions, options, warrants, rights (including “phantom stock rights”), calls, commitments, understandings, conversion rights, rights of exchange, plans or other agreements of any kind providing for the purchase, issuance or sale of any shares of the capital stock or other securities of any Subsidiary shall be terminated prior to the Closing Date.

(c) Each Subsidiary of the Company has conducted and continues to conduct the Business in any material respect in compliance with all Laws, judgment, order and decree entered by any Authority, domestic or foreign, applicable to such Subsidiary or its Business. Each Subsidiary of the Company is not in any material respect in violation of, has not since January 1, 2017, violated, and to the Company’s best knowledge, has not since January 1, 2017 been threatened in writing to be charged with or given written notice of any violation of, any Law, or judgment, order or decree entered by any Authority, domestic or foreign.

(d) Each Subsidiary of the Company has all Permits necessary to operate its Business, as it is now being conducted, except where the failure to have such Permit would not have a Material Adverse Effect.

4.10 Consents. The Contracts listed on Schedule 4.10 are the only Contracts binding upon the Company Group or by which any of the Company Capital Stock or any of the Company Group’s assets are bound, requiring a consent, approval, authorization, order or other action of or filing with any Person as a result of the execution, delivery and performance of this Agreement or any of the Additional Agreements or the consummation of the transactions contemplated hereby or thereby (each of the foregoing, a “Company Consent”).

4.11 Financial Statements.

(a) Schedule 4.11 includes (i) the audited consolidated financial statements of the Company Group as of and for the fiscal years ended December 31, 2019 and 2018 consisting of the audited consolidated balance sheet as of such date, the audited consolidated income statement for the twelve (12) month period ended on each such date, and the audited consolidated cash flow statement for the twelve (12) month period ended on each such date, and (ii) the reviewed consolidated financial statements of the Company Group as of and for the quarter ended June 30, 2020, consisting of the reviewed consolidated balance sheet as of such date, the reviewed consolidated income statement for the six (6) month period ended on each such date, and the reviewed consolidated cash flow statement for the six (6) month period ended on each such date (collectively, the “Financial Statements” and the audited consolidated balance sheet as of December 31, 2019 (the “Balance Sheet Date”) included therein, the “Balance Sheet”).

(b) The Financial Statements fairly present, in conformity with U.S. GAAP applied on a consistent basis, the financial position of the Company Group as of the dates thereof and the results of operations of the Company Group for the periods reflected therein. The Financial Statements (i) were prepared from the Books and Records of the Company Group; and (ii) were prepared in accordance with U.S. GAAP consistently applied.

(c) Except as: (i) specifically disclosed, reflected or fully reserved against on the Balance Sheet; (ii) liabilities and obligations incurred in the ordinary course of business since the date of the Balance Sheet; (iii) liabilities that are executory obligations arising under Contracts to which any member of the Company Group is a party (none of which results from, arises out of, or relates to any breach or violation of, or default under, a Material Contract or applicable Law); (iv) expenses incurred in connection with the negotiation, execution and performance of this Agreement, any Additional Agreement or any of the transactions contemplated hereby or thereby; (v) liabilities that would not have a Material Adverse Effect; and (vi) liabilities set forth on Schedule 4.11(c), the Company Group does not have any material liabilities, debts or obligations of any nature of the type required to be reflected on a balance sheet in accordance with GAAP.

(d) Schedule 4.11(d) sets forth a list and description (principal amount, interest rate and maturity date) of all Company Notes issued and outstanding as of the date of this Agreement, which Schedule 4.11(d) will be updated by the Company three (3) days prior to Closing and which Company Notes are intended to survive the Closing. Except as set forth on Schedule 4.11(d), the Company Group does not have any Indebtedness. Any and all such Indebtedness shall be repaid in full as of the Closing Date.

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4.12 Books and Records. All Contracts, documents, and other papers or copies thereof delivered to Purchaser by or on behalf of the Company Group are accurate, complete, and authentic.

(a) The Books and Records of each member of the Company Group accurately and fairly, in reasonable detail, reflect the transactions and dispositions of assets of and the providing of services by the Company Group. The Company and each member of the Company Group maintains procedures of internal controls sufficient to provide reasonable assurance that:

(i) transactions are executed only in accordance with the respective management’s authorization;

(ii) all income and expense items are promptly and properly recorded for the relevant periods in accordance with the revenue recognition and expense policies maintained by the Company, as permitted by U.S. GAAP; and

(iii) access to assets is permitted only in accordance with the respective management’s authorization.

(b) All accounts, books and ledgers of each member of the Company Group have been properly and accurately kept and completed in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Except as disclosed on Schedule 5.12(b), no member of the Company Group does not have any records, systems controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any mechanical, electronic or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership (excluding licensed software programs) and direct control of each member of the Company Group and which is not located at the relevant office.

4.13 Absence of Certain Changes. Since the Balance Sheet Date, the Company Group has conducted the Business in the ordinary course consistent with past practices. Without limiting the generality of the foregoing, except as set forth on Schedule 4.13, since the Balance Sheet Date, there has not been:

(a) any Material Adverse Effect;

(b) any material transaction, Contract or other instrument entered into, or commitment made, by the Company Group, or any of the Company Group’s assets (including the acquisition or disposition of any assets) or any relinquishment by the Company Group of any Contract or other material right, in either case other than transactions and commitments in the ordinary course of business consistent in all respects, including kind and amount, with past practices and those contemplated by this Agreement;

(c) (i) any redemption of, declaration, setting aside or payment of any dividend or other distribution with respect to any capital stock or other equity interests in the Company Group; (ii) any issuance by the Company Group of shares of capital stock or other equity interests in the Company Group, or (iii) any repurchase, redemption or other acquisition, or any amendment of any term, by the Company Group of any outstanding shares of capital stock or other equity interests;

(d) any material change in any compensation or benefits arrangement or agreement with any employee, officer, director or shareholder of the Company or the Subsidiary, except for changes or amendments that are expressly provided for in this Agreement;

(e) (i) any creation or other incurrence of any Lien (other than Permitted Liens) on the Company Capital Stock or any other capital stock or securities of the Company Group or on any of the Company Group’s assets, and (ii) any making of any loan, advance or capital contributions to or investment in any Person by the Company Group;

(f) any material personal property damage, destruction or casualty loss or personal injury loss (whether or not covered by insurance) affecting the business or assets of the Company Group;

(g) any material labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company Group, which employees were not subject to a collective bargaining agreement at the Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to any employees of the Company Group;

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(h) any sale, transfer, lease to others or otherwise disposition of any of its assets by the Company Group except for inventory sold in the ordinary course of business consistent with past practices or immaterial amounts of other Tangible Personal Property not required by its business;

(i) any capital expenditure by the Company Group in excess in any fiscal month of an aggregate of $1,000,000 or entering into any lease of capital equipment or property under which the annual lease charges exceed $200,000 in the aggregate by the Company Group;

(j) any institution of litigation, settlement or agreement to settle any litigation, action, proceeding or investigation before any court or governmental body relating to the Company Group or its property or suffering of any actual or threatened litigation, action, proceeding or investigation before any court or governmental body relating to the Company Group or its property;

(k) any waiver by the Company or the Subsidiary of a material right or of a material debt owed to it;

(l) the incurrence of any Indebtedness, or any loan of any monies to any Person or guarantee of any obligations of any Person by the Company Group;

(m) except as required by U.S. GAAP, any change in the accounting methods or practices (including, any change in depreciation or amortization policies or rates) of the Company Group or any revaluation of any of the assets of the Company Group;

(n) except as described on schedule 4.13 (n) any amendment to any member of the Company Group’s organizational documents, or any engagement by the Company Group in any merger, consolidation, reorganization, reclassification, liquidation, dissolution or similar transaction;

(o) any acquisition of assets (other than acquisitions of inventory in the ordinary course of business consistent with past practice) or business of any Person;

(p) any material Tax election made by the Company Group outside of the ordinary course of business consistent with past practice, or any material Tax election changed or revoked by the Company Group; any material claim, notice, audit report or assessment in respect of Taxes settled or compromised by the Company Group; any annual Tax accounting period changed by the Company Group; any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement or closing agreement relating to any Tax entered into by the Company Group; or any right to claim a material Tax refund surrendered by the Company Group; or

(q) any commitment or agreement to do any of the foregoing.

4.14 Properties; Title to the Company’s Assets.

(a) Except as set forth on Schedule 4.14(a), the items of Tangible Personal Property are in good operating condition and repair and function in accordance with their intended uses (ordinary wear and tear excepted) and are suitable for their present uses.

(b) All of the Tangible Personal Property is located at the office of the Company or the offices of a member of the Company Group.

(c) The Company and each member of the Company Group has good and valid title in and to, or in the case of the Leases and the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use, all of their assets reflected on the Balance Sheet. Except as set forth on Schedule 4.14(c), no such asset is subject to any Liens other than Permitted Liens. The Company Group’s assets constitute all of the assets of any kind or description whatsoever, including goodwill, for the Company Group to operate the Business immediately after the Closing in the same manner as the Business is currently being conducted.

4.15 Litigation. Except as set forth on Schedule 4.15, there is no Action pending against, or to the best knowledge of the Company threatened against or affecting, the Company or any Subsidiary, any of its officers or directors in connection with the Business, or any Company Capital Stock or any of the Company’s Group assets or any Contract before any court, Authority or official or which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated hereby or by the Additional Agreements. There are no outstanding judgments, awards, decree, injunction, or order of any Authority outstanding against the Company Group, any

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Subsidiary of the Company or any of its or their assets or properties which would not have Material Adverse Effect on the Company or any Subsidiary of the Company. Neither the Company nor any Subsidiary of the Company is , and has not been in the past three (3) years, subject to any material proceeding with any Authority. Neither the Company nor any of its Subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the preceding sentence that contains any ongoing material obligations, restrictions or liabilities (of any nature).

4.16 Contracts.

(a) Schedule 4.16(a) lists all Contracts, oral or written (collectively, “Material Contracts”) to which, as of the date of this Agreement, any member of the Company Group is a party and which are currently in effect and constitute the following:

(i) all Contracts that require annual payments or expenses incurred by, or annual payments or income to, the Company Group of $100,000 or more (other than standard purchase and sale orders entered into in the ordinary course of business consistent with past practice);

(ii) all sales, advertising, agency, lobbying, broker, sales promotion, market research, marketing or similar contracts and agreements, in each case requiring the payment of any commissions by the Company Group in excess of $100,000 annually;

(iii) all employment Contracts, employee leasing Contracts, and consultant and sales representatives Contracts with any current officer, director, employee or consultant of the Company Group, under which the Company Group (A) has continuing obligations for payment of annual compensation of at least $100,000 (other than arrangements for at-will employment), (B) has severance or post termination obligations to such Person (other than COBRA obligations), or (C) has an obligation to make a payment upon consummation of the transactions contemplated hereby or as a result of a change of control of the Company;

(iv) all Contracts creating a joint venture, strategic alliance, limited liability company and partnership agreements to which the Company Group is a party;

(v) all Contracts relating to any acquisitions or dispositions of any business or material assets by the Company Group (other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice), including, without limitation, the agreements described in Section 7.8 below;

(vi) all Contracts for material licensing agreements, including material Contracts licensing Intellectual Property Rights, other than (a) “shrink wrap” or other licenses for generally commercially available software (including open source software) or hosted services, (b) customer or channel partner Contracts substantially on Company’s standard forms, (c) Contracts with Company’s own employees or contractors substantially on Company’s standard forms, and (d) standard non-disclosure agreements (collectively, and excluding all material transfer and other sample agreements services agreements and scientific advisory board agreements, “Standard Contracts”);

(vii) all Contracts limiting the freedom of the Company Group to compete in any line of business or with any Person or in any geographic area;

(viii) all Contracts relating to patents, trademarks, service marks, trade names, brands, copyrights, trade secrets and other Intellectual Property Rights of the Company Group other than Standard Contracts, material transfer and other sample agreements services agreements and scientific advisory board agreements;

(ix) all Contracts providing for guarantees, indemnification arrangements and other hold harmless arrangements made or provided by the Company Group, including all ongoing agreements for repair, warranty, maintenance, service, indemnification or similar obligations other than Standard Contracts;

(x) all Contracts with or pertaining to the Company Group to which any Affiliate of the Company Group is a party, other than any Contracts relating to such Affiliate’s status as a Company Securityholder;

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(xi) all Contracts relating to property or assets (whether real or personal, tangible or intangible) in which the Company Group holds a leasehold interest (including the Leases) and which involve payments to the lessor thereunder in excess of $100,000 per year;

(xii) all Contracts relating to outstanding Indebtedness or Lien;

(xiii) any Contract relating to the voting or control of the equity interests of the Company Group or the election of directors of the Company Group (other than the organizational documents of the Company Group);

(xiv) any Contract not cancellable by the Company Group with no more than 60 days’ notice if the effect of such cancellation would result in monetary penalty to the Company Group in excess of $100,000 per the terms of such contract;

(xv) any Contract that can be terminated, or the provisions of which are altered, as a result of the consummation of the transactions contemplated by this Agreement or any of the Additional Agreements to which the Company Group is a party;

(xvi) any Contract containing covenants restricting the Company from competing with any Person in any line of business, industry or geographical area; and

(xvii) any Contract for which any of the benefits, compensation or payments (or the vesting thereof) will be increased or accelerated by the consummation of the transactions contemplated hereby or the amount or value thereof will be calculated on the basis of any of the transactions contemplated by this Agreement.

(b) Except as set for the on Schedule 4.16(b), each Material Contract is a valid and binding agreement, and is in full force and effect (subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies), and neither the Company Group nor, to the Company’s best knowledge, any other party thereto, is in material breach or default (whether with or without the passage of time or the giving of notice or both) under the terms of any such Material Contract. Except as set for the on Schedule 4.16(b), the Company Group has not assigned, delegated, or otherwise transferred any of its rights or obligations with respect to any Material Contracts, or granted any power of attorney with respect thereto.

(c) Except as set forth on Schedule 4.16(c), none of the execution, delivery or performance by the Company of this Agreement or Additional Agreements to which the Company is a party or the consummation by the Company of the transactions contemplated hereby or thereby constitutes a default under or gives rise to any right of termination, cancellation or acceleration of any obligation of the Company Group or to a loss of any material benefit to which the Company Group is entitled under any provision of any Material Contract.

(d) Except as set for the on Schedule 4.16(d), the Company Group is in compliance with all covenants, including all financial covenants, in all notes, indentures, bonds and other instruments or agreements evidencing any Indebtedness which is intended to survive the Closing as described on Schedule 4.11(d). The Company is not required to obtain any approval or consent from the lender under any Material Contracts relating to outstanding Indebtedness or Liens in connection with the consummation of the transactions contemplated by this Agreement.

4.17 Licenses and Permits. Schedule 4.17 correctly lists each material license, franchise, permit, order or approval or other similar authorization required under applicable law to carry out or relating in any way to, the Business, together with the name of the Authority issuing the same (the “Permits”). Except as indicated on Schedule 4.17, such Permits are valid and in full force and effect, and none of the Permits will, assuming the related Company Consent has been obtained or waived prior to the Closing Date, be terminated or impaired or become terminable as a result of the transactions contemplated hereby. The Company Group has all Permits necessary to operate the Business, as it is now being conducted, except where the failure to obtain any Permit would not have a Material Adverse Effect on the Company or any Subsidiary.

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4.18 Compliance with Laws. Except as set forth on Schedule 4.18, the Company Group is not in violation of, has not since January 1, 2017, violated, and, has not since January 1, 2017 been threatened in writing to be charged with or given written notice of any violation of, any Law, or judgment, order or decree entered by any Authority, domestic or foreign.

(a) Without limiting the foregoing paragraph, the Company Group is not in material violation of, has not violated, and to the Company’s best knowledge is not under investigation with respect to nor has been threatened or charged with or given notice of any violation of any provisions of:

(i) any Law applicable to the Company and/or any of its Subsidiaries due to the specific nature of the Business, including Laws applicable to data privacy, data security and/or personal information (“Data Protection Laws”) and Laws applicable to ACOs and/or MSOs;

(ii) the Foreign Corrupt Practices Act of 1977 (§§ 78dd-1 et seq.), as amended (the “Foreign Corrupt Practices Act”) or any comparable or similar Law of any jurisdiction applicable to the Company; or

(iii) any Law regulating or covering conduct in, or the nature of, the workplace, including regarding sexual harassment or, on any impermissible basis, a hostile work environment.

(b) Without limiting the foregoing paragraph, neither the Company Group nor, to the knowledge of the Company, any director, officer, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(c) Except as set forth on Schedule 4.18, no Permit, license or registration is required by the Company Group in the conduct of the Business under any of the Laws described in this Section 4.18, except where the failure to obtain any Permit would not have a Material Adverse Effect on the Company or any Subsidiary.

4.19 Intellectual Property.

(a) Schedule 4.19 sets forth a true, correct and complete list of all registered Intellectual Property Rights and applications for registration of Intellectual Property Rights owned or filed by any member of the Company Group, specifying as to each, as applicable: (i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right; (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed; and (iv) other than Standard Contracts, all licenses, sublicenses and other agreements pursuant to which any Person is authorized to use such Intellectual Property Right. The Company has good, valid and marketable title and ownership of all of the Intellectual Property Rights on Schedule 4.19 (a), free and clear of all Liens.

(b) Within the past five (5) years (or prior thereto if the same is still pending or subject to appeal or reinstatement) the Company Group has not been sued or charged in writing with or been a defendant in any Action that involves a claim of infringement of any Intellectual Property Rights, and the Company has no knowledge of any other claim of infringement by the Company Group, and no knowledge of any material continuing infringement by any other Person of any Intellectual Property Rights of the Company Group.

(c) To the knowledge of the Company Group, as of the date of this Agreement there are no material disputes or litigation with respect to any material Intellectual Property Rights and the Company is not a party to any dispute or litigation relating to any Intellectual Property. Any Intellectual Property Rights used by the Company Group in the performance of any services under any Contract is, and upon the performance of such Contract remains, owned or in-licensed by the Company Group and no client, customer or other third-party has any claim of ownership on the Intellectual Property Rights used by Company Group in the performance of any such Contract.

(d) Except as disclosed on Schedule 4.19(d), all employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any copyrightable, patentable or trade secret material on behalf of the Company Group or any predecessor in interest thereto either: (i) is a party to a “work-for-hire” agreement under which the Company Group is deemed to be the original owner/author of all property rights therein; or (ii) has executed an assignment or an agreement to assign in favor of the Company Group (or such predecessor in interest, as applicable) all right, title and interest in such material or (iii) has licensed to the Company Group rights to use such Intellectual Property Rights.

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(e) None of the execution, delivery or performance by the Company of this Agreement or any of the Additional Agreements to which the Company is a party or the consummation by the Company of the transactions contemplated hereby or thereby will cause any material item of Intellectual Property Rights owned, licensed, used or held for use by the Company Group immediately prior to the Closing to not be owned, licensed or available for use by the Company Group on substantially the same terms and conditions immediately following the Closing.

(f) The Company has taken reasonable measures to safeguard and maintain the confidentiality and value of all trade secrets and other items of Intellectual Property Rights that are confidential and all other confidential information, data and materials licensed by the Company Group or otherwise used in the operation of the Business. The transactions contemplated by this Agreement will not result in the violation of any Data Protection Laws or the privacy policies of the Company Group.

4.20 [Reserved].

4.21 Accounts Receivable and Payable.

(a) All accounts receivable of the Company Group reflected on the Financial Statements, and all accounts receivable arising subsequent to the date thereof, represent valid obligations arising from services actually performed by the Company Group in the ordinary course of business consistent with past practice. The accounts payable of the Company reflected on the Financial Statements, and all accounts payable arising subsequent to the date thereof, arose from bona fide transactions in the ordinary course consistent with past practice.

(b) To the best of the Company’s knowledge, there is no contest, claim, or right of setoff in any agreement with any maker of an account receivable relating to the amount or validity of such account, receivables or note involving an amount in excess of $100,000. Except as set forth on Schedule 4.21(b), to the best knowledge of the Company, all accounts and receivables are good and collectible in the ordinary course of business.

(c) The information set forth on Schedule 4.21(c) separately identifies any and all accounts, receivables of the Company Group which are owed by any Affiliate of the Company Group. Except as set forth on Schedule 4.21(c), the Company Group is not indebted to any of its Affiliates and no Affiliates are indebted to the Company Group.

4.22 Pre-payments. Except as set forth on Schedule 4.22, the Company Group has not received any payments with respect to any services to be rendered or goods to be provided after the Closing except in the ordinary course of business.

4.23 Employees.

(a) Schedule 4.23(a) sets forth a true, correct and complete list of (i) each of the 5 highest compensated employees of each member of the Company Group as of June 30, 2020, and (ii) the Chief Executive Officer, Chief Financial Officer, Chief Medical Officer and Chief Technology Officer of each member of the Company Group, setting forth the name, title, current salary or compensation rate for each such person and total compensation (including bonuses and commissions) paid to each such person for the fiscal year ended December 31, 2019.

(b) Except as set forth on Schedule 4.23(b), the Company Group is not a party to or subject to any collective bargaining agreement, or any similar agreement, and to the company’s knowledge there has been no activity or proceeding by a labor union or representative thereof to organize any employees of the Company Group.

(c) There are no pending or, to the knowledge of the Company, threatened claims or proceedings against the Company Group under any worker’s compensation policy or long-term disability policy.

4.24 Employment Matters.

(a) Schedule 4.24(a) sets forth a true and complete list of every employment agreement, commission agreement, employee group or executive medical, life, or disability insurance plan, and each incentive, bonus, profit sharing, retirement, deferred compensation, equity, phantom stock, stock option, stock purchase, stock appreciation right or severance plan of the Company Group now in effect or under which the Company Group

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has or might have any obligation, or any understanding between the Company Group and any employee concerning the terms of such employee’s employment that does not apply to the Company Group’s employees generally (collectively, “Labor Agreements”). The Company Group has previously delivered to Purchaser true and complete copies of each such Labor Agreement, any employee handbook or policy statement of the Company Group, and complete and correct information concerning the Company Group’s employees.

(b) Except as disclosed on Schedule 4.24(b):

(i) to the best knowledge of the Company Group, no employee of the Company Group, in the ordinary course of his or her duties, has breached or will breach any obligation to a former employer in respect of any covenant against competition or soliciting clients or employees or servicing clients or confidentiality or any proprietary right of such former employer; and

(ii) the Company Group is not a party to any collective bargaining agreement, does not have any material labor relations problems, and to the Company’s knowledge, there is no pending representation question or union organizing activity respecting employees of the Company Group. Other than those employees with a written employment agreement, all employees are employees at will.

(c) Since the later of January 1, 2017, of the date of its formation, each member of the Company Group Company has complied in all material respects with all Labor Agreements and all applicable laws relating to employment or labor. There is no legal prohibition with respect to the permanent residence of any employee of the Company Group in the United States or his or her permanent employment by the Company Group. To its knowledge, no present or former employee, officer, director or manager of the Company has, or will have at the Closing Date, any claim against the Company Group for any matter including for wages, salary, or vacation or sick pay, or otherwise under any Labor Agreement. All accrued obligations of the Company applicable to its employees, whether arising by operation of Law, by Contract, by past custom or otherwise, for payments by the Company to any trust or other fund or to any Authority, with respect to unemployment or disability compensation benefits, social security benefits, under ERISA or otherwise, have been paid or adequate accruals therefor have been made.

4.25 Withholding. Except as disclosed on Schedule 4.25, all material obligations of each member of the Company Group applicable to its employees, whether arising by operation of Law, by contract, by past custom or otherwise, or attributable to payments by each member of the Company Group to trusts or other funds or to any governmental agency, with respect to unemployment compensation benefits, social security benefits or any other benefits for its employees with respect to the employment of said employees through the date hereof have been paid or adequate accruals therefor have been made on the Financial Statements. Except as disclosed on Schedule 4.25, all reasonably anticipated obligations of each member of the Company Group with respect to such employees (except for those related to wages during the pay period immediately prior to the Closing Date and arising in the ordinary course of business), whether arising by operation of Law, by contract, by past custom, or otherwise, for salaries and holiday pay, bonuses and other forms of compensation payable to such employees in respect of the services rendered by any of them prior to the date hereof have been or will be paid by each member of the Company Group prior to the Closing Date.

4.26 Employee Benefits and Compensation.

(a) Schedule 4.26 sets forth each “employee benefit plan” (as defined in Section 3(3) of ERISA), bonus, deferred compensation, equity-based or non-equity-based incentive, severance or other plan or written agreement relating to employee or director benefits or employee or director compensation or fringe benefits, maintained or contributed to by the Company Group at any time during the 5-calendar year period immediately preceding the date hereof and/or with respect to which the Company Group could incur or could have incurred any direct or indirect, fixed or contingent liability (each a “Plan” and collectively, the “Plans”). Each Plan is in compliance with applicable law in all material respects.

(b) Each Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in the revocation of any such determination. No event which constitutes a “reportable event” (as defined in Section 4043(c) of ERISA) for which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation (the

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“PBGC”) has occurred with respect to any Plan. No Plan subject to Title IV of ERISA has been terminated or is or has been the subject of termination proceedings pursuant to Title IV of ERISA. Full payment has been made of all amounts which the Company was required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due) and no Plan which is subject to Part 3 of Subtitle B of Title I of ERISA has incurred an “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived.

(c) Neither the Company nor to the knowledge of the Company, any other “disqualified person” or “party in interest” (as defined in Section 4975(e)(2) of the Code and Section 3(14) of ERISA, respectively), has engaged in any transaction in connection with any Plan that could reasonably be expected to result in the imposition of a penalty pursuant to Section 502(i) of ERISA, damages pursuant to Section 409 of ERISA or a tax pursuant to Section 4975(a) of the Code. The Company has not maintained any Plan (other than a Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code) which provides benefits with respect to current or former employees or directors following their termination of service with the Company (other than as required pursuant to COBRA). Each Plan subject to the requirements of COBRA has been operated in substantial compliance therewith.

(d) No individual will accrue or receive additional benefits, service or accelerated rights to payment of benefits as a direct result of the transactions contemplated hereby. No material liability, claim, investigation, audit, action or litigation has been incurred, made, commenced or, to the knowledge of the Company, threatened, by or against any Plan or the Company with respect to any Plan (other than for benefits payable in the ordinary course and PBGC insurance premiums). No Plan or related trust owns any securities in violation of Section 407 of ERISA. With respect to each Plan which is an “employee pension benefit plan” (as defined in Section 3(2) of ERISA) as of the most recent actuarial valuation report prepared for each such Plan, the aggregate present value of the accrued liabilities thereof (determined in accordance with Statement of Financial Accounting Standards No. 35) did not exceed the aggregate fair market value of the assets allocable thereto.

(e) No Plan is a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) and the Company has not been obligated to contribute to any multiemployer plan. No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA (other than for PBGC insurance premiums payable in the ordinary course) or Section 412(f) or (n) of the Code, by the Company or any entity required to be aggregated with the Company pursuant to Section 4001(b) of ERISA and/or Section 414 (b), (c), (m) or (o) of the Code with respect to any “employee pension benefit plan” (as defined in Section 3(2) of ERISA).

(f) There is no unfunded non-tax-qualified Plan which provides a pension or retirement benefit.

(g) The Company has not made any commitment to create or cause to exist any employee benefit plan which is not listed on Schedule 4.26, or to modify, change or terminate any Plan (other than as may be necessary for compliance with applicable law).

(h) The Company does not have any plan, arrangement or agreement providing for “deferred compensation” that is subject to Section 409A(a) of the Code, or any plan, arrangement or agreement that is subject to Section 409A(b) of the Code.

(i) With respect to each Plan, the Company has delivered or caused to be delivered to Purchaser and its counsel true and complete copies of the following documents, as applicable, for each respective Plan: (i) all Plan documents, with all amendments thereto; (ii) the current summary plan description with any applicable summaries of material modifications thereto as well as any other material employee or government communications; (iii) all current trust agreements and/or other documents establishing Plan funding arrangements; (iv) the most recent IRS determination letter and, if a request for such a letter has been filed and is currently pending with the IRS, a copy of such filing; (v) the three most recently prepared IRS Forms 5500; (vi) the three most recently prepared financial statements; and (vii) all material related contracts, including without limitation, insurance contracts, service provider agreements and investment management and investment advisory agreements.

(j) Each Plan that is a group health plan (as defined in Section 733(a) of ERISA) (i) has at all times complied in all material respects with the applicable health insurance reform requirements added to Section 715 of ERISA by the Patient Protection and Affordable Care Act and the guidance issued thereunder (“PPACA”), including annual reporting requirements under Code Section 1094 and 1095; and (ii) has for all months beginning January 1,

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2015 made offers of coverage to all Full-Time Employees of the Company Group and its ERISA Affiliates that is Affordable and provides Minimum Value in accordance with Section 4980H of the Code and the regulations and guidance issued thereunder. For purposes of this Section 4.26(k), the terms “Full-Time Employee,” “Affordable” and “Minimum Value” shall have the meanings ascribed to them by the PPACA.

4.27 Real Property.

(a) Except as set forth on Schedule 4.27, the Company Group does not own, or otherwise have an interest in, any Real Property, including under any Real Property lease, sublease, space sharing, license or other occupancy agreement. Each member of the Company Group has good and valid title to its respective leasehold estates in the offices described on Schedule 4.27, free and clear of all Liens. No member of the Company Group has not breached or violated any local zoning ordinance, and no notice from any Person has been received by the Company Group or served upon the Company Group claiming any violation of any local zoning ordinance except where such breach, violation or claim would not have a Material Adverse Effect on the Company Group.

(b) With respect to each Lease: (i) it is valid, binding and in full force and effect; (ii) all rents and additional rents and other sums, expenses and charges due thereunder have been paid; (iii) the lessee has been in peaceable possession since the commencement of the original term thereof; (iv) no waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor; (v) there exist no material default or event of default thereunder by the Company Group or, to the Company’s knowledge, by any other party thereto; (vi) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Company Group thereunder; and (vii) to the Company’s knowledge, there are no outstanding claims of breach or indemnification or notice of default or termination thereunder.. The Real Property leased by the Company Group is in a state of maintenance and repair in all material respects adequate and suitable for the purposes for which it is presently being used, and there are no material repair or restoration works likely to be required in connection with any of the leased Real Properties. Except as set forth on schedule 4.27 (b), the Company Group is in physical possession and actual and exclusive occupation of the whole of the leased property, none of which is subleased or assigned to another Person. The Lease leases all useable square footage of the premise located at the leased Real Property. The Company Group does not owe any brokerage commission with respect to any Real Property.

4.28 Accounts. Schedule 4.28 sets forth a true, complete and correct list of the checking accounts, deposit accounts, safe deposit boxes, and brokerage, commodity and similar accounts of each member of the Company Group, including the account number and name, the name of each depositary or financial institution and the address where such account is located and the authorized signatories thereto.

4.29 Tax Matters. Except as set forth on Schedule 4.29:

(a) (i) Each member of the Company Group has duly and timely filed all material Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes which have become due; (ii) all such Tax Returns are true, correct and complete and accurate in all material respects; (iii) there is no Action, pending or proposed in writing, with respect to Taxes of the Company Group; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of the Company Group for which a Lien may be imposed on any of the Company Group’s assets has been waived or extended, which waiver or extension is in effect; (v) the Company Group has complied in all respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Company Group ; (vi) no stock transfer Tax, sales Tax, use Tax, real estate transfer Tax or other similar Tax will be imposed on the transfer of the Ordinary Shares of the Company by the Shareholders to the Purchaser pursuant to this Agreement; (vii) there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of the Company Group; (viii) other than the ruling application in connection with the agreement, there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or agreement with any Taxing Authority, with respect to the Company Group; (ix) no claim has ever been made by a Taxing Authority in a jurisdiction where the Company Group has not paid any Tax or filed Tax Returns, asserting that the Company Group is or may be subject to Tax in such jurisdiction, the Company Group is not nor has it ever been subject to Tax in any country other

Annex A-25

than the respective countries of incorporation or formation of the Company Group members by virtue of having a permanent establishment or other place of business in that country, and the members of the Company Group are and have always been tax residents solely in their respective countries of incorporation or formation; (x) the Company Group has provided to Purchaser true, complete and correct copies of all Tax Returns relating to, and all audit reports and correspondence relating to each proposed adjustment, if any, made by any Taxing Authority with respect to, any taxable period ending after the earlier of (y) the date of its formation or incorporation or (z) December 31, 2015; (xi) is not, and has ever been, a party to any Tax sharing or Tax allocation Contract; (xii) the Company Group is and has never been included in any consolidated, combined or unitary Tax Return ; (xiii) to the knowledge of the Company, no issue has been raised by a Taxing Authority in any prior Action relating to the Company Group with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of the Company Group for any other period; and (xiv) the Company Group has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed.

(b) The Company Group will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of the use of a method of accounting with respect to any transaction that occurred on or before the Closing Date.

(c) The unpaid Taxes of the Company Group (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Financial Statements and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Return.

(d) The Company Group has been in compliance in all respects with all applicable transfer pricing laws and legal requirements. The prices for any property or services (or for the use of any property), including interest and other prices for financial services, provided by or to the Company Group are arm’s-length prices for purposes of the relevant transfer pricing laws.

(e) The Company is not aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

4.30 Environmental Laws.

(a) Except as set forth in Schedule 4.30, the Company Group has not (i) received any written notice of any alleged claim, violation of or Liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) disposed of, emitted, discharged, handled, stored, transported, used or released any Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials, or exposed any employee or other individual to any Hazardous Materials so as to give rise to any Liability or corrective or remedial obligation under any Environmental Laws; or (iii) entered into any agreement that may require it to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other Person with respect to liabilities arising out of Environmental Laws or the Hazardous Materials Activities of the Company Group.

(b) The Company Group has delivered to Purchaser copies of all material Permits in its possession concerning the Hazardous Materials Activities of the Company Group.

(c) Except as set forth on Schedule 4.30(c), there are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by the Company Group such as could give rise to any material liability or corrective or remedial obligation of the Company Group under any Environmental Laws.

4.31 Finders’ Fees. Except as set forth on Schedule 4.31, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company Group or any of Affiliates who might be entitled to any fee or commission from the Company, Merger Sub, Purchaser or any of their Affiliates upon consummation of the transactions contemplated by this Agreement.

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4.32 Powers of Attorney and Suretyships. Except as set forth on Schedule 4.32, no member of the Company Group has any general or special powers of attorney outstanding (whether as grantor or grantee thereof) or any obligation or liability (whether actual, accrued, accruing, contingent, or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise in respect of the obligation of any Person.

4.33 Directors and Officers. Schedule 4.33 sets forth a true, correct and complete list of all directors and executive officers of each member of the Company Group.

4.34 Anti-Money Laundering Laws. The operations of each member of the Company Group are and have been conducted at all times in compliance with anti-money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”), and no Action involving any member of the Company Group with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.35 Insurance. All forms of insurance owned or held by and insuring the Company Group are set forth on Schedule 4.35, and such policies are in full force and effect. All premiums with respect to such policies covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation or termination. To the Company’s knowledge, there is no existing default or event which, with or without the passage of time or the giving of notice or both, would constitute as noncompliance with any such policy or constitute a default under any such policy or entitle any insurer to terminate or cancel any such policy. Such policies will not in any way be affected by or terminate or lapse by reason of the transactions contemplated by this Agreement or the Additional Agreements. The insurance policies to which the Company Group is a party are sufficient for compliance with all requirements of all Contracts to which the Company Group is a party or by which the Company Group is bound. In the three (3) years preceding the date of this Agreement, the Company Group has not been refused any insurance with respect to its assets or operations or had its coverage limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance. The Company Group does not have any self-insurance arrangements.

4.36 Related Party Transactions. Except as set forth in Schedule 4.36, as contemplated by this Agreement or as provided in the Financial Statements, no Affiliate of the Company Group (a) is a party to any Contract, or has otherwise entered into any transaction, understanding or arrangement, with the Company Group or (b) owns any property or right, tangible or intangible, which is used by the Company Group. None of the contracts listed in Schedule 4.36 was entered into on a basis other than on arm’s length.

4.37 Projections. Schedule 4.37 sets forth the projections of the Company Group for the fiscal years ending as of December 31, 2020, 2021 and 2022 (the “Projections”). The Company believes that the Projections are reasonable and fairly present the financial forecast of the Company Group as of the dates thereof and the business operation forecast of the Company Group for the periods reflected therein. The Projections delivered to Purchaser were prepared in good faith using assumptions that the management of the Company Group believes to be reasonable and the Company is not aware of the existence of any circumstances that could reasonable be likely to have a Material Adverse Effect on its financial conditions or Business. The Company acknowledges that the Projections will be included in the Proxy Statement of Purchaser.

4.38 Full Disclosure.

(a) The Company is not aware of any facts pertaining to the Company Group or its Business which could have a Material Adverse Effect and which have not been disclosed in this Agreement or the Financial Statements or otherwise disclosed to the Purchaser by the Company Group in writing.

(b) No representation or warranty of the Company Group in this Agreement, nor any document, statement or certificate furnished or to be furnished by the Company Group pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

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ARTICLE V
REPRESENTATIONS AND WARRANTIES
OF PURCHASER AND MERGER SUB

Except as disclosed in the Purchaser SEC Documents filed with or furnished to the SEC prior to the date of this Agreement (other than any risk factor disclosures or other similar cautionary or predictive statements therein), Purchaser and Merger Sub (the “Purchaser Parties”) hereby represent and warrant to the Company that each of the following representations and warranties are true, correct and complete as of the date of this Agreement and as of the Closing Date:

5.1 Corporate Existence and Power. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the Delaware. Merger Sub is a company duly organized and validly existing under the laws of the State of Delaware. Merger Sub does not hold and has not held any material assets or incurred any material liabilities, and has not carried on any business activities other than in connection with the Merger.

5.2 Corporate Authorization. The execution, delivery and performance by the Purchaser Parties of this Agreement and the Additional Agreements and the consummation by the Purchaser Parties of the transactions contemplated hereby and thereby are within the corporate powers of the Purchaser Parties and have been duly authorized by all necessary corporate action on the part of the Purchaser Parties. This Agreement has been duly executed and delivered by the Purchaser Parties and it constitutes, and upon its execution and delivery, the Additional Agreements will constitute, a valid and legally binding agreement of the Purchaser Parties, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. This Agreement and the other Additional Agreements and the transactions contemplated thereunder have been duly approved by the Purchaser, in its capacity as sole shareholder of Merger Sub. The affirmative vote of holders of a majority of the outstanding shares of Purchaser Common Stock entitled to vote at the Purchaser Stockholder Meeting, assuming a quorum is present, to approve the adoption of the Merger and this Agreement is the only vote of any of Purchaser’s capital stock necessary in connection with the entry into this Agreement or any Additional Agreement by Purchaser and the consummation of the transactions contemplated hereby and thereby, including the Closing (the “Purchaser Stockholder Approval”).

5.3 Governmental Authorization. Assuming the accuracy of the representations and warranties set forth in Section 4.3, neither the execution, delivery nor performance of this Agreement requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

5.4 Non-Contravention. The execution, delivery and performance by the Purchaser Parties of this Agreement does not and will not (i) contravene or conflict with the organizational or constitutive documents of the Purchaser Parties, or (ii) contravene or conflict with or constitute a violation of any provision of any Law, judgment, injunction, order, writ, or decree binding upon the Purchaser Parties.

5.5 Finders’ Fees. Except for any liabilities for fees or commissions described on Schedule 4.31 (which are the responsibility of the Company), there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Purchaser Parties or their Affiliates who might be entitled to any fee or commission from the Company or any of its Affiliates upon consummation of the transactions contemplated by this Agreement or any of the Additional Agreements.

5.6 Issuance of Shares. The Purchaser Merger Shares, when issued in accordance with this Agreement, will be duly authorized and validly issued, and will be fully paid and nonassessable.

5.7 Capitalization.

(a) The authorized capital stock of Purchaser consists of 300,000,000 shares of Purchaser Common Stock par value $0.00001 per share, and 100,000,000 shares of preferred stock, par value $0.00001 per share (“Purchaser Preferred Stock”) of which 7,187,500 shares of Purchaser Common Stock (inclusive of Purchaser Common Stock included in any outstanding Purchaser Units), and no shares of Purchaser Preferred Stock are issued and outstanding. In addition, (i) 8,137,500 Purchaser Warrants (inclusive of Purchaser Public Warrants included in any outstanding Purchaser Units and the Purchaser Private Warrants and warrants issued to the Company’s underwriter in its IPO) and (ii) Purchaser Rights to acquire an aggregate of 575,000 shares of Purchaser Common Stock are issued and outstanding and (iii) warrants to purchase an aggregate of 250,000 shares are

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issued and outstanding an held by I-Bankers Securities, Inc. No other shares of capital stock or other voting securities of Purchaser are issued, reserved for issuance or outstanding. All issued and outstanding shares of Purchaser Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Delaware General Corporation Law, the Purchaser’s organizational documents or any contract to which Purchaser is a party or by which Purchaser is bound. Except as set forth in the Purchaser’s organizational documents, there are no outstanding contractual obligations of Purchaser to repurchase, redeem or otherwise acquire any shares of Purchaser Common Stock or any capital equity of Purchaser. There are no outstanding contractual obligations of Purchaser to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

(b) The Merger Sub is authorized to issue 10,000 shares with $0.00001 par value (“Merger Sub Common Stock”) of which 1,000 shares of Merger Sub Common Stock are issued and outstanding as of the date hereof. No other shares or other voting securities of Merger Sub are issued, reserved for issuance or outstanding. All issued and outstanding shares of Merger Sub Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of Law of the State of Delaware, the Merger Sub’s organizational documents or any contract to which Merger Sub is a party or by which Merger Sub is bound. Except as set forth in the Merger Sub’s organizational documents, there are no outstanding contractual obligations of Merger Sub to repurchase, redeem or otherwise acquire any shares of Merger Sub Common Stock or any capital equity of Merger Sub. There are no outstanding contractual obligations of Merger Sub to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

5.8 Information Supplied. None of the information supplied or to be supplied by the Purchaser expressly for inclusion or incorporation by reference in the filings with the SEC and mailings to Purchaser’s stockholders with respect to the solicitation of proxies to approve the transactions contemplated by this Agreement and the Additional Agreements, if applicable, including the SEC Statement or any Other Filings, or in any other Additional Purchaser SEC Documents, will, at the date of filing and/ or mailing, at the time of the Purchaser Stockholder Meeting or at the Effective Time, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Purchaser or that is included in the Purchaser SEC Documents, the Additional Purchaser SEC Documents, the SEC Statement or any Other Filing).

5.9 Trust Fund. As of the date of this Agreement, Purchaser has at least $57,500,000 as of March 31, 2020 in the trust fund established by Purchaser for the benefit of its public stockholders (the “Trust Fund”) in a trust account maintained by Continental Stock Transfer & Trust Company (the “Trustee”) at Morgan Stanley (the “Trust Account”), and such monies are invested in “government securities” (as such term is defined in the Investment Company Act of 1940, as amended) and held in trust by the Trustee pursuant to the Investment Management Trust Agreement, dated as of November 21, 2019, between Purchaser and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Purchaser SEC Documents to be inaccurate in any material respect and/or that would entitle any Person (other than stockholders of Purchaser holding shares of Purchaser Common Stock sold in Purchaser’s IPO who shall have elected to redeem their shares of Purchaser Common Stock pursuant to the Certificate of Incorporation) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement and the Purchaser’s organizational documents. Purchaser has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of Purchaser, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. There are no claims or proceedings pending with respect to the Trust Account.

5.10 Listing. The Purchaser Units, Purchaser Common Stock, Rights and Purchaser Warrants are listed on the Nasdaq Stock Market, with trading symbols of GRNVU, GRNV, GRNVR and GRNVW, respectfully.

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5.11 Board Approval. The Purchaser’s board of directors (including any required committee or subgroup of such board) has, as of the date of this Agreement, unanimously (i) declared the advisability of the transactions contemplated by this Agreement, (ii) determined that the transactions contemplated hereby are in the best interests of the stockholders of Purchaser and (iii) determined that the transactions contemplated hereby constitutes a “Business Combination” as such term is defined in Purchaser’s amended and restated certificate of incorporation and bylaws.

5.12 Purchaser SEC Documents and Financial Statements. Purchaser has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC since Purchaser’s formation under the Exchange Act or the Securities Act, together with any amendments, restatements or supplements thereto, and will use commercially reasonable efforts to file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement (the “Additional Purchaser SEC Documents”). Purchaser has made available to the Company copies in the form filed with the SEC of all of the following, except to the extent available in full without redaction on the SEC’s website through EDGAR for at least two (2) days prior to the date of this Agreement: (i) Purchaser’s Annual Reports on Form 10-K for each fiscal year of Purchaser beginning with the first year Purchaser was required to file such a form, (ii) all proxy statements relating to Purchaser’s meetings of stockholders (whether annual or special) held, and all information statements relating to stockholder consents, since the beginning of the first fiscal year referred to in clause (i) above, (iii) its Form 8-Ks filed since the beginning of the first fiscal year referred to in clause (i) above, and (iv) all other forms, reports, registration statements and other documents (other than preliminary materials if the corresponding definitive materials have been provided to the Company pursuant to this Section 5.12) filed by Purchaser with the SEC since Purchaser’s formation (the forms, reports, registration statements and other documents referred to in clauses (i), (ii), (iii), and (iv) above, whether or not available through EDGAR, are, collectively, the (“Purchaser SEC Documents”). The Purchaser SEC Documents were, and the Additional Purchaser SEC Documents will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Purchaser SEC Documents did not, and the Additional Purchaser SEC Documents will not, at the time they were or are filed, as the case may be, with the SEC (except to the extent that information contained in any Purchaser SEC Document or Additional Purchaser SEC Document has been or is revised or superseded by a later filed Purchaser SEC Document or Additional Purchaser SEC Document, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided , however, that the foregoing does not apply to statements in or omissions in any information supplied or to be supplied by the Company Group expressly for inclusion or incorporation by reference in any SEC Statement or Other Filing. As used in this Section 5.12, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

5.13 Certain Business Practices. Neither the Purchaser, nor any director, officer or employee of the Purchaser (in their capacities as such) has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. Neither the Purchaser, nor any director, officer or employee of the Purchaser (nor any Person acting on behalf of any of the foregoing, but solely in his or her capacity as a director, officer or employee of the Purchaser) has, since the IPO, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or assist the Purchaser in connection with any actual or proposed transaction, which, if not given or continued in the future, would reasonably be expected to adversely affect the business or prospects of the Purchaser and would reasonably be expected to subject the Purchaser to suit or penalty in any private or governmental litigation or proceeding.

5.14 Anti-Money Laundering Laws. The operations of the Purchaser are and have been conducted at all times in compliance with the Money Laundering Laws, and no Action involving the Purchaser with respect to the Money Laundering Laws is pending or, to the knowledge of the Purchaser, threatened.

5.15 Affiliate Transactions. Except as described in the Purchaser SEC Documents, there are no transactions, agreements, arrangements or understandings between any of Purchaser or any of its subsidiaries, on the one hand, and any director, officer, employee, stockholder, warrant holder or Affiliate of Purchaser or any of its subsidiaries.

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5.16 Litigation. There is no (i) Action pending, or, to the knowledge of Purchaser, threatened against Purchaser or any of its subsidiaries, or any of its or their assets or properties, or (ii) judgment, decree, injunction, rule or order of any Authority outstanding against Purchaser or any of its subsidiaries or any of its or their assets or properties. Neither Purchaser nor any of its subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the preceding sentence that contains any ongoing obligations, restrictions or liabilities (of any nature) that are material to Purchaser and its subsidiaries.

5.17 Expenses, Indebtedness and Other Liabilities. Except as set forth in Schedule 5.17 Purchaser does not have any Indebtedness or other liabilities.

5.18 Tax Matters.

(a) (i) The Purchaser has duly and timely filed all material Tax Returns which are required to be filed by or with respect to it, and has paid all Taxes which have become due; (ii) all such Tax Returns are true, correct and complete and accurate in all material respects; (iii) there is no Action pending with respect to Taxes of the Purchaser; (iv) no statute of limitations in respect of the assessment or collection of any Taxes of the Purchaser for which a Lien may be imposed on any of the Purchaser’s assets has been waived or extended, which waiver or extension is in effect; (v) the Purchaser has complied in all respects with all applicable Laws relating to the reporting, payment, collection and withholding of Taxes and has duly and timely withheld or collected, paid over to the applicable Taxing Authority and reported all Taxes (including income, social, security and other payroll Taxes) required to be withheld or collected by the Purchaser; (vi) there is no Lien (other than Permitted Liens) for Taxes upon any of the assets of the Purchaser; (vii) there is no outstanding request for a ruling from any Taxing Authority, request for a consent by a Taxing Authority for a change in a method of accounting, subpoena or request for information by any Taxing Authority, or agreement with any Taxing Authority, with respect to the Purchaser; (viii) no claim has ever been made by a Taxing Authority in a jurisdiction where the Purchaser has not paid any Tax or filed Tax Returns, asserting that the Purchaser is or may be subject to Tax in such jurisdiction, the Purchaser is not nor has it ever been subject to Tax in any country other than the respective countries of incorporation or formation of the Purchaser members by virtue of having a permanent establishment or other place of business in that country; (ix) there is no outstanding power of attorney from the Purchaser authorizing anyone to act on behalf of the Purchaser in connection with any Tax, Tax Return or Action relating to any Tax or Tax Return of the Purchaser; (x) the Purchaser is not, and has ever been, a party to any Tax sharing or Tax allocation Contract; (xi) the Purchaser is and has never been included in any consolidated, combined or unitary Tax Return; (xii) to the knowledge of the Purchaser, no issue has been raised by a Taxing Authority in any prior Action relating to the Purchaser with respect to any Tax for any period which, by application of the same or similar principles, could reasonably be expected to result in a proposed Tax deficiency of the Purchaser for any other period; and (xiv) the Purchaser has not requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed.

(b) The Purchaser will not be required to include any item of income or exclude any item of deduction for any taxable period ending after the Closing Date as a result of the use of a method of accounting with respect to any transaction that occurred on or before the Closing Date.

(c) The unpaid Taxes of the Purchaser (i) did not, as of the most recent fiscal month end, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Unaudited Financial Statements and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Purchaser in filing its Tax Return.

(d) The Purchaser has been in compliance in all respects with all applicable transfer pricing laws and legal requirements. The prices for any property or services (or for the use of any property), including interest and other prices for financial services, provided by or to the Purchaser are arm’s-length prices for purposes of the relevant transfer pricing laws.

(e) The Purchaser is not aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) The Shareholders acknowledge that following the Closing, any FIRPTA Certificate or IRS Forms W-9 or applicable W-8 delivered to Purchaser pursuant to Section 10.2(m) will be retained by Purchaser, and will be made available to the Taxing Authorities upon request.

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ARTICLE VI
COVENANTS OF THE PARTIES PENDING CLOSING

6.1 Conduct of the Business. Each member of the Company Group and the Purchaser covenants and agrees that:

(a) from the date hereof through the Closing Date, each party shall conduct business only in the ordinary course, (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, and shall not enter into any material transactions outside the ordinary course of business without the prior written consent of the other party, and shall use its reasonable best efforts to preserve intact its business relationships with employees, clients, suppliers and other third parties. Without limiting the generality of the foregoing, from the date hereof until and including the Closing Date, without the other party’s prior written consent (which shall not be unreasonably withheld), neither party shall, and the Company shall cause each of its Subsidiaries not to:

(i) amend, modify or supplement its certificate of incorporation and bylaws or other organizational or governing documents;

(ii) other than an amendment to any of the Acquisition Agreements which would not include a change or modification to the purchase price or other payment obligations or increase Indebtedness or result in a Material Adverse change, amend, waive any provision of, terminate prior to its scheduled expiration date, or otherwise compromise in any way, any material Contract or any other right or asset of the Company or Purchaser;

(iii) modify, amend or enter into any contract, agreement, lease, license or commitment, which (A) is with respect to Real Property, (B) extends for a term of one year or more or (C) obligates the payment of more than $100,000 (individually or in the aggregate);

(iv) make any capital expenditures in excess of $100,000 individually or $200,000 in the aggregate);

(v) sell, lease, license or otherwise dispose of any of its respective assets or assets covered by any Contract except pursuant to existing contracts or commitments disclosed herein;

(vi) [reserved];

(vii) except as consented to in writing by the Company or the Purchaser, as the case may be, pay, declare or promise to pay any dividends or other distributions with respect to its capital stock or other equity securities, or pay, declare or promise to pay any other payments to any stockholder or shareholder or other equityholder (other than payment of salary, benefits, leases, commissions and other regular, necessary or contractually required similar payments in the ordinary course);

(viii) except as set forth on Schedule 6.1(a)(viii) or Schedule 4.11, or consented to in writing by the Company or the Purchaser as the case may be, obtain or incur any loan or other Indebtedness, including drawings under the Company Group’s or the Purchaser’s existing lines of credit, or repay or satisfy any Indebtedness other than repayment of Indebtedness in accordance with the terms thereof;

(ix) except as consented to in writing by the Purchaser, suffer or incur any Lien, except for Permitted Liens, on the Company Group’s assets;

(x) suffer any material damage, destruction or loss of property related to any of the Company Group’s or the Purchaser’s assets, not covered by insurance;

(xi) delay, accelerate or cancel any receivables or Indebtedness owed to the Company Group or the Purchaser or write off or make further reserves against the same;

(xii) except as contemplated hereunder, merge or consolidate with or acquire any other Person or be acquired by any other Person, or modify or amend the terms of any Subsidiary Acquisition Agreement;

(xiii) permit any insurance policy protecting any of the Company Group’s or the Purchaser’s assets to lapse, unless simultaneously with such lapse, a replacement policy underwritten by an insurance company of nationally recognized standing having comparable deductions and providing coverage equal to or greater than the coverage under the lapsed policy for substantially similar premiums or less is in full force and effect;

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(xiv) adopt any severance, retention or other employee plans, amend any of its employee plans or fail to continue to make timely contributions thereto in accordance with the terms thereof;

(xv) institute, settle or agree to settle any litigation, action, proceeding or investigation before any court or governmental body in each case in excess of $150,000 (exclusive of any amounts covered by insurance) or that imposes injunctive or other non-monetary relief on such party;

(xvi) make any change in its accounting principles or methods or write down the value of any Inventory or assets;

(xvii) change the place of business or jurisdiction of organization;

(xviii) other than (a) in connection with the exchange of Company Capital Stock into shares of common stock of the Purchaser to effectuate the Merger, or (b) agreed upon in writing by Purchaser, issue, redeem or repurchase any Company Capital Stock or other securities, or issue any securities exchangeable for or convertible into any shares of its capital stock or other securities or rights (other than as otherwise contemplated herein);

(xix) make or change any material Tax election or change any annual Tax accounting periods;

(xx) enter into any transaction with or distribute or advance any assets or property to any of its Affiliates other than the payment of salary and benefits in the ordinary course; or

(xxi) agree to do any of the foregoing.

(b) Neither any member of the Company Group nor the Purchaser shall knowingly and intentionally (i) take or agree to take any action that might make any representation or warranty of such party inaccurate or misleading in any respect at, or as of any time prior to, the Closing Date or (ii) omit to take, or agree to omit to take, any action necessary to prevent any such representation or warranty from being inaccurate or misleading in any respect at any such time.

(c) From the date hereof through the Closing Date, neither the Company Group, on the one hand, nor the Purchaser, on the other hand, shall, and such Persons shall use reasonable best efforts to cause each of their respective officers, directors, Affiliates, managers, consultant, employees, representatives and agents not to, directly or indirectly, (i) encourage, solicit, initiate, engage or participate in negotiations with any Person concerning any Alternative Transaction, (ii) take any other action intended or designed to facilitate the efforts of any Person relating to a possible Alternative Transaction or (iii) approve, recommend or enter into any Alternative Transaction or any Contract related to any Alternative Transaction. For purposes of this Agreement, the term “Alternative Transaction” shall mean any of the following transactions involving the Company Group or the Purchaser (other than the transactions contemplated by this Agreement): (i) any merger, consolidation, share exchange, business combination or other similar transaction, or (ii) any sale, lease, exchange, transfer or other disposition of a material portion of the assets of such Person (other than sales of inventory in the ordinary course of business) or any class or series of the capital stock or other equity interests of the Company Group or the Purchaser in a single transaction or series of transactions. In the event that there is an unsolicited proposal for, or an indication of a serious interest in entering into, an Alternative Transaction, communicated in writing to the Company Group or the Purchaser or any of their respective representatives or agents (each, an “Alternative Proposal”), such party shall as promptly as practicable (and in any event within one (1) Business Day after receipt) advise the other parties to this Agreement orally and in writing of any Alternative Proposal and the material terms and conditions of any such Alternative Proposal (including any changes thereto) and the identity of the person making any such Alternative Proposal. The Company and the Purchaser shall keep the other parties informed on a reasonably current basis of material developments with respect to any such Alternative Proposal.

6.2 Access to Information. From the date hereof until and including the Closing Date, the Company, each member of the Company Group and the Purchaser shall each, to the best of its ability, (a) continue to give the other party, its legal counsel and other representatives full access to the offices, properties and, Books and Records, (b) furnish to the other party, its legal counsel and other representatives such information relating to the business of the Company Group and the Purchaser as such Persons may request and (c) cause the employees, legal counsel, accountants and representatives to cooperate with the other party in its investigation of the Business; provided that no investigation pursuant to this Section (or any investigation prior to the date hereof) shall affect any representation

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or warranty given by the Company Group or the Purchaser and, provided further, that any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the Business of the Company and each member of the Company Group. Notwithstanding anything to the contrary in this Agreement, neither party shall be required to provide the access described above or disclose any information if doing so is reasonably likely to (i) result in a waiver of attorney-client privilege, work product doctrine or similar privilege or (ii) violate any contract to which it is a party or to which it is subject or applicable Law.

6.3 Notices of Certain Events. Each of the Purchaser and the Company shall, and the Company shall cause each Subsidiary of the Company to, promptly notify the other party of:

(a) any notice or other communication from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or that the transactions contemplated by this Agreement might give rise to any Action or other rights by or on behalf of such Person or result in the loss of any rights or privileges of the Company (or the Purchaser, post-Closing) to any such Person or create any Lien on any Company Capital Stock or capital stock of the Purchaser or any of the Company Group’s or the Purchaser’s assets;

(b) any notice or other communication from any Authority in connection with the transactions contemplated by this Agreement or the Additional Agreements;

(c) any Actions commenced or threatened against, relating to or involving or otherwise affecting either party or any of their stockholders or their equity, assets or business or that relate to the consummation of the transactions contemplated by this Agreement or the Additional Agreements;

(d) the occurrence of any fact or circumstance which constitutes or results, or would reasonably be expected to constitute or result in a Material Adverse Change; and

(e) any inaccuracy of any representation or warranty of such party contained in this Agreement at any time during the term hereof, or any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, that would reasonably be expected to cause any of the conditions set forth in Article X not to be satisfied.

6.4 Annual and Interim Financial Statements. From the date hereof through the Closing Date, within forty (40) calendar days following the end of each three-month quarterly period, the Company shall deliver to Purchaser an unaudited consolidated summary of the Company Group’s earnings and an unaudited consolidated balance sheet for the period from the Balance Sheet Date through the end of such quarterly period and the applicable comparative period in the preceding fiscal year. The Company shall also promptly deliver to Purchaser copies of any audited consolidated financial statements of the Company Group that the Company’s certified independent accountants may issue.

6.5 SEC Filings.

(a) The Company acknowledges that:

(i) the Purchaser’s stockholders must approve the transactions contemplated by this Agreement prior to the transactions contemplated hereby being consummated and that, in connection with such approval, the Purchaser must call a special meeting of its stockholders (the “Purchaser Stockholder Meeting”) requiring Purchaser to prepare and file with the SEC a proxy statement and proxy card and such other information in accordance with SEC rules and regulations, and amend such materials and information from time to time (collectively such information and materials being referred to as the “Proxy Statement”);

(ii) the Purchaser will be required to file Quarterly and Annual reports that may be required to contain information about the transactions contemplated by this Agreement; and

(iii) the Purchaser will be required to file Current Reports on Form 8-K to announce the transactions contemplated hereby and other significant events that may occur in connection with such transactions.

(b) Purchaser shall call and hold the Purchaser Stockholder Meeting as promptly as practicable after the date of this Agreement for the purpose of seeking the Purchaser Stockholder Approval, and Purchaser shall use reasonable best efforts to hold the Purchaser Stockholder Meeting as soon as practicable after the date

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of this Agreement and Purchaser shall consult in good faith with the Company with respect to the date on which such meeting is to be held. Purchaser shall use reasonable best efforts to solicit from its stockholders proxies in favor of the approval and adoption of the Merger and this Agreement and shall take all other action reasonably necessary or advisable to secure the Purchaser Stockholder Approval. The Company acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Company Group and its management, operations and financial condition. Accordingly, the Company agrees to as promptly as reasonably practical provide Purchaser with such information as shall be reasonably requested by Purchaser or as required under SEC rules and regulation for inclusion in or attachment to the Proxy Statement, and that such information is and shall be accurate in all material respects and complies or will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company understands that such information shall be included in the Proxy Statement and/or responses to comments from the SEC or its staff in connection therewith and mailings. The Company shall make, and cause each Subsidiary to make, their managers, directors, officers and employees available to Purchaser and its counsel in connection with the drafting of such filings and mailings and responding in a timely manner to comments from the SEC.

6.6 Trust Account. The Purchaser covenants that it shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement and for the payment of (i) all amounts payable to stockholders of Purchaser holding Purchaser Units or Purchaser Common Stock who shall have validly redeemed their Purchaser Units or Purchaser Common Stock upon acceptance by the Purchaser of such Purchaser Units or Purchaser Common Stock (the “Purchaser Redemption Amount”), (ii) the expenses to the third parties to which they are owed, and (iii) the remaining monies in the Trust Account to Purchaser.

6.7 Obligations of Merger Sub. Purchaser shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the transactions contemplated under this Agreement, upon the terms and subject to the conditions set forth in this Agreement.

6.8 Purchaser’s Approval of Stock Based Plan.

In connection with the filing of the Purchaser’s Proxy Statement, the Purchaser shall also solicit and obtain from its stockholders’ approval of an employee stock- based incentive plan in form and substance acceptable to the Company and Purchaser, which plan shall, among other things, reserve an aggregate of not more than ten (10%) percent of the shares of Purchaser’s Common Stock on a fully-diluted basis immediately after the Closing.

ARTICLE VII
COVENANTS OF THE COMPANY AND SHAREHOLDERS’ REPRESENTATIVE

The Company and Shareholders’ Representative covenant and agree that:

7.1 Reporting and Compliance with Laws. From the date hereof through the Closing Date, the Company shall on behalf of the Company Group duly and timely file all Tax Returns required to be filed with the applicable Taxing Authorities, pay any and all Taxes required by any Taxing Authority and duly observe and conform in all material respects, to all applicable Laws and Orders.

7.2 Commercially Reasonable Efforts to Obtain Consents. The Company shall use its commercially reasonable efforts to obtain each Company Consent set forth on Schedule 8.2 and Governmental Approval as promptly as practicable hereafter.

7.3 Termination of Existing Employment Agreements. Effective as of the Closing Date, the Company shall (i) cause the termination of all employment agreements between any member of the Company Group and any employee, and (ii) enter into the Employment Agreement with each of the individuals set forth in Schedule 7.3, in form and substance acceptable to Purchaser.

7.4 Lockup. Each Company Securityholder holding or beneficially owning Company Securities (including the holders of Company Options and Company Warrants) in excess of 65,000 shares of Company Shares (“Lockup Shareholders”) shall, and the Company shall cause the Shareholders’ Representative to enter into the Lockup Agreement prior to the Closing. The Shareholders’ Representative, for and on behalf of the Shareholders of the

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Company, hereby irrevocably agrees that following the Closing of the Merger and until the first anniversary of the Closing of the Merger (the “Lockup Period End Date”), none of the Lockup Shareholders shall, directly or indirectly:

(i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any Person at any time in the future of), other than a transfer solely for estate planning purposes and provided any such transferee agrees to the provisions herein, any shares of the Purchaser’s Common Stock, or any other securities of the Purchaser convertible into or exercisable or exchangeable for any shares of such Purchaser Common Stock which are owned as of the Closing Date (collectively, the “Lockup Shares”);

(ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Lockup Shares, whether any such transaction is to be settled by delivery of the Lockup Shares or other securities, in cash or otherwise;

(iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lockup Shares or any other securities of the Purchaser; or

(iv) publicly disclose the intention to do any of the foregoing, for a period commencing on the Closing Date of the Merger and ending on the Lockup Period End Date.

7.5 Non-compete. The Company shall cause each of the persons whose names appear on Schedule 7.5 hereto to enter into a non-competition and non-solicitation agreement substantially in the form of Exhibit F(or include within any employment agreement with such persons) annexed hereto for a period of two (2) years after the Closing in return for the consideration being delivered hereunder, and otherwise in form and substance acceptable to Purchaser.

7.6 Waiver of Claim against Trust Account. Reference is made to the final Prospectus dated as of November 18, 2019 (“IPO Prospectus”) of the Purchaser as filed with the Securities and Exchange Commission following completion of its IPO. Each of the Company, Company Subsidiary, Company Principal Shareholders and Shareholder Representative on behalf of itself and the Company Securityholders represents and warrants that it has read the IPO Prospectus and understands that Purchaser has established the Trust Account containing the proceeds of the IPO and the overallotment shares acquired by Purchaser’s underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Purchaser’s public stockholders (including overallotment shares acquired by Purchaser’s underwriters) (the “Public Stockholders”). The Company, each member of the Company Group and Shareholders’ Representative on behalf of each Company Securityholder agree that none of them has any right, title, interest or claim of any kind (“Claim”) in or to any monies in the Trust Account established by the Continental Stock Transfer and Trust Company to hold funds from the IPO of the Purchaser as described in the IPO Prospectus. Each of the Company, each member of the Company Group, the Company Principal Shareholders, and Shareholders’’ Representative on behalf of all Company Securityholders hereby waives any Claim it may have at any time as a result of or arising out of any negotiation, contract or agreement with the Purchaser and shall not seek recourse against the Trust Account for any reason whatsoever. Each of the Company, Company Subsidiary, Company Principal Shareholders and Shareholder Representative on behalf of itself and the Company Securityholders hereby irrevocably waives any and all claims that any such person or any of its affiliates may have against the Trust Account now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser or its representatives and will not seek recourse against the Trust Account (including any Public Stockholder distributions) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with Purchaser or its Affiliates). The Company, each Company Subsidiary, the Company Principal Shareholders and Shareholder Representative on behalf of itself and the Company Securityholders each agree and acknowledges that such irrevocable waiver contained in this Section 7.6 is material to this Agreement and specifically relied upon by Purchaser and its Affiliates to induce Purchaser to enter in this Agreement, and each of the Company, each Company Subsidiary, the Company Principal Shareholders and Shareholder Representative on behalf of itself and the Company Securityholders further intends and understands such waiver to be valid, binding and enforceable against such persons and each of their respective Affiliates under applicable Law. This Section 7.6 shall survive termination of this Agreement for any reason.

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7.7 No Trading. Each of the Company and Shareholders’ Representative acknowledges and agrees that it is aware, and that its Affiliates are aware (and each of their respective representatives is aware or, upon receipt of any material nonpublic information of the Purchaser, will be advised) of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC and Nasdaq promulgated thereunder or otherwise (the “Federal Securities Laws”) and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. Each of the Company and Shareholders’ Representative hereby agrees that, while it is in possession of such material nonpublic information of the Purchaser, it shall not purchase or sell any securities of the Purchaser in violation of such Laws, communicate such information to any third party without the consent of the Purchaser, take any other action with respect to the Purchaser in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

7.8 Completion of Acquisitions of Assets and New Subsidiaries. Prior to the Closing: (i) AHA shall acquire all of the capital stock, and be the sole owner of all equity interests and capital stock of Accountable Care Management Group, LLC, Health Promoters, LLC , Jupiter Medical Group, P.A. and Primary Care Associates, P.A.; (ii) AHA shall acquire certain assets intellectual property and rights, including but not limited to copyrights, patents, pending patents, and continuation in part, of Clinigence Health, Inc., a Delaware corporation (“Clinigence Health”) and Clinigence Holdings, Inc., a Delaware corporation (“Clinigence Holdings”) upon the terms and pursuant to that certain Intellectual Property Asset Purchase Agreement (the “IP APA Agreement”) by and among Clinigence Health, Clinigence Holdings, AHA Analytics, Inc., a Delaware corporation (“Purchaser”) and Accountable Healthcare America Inc.; (iii) that certain Managed Services Agreement dated as of May 27, 2020 by and among Clinigence Health, AHA Analytics, Inc. and Clinigence Health, Inc. shall have become effective and be in full force and effect with no breach or violation thereof; and (iv) that certain License Agreement dated as of May 27, 2020 by and among Clinigence Health and AHA Analytics, Inc. shall have become effective and be in full force and effect, with no breach or violation thereof.

ARTICLE VIII
COVENANTS OF ALL PARTIES HERETO

The Parties hereto covenant and agree that:

8.1 Commercially Reasonable Efforts; Further Assurances.

(a) Subject to the terms and conditions of this Agreement, each party (other than the Shareholders’ Representative) shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Laws, or as reasonably requested by the other parties, to consummate and implement expeditiously each of the transactions contemplated by this Agreement, including using reasonable best efforts to (i) obtain all necessary actions, nonactions, waivers, consents, approvals and other authorizations from all applicable Authorities prior to the Effective Time, and (ii) avoid an Action or proceeding by any Authority, and (iii) execute and deliver any additional instruments necessary to consummate the transactions contemplated by this Agreement. The parties hereto (other than the Shareholders’ Representative) shall execute and deliver such other documents, certificates, agreements and other writings and take such other actions as may be necessary or desirable in order to consummate or implement expeditiously each of the transactions contemplated by this Agreement.

(b) Without limiting the generality of Section 8.1(a), each party hereto (other than the Shareholders’ Representative) agrees to, and shall cause its respective Affiliates to, make as promptly as practicable any filings or notifications required to be made by it under any other applicable antitrust, competition, or trade regulation Law and to supply as promptly as practicable to the appropriate Authority any additional information and documentary material that may be requested by such Authority pursuant to the applicable antitrust, competition, or trade regulation Law.

(c) Subject to applicable Law, each of the Company and Purchaser agrees to (i) cooperate and consult with the other regarding obtaining and making all notifications and filings with Authorities, (ii) furnish to the other such information and assistance as the other may reasonably request in connection with its preparation of any notifications or filings, (iii) keep the other apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement, including promptly furnishing the other with copies of notices or other communications received by such party from, or given by such party to, any third party or any Authority with respect to such transactions, (iv) permit the other party to review and incorporate the

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other party’s reasonable comments in any communication to be given by it to any Authority with respect to any filings required to be made with, or action or nonactions, waivers, expirations or terminations of waiting periods, clearances, consents or orders required to be obtained from, such Authority in connection with execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and (v) to the extent reasonably practicable, consult with the other in advance of and not participate in any meeting or discussion relating to the transactions contemplated by this Agreement, either in person or by telephone, with any Authority in connection with the proposed transactions unless it gives the other party the opportunity to attend and observe; provided, however, in each of clauses (iii) and (iv) above, that materials may be redacted (A) to remove references concerning the valuation of such party and its Affiliates, (B) as necessary to comply with contractual arrangements or applicable Laws, and (C) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.

8.2 Compliance with SPAC Agreements. The Company and Purchaser shall comply with each of the following agreements (“SPAC Agreements”) (i) Investment Management Trust Agreement, dated November 18, 2019, by and between the Purchaser and Continental Stock Transfer& Trust Company; (ii) the Rights Agreement as of November 18, 2019 between Purchaser and Continental Stock Transfer & Trust Company; and (iii) the Warrant Agreement is made as of November 18, 2019 between Purchaser and Continental Stock Transfer& Trust Company.

8.3 Cooperation with Purchaser to Prepare and File Proxy Statement.

(a) Notwithstanding anything in this Agreement to the contrary, it is understood and agreed that as soon as reasonably practicable, after receiving all necessary information relating to the Company Group members from the Company for inclusion in the Proxy Statement, the Purchaser shall prepare and file with the SEC the Proxy Statement, or such other form, statement, or report as may be required under the United States federal securities laws (such Proxy Statement, or such other report or form, whether in preliminary or definitive form, and any amendments or supplements thereto, the “SEC Statement”) for the purpose of seeking the Purchaser Stockholder Approval. Each party shall use its reasonable best efforts to prepare the Proxy Statement (including any and all financial statements and financial information) and thereafter resolve all SEC comments on the Proxy Statement as promptly as practicable after such filing, and Purchaser and the Company shall take all action reasonably required (other than qualifying to do business in any jurisdiction in which it is not now so qualified, or filing a general consent to service of process) to be taken under any applicable state securities Laws in connection with the issuance of Purchaser Merger Shares pursuant to the terms of this Agreement. Each of Purchaser and the Company members shall furnish all information as may be reasonably requested by the other parties in connection with any such action and the preparation, filing and distribution of the Proxy Statement and any Other Filing. As promptly as practicable after all SEC comments on the Proxy Statement shall have been resolved, Purchaser shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as of the record date for the Purchaser Stockholder Meeting.

(b) The Company shall, and the Company shall cause each member of the Company Group and each Person whom intends to serve as a director of the Purchaser or member of executive management of Purchaser following Closing to provide Purchaser with all reasonable information concerning the business of the Company Group and the management, operations and financial condition of the Company Group as is required by the SEC for inclusion in the Proxy Statements (“Company Information”), including, all financial statements required by relevant securities laws and regulations (the “Required Company Financial Statements”), which shall be prepared under such accounting principles and for such periods as required by the forms, rules and regulations of the SEC or as requested by the SEC in connection with its review of the Proxy Statement or any Other Filing. Subject to the Company’s review and approval of any Proxy Statement including Company Information and the consent of the Company’s auditor to the inclusion of the Required Company Financial Statements in any Proxy Statement (in each case, such approval or consent not to be unreasonably withheld, conditioned or delayed), the Company acknowledges and agrees that Company Information (including the Company Group Financial Statements), or summaries thereof or extracts therefrom, may be included in the Proxy Statement and any other filings required under the Exchange Act, Securities Act or any other United States federal, foreign or blue sky laws (“Other Filings”). In connection therewith, each of Purchaser and the Company shall instruct their respective employees, counsel, financial advisors, auditors and other authorized representatives to reasonably cooperate with the other parties and their respective employees, counsel, financial advisors, auditors and other authorized representatives as relevant if required to achieve the foregoing. No filing of, or amendment or supplement to, the Proxy Statement or any Other Filing will be made

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(in each case including documents incorporated by reference therein) by either Purchaser or the Company without providing the other with a reasonable opportunity to review and comment thereon. Notwithstanding the foregoing, neither the Company nor the Purchaser will file any Proxy Statement or Other Filings without the other party’s approval (such approval not to be unreasonably withheld, conditioned or delayed). Purchaser and the Company will advise the other parties hereto promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or Other Filings, as applicable, or comments thereon and responses thereto or requests by the SEC for additional information and each party will promptly provide the other with copies of any written communication between it or any of its representatives, on the one hand, and the SEC, any state securities commission or their respective staffs, on the other hand, with respect to the Proxy Statement or the Merger. Purchaser and the Company shall use their respective reasonable best efforts, after consultation with each other, to resolve all such requests or comments with respect to the Proxy Statement or Other Filings as promptly as reasonably practicable after receipt thereof. Without limiting the generality of the foregoing, each of Purchaser and the Company shall cooperate with each other in the preparation of each of Proxy Statement and Other Filing and each of Purchaser and the Company shall furnish the other with all information concerning it and its Affiliates as the requesting party (after consulting with counsel) may deem reasonably necessary or advisable in connection with the preparation of the Proxy Statement or Other Filings, as applicable. Purchaser and the Company shall notify each other promptly of the time when the Proxy Statement shall be declared definitive, of the issuance of any stop order or suspension of the qualification of the Purchaser Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement, Other Filings or for additional information.

(c) The Company and each member of the Company Group covenants that as of the date of the filing of any Proxy Statement with the SEC or Other Filing, none of the Company Information, Company Group Financial Statements or other financial information supplied by the Company in connection with the Proxy Statement or Other Filing shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading.

(d) If at any time prior to the Effective Time any information relating to Purchaser or the Company or any of their respective Affiliates, directors, officers or stockholders, should be discovered by Purchaser or the Company which should be set forth in an amendment or supplement to either the Proxy Statement or Other Filings, so that any such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to Purchaser’s stockholders.

8.4 Confidentiality. Except as necessary to complete the Proxy Statement or any other Proxy Statements or Other Filings, the Company, on the one hand, and Purchaser and Merger Sub, on the other hand, shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources, which source is not the agent of the other party, by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, to the extent legally permissible, such party shall give timely written notice to the other party so that such party may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information. The parties acknowledge that some previously confidential information will be required to be disclosed in the Proxy Statement and any other SEC Statements and Other Filings. Notwithstanding anything in this Agreement to the contrary, following the Closing, the Shareholders’ Representative shall be permitted to disclose information as required by Law or to employees, advisors, agents or consultants of the Shareholders’ Representative and to the Company

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Securityholders, in each case who have a need to know such information, provided that such persons are subject to confidentiality obligations with respect thereto.

8.5 Directors’ and Officers’ Indemnification and Liability Insurance.

(a) All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of the Company and the Purchaser as provided in their respective organizational documents or in any indemnification agreements shall survive the applicable Merger and shall continue in full force and effect in accordance with their terms.

(b) Prior to the Closing Date, Purchaser shall purchase a directors and officers tail liability insurance policy, with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c) The provisions of this Section 8.5 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of the Company or the Purchaser for all periods ending on or before the Closing Date and may not be changed with respect to any officer or director without his or her written consent.

(d) Prior to the Effective Time, the Company shall be permitted to obtain and fully pay the premium for a seven (7) year prepaid “tail” policy for the extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ liability insurance policies, for claims reporting or discovery period of seven years from and after the Effective Time, on terms and conditions providing coverage retentions, limits and other material terms substantially equivalent to the current policies of directors’ and officers’ liability insurance maintained by the Company with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby. After the Effective Time, Purchaser shall cause such “tail” policy to be maintained in full force and effect, for its full term, and shall honor all of its obligations thereunder, and no party shall have any other obligation to purchase or pay for any insurance hereunder.

8.6 Execution of Employment Agreements with Senior Management. The Company will identify members of the senior management team and will execute an offer letter or other employment related agreement with each such senior management member as set forth on Schedule 8.6, in such form and terms as agreed upon by the Company, such persons and Purchaser.

8.7 Repayment of Purchaser Indebtedness and other Liabilities. Except as agreed upon by Purchaser in writing, prior to or concurrent with the Closing, and subject to the adjustment in the number of Purchaser Merger Shares provided in Section 3.1(a), Purchaser shall repay and extinguish all expenses, Indebtedness and other liabilities without any further Liability to the Company or Purchaser, and shall deliver, at least five (5) Business Days prior to the Closing Date, executed waivers, payoff letters or final invoices, as applicable, from each vendor, lender, creditor, noteholder or other counterparty to which such expenses, Indebtedness or other liabilities.

8.8 Certain Tax Matters. Purchaser and the Company shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Purchaser nor the Company shall take any action, or fail to take any action, that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Purchaser and the Company intend to report and, except to the extent otherwise required by a change in Law, shall report, for U.S. federal income tax purposes, the Merger as a “reorganization” within the meaning of Section 368(a) of the Code, unless otherwise required by applicable Law.

8.9 Equity Incentive Plan. Prior to the Closing, the Board of Directors of Purchaser shall approve and Purchaser’s stockholders shall approve as part of the Purchaser’s Proxy Statement a stock based equity incentive plan in form and substance acceptable to the Company and which would include a reserve for a number of shares available for issuance under the Equity Incentive Plan equal to ten percent (10%) of the total number of shares of Purchaser Common Stock on a fully-diluted basis anticipated to be issued and outstanding following the Closing Date; and (b) such other terms are customary for a company whose securities are traded on the Nasdaq Stock Market and (c) otherwise in form and substance acceptable to the Company and the Purchaser.

8.10 Retention of Proxy Solicitation Agent. The Parties shall use their reasonable efforts to retain a proxy solicitation agent mutually acceptable to the Parties, within ten (10) Business Days of execution of this Agreement to assist the Parties with preparing the Proxy Statement and soliciting Purchaser’s stockholders to obtain the affirmative vote of the Purchaser’s stockholders in favor of the Merger, and such other matters as may be determined by the Parties.

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8.11 Post-Closing Covenant Regarding Release of Shares from Lock-Up Agreements. The Company and the Shareholder Representative on behalf of the Company Securityholders each covenant and agree that they shall not request that, and shall not allow the Board of Directors’ representatives serving on the Board of Directors of Purchaser, any Purchaser Merger Shares be released from any lockup prior to expiration of the Lockup Up Period End Date.

ARTICLE IX
CONDITIONS TO CLOSING

9.1 Condition to the Obligations of the Parties. The obligations of all of the parties to consummate the Closing are subject to the satisfaction of all the following conditions:

(a) No provisions of any applicable Law, and no Order shall restrain or prohibit, or impose any condition on, the Closing;

(b) The Merger shall have been completed and the Certificate of Merger evidencing the merger of Merger Sub with and into AHA shall have been received from the Delaware Secretary of State;

(c) The required stock exchange and regulatory review (including SEC and Nasdaq) has been completed, and all governmental approvals required for the Merger shall have been obtained and the Purchaser’s Units, Purchaser’s Common Stock (including the Purchaser Merger Shares) and Purchaser’s Warrants shall continue to be listed for trading on Nasdaq;

(d) There shall not be any Action brought, commenced or threatened by any governmental Authority or other Person to enjoin, challenge, interfere with or otherwise restrict the consummation of the Closing;

(e) Each of the Purchaser Stockholder Approval for (i) the Merger and (ii) the adoption of a new equity- based incentive plan with a reserve of up to ten (10%) percent of the Purchaser’s issued and outstanding common stock, on a fully-diluted basis, immediately after the Closing, shall have been obtained;

(f) [ reserved]

(g) Each of the directors and officers of Purchaser, other than Jonathan Intrater, shall provide their resignations as officers and directors of Purchaser, effective at Closing.

9.2 Conditions to Obligations of Purchaser and Merger Sub. The obligation of Purchaser and Merger Sub to consummate the Closing is subject to the satisfaction, or the waiver at Purchaser’s sole and absolute discretion, of all the following further conditions:

(a) The Company shall have duly performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date.

(b) All of the representations and warranties of the Company contained in this Agreement and in any certificate delivered by the Company pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall: (i) be true and correct at and as of the date of this Agreement, or, (ii) if otherwise specified, when made or when deemed to have been made, and (iii) be true and correct as of the Closing Date, except in the case of (i), (ii) and (iii) for any inaccuracies in such representations and warranties which would not in the aggregate reasonably be expected to have a Material Adverse Effect.

(c) There shall have been no continuing event, change or occurrence which individually or together with any other event, change or occurrence, would reasonably be expected to have a Material Adverse Effect upon the Company Group.

(d) The transactions and agreements contemplated in Section 7.8 above shall have been consummated and completed upon the terms and conditions in effect as of the date of this Agreement.

(e) Purchaser shall have received a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the effect set forth in clauses (a) through (d) of this Section 9.2 (the “Company Certificate”).

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(e) Purchaser shall have received the Financial Statements and the Projections.

(f) Purchaser shall have received (i) a copy of the Charter Documents of the Company certified as of a recent date by the Secretary of State or similar official of its jurisdictions of organization, (ii) copies of resolutions duly adopted by the board of directors of the Company and by vote or consent of the Shareholders authorizing this Agreement, the Additional Agreements and the transactions contemplated hereby and thereby, (iii) a certificate of the Secretary of the Company certifying as to signatures of the officer(s) executing this Agreement and any certificate or document to be delivered pursuant hereto, together with evidence of the incumbency of such Secretary, and (iv) a good standing certificate for each of the Company and its Subsidiaries certified as of a date no later than thirty (30) days prior to the Closing Date from the proper Governmental Authority of the jurisdiction of organization of each of the Company and its Subsidiaries.

(g) Each of the Registration Rights Agreement, Lock-up Agreement and Escrow Agreement shall have been duly executed and delivered by each party thereto other than Purchaser.

(h) The Company shall have delivered to the Purchaser executed (i) payoff letters for all Indebtedness, expenses and other liabilities of the Company and each of its Subsidiaries that remain unpaid as of immediately prior to the Closing and (ii) any required consents to the transactions contemplated hereunder under any Material Contracts, Leases or Permits.

(i) The Company shall have entered into the Employment Agreement with each of individuals set forth on Schedule 8.6.

(j) Each of the Persons set forth in Schedule 9.2 (j) shall have entered into a non-competition and non-solicitation agreement for a period of three (3) years after the Closing in return for the consideration being delivered hereunder.

(k) The Purchaser shall have received all certificates, if certificated (or lost stock affidavits) representing Company Securities held by Company Securityholders.

(l) The Purchaser shall have received an opinion of counsel to the Company Group with respect to the matters describe on Exhibit E annexed hereto.

(m) The Purchaser shall receive written evidence of: (i) the termination of the existing employment, severance, or similar compensation agreements between AHA, ACMG and the individuals referenced on Schedule 4.24 and (ii) other than those persons whose names appear on Schedule 2.7, the resignation of all persons including Mr. Fred Sternberg, from the Board of Directors of AHA.

(n) The Company shall have received debt and equity financing in an amount necessary sufficient for the purposes of paying Company Indebtedness and to provide working capital based upon the pro forma financial statements to be filed with the Proxy Statement.

(o) The Purchaser shall receive any and all FIRPTA certifications from the Company Securityholders as may be necessary or required under Law.

(p) The Purchaser shall receive written evidence of: (i) release of any and all Liens with respect to any shares of capital stock of the Company and each member of the Company Group; (ii) conversion of all outstanding shares of Company Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and Company Notes; (iii) except as set forth on Schedule 9.2(p) termination of all stockholder agreements, voting agreements, rights of first refusal, put or similar rights, pledge agreements, operating agreements and similar contracts or agreements between any stockholders of the Company or any pre-closing member or stockholder of any Subsidiary; (iv) termination of any broker’s or finders’ fees agreements binding upon the Company or any member of the Company Group; (v) other than earnout obligations with respect to acquisition of HP, Jupiter and PCA as described in reasonable detail by the Company to Purchaser and as set forth on Schedule 4.16, termination of any and all agreements related to profit sharing with respect to any member of the Company Group; and (vi) the termination of the additional agreements specified on Schedule 9.2(p)(vi).

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9.3 Conditions to Obligations of the Company. The obligations of the Company to consummate the Closing is subject to the satisfaction, or the waiver at the Company’s discretion, of all of the following further conditions:

(a) (i) The Purchaser and Merger Sub shall each have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Purchaser and Merger Sub contained in this Agreement, and in any certificate or other writing delivered by the Purchaser pursuant hereto, disregarding all qualifications and expectations contained therein relating to materiality shall be true and correct in all respects at and as of the Closing Date, as if made at and as of such date, except for any inaccuracies in such representations and warranties which would not in the aggregate reasonably be expected to have a Material Adverse Effect on the Purchaser or on Purchaser’s ability to consummate the transactions contemplated by this Agreement and the Additional Agreements, and (iii) the Company shall have received a certificate signed by an authorized officer of the Purchaser to the foregoing effect.

(b) Purchaser shall have executed and delivered to the Company a copy of each Additional Agreement to which it is a party.

9.4 Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article IX to be satisfied if such failure was caused by the failure of such Party or any of its Affiliates to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE X
INDEMNIFICATION

10.1 Indemnification of Purchaser. From and after the Closing, the Escrow Participants hereby agree to indemnify and hold harmless Purchaser against and in respect of any actual and direct out-of-pocket loss, cost, payment, demand, penalty, forfeiture, expense, liability, judgment, deficiency or damage (including actual costs of investigation and attorneys’ fees and other costs and expenses) (all of the foregoing collectively, “Losses”) incurred or sustained by Purchaser as a result of: (a) any breach or inaccuracy of any of the representations, warranties set forth in Article IV (as modified by the Schedules) or in the Company Certificate, in each case as of the Closing Date, and (b) any breach or nonfulfillment of any covenants of the Company contained in this Agreement to be performed prior to the Closing Date; provided, however, any breach related to Section 4.37 (Projections) shall be limited to a claim based upon fraud, an untrue statement of material information, or omission of material information or the lack of good faith in the preparation of such Projections and (c) any Losses resulting from the matters described on Schedule 10.1(c). Notwithstanding anything in this Agreement to the contrary, the maximum liability of the Escrow Participants under this Agreement, including this Article X, or otherwise in connection with the transactions contemplated by this Agreement shall in no event exceed an amount equal to: (i) the Escrow Share Value, multiplied by (ii) the Escrow Shares (the “Indemnifiable Loss Limit”). The Purchaser shall not be entitled to indemnification pursuant to this Section 10.1 unless and until the aggregate amount of Losses to Purchaser equals at least $200,000 (the “Basket”), at which time, subject to the Indemnifiable Loss Limit, the Purchaser shall be entitled to indemnification for any Losses above the Basket per Loss. The Escrow Participants shall have no liability or obligation to indemnify any Purchaser or any other Indemnified Party under this Agreement with respect to the breach or inaccuracy of any representation, warranty, covenant or agreement based on any matter, fact or circumstance known to Purchaser or any of its representatives or disclosed in the information set out in any Schedule to this Agreement.

10.2 Procedure. The following shall apply with respect to all claims by the Purchaser (an “ Indemnified Party”) for indemnification pursuant to this Article X:

(a) An Indemnified Party shall give the Shareholders’ Representative prompt notice (an “Indemnification Notice”) of any third-party action with respect to which such Indemnified Party seeks indemnification pursuant to Section 10.1 or 10.2 (a “Third-Party Claim”), which shall describe in reasonable detail the Loss that has been or may be suffered by the Indemnified Party. The failure to give the Indemnification Notice shall not impair any of the rights or benefits of such Indemnified Party under Sections 10.1 or 1.2, except to the extent such failure prejudices the ability of the Escrow Participants (any of such parties, “Indemnifying Parties”) to defend such claim or increases the amount of such liability.

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(b) In the case of any Third-Party Claims as to which indemnification is sought by any Indemnified Party, such Indemnified Party shall be entitled, at the sole expense and liability of the Escrow Participants, to exercise full control of the defense, compromise or settlement of any Third-Party Claim unless the Shareholders’ Representative, within a reasonable time after the giving of an Indemnification Notice by the Indemnified Party (but in any event within twenty (20) Business Days thereafter), shall notify such Indemnified Party in writing of the intention of the Shareholders’ Representative to assume the defense thereof.

(c) If the Indemnifying Parties assume the defense of any such Third-Party Claim pursuant to Section 10.3(b), then the Indemnified Party shall cooperate with the Indemnifying Parties in any manner reasonably requested in connection with the defense, and the Indemnified Party shall have the right to be kept fully informed by the Indemnifying Parties and their legal counsel with respect to the status of any legal proceedings, to the extent not inconsistent with the preservation of attorney-client or work product privilege. If the Indemnifying Parties so assume the defense of any such Third-Party Claim the Indemnified Party shall have the right to employ one separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the expense of such Indemnified Party unless (i) the Indemnifying Parties have agreed to pay such fees and expenses, or (ii) the named parties to any such Third-Party Claim (including any impleaded parties) include an Indemnified Party and an Indemnifying Party and such Indemnified Party shall have been advised in writing by its counsel that there is a conflict of interest between such Indemnified Party and the Indemnifying Parties in the conduct of the defense thereof, and in any such case the reasonable documented out-of-pocket fees and expenses of one separate counsel of the Indemnified Party shall be borne by the Indemnifying Parties subject to the limitations set forth in this Article X.

(d) If the Indemnifying Parties elect to assume the defense of any Third-Party Claim pursuant to Section 10.3(b), the Indemnified Party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability unless the Indemnifying Parties withdraw from the defense of such Third-Party Claim, or unless a judgment is entered against the Indemnified Party for such liability by an Authority of competent jurisdiction. If the Indemnifying Parties do not elect to defend, or if, after commencing or undertaking any such defense, the Indemnifying Parties withdraw such defense, the Indemnified Party shall have the right to undertake the defense or settlement thereof, at the Indemnifying Parties’ expense subject to the limitations set forth in this Article X. In the event the Indemnified Party retains control of the Third-Party Claim, the Indemnified Party will not settle the subject claim without the prior written consent of the Indemnifying Party, which consent will not be unreasonably withheld or delayed.

(e) If the Indemnified Party undertakes the defense of any such Third-Party Claim pursuant to Section 10.1 or 10.2 and proposes to settle the same prior to a final judgment thereon or to forgo appeal with respect thereto, then the Indemnified Party shall give the Indemnifying Parties prompt written notice thereof and the Indemnifying Parties shall have the right to participate in the settlement, assume or reassume the defense thereof or prosecute such appeal, in each case at the Indemnifying Parties’ expense. The Indemnifying Parties shall not, without the prior written consent of such Indemnified Party settle or compromise or consent to entry of any judgment with respect to any such Third-Party Claim (i) in which any relief other than the payment of money damages is or may be sought against such Indemnified Party, (ii) in which such Third-Party Claim could be reasonably expected to impose or create a monetary liability on the part of the Indemnified Party (such as an increase in the Indemnified Party’s income Tax) other than the monetary claim of the third party in such Third-Party Claim being paid pursuant to such settlement or judgment, or (iii) which does not include as an unconditional term thereof the giving by the claimant, person conducting such investigation or initiating such hearing, plaintiff or petitioner to such Indemnified Party of a release from all liability with respect to such Third-Party Claim and all other actions (known or unknown) arising or which might arise out of the same facts.

(f) Following the Closing, the disinterested members of the board of directors of the Purchaser shall have the authority to institute and prosecute any claims for indemnification hereunder in good faith on behalf of the Purchaser to enforce the terms of this Agreement.

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10.3 Escrow of Escrow Shares by Escrow Participants. The Company hereby authorizes the Purchaser to deliver the Indemnification Escrow Shares into escrow (the “Escrow Fund”) pursuant to the Indemnification Escrow Agreement. For purposes of this Article X, the Indemnification Escrow Shares are valued at the greater of: (i) $10.00 per share; or (ii) the Purchaser Redemption Amount (the “Escrow Share Value”).

(a) Indemnification Escrow Shares; Payment of Dividends; Voting. Any dividends, interest payments, or other distributions of any kind made in respect of the Escrow Shares will be delivered promptly to the Escrow Agent to be held in escrow (the “Escrow Income”). Each Escrow Participant shall be entitled to vote such Escrow Participant’s Escrow Pro Rata Portion of the Indemnification Escrow Shares on any matters to come before the shareholders of the Purchaser. It is intended that for U.S. federal income tax purposes that while the Indemnification Escrow Shares are held by the Escrow Agent, the Escrow Participants shall be treated owners of the Indemnification Escrow Shares, and to the extent required by Applicable Law, the Escrow Agent shall report in a manner consistent with such treatment.

(b) Distribution of Escrow Shares. At the times provided for in Section 11.3(d), the Indemnification Escrow Shares shall be distributed to each Escrow Participant in accordance with such Escrow Participant’s Escrow Pro Rata Portion. The Purchaser will take such action as may be necessary to cause such certificates to be issued in the names of the appropriate persons. Certificates representing Indemnification Escrow Shares so issued that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and delivered from the Escrow Fund and all fractional shares shall be rounded to the nearest whole share.

(c) Assignability. Other than for estate planning purposes, no Indemnification Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, by the Escrow Participants or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of the Escrow Participants, prior to the delivery to such Escrow Participants of the Escrow Fund by the Escrow Agent as provided herein.

(d) Release from Escrow Fund. As soon as practicable, but in no event later than five (5) Business Days, following expiration of the Survival Period (the “Release Date”), the Indemnification Escrow Shares will be released from escrow to the Escrow Participants (in accordance with such Escrow Participant’s Escrow Pro Rata Portion) less the number of Indemnification Escrow Shares (at an assumed value equal to the Escrow Share Value per Indemnification Escrow Share) reasonably necessary to serve as security for Losses set forth in any Indemnification Notice delivered by the Purchaser prior to the expiration of the Survival Period that remain pending and unresolved. Prior to the Release Date, the Shareholders’ Representative and the Purchaser shall jointly issue to the Escrow Agent a certificate executed by each of them instructing the Escrow Agent to release such number of Indemnification Escrow Shares (in accordance with such Escrow Participant’s Escrow Pro Rata Portion) determined in accordance with this Section 10.4(d). Promptly, but in no event later than five (5) Business Days, following the resolution in accordance with the provisions of this Article X of any claim(s) for indemnification that remain unresolved as of the Release Date the Shareholders’ Representative and the Purchaser shall jointly issue to the Escrow Agent a certificate executed by each of them instructing the Escrow Agent to release to each Escrow Participant (in accordance with such Escrow Participant’s Escrow pro rata portion) the number of Indemnification Escrow Shares retained in escrow following the resolution of such claim(s) and not released to Purchaser.

10.4 Payment of Indemnification. In the event that Purchaser is entitled to any indemnification for any Losses pursuant to this Agreement or otherwise in connection with the transactions contemplated by this Agreement, the Purchaser’s sole and exclusive remedy for such Losses shall be the recovery of a number of shares of Purchaser Common Stock from the Indemnification Escrow Shares having a value equal to the Losses that have been finally determined to be owing to the Purchaser in accordance with this Article X (at an assumed value equal to the Escrow Share Value per Indemnification Escrow Share), in each case, subject to the limitations set forth in this Article X. Any payments to Purchaser from the Indemnification Escrow Shares will be treated as a reduction in the number of shares of Purchaser Common Stock issued to the Escrow Participants for U.S. federal income tax purposes.

10.5 Insurance. In calculating amounts of Losses payable to an Indemnified Party hereunder, the amount of any indemnified Losses shall be determined net of amounts actually recovered under any insurance policy or other third-party reimbursement actually received.

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10.6 Survival of Indemnification Rights. The representations and warranties of the Company shall survive until 18 months (the “Survival Period”) following the Closing. The covenants of the Company contained in this Agreement to be performed prior to Closing shall expire and be of no further force or effect as of the Closing, provided, that claims for breach or nonfulfillment thereof shall survive until the expiration of the Survival Period. The indemnification to which any Indemnified Party is entitled from the Indemnifying Parties pursuant to Section 10.1 for Losses shall be effective so long as it is asserted prior to the expiration of the Survival Period; provided, that in the event that any Indemnification Notice shall have been given in accordance with the provisions of this Agreement prior to the expiration of the Survival Period and such claim has not been finally resolved by the expiration of the Survival Period, the representations, warranties, covenants, agreements or obligations that are the subject of such Indemnifications Notice shall survive solely for purposes of resolving such claim until such matters are finally resolved. The parties acknowledge that the time periods set forth in this Section 10.6 for the assertion of claims under this Agreement are the result of arms’-length negotiation among the parties and that they intend for the time periods to be enforced as agreed by the parties without regard to the applicable statute of limitations with respect to such matters and that the 20 year statute of limitations contemplated by Title 10 of Section 8106(c) of the Delaware Code shall not apply to this Agreement.

10.7 Sole and Exclusive Remedy. The remedies provided in this Article X and the rights to enforce the Additional Agreements in accordance with their terms shall be deemed the sole and exclusive remedies of the Indemnified Parties, from and after the Closing Date, with respect to any and all claims arising out of or related to this Agreement or in connection with the transactions contemplated hereby, except nothing in this Agreement (i) will limit the parties’ rights to seek injunctive relief or other equitable remedies, (ii) would prevent Purchaser or the Company from bringing an action for fraud (with scienter) against the Person who committed such Fraud (with scienter) or (iv) limit the right of any Person to pursue remedies under any Additional Agreement against the parties thereto

ARTICLE XI
DISPUTE RESOLUTION

11.1 Arbitration.

(a) The parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before one arbitrator (the “Arbitrator”). Binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(b) If the parties cannot agree upon the Arbitrator, the Arbitrator shall be selected by the New York, New York chapter head of the American Arbitration Association upon the written request of any Party. The Arbitrator shall be selected within 45 days of the written request of any party.

(c) Except with respect to matters set forth in Article II that relate to the effectuation of the Merger, which are exclusively governed by the Law of the State of Delaware, the laws of the State of New York shall apply to any arbitration hereunder. In any arbitration hereunder, this Agreement shall be governed by the laws of the State of New York applicable to a contract negotiated, signed, and wholly to be performed in the State of New York, which laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of law, within 90 days after he shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(d) The arbitration shall be held in New York, New York in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein. Each of the Company, the Purchaser and the Shareholders’ Representative hereby consents to the exclusive jurisdiction of the State and County of New York, New York,

(e) On application to the Arbitrator, any party shall have rights to discovery to the same extent as would be provided under the Federal Rules of Civil Procedure, and the Federal Rules of Evidence shall apply to any arbitration under this Agreement; provided, however, that the Arbitrator shall limit any discovery or evidence such that his decision shall be rendered within the period referred to in Section 11.1(c).

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(f) The Arbitrator may, at his discretion and at the expense of the party who will bear the cost of the arbitration, employ experts to assist him in his determinations.

(g) The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief as provided in Section 11.1(h), as applicable (including actual attorneys’ fees and costs), shall be borne by the unsuccessful party (if the Shareholders’ Representative, then solely on behalf of the Company Securityholders) and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs in such decision. The determination of the Arbitrator shall be final and binding upon the parties and not subject to appeal.

(h) Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The parties expressly consent to the non-exclusive jurisdiction of the courts (Federal and state) in Delaware, to enforce any award of the Arbitrator or to render any provisional, temporary, or injunctive relief in connection with or in aid of the Arbitration. The parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the parties hereto) shall have been absent from such arbitration for any reason, including that such party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

(i) The parties (in the case of the Shareholders’ Representative, solely on behalf of the Company Securityholders) shall indemnify the Arbitrator and any experts employed by the Arbitrator and hold them harmless from and against any claim or demand arising out of any arbitration under this Agreement or any agreement contemplated hereby, unless resulting from the gross negligence or willful misconduct of the person indemnified.

(j) Notwithstanding anything herein to the contrary, the parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. The parties expressly consent to the non-exclusive jurisdiction of the courts (Federal and state) in Delaware to render such relief and to enforce specifically the terms and provisions of this Agreement.

11.2 Waiver of Jury Trial; Exemplary Damages.

(a) THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVE ANY RIGHT EACH SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY ACTION OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. NO PARTY SHALL BE AWARDED PUNITIVE OR OTHER EXEMPLARY DAMAGES RESPECTING ANY DISPUTE ARISING UNDER THIS AGREEMENT.

(b) Each of the parties to this Agreement acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective party and that such party has discussed the legal consequences and import of this waiver with legal counsel. Each of the parties to this Agreement further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

ARTICLE XII
TERMINATION

12.1 Termination Without Default. In the event an Authority shall have issued an Order, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which Order is final and non-appealable, Purchaser or the Company shall have the right, at its sole option, to terminate this Agreement without liability to the other party.

12.2 Termination Upon Default.

(a) The Purchaser may terminate this Agreement by giving notice to the Company on or prior to the Closing Date, without prejudice to any rights or obligations Purchaser may have, if: (i) the Company shall have breached any representation, warranty, agreement or covenant contained herein to be performed on or prior to the Closing Date, which has rendered the satisfaction of any of the conditions set forth in Section 9.2 impossible; and (ii) such breach shall not be cured by thirty (30) days following receipt by the Company of a written notice from Purchaser describing in reasonable detail the nature of such breach.

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(b) The Company may terminate this Agreement by giving notice to Purchaser, without prejudice to any rights or obligations the Company may have, if: (i) Purchaser shall have breached any of its covenants, agreements, representations, and warranties contained herein to be performed on or prior to the Closing Date, which has rendered the satisfaction of any of the conditions set forth in Section 9.3 impossible; and (ii) such breach shall not be cured by thirty (30) days following receipt by Purchaser of a written notice from the Company describing in reasonable detail the nature of such breach.

12.3 Termination By the Purchaser.

This Agreement may be terminated by the Purchaser prior to the Closing as follow:

(a) by written notice by Purchaser to the Company, if (i) there shall have been a Material Adverse Effect on the Company Group following the date of this Agreement which is uncured and continuing or (ii) the Company Group amends, changes or modifies or seeks to amend, change or modify the Company Group disclosure schedules, Financial Statements or Projections delivered to the Purchaser pursuant to Article Four which amendment, change or modification will constitute a Material Adverse Change;

(b) by written notice by the Purchaser to the Company, if the Purchaser Stockholder Meeting is held (including any adjournment or postponement thereof) and has concluded, the Purchaser’s stockholders have duly voted, and the required Purchaser Stockholder Approval required for the Merger was not obtained.

12.4 Effect of Termination. If this Agreement is terminated pursuant to this Article XII, this Agreement shall become void and of no effect without liability of any party (or any shareholder, director, officer, employee, Affiliate, agent, consultant or representative of such party) to the other party hereto; provided that, if such termination shall result from the willful breach by a party of its covenants and agreements hereunder or fraud, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Section 8.11, 9.4, Article XI, Article XII and Article XIII shall survive any termination hereof pursuant to this Article XII.

12.5 Break-Up Fee. (a) Notwithstanding the provisions above, other than with respect to the failure of the SEC to provide to the Purchaser its notice of no further comments to the Proxy Statement, in the event that (i) the Closing does not take place on or prior to November 21, 2020 (unless such date is extended pursuant to the payment of the sum of $575,000 as contemplated in Section 3.3(g) above to continue the time period for Purchaser to complete a business combination) due to any material delay (provided such delay does not cause the Purchaser to liquidate under the SPAC Agreements) caused by or any reason attributable to the Company, any member of the Company Group or Shareholders’ Representative, or (ii) there is a valid and effective termination of this Agreement by the Purchaser pursuant to Sections 12.2 (a) or Section 12.3 (a), then the Company shall pay to the Purchaser a break-up fee in cash equal to Three Million Seven Hundred and Fifty Thousand U.S. Dollars ($3,750,000), plus all expenses up to $100,000 actually incurred by or on behalf of the Purchaser or any of its Affiliates in connection with the authorization, preparation, negotiation, execution or performance of this Agreement or the transactions contemplated hereby, including, without limitation, any related SEC filings and the Proxy Statement (such aggregate amount, the “Break-Up Fee”). The Break-Up Fee shall be paid by wire transfer of immediately available funds to an account designated in writing by the Purchaser within five (5) Business Days after the Purchaser delivers to the Company the amount of such expenses, along with reasonable documentation in connection therewith.

(b) Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that, with respect to any termination of this Agreement in circumstances where a Break- Up Fee is payable under this Section 12.5, the payment of such Break-Up Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which the Purchaser or its Affiliates would otherwise be entitled to assert against the Company, Shareholders’’ Representative or their Affiliates or any of their respective assets, or against any of their respective directors, officers, employees or shareholders with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the Purchaser or its Affiliates, provided, that the foregoing shall not limit (A) the Company, Shareholders’ Representative or their Affiliates from Liability for any fraud claim relating to events occurring prior to termination of this Agreement or (B) the rights of the Purchaser to seek specific performance or other injunctive relief in lieu of terminating this Agreement. Purchaser’s right to receive the Break-Up Fee may be assigned by Purchaser to its then existing stockholders in its sole discretion.

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ARTICLE XIII
MISCELLANEOUS

13.1 Notices. Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; (b) if by fax, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; (c) if email, on the date of transmission; or (d) five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

if to the Company (or, following the Closing, the Surviving Company)

Accountable Healthcare America, Inc.
2455 E. Sunrise Blvd., Suite 1204
Fort Lauderdale, FL 33304
Attn.; Warren Hosseinion Chief Executive Officer
Fax:
e-mail: warren.hosseinion@ahahealthcare.net

with a copy to (which shall not constitute notice):

Dickinson Wright PLLC
350 East Las Olas Blvd
Suite 1750
Ft. Lauderdale FL 33301
Attn.: Joel D. Mayersohn, Esq.
Fax: 844-670-6009
e-mail: JMayersohn@dickinsonwright.com

if to the Shareholders’ Representative, or to the Company Securityholders after Closing, to:

Michael Bowen
2455 E. Sunrise Blvd., Suite 1204
Fort Lauderdale, FL 33304
Fax:
e-mail: mike.bowen@ahahealthcare.net

if to the Purchaser or Merger Sub:

GreenVision Acquisition Corp.
One Penn Plaza
New York, NY 100
Attn: David Fu, Chief Executive Officer
Fax:
e-rnail: david.fu@glo.com.cn

with a copy to (which shall not constitute notice):

Becker& Poliakoff LLP
45 Broadway, 17th Floor
New York, NY 10006
Attention: Chengying Xiu, Esq.
Fax: (212) 557-0295
e-mail: Jxiu@beckerlawyers.com

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13.2 Amendments; No Waivers; Remedies.

(a) This Agreement cannot be amended, except by a writing signed by each party, and cannot be terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given.

(b) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c) Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d) Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

13.3 Arm’s length bargaining; no presumption against drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the parties, and no such relationship otherwise exists. No presumption in favor of or against any party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

13.4 Publicity. Except as required by law or applicable stock exchange rules and except with respect to the Additional Purchaser SEC Documents, the parties agree that neither they nor their agents shall issue any press release or make any other public disclosure concerning the transactions contemplated hereunder without the prior approval of the other party hereto. If a party is required to make such a disclosure as required by law or applicable stock exchange rules, the party making such determination will, if practicable in the circumstances, use reasonable commercial efforts to allow the other party reasonable time to comment on such disclosure in advance of its issuance. Notwithstanding anything in this Agreement to the contrary, following the Closing Date and the public announcement of the Merger, the Shareholders’ Representative shall be permitted to include in its marketing materials that it has been engaged to serve as the Shareholders’ Representative in connection with the Merger as long as such materials do not disclose any of the other terms of the Merger or the other transactions contemplated herein.

13.5 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, accountants and other advisors, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses, whether or not the Closing has taken place.

13.6 No Assignment or Delegation. No party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of the other party. Any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement.

13.7 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof, except that matters referred to in Article II that relate to the effectuation of the Merger are exclusively governed by the Laws of the State of Delaware.

13.8 Counterparts; facsimile signatures. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

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13.9 Entire Agreement. This Agreement together with the Additional Agreements, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein. No provision of this Agreement or any Additional Agreement may be explained or qualified by any agreement, negotiations, understanding, discussion, conduct or course of conduct or by any trade usage. Except as otherwise expressly stated herein or any Additional Agreement, there is no condition precedent to the effectiveness of any provision hereof or thereof.

13.10 Severability. A determination by a court or other legal authority that any provision that is not of the essence of this Agreement is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

13.11. Construction of certain terms and references; captions. In this Agreement:

(a) References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross- references to sections and subsections, schedules, and exhibits of this Agreement.

(b) The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “party” means a party signatory hereto.

(c) Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all;” and, unless otherwise specified, any financial or accounting term has the meaning of the term under United States generally accepted accounting principles as consistently applied heretofore by the Company.

(d) Unless otherwise specified, any reference to any agreement (including this Agreement), instrument, or other document includes all schedules, exhibits, or other attachments referred to therein, and any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the disclosure schedule. Any reference in a schedule contained in the disclosure schedules delivered by a party hereunder shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such schedule and any other representations and warranties of such party that are contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Material Adverse Effect or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement.

(e) If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(f) Captions are not a part of this Agreement, but are included for convenience, only.

(g) For the avoidance of any doubt, all references in this Agreement to “the knowledge or best knowledge of the Company” or similar terms or phrases shall be deemed to include the actual knowledge of Warren Hosseinion, Michael Bowen, Hymin Zucker, Paul Rothman, Andrew Barnett and David Chu.

13.12 Further Assurances. Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

Annex A-51

13.13 Third Party Beneficiaries. Except as provided in Article X and Section 13.15 and Section 3.16, neither this Agreement nor any provision hereof confers any benefit or right upon or may be enforced by any Person not a signatory hereto.

13.14 Waiver. Reference is made to the final prospectus of the Purchaser, dated November 18, 2019 (the “Prospectus”). The Company has read the Prospectus and understands that the Purchaser has established the Trust Account for the benefit of the public shareholders of the Purchaser and the underwriters of the IPO pursuant to the Trust Agreement and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Purchaser may disburse monies from the Trust Account only for the purposes set forth in the Trust Agreement. For and in consideration of the Purchaser agreeing to enter into this Agreement, each of the Company and the Shareholders’ Representative, for itself and on behalf of the Shareholders of the Company, hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account and hereby agrees that it shall not seek recourse against the Trust Account for any claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Purchaser. This Section 13.14 shall survive termination of this Agreement for any reason.

13.15 Shareholders’ Representative. By virtue of the adoption of this Agreement and the transactions contemplated hereby, the approval of the principal terms of the Merger, and the consummation of the Merger or participating in the Merger and receiving the benefits thereof, including the right to receive the consideration payable in connection with the Merger, each Company Securityholder shall be deemed to have appointed the designation of, and hereby designates, Michael Bowen as the Shareholders’ Representative for all purposes in connection with the negotiation and execution of this Agreement, the Additional Agreements and the agreements ancillary hereto, including, but not limited to, (i) to give and receive notices and communications to Purchaser for any purpose under this Agreement and the Additional Agreements, (ii) to agree to, negotiate, enter into settlements and compromises of and demand arbitration and comply with orders of courts and awards of arbitrators with respect to any indemnification claims (including Third-Party Claims) under Section 10.1 or, following the Closing, other disputes arising under or related to this Agreement, (iii) to enter into and deliver the Escrow Agreement on behalf of each of the Company Securityholders, (iv) to authorize or object to delivery to Purchaser of the Escrow Fund, or any portion thereof, in satisfaction of indemnification claims by the Purchaser in accordance with the provisions of the Escrow Agreement, (v) to act on behalf of Company Securityholders in accordance with the provisions of the Agreement, the securities described herein and any other document or instrument executed in connection with the Agreement and the Merger and (vi) to take all actions necessary or appropriate in the judgment of the Shareholders’ Representative for the accomplishment of the foregoing. The Shareholders’ Representative may resign at any time. Such agency may be changed by the Company Securityholders from time to time upon no less than twenty (20) days prior written notice to the Purchaser, provided, however, that the Shareholders’ Representative may not be removed unless holders of a majority of the shares of Company Capital Stock (on an as converted to Company Shares) outstanding immediately prior to the Effective Time agree to such removal. Any vacancy in the position of Shareholders’ Representative may be filled by approval of the holders of a majority of the shares of Company Capital Stock (on an as converted to Company Shares) outstanding immediately prior to the Effective Time. No bond shall be required of the Shareholders’ Representative. The Shareholders’ Representative will incur no liability of any kind with respect to any action or omission by the Shareholders’ Representative in connection with the Shareholders’ Representative’s services pursuant to this Agreement and any agreements ancillary hereto, except in the event of liability directly resulting from the Shareholders’ Representative’s gross negligence or willful misconduct. The Shareholders’ Representative shall not be liable for any action or omission pursuant to the advice of counsel. The Company Securityholders will indemnify, defend and hold harmless the Shareholders’ Representative from and against any and all losses, liabilities, damages, claims, penalties, fines, forfeitures, actions, fees, costs and expenses (including the fees and expenses of counsel and experts and their staffs and all expense of document location, duplication and shipment) (collectively, “Representative Losses”) arising out of or in connection with the Shareholders’ Representative’s execution and performance of this Agreement and any agreements ancillary hereto, in each case as such Representative Loss is suffered or incurred; provided, that Representative Losses shall not include costs (other than third party expenses) incurred by the Shareholders’ Representative in the ordinary course of business of the Shareholders’ Representative under the engagement letter entered into by the Shareholders’ Representative, the Company, and certain of the Company Securityholders; provided, further, that in the event that any such Representative Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Shareholders’ Representative, the Shareholders’ Representative will reimburse the Company Securityholders the amount of such indemnified Representative Loss to the extent attributable to such

Annex A-52

gross negligence or willful misconduct. If not paid directly to the Shareholders’ Representative by the Company Securityholders, any such Representative Losses may be recovered by the Shareholders’ Representative from (x) the funds in the Expense Fund, and (y) the amounts in the Escrow Fund at such time as remaining amounts would otherwise be distributable to the Company Securityholders; provided, that while this section allows the Shareholders’ Representative to be paid from the aforementioned sources of funds, this does not relieve the Company Securityholders from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Shareholders’ Representative from seeking any remedies available to it at law or otherwise. In no event will the Shareholders’ Representative be required to advance its own funds on behalf of the Company Securityholders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of, or provisions limiting the recourse against non-parties otherwise applicable to, the Company Securityholders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Shareholders’ Representative under this section. The foregoing indemnities will survive the Closing, the resignation or removal of the Shareholders’ Representative or the termination of this Agreement. Upon the Closing, the Company will make a payment up to US$30,000 (the “Expense Fund”) to the Shareholders’ Representative upon provision of any receipts and invoices supporting any expenses, which will be used for the purposes of paying directly, or reimbursing the Shareholders’ Representative for, any third-party expenses pursuant to this Agreement and the agreements ancillary hereto]. The Company Securityholders will not receive any interest or earnings on the Expense Fund and irrevocably transfer and assign to the Shareholders’ Representative any ownership right that they may otherwise have had in any such interest or earnings. The Shareholders’ Representative will not be liable for any loss of principal of the Expense Fund other than as a result of its gross negligence or willful misconduct. The Shareholders’ Representative will hold these funds separate from its corporate funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. As soon as practicable following the completion of the Shareholders’ Representative’s responsibilities, the Shareholders’ Representative will deliver any remaining balance of the Expense Fund to the Company. For tax purposes, the Expense Fund will be treated as having been received and voluntarily set aside by the Company at the time of Closing.

13.16 Non-Recourse. This Agreement may be enforced only against, and any dispute, claim or controversy based upon, arising out of or related to this Agreement or the transactions contemplated hereby may be brought only against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth in this Agreement with respect to such party. No past, present or future director, officer, employee, incorporator, member, partner, shareholder, sponsor, agent, attorney, advisor, lender or representative or Affiliate of any named party to this Agreement (which Persons are intended third party beneficiaries of this Section 13.16) shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such named party or for any dispute, claim or controversy based on, arising out of, or related to this Agreement, any Additional Agreement or the transactions contemplated hereby, provided, that this Section 13.16 shall not apply to Section 13.15, which shall be enforceable by the Shareholders’ Representative in its entirety against the Company Securityholders.

13.17 Waiver of Conflict; Privilege.

(a) Each of the parties hereto acknowledge and agree that Dickinson & Wright PLLC (“Company Counsel”) has acted as counsel to the Company in connection with the negotiation of this Agreement and consummation of the transactions contemplated hereby.

(b) Purchaser hereby consents and agrees to, and agrees to cause the Company to consent and agree to, Company Counsel representing the Shareholders’ Representative and/or any of the Company Securityholders (collectively, the “Seller Parties”) after the Closing, including with respect to disputes in which the interests of the Seller Parties may be directly adverse to Purchaser and its Affiliates (including the Company).

(c) In connection with the foregoing, Purchaser hereby irrevocably waives and agrees not to assert, and agrees to cause the Company to irrevocably waive and not to assert, any conflict of interest arising from or in connection with (i) Company Counsel’s prior representation of the Company or (ii) Company Counsel’s representation of the Seller Parties after the Closing.

Annex A-53

(d) Purchaser further agrees, on behalf of itself and, after the Closing, on behalf of the Company, that all communications in any form or format whatsoever between or among any of Company Counsel, the Company, any of the Seller Parties, or any of their respective directors, officers employees or other representatives that directly relate to the negotiation, documentation and consummation of the transactions contemplated by this Agreement or any dispute arising under this Agreement (collectively, the “Deal Communications”) shall be deemed to be retained and owned collectively by the Company Securityholders, shall be controlled by the Shareholders’ Representative on behalf of the Company Securityholders and shall not pass to or be claimed by Purchaser or the Company. All Deal Communications that are attorney-client privileged (the “Privileged Deal Communications”) shall remain privileged after the Closing and the privilege and the expectation of client confidence relating thereto shall belong solely to the Shareholders’ Representative and the Company Securityholders, shall be controlled by the Shareholders’ Representative on behalf of the Company Securityholders and shall not pass to or be claimed by Purchaser or the Company.

(e) Notwithstanding the foregoing, in the event that a dispute arises between any Indemnified Party, on the one hand, and a third party other than the Shareholders’ Representative or any Company Securityholder, on the other hand, Purchaser or the Company may assert the attorney-client privilege to prevent the disclosure of the Privileged Deal Communications to such third party; provided, however, that neither Purchaser nor the Company may waive such privilege without the prior written consent of the Shareholders’ Representative. In the event that Purchaser or the Company is legally required by an Order or otherwise to access or obtain a copy of all or a portion of the Deal Communications, Purchaser (x) shall, to the extent legally permissible, reasonably promptly notify the Shareholders’ Representative in writing (including by making specific reference to this Section), (y) agrees that the Shareholders’ Representative can seek a protective order and (z) agrees to use, at the Securityholders’ sole cost and expense, commercially reasonable efforts to assist therewith.

(f) To the extent that files or other materials maintained by either Company Counsel constitute property of its clients, only the Shareholders’ Representative and the Company Securityholders shall hold such property rights and neither Company Counsel shall have no duty to reveal or disclose any such files or other materials or any Deal Communications by reason of any attorney-client relationship between a Company Counsel, on the one hand, and the Company, on the other hand.

13.18 Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

[signature page is next]

Annex A-54

[Signature Page to Merger Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Purchaser:
GREENVISION ACQUISITION CORP.

By:
Zhigeng (David) Fu
Chief Executive Officer

Merger Sub:
GREENVISION MERGER SUB INC.

By:
Zhigeng (David) Fu
Chief Executive Officer

Company: ACCOUNTABLE HEALTHCARE AMERICA, INC.

By:
Mike Bowen
Chief Financial Officer

Shareholders’ Representative: Mike Bowen

By:
Mike Bowen

Annex A-55

EXHIBITS AND SCHEDULES

EXHIBIT A	FORM OF REGISTRATION RIGHTS AGREEMENT
EXHIBIT B	FORM OF INDEMNIFICATION ESCROW AGREEMENT
EXHIBIT C	FORM OF LOCK-UP AGREEMENT
EXHIBIT D	FORM OF EXECUTIVE EMPLOYMENT AGREEMENT
EXHIBIT E	FORM OF NON-COMPETE AND NON-SOLICIT
EXHIBIT F	SCOPE OF LEGAL OPINION

SCHEDULES

DISCLOSURE SCHEDULES OF ACCOUNTABLE HEALTHCARE AMERICA, INC.

Annex A-56

Annex B

GREENVISION ACQUISITION CORP.

(TO BE RENAMED AHA HEALTHCARE, INC.)

2020 OMNIBUS EQUITY INCENTIVE PLAN

ACCOUNTABLE HEALTHCARE AMERICA, INC.
2020 OMNIBUS EQUITY INCENTIVE PLAN

Annex B-i

SECTION 9. STOCK APPRECIATION RIGHTS.		10
(a)	Grant	10
(b)	Exercise and Payment	10

SECTION 10. PERFORMANCE UNITS AND PERFORMANCE SHARES.		10
(a)	Grant of Performance Units/Shares	10
(b)	Value of Performance Units/Shares	10
(c)	Performance Objectives and Other Terms	10
(d)	Measurement of Performance Goals	10
(e)	Earning of Performance Units/Shares	11
(f)	Form and Timing of Payment of Performance Units/Shares	11
(g)	Cancellation of Performance Units/Shares	11
(h)	Non-transferability	11

SECTION 11. TAX WITHHOLDING.		12
(a)	Tax Withholding for Options	12
(b)	Tax Withholding for Restricted Stock and Other Awards	12

SECTION 12. ADJUSTMENT OF SHARES AND REPRESENTATIONS.		12
(a)	General	12
(b)	Mergers and Consolidations	12
(c)	Reservation of Rights	12

SECTION 13. MISCELLANEOUS.		13
(a)	Regulatory Approvals	13
(b)	Strict Construction	13
(c)	Choice of Law	13
(d)	Compliance With Code Section 409A	13
(e)	Date of Grant	13
(f)	Conditions Upon Issuance of Shares.	13
(g)	Stockholder Approval	13

SECTION 14. NO EMPLOYMENT OR SERVICE RETENTION RIGHTS.		14

SECTION 15. DURATION AND AMENDMENTS.		14
(a)	Term of the Plan	14
(b)	Right to Amend or Terminate the Plan	14
(c)	Effect of Amendment or Termination	14

SECTION 16. EXECUTION.		15

Annex B-ii

GREENVISION ACQUISITION CORP.

(TO BE RENAMED AHA HEALTHCARE, INC.)

2020 OMNIBUS EQUITY INCENTIVE PLAN

SECTION 1. Establishment and Purpose.

(a)     Purpose.    The purpose of the Plan is to promote the interests of GreenVision Acquisition Corp, Inc., a Delaware corporation (the “Corporation”), and its stockholders by providing eligible employees, directors and consultants with additional incentives to remain with the Corporation and its affiliated entities and subsidiaries, to increase their efforts to make the Corporation more successful, to reward such persons by providing an opportunity to acquire shares of Common Stock on favorable terms and to attract and retain the best available personnel to participate in the ongoing business operations of the Corporation.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

(b)     Adoption and Term.    The Plan has been approved by the Board of Directors of the Corporation, and subject to the approval of a majority of the voting power of the stockholders of the Corporation, is effective_______________. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors except as otherwise provided in Section 15. The Plan replaces and supersedes any prior stock option or stock incentive plan maintained by the Corporation and its affiliated entities and subsidiaries.

SECTION 2. Definitions.

(a)     “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(b)     “Award” means the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units or Performance Shares made pursuant to the Plan.

(c)     “Award Agreement” means an agreement entered into by the Corporation and the Participant setting forth the terms applicable to an Award granted to the Participant under the Plan.

(d)     “Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

(e)     “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Corporation public disgrace or disrepute, or adversely affects the Corporation’s operations, condition (financial or otherwise), prospects or interests, (ii) gross negligence or willful misconduct with respect to the Corporation, including, without limitation fraud, embezzlement, theft or dishonesty in the course of his or her employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (6) below) to the Corporation (other than due to a disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof; (v) material breach of any agreement with or duty owed to the Corporation; or (vi) any breach of any obligation or duty to the Corporation (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Corporation have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “Cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f)     “Change of Control” means the occurrence of any of the following, in one transaction or a series of related transactions: (i) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming a “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the Corporation’s then outstanding capital stock; (ii) a consolidation, share exchange, reorganization or merger of the Corporation resulting in the stockholders of the

Annex B-1

Corporation immediately prior to such event not owning at least a majority of the voting power of the resulting entity’s securities outstanding immediately following such event or, if the resulting entity is a direct or indirect subsidiary of the entity whose securities are issued in such transaction(s), the voting power of such issuing entity’s securities outstanding immediately following such event; (iii) the sale or other disposition of all or substantially all the assets of the Corporation (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization or any similar purpose); (iv) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; (v) a liquidation or dissolution of the Corporation; or (vi) any similar event deemed by the Committee to constitute a Change in Control for purposes of the Plan. For the avoidance of doubt, a transaction or a series of related transactions will not constitute a Change in Control if such transaction(s) result(s) in the Corporation, any successor to the Corporation, or any successor to the Corporation’s business, being controlled, directly or indirectly, by the same person or persons who controlled the Corporation, directly or indirectly, immediately before such transaction(s).

(g)     “Code” means the Internal Revenue Code of 1986, as amended.

(h)     “Committee” means the Compensation Committee of the Board of Directors or such other committee or individuals satisfying Applicable Laws appointed by the Board in accordance with Section 3 hereof.

(i)     “Common Stock” means the common stock of the Corporation.

(j)     “Consultant” means any person other than an Employee, engaged by the Corporation or Subsidiary to render services to such entity.

(k)     “Corporation” means Accountable Healthcare America, Inc., a Delaware corporation and where applicable, its Subsidiaries.

(l)     “Date of Grant” means the date on which the Committee grants an Award pursuant to the Plan.

(m)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(n)     “Effective Date” means_______________.

(o)     “Employee” means any individual who is a common-law employee of the Corporation or a Subsidiary.

(p)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)     “Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii).  Notwithstanding the preceding, the term Exchange Program does not include any (i) action described in Section 12 or any action taken in connection with a Change in Control transaction or (ii) transfer or other disposition permitted under Section 12.  For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without approval by the Corporation’s shareholders.

(r)     “Exercise Price” with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Committee on the Date of Grant. In no event shall the Exercise Price of any Common Stock made the subject of an Option, be less than the Fair Market Value on the Date of Grant.

(s)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

Annex B-2

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, or if the Common Stock is quoted on the Over-the-Counter (OTC) market, be that the OTCQB, OTCBB or Pink Sheets, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal, the OTC, or such other source as the Committee deems reliable;

(iii)     For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Corporation’s Common Stock; or

(iv)     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board of Directors after taking into account such factors as the Board shall deem appropriate

(t)     “Incentive Stock Option” or “ISO” means a stock option intended to satisfy the requirements of Section 422(b) of the Code.

(u)      “Nonstatutory Option” means a stock option not intended to satisfy the requirements of Section 422(b) of the Code.

(v)     “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)     “Option” means an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase shares of Common Stock.

(x)     “Option Stock” means those shares of Common Stock made the subject of an Option granted pursuant to the Plan.

(y)     “Optionee” means an individual who is granted an Option.

(z)     “Outside Director” means a member of the Board of Directors who is not an Employee.

(aa)      “Participant” means a person who has an outstanding Award under the Plan. The term Participant also refers to an Optionee.

(bb)     “Performance Goal” means a performance goal established by the Committee pursuant to Section 10(c) of the Plan.

(cc)     “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine pursuant to Section 10.

(dd)     “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee)     “Plan” means this Accountable Healthcare America, Inc. 2020 Omnibus Equity Incentive Plan.

(ff)     “Registration Date” means the effective date of the first registration statement that is filed by the Corporation and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Corporation’s securities.

(gg)     “Restricted Stock” means those shares of Common Stock made the subject of an Award granted under the Plan.

(hh)     “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Corporation.

(ii)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

Annex B-3

(jj)     “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)     “Service” means service as an Employee, Consultant or Outside Director.

(ll)      “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(mm)     “Stock Appreciation Right” or “SAR” means a right awarded to a Participant pursuant to Section 9 of the Plan, which shall entitle the Participant to receive cash, Common Stock, other property or a combination thereof, as determined by the Committee, in an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a share of Common Stock at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted..

(nn)      “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. Administration.

(a)     Committee of the Board of Directors.    The Plan may be administered by the Compensation Committee of the Board of Directors or such other Committee or individuals as appointed by the Board to administer the Plan. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authorities previously delegated to the Committee. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b)     Authority.    Subject to the terms and conditions of the Plan, the Committee shall have the sole discretionary authority:

(i)     to authorize the granting of Awards under the Plan;

(ii)     to select the Employees, Consultants or Outside Directors who are to be granted Awards under the Plan and to determine the conditions subject to such Awards;

(iii)     to construe and interpret the Plan;

(iv)     to determine Fair Market Value;

(v)     to establish and modify administrative rules for the Plan;

(vi)     to impose such conditions and restrictions with respect to the Awards, not inconsistent with the terms of the Plan, as it determines appropriate;

(vii)     to execute or cause to be executed Award Agreements; and

(viii)     generally, to exercise such power and perform such other acts in connection with the Plan and the Awards, and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

Any person delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

(c)     Exchange Program.    Notwithstanding anything in this Section 3, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Corporation’s shareholders.

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(d)     Delegation by the Committee.    The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided, however, that the Committee may not delegate its authority and powers (a) with respect to an Officer or (b) in any way which would jeopardize the Plan’s qualification under Code Section 162(m), if applicable, or Rule 16b-3.

(e)     Indemnification.    To the maximum extent permitted by law, the Corporation shall indemnify each member of the Committee, the Board, and any Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual’s duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Corporation in defending against any such claim. The Corporation shall have the right to select counsel and to control the prosecution or defense of the suit. The Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

SECTION 4. Eligibility and Award Limitations.

(a)     Award Eligibility.    Employees, Consultants and Outside Directors shall be eligible for the grant of Awards under the Plan. Only Employees shall be eligible for the grant of Incentive Stock Options.

(b)     Award Limitations.    The Corporation may apply limits on the grant of Awards during any fiscal year or any particular type or amount of Award.

SECTION 5. Stock Subject To The Plan.

(a)     Shares Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,200,000 Shares (the “Initial Share Reserve”).  The Shares may be authorized, but unissued, or reacquired Common Stock.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in this Section 5(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b).

(b)     Lapsed Awards.    To the extent an Award expires, is surrendered pursuant to an Exchange Program or becomes unexercisable without having been exercised or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Notwithstanding the foregoing (and except with respect to Shares of Restricted Stock that are forfeited rather than vested), Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6. Terms And Conditions Of Stock Options.

(a)     Power to Grant Options.    Subject to the maximum per person share limitation in Section 4, the Committee may grant to such Employees or persons as the Committee may select, Options entitling the Optionee to purchase shares of Common Stock from the Corporation in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Committee at the time of grant or pursuant to applicable resolution of the Committee, and as set forth in the Participant’s Option Award Agreement. Options granted under the Plan may be Nonstatutory Stock Options or Incentive Stock Options.

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(b)     Optionee to Have No Rights as a Stockholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, dividends, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

(c)     Award Agreements.    The terms of any Option shall be set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control. No person shall have any rights under any Option granted under the Plan unless and until the Corporation and the Optionee have executed an Award Agreement setting forth the grant and the terms and conditions of the Option.

(d)     Vesting.    Unless a different vesting schedule is listed in an individual Award Agreement, the Shares subject to an Option granted under the Plan shall vest and become exercisable in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(e)     Exercise Price and Procedures.

(1)     Exercise Price.    The Exercise Price means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option. Notwithstanding the foregoing, in no event shall the Exercise Price of any Common Stock made the subject of an Option be less than the Fair Market Value of such Common Stock, determined as of the Date of Grant.

(2)     Exercise Procedures.    Each Option granted under the Plan shall be exercised by providing written notice to the Committee, together with payment of the Exercise Price, which notice and payment must be received by the Committee on or before the earlier of (i) the date such Option expires, and (ii) the last date on which such Option may be exercised as provided in paragraph (f) below.

(3)     Payment of Exercise Price.    The Exercise Price times the number of the shares to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise. The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Committee will determine the acceptable form of consideration at the time of grant.  Such consideration for both types of Options may consist entirely of: (i) cash; (ii) check; (iii) promissory note, to the extent permitted by Applicable Laws, (iv) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Corporation, as the Committee determines in its sole discretion; (v) consideration received by the Corporation under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Corporation in connection with the Plan; (vi) by net exercise; (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (viii) any combination of the foregoing methods of payment.

(f)     Effect of Termination of Service.    Subject to paragraph (k) below regarding Special Rules for Incentive Stock Options, the following provisions shall govern the exercise of any Options granted to an Optionee that are vested and outstanding at the time Optionee’s Service ceases:

(1)     Termination of Employment for Reasons Other than Death, Disability or a Termination for Cause.    Should Optionee’s Service with the Corporation cease for any reason other than death, Disability or a termination for Cause (as determined by the Committee), then each Option shall remain exercisable until the close of business on the earlier of (i) 3 months following the date Optionee’s Service ceased or (ii) the expiration date of the Option.

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(2)     Termination of Employment Due to Death or Disability.    Should Optionee’s Service cease due to death or Disability, then each Option shall remain exercisable until the close of business on the earlier of (i) the 12 month anniversary of the date Optionee’s Service ceased, or (ii) the expiration date of the Option.

(3)     Termination for Cause.    Should Optionee’s Service be terminated for Cause while his Option remains outstanding, each outstanding Option granted to Optionee (whether vested or unvested) shall terminate immediately and Optionee shall forfeit all rights with respect to such Award.

(g)     Limited Transferability of Options.    An Option shall be exercisable only by the Optionee during his lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee’s death.

(h)     Acceleration of Exercise Vesting.    Notwithstanding anything to the contrary in the Plan, the Committee, in its discretion, may allow the exercise in whole or in part, at any time after the Date of Grant, any Option held by an Optionee, which Option has not previously become exercisable. In the event of a Change of Control of the Corporation, the Committee, in its discretion may provide that Options shall become 100% vested and exercisable on the date of the Change of Control. Options shall also become 100% vested in the event Optionee dies or becomes Disabled while employed.

(i)     Modification, Extension, Cancellation and Regrant.    Within the limitations of the Plan and after taking into account any possible adverse tax or accounting consequences, the Committee may modify, or extend outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option or cause a violation of Code Section 409A.

(j)     Term of Option.    No Option shall have a term in excess of ten (10) years measured from the date that the Option is granted.

(k)     Special Rules For Incentive Stock Options (“ISOs”).    In addition to the provisions of this Section 6, the terms specified below shall be applicable to all Incentive Stock Options granted under the Plan. Except as modified by the provisions of this paragraph (k), all of the provisions of the Plan shall be applicable to Incentive Stock Options. Options that are specifically designated as Nonstatutory Options are not subject to the terms of this paragraph (k).

(1)     Eligibility.    Incentive Options may only be granted to Employees.

(2)     Dollar Limitation.    The aggregate Fair Market Value of the shares of Common stock (determined as of the Date of Grant) for which one or more Incentive Options granted to any Employee pursuant to the Plan may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s Options exceed that limit, they will be treated as Nonstatutory Options (but all of the other provisions of the Option shall remain applicable), with the first Options that were awarded to Optionee to be treated as Incentive Stock Options.

(3)     Restrictions on Sale of Shares.    Shares issued pursuant to the exercise of an Incentive Stock Option may not be sold by the Employee until the expiration of 12 months after exercise and 24 months from the Date of Grant. Shares that do not satisfy these restrictions shall be treated as a grant of Nonstatutory Options.

(4)     Special Rules for Incentive Stock Options Granted to 10% Stockholder.

a.     Exercise Price.    If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, the Exercise Price of the Incentive Stock Option must be at least 110% of the Fair Market Value of the Corporation’s Common Stock.

b.     Term of Option.    If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date the Incentive Stock Option is granted.

c.     Definition of 10% Stockholder.    For purposes of the Plan, an Employee is deemed to be a “10% Stockholder” if he owns more than 10% of the Corporation or any Subsidiary.

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(5)     Special Rules for Exercise of Incentive Stock Options Following Termination of Employment.

a.     Death or Disability.    In order to preserve tax treatment as an Incentive Stock Option, Options granted to an Optionee who dies or becomes Disabled while employed must be exercised by the Optionee or his executor or beneficiary no later than (i) 12 months following the date of death or Disability, or (ii) the expiration date of the Incentive Stock Option, if earlier.

b.     Termination For Reason Other Than Death or Disability.    In order to preserve tax treatment as an Incentive Stock Option, an Optionee must exercise any vested and outstanding Incentive Stock Options no later than: (i) three (3) months following the date the Optionee terminates employment for any reason other than death or Disability; or (ii) the expiration date of the Incentive Stock Option if earlier.

(6)     Miscellaneous.    With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. To the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonstatutory Stock Option for all purposes of this Plan.

(l)     Shareholder Rights.    Until the Shares covered by an Option are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Corporation will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

SECTION 7. Restricted Stock.

(a)     Grant of Restricted Stock.    The Committee may cause the Corporation to issue shares of Restricted Stock under the Plan, subject to such restrictions, conditions and other terms as the Committee may determine in addition to those set forth herein.

(b)     Establishment of Performance Criteria and Restrictions.    Restricted Stock Awards will be subject to time vesting under paragraph (f) of this Section 7. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than time vesting, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Stock. Corporate or individual performance criteria include, but are not limited to, designated levels or changes in total shareholder return, net income, total asset return, or such other financial measures or performance criteria as the Committee may select. Such restrictions shall be set forth in the Participant’s Restricted Stock Agreement.

(c)     Share Certificates and Transfer Restrictions.    Restricted Stock awarded to a Participant may be held under the Participant’s name in a book entry account maintained by or on behalf of the Corporation. Upon vesting of the Restricted Stock, the Corporation will establish procedures regarding the delivery of share certificates or the transfer of shares in book entry form. None of the Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the date on which such Restricted Stock vests in accordance with the Plan.

(d)     Voting and Dividend Rights.    Except as otherwise determined by the Committee either at the time Restricted Stock is awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Stock shall not have the right to vote such shares or the right to receive any dividends with respect to such shares, until such shares are vested. All distributions, if any, received by the Participant with respect to Restricted Stock as a result of any stock split, stock distributions, combination of shares, or other similar transaction shall be subject to the restrictions of the Plan.

(e)     Award Agreements.    The terms of the Restricted Stock granted under the Plan shall be as set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No Person shall have any rights under the Plan unless and until the Corporation and the Participant have executed an Award Agreement setting forth the grant and the terms and conditions of the Restricted Stock. The terms of the Plan shall govern all Restricted Stock granted under the Plan. In the event that any provision of an Award Agreement shall conflict with any term in the Plan as constituted on the Date of Grant, the term in the Plan shall control.

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(f)     Time Vesting.    Except as otherwise provided in a Participant’s Award Agreement, the Restricted Stock granted under the Plan will vest in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

In the event a Participant terminates employment prior to 100% vesting, any Shares of Restricted Stock which are not vested shall be forfeited immediately and permanently. However, a Participant shall be 100% vested in his Restricted Stock in the event he terminates employment by reason of death or Disability. A Participant shall also be 100% vested in his Restricted Stock on the date of a Change of Control. If a Participant’s Service is terminated for Cause as determined in the sole discretion of the Committee, his or her Restricted Stock Award (whether vested or unvested) shall be forfeited immediately. The Committee may approve Restricted Stock grants that provide alternate vesting schedules. Fractional shares shall be rounded down.

(g)     Acceleration of Vesting.    Notwithstanding anything to the contrary in the Plan, the Board of Directors, in its discretion, may accelerate, in whole or in part, the vesting schedule applicable to a grant of Restricted Stock.

SECTION 8. Restricted Stock Units

(a)     Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Committee.  After the Committee determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

(b)     Vesting Criteria and Other Terms.    The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Committee may set vesting criteria based upon the achievement of Corporation-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Committee in its discretion. Unless a different vesting schedule is set forth in the Award Agreement, the following time vesting schedule will apply:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(c)     Earning of Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Committee and as set forth in the Award Agreement on the Date of Grant.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout as long as such reduction or waiver does not violate Code Section 409A.

(d)     Dividend Equivalents.    The Committee may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.

(e)     Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement.  The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both. Timing and payment of Restricted Stock Units will be subject to and structured to comply with the rules of Code Section 409A and the treasury regulations thereunder.

(f)     Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Corporation.

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SECTION 9. Stock Appreciation Rights.

(a)     Grant.    A Participant may be granted one or more Stock Appreciation Rights under the Plan and such SARs shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. A SAR may relate to a particular Stock Option and may be granted simultaneously with or subsequent to the Stock Option to which it relates. Except to the extent otherwise modified in the grant, (i) SARs not related to a Stock Option shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 6, and (ii) all SARs related to Stock Options granted under the Plan shall be granted subject to the same restrictions and conditions and shall have the same vesting, exercisability, forfeiture and termination provisions as the Stock Options to which they relate. SARs may be subject to additional restrictions and conditions. The per-share base price for exercise or settlement of SARs shall be determined by the Committee, but shall be a price that is equal to or greater than the Fair Market Value of such shares. Other than as adjusted pursuant to Section 12, the base price of SARs may not be reduced without shareholder approval (including canceling previously awarded SARs and regranting them with a lower base price).

(b)     Exercise and Payment.    To the extent a SAR relates to a Stock Option, the SAR may be exercised only when the related Stock Option could be exercised and only when the Fair Market Value of the shares subject to the Stock Option exceed the exercise price of the Stock Option. When a Participant exercises such SARs, the Stock Options related to such SARs shall automatically be cancelled with respect to an equal number of underlying shares. Unless the Committee decides otherwise (in its sole discretion), SARs shall only be paid in cash or in shares of Common Stock. For purposes of determining the number of shares available under the Plan, each Stock Appreciation Right shall count as one share of Common Stock, without regard to the number of shares, if any, that are issued upon the exercise of the Stock Appreciation Right and upon such payment. Shares issuable in connection with a SAR are subject to the transfer restrictions under the Plan.

SECTION 10. Performance Units and Performance Shares.

(a)     Grant of Performance Units/Shares.    Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees, Consultants or Outside Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)     Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee at the time of the grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a “Performance Period.”

(c)     Performance Objectives and Other Terms.    The Committee will set Performance Goals or other vesting provisions (including, without limitation, continued status as an Employee, Consultant or Outside Director) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to an Employee, Consultant or Outside Director.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, will determine.  The Committee may set performance objectives based upon the achievement of Corporation-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

(d)     Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(i)     Performance Measures.    For each Performance Period, the Committee shall establish and set forth in writing the Performance Measures, if any, and any particulars, components and adjustments relating thereto, applicable to each Participant. The Performance Measures, if any, will be objectively measurable and will be based upon the achievement of a specified percentage or level in one or more objectively defined and non-discretionary factors preestablished by the Committee.  Performance Measures may be one or more of the

Annex B-10

following, as determined by the Committee: (i) sales or non-sales revenue; (ii) return on revenues; (iii) operating income; (iv) income or earnings including operating income; (v) net income; (vi) pre-tax income or after-tax income; (vii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (viii) raising of financing or fundraising; (ix) project financing; (x) revenue backlog; (xi) power purchase agreement backlog; (xii) gross margin; (xiii) operating margin or profit margin; (xiv) capital expenditures, cost targets, reductions and savings and expense management; (xv) return on assets (gross or net), return on investment, return on capital, or return on shareholder equity; (xvi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xvii) performance warranty and/or guarantee claims; (xviii) stock price or total stockholder return; (xix) earnings or book value per share (basic or diluted); (xx) economic value created; (xxi) pre-tax profit or after-tax profit; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, objective customer satisfaction or information technology goals; (xxiii) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxiv) construction projects consisting of one or more objectives based upon meeting project completion timing milestones, project budget, site acquisition, site development, or site equipment functionality; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, headcount, performance management, completion of critical staff training initiatives; (xxvi) objective goals relating to projects, including project completion timing milestones, project budget; (xxvii) key regulatory objectives; and (xxviii) enterprise resource planning.

(ii)     Committee Discretion on Performance Measures.    As determined in the discretion of the Committee, the Performance Measures for any Performance Period may (a) differ from Participant to Participant and from Award to Award, (b) be based on the performance of the Corporation as a whole or the performance of a specific Participant or one or more Subsidiaries, divisions, departments, regions, stores, segments, products, functions or business units of the Corporation, (c) be measured on a per share, per capita, per unit, per square foot, per employee, per branch basis, and/or other objective basis (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index).  Without limiting the foregoing, the Committee shall adjust any performance criteria, Performance Measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Corporation, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(e)     Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Unit/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, and subject to restrictions under Applicable Laws such as Code Section 409A, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

(f)     Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares shall be made in a single lump sum, within 90 calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate fair market value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in combination thereof. Prior to the beginning of each Performance Period, Participants may, if so permitted by the Corporation, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

(g)     Cancellation of Performance Units/Shares.    Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Corporation, the Shares subject thereto shall again be available for grant under the Plan.

(h)     Non-transferability.    Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

Annex B-11

SECTION 11. Tax Withholding.

(a)     Tax Withholding for Options.    The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee’s Option, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee’s exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

(b)     Tax Withholding for Restricted Stock and Other Awards.    When a Participant incurs tax liability in connection with the vesting, lapse of a restriction or distribution of Restricted Stock or other Award, and the Participant is obligated to pay an amount required to be withheld under applicable tax laws, the Committee shall establish procedures to satisfy the withholding tax obligation. The Participant also has the option to make payment in cash in United States dollars pursuant to procedures established by the Corporation. The amount of any such withholding shall be determined by the Corporation.

SECTION 12. Adjustment of Shares and Representations.

(a)     General.    Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, the Committee shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the number and/or class of securities and the Exercise Price per share in effect for each outstanding Option in order to prevent the dilution or enlargement of benefits, (iii) the number of shares of Restricted Stock granted; or (iv) the number of Performance Shares awarded, if applicable. As a condition to the exercise of an Award, the Corporation may require the person exercising such Option to make such representations and warranties at the time of any such exercise as the Corporation may at that time determine, including without limitation, representations and warranties that (i) the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Shares.

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)     Mergers and Consolidations.    In the event that the Corporation is a party to a Change of Control, outstanding Awards that are not yet vested shall be subject to the agreement of merger or consolidation or asset sale. Such agreement, without the Participant’s consent, may provide for:

(i)     The continuation of such outstanding Awards by the Corporation (if the Corporation is the surviving Corporation);

(ii)     The assumption of the Plan and such outstanding Awards by the surviving Corporation;

(iii)     The substitution by the surviving Corporation of options with substantially the same terms for such outstanding Awards;

(iv)     Such other action as the Board of Directors determines.

Each Option that is assumed or otherwise continued in effect in connection with a Change of Control shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Optionee in connection with the consummation of such Change of Control, had the Option been exercised immediately prior to such Change of Control.

(c)     Reservation of Rights.    Except as provided in this Section 12, a Participant shall have no Shareholder rights by reason of (i) any subdivision or consolidation of shares of stock of any class, or (ii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Corporation of shares of stock of

Annex B-12

any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13. Miscellaneous.

(a)     Regulatory Approvals.    The implementation of the Plan, the granting of any Options, Restricted Stock or Performance Unit/Performance Share Awards under the Plan, and the issuance of any shares of Common Stock upon the exercise of any Option, lapse of restrictions on Restricted Stock, or payout of Performance Share Award shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities, if any, including applicable securities laws having jurisdiction over the Plan, the Options or Restricted Stock granted, and the shares of Common Stock issued pursuant to it.

(b)     Strict Construction.    No rule of strict construction shall be implied against the Committee, the Corporation or Subsidiary or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

(c)     Choice of Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Delaware and construed in accordance therewith.

(d)     Compliance With Code Section 409A.    Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  In no event will the Corporation be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Code Section 409A.

(e)     Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(f)     Conditions Upon Issuance of Shares.

(i)     Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.

(ii)     Investment Representations.    As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

(g)     Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Corporation within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Annex B-13

SECTION 14. No Employment or Service Retention Rights.

Nothing in the Plan or in any Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 15. Duration and Amendments.

(a)     Term of the Plan.    The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Corporation’s stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Awards that have already occurred for which shareholder approval is a prerequisite for the granting of such Awards, shall be rescinded, and no such additional grants or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption only with respect to the Corporation’s ability to grant ISOs under the Plan and may be terminated at any date by the Board of Directors pursuant to paragraph (b) below.

(b)     Right to Amend or Terminate the Plan.    The Committee may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that certain amendments, including amendments that increase the number of Shares of Common Stock available for issuance under the Plan (except as provided in Section 12) or change the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Corporation’s stockholders. The Corporation will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)     Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Corporation. No Shares of Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any shares of Restricted Stock or Performance Shares previously issued or any Option previously granted under the Plan.

Annex B-14

SECTION 16. Execution.

To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

GREENVISION ACQUISITION CORP.
By: ______________________________
Title:
Date:

Annex B-15

Annex C

FORM OF
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of the ___ day of ________, 2020, by and among GreenVision Acquisition Corporation, a Delaware corporation (the “Company”) and the undersigned parties listed under Stockholder on the signature page hereto (each, an “Stockholder” and collectively, the “Stockholders”).1

WHEREAS, pursuant to a Merger Agreement and Plan of Reorganization dated as of August, 26, 2020, [as amended] (“Merger Agreement”) by and among the Company, the Stockholders [Representative] [and certain other persons and entities], the Stockholders agreed to accept the shares of Common Stock of the Company (i.e., Common Stock of the Company) in exchange for their shares of Capital Stock of Accountable Healthcare America, Inc., a Florida corporation (“AHA”);

WHEREAS, pursuant to the terms of the Merger Agreement, the Company agreed to register the Merger Shares (as defined below) held by the Stockholders for resale under the Securities Act (as defined below) and the Stockholders and the Company desire to enter into this Agreement to provide the Stockholders with certain rights relating to the registration of the securities held by them as of the date hereof;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Business Combination” means the acquisition of direct or indirect ownership through a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar type of transaction, of one or more businesses or entities.

“Commission” means the United States’ Securities and Exchange Commission administering the Securities Act or the Exchange Act.

“Common Stock” means the common stock, par value $0.00001 per share, of the Company.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Stockholder Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” means the number of shares of Common Stock of the Company in an underwritten offering, if the managing Underwriter or Underwriters advises the Company in writing that the dollar amount or number of shares of Registrable Securities which the Stockholders desire to sell, taken together with all other shares of Common stock or other securities which the Company desires to sell and the shares of Common

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1         May revise to have AHA stockholders representative execute on behalf of all.

Annex C-1

Stock, if any, as to which registration has been requested pursuant to written contractual registration rights held by other stockholders of the Company who desire to sell, which exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering such maximum dollar amount or maximum number of shares.

“Merger Shares” means the shares of Common Stock of the Company issued or issuable to the Stockholders pursuant to the terms of the Merger Agreement.

“Notices” is defined in Section 6.2.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Prior Agreement” is defined in Section 2.2.2.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (i) the Merger Shares, (ii) [any shares of Common Stock acquired by the [others — new investors] otherwise in connection with the Business Combination]2 and (iii) any shares of Common Stock issuable pursuant to warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Merger Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Stockholder” is defined in the preamble to this Agreement.

“Underwriter” means a securities broker-dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such broker-dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time on or after the 12 month anniversary of the closing of the transactions contemplated by the Merger Agreement, the holders of at least [40 percent] of such Registrable Securities, may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall

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2         May require expansion depending upon whether new investors are required to address capital needs or redemptions]

Annex C-2

specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will within ten (10) days of the Company’s receipt of the Demand Registration notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities.

2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell and the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Demanding Holder has requested be included in such registration, regardless of the number of shares held by each such Demanding Holder (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1.2.2 Piggy-Back Registration.

Annex C-3

2.2.1 Piggy-Back Rights. If at any time on or after the date of this Agreement the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other stock based benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration under this Agreement or a demand registration on behalf of other holders of the Company’s securities under that certain Registration Rights Agreement dated as of November 21, 2019 (“Prior Agreement”) that is to be an underwritten offering advises the Company and the holders of Registrable Securities hereunder in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with the shares of Common Stock, if any, as to which registration has been demanded pursuant to the Prior Agreement, the Registrable Securities as to which registration shall otherwise be required under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the this Agreement and the Prior Agreement, exceeds the Maximum Number of Shares in an underwritten offering, then the Company shall include in any such registration:

a) If the registration is undertaken for the Company’s account and the Company has previously complied with a demand registration made pursuant to the Prior Agreement or the date of the initial filing of the registration statement for such offering is more than 12 months after the date of this Agreement: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable piggy-back registration rights of security holders party to this Agreement, and the holders of securities under the Prior Agreement, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares;

(b) If the registration is undertaken for the Company’s account and the Company has not complied with a demand registration made pursuant to the Prior Agreement or the date of the initial filing of the registration statement for such offering is within 12 months of the date of this Agreement: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A),
Annex C-4

to the holders of securities party to the Prior Agreement, (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable piggy-back registration rights of security holders party to this Agreement, and the holders of securities under the Prior Agreement, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares;

c) If the registration is a “demand” registration undertaken at the demand of persons, (A) first, the shares of Common Stock or other securities for the account of the demanding persons under the Prior Agreement that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), collectively the shares of Common Stock or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.2.4 Limitation on Piggy-Back Registration Rights. The Company shall not be required to file more than three (3) Registration Statements with respect to Piggy-Back Registration Rights under Section 2.2. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3 Registrations on Form S-3. The holders of Registrable Securities may at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available to the Company under the Securities Act and he rules and regulations of the SEC at such time (“Form S-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

Annex C-5

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use its best efforts to, as expeditiously as possible and in any event within thirty (30) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be Registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the President or Chairman of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any 365-day period in respect of a Demand Registration hereunder.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

Annex C-6

3.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement or as otherwise provided herein.

3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential stockholders.

3.1.8 Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Opinions and Comfort Letters. Upon request, the Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.10 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11 Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

Annex C-7

3.1.12 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of [$10,000,000], the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, which period shall not exceed more than thirty (30) days, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.12; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the reasonable fees and expenses up to the sum of [$75,000] of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with Federal and applicable state securities laws. In addition, the holders of Registrable Securities shall comply with all prospectus delivery requirements under the Securities Act and applicable SEC regulations.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Stockholder and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls an Stockholder and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Stockholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be

Annex C-8

stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Stockholder Indemnified Party for any legal and any other expenses reasonably incurred by such Stockholder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2 Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

Annex C-9

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. RULE 144.

5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Assignment; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Stockholders or holder of Registrable Securities or of any assignee of the Stockholders or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.1.

6.2 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

Annex C-10

To the Company:

GreenVision Acquisition Corp.
One Penn Plaza, 36th Floor
New York, NY 10019
Attn: Zhigeng (David) Zu, Chief Executive Officer

with a copy to (which shall not constitute notice):

Becker & Poliakoff LLP
45 Broadway, 17th Floor
New York, NY 10006
Attention: Chenying Xiu, Esq.

To a Stockholder, to the address set forth below such Stockholder’s name on Exhibit A hereto.

6.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

6.5 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.6 Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon the Company unless executed in writing by the Company. No amendment, modification or termination of this Agreement shall be binding upon the holders of the Registrable Securities unless executed in writing by the holders of a majority of the Registrable Securities.

6.7 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.8 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.9 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Stockholder or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

Annex C-11

6.10 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

6.11 Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Stockholder in the negotiation, administration, performance or enforcement hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[signature page appears next]

Annex C-12

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

GREENVISION ACQUISITION CORP.

By:	___________________________________
Zhigeng (David) Fu
Chief Executive Officer

[AHA STOCKHOLDER REPRESENTATIVE]

________________________________
________________________________

[AHA STOCKHOLDER]
________________________________
________________________________

Annex C-13

EXHIBIT A

Schedule of AHA Stockholders Information

NAME	ADDRESS	NUMBER OF SHARES

Annex C-14

Annex D

PRELIMINARY COPY — NOT FOR USE

PROXY
FOR THE SPECIAL MEETING OF STOCKHOLDERS
OF
GREENVISION ACQUISITION CORP.

TO BE HELD ON [_____], 2020

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of GreenVision Acquisition Corp., a Delaware corporation (“GVAC”), hereby appoints Zhigeng Fu and Qi Ye (the “Proxies”), or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all common stock of GVAC (the “Common Stock”) which the undersigned may be entitled to vote at the special meeting of stockholders of GVAC to be held on [______________], 2020 at 10:00 a.m., Eastern time, at the offices of Becker & Poliakoff LLP, 45 Broadway, 17th Floor, New York, New York, 10017, and at any adjournments or postponements thereof. Such shares of Common Stock shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Annex D-1

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑
THE BOARD OF DIRECTIORS RECCOMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 and 4.

☐ To elect redemption rights, please check this box or see the proxy for alternative methods of electing to exercise your redemption rights. You do not need to vote on any of the proposals set out below to elect redemption rights. However, regardless of whether you elect redemption, your vote is important and we encourage you to vote on the below proposals.

PROPOSAL 1: To approve the Merger Agreement, dated as of August 26, 2020 (the “Merger Agreement”) by and among GVAC, Accountable Healthcare America, Inc. (“AHA”) and GVAC Merger Sub Inc. (the “Merger Sub”), and the transactions contemplated thereby, (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2: To approve the GreenVision Acquisition Corp. 2020 Omnibus  Incentive Plan. This proposal is referred to as the “Equity Plan Adoption Proposal” or “Proposal No. 2.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3:  To approve the issuance of more than 20% of the issued and outstanding common stock of GVAC pursuant to the terms of the Merger Agreement, as required by Listing Rules 5635(a)(b) and (d) of the Nasdaq Capital Market. This proposal is referred to as the “Nasdaq 20% Proposal” or “Proposal No. 3.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4: To approve the adjournment of the special meeting, if necessary or advisable, in the event GVAC does not receive the requisite stockholder vote to approve the Business Combination. This proposal is called the “Business Combination Adjournment Proposal” or “Proposal No. 4.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

IN THEIR DISRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting of Shareholders by giving written notice of such revocation prior to the Special Meeting of Stockholders or by filing prior to the Special Meeting of Stockholders a later-dated proxy. Should the undersigned be present and want to vote in person at the Special Meeting of Stockholders, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation.

To change the address on your account, please check the box and indicate your new address in the address space below ☐

STOCKHOLDER’S SIGNATURE

Signature of Stockholder	Date
Address

Signature of Stockholder	Date
Address

Note: Please sign exactly as your names appear on this proxy. When Common Stock is held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

IMPORTANT: PLEASE MARK, SIGN, DATE AND AMIL THIS PROXY CARD PROMPTLY!

PRELIMINARY COPY — NOT FOR USE

Annex D-2